UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 08821

Rydex Variable Trust

(Exact name of registrant as specified in charter)

805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Donald C. Cacciapaglia

Rydex Variable Trust
805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

DOMESTIC EQUITY FUNDS

NOVA FUND

INVERSE S&P 500® STRATEGY FUND

NASDAQ-100® FUND

INVERSE NASDAQ-100® STRATEGY FUND

S&P 500® 2x STRATEGY FUND

NASDAQ-100® 2x STRATEGY FUND

MID-CAP 1.5x STRATEGY FUND

INVERSE MID-CAP STRATEGY FUND

RUSSELL 2000® 2x STRATEGY FUND

RUSSELL 2000® 1.5x STRATEGY FUND

INVERSE RUSSELL 2000® STRATEGY FUND

DOW 2x STRATEGY FUND

INVERSE DOW 2x STRATEGY FUND

FIXED INCOME FUNDS GOVERNMENT LONG BOND 1.2x STRATEGY FUND INVERSE GOVERNMENT LONG BOND STRATEGY FUND MONEY MARKET FUND U.S. GOVERNMENT MONEY MARKET FUND

RVATB1-ANN-2-1213x1214

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Guggenheim Distributors, LLC.

THE RYDEX FUNDS ANNUAL REPORT | 1

December 31, 2013

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for 16 of our Funds that are part of the Rydex Variable Trust. This report covers performance of the Funds for the annual period ended December 31, 2013.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, a global, diversified financial services firm.

Guggenheim Distributors, LLC is the distributor of the Funds. Guggenheim Distributors, LLC is affiliated with Guggenheim Partners, LLC and Security Investors, LLC.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia

President

January 31, 2014

2 | THE RYDEX FUNDS ANNUAL REPORT

December 31, 2013

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

Inverse and leveraged Funds are not suitable for all investors. • These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. • The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. • Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. • The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. • Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. • Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. • For more on these and other risks, please read the prospectus.

The Nasdaq-100 Fund may not be suitable for all investors. • Investing in Rydex NASDAQ-100® Fund involves certain risks, which may include increased volatility due to the use of futures and the possibility that companies in which the Fund invests may not be commercially successful or may become obsolete more quickly. • There are no assurances that any Rydex Fund will achieve its objective and/or strategy. This Fund is subject to active trading and tracking error risks, which may increase volatility, impact the Fund’s ability to achieve its investment objective and may decrease the Fund’s performance. • This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. • For more on these and other risks, please read the prospectus.

The Government Long Bond 1.2x Strategy and Inverse Government Long Bond Strategy funds are not suitable for all investors. • These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. • The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. • The Funds’ use of derivatives, such as futures, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. • Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged Funds’ holdings consistent with their strategies, as frequently as daily. • In general, bond prices rise when interest rates fall, and vice versa. Moreover, while securities with longer maturities tend to produce higher yields, the price of longer maturity securities is also subject to greater fluctuations as a result of changes in interest rates. • It is important to note that the funds are not guaranteed by the U.S. government. • There are no assurances that any Guggenheim fund will achieve its objective and/or strategy. These Funds are subject to active trading and tracking error risks, which may increase volatility, impact the fund’s ability to achieve its investment objective, and may decrease the Fund’s performance. • For more on these and other risks, please read the prospectus.

The U.S. Government Money Market Fund may not be suitable for all investors. An investment in the Rydex U.S. Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2013

The year ended December 31, 2013 wound down with a series of stronger-than-expected economic data releases. ISM manufacturing data (historically indicative of expansion or contraction) rose to its highest levels in over two years, consumer confidence rebounded following the government shutdown, housing starts surged, and the job market strengthened. Citing improved labor market conditions and a sustainable economic expansion, the U.S. Federal Reserve (the “Fed”) announced in December that it would reduce its monthly bond purchases by $10 billion, to $75 billion, starting in January 2014. Yet, at the same time, the Fed lengthened the time frame before which it will raise rates by promising to keep the Fed funds target rate at 0-0.25% at least as long as the unemployment rate remains above 6.5% and perhaps “well past” the time this target is reached. For the first time, the Fed also added a lower-bound target for inflation of 2%–lengthening the expected time frame before rates rise.

As the U.S. economy slowly strengthens, we may return to an environment where taking credit risk is not just a consequence of staying within duration targets or reaching for yield, but rather a proactive choice driven by a positive outlook on the economy. To sustain optimism, the Fed will need to monitor the unintended consequences of tapering and avoid negative economic repercussions, as happened in the summer of 2013 when a spike in 10-year Treasury yields dampened home sales. For markets, the Fed must convince investors that the economy is strong enough to withstand steady reductions of its asset purchases. These will likely be Janet Yellen’s top priorities as she takes over the helm of the Fed.

Last January, the global economy faced myriad headwinds, choppiness lay ahead, and we expected plenty of volatility in 2013. Nevertheless, we believed at that point that risk assets were the best choice for investors. Now, the headwinds of 2013 have largely dissipated, and the outlook appears benign for risk assets for the first three to six months of 2014, if not longer.

Many pundits may have underestimated the strength of the U.S. economy, with both third quarter and fourth quarter economic growth beating expectations. The final three months of 2013 were exceptionally good for U.S. equities, which produced a wealth effect that probably boosted holiday sales. All of this bodes well for the first quarter of 2014.

Market conditions could be even stronger in Europe. Economic data from the euro area’s periphery is improving faster than from the core, where inflation is also rising at a faster pace, giving the peripheral nations a competitive advantage. In Asia, markets have priced for a more negative scenario that now appears less likely. With the U.S. and Europe now out of recession, they are ready to underpin a recovery in export growth in the Asian region. As a synchronous global expansion gets under way, investors may become more comfortable with taking risk, and this should be reflected in asset prices in many regions around the globe.

For 2014, investors should bear in mind that the Fed will continue injecting liquidity into financial markets even as it tapers its asset purchases. Assuming that the Fed continues the same pace of reductions at each Federal Open Market Committee meeting, it would still purchase more than $500 billion of bonds in 2014–nearly the size of the Fed’s QE2 from November 2010 to June 2011. This should help support credit spreads. An accelerated pace of tapering from the Fed would signal faster-than-expected economic growth and spark higher demand for risk assets. On balance, we expect the impact of tapering to be neutral. Barring economic weakness, we expect relatively benign market conditions with no major spike in volatility.

For the year ended December 31, 2013, the Standard & Poor’s 500® (“S&P 500”) Index* returned 32.39%. Foreign markets were also strong: the Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index* returned 22.78%. The return of the MSCI Emerging Markets Index* was -2.60%.

In the bond market, the Barclays U.S. Aggregate Bond Index* posted a -2.02% return for the period, while the Barclays U.S. Corporate High Yield Index* returned 7.44%. The return of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.07% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited) (concluded)	December 31, 2013

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. Corporate High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

Barclays Long Treasury Bond Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non convertible. The Long Treasury Index is market capitalization weighted and the securities in the index are updated on the last business day of each month.

NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies. The index covers approximately 7% of the U.S. equity market, and seeks to remain an accurate measure of mid-sized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.

Russell 2000® Index measures the performance of the small-cap value segment of the U.S. equity universe.

Dow Jones Industrial AverageSM (“DJIA”) Index is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq. The DJIA was invented by Charles Dow back in 1896.

THE RYDEX FUNDS ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0%– in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$10.00
Day 1	106	6.0%	9.0%	$10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2013 and ending December 31, 2013.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio [1]	Return	June 30, 2013	December 31, 2013	Period	[2]
Table 1. Based on actual Fund return[3]
Nova Fund	1.52%	24.22%	$1,000.00	$1,242.20	$8.59
Inverse S&P 500® Strategy Fund	1.67%	(15.17%)	1,000.00	848.30	7.78
NASDAQ-100® Fund	1.56%	23.30%	1,000.00	1,233.00	8.78
Inverse NASDAQ-100® Strategy Fund	1.71%	(20.80%)	1,000.00	792.00	7.72
S&P 500® 2x Strategy Fund	1.67%	33.09%	1,000.00	1,330.90	9.81
NASDAQ-100® 2x Strategy Fund	1.71%	51.68%	1,000.00	1,516.80	10.85
Mid-Cap 1.5x Strategy Fund	1.67%	24.11%	1,000.00	1,241.10	9.43
Inverse Mid-Cap Strategy Fund	1.67%	(15.42%)	1,000.00	845.80	7.77
Russell 2000® 2x Strategy Fund	1.73%	41.37%	1,000.00	1,413.70	10.53
Russell 2000® 1.5x Strategy Fund	1.72%	29.13%	1,000.00	1,291.30	9.93
Inverse Russell 2000® Strategy Fund	1.72%	(18.17%)	1,000.00	818.30	7.88
Dow 2x Strategy Fund	1.70%	24.81%	1,000.00	1,248.10	9.63
Inverse Dow 2x Strategy Fund	1.70%	(23.10%)	1,000.00	769.00	7.58
Government Long Bond
1.2x Strategy Fund	1.23%	(8.03%)	1,000.00	919.70	5.95
Inverse Government
Long Bond Strategy Fund	3.86%	6.08%	1,000.00	1,060.80	20.05
U.S. Government Money Market Fund	0.06%	0.00%	1,000.00	1,000.00	0.30

Table 2. Based on hypothetical 5% return (before expenses)
Nova Fund	1.52%	5.00%	$1,000.00	$1,017.54	$7.73
Inverse S&P 500® Strategy Fund	1.67%	5.00%	1,000.00	1,016.79	8.49
NASDAQ-100® Fund	1.56%	5.00%	1,000.00	1,017.34	7.93
Inverse NASDAQ-100® Strategy Fund	1.71%	5.00%	1,000.00	1,016.59	8.69
S&P 500® 2x Strategy Fund	1.67%	5.00%	1,000.00	1,016.79	8.49
NASDAQ-100® 2x Strategy Fund	1.71%	5.00%	1,000.00	1,016.59	8.69
Mid-Cap 1.5x Strategy Fund	1.67%	5.00%	1,000.00	1,016.79	8.49
Inverse Mid-Cap Strategy Fund	1.67%	5.00%	1,000.00	1,016.79	8.49
Russell 2000® 2x Strategy Fund	1.73%	5.00%	1,000.00	1,016.48	8.79
Russell 2000® 1.5x Strategy Fund	1.72%	5.00%	1,000.00	1,016.53	8.74
Inverse Russell 2000® Strategy Fund	1.72%	5.00%	1,000.00	1,016.53	8.74
Dow 2x Strategy Fund	1.70%	5.00%	1,000.00	1,016.64	8.64
Inverse Dow 2x Strategy Fund	1.70%	5.00%	1,000.00	1,016.64	8.64
Government Long Bond
1.2x Strategy Fund	1.23%	5.00%	1,000.00	1,019.00	6.26
Inverse Government Long Bond
Strategy Fund	3.86%	5.00%	1,000.00	1,005.75	19.51
U.S. Government Money Market Fund	0.06%	5.00%	1,000.00	1,024.90	0.31

[1]	This ratio represents annualized Net Expenses, which include interest expense related to securities sold short. Excluding short interest expense, the operating expense ratio of the Inverse Government Long Bond Strategy Fund would be 1.67%.

[2]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2013 to December 31, 2013.

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PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2013

NOVA FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the year ended December 31, 2013, Nova Fund maintained a daily correlation of over 99% to its benchmark of 150% of the daily price movement of the S&P 500 Index. Nova Fund returned 48.99%, while the S&P 500 Index gained 32.39% over the same time period.

Sectors contributing most to performance of the underlying index were Financials and Health Care. No sectors detracted from performance, but the sectors contributing least were Telecommunications Services and Utilities.

Google, Inc. — Class A, Microsoft Corp. and General Electric Co. contributed most to performance of the underlying index for 2013. Newmont Mining Corp., Intuitive Surgical, Inc. and CenturyLink, Inc. detracted most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date:  May 7, 1997

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	1.7%
Exxon Mobil Corp.	1.5%
Google, Inc. — Class A	1.0%
Microsoft Corp.	0.9%
General Electric Co.	0.9%
Johnson & Johnson	0.9%
Chevron Corp.	0.8%
Procter & Gamble Co.	0.7%
JPMorgan Chase & Co.	0.7%
Wells Fargo & Co.	0.7%
Top Ten Total	9.8%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

10 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*,†

Average Annual Returns

Periods Ended December 31, 2013*,†
	1 Year	5 Year	10 Year
Nova Fund	48.99%	23.95%	6.71%
S&P 500 Index	32.39%	17.94%	7.41%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS	December 31, 2013

NOVA FUND

	Shares	Value

COMMON STOCKS† - 54.4%

Information Technology - 10.2%
Apple, Inc.	1,592	$893,286
Google, Inc. — Class A*	497	556,992
Microsoft Corp.	13,437	502,947
International Business Machines Corp.	1,806	338,751
Oracle Corp.	6,209	237,556
Intel Corp.	8,796	228,344
QUALCOMM, Inc.	2,989	221,933
Cisco Systems, Inc.	9,460	212,377
Visa, Inc. — Class A	901	200,634
Facebook, Inc. — Class A*	2,910	159,061
MasterCard, Inc. — Class A	183	152,889
eBay, Inc.*	2,062	113,183
Hewlett-Packard Co.	3,400	95,132
Accenture plc — Class A	1,125	92,498
EMC Corp.	3,641	91,571
Texas Instruments, Inc.	1,937	85,054
Automatic Data Processing, Inc.	852	68,850
Yahoo!, Inc.*	1,669	67,494
Salesforce.com, Inc.*	986	54,417
Cognizant Technology Solutions Corp. —
Class A*	535	54,024
Adobe Systems, Inc.*	823	49,281
Corning, Inc.	2,561	45,637
Micron Technology, Inc.*	1,860	40,474
TE Connectivity Ltd.	726	40,010
Intuit, Inc.	504	38,465
Applied Materials, Inc.	2,129	37,662
Seagate Technology plc	581	32,629
Western Digital Corp.	372	31,211
Symantec Corp.	1,232	29,051
Broadcom Corp. — Class A	955	28,316
Analog Devices, Inc.	550	28,012
SanDisk Corp.	396	27,934
Fidelity National Information
Services, Inc.	515	27,645
Motorola Solutions, Inc.	407	27,473
Fiserv, Inc.*	456	26,927
Paychex, Inc.	575	26,180
Amphenol Corp. — Class A	280	24,970
Xerox Corp.	2,048	24,924
NetApp, Inc.	603	24,807
Alliance Data Systems Corp.*	90	23,664
Xilinx, Inc.	470	21,582
Citrix Systems, Inc.*	330	20,873
Juniper Networks, Inc.*	894	20,178
Autodesk, Inc.*	397	19,981
CA, Inc.	575	19,349
KLA-Tencor Corp.	295	19,016
Linear Technology Corp.	414	18,858
Red Hat, Inc.*	335	18,773
Altera Corp.	564	18,347
Western Union Co.	974	16,802
NVIDIA Corp.	1,024	16,404
Lam Research Corp.*	287	15,627
Microchip Technology, Inc.	347	15,528
Akamai Technologies, Inc.*	314	14,815
Computer Sciences Corp.	260	14,529
VeriSign, Inc.*	228	13,630
Teradata Corp.*	287	13,056
Harris Corp.	187	13,054
Electronic Arts, Inc.*	549	12,594
F5 Networks, Inc.*	137	12,448
LSI Corp.	964	10,623
Total System Services, Inc.	296	9,851
FLIR Systems, Inc.	251	7,555
First Solar, Inc.*	120	6,557
Jabil Circuit, Inc.	327	5,703
Total Information Technology		5,437,998
Financials - 8.8%
JPMorgan Chase & Co.	6,652	389,009
Wells Fargo & Co.	8,482	385,083
Berkshire Hathaway, Inc. — Class B*	3,185	377,614
Bank of America Corp.	18,873	293,853
Citigroup, Inc.	5,367	279,674
American Express Co.	1,630	147,890
American International Group, Inc.	2,605	132,985
Goldman Sachs Group, Inc.	743	131,704
U.S. Bancorp	3,231	130,532
MetLife, Inc.	1,984	106,977
Simon Property Group, Inc.	549	83,535
Capital One Financial Corp.	1,020	78,142
Morgan Stanley	2,451	76,863
Prudential Financial, Inc.	819	75,528
PNC Financial Services Group, Inc.	942	73,079
BlackRock, Inc. — Class A	225	71,206
Bank of New York Mellon Corp.	2,032	70,998
ACE Ltd.	598	61,911
Travelers Companies, Inc.	644	58,308
State Street Corp.	777	57,024
American Tower Corp. — Class A	696	55,555
Aflac, Inc.	820	54,776
Charles Schwab Corp.	2,054	53,404
Discover Financial Services	848	47,446
Marsh & McLennan Companies, Inc.	970	46,910
BB&T Corp.	1,246	46,501
IntercontinentalExchange Group, Inc.	204	45,884
Aon plc	533	44,713
CME Group, Inc. — Class A	562	44,095
Allstate Corp.	805	43,905
Chubb Corp.	445	43,000
Franklin Resources, Inc.	714	41,219
Ameriprise Financial, Inc.	344	39,577
T. Rowe Price Group, Inc.	462	38,702
Public Storage	255	38,383
McGraw Hill Financial, Inc.	479	37,458
SunTrust Banks, Inc.	947	34,859
Fifth Third Bancorp	1,562	32,849
Prologis, Inc.	882	32,590

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
NOVA FUND

	Shares	Value

Weyerhaeuser Co.	1,031	$32,549
Equity Residential	592	30,707
Ventas, Inc.	516	29,556
HCP, Inc.	806	29,274
Hartford Financial Services Group, Inc.	791	28,658
Invesco Ltd.	784	28,538
Health Care REIT, Inc.	514	27,535
Vornado Realty Trust	304	26,992
Boston Properties, Inc.	268	26,899
M&T Bank Corp.	230	26,777
Progressive Corp.	975	26,588
Moody’s Corp.	335	26,287
Loews Corp.	541	26,098
Host Hotels & Resorts, Inc.	1,342	26,088
AvalonBay Communities, Inc.	215	25,419
Northern Trust Corp.	397	24,570
Regions Financial Corp.	2,437	24,102
Lincoln National Corp.	464	23,952
Principal Financial Group, Inc.	484	23,866
KeyCorp	1,587	21,298
SLM Corp.	769	20,209
General Growth Properties, Inc.	951	19,087
Unum Group	462	16,207
XL Group plc — Class A	500	15,920
Leucadia National Corp.	555	15,729
Comerica, Inc.	324	15,403
Macerich Co.	249	14,664
Plum Creek Timber Company, Inc.	311	14,465
Kimco Realty Corp.	725	14,319
Huntington Bancshares, Inc.	1,468	14,166
Cincinnati Financial Corp.	260	13,616
Genworth Financial, Inc. — Class A*	874	13,573
CBRE Group, Inc. — Class A*	493	12,966
Torchmark Corp.	160	12,504
E*TRADE Financial Corp.*	505	9,918
Zions Bancorporation	327	9,797
Assurant, Inc.	129	8,562
People’s United Financial, Inc.	562	8,497
Legg Mason, Inc.	188	8,174
NASDAQ OMX Group, Inc.	205	8,159
Hudson City Bancorp, Inc.	839	7,912
Apartment Investment & Management
Co. — Class A	256	6,633
Total Financials		4,719,974
Health Care - 7.0%
Johnson & Johnson	4,987	456,758
Pfizer, Inc.	11,468	351,265
Merck & Company, Inc.	5,170	258,759
Gilead Sciences, Inc.*	2,711	203,731
Bristol-Myers Squibb Co.	2,911	154,720
Amgen, Inc.	1,331	151,947
AbbVie, Inc.	2,819	148,871
UnitedHealth Group, Inc.	1,781	134,109
Celgene Corp.*	724	122,327
Biogen Idec, Inc.*	418	116,936
Abbott Laboratories	2,736	104,871
Medtronic, Inc.	1,766	101,352
Express Scripts Holding Co.*	1,426	100,162
Eli Lilly & Co.	1,754	89,454
Thermo Fisher Scientific, Inc.	639	71,152
Baxter International, Inc.	957	66,560
McKesson Corp.	406	65,528
Allergan, Inc.	526	58,428
Covidien plc	813	55,365
Actavis plc*	308	51,744
WellPoint, Inc.	523	48,320
Alexion Pharmaceuticals, Inc.*	343	45,640
Aetna, Inc.	650	44,584
Cigna Corp.	489	42,778
Cardinal Health, Inc.	602	40,220
Stryker Corp.	522	39,223
Regeneron Pharmaceuticals, Inc.*	139	38,258
Becton Dickinson and Co.	343	37,898
Perrigo Company plc	235	36,063
Agilent Technologies, Inc.	585	33,456
St. Jude Medical, Inc.	513	31,780
Vertex Pharmaceuticals, Inc.*	410	30,463
Mylan, Inc.*	672	29,165
Zoetis, Inc.	885	28,931
Cerner Corp.*	519	28,929
AmerisourceBergen Corp. — Class A	407	28,616
Boston Scientific Corp.*	2,363	28,403
Humana, Inc.	274	28,282
Zimmer Holdings, Inc.	300	27,957
Intuitive Surgical, Inc.*	66	25,349
Forest Laboratories, Inc.*	419	25,153
Life Technologies Corp.*	306	23,195
DaVita HealthCare Partners, Inc.*	308	19,518
C.R. Bard, Inc.	138	18,484
Waters Corp.*	151	15,100
CareFusion Corp.*	374	14,893
Varian Medical Systems, Inc.*	187	14,528
Laboratory Corporation of America Holdings*	155	14,162
Quest Diagnostics, Inc.	257	13,760
Edwards Lifesciences Corp.*	194	12,757
DENTSPLY International, Inc.	252	12,217
Hospira, Inc.*	290	11,971
PerkinElmer, Inc.	194	7,999
Tenet Healthcare Corp.*	176	7,413
Patterson Companies, Inc.	144	5,933
Total Health Care		3,775,437
Consumer Discretionary - 6.8%
Amazon.com, Inc.*	653	260,410
Comcast Corp. — Class A	4,611	239,611
Walt Disney Co.	2,892	220,950
Home Depot, Inc.	2,492	205,191
McDonald’s Corp.	1,761	170,870
Twenty-First Century Fox, Inc. — Class A	3,472	122,145
Time Warner, Inc.	1,601	111,622
Ford Motor Co.	6,977	107,655
Priceline.com, Inc.*	91	105,778
Starbucks Corp.	1,333	104,494

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
NOVA FUND

	Shares	Value

NIKE, Inc. — Class B	1,322	$103,962
Lowe’s Companies, Inc.	1,850	91,668
General Motors Co.*	2,010	82,149
TJX Companies, Inc.	1,258	80,172
Target Corp.	1,116	70,609
Time Warner Cable, Inc.	499	67,615
CBS Corp. — Class B	987	62,911
Viacom, Inc. — Class B	716	62,535
Johnson Controls, Inc.	1,207	61,919
DIRECTV*	865	59,763
Yum! Brands, Inc.	788	59,581
Netflix, Inc.*	105	38,658
VF Corp.	620	38,651
Discovery Communications, Inc. — Class A*	399	36,078
Macy’s, Inc.	652	34,817
Omnicom Group, Inc.	453	33,690
Dollar General Corp.*	521	31,427
Carnival Corp.	772	31,011
Bed Bath & Beyond, Inc.*	380	30,514
Delphi Automotive plc	495	29,764
Chipotle Mexican Grill, Inc. — Class A*	55	29,303
Ross Stores, Inc.	383	28,698
Mattel, Inc.	599	28,500
AutoZone, Inc.*	59	28,198
Coach, Inc.	496	27,840
Wynn Resorts Ltd.	143	27,772
Harley-Davidson, Inc.	391	27,073
Starwood Hotels & Resorts Worldwide, Inc.	339	26,934
L Brands, Inc.	431	26,657
Michael Kors Holdings Ltd.*	317	25,737
O’Reilly Automotive, Inc.*	189	24,326
BorgWarner, Inc.	402	22,476
Genuine Parts Co.	270	22,461
Whirlpool Corp.	139	21,804
Dollar Tree, Inc.*	366	20,650
Kohl’s Corp.	356	20,203
Marriott International, Inc. — Class A	398	19,645
Best Buy Company, Inc.	481	19,182
PVH Corp.	141	19,179
CarMax, Inc.*	395	18,573
Staples, Inc.	1,168	18,560
Ralph Lauren Corp. — Class A	105	18,540
The Gap, Inc.	469	18,329
Tiffany & Co.	195	18,092
Wyndham Worldwide Corp.	231	17,022
Scripps Networks Interactive, Inc. — Class A	193	16,677
Newell Rubbermaid, Inc.	508	16,464
Mohawk Industries, Inc.*	110	16,379
TripAdvisor, Inc.*	196	16,235
News Corp. — Class A*	881	15,876
Nordstrom, Inc.	253	15,635
H&R Block, Inc.	484	14,055
PetSmart, Inc.	184	13,386
Interpublic Group of Companies, Inc.	736	13,027
Expedia, Inc.	182	12,678
Darden Restaurants, Inc.	231	12,559
PulteGroup, Inc.	610	12,425
Gannett Company, Inc.	403	11,921
Lennar Corp. — Class A	296	11,710
D.R. Horton, Inc.	503	11,227
Hasbro, Inc.	204	11,222
Family Dollar Stores, Inc.	167	10,850
Fossil Group, Inc.*	87	10,435
Goodyear Tire & Rubber Co.	437	10,422
GameStop Corp. — Class A	206	10,148
Garmin Ltd.	215	9,937
Harman International Industries, Inc.	120	9,822
International Game Technology	440	7,990
Leggett & Platt, Inc.	250	7,735
Urban Outfitters, Inc.*	190	7,049
Cablevision Systems Corp. — Class A	379	6,795
AutoNation, Inc.*	114	5,665
Graham Holdings Co. — Class B	6	3,980
Total Consumer Discretionary		3,654,278
Industrials - 6.0%
General Electric Co.	17,902	501,792
United Technologies Corp.	1,494	170,016
Boeing Co.	1,223	166,927
3M Co.	1,132	158,763
Union Pacific Corp.	815	136,921
United Parcel Service, Inc. — Class B	1,265	132,927
Honeywell International, Inc.	1,388	126,822
Caterpillar, Inc.	1,123	101,980
Emerson Electric Co.	1,246	87,444
Danaher Corp.	1,061	81,908
FedEx Corp.	525	75,479
Lockheed Martin Corp.	476	70,762
Precision Castparts Corp.	254	68,402
Eaton Corporation plc	840	63,941
Deere & Co.	674	61,556
Illinois Tool Works, Inc.	722	60,706
General Dynamics Corp.	595	56,852
CSX Corp.	1,794	51,613
Raytheon Co.	565	51,246
Norfolk Southern Corp.	547	50,778
Northrop Grumman Corp.	393	45,042
Cummins, Inc.	306	43,137
Delta Air Lines, Inc.	1,514	41,589
PACCAR, Inc.	623	36,863
Waste Management, Inc.	769	34,504
Tyco International Ltd.	826	33,899
Parker Hannifin Corp.	260	33,446
Ingersoll-Rand plc	474	29,198
Dover Corp.	301	29,059
Rockwell Automation, Inc.	245	28,949
W.W. Grainger, Inc.	109	27,841
Pentair Ltd.	353	27,418
Roper Industries, Inc.	176	24,408
Kansas City Southern	192	23,775
Southwest Airlines Co.	1,233	23,230
Fluor Corp.	289	23,203

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
NOVA FUND

	Shares	Value

Fastenal Co.	482	$22,900
AMETEK, Inc.	430	22,648
Stanley Black & Decker, Inc.	275	22,190
Nielsen Holdings N.V.	448	20,559
Flowserve Corp.	247	19,471
Textron, Inc.	493	18,123
Rockwell Collins, Inc.	239	17,667
Stericycle, Inc.*	152	17,658
Pall Corp.	196	16,729
L-3 Communications Holdings, Inc.	156	16,670
Expeditors International of Washington, Inc.	364	16,107
Republic Services, Inc. — Class A	478	15,870
C.H. Robinson Worldwide, Inc.	268	15,635
Equifax, Inc.	213	14,716
Jacobs Engineering Group, Inc.*	233	14,677
Masco Corp.	632	14,391
ADT Corp.	354	14,326
Quanta Services, Inc.*	382	12,056
Snap-on, Inc.	103	11,281
Xylem, Inc.	326	11,280
Joy Global, Inc.	186	10,879
Cintas Corp.	178	10,607
Robert Half International, Inc.	245	10,288
Iron Mountain, Inc.	298	9,044
Pitney Bowes, Inc.	357	8,318
Dun & Bradstreet Corp.	65	7,979
Allegion plc*	158	6,982
Ryder System, Inc.	93	6,862
Total Industrials		3,188,309
Energy - 5.6%
Exxon Mobil Corp.	7,730	782,276
Chevron Corp.	3,403	425,069
Schlumberger Ltd.	2,330	209,956
ConocoPhillips	2,163	152,816
Occidental Petroleum Corp.	1,426	135,613
Phillips 66	1,061	81,834
EOG Resources, Inc.	483	81,066
Halliburton Co.	1,501	76,176
Anadarko Petroleum Corp.	887	70,357
Apache Corp.	706	60,674
National Oilwell Varco, Inc.	757	60,204
Marathon Petroleum Corp.	533	48,892
Valero Energy Corp.	955	48,132
Pioneer Natural Resources Co.	256	47,122
Williams Companies, Inc.	1,209	46,631
Marathon Oil Corp.	1,233	43,525
Baker Hughes, Inc.	784	43,324
Noble Energy, Inc.	636	43,318
Kinder Morgan, Inc.	1,190	42,840
Spectra Energy Corp.	1,186	42,245
Hess Corp.	503	41,749
Devon Energy Corp.	673	41,639
Transocean Ltd.	600	29,653
Cabot Oil & Gas Corp.	745	28,876
Cameron International Corp.*	421	25,062
Range Resources Corp.	289	24,366
Southwestern Energy Co.*	619	24,345
Chesapeake Energy Corp.	894	24,263
Ensco plc — Class A	413	23,615
Equities Corp.	263	23,612
FMC Technologies, Inc.*	419	21,876
Murphy Oil Corp.	309	20,048
Noble Corporation plc	447	16,749
Helmerich & Payne, Inc.	186	15,639
CONSOL Energy, Inc.	405	15,406
Tesoro Corp.	235	13,748
Denbury Resources, Inc.*	649	10,663
QEP Resources, Inc.	317	9,716
Peabody Energy Corp.	477	9,316
Nabors Industries Ltd.	460	7,815
Rowan Companies plc — Class A*	216	7,638
WPX Energy, Inc.*	355	7,235
Diamond Offshore Drilling, Inc.	119	6,773
Newfield Exploration Co.*	239	5,887
Total Energy		2,997,759
Consumer Staples - 5.3%
Procter & Gamble Co.	4,810	391,582
Coca-Cola Co.	6,720	277,602
Philip Morris International, Inc.	2,835	247,015
Wal-Mart Stores, Inc.	2,863	225,289
PepsiCo, Inc.	2,714	225,099
CVS Caremark Corp.	2,106	150,726
Altria Group, Inc.	3,539	135,862
Mondelez International, Inc. — Class A	3,103	109,537
Colgate-Palmolive Co.	1,555	101,402
Costco Wholesale Corp.	773	91,995
Walgreen Co.	1,536	88,228
Kimberly-Clark Corp.	674	70,406
Kraft Foods Group, Inc.	1,054	56,832
General Mills, Inc.	1,122	55,999
Archer-Daniels-Midland Co.	1,164	50,518
Whole Foods Market, Inc.	658	38,052
Sysco Corp.	1,029	37,147
Kroger Co.	917	36,249
Estee Lauder Companies, Inc. — Class A	453	34,120
Lorillard, Inc.	652	33,043
Mead Johnson Nutrition Co. — Class A	357	29,902
Reynolds American, Inc.	555	27,744
Kellogg Co.	452	27,604
Hershey Co.	262	25,474
ConAgra Foods, Inc.	743	25,039
Brown-Forman Corp. — Class B	287	21,689
Clorox Co.	228	21,149
Constellation Brands, Inc. — Class A*	290	20,410
Beam, Inc.	289	19,669
J.M. Smucker Co.	186	19,273
Coca-Cola Enterprises, Inc.	427	18,844
Dr Pepper Snapple Group, Inc.	355	17,296
Monster Beverage Corp.*	240	16,265
McCormick & Company, Inc.	234	16,127

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
NOVA FUND

	Shares	Value

Tyson Foods, Inc. — Class A	481	$16,094
Molson Coors Brewing Co. — Class B	280	15,722
Safeway, Inc.	439	14,298
Campbell Soup Co.	318	13,763
Avon Products, Inc.	767	13,208
Hormel Foods Corp.	238	10,750
Total Consumer Staples		2,847,023
MATERIALS - 1.9%
Monsanto Co.	930	108,391
EI du Pont de Nemours & Co.	1,638	106,421
Dow Chemical Co.	2,143	95,149
Freeport-McMoRan Copper & Gold, Inc.	1,837	69,328
Praxair, Inc.	518	67,355
LyondellBasell Industries N.V. — Class A	773	62,056
Ecolab, Inc.	480	50,050
PPG Industries, Inc.	251	47,605
Air Products & Chemicals, Inc.	373	41,694
International Paper Co.	785	38,489
Nucor Corp.	562	30,000
Mosaic Co.	603	28,504
Sherwin-Williams Co.	151	27,709
CF Industries Holdings, Inc.	101	23,537
Eastman Chemical Co.	269	21,708
Newmont Mining Corp.	881	20,289
Alcoa, Inc.	1,893	20,123
Sigma-Aldrich Corp.	212	19,930
FMC Corp.	236	17,809
Vulcan Materials Co.	230	13,667
Ball Corp.	256	13,225
Airgas, Inc.	114	12,751
International Flavors & Fragrances, Inc.	144	12,381
Sealed Air Corp.	347	11,815
MeadWestvaco Corp.	315	11,633
Owens-Illinois, Inc.*	292	10,448
Avery Dennison Corp.	171	8,582
United States Steel Corp.	256	7,552
Bemis Company, Inc.	181	7,414
Cliffs Natural Resources, Inc.	267	6,998
Allegheny Technologies, Inc.	188	6,698
Total Materials		1,019,311
UTILITIES - 1.6%
Duke Energy Corp.	1,248	86,125
Dominion Resources, Inc.	1,031	66,695
Nextera Energy, Inc.	762	65,242
Southern Co.	1,555	63,926
Exelon Corp.	1,516	41,523
American Electric Power Company, Inc.	862	40,290
Sempra Energy	400	35,904
PPL Corp.	1,115	33,550
PG&e Corp.	794	31,982
Public Service enterprise Group, Inc.	895	28,676
Consolidated Edison, Inc.	516	28,524
Edison International	573	26,530
Xcel Energy, Inc.	881	24,615
Firstenergy Corp.	740	24,405
Northeast Utilities	556	23,569
ONEOK, Inc.	363	22,572
DTE Energy Co.	316	20,979
Entergy Corp.	313	19,804
NiSource, Inc.	554	18,216
CenterPoint Energy, Inc.	758	17,570
AES Corp.	1,164	16,889
Wisconsin Energy Corp.	401	16,577
NRG Energy, Inc.	572	16,428
Ameren Corp.	429	15,513
CMS Energy Corp.	467	12,502
SCANA Corp.	249	11,686
Pinnacle West Capital Corp.	193	10,214
AGL Resources, Inc.	210	9,918
Pepco Holdings, Inc.	438	8,379
Integrys Energy Group, Inc.	137	7,454
TECO Energy, Inc.	361	6,224
Total Utilities		852,481
TELECOMMUNICATION SERVICES - 1.2%
AT&T, Inc.	9,321	327,727
Verizon Communications, Inc.	5,064	248,845
Crown Castle International Corp.*	594	43,617
CenturyLink, Inc.	1,046	33,315
Windstream Holdings, Inc.	1,052	8,395
Frontier Communications Corp.	1,769	8,226
Total Telecommunication Services		670,125
Total Common Stocks
(Cost $16,280,189)		29,162,695

	Face
	Amount
REPURCHASE AGREEMENTS††,1 - 7.4%
Credit Suisse Group
issued 12/31/13 at 0.00%
due 01/02/142	$2,187,679	2,187,679
Deutsche Bank
issued 12/31/13 at 0.01%
due 01/02/14	583,832	583,832
HSBC Group
issued 12/31/13 at 0.01%
due 01/02/14	583,832	583,832
Mizuho Financial Group, Inc.
issued 12/31/13 at 0.01%
due 01/02/14	581,191	581,191
Total Repurchase agreements
(Cost $3,936,534)		3,936,534
Total Investments - 61.8%
(Cost $20,216,723)		$33,099,229
Other assets & Liabilities, net - 38.2%		20,416,181
Total Net assets - 100.0%		$53,515,410

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2013
NOVA FUND

		Unrealized
	Contracts	Gain

EQUITY FUTURES CONTRACTS PURCHASED†
March 2014 S&P 500 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $5,163,900)	56	$42,791

	Units
EQUITY INDEX SWAP AGREEMENTS††
Barclays Bank plc
January 2014 S&P 500 Index Swap,
Terminating 01/31/14[3]
(Notional Value $18,822,599)	10,183	$34,642
Credit Suisse Capital, LLC
January 2014 S&P 500 Index Swap,
Terminating 01/28/14[3]
(Notional Value $13,458,197)	7,281	28,348
Goldman Sachs International
January 2014 S&P 500 Index Swap,
Terminating 01/28/14[3]
(Notional Value $13,203,583)	7,143	11,784
(Total Notional Value
$45,484,379)		$74,774

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.
[2]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2013.
[3]	Total Return based on S&P 500 Index +/- financing at a variable rate.
plc — Public Limited Company
REIT — Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

NOVA FUND

STATEMENT OF ASSETS

AND LIABILITIES

December 31, 2013

Assets:
Investments, at value
(cost $16,280,189)	$29,162,695
Repurchase agreements, at value
(cost $3,936,534)	3,936,534
Total investments
(cost $20,216,723)	33,099,229
Segregated cash with broker	2,809,600
Unrealized appreciation on swap agreements	74,774
Receivables:
Fund shares sold	17,589,865
Dividends	40,568
Variation margin	26,740
Foreign taxes reclaim	20
Swap settlement	5,421
Total assets	53,646,217
Liabilities:
Payable for:
Fund shares redeemed	37,033
Management fees	24,580
Transfer agent and administrative fees	8,193
Investor service fees	8,193
Portfolio accounting fees	3,278
Swap settlement	2,580
Miscellaneous	46,950
Total liabilities	130,807
Net assets	$53,515,410
Net assets consist of:
Paid in capital	$59,156,787
Undistributed net investment income	38,416
Accumulated net realized loss on investments	(18,679,864)
Net unrealized appreciation on investments	13,000,071
Net assets	$53,515,410
Capital shares outstanding	406,611
Net asset value per share	$131.61

STATEMENT OF

OPERATIONS

Year Ended December 31, 2013

Investment Income:
Dividends (net of foreign withholding tax of $128)	$532,804
Interest	2,443
Income from securities lending, net	93
Total investment income	535,340

Expenses:
Management fees	240,343
Transfer agent and administrative fees	80,115
Investor service fees	80,115
Portfolio accounting fees	32,045
Professional fees	28,908
Custodian fees	3,529
Trustees’ fees*	3,189
Line of credit interest expense	52
Miscellaneous	25,483
Total expenses	493,779
Net investment income	41,561

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	245,872
Swap agreements	5,121,371
Futures contracts	896,691
Net realized gain	6,263,934
Net change in unrealized appreciation (depreciation) on:
Investments	5,578,222
Swap agreements	(145,578)
Futures contracts	27,199
Net change in unrealized appreciation (depreciation)	5,459,843
Net realized and unrealized gain	11,723,777
Net increase in net assets resulting from operations	$11,765,338

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012
Increase (Decrease) In Net Assets From Operations:
Net investment income	$41,561	$32,241
Net realized gain on investments	6,263,934	3,411,099
Net change in unrealized appreciation (depreciation) on investments	5,459,843	2,096,179
Net increase in net assets resulting from operations	11,765,338	5,539,519

Distributions to shareholders from:
Net investment income	(31,195)	—
Total distributions to shareholders	(31,195)	—

Capital share transactions:
Proceeds from sale of shares	230,535,446	136,034,022
Distributions reinvested	31,195	—
Cost of shares redeemed	(213,863,994)	(138,703,270)
Net increase (decrease) from capital share transactions	16,702,647	(2,669,248)
Net increase in net assets	28,436,790	2,870,271

Net assets:
Beginning of year	25,078,620	22,208,349
End of year	$53,515,410	$25,078,620
Undistributed net investment income at end of year	$38,416	$32,241

Capital share activity:
Shares sold	2,000,045	1,621,548
Shares issued from reinvestment of distributions	249	—
Shares redeemed	(1,877,304)	(1,644,937)
Net increase (decrease) in shares	122,990	(23,389)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

NOVA FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009[c]
Per Share Data
Net asset value, beginning of period	$88.42	$72.34	$73.23	$61.16	$45.50
Income (loss) from investment operations:
Net investment income (loss)[a]	.14	.10	(.09)	.02	.09
Net gain (loss) on investments (realized and unrealized)	43.17	15.98	(.76)	12.19	16.06
Total from investment operations	43.31	16.08	(.85)	12.21	16.15
Less distributions from:
Net investment income	(.12)	—	(.04)	(.14)	(.49)
Total distributions	(.12)	—	(.04)	(.14)	(.49)
Net asset value, end of period	$131.61	$88.42	$72.34	$73.23	$61.16

Total Return[b]	48.99%	22.25%	(1.17%)	19.97%	35.51%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$53,515	$25,079	$22,208	$29,644	$50,561
Ratios to average net assets:
Net investment income (loss)	0.13%	0.12%	(0.13%)	0.03%	0.19%
Total expenses	1.54%	1.58%	1.61%	1.55%	1.55%
Portfolio turnover rate	298%	119%	146%	58%	84%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

[c]	Reverse share split — Per share amounts for period January 1, 2009 through April 19, 2009 have been restated to reflect a 1:10 reverse share split effective April 20, 2009.

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE RYDEX FUNDS ANNUAL REPORT | 21

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2013

INVERSE S&P 500® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the year ended December 31, 2013, Inverse S&P 500® Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the S&P 500 Index. Inverse S&P 500® Strategy Fund returned -26.52%, while the S&P 500 Index gained 32.39% over the same time period.

Sectors contributing most to performance of the underlying index were Financials and Health Care. No sectors detracted from performance, but the sectors contributing least were Telecommunications Services and Utilities.

Google, Inc. — Class A, Microsoft Corp. and General Electric Co. contributed most to performance of the underlying index for 2013. Newmont Mining Corp., Intuitive Surgical, Inc. and CenturyLink, Inc. detracted most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: June 9, 1997

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

22 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*,†

Average Annual Returns

Periods Ended December 31, 2013*,†
	1 Year	5 Year	10 Year
Inverse S&P 500® Strategy Fund	-26.52%	-19.70%	-9.07%
S&P 500 Index	32.39%	17.94%	7.41%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS	December 31, 2013
INVERSE S&P 500® STRATEGY FUND

	Face
	Amount	Value

FEDERAL AGENCY DISCOUNT NOTES†† - 58.8%
Fannie Mae[1]
0.08% due 01/02/14	$1,000,000	$1,000,000
Farmer Mac[2]
0.03% due 01/02/14	1,000,000	999,999
Federal Farm Credit Bank[2]
0.03% due 01/15/14	1,000,000	999,989
Federal Home Loan Bank[2]
0.05% due 01/13/14	1,000,000	999,983
Total Federal Agency Discount Notes
(Cost $3,999,969)		3,999,971
REPURCHASE AGREEMENTS††,3 - 42.2%
Credit Suisse Group
issued 12/31/13 at 0.00%
due 01/02/14[4]	1,087,633	1,087,633
Deutsche Bank
issued 12/31/13 at 0.01%
due 01/02/14	594,167	594,167
HSBC Group
issued 12/31/13 at 0.01%
due 01/02/14	594,167	594,167
Mizuho Financial Group, Inc.
issued 12/31/13 at 0.01%
due 01/02/14	591,480	591,480
Total Repurchase Agreements
(Cost $2,867,447)		2,867,447
Total Investments - 101.0%
(Cost $6,867,416)		$6,867,418
Other Assets & Liabilities, net - (1.0)%		(70,744)
Total Net Assets - 100.0%		$6,796,674

		Unrealized
	Contracts	Loss

EQUITY FUTURES CONTRACTS SOLD SHORT†
March 2014 S&P 500 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $2,028,675)	22	$(8,608)

	Units
EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Goldman Sachs International
January 2014 S&P 500 Index Swap,
Terminating 01/28/14[5]
(Notional Value $1,057,687)	572	$(3,975)
Credit Suisse Capital, LLC
January 2014 S&P 500 Index Swap,
Terminating 01/28/14[5]
(Notional Value $1,424,209)	771	(5,662)
Barclays Bank plc
January 2014 S&P 500 Index Swap,
Terminating 01/31/14[5]
(Notional Value $2,301,846)	1,245	(9,216)
(Total Notional Value
$4,783,742)		$(18,853)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.

[1]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	Repurchase Agreements — See Note 5.
[4]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2013.

[5]	Total Return based on S&P 500 Index +/- financing at a variable rate.
plc — Public Limited Company

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® STRATEGY FUND

STATEMENT OF ASSETS

AND LIABILITIES

December 31, 2013

Assets:
Investments, at value
(cost $3,999,969)	$3,999,971
Repurchase agreements, at value
(cost $2,867,447)	2,867,447
Total investments
(cost $6,867,416)	6,867,418
Segregated cash with broker	120,200
Receivables:
Fund shares sold	96,722
Total assets	7,084,340
Liabilities:
Unrealized depreciation on swap agreements	18,853
Payable for:
Fund shares redeemed	230,262
Variation margin	10,505
Management fees	6,257
Transfer agent and administrative fees	1,738
Investor service fees	1,738
Portfolio accounting fees	695
Swap settlement	613
Miscellaneous	17,005
Total liabilities	287,666
Net assets	$6,796,674
Net assets consist of:
Paid in capital	$16,643,634
Undistributed net investment income	—
Accumulated net realized loss on investments	(9,819,501)
Net unrealized depreciation on investments	(27,459)
Net assets	$6,796,674
Capital shares outstanding	348,290
Net asset value per share	$19.51

STATEMENT OF
OPERATIONS
Year ended December 31, 2013

Investment Income:
Interest	$5,507
Total investment income	5,507

Expenses:
Management fees	100,894
Transfer agent and administrative fees	28,026
Investor service fees	28,026
Portfolio accounting fees	11,210
Professional fees	10,401
Trustees’ fees*	1,784
Custodian fees	1,033
Miscellaneous	8,428
Total expenses	189,802
Net investment loss	(184,295)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	96
Swap agreements	(2,580,630)
Futures contracts	(780,726)
Net realized loss	(3,361,260)
Net change in unrealized appreciation (depreciation) on:
Investments	(31)
Swap agreements	23,975
Futures contracts	(6,642)
Net change in unrealized appreciation (depreciation)	17,302
Net realized and unrealized loss	(3,343,958)
Net decrease in net assets resulting from operations	$(3,528,253)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

INVERSE S&P 500® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(184,295)	$(287,914)
Net realized loss on investments	(3,361,260)	(2,719,432)
Net change in unrealized appreciation (depreciation) on investments	17,302	(68,529)
Net decrease in net assets resulting from operations	(3,528,253)	(3,075,875)

Capital share transactions:
Proceeds from sale of shares	158,171,603	214,557,640
Cost of shares redeemed	(158,024,260)	(215,104,613)
Net increase (decrease) from capital share transactions	147,343	(546,973)
Net decrease in net assets	(3,380,910)	(3,622,848)

Net assets:
Beginning of year	10,177,584	13,800,432
End of year	$6,796,674	$10,177,584
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	7,011,981	7,549,799
Shares redeemed	(7,047,080)	(7,597,912)
Net decrease in shares	(35,099)	(48,113)

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$26.55	$31.98	$35.16	$42.34	$58.44
Income (loss) from investment operations:
Net investment loss[a]	(.37)	(.45)	(.57)	(.63)	(.84)
Net loss on investments (realized and unrealized)	(6.67)	(4.98)	(2.61)	(6.55)	(15.26)
Total from investment operations	(7.04)	(5.43)	(3.18)	(7.18)	(16.10)
Net asset value, end of period	$19.51	$26.55	$31.98	$35.16	$42.34

Total Return[b]	(26.52%)	(16.98%)	(9.04%)	(16.96%)	(27.55%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,797	$10,178	$13,800	$17,986	$22,964
Ratios to average net assets:
Net investment loss	(1.64%)	(1.60%)	(1.70%)	(1.55%)	(1.57%)
Total expenses	1.69%	1.72%	1.75%	1.70%	1.72%
Portfolio turnover rate	—	—	—	—	—

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2013

NASDAQ-100® FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for over-the-counter securities on a daily basis. The Fund’s current benchmark is the NASDAQ-100® Index (the “underlying index”).

For the year ended December 31, 2013, NASDAQ-100® Fund maintained a daily correlation of over 99% to its benchmark of 100% of the daily price movement of the NASDAQ-100 Index. The Fund rose 34.62%, while the NASDAQ-100 Index gained 36.92% over the same time period.

Information Technology and Consumer Discretionary contributed most to performance of the underlying index during the year. No sector detracted, but Materials contributed least to return, followed by Telecommunication Services.

Google, Inc. — Class A, Microsoft Corp. and Amazon.com, Inc. contributed most to performance of the underlying index for the year. The stocks detracting most from performance of the underlying index for the year were Oracle Corp., Intuitive Surgical, Inc. and Nuance Communications, Inc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 7, 1997

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	11.5%
Microsoft Corp.	7.1%
Google, Inc. — Class A	7.1%
Amazon.com, Inc.	4.2%
Intel Corp.	2.9%
QUALCOMM, Inc.	2.9%
Cisco Systems, Inc.	2.7%
Gilead Sciences, Inc.	2.6%
Comcast Corp. — Class A	2.5%
Facebook, Inc. — Class A	2.3%
Top Ten Total	45.8%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

28 | THE RYDEX FUNDS ANNUAL REPORT

performance report and FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*,†

Average Annual Returns

Periods Ended December 31, 2013*,†
	1 Year	5 Year	10 Year
NASDAQ-100® Fund	34.62%	23.67%	8.76%
NASDAQ-100 Index	36.92%	25.56%	10.16%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

† Returns do not reflect the impact of any additional fees charged by insurance companies.

the RYDEX FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS	December 31, 2013

NASDAQ-100® FUND

	Shares	Value

COMMON STOCKS† - 92.2%

INFORMATION TECHNOLOGY - 52.5%
Apple, Inc.	14,953	$8,390,278
Microsoft Corp.	138,742	5,193,112
Google, Inc. — Class A*	4,597	5,151,903
Intel Corp.	82,615	2,144,685
QUALCOMM, Inc.	28,078	2,084,792
Cisco Systems, Inc.	88,856	1,994,817
Facebook, Inc. — Class A*	31,144	1,702,331
eBay, Inc.*	21,518	1,181,123
Baidu, Inc. ADR*	4,577	814,157
Texas Instruments, Inc.	18,189	798,679
Yahoo!, Inc.*	16,860	681,818
Automatic Data Processing, Inc.	8,000	646,480
Cognizant Technology Solutions
Corp. — Class A*	5,031	508,030
Adobe Systems, Inc.*	8,305	497,303
Micron Technology, Inc.*	17,480	380,365
Intuit, Inc.	4,737	361,528
Applied Materials, Inc.	19,994	353,694
Western Digital Corp.	3,926	329,392
Seagate Technology plc	5,421	304,443
Paychex, Inc.	6,073	276,504
Symantec Corp.	11,563	272,656
SanDisk Corp.	3,755	264,878
Analog Devices, Inc.	5,169	263,257
Broadcom Corp. — Class A	8,609	255,257
Fiserv, Inc.*	4,288	253,206
CA, Inc.	7,495	252,207
NetApp, Inc.	5,659	232,811
Avago Technologies Ltd.	4,116	217,695
Check Point Software Technologies Ltd.*	3,267	210,787
Activision Blizzard, Inc.	11,559	206,097
Xilinx, Inc.	4,455	204,574
Citrix Systems, Inc.*	3,101	196,138
Autodesk, Inc.*	3,742	188,335
NXP Semiconductor N.V.*	4,096	188,129
KLA-Tencor Corp.	2,771	178,619
Linear Technology Corp.	3,891	177,235
Altera Corp.	5,335	173,548
NVIDIA Corp.	9,453	151,437
Equinix, Inc.*	831	147,461
Akamai Technologies, Inc.*	2,977	140,455
Maxim Integrated Products, Inc.	4,699	131,149
F5 Networks, Inc.*	1,287	116,937
Total Information Technology		38,218,302
CONSUMER DISCRETIONARY - 19.3%
Amazon.com, Inc.*	7,605	3,032,798
Comcast Corp. — Class A	35,501	1,844,810
Priceline.com, Inc.*	854	992,690
Starbucks Corp.	12,523	981,678
Twenty-First Century Fox, Inc. — Class A	24,650	867,187
DIRECTV*	8,729	603,087
Viacom, Inc. — Class B	6,565	573,387
Netflix, Inc.*	984	362,279
Sirius XM Holdings, Inc.*	101,966	355,861
Liberty Global plc — Class A*	3,678	327,305
Wynn Resorts Ltd.	1,678	325,884
Tesla Motors, Inc.*,1	2,036	306,174
Bed Bath & Beyond, Inc.*	3,567	286,430
Ross Stores, Inc.	3,598	269,598
Mattel, Inc.	5,628	267,780
Liberty Media Corp. — Class A*	1,730	253,358
Marriott International, Inc. — Class A	4,982	245,912
Charter Communications, Inc. — Class A*	1,734	237,142
Liberty Interactive Corp. — Class A*	7,970	233,920
O’Reilly Automotive, Inc.*	1,788	230,133
Discovery Communications, Inc. — Class A*	2,437	220,354
DISH Network Corp. — Class A*	3,645	211,118
Dollar Tree, Inc.*	3,460	195,213
Tractor Supply Co.	2,320	179,986
TripAdvisor, Inc.*	2,151	178,167
Staples, Inc.	10,864	172,629
Garmin Ltd.[1]	3,248	150,123
Expedia, Inc.	1,952	135,976
Total Consumer Discretionary		14,040,979
HEALTH CARE - 12.5%
Gilead Sciences, Inc.*	25,488	1,915,424
Amgen, Inc.	12,534	1,430,881
Celgene Corp.*	6,852	1,157,714
Biogen Idec, Inc.*	3,921	1,096,900
Express Scripts Holding Co.*	13,393	940,725
Regeneron Pharmaceuticals, Inc.*	1,618	445,338
Alexion Pharmaceuticals, Inc.*	3,255	433,110
Cerner Corp.*	5,702	317,829
Vertex Pharmaceuticals, Inc.*	3,887	288,804
Mylan, Inc.*	6,367	276,328
Intuitive Surgical, Inc.*	633	243,123
Illumina, Inc.*	2,099	232,191
Catamaran Corp.*	3,426	162,666
Henry Schein, Inc.*	1,422	162,478
Total Health Care		9,103,511
CONSUMER STAPLES - 4.3%
Mondelez International, Inc. — Class A	29,144	1,028,783
Costco Wholesale Corp.	7,265	864,608
Kraft Foods Group, Inc.	9,898	533,700
Whole Foods Market, Inc.	6,185	357,679
Monster Beverage Corp.*	2,786	188,807
Green Mountain Coffee Roasters, Inc.*,1	2,479	187,363
Total Consumer Staples		3,160,940
INDUSTRIALS - 1.7%
PACCAR, Inc.	5,887	348,333
Fastenal Co.	4,928	234,129
Verisk Analytics, Inc. — Class A*	2,794	183,622
Stericycle, Inc.*	1,427	165,775
Expeditors International of
Washington, Inc.	3,414	151,070
C.H. Robinson Worldwide, Inc.	2,521	147,075
Total Industrials		1,230,004

30 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2013

NASDAQ-100® FUND

	Shares	Value
TELECOMMUNICATION SERVICES - 1.6%
Vodafone Group plc ADR	16,408	$644,999
VimpelCom Ltd. ADR	27,460	355,332
SBA Communications Corp. — Class A*	2,131	191,449
Total Telecommunication Services		1,191,780
Materials - 0.3%
Sigma-Aldrich Corp.	1,987	186,798
Total Common Stocks
(Cost $42,487,005)		67,132,314

	Face
	Amount
REPURCHASE AGREEMENTS††,2 - 3.6%
Credit Suisse Group
issued 12/31/13 at 0.00%
due 01/02/14[3]	$789,215	789,215
Deutsche Bank
issued 12/31/13 at 0.01%
due 01/02/14	612,701	612,701
HSBC Group
issued 12/31/13 at 0.01%
due 01/02/14	612,701	612,701
Mizuho Financial Group, Inc.
issued 12/31/13 at 0.01%
due 01/02/14	609,929	609,929
Total Repurchase Agreements
(Cost $2,624,546)		2,624,546
SECURITIES LENDING COLLATERAL††,4 - 0.7%
Repurchase Agreements
HSBC Securities, Inc.
issued 12/31/13 at 0.01%
due 01/02/14	414,568	414,568
Deutsche Bank Securities, Inc.
issued 12/31/13 at 0.02%
due 01/02/14	61,107	61,107
Total Securities Lending Collateral
(Cost $475,675)		475,675
Total Investments - 96.5%
(Cost $45,587,226)		$70,232,535
Other Assets & Liabilities, net - 3.5%		2,577,432
Total Net Assets - 100.0%		$72,809,967

		Unrealized
	Contracts	Gain
EQUITY FUTURES CONTRACTS PURCHASED†
March 2014 NASDAQ-100 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $3,589,000)	50	$1,247

	Units
EQUITY INDEX SWAP AGREEMENTS††
Goldman Sachs International
January 2014 NASDAQ-100 Index Swap,
Terminating 01/28/14[5]
(Notional Value $1,291,915)	360	$5,550
Credit Suisse Capital, LLC
January 2014 NASDAQ-100 Index Swap,
Terminating 01/28/14[5]
(Notional Value $636,204)	177	1,425
Barclays Bank plc
January 2014 NASDAQ-100 Index Swap,
Terminating 01/31/14[5]
(Notional Value $142,964)	40	869
(Total Notional Value
$2,071,083)		$7,844

*	Non-income producing security.
† ††	Value determined based on Level 1 inputs — See Note 4. Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2013 — See Note 10.
[2]	Repurchase Agreements — See Note 5.
[3]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2013.
[4]	Securities lending collateral — See Note 10.

[5]	Total Return based on NASDAQ-100 Index +/- financing at a variable rate.
ADR — American Depositary Receipt
plc — Public Limited Company

See Notes to Financial Statements.	THe RYDEX FUNDS ANNUAL REPORT | 31

NASDAQ-100® FUND

STATEMENT OF ASSETS
AND LIABILITIES

December 31, 2013

Assets:
Investments, at value - including $462,126 of securities loaned
(cost $42,487,005)	$67,132,314
Repurchase agreements, at value
(cost $3,100,221)	3,100,221
Total investments
(cost $45,587,226)	70,232,535
Unrealized appreciation on swap agreements	7,844
Receivable for swap settlement	1,033
Receivables:
Securities sold	5,020,232
Fund shares sold	40,173
Dividends	37,550
Variation margin	1,246
Interest and securities lending income	629
Foreign taxes reclaim	283
Total assets	75,341,525
Liabilities:
Payable for:
Fund shares redeemed	1,901,556
Upon return of securities loaned	475,675
Management fees	42,945
Transfer agent and administrative fees	14,315
Investor service fees	14,315
Portfolio accounting fees	5,726
Miscellaneous	77,026
Total liabilities	2,531,558
Net assets	$72,809,967
Net assets consist of:
Paid in capital	$46,028,388
Undistributed net investment income	8,145
Accumulated net realized gain on investments	2,119,034
Net unrealized appreciation on investments	24,654,400
Net assets	$72,809,967
Capital shares outstanding	2,397,111
Net asset value per share	$30.37

STATEMENT OF
OPERATIONS

Year Ended December 31, 2013

Investment Income:
Dividends (net of foreign withholding tax of $284)	$606,801
Interest	2,747
Income from securities lending, net	2,020
Total investment income	611,568

Expenses:
Management fees	378,961
Transfer agent and administrative fees	126,321
Investor service fees	126,321
Portfolio accounting fees	50,528
Professional fees	44,513
Custodian fees	5,622
Trustees’ fees*	5,345
Line of credit interest expense	32
Miscellaneous	57,272
Total expenses	794,915
Net investment loss	(183,347)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	8,299,825
Swap agreements	2,797,431
Futures contracts	167,418
Net realized gain	11,264,674
Net change in unrealized appreciation (depreciation) on:
Investments	4,684,102
Swap agreements	(44,832)
Futures contracts	1,525
Net change in unrealized appreciation (depreciation)	4,640,795
Net realized and unrealized gain	15,905,469
Net increase in net assets resulting from operations	$15,722,122

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

32 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

NASDAQ-100® FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(183,347)	$(182,098)
Net realized gain on investments	11,264,674	3,462,466
Net change in unrealized appreciation (depreciation) on investments	4,640,795	4,327,964
Net increase in net assets resulting from operations	15,722,122	7,608,332

Capital share transactions:
Proceeds from sale of shares	205,795,109	199,053,673
Cost of shares redeemed	(187,753,913)	(211,735,302)
Net increase (decrease) from capital share transactions	18,041,196	(12,681,629)
Net increase (decrease) in net assets	33,763,318	(5,073,297)

Net assets:
Beginning of year	39,046,649	44,119,946
End of year	$72,809,967	$39,046,649
Undistributed net investment income at end of year	$8,145	$6,491

Capital share activity:
Shares sold	7,838,056	8,894,809
Shares redeemed	(7,171,304)	(9,447,529)
Net increase (decrease) in shares	666,752	(552,720)

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 33

NASDAQ-100® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$22.57	$19.32	$18.91	$15.96	$10.50
Income (loss) from investment operations:
Net investment loss[a]	(.09)	(.08)	(.19)	(.14)	(.12)
Net gain on investments (realized and unrealized)	7.89	3.33	.60	3.09	5.58
Total from investment operations	7.80	3.25	.41	2.95	5.46
Net asset value, end of period	$30.37	$22.57	$19.32	$18.91	$15.96

Total Return[b]	34.62%	16.77%	2.17%	18.48%	52.00%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$72,810	$39,047	$44,120	$55,295	$57,542
Ratios to average net assets:
Net investment loss	(0.36%)	(0.34%)	(0.98%)	(0.85%)	(0.94%)
Total expenses	1.57%	1.61%	1.64%	1.59%	1.59%
Portfolio turnover rate	186%	77%	68%	49%	59%

a Net investment loss per share was computed using average shares outstanding throughout the period.

b Total return does not reflect the impact of any additional fees charged by insurance companies.

34 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

This page intentionally left blank.

the RYDEX FUNDS ANNUAL REPORT | 35

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2013

INVERSE NASDAQ-100® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the NASDAQ-100® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the year ended December 31, 2013, with the NASDAQ-100 Index up 36.92%, the Inverse NASDAQ-100® Strategy Fund returned -29.05%. For the year ended December 31, 2013, Inverse NASDAQ-100® Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the NASDAQ-100 Index.

Information Technology and Consumer Discretionary contributed most to performance of the underlying index during the year. No sector detracted, but Materials contributed least to return, followed by Telecommunication Services.

Google, Inc. — Class A, Microsoft Corp. and Amazon.com, Inc. contributed most to performance of the underlying index for the year. The stocks detracting most from performance of the underlying index for the year were Oracle Corp., Intuitive Surgical, Inc. and Nuance Communications, Inc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 21, 2001

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

36 | the RYDEX FUNDS ANNUAL REPORT

performance report and FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*,†

Average Annual Returns

Periods Ended December 31, 2013*,†
	1 Year	5 Year	10 Year
Inverse NASDAQ-100® Strategy Fund	-29.05%	-24.53%	-11.86%
NASDAQ-100 Index	36.92%	25.56%	10.16%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

† Returns do not reflect the impact of any additional fees charged by insurance companies.

the RYDEX FUNDS ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS	December 31, 2013

INVERSE NASDAQ-100® STRATEGY FUND

	Face
	Amount	Value
FEDERAL AGENCY DISCOUNT NOTES†† - 40.5%
Federal Farm Credit Bank[1]
0.01% due 01/10/14	$500,000	$499,999
Federal Home Loan Bank[1]
0.07% due 02/21/14	500,000	499,950
Total Federal Agency Discount Notes
(Cost $999,949)		999,949
REPURCHASE AGREEMENTS††,2 - 51.5%
Credit Suisse Group
issued 12/31/13 at 0.00%
due 01/02/14[3]	451,058	451,058
Deutsche Bank
issued 12/31/13 at 0.01%
due 01/02/14	273,051	273,051
HSBC Group
issued 12/31/13 at 0.01%
due 01/02/14	273,051	273,051
Mizuho Financial Group, Inc.
issued 12/31/13 at 0.01%
due 01/02/14	271,816	271,816
Total Repurchase Agreements
(Cost $1,268,976)		1,268,976
Total Investments - 92.0%
(Cost $2,268,925)		$2,268,925
Other Assets & Liabilities, net - 8.0%		197,396
Total Net Assets - 100.0%		$2,466,321

		Unrealized
	Units	Loss
EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Credit Suisse Capital, LLC
January 2014 NASDAQ-100 Index Swap,
Terminating 01/28/14[4]
(Notional Value $225,619)	63	$(486)
Goldman Sachs International
January 2014 NASDAQ-100 Index Swap,
Terminating 01/28/14[4]
(Notional Value $343,340)	96	(768)
Barclays Bank plc
January 2014 NASDAQ-100 Index Swap,
Terminating 01/31/14[4]
(Notional Value $1,904,721)	530	(11,613)
(Total Notional Value
$2,473,680)		$(12,867)

††	Value determined based on Level 2 inputs — See Note 4.
[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[2]	Repurchase Agreements — See Note 5.
[3]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2013.
[4]	Total Return based on NASDAQ-100 Index +/- financing at a variable rate.
plc — Public Limited Company

38 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENT OF ASSETS

AND LIABILITIES

December 31, 2013

Assets:
Investments, at value
(cost $999,949)	$999,949
Repurchase agreements, at value
(cost $1,268,976)	1,268,976
Total investments
(cost $2,268,925)	2,268,925
Segregated cash with broker	263,143
Receivables:
Fund shares sold	11,747
Swap settlement	8,430
Total assets	2,552,245
Liabilities:
Unrealized depreciation on swap agreements	12,867
Payable for:
Fund shares redeemed	61,669
Management fees	2,126
Transfer agent and administrative fees	590
Investor service fees	590
Swap settlement	523
Portfolio accounting fees	236
Miscellaneous	7,323
Total liabilities	85,924
Net Assets	$2,466,321
Net Assets consist of:
Paid in capital	$6,043,779
Accumulated net investment loss	(1)
Accumulated net realized loss on investments	(3,564,590)
Net unrealized depreciation on investments	(12,867)
Net assets	$2,466,321
Capital shares outstanding†	80,456
Net asset value per share†	$30.65

STATEMENT OF

OPERATIONS

Year ended December 31, 2013

Investment income:
Interest	$2,450
Total investment income	2,450

Expenses:
Management fees	41,168
Transfer agent and administrative fees	11,435
Investor service fees	11,435
Portfolio accounting fees	4,574
Professional fees	4,297
Trustees’ fees*	697
Custodian fees	503
Miscellaneous	5,079
Total expenses	79,188
Net investment loss	(76,738)

Net Realized And Unrealized Gain (loss):
Net realized gain (loss) on:
Swap agreements	(1,352,343)
Futures contracts	(246,602)
Net realized loss	(1,598,945)
Net change in unrealized appreciation (depreciation) on:
Investments	(24)
Swap agreements	81,795
Futures contracts	(11,522)
Net change in unrealized appreciation (depreciation)	70,249
Net realized and unrealized loss	(1,528,696)
Net decrease in net assets resulting from operations	$(1,605,434)

† Reverse share split — The shares outstanding and net asset value per share have been restated to reflect a 1:5 reverse share split effective January 24, 2014. See Note 13 in Notes to Financial Statements.

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 39

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(76,738)	$(111,886)
Net realized loss on investments	(1,598,945)	(682,523)
Net change in unrealized appreciation (depreciation) on investments	70,249	(107,666)
Net decrease in net assets resulting from operations	(1,605,434)	(902,075)

Capital share transactions:
Proceeds from sale of shares	82,085,341	129,937,665
Cost of shares redeemed	(84,819,355)	(129,653,115)
Net increase (decrease) from capital share transactions	(2,734,014)	284,550
Net decrease in net assets	(4,339,448)	(617,525)

Net assets:
Beginning of year	6,805,769	7,423,294
End of year	$2,466,321	$6,805,769
Accumulated net investment loss at end of year	$(1)	$(1)

Capital share activity:*
Shares sold	2,213,686	2,908,908
Shares redeemed	(2,290,743)	(2,891,170)
Net increase (decrease) in shares	(77,057)	17,738

*	Reverse share split — Capital share activity for the years ended December 31, 2013 and 2012 have been restated to reflect a 1:5 reverse share split effective January 24, 2014. See Note 13 in Notes to Financial Statements.

40 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

INVERSE NASDAQ-100® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013[c]	2012[c]	2011[c]	2010[c]	2009[c]
Per Share Data
Net asset value, beginning of period	$43.21	$53.11	$59.05	$75.01	$125.27
Income (loss) from investment operations:
Net investment loss[a]	(.65)	(.75)	(.95)	(1.10)	(1.55)
Net loss on investments (realized and unrealized)	(11.91)	(9.15)	(4.99)	(14.86)	(48.61)
Total from investment operations	(12.56)	(9.90)	(5.94)	(15.96)	(50.16)
Less distributions from:
Net investment income	—	—	—	—	(.10)
Total distributions	—	—	—	—	(.10)
Net asset value, end of period	$30.65	$43.21	$53.11	$59.05	$75.01

Total Return[b]	(29.05%)	(18.64%)	(10.08%)	(21.27%)	(40.05%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,466	$6,806	$7,423	$7,647	$14,309
Ratios to average net assets:
Net investment loss	(1.68%)	(1.64%)	(1.74%)	(1.59%)	(1.61%)
Total expenses	1.73%	1.76%	1.79%	1.74%	1.75%
Portfolio turnover rate	—	—	—	—	—

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

[c]	Reverse share split — Per share amounts for period December 31, 2009 through December 31, 2013 have been restated to reflect a 1:5 reverse share split effective January 24, 2014. See Note 13 in Notes to Financial Statements.

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 41

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2013

S&P 500® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the year ended December 31, 2013, S&P 500® 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the S&P 500 Index. S&P 500® 2x Strategy Fund returned 68.71%, while the S&P 500 Index gained 32.39% over the same time period.

Sectors contributing most to performance of the underlying index were Financials and Health Care. No sectors detracted from performance, but the sectors contributing least were Telecommunications Services and Utilities.

Google, Inc. — Class A, Microsoft Corp. and General Electric Co. contributed most to performance of the underlying index for 2013. Newmont Mining Corp., Intuitive Surgical, Inc. and CenturyLink, Inc. detracted most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	1.8%
Exxon Mobil Corp.	1.6%
Google, Inc. — Class A	1.1%
Microsoft Corp.	1.0%
General Electric Co.	1.0%
Johnson & Johnson	0.9%
Chevron Corp.	0.8%
Procter & Gamble Co.	0.8%
JPMorgan Chase & Co.	0.8%
Wells Fargo & Co.	0.8%
Top Ten Total	10.6%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

42 | the RYDEX FUNDS ANNUAL REPORT

performance report and FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*,†

Average Annual Returns

Periods Ended December 31, 2013*,†
	1 Year	5 Year	10 Year
S&P 500® 2x Strategy Fund	68.71%	30.95%	6.37%
S&P 500 Index	32.39%	17.94%	7.41%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

 † Returns do not reflect the impact of any additional fees charged by insurance companies.

the RYDEX FUNDS ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS	December 31, 2013

S&P 500® 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 57.8%

Information Technology - 10.7%
Apple, Inc.	869	$487,604
Google, Inc. — Class A*	266	298,109
Microsoft Corp.	7,342	274,812
International Business Machines Corp.	986	184,944
Oracle Corp.	3,390	129,701
Intel Corp.	4,802	124,660
QUALCOMM, Inc.	1,632	121,176
Cisco Systems, Inc.	5,165	115,954
Visa, Inc. — Class A	492	109,559
Facebook, Inc. — Class A*	1,580	86,363
MasterCard, Inc. — Class A	100	83,546
eBay, Inc.*	1,126	61,806
Hewlett-Packard Co.	1,854	51,875
Accenture plc — Class A	614	50,483
EMC Corp.	1,988	49,997
Texas Instruments, Inc.	1,057	46,413
Automatic Data Processing, Inc.	465	37,577
Yahoo!, Inc.*	911	36,841
Salesforce.com, Inc.*	538	29,693
Cognizant Technology Solutions
Corp. — Class A*	292	29,486
Adobe Systems, Inc.*	449	26,886
Corning, Inc.	1,398	24,912
Micron Technology, Inc.*	1,017	22,130
TE Connectivity Ltd.	396	21,823
Intuit, Inc.	275	20,988
Applied Materials, Inc.	1,163	20,573
Seagate Technology plc	311	17,466
Western Digital Corp.	203	17,032
Symantec Corp.	672	15,846
Broadcom Corp. — Class A	521	15,448
SanDisk Corp.	218	15,378
Analog Devices, Inc.	298	15,177
Fidelity National Information
Services, Inc.	281	15,084
Motorola Solutions, Inc.	222	14,985
Fiserv, Inc.*	249	14,703
Paychex, Inc.	314	14,296
Amphenol Corp. — Class A	153	13,645
Xerox Corp.	1,118	13,606
NetApp, Inc.	329	13,535
Alliance Data Systems Corp.*	50	13,147
Xilinx, Inc.	257	11,801
Citrix Systems, Inc.*	180	11,385
Juniper Networks, Inc.*	488	11,014
Autodesk, Inc.*	213	10,720
CA, Inc.	314	10,566
Linear Technology Corp.	226	10,294
Red Hat, Inc.*	183	10,255
KLA-Tencor Corp.	159	10,249
Altera Corp.	308	10,019
Western Union Co.	533	9,194
NVIDIA Corp.	559	8,955
Lam Research Corp.*	157	8,549
Microchip Technology, Inc.	189	8,458
Akamai Technologies, Inc.*	173	8,162
Computer Sciences Corp.	142	7,935
VeriSign, Inc.*	124	7,413
Teradata Corp.*	157	7,142
Harris Corp.	102	7,121
Electronic Arts, Inc.*	295	6,767
F5 Networks, Inc.*	73	6,633
LSI Corp.	526	5,797
Total System Services, Inc.	161	5,358
FLIR Systems, Inc.	137	4,124
First Solar, Inc.*	63	3,442
Jabil Circuit, Inc.	179	3,122
Total Information Technology		2,961,734
Financials - 9.4%
JPMorgan Chase & Co.	3,631	212,340
Wells Fargo & Co.	4,631	210,246
Berkshire Hathaway, Inc. — Class B*	1,739	206,176
Bank of America Corp.	10,304	160,433
Citigroup, Inc.	2,930	152,682
American Express Co.	890	80,750
American International Group, Inc.	1,422	72,593
Goldman Sachs Group, Inc.	405	71,790
U.S. Bancorp	1,764	71,266
MetLife, Inc.	1,081	58,287
Simon Property Group, Inc.	300	45,648
Capital One Financial Corp.	557	42,672
Morgan Stanley	1,338	41,960
Prudential Financial, Inc.	447	41,222
PNC Financial Services Group, Inc.	514	39,875
Bank of New York Mellon Corp.	1,109	38,749
BlackRock, Inc. — Class A	118	37,344
ACE Ltd.	329	34,062
Travelers Companies, Inc.	352	31,870
State Street Corp.	424	31,117
American Tower Corp. — Class A	381	30,411
Aflac, Inc.	450	30,060
Charles Schwab Corp.	1,119	29,094
Discover Financial Services	463	25,905
Marsh & McLennan Companies, Inc.	530	25,631
BB&T Corp.	680	25,377
IntercontinentalExchange Group, Inc.	111	24,967
Aon plc	291	24,412
Allstate Corp.	439	23,943
CME Group, Inc. — Class A	305	23,930
Chubb Corp.	243	23,481
Franklin Resources, Inc.	390	22,515
Ameriprise Financial, Inc.	188	21,629
T. Rowe Price Group, Inc.	252	21,110
Public Storage	138	20,772
McGraw Hill Financial, Inc.	262	20,488
SunTrust Banks, Inc.	517	19,031
Fifth Third Bancorp	853	17,939
Prologis, Inc.	482	17,810
Weyerhaeuser Co.	562	17,742
Equity Residential	321	16,651
Ventas, Inc.	284	16,268

44 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2013

S&P 500® 2x STRATEGY FUND

	Shares	Value
HCP, Inc.	441	$16,017
Hartford Financial Services Group, Inc.	432	15,652
Invesco Ltd.	424	15,434
Boston Properties, Inc.	148	14,855
Health Care REIT, Inc.	277	14,839
M&T Bank Corp.	126	14,669
Vornado Realty Trust	164	14,562
Progressive Corp.	530	14,453
Moody’s Corp.	183	14,360
Host Hotels & Resorts, Inc.	733	14,250
Loews Corp.	295	14,231
AvalonBay Communities, Inc.	118	13,951
Northern Trust Corp.	217	13,430
Regions Financial Corp.	1,331	13,164
Lincoln National Corp.	253	13,060
Principal Financial Group, Inc.	263	12,969
KeyCorp	866	11,622
SLM Corp.	419	11,011
General Growth Properties, Inc.	519	10,416
Unum Group	252	8,840
XL Group plc — Class A	272	8,660
Leucadia National Corp.	302	8,559
Comerica, Inc.	177	8,415
Plum Creek Timber Company, Inc.	175	8,139
Kimco Realty Corp.	394	7,782
Macerich Co.	132	7,773
Huntington Bancshares, Inc.	802	7,739
Cincinnati Financial Corp.	142	7,437
Genworth Financial, Inc. — Class A*	474	7,361
CBRE Group, Inc. — Class A*	266	6,996
Torchmark Corp.	87	6,799
E*TRADE Financial Corp.*	273	5,362
Zions Bancorporation	178	5,333
People’s United Financial, Inc.	306	4,627
Assurant, Inc.	68	4,513
Legg Mason, Inc.	103	4,478
Hudson City Bancorp, Inc.	459	4,328
NASDAQ OMX Group, Inc.	108	4,298
Apartment Investment &
Management Co. — Class A	141	3,653
Total Financials		2,574,285
Health Care - 7.5%
Johnson & Johnson	2,730	250,040
Pfizer, Inc.	6,261	191,773
Merck & Company, Inc.	2,823	141,291
Gilead Sciences, Inc.*	1,481	111,296
Bristol-Myers Squibb Co.	1,587	84,349
Amgen, Inc.	729	83,223
AbbVie, Inc.	1,532	80,905
UnitedHealth Group, Inc.	973	73,268
Celgene Corp.*	398	67,246
Biogen Idec, Inc.*	228	63,783
Abbott Laboratories	1,494	57,264
Medtronic, Inc.	964	55,324
Express Scripts Holding Co.*	778	54,647
Eli Lilly & Co.	958	48,858
Thermo Fisher Scientific, Inc.	344	38,305
Baxter International, Inc.	521	36,236
McKesson Corp.	221	35,670
Allergan, Inc.	287	31,880
Covidien plc	444	30,236
Actavis plc*	165	27,720
WellPoint, Inc.	285	26,331
Alexion Pharmaceuticals, Inc.*	189	25,148
Aetna, Inc.	355	24,349
Cigna Corp.	267	23,357
Cardinal Health, Inc.	330	22,047
Stryker Corp.	285	21,415
Becton Dickinson and Co.	187	20,662
Regeneron Pharmaceuticals, Inc.*	73	20,093
Perrigo Company plc	129	19,796
Agilent Technologies, Inc.	317	18,129
St. Jude Medical, Inc.	283	17,532
Vertex Pharmaceuticals, Inc.*	223	16,569
Mylan, Inc.*	370	16,058
Cerner Corp.*	285	15,886
Zoetis, Inc.	479	15,659
AmerisourceBergen Corp. — Class A	222	15,609
Humana, Inc.	151	15,586
Boston Scientific Corp.*	1,290	15,506
Zimmer Holdings, Inc.	162	15,097
Intuitive Surgical, Inc.*	37	14,211
Forest Laboratories, Inc.*	224	13,447
Life Technologies Corp.*	164	12,431
DaVita HealthCare Partners, Inc.*	168	10,646
C.R. Bard, Inc.	72	9,644
Waters Corp.*	82	8,200
CareFusion Corp.*	204	8,123
Varian Medical Systems, Inc.*	100	7,769
Laboratory Corporation of America
Holdings*	84	7,675
Quest Diagnostics, Inc.	140	7,496
Edwards Lifesciences Corp.*	105	6,905
DENTSPLY International, Inc.	138	6,690
Hospira, Inc.*	159	6,564
PerkinElmer, Inc.	104	4,288
Tenet Healthcare Corp.*	96	4,044
Patterson Companies, Inc.	81	3,337
Total Health Care		2,059,613
Consumer Discretionary - 7.3%
Amazon.com, Inc.*	358	142,767
Comcast Corp. — Class A	2,517	130,796
Walt Disney Co.	1,579	120,636
Home Depot, Inc.	1,360	111,982
McDonald’s Corp.	961	93,247
Twenty-First Century Fox, Inc. — Class A	1,896	66,701
Time Warner, Inc.	874	60,935
Ford Motor Co.	3,814	58,850
Priceline.com, Inc.*	50	58,120
Starbucks Corp.	732	57,381
NIKE, Inc. — Class B	722	56,778
Lowe’s Companies, Inc.	1,010	50,046
General Motors Co.*	1,097	44,834
TJX Companies, Inc.	687	43,783

See Notes to Financial Statements.	THe RYDEX FUNDS ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (continued)	December 31, 2013

S&P 500® 2x STRATEGY FUND

	Shares	Value
Target Corp.	611	$38,658
Time Warner Cable, Inc.	272	36,856
CBS Corp. — Class B	539	34,355
Viacom, Inc. — Class B	392	34,237
Johnson Controls, Inc.	662	33,961
DIRECTV*	472	32,610
Yum! Brands, Inc.	430	32,512
Netflix, Inc.*	57	20,986
VF Corp.	332	20,697
Discovery Communications, Inc. —
Class A*	218	19,712
Macy’s, Inc.	356	19,010
Omnicom Group, Inc.	249	18,519
Dollar General Corp.*	285	17,191
Carnival Corp.	420	16,872
Bed Bath & Beyond, Inc.*	207	16,622
Delphi Automotive plc	269	16,175
Chipotle Mexican Grill, Inc. — Class A*	30	15,983
AutoZone, Inc.*	33	15,772
Ross Stores, Inc.	208	15,585
Mattel, Inc.	327	15,559
Wynn Resorts Ltd.	78	15,149
Coach, Inc.	269	15,099
Harley-Davidson, Inc.	214	14,817
Starwood Hotels & Resorts
Worldwide, Inc.	185	14,698
L Brands, Inc.	236	14,597
Michael Kors Holdings Ltd.*	170	13,802
O’Reilly Automotive, Inc.*	103	13,257
Genuine Parts Co.	149	12,395
BorgWarner, Inc.	219	12,244
Whirlpool Corp.	76	11,921
Dollar Tree, Inc.*	199	11,228
Kohl’s Corp.	194	11,010
PVH Corp.	79	10,746
Marriott International, Inc. — Class A	217	10,711
Best Buy Company, Inc.	264	10,528
CarMax, Inc.*	216	10,156
Staples, Inc.	638	10,138
The Gap, Inc.	256	10,004
Ralph Lauren Corp. — Class A	56	9,888
Tiffany & Co.	106	9,835
Wyndham Worldwide Corp.	126	9,285
Scripps Networks Interactive,
Inc. — Class A	104	8,987
Mohawk Industries, Inc.*	60	8,934
Newell Rubbermaid, Inc.	274	8,880
TripAdvisor, Inc.*	107	8,863
News Corp. — Class A*	481	8,668
Nordstrom, Inc.	138	8,528
H&R Block, Inc.	262	7,608
PetSmart, Inc.	100	7,275
Interpublic Group of Companies, Inc.	402	7,115
Expedia, Inc.	99	6,896
Darden Restaurants, Inc.	126	6,851
PulteGroup, Inc.	333	6,783
Gannett Company, Inc.	218	6,448
Lennar Corp. — Class A	162	6,409
Hasbro, Inc.	112	6,161
D.R. Horton, Inc.	275	6,138
Family Dollar Stores, Inc.	93	6,042
Goodyear Tire & Rubber Co.	239	5,700
Fossil Group, Inc.*	47	5,637
Garmin Ltd.	119	5,500
GameStop Corp. — Class A	111	5,468
Harman International Industries, Inc.	63	5,157
International Game Technology	240	4,358
Leggett & Platt, Inc.	136	4,208
Urban Outfitters, Inc.*	105	3,896
Cablevision Systems Corp. — Class A	206	3,694
AutoNation, Inc.*	62	3,081
Graham Holdings Co. — Class B	3	1,990
Total Consumer Discretionary		1,995,511
Industrials - 6.3%
General Electric Co.	9,774	273,964
United Technologies Corp.	815	92,746
Boeing Co.	668	91,175
3M Co.	618	86,675
Union Pacific Corp.	445	74,760
United Parcel Service, Inc. — Class B	691	72,610
Honeywell International, Inc.	758	69,258
Caterpillar, Inc.	615	55,849
Emerson Electric Co.	680	47,723
Danaher Corp.	578	44,622
FedEx Corp.	287	41,262
Lockheed Martin Corp.	260	38,652
Precision Castparts Corp.	140	37,702
Eaton Corporation plc	456	34,711
Deere & Co.	368	33,609
Illinois Tool Works, Inc.	394	33,128
General Dynamics Corp.	323	30,863
CSX Corp.	979	28,166
Raytheon Co.	309	28,026
Norfolk Southern Corp.	298	27,663
Northrop Grumman Corp.	214	24,527
Cummins, Inc.	164	23,119
Delta Air Lines, Inc.	826	22,691
PACCAR, Inc.	342	20,236
Waste Management, Inc.	419	18,801
Parker Hannifin Corp.	144	18,524
Tyco International Ltd.	449	18,427
Ingersoll-Rand plc	259	15,954
Rockwell Automation, Inc.	134	15,833
Dover Corp.	163	15,736
Pentair Ltd.	193	14,990
W.W. Grainger, Inc.	58	14,814
Roper Industries, Inc.	96	13,313
Southwest Airlines Co.	673	12,679
Kansas City Southern	102	12,631
Fluor Corp.	157	12,605
Fastenal Co.	264	12,543
AMETEK, Inc.	236	12,430
Stanley Black & Decker, Inc.	150	12,104
Nielsen Holdings N.V.	244	11,197

46 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
S&P 500® 2x STRATEGY FUND

	Shares	Value
Flowserve Corp.	135	$10,642
Textron, Inc.	272	9,999
Rockwell Collins, Inc.	131	9,684
Stericycle, Inc.*	83	9,642
L-3 Communications Holdings, Inc.	86	9,190
Pall Corp.	104	8,876
Expeditors International of
Washington, Inc.	197	8,717
Republic Services, Inc. — Class A	261	8,665
C.H. Robinson Worldwide, Inc.	146	8,518
Jacobs Engineering Group, Inc.*	127	8,000
Equifax, Inc.	114	7,876
Masco Corp.	345	7,856
ADT Corp.	193	7,811
Quanta Services, Inc.*	205	6,470
Xylem, Inc.	178	6,159
Joy Global, Inc.	103	6,024
Snap-on, Inc.	55	6,024
Cintas Corp.	97	5,780
Robert Half International, Inc.	134	5,627
Iron Mountain, Inc.	162	4,917
Dun & Bradstreet Corp.	37	4,542
Pitney Bowes, Inc.	194	4,520
Allegion plc*	83	3,682
Ryder System, Inc.	48	3,541
Total Industrials		1,739,080
Energy - 5.9%
Exxon Mobil Corp.	4,220	427,064
Chevron Corp.	1,858	232,083
Schlumberger Ltd.	1,272	114,620
ConocoPhillips	1,183	83,578
Occidental Petroleum Corp.	776	73,798
Phillips 66	579	44,659
EOG Resources, Inc.	262	43,974
Halliburton Co.	817	41,463
Anadarko Petroleum Corp.	486	38,550
Apache Corp.	386	33,173
National Oilwell Varco, Inc.	409	32,528
Marathon Petroleum Corp.	291	26,693
Valero Energy Corp.	521	26,258
Williams Companies, Inc.	660	25,456
Pioneer Natural Resources Co.	138	25,402
Marathon Oil Corp.	673	23,757
Baker Hughes, Inc.	428	23,651
Noble Energy, Inc.	346	23,566
Kinder Morgan, Inc.	650	23,400
Spectra Energy Corp.	647	23,046
Hess Corp.	275	22,825
Devon Energy Corp.	368	22,768
Transocean Ltd.	323	15,963
Cabot Oil & Gas Corp.	406	15,737
Cameron International Corp.*	230	13,692
Southwestern Energy Co.*	339	13,333
Chesapeake Energy Corp.	488	13,244
Range Resources Corp.	157	13,237
Equities Corp.	146	13,108
Ensco plc — Class A	226	12,923
FMC Technologies, Inc.*	229	11,956
Murphy Oil Corp.	167	10,835
Noble Corporation plc	245	9,180
Helmerich & Payne, Inc.	104	8,744
CONSOL Energy, Inc.	221	8,407
Tesoro Corp.	128	7,488
Denbury Resources, Inc.*	354	5,816
QEP Resources, Inc.	173	5,302
Peabody Energy Corp.	257	5,019
Nabors Industries Ltd.	251	4,264
Rowan Companies plc — Class A*	117	4,137
WPX Energy, Inc.*	192	3,913
Diamond Offshore Drilling, Inc.	63	3,586
Newfield Exploration Co.*	130	3,202
Total Energy		1,635,398
Consumer Staples - 5.7%
Procter & Gamble Co.	2,626	213,784
Coca-Cola Co.	3,669	151,566
Philip Morris International, Inc.	1,548	134,878
Wal-Mart Stores, Inc.	1,563	122,993
PepsiCo, Inc.	1,481	122,834
CVS Caremark Corp.	1,150	82,305
Altria Group, Inc.	1,932	74,169
Mondelez International, Inc. — Class A	1,694	59,799
Colgate-Palmolive Co.	849	55,363
Costco Wholesale Corp.	422	50,222
Walgreen Co.	838	48,135
Kimberly-Clark Corp.	367	38,337
Kraft Foods Group, Inc.	573	30,896
General Mills, Inc.	613	30,595
Archer-Daniels-Midland Co.	636	27,602
Whole Foods Market, Inc.	359	20,760
Sysco Corp.	562	20,288
Kroger Co.	501	19,805
Estee Lauder Companies, Inc. — Class A	247	18,604
Lorillard, Inc.	356	18,042
Mead Johnson Nutrition Co. — Class A	195	16,333
Reynolds American, Inc.	303	15,147
Kellogg Co.	248	15,145
ConAgra Foods, Inc.	408	13,750
Hershey Co.	141	13,709
Brown-Forman Corp. — Class B	157	11,865
Clorox Co.	125	11,595
Constellation Brands, Inc. — Class A*	159	11,190
Beam, Inc.	156	10,617
Coca-Cola Enterprises, Inc.	233	10,282
J.M. Smucker Co.	99	10,258
Dr Pepper Snapple Group, Inc.	194	9,452
Monster Beverage Corp.*	131	8,878
McCormick & Company, Inc.	128	8,822
Tyson Foods, Inc. — Class A	262	8,767
Molson Coors Brewing Co. — Class B	149	8,366
Safeway, Inc.	238	7,752
Campbell Soup Co.	173	7,487
Avon Products, Inc.	416	7,164
Hormel Foods Corp.	130	5,872
Total Consumer Staples		1,553,428

See Notes to Financial Statements.	THe RYDEX FUNDS ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
S&P 500® 2x STRATEGY FUND

	Shares	Value
MATERIALS - 2.0%
Monsanto Co.	508	$59,207
EI du Pont de Nemours & Co.	895	58,149
Dow Chemical Co.	1,170	51,949
Freeport-McMoRan Copper & Gold, Inc.	1,003	37,853
Praxair, Inc.	284	36,928
LyondellBasell Industries N.V. Class A	422	33,878
Ecolab, Inc.	262	27,319
PPG Industries, Inc.	137	25,983
Air Products & Chemicals, Inc.	201	22,468
International Paper Co.	429	21,034
Nucor Corp.	306	16,334
Mosaic Co.	328	15,505
Sherwin-Williams Co.	83	15,231
CF Industries Holdings, Inc.	54	12,584
Eastman Chemical Co.	149	12,024
Newmont Mining Corp.	477	10,985
Alcoa, Inc.	1,030	10,949
Sigma-Aldrich Corp.	113	10,623
FMC Corp.	129	9,734
Vulcan Materials Co.	126	7,487
Ball Corp.	140	7,233
Airgas, Inc.	61	6,823
International Flavors & Fragrances, Inc.	79	6,792
Sealed Air Corp.	190	6,469
MeadWestvaco Corp.	168	6,204
Owens-Illinois, Inc.*	158	5,653
Avery Dennison Corp.	93	4,668
United States Steel Corp.	140	4,130
Bemis Company, Inc.	99	4,055
Cliffs Natural Resources, Inc.	145	3,800
Allegheny Technologies, Inc.	104	3,706
Total Materials		555,757
UTILITIES - 1.7%
Duke Energy Corp.	679	46,859
Dominion Resources, Inc.	560	36,226
Nextera Energy, Inc.	420	35,960
Southern Co.	849	34,902
Exelon Corp.	826	22,624
American Electric Power Company, Inc.	468	21,874
Sempra Energy	220	19,747
PPL Corp.	609	18,325
PG&E Corp.	433	17,441
Public Service Enterprise Group, Inc.	489	15,668
Consolidated Edison, Inc.	283	15,644
Edison International	313	14,492
Xcel Energy, Inc.	481	13,439
Firstenergy Corp.	404	13,324
Northeast Utilities	304	12,887
ONEOK, Inc.	199	12,374
DTE Energy Co.	171	11,353
Entergy Corp.	172	10,882
NiSource, Inc.	303	9,963
CenterPoint Energy, Inc.	414	9,597
AES Corp.	638	9,258
Wisconsin Energy Corp.	219	9,053
NRG Energy, Inc.	309	8,874
Ameren Corp.	234	8,461
CMS Energy Corp.	257	6,880
SCANA Corp.	135	6,336
AGL Resources, Inc.	115	5,431
Pinnacle West Capital Corp.	102	5,398
Pepco Holdings, Inc.	239	4,572
Integrys Energy Group, Inc.	77	4,190
TECO Energy, Inc.	197	3,396
Total Utilities		465,430
TELECOMMUNICATION SERVICES - 1.3%
AT&T, Inc.	5,089	178,929
Verizon Communications, Inc.	2,764	135,823
Crown Castle International Corp.*	326	23,938
CenturyLink, Inc.	571	18,186
Windstream Holdings, Inc.	571	4,557
Frontier Communications Corp.	966	4,492
Total Telecommunication Services		365,925
Total Common Stocks
(Cost $9,639,194)		15,906,161

	Face
	Amount
Repurchase Agreements††,1 - 43.5%
Credit Suisse Group
issued 12/31/13 at 0.00%
due 01/02/14[2]	$6,729,428	6,729,428
Deutsche Bank
issued 12/31/13 at 0.01%
due 01/02/14	1,742,300	1,742,300
HSBC Group
issued 12/31/13 at 0.01%
due 01/02/14	1,742,300	1,742,300
Mizuho Financial Group, Inc.
issued 12/31/13 at 0.01%
due 01/02/14	1,734,418	1,734,418
Total Repurchase Agreements
(Cost $11,948,446)		11,948,446
Total Investments - 101.3%
(Cost $21,587,640)		$27,854,607
Other Assets & Liabilities, Net - (1.3)%		(362,681)
Total Net Assets - 100.0%		$27,491,926

48 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2013
S&P 500® 2x STRATEGY FUND

		Unrealized
	Contracts	Gain
EQUITY FUTURES CONTRACTS PURCHASED†
March 2014 S&P 500 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $2,581,950)	28	$61,496

	Units
EQUITY INDEX SWAP AGREEMENTS††
Credit Suisse Capital, LLC
January 2014 S&P 500 Index Swap,
Terminating 01/28/14[3]
(Notional Value $26,297,584)	14,228	$96,626
Goldman Sachs International
January 2014 S&P 500 Index Swap,
Terminating 01/28/14[3]
(Notional Value $7,732,089)	4,183	29,453
Barclays Bank plc
January 2014 S&P 500 Index Swap,
Terminating 01/31/14[3]
(Notional Value $2,954,130)	1,598	11,802
(Total Notional Value
$36,983,803)		$137,881

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.
[2]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2013.
[3]	Total Return based on S&P 500 Index +/- financing at a variable rate.
REIT — Real Estate Investment Trust
plc — Public Limited Company

See Notes to Financial Statements.	THe RYDEX FUNDS ANNUAL REPORT | 49

S&P 500® 2x STRATEGY FUND

STATEMENT OF ASSETS
AND LIABILITIES

December 31, 2013

Assets:
Investments, at value
(cost $9,639,194)	$15,906,161
Repurchase agreements, at value
(cost $11,948,446)	11,948,446
Total investments
(cost $21,587,640)	27,854,607
Segregated cash with broker	324,800
Unrealized appreciation on swap agreements	137,881
Receivable for swap settlement	3,505
Receivables:
Fund shares sold	940,018
Dividends	22,412
Variation margin	13,370
Investment advisor	3,685
Foreign taxes reclaim	12
Swap settlement	3,677
Total assets	29,303,967
Liabilities:
Payable for:
Fund shares redeemed	1,746,510
Management fees	18,719
Transfer agent and administrative fees	5,200
Investor service fees	5,200
Portfolio accounting fees	2,080
Miscellaneous	34,332
Total liabilities	1,812,041
Net assets	$27,491,926
Net assets consist of:
Paid in capital	$17,567,113
Accumulated net investment loss	(2,075)
Accumulated net realized gain on investments	3,460,544
Net unrealized appreciation on investments	6,466,344
Net assets	$27,491,926
Capital shares outstanding	116,566
Net asset value per share	$235.85

STATEMENT OF
OPERATIONS
Year ended December 31, 2013

Investment Income:
Dividends (net of foreign withholding tax of $65)	$275,494
Interest	3,520
Income from securities lending, net	20
Total investment income	279,034

Expenses:
Management fees	209,339
Transfer agent and administrative fees	58,150
Investor service fees	58,150
Portfolio accounting fees	23,260
Professional fees	20,387
Custodian fees	2,664
Trustees’ fees*	2,307
Line of credit interest expense	34
Miscellaneous	19,205
Total expenses	393,496
Net investment loss	(114,462)

Net Realized And Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	218,206
Swap agreements	7,763,679
Futures contracts	942,700
Net realized gain	8,924,585
Net change in unrealized appreciation (depreciation) on:
Investments	2,865,769
Swap agreements	81,942
Futures contracts	65,063
Net change in unrealized appreciation (depreciation)	3,012,774
Net realized and unrealized gain	11,937,359
Net increase in net assets resulting from operations	$11,822,897

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

50 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

S&P 500® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012
Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(114,462)	$(60,385)
Net realized gain on investments	8,924,585	3,800,052
Net change in unrealized appreciation (depreciation) on investments	3,012,774	908,935
Net increase in net assets resulting from operations	11,822,897	4,648,602

Capital share transactions:
Proceeds from sale of shares	259,249,238	363,785,066
Cost of shares redeemed	(256,064,181)	(378,812,200)
Net increase (decrease) from capital share transactions	3,185,057	(15,027,134)
Net increase (decrease) in net assets	15,007,954	(10,378,532)

Net assets:
Beginning of year	12,483,972	22,862,504
End of year	$27,491,926	$12,483,972
(Accumulated)/Undistributed net investment (loss)/income at end of year	$(2,075)	$812

Capital share activity:
Shares sold	1,423,672	2,809,448
Shares redeemed	(1,396,409)	(2,931,738)
Net increase (decrease) in shares	27,263	(122,290)

See Notes to Financial Statements.	THe RYDEX FUNDS ANNUAL REPORT | 51

S&P 500® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009[c]
Per Share Data
Net asset value, beginning of period	$139.79	$108.05	$112.49	$89.65	$61.59
Income (loss) from investment operations:
Net investment loss[a]	(.91)	(.36)	(.83)	(.55)	(.19)
Net gain (loss) on investments (realized and unrealized)	96.97	32.10	(3.61)	23.39	28.76
Total from investment operations	96.06	31.74	(4.44)	22.84	28.57
Less distributions from:
Net investment income	—	—	—	—	(.51)
Total distributions	—	—	—	—	(.51)
Net asset value, end of period	$235.85	$139.79	$108.05	$112.49	$89.65

Total Return[b]	68.71%	29.39%	(3.95%)	25.47%	46.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$27,492	$12,484	$22,863	$21,024	$28,872
Ratios to average net assets:
Net investment loss	(0.49%)	(0.28%)	(0.72%)	(0.59%)	(0.30%)
Total expenses	1.69%	1.73%	1.76%	1.71%	1.71%
Portfolio turnover rate	225%	301%	232%	68%	204%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

[c]	Reverse share split — Per share amounts for period January 1, 2009 through April 19, 2009 have been restated to reflect a 1:10 reverse share split effective April 20, 2009.

52 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

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the RYDEX FUNDS ANNUAL REPORT | 53

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2013

NASDAQ-100® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the NASDAQ-100® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the year ended December 31, 2013, with the NASDAQ-100 Index up 36.92%, the NASDAQ-100® 2x Strategy Fund returned 80.21%. For the year ended December 31, 2013, the Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the NASDAQ-100 Index.

Information Technology and Consumer Discretionary contributed most to performance of the underlying index during the year. No sector detracted, but Materials contributed least to return, followed by Telecommunication Services.

Google, Inc. — Class A, Microsoft Corp. and Amazon.com, Inc. contributed most to performance of the underlying index for the year. The stocks detracting most from performance of the underlying index for the year were Oracle Corp., Intuitive Surgical, Inc. and Nuance Communications, Inc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	9.3%
Microsoft Corp.	5.8%
Google, Inc. — Class A	5.7%
Amazon.com, Inc.	3.4%
Intel Corp.	2.4%
QUALCOMM, Inc.	2.3%
Cisco Systems, Inc.	2.2%
Gilead Sciences, Inc.	2.1%
Comcast Corp. — Class A	2.0%
Facebook, Inc. — Class A	1.9%
Top Ten Total	37.1%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

54 | the RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*,†

Average Annual Returns

Periods Ended December 31, 2013*,†
	1 Year	5 Year	10 Year
NASDAQ-100® 2x Strategy Fund	80.21%	48.24%	11.31%
NASDAQ-100 Index	36.92%	25.56%	10.16%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

† Returns do not reflect the impact of any additional fees charged by insurance companies.

the RYDEX FUNDS ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS	December 31, 2013

NASDAQ-100® 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 74.4%

Information Technology - 42.3%
Apple, Inc.	7,626	$4,279,025
Microsoft Corp.	70,735	2,647,611
Google, Inc. — Class A*	2,342	2,624,702
Intel Corp.	42,120	1,093,436
QUALCOMM, Inc.	14,310	1,062,517
Cisco Systems, Inc.	45,306	1,017,120
Facebook, Inc. — Class A*	15,880	868,000
eBay, Inc.*	10,968	602,034
Baidu, Inc. ADR*	2,333	414,994
Texas Instruments, Inc.	9,278	407,397
Yahoo!, Inc.*	8,599	347,744
Automatic Data Processing, Inc.	4,075	329,301
Cognizant Technology Solutions Corp. —
Class A*	2,563	258,812
Adobe Systems, Inc.*	4,240	253,890
Micron Technology, Inc.*	8,916	194,012
Intuit, Inc.	2,412	184,084
Applied Materials, Inc.	10,188	180,225
Western Digital Corp.	2,001	167,883
Seagate Technology plc	2,761	155,058
Paychex, Inc.	3,092	140,779
Symantec Corp.	5,898	139,075
SanDisk Corp.	1,916	135,155
Analog Devices, Inc.	2,640	134,455
Broadcom Corp. — Class A	4,389	130,134
Fiserv, Inc.*	2,181	128,788
CA, Inc.	3,820	128,543
NetApp, Inc.	2,883	118,607
Avago Technologies Ltd.	2,096	110,857
Check Point Software Technologies Ltd.*	1,660	107,103
Activision Blizzard, Inc.	5,897	105,144
Xilinx, Inc.	2,276	104,514
Citrix Systems, Inc.*	1,583	100,125
Autodesk, Inc.*	1,911	96,181
NXP Semiconductor N.V.*	2,082	95,626
KLA-Tencor Corp.	1,406	90,631
Linear Technology Corp.	1,983	90,326
Altera Corp.	2,719	88,449
NVIDIA Corp.	4,814	77,120
Equinix, Inc.*	419	74,352
Akamai Technologies, Inc.*	1,519	71,666
Maxim Integrated Products, Inc.	2,393	66,789
F5 Networks, Inc.*	657	59,695
Total Information Technology		19,481,959
Consumer Discretionary - 15.6%
Amazon.com, Inc.*	3,875	1,545,311
Comcast Corp. — Class A	18,103	940,721
Priceline.com, Inc.*	437	507,969
Starbucks Corp.	6,390	500,912
Twenty-First Century Fox, Inc. — Class A	12,565	442,036
DIRECTV*	4,450	307,450
Viacom, Inc. — Class B	3,346	292,240
Netflix, Inc.*	502	184,821
Sirius XM Holdings, Inc.*	51,985	181,428
Liberty Global plc — Class A*	1,882	167,479
Wynn Resorts Ltd.	860	167,021
Tesla Motors, Inc.*	1,038	156,094
Bed Bath & Beyond, Inc.*	1,816	145,825
Ross Stores, Inc.	1,832	137,272
Mattel, Inc.	2,863	136,222
Liberty Media Corp. — Class A*	888	130,048
Marriott International, Inc. — Class A	2,533	125,029
Charter Communications, Inc. — Class A*	881	120,486
Liberty Interactive Corp. — Class A*	4,062	119,220
O’Reilly Automotive, Inc.*	912	117,384
Discovery Communications, Inc. —
Class A*	1,244	112,482
DISH Network Corp. — Class A*	1,862	107,847
Dollar Tree, Inc.*	1,761	99,356
Tractor Supply Co.	1,180	91,545
TripAdvisor, Inc.*	1,093	90,533
Staples, Inc.	5,534	87,935
Garmin Ltd.	1,657	76,587
Expedia, Inc.	996	69,381
Total Consumer Discretionary		7,160,634
Health Care - 10.1%
Gilead Sciences, Inc.*	12,993	976,423
Amgen, Inc.	6,385	728,912
Celgene Corp.*	3,489	589,501
Biogen Idec, Inc.*	2,001	559,780
Express Scripts Holding Co.*	6,825	479,388
Regeneron Pharmaceuticals, Inc.*	825	227,073
Alexion Pharmaceuticals, Inc.*	1,664	221,412
Cerner Corp.*	2,907	162,036
Vertex Pharmaceuticals, Inc.*	1,981	147,188
Mylan, Inc.*	3,242	140,703
Intuitive Surgical, Inc.*	323	124,058
Illumina, Inc.*	1,072	118,585
Henry Schein, Inc.*	726	82,953
Catamaran Corp.*	1,745	82,853
Total Health Care		4,640,865
Consumer Staples - 3.5%
Mondelez International, Inc. — Class A	14,859	524,522
Costco Wholesale Corp.	3,700	440,337
Kraft Foods Group, Inc.	5,051	272,350
Whole Foods Market, Inc.	3,149	182,107
Monster Beverage Corp.*	1,415	95,895
Green Mountain Coffee Roasters, Inc.*	1,265	95,609
Total Consumer Staples		1,610,820
Industrials - 1.4%
PACCAR, Inc.	2,996	177,272
Fastenal Co.	2,509	119,203
Verisk Analytics, Inc. — Class A*	1,429	93,914
Stericycle, Inc.*	730	84,804
Expeditors International of
Washington, Inc.	1,740	76,995
C.H. Robinson Worldwide, Inc.	1,287	75,084
Total Industrials		627,272

56 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2013
NASDAQ-100® 2x STRATEGY FUND

	Shares	Value
Telecommunication Services - 1.3%
Vodafone Group plc ADR	8,369	$328,986
VimpelCom Ltd. ADR	14,001	181,173
SBA Communications Corp. — Class A*	1,091	98,015
Total Telecommunication Services		608,174
Materials - 0.2%
Sigma-Aldrich Corp.	1,014	95,326
Total Common Stocks
(Cost $26,410,661)		34,225,050

	Face
	Amount
REPURCHASE AGREEMENTS††,1 - 21.1%
Credit Suisse Group
issued 12/31/13 at 0.00%
due 01/02/14[2]	$7,137,790	7,137,790
Deutsche Bank
issued 12/31/13 at 0.01%
due 01/02/14	864,848	864,848
HSBC Group
issued 12/31/13 at 0.01%
due 01/02/14	864,848	864,848
Mizuho Financial Group, Inc.
issued 12/31/13 at 0.01%
due 01/02/14	860,935	860,935
Total Repurchase Agreements
(Cost $9,728,421)		9,728,421
Total Investments - 95.5%
(Cost $36,139,082)		$43,953,471
Other Assets & Liabilities, net - 4.5%		2,064,804
Total Net Assets - 100.0%		$46,018,275

		Unrealized
	Contracts	Gain

EQUITY FUTURES CONTRACTS PURCHASED†
March 2014 NASDAQ-100 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $2,153,400)	30	$14,481

	Units
EQUITY INDEX SWAP AGREEMENTS††
Barclays Bank plc
January 2014 NASDAQ-100 Index Swap,
Terminating 01/31/14[3]
(Notional Value $12,053,029)	3,356	$73,258
Goldman Sachs International
January 2014 NASDAQ-100 Index Swap,
Terminating 01/28/14[3]
(Notional Value $31,746,096)	8,838	68,537
Credit Suisse Capital, LLC
January 2014 NASDAQ-100 Index Swap,
Terminating 01/28/14[3]
(Notional Value $11,936,771)	3,323	19,272
(Total Notional Value $55,735,896)		$161,067

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.
[2]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2013.
[3]	Total Return based on NASDAQ-100 Index +/- financing at a variable rate.
ADR — American Depositary Receipt
plc — Public Limited Company

See Notes to Financial Statements.	THe RYDEX FUNDS ANNUAL REPORT | 57

NASDAQ-100® 2x STRATEGY FUND

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 2013

Assets:
Investments, at value
(cost $26,410,661)	$34,225,050
Repurchase agreements, at value
(cost $9,728,421)	9,728,421
Total investments
(cost $36,139,082)	43,953,471
Segregated cash with broker	774,000
Unrealized appreciation on swap agreements	161,067
Receivables:
Fund shares sold	1,241,476
Dividends	19,817
Variation margin	13,950
Foreign taxes reclaim	144
Total assets	46,163,925
Liabilities:
Payable for:
Management fees	32,344
Fund shares redeemed	19,181
Swap settlement	16,464
Transfer agent and administrative fees	8,984
Investor service fees	8,984
Portfolio accounting fees	3,594
Miscellaneous	56,099
Total liabilities	145,650
Net assets	$46,018,275
Net assets consist of:
Paid in capital	$21,929,871
Undistributed net investment income	2,744
Accumulated net realized gain on investments	16,095,723
Net unrealized appreciation on investments	7,989,937
Net assets	$46,018,275
Capital shares outstanding	1,013,694
Net asset value per share	$45.40

STATEMENT OF

OPERATIONS

Year Ended December 31, 2013

Investment Income:
Dividends (net of foreign withholding tax of $158)	$374,193
Interest	2,796
Income from securities lending, net	240
Total investment income	377,229

Expenses:
Management fees	333,371
Transfer agent and administrative fees	92,603
Investor service fees	92,603
Portfolio accounting fees	37,041
Professional fees	32,838
Custodian fees	4,090
Trustees’ fees*	3,671
Line of credit interest expense	80
Miscellaneous	41,813
Total expenses	638,110
Net investment loss	(260,881)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	6,819,772
Swap agreements	12,467,607
Futures contracts	1,443,844
Net realized gain	20,731,223
Net change in unrealized appreciation (depreciation) on:
Investments	222,952
Swap agreements	(395,166)
Futures contracts	(9,715)
Net change in unrealized appreciation (depreciation)	(181,929)
Net realized and unrealized gain	20,549,294
Net increase in net assets resulting from operations	$20,288,413

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

58 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

NASDAQ-100® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(260,881)	$(267,076)
Net realized gain on investments	20,731,223	6,693,917
Net change in unrealized appreciation (depreciation) on investments	(181,929)	3,043,043
Net increase in net assets resulting from operations	20,288,413	9,469,884

Distributions to shareholders from:
Net realized gains	(4,062,636)	—
Total distributions to shareholders	(4,062,636)	—

Capital share transactions:
Proceeds from sale of shares	146,349,263	177,938,912
Distributions reinvested	4,062,636	—
Cost of shares redeemed	(145,557,504)	(184,810,809)
Net increase (decrease) from capital share transactions	4,854,395	(6,871,897)
Net increase in net assets	21,080,172	2,597,987

Net assets:
Beginning of year	24,938,103	22,340,116
End of year	$46,018,275	$24,938,103
Undistributed net investment income at end of year	$2,744	$2,994

Capital share activity:
Shares sold	4,133,778	6,505,056
Shares issued from reinvestment of distributions	100,985	—
Shares redeemed	(4,119,592)	(6,686,366)
Net increase (decrease) in shares	115,171	(181,310)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 59

NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$27.75	$20.69	$24.45	$17.86	$8.20
Income (loss) from investment operations:
Net investment loss[a]	(.25)	(.22)	(.33)	(.22)	(.14)
Net gain on investments (realized and unrealized)	21.99	7.28	.39	6.81	9.80
Total from investment operations	21.74	7.06	.06	6.59	9.66
Less distributions from:
Net realized gains	(4.09)	—	(3.82)	—	—
Total distributions	(4.09)	—	(3.82)	—	—
Net asset value, end of period	$45.40	$27.75	$20.69	$24.45	$17.86

Total Return[b]	80.21%	34.12%	(0.68%)	36.90%	117.80%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$46,018	$24,938	$22,340	$34,107	$36,112
Ratios to average net assets:
Net investment loss	(0.70%)	(0.80%)	(1.31%)	(1.16%)	(1.19%)
Total expenses	1.72%	1.76%	1.80%	1.74%	1.75%
Portfolio turnover rate	174%	120%	22%	92%	80%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

60 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE RYDEX FUNDS ANNUAL REPORT | 61

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2013

MID-CAP 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for mid-cap securities on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P MidCap 400® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the year ended December 31, 2013, the Mid-Cap 1.5x Strategy Fund returned 50.23%. Over the year, its benchmark, the S&P MidCap 400 Index, returned 33.50%. The Fund had a correlation of more than 99% to its benchmark of 150% of the daily price movement of the S&P MidCap 400 Index.

Consumer Discretionary and Financials contributed most to performance of the underlying index during the year. No sector detracted, but Telecommunication Services and Utilities contributed least.

Micron Technology, Inc., Netflix, Inc. and Delta Air Lines, Inc. contributed most to performance of the underlying index for the year. Rackspace Hosting, Inc., Edwards Lifesciences Corp. and Teradata Corp. were the largest detractors from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Affiliated Managers Group, Inc.	0.4%
Tractor Supply Co.	0.4%
Green Mountain Coffee Roasters, Inc.	0.4%
HollyFrontier Corp.	0.4%
LKQ Corp.	0.4%
Henry Schein, Inc.	0.4%
Polaris Industries, Inc.	0.4%
Church & Dwight Company, Inc.	0.4%
Cimarex Energy Co.	0.4%
Trimble Navigation Ltd.	0.3%
Top Ten Total	3.9%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

62 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*,†

Average Annual Returns

Periods Ended December 31, 2013*,†

	1 Year	5 Year	10 Year
Mid-Cap 1.5x Strategy Fund	50.23%	29.33%	10.05%
S&P MidCap 400 Index	33.50%	21.89%	10.36%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS	December 31, 2013
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 59.6%

FINANCIALS - 13.3%
Affiliated Managers Group, Inc.*	351	$76,125
SL Green Realty Corp.	630	58,198
Fidelity National Financial, Inc. — Class A	1,658	53,803
Realty Income Corp.	1,373	51,255
Everest Re Group Ltd.	319	49,722
New York Community Bancorp, Inc.	2,924	49,269
Federal Realty Investment Trust	428	43,404
Alleghany Corp.*	107	42,796
Raymond James Financial, Inc.	816	42,587
Arthur J Gallagher & Co.	871	40,876
UDR, Inc.	1,669	38,971
Essex Property Trust, Inc.	257	36,882
Waddell & Reed Financial, Inc. — Class A	565	36,793
Reinsurance Group of America, Inc. —
Class A	471	36,460
Rayonier, Inc.	838	35,281
Eaton Vance Corp.	805	34,446
MSCI, Inc. — Class A*	782	34,189
Signature Bank*	309	33,192
Liberty Property Trust	972	32,921
SEI Investments Co.	947	32,889
Duke Realty Corp.	2,166	32,577
Camden Property Trust	564	32,080
East West Bancorp, Inc.	915	31,997
SVB Financial Group*	304	31,877
WR Berkley Corp.	731	31,718
Extra Space Storage, Inc.	732	30,839
HCC Insurance Holdings, Inc.	668	30,821
Jones Lang LaSalle, Inc.	297	30,410
CBOE Holdings, Inc.	583	30,293
Mid-America Apartment
Communities, Inc.	494	30,006
Alexandria Real Estate Equities, Inc.	471	29,965
Regency Centers Corp.	608	28,150
Senior Housing Properties Trust	1,254	27,876
BRE Properties, Inc.	509	27,847
Old Republic International Corp.	1,610	27,805
Kilroy Realty Corp.	548	27,499
American Financial Group, Inc.	472	27,244
Taubman Centers, Inc.	420	26,846
Protective Life Corp.	526	26,647
Hospitality Properties Trust	983	26,570
Cullen/Frost Bankers, Inc.	353	26,274
City National Corp.	317	25,113
First Niagara Financial Group, Inc.	2,350	24,957
Brown & Brown, Inc.	792	24,861
Corrections Corporation of America	772	24,758
National Retail Properties, Inc.	807	24,476
FirstMerit Corp.	1,093	24,297
Omega Healthcare Investors, Inc.	813	24,227
Commerce Bancshares, Inc.	539	24,204
Prosperity Bancshares, Inc.	381	24,152
Synovus Financial Corp.	6,461	23,260
BioMed Realty Trust, Inc.	1,273	23,067
American Campus Communities, Inc.	691	22,257
Highwoods Properties, Inc.	593	21,449
Weingarten Realty Investors	741	20,318
Home Properties, Inc.	377	20,215
First American Financial Corp.	705	19,881
Hancock Holding Co.	542	19,881
StanCorp Financial Group, Inc.	288	19,080
Associated Banc-Corp.	1,079	18,775
Webster Financial Corp.	598	18,646
First Horizon National Corp.	1,570	18,291
Federated Investors, Inc. — Class B	629	18,115
Aspen Insurance Holdings Ltd.	433	17,887
TCF Financial Corp.	1,092	17,745
Bank of Hawaii Corp.	292	17,269
Hanover Insurance Group, Inc.	288	17,196
Fulton Financial Corp.	1,281	16,755
Primerica, Inc.	367	15,748
Washington Federal, Inc.	671	15,628
BancorpSouth, Inc.	554	14,083
Kemper Corp.	340	13,899
Corporate Office Properties Trust	584	13,835
Valley National Bancorp[1]	1,322	13,379
Cathay General Bancorp	488	13,044
Apollo Investment Corp.	1,496	12,686
Mack-Cali Realty Corp.	583	12,523
Janus Capital Group, Inc.	991	12,259
Trustmark Corp.	448	12,024
Mercury General Corp.	238	11,831
Alexander & Baldwin, Inc.	280	11,684
Potlatch Corp.	266	11,103
Westamerica Bancorporation	179	10,106
International Bancshares Corp.	380	10,028
Greenhill & Company, Inc.	170	9,850
Equity One, Inc.	421	9,447
Astoria Financial Corp.	555	7,676
Total Financials		2,277,365
INDUSTRIALS - 10.2%
B/E Aerospace, Inc.*	653	56,831
Towers Watson & Co. — Class A	430	54,872
Fortune Brands Home & Security, Inc.	1,105	50,498
United Rentals, Inc.*	617	48,095
Wabtec Corp.	644	47,829
J.B. Hunt Transport Services, Inc.	609	47,076
Manpowergroup, Inc.	529	45,420
IDEX Corp.	536	39,583
Donaldson Company, Inc.	898	39,026
Hubbell, Inc. — Class B	357	38,878
Lincoln Electric Holdings, Inc.	540	38,523
Kirby Corp.*	374	37,119
AGCO Corp.	603	35,692
Waste Connections, Inc.	817	35,646
Alaska Air Group, Inc.	461	33,824
Carlisle Companies, Inc.	420	33,348
Genesee & Wyoming, Inc. — Class A*	337	32,369
Graco, Inc.	405	31,639
KBR, Inc.	982	31,316
Terex Corp.	736	30,905

64 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

Acuity Brands, Inc.	280	$30,610
Nordson Corp.	402	29,869
Huntington Ingalls Industries, Inc.	330	29,703
SPX Corp.	297	29,584
Timken Co.	523	28,802
Oshkosh Corp.	570	28,717
Trinity Industries, Inc.	519	28,296
AO Smith Corp.	506	27,294
Valmont Industries, Inc.	182	27,140
Copart, Inc.*	739	27,084
Kennametal, Inc.	517	26,920
Triumph Group, Inc.	349	26,548
ITT Corp.	606	26,313
URS Corp.	493	26,124
MSC Industrial Direct Company, Inc. —
Class A	322	26,040
Lennox International, Inc.	304	25,858
Alliant Techsystems, Inc.	209	25,431
RR Donnelley & Sons Co.	1,209	24,519
Old Dominion Freight Line, Inc.*	460	24,389
Exelis, Inc.	1,255	23,920
Regal-Beloit Corp.	303	22,337
Clean Harbors, Inc.*	367	22,005
CLARCOR, Inc.	337	21,686
Crane Co.	321	21,587
Esterline Technologies Corp.*	205	20,902
AECOM Technology Corp.*	651	19,159
Woodward, Inc.	403	18,381
Landstar System, Inc.	308	17,695
Deluxe Corp.	333	17,379
Watsco, Inc.	179	17,195
Corporate Executive Board Co.	222	17,189
GATX Corp.	310	16,173
Harsco Corp.	538	15,080
Con-way, Inc.	377	14,971
Rollins, Inc.	427	12,934
JetBlue Airways Corp.*	1,440	12,312
HNI Corp.	303	11,765
Herman Miller, Inc.	396	11,690
FTI Consulting, Inc.*	269	11,067
Brink’s Co.	318	10,857
Mine Safety Appliances Co.	208	10,652
UTI Worldwide, Inc.	605	10,624
General Cable Corp.	328	9,646
Granite Construction, Inc.	235	8,220
Matson, Inc.	289	7,546
Werner Enterprises, Inc.	302	7,468
Total Industrials		1,738,170
INFORMATION TECHNOLOGY - 9.5%
Trimble Navigation Ltd.*	1,715	59,511
Equinix, Inc.*	331	58,736
3D Systems Corp.*	632	58,732
ANSYS, Inc.*	613	53,454
Cree, Inc.*	798	49,930
Gartner, Inc.*	615	43,695
Synopsys, Inc.*	1,028	41,706
Avnet, Inc.	910	40,140
NCR Corp.*	1,102	37,534
Arrow Electronics, Inc.*	669	36,293
Skyworks Solutions, Inc.*	1,250	35,700
Jack Henry & Associates, Inc.	566	33,513
Concur Technologies, Inc.*	316	32,605
Solera Holdings, Inc.	457	32,337
Global Payments, Inc.	488	31,715
Broadridge Financial Solutions, Inc.	788	31,142
Informatica Corp.*	720	29,880
Rackspace Hosting, Inc.*	760	29,739
FactSet Research Systems, Inc.	268	29,099
MICROS Systems, Inc.*	502	28,800
PTC, Inc.*	790	27,958
Cadence Design Systems, Inc.*	1,910	26,778
WEX, Inc.*	261	25,847
AOL, Inc.*	521	24,289
Ingram Micro, Inc. — Class A*	1,019	23,906
TIBCO Software, Inc.*	1,022	22,975
Leidos Holdings, Inc.	487	22,641
Teradyne, Inc.*	1,270	22,377
CoreLogic, Inc.*	625	22,206
Atmel Corp.*	2,824	22,112
CommVault Systems, Inc.*	294	22,015
SunEdison, Inc.*	1,630	21,272
Lender Processing Services, Inc.	564	21,082
NeuStar, Inc. — Class A*	417	20,792
National Instruments Corp.	648	20,748
JDS Uniphase Corp.*	1,550	20,119
VeriFone Systems, Inc.*	728	19,525
Riverbed Technology, Inc.*	1,075	19,436
Acxiom Corp.*	503	18,601
Zebra Technologies Corp. — Class A*	334	18,063
DST Systems, Inc.	195	17,694
ACI Worldwide, Inc.*	256	16,640
SolarWinds, Inc.*	436	16,494
Ciena Corp.*	686	16,416
Compuware Corp.	1,440	16,142
Advanced Micro Devices, Inc.*	4,090	15,828
Mentor Graphics Corp.	648	15,597
Lexmark International, Inc. — Class A	416	14,776
Convergys Corp.	674	14,188
Fair Isaac Corp.	225	14,139
Diebold, Inc.	419	13,831
Plantronics, Inc.	289	13,424
Rovi Corp.*	674	13,271
Tech Data Corp.*	246	12,694
International Rectifier Corp.*	470	12,253
Vishay Intertechnology, Inc.*	901	11,947
Semtech Corp.*	457	11,553
Silicon Laboratories, Inc.*	265	11,477
Fairchild Semiconductor International, Inc. —
Class A*	839	11,201
Itron, Inc.*	264	10,938
Polycom, Inc.*	951	10,680
ADTRAN, Inc.	384	10,372
Intersil Corp. — Class A	848	9,727
Cypress Semiconductor Corp.	925	9,713

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

ValueClick, Inc.*	414	$9,675
RF Micro Devices, Inc.*	1,873	9,665
Advent Software, Inc.	266	9,307
Integrated Device Technology, Inc.*	912	9,293
Science Applications International Corp.	272	8,995
InterDigital, Inc.	270	7,962
ManTech International Corp. — Class A	158	4,729
Total Information Technology		1,617,624
CONSUMER DISCRETIONARY - 8.4%
Tractor Supply Co.	924	71,683
LKQ Corp.*	1,995	65,636
Polaris Industries, Inc.	431	62,771
Advance Auto Parts, Inc.	479	53,016
Jarden Corp.*	798	48,958
Hanesbrands, Inc.	660	46,378
Under Armour, Inc. — Class A*	530	46,269
Signet Jewelers Ltd.	529	41,632
Foot Locker, Inc.	988	40,942
Dick’s Sporting Goods, Inc.	680	39,508
Toll Brothers, Inc.*	1,059	39,183
Williams-Sonoma, Inc.	594	34,618
Panera Bread Co. — Class A*	182	32,158
Tupperware Brands Corp.	340	32,140
Gentex Corp.	962	31,736
Brunswick Corp.	600	27,636
AMC Networks, Inc. — Class A*	389	26,495
Carter’s, Inc.	364	26,132
Domino’s Pizza, Inc.	371	25,840
NVR, Inc.*	25	25,650
Service Corporation International	1,403	25,437
Sotheby’s	454	24,153
Cinemark Holdings, Inc.	687	22,898
Lamar Advertising Co. — Class A*	438	22,886
Tempur Sealy International, Inc.*	406	21,908
Cabela’s, Inc.*	310	20,665
Brinker International, Inc.	444	20,575
Bally Technologies, Inc.*	259	20,318
Chico’s FAS, Inc.	1,050	19,782
Deckers Outdoor Corp.*	227	19,172
JC Penney Company, Inc.*,1	2,019	18,474
CST Brands, Inc.	502	18,433
Apollo Education Group, Inc. — Class A*	666	18,195
Ascena Retail Group, Inc.*	859	18,176
John Wiley & Sons, Inc. — Class A	310	17,111
Abercrombie & Fitch Co. — Class A	510	16,784
Office Depot, Inc.*	3,168	16,759
DreamWorks Animation SKG, Inc. —
Class A*	468	16,614
Thor Industries, Inc.	297	16,403
Wendy’s Co.	1,875	16,350
American Eagle Outfitters, Inc.	1,124	16,186
Cheesecake Factory, Inc.	316	15,253
Aaron’s, Inc.	502	14,759
HSN, Inc.	223	13,893
DeVry Education Group, Inc.	382	13,561
New York Times Co. — Class A	840	13,331
Meredith Corp.	247	12,795
Big Lots, Inc.*	382	12,335
Life Time Fitness, Inc.*	262	12,314
Guess?, Inc.	396	12,304
Murphy USA, Inc.*	293	12,177
Rent-A-Center, Inc. — Class A	355	11,836
ANN, Inc.*	309	11,297
KB Home	554	10,127
Bob Evans Farms, Inc.	180	9,106
Valassis Communications, Inc.	259	8,871
MDC Holdings, Inc.	263	8,479
Matthews International Corp. — Class A	181	7,712
International Speedway Corp. — Class A	183	6,495
Scientific Games Corp. — Class A*	319	5,401
Total Consumer Discretionary		1,437,706
HEALTH CARE - 5.3%
Henry Schein, Inc.*	570	65,128
Endo Health Solutions, Inc.*	761	51,337
Universal Health Services, Inc. — Class B	592	48,105
Mettler-Toledo International, Inc.*	194	47,062
ResMed, Inc.[1]	948	44,632
Omnicare, Inc.	681	41,105
Hologic, Inc.*	1,810	40,454
Cooper Companies, Inc.	320	39,629
Salix Pharmaceuticals Ltd.*	420	37,775
IDEXX Laboratories, Inc.*	343	36,485
MEDNAX, Inc.*	664	35,444
United Therapeutics Corp.*	309	34,942
Cubist Pharmaceuticals, Inc.*	492	33,884
Covance, Inc.*	372	32,758
Teleflex, Inc.	269	25,248
Community Health Systems, Inc.*	633	24,858
Health Management Associates, Inc. —
Class A*	1,758	23,030
Techne Corp.	222	21,017
WellCare Health Plans, Inc.*	292	20,562
Mallinckrodt plc*	378	19,754
STERIS Corp.	392	18,836
VCA Antech, Inc.*	586	18,377
Charles River Laboratories
International, Inc.*	320	16,973
LifePoint Hospitals, Inc.*	315	16,645
Bio-Rad Laboratories, Inc. — Class A*	134	16,564
Allscripts Healthcare Solutions, Inc.*	1,053	16,280
Hill-Rom Holdings, Inc.	386	15,957
Health Net, Inc.*	531	15,755
Owens & Minor, Inc.	416	15,209
Thoratec Corp.*	377	13,798
HMS Holdings Corp.*	588	13,365
Masimo Corp.*	346	10,114
Total Health Care		911,082
MATERIALS - 4.2%
Rock Tenn Co. — Class A	481	50,510
Ashland, Inc.	479	46,483
Packaging Corporation of America	648	41,005

66 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

Reliance Steel & Aluminum Co.	517	$39,209
Valspar Corp.	533	37,999
RPM International, Inc.	883	36,653
Albemarle Corp.	538	34,104
Martin Marietta Materials, Inc.	308	30,781
Aptargroup, Inc.	434	29,430
Steel Dynamics, Inc.	1,470	28,724
Sonoco Products Co.	680	28,370
NewMarket Corp.	80	26,732
eagle Materials, Inc.	330	25,552
Cytec Industries, Inc.	240	22,358
Carpenter Technology Corp.	349	21,708
Cabot Corp.	391	20,097
Domtar Corp.	210	19,811
Royal Gold, Inc.	429	19,764
Scotts Miracle-Gro Co. — Class A	287	17,857
Compass Minerals International, Inc.	223	17,851
Louisiana-Pacific Corp.*	939	17,381
Sensient Technologies Corp.	329	15,963
Commercial Metals Co.	775	15,756
Olin Corp.	526	15,175
Worthington Industries, Inc.	355	14,938
Silgan Holdings, Inc.	291	13,974
Minerals Technologies, Inc.	231	13,876
Greif, Inc. — Class A	206	10,794
Intrepid Potash, Inc.*	368	5,829
Total Materials		718,684
ENERGY - 3.4%
HollyFrontier Corp.	1,323	65,740
Cimarex energy Co.	575	60,323
Oceaneering International, Inc.	720	56,794
Oil States International, Inc.*	365	37,128
SM energy Co.	443	36,818
Gulfport energy Corp.*	554	34,985
energen Corp.	484	34,243
Dresser-Rand Group, Inc.*	503	29,994
Dril-Quip, Inc.*	269	29,571
Superior energy Services, Inc.*	1,057	28,127
Patterson-UTI energy, Inc.	958	24,257
Atwood Oceanics, Inc.*	387	20,662
World Fuel Services Corp.	476	20,544
Rosetta Resources, Inc.*	405	19,456
Tidewater, Inc.	326	19,322
CARBO Ceramics, Inc.	131	15,265
Helix energy Solutions Group, Inc.*	650	15,067
Unit Corp.*	286	14,763
Alpha Natural Resources, Inc.*	1,467	10,474
Bill Barrett Corp.*	320	8,570
Total Energy		582,103
UTILITIES - 2.6%
OGe energy Corp.	1,316	44,612
National Fuel Gas Co.	553	39,484
MDU Resources Group, Inc.	1,258	38,432
Alliant energy Corp.	735	37,926
UGI Corp.	760	31,510
Aqua America, Inc.	1,178	27,789
Atmos energy Corp.	608	27,615
Westar energy, Inc.	847	27,248
Questar Corp.	1,167	26,829
Great Plains energy, Inc.	1,016	24,628
Vectren Corp.	546	19,383
Cleco Corp.	403	18,788
Hawaiian electric Industries, Inc.	660	17,200
IDACORP, Inc.	330	17,107
Black Hills Corp.	298	15,648
WGL Holdings, Inc.	348	13,941
PNM Resources, Inc.	533	12,856
Total Utilities		440,996
CONSUMER STAPLES - 2.4%
Green Mountain Coffee Roasters, Inc.* ,1	871	65,829
Church & Dwight Company, Inc.	926	61,375
Energizer Holdings, Inc.	412	44,595
Ingredion, Inc.	507	34,709
Hain Celestial Group, Inc.*	317	28,777
Hillshire Brands Co.	818	27,354
WhiteWave Foods Co. — Class A*	1,152	26,427
Flowers Foods, Inc.	1,161	24,927
United Natural Foods, Inc.*	325	24,502
Harris Teeter Supermarkets, Inc.	332	16,384
Lancaster Colony Corp.	130	11,460
Dean Foods Co.*	626	10,761
Post Holdings, Inc.*	217	10,692
SUPERVALU, Inc.*	1,313	9,572
Universal Corp.	151	8,245
Tootsie Roll Industries, Inc.	135	4,393
Total Consumer Staples		410,002
TELECOMMUNICATION SERVICES - 0.3%
tw telecom, Inc. — Class A*	956	29,130
Telephone & Data Systems, Inc.	653	16,834
Total Telecommunication Services		45,964
Total Common Stocks
(Cost $7,054,679)		10,179,696

	Face
	Amount

REPURCHASE AGREEMENTS††,2 - 18.2%
Credit Suisse Group
issued 12/31/13 at 0.00%
due 01/02/14[3]	$1,335,675	1,335,675
Deutsche Bank
issued 12/31/13 at 0.01%
due 01/02/14	593,597	593,597
HSBC Group
issued 12/31/13 at 0.01%
due 01/02/14	593,597	593,597
Mizuho Financial Group, Inc.
issued 12/31/13 at 0.01%
due 01/02/14	590,912	590,912
Total Repurchase Agreements
(Cost $3,113,781)		3,113,781

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 67

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2013
MID-CAP 1.5x STRATEGY FUND

	Face
	Amount	Value

SECURITIES LENDING COLLATERAL††,4 - 0.9%
Repurchase Agreements
HSBC Securities, Inc.
issued 12/31/13 at 0.01%
due 01/02/14	$131,842	$131,842
Deutsche Bank Securities, Inc.
issued 12/31/13 at 0.02%
due 01/02/14	19,433	19,433
Total Securities Lending Collateral
(Cost $151,275)		151,275
Total Investments - 78.7%
(Cost $10,319,735)		$13,444,752
Other Assets & Liabilities, net - 21.3%		3,630,909
Total Net Assets - 100.0%		$17,075,661

		Unrealized
	Contracts	Gain

EQUITY FUTURES CONTRACTS PURCHASED†
March 2014 S&P MidCap 400 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $3,620,430)	27	$129,370

	Units

EQUITY INDEX SWAP AGREEMENTS††
Credit Suisse Capital, LLC
January 2014 S&P MidCap 400 Index Swap,
Terminating 01/28/14[5]
(Notional Value $5,386,567)	4,012	$30,712
Barclays Bank plc
January 2014 S&P MidCap 400 Index Swap,
Terminating 01/31/14[5]
(Notional Value $5,714,610)	4,257	18,438
Goldman Sachs International
January 2014 S&P MidCap 400 Index Swap,
Terminating 01/28/14[5]
(Notional Value $838,718)	625	4,799
(Total Notional Value
$11,939,895)		$53,949

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2013 — See Note 10.
[2]	Repurchase Agreements — See Note 5.
[3]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2013.
[4]	Securities lending collateral — See Note 10.
[5]	Total Return based on S&P MidCap 400 Index +/- financing at a variable rate.

plc — Public Limited Company

68 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID-CAP 1.5x STRATEGY FUND

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 2013

Assets:
Investments, at value - including $148,091 of securities loaned
(cost $7,054,679)	$10,179,696
Repurchase agreements, at value
(cost $3,265,056)	3,265,056
Total investments
(cost $10,319,735)	13,444,752
Segregated cash with broker	588,500
Unrealized appreciation on swap agreements	53,949
Receivables:
Securities sold	10,003,715
Fund shares sold	108,809
Dividends	17,135
Variation margin	13,500
Interest and securities lending income	65
Total assets	24,230,425
Liabilities:
Payable for:
Fund shares redeemed	6,956,044
Upon return of securities loaned	151,275
Management fees	16,327
Transfer agent and administrative fees	4,535
Investor service fees	4,535
Portfolio accounting fees	1,814
Miscellaneous	20,234
Total liabilities	7,154,764
Net assets	$17,075,661
Net assets consist of:
Paid in capital	$14,525,260
Undistributed net investment income	10,667
Accumulated net realized loss on investments	(768,602)
Net unrealized appreciation on investments	3,308,336
Net assets	$17,075,661
Capital shares outstanding	481,404
Net asset value per share	$35.47

STATEMENT OF
OPERATIONS
Year ended December 31, 2013

Investment Income:
Dividends	$151,372
Interest	1,617
Income from securities lending, net	458
Total investment income	153,447

Expenses:
Management fees	122,153
Transfer agent and administrative fees	33,931
Investor service fees	33,931
Portfolio accounting fees	13,572
Professional fees	12,216
Custodian fees	1,557
Trustees’ fees*	1,315
Line of credit interest expense	48
Miscellaneous	10,976
Total expenses	229,699
Net investment loss	(76,252)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,646,009
Swap agreements	1,844,276
Futures contracts	478,607
Net realized gain	3,968,892
Net change in unrealized appreciation (depreciation) on:
Investments	744,080
Swap agreements	3,515
Futures contracts	8,951
Net change in unrealized appreciation (depreciation)	756,546
Net realized and unrealized gain	4,725,438
Net increase in net assets resulting from operations	$4,649,186

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 69

MID-CAP 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(76,252)	$(62,481)
Net realized gain on investments	3,968,892	1,562,283
Net change in unrealized appreciation (depreciation) on investments	756,546	992,963
Net increase in net assets resulting from operations	4,649,186	2,492,765

Capital share transactions:
Proceeds from sale of shares	73,594,799	62,572,349
Cost of shares redeemed	(75,218,974)	(63,382,856)
Net decrease from capital share transactions	(1,624,175)	(810,507)
Net increase in net assets	3,025,011	1,682,258

Net assets:
Beginning of year	14,050,650	12,368,392
End of year	$17,075,661	$14,050,650
Undistributed net investment income at end of year	$10,667	$1

Capital share activity:
Shares sold	2,441,572	2,837,744
Shares redeemed	(2,555,162)	(2,894,014)
Net decrease in shares	(113,590)	(56,270)

70 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID-CAP 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$23.61	$18.99	$20.56	$14.95	$9.81
Income (loss) from investment operations:
Net investment loss[a]	(.17)	(.12)	(.19)	(.13)	(.07)
Net gain (loss) on investments (realized and unrealized)	12.03	4.74	(1.38)	5.74	5.22
Total from investment operations	11.86	4.62	(1.57)	5.61	5.15
Less distributions from:
Net investment income	—	—	—	—	(.01)
Total distributions	—	—	—	—	(.01)
Net asset value, end of period	$35.47	$23.61	$18.99	$20.56	$14.95

Total Return[b]	50.23%	24.33%	(7.59%)	37.55%	52.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,076	$14,051	$12,368	$20,560	$14,376
Ratios to average net assets:
Net investment loss	(0.56%)	(0.54%)	(0.89%)	(0.78%)	(0.58%)
Total expenses	1.69%	1.72%	1.77%	1.71%	1.71%
Portfolio turnover rate	279%	247%	222%	176%	61%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 71

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2013

INVERSE MID-CAP STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P MidCap 400® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the year ended December 31, 2013, Inverse Mid-Cap Strategy Fund returned -27.57%. Over the year, its benchmark, the S&P MidCap 400 Index, returned 33.50%. Inverse Mid-Cap Strategy Fund achieved a daily correlation of 99% to its benchmark of -100% of the daily price movement of the S&P MidCap 400 Index.

Consumer Discretionary and Financials contributed most to performance of the underlying index during the year. No sector detracted, but Telecommunication Services and Utilities contributed least.

Micron Technology, Inc., Netflix, Inc. and Delta Air Lines, Inc. contributed most to performance of the underlying index for the year. Rackspace Hosting, Inc., Edwards Lifesciences Corp. and Teradata Corp. were the largest detractors from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

72 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*,†

Average Annual Returns

Periods Ended December 31, 2013*,†

			Since
			Inception
	1 Year	5 Year	(05/03/04)
Inverse Mid-Cap Strategy Fund	-27.57%	-23.33%	-12.62%
S&P MidCap 400 Index	33.50%	21.89%	10.45%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS	December 31, 2013
INVERSE MID-CAP STRATEGY FUND

	Face
	Amount	Value

FEDERAL AGENCY DISCOUNT NOTES†† - 32.9%
Farmer Mac[1]
0.02% due 02/18/14	$200,000	$199,994
Federal Farm Credit Bank[1]
0.01% due 01/10/14	100,000	100,000
Total Federal Agency Discount Notes
(Cost $299,994)		299,994
REPURCHASE AGREEMENTS††,2 - 88.0%
Credit Suisse Group
issued 12/31/13 at 0.00%
due 01/02/14[3]	442,960	442,960
Deutsche Bank
issued 12/31/13 at 0.01%
due 01/02/14	119,744	119,744
HSBC Group
issued 12/31/13 at 0.01%
due 01/02/14	119,744	119,744
Mizuho Financial Group, Inc.
issued 12/31/13 at 0.01%
due 01/02/14	119,202	119,202
Total Repurchase Agreements
(Cost $801,650)		801,650
Total Investments - 120.9%
(Cost $1,101,644)		$1,101,644
Other Assets & Liabilities, net - (20.9)%		(190,582)
Total Net Assets - 100.0%		$911,062

		Unrealized
	Units	Loss

EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Barclays Bank plc
January 2014 S&P MidCap 400 Index Swap,
Terminating 01/31/14[4]
(Notional Value $211,275)	157	$(685)
Goldman Sachs International
January 2014 S&P MidCap 400 Index Swap,
Terminating 01/28/14[4]
(Notional Value $179,280)	134	(1,117)
Credit Suisse Capital, LLC
January 2014 S&P MidCap 400 Index Swap,
Terminating 01/28/14[4]
(Notional Value $503,741)	375	(2,872)
(Total Notional Value
$894,296)		$(4,674)

††	Value determined based on Level 2 inputs — See Note 4.
[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[2]	Repurchase Agreements — See Note 5.
[3]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2013.
[4]	Total Return based on S&P MidCap 400 Index +/- financing at a variable rate.

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE MID-CAP STRATEGY FUND

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 2013

Assets:
Investments, at value
(cost $299,994)	$299,994
Repurchase agreements, at value
(cost $801,650)	801,650
Total investments
(cost $1,101,644)	1,101,644
Total Assets	1,101,644
Liabilities:
Unrealized depreciation on swap agreements	4,674
Payable for:
Fund shares redeemed	180,165
Management fees	1,636
Swap settlement	1,080
Transfer agent and administrative fees	454
Investor service fees	454
Portfolio accounting fees	182
Miscellaneous	1,937
Total Liabilities	190,582
Net assets	$911,062
Net assets consist of:
Paid in capital	$2,192,916
Undistributed net investment income	—
Accumulated net realized loss on investments	(1,277,180)
Net unrealized depreciation on investments	(4,674)
Net assets	$911,062
Capital shares outstanding†	24,481
Net asset value per share†	$37.22

STATEMENT OF
OPERATIONS
Year Ended December 31, 2013

Investment Income:
Interest	$482
Total investment income	482

Expenses:
Management fees	13,001
Transfer agent and administrative fees	3,611
Investor service fees	3,611
Portfolio accounting fees	1,445
Professional fees	1,246
Custodian fees	167
Trustees’ fees*	140
Miscellaneous	1,109
Total expenses	24,330
Net investment loss	(23,848)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	18
Swap agreements	(334,308)
Futures contracts	(75,166)
Net realized loss	(409,456)
Net change in unrealized appreciation (depreciation) on:
Investments	(85)
Swap agreements	25,402
Futures contracts	4,655
Net change in unrealized appreciation (depreciation)	29,972
Net realized and unrealized loss	(379,484)
Net decrease in net assets resulting from operations	$(403,332)

†	Reverse share split — The shares outstanding and net asset value per share have been restated to reflect a 1:3 reverse share split effective January 24, 2014. See Note 13 in Notes to Financial Statements.
*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 75

INVERSE MID-CAP STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(23,848)	$(23,004)
Net realized loss on investments	(409,456)	(234,436)
Net change in unrealized appreciation (depreciation) on investments	29,972	(44,002)
Net decrease in net assets resulting from operations	(403,332)	(301,442)

Capital share transactions:
Proceeds from sale of shares	18,038,894	17,082,699
Cost of shares redeemed	(19,053,517)	(15,593,464)
Net increase (decrease) from capital share transactions	(1,014,623)	1,489,235
Net increase (decrease) in net assets	(1,417,955)	1,187,793

Net assets:
Beginning of year	2,329,017	1,141,224
End of year	$911,062	$2,329,017
Undistributed net investment income at end of year	$—	$—

Capital share activity:*
Shares sold	434,691	300,388
Shares redeemed	(455,558)	(273,178)
Net increase (decrease) in shares	(20,867)	27,210

*	Reverse share split — Capital share activity for the years ended December 31, 2013 and 2012 have been restated to reflect a 1:3 reverse share split effective January 24, 2014. See Note 13 in Notes to Financial Statements.

76 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE MID-CAP STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013[c]	2012[c]	2011[c]	2010[c]	2009[c]
Per Share Data
Net asset value, beginning of period	$51.36	$62.92	$67.90	$90.88	$140.41
Income (loss) from investment operations:
Net investment loss[a]	(0.69)	(0.90)	(1.11)	(1.26)	(1.83)
Net gain (loss) on investments (realized and unrealized)	(13.45)	(10.66)	(3.87)	(21.72)	(47.70)
Total from investment operations	(14.14)	(11.56)	(4.98)	(22.98)	(49.53)
Net asset value, end of period	$37.22	$51.36	$62.92	$67.90	$90.88

Total Return[b]	(27.57%)	(18.36%)	(7.34%)	(25.29%)	(35.28%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$911	$2,329	$1,141	$2,977	$4,677
Ratios to average net assets:
Net investment loss	(1.65%)	(1.62%)	(1.71%)	(1.56%)	(1.58%)
Total expenses	1.68%	1.73%	1.75%	1.71%	1.71%
Portfolio turnover rate	—	—	—	—	—

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Reverse share split — Per share amounts for period December 31, 2009 through December 31, 2013 have been restated to reflect a 1:3 reverse share split effective January 24, 2014. See Note 13 in Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 77

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2013

RUSSELL 2000® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the year ended December 31, 2013, Russell 2000® 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the Russell 2000 Index. Russell 2000® 2x Strategy Fund returned 85.72%, while the Russell 2000 Index returned 38.82% over the same time period.

Among sectors, the biggest performance contributors to the underlying index during the period were Financials and Information Technology. No sector detracted from performance, but Telecommunications Services and Utilities contributed least.

Isis Pharmaceuticals, Inc., CoStar Group, Inc. and Alnylam Pharmaceuticals, Inc. were the largest contributors to performance of the underlying index for the year. Coeur Mining, Inc., Atlantic Power Corp. and Hecla Mining Co. were the leading detractors from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: October 27, 2006

Ten Largest Holdings (% of Total Net Assets)
athenahealth, Inc.	0.2%
CoStar Group, Inc.	0.2%
Acuity Brands, Inc.	0.2%
Middleby Corp.	0.2%
Isis Pharmaceuticals, Inc.	0.2%
Ultimate Software Group, Inc.	0.1%
Align Technology, Inc.	0.1%
PTC, Inc.	0.1%
Brunswick Corp.	0.1%
WEX, Inc.	0.1%
Top Ten Total	1.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

78 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*,†

Average Annual Returns

Periods Ended December 31, 2013*,†

			Since
			Inception
	1 Year	5 Year	(10/27/06)
Russell 2000® 2x Strategy Fund	85.72%	31.25%	2.55%
Russell 2000 Index	38.82%	20.08%	7.48%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 79

SCHEDULE OF INVESTMENTS	December 31, 2013
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 56.7%

FINANCIALS - 12.9%
CNO Financial Group, Inc.	401	$7,094
Prosperity Bancshares, Inc.	104	6,592
FirstMerit Corp.	295	6,557
Highwoods Properties, Inc.	164	5,931
Financial Engines, Inc.	85	5,906
NorthStar Realty Finance Corp.	420	5,648
LaSalle Hotel Properties	183	5,648
Stifel Financial Corp.*	117	5,606
Hancock Holding Co.	151	5,538
Prospect Capital Corp.	488	5,475
RLJ Lodging Trust	222	5,399
First American Financial Corp.	189	5,329
Webster Financial Corp.	165	5,144
MGIC Investment Corp.*	577	4,871
Portfolio Recovery Associates, Inc.*	90	4,755
EPR Properties	95	4,670
MarketAxess Holdings, Inc.	68	4,548
Texas Capital Bancshares, Inc.*	73	4,540
Primerica, Inc.	105	4,506
Radian Group, Inc.	306	4,321
Susquehanna Bancshares, Inc.	334	4,288
BancorpSouth, Inc.	165	4,193
Geo Group, Inc.	127	4,092
DiamondRock Hospitality Co.	346	3,996
Sunstone Hotel Investors, Inc.	294	3,940
Glacier Bancorp, Inc.	131	3,902
Cathay General Bancorp	145	3,876
RLI Corp.	39	3,797
UMB Financial Corp.	59	3,793
First Financial Bankshares, Inc.	57	3,780
CubeSmart	236	3,762
Umpqua Holdings Corp.	196	3,751
Sovran Self Storage, Inc.	57	3,715
DCT Industrial Trust, Inc.	516	3,680
Healthcare Realty Trust, Inc.	172	3,665
American Realty Capital Properties, Inc.	280	3,601
Invesco Mortgage Capital, Inc.	242	3,552
Medical Properties Trust, Inc.	284	3,470
Pebblebrook Hotel Trust	112	3,445
Apollo Investment Corp.	404	3,426
PrivateBancorp, Inc.	118	3,414
FNB Corp.	270	3,407
First Industrial Realty Trust, Inc.	193	3,368
IBERIABANK Corp.	53	3,331
Janus Capital Group, Inc.	269	3,328
Lexington Realty Trust	323	3,298
First Cash Financial Services, Inc.*	53	3,278
Trustmark Corp.	122	3,274
Capitol Federal Financial, Inc.	270	3,270
Ryman Hospitality Properties, Inc.	78	3,259
Alexander & Baldwin, Inc.	78	3,255
Western Alliance Bancorporation*	135	3,221
Chambers Street Properties	420	3,213
EastGroup Properties, Inc.	55	3,186
Evercore Partners, Inc. — Class A	53	3,168
Wintrust Financial Corp.	68	3,136
WisdomTree Investments, Inc.*	176	3,117
American Equity Investment
Life Holding Co.	118	3,113
Bank of the Ozarks, Inc.	55	3,112
Potlatch Corp.	74	3,089
MB Financial, Inc.	96	3,081
Strategic Hotels & Resorts, Inc.*	324	3,062
New Residential Investment Corp.	450	3,005
Platinum Underwriters Holdings Ltd.	49	3,002
Cousins Properties, Inc.	286	2,946
PennyMac Mortgage Investment Trust	127	2,916
Greenhill & Company, Inc.	50	2,897
Washington Real Estate Investment Trust	123	2,873
Home Loan Servicing Solutions Ltd.	125	2,871
PacWest Bancorp	68	2,871
United Bankshares, Inc.	91	2,862
DuPont Fabros Technology, Inc.	115	2,841
Home BancShares, Inc.	76	2,839
Old National Bancorp	184	2,828
Westamerica Bancorporation	50	2,823
Community Bank System, Inc.	71	2,817
Redwood Trust, Inc.	144	2,789
CVB Financial Corp.	161	2,748
Selective Insurance Group, Inc.	101	2,733
ARMOUR Residential REIT, Inc.	672	2,695
Symetra Financial Corp.	141	2,673
EverBank Financial Corp.	144	2,641
Sun Communities, Inc.	61	2,601
Columbia Banking System, Inc.	94	2,586
International Bancshares Corp.	96	2,533
First Financial Holdings, Inc.	38	2,527
Hilltop Holdings, Inc.*	109	2,521
Equity One, Inc.	112	2,513
PHH Corp.*	102	2,484
Acadia Realty Trust	100	2,483
National Health Investors, Inc.	44	2,468
Colony Financial, Inc.	119	2,415
Government Properties Income Trust	97	2,410
Northwest Bancshares, Inc.	163	2,409
BBCN Bancorp, Inc.	145	2,406
First Midwest Bancorp, Inc.	137	2,402
Glimcher Realty Trust	256	2,396
Investors Bancorp, Inc.	92	2,353
Pennsylvania Real Estate Investment Trust	123	2,335
Argo Group International Holdings Ltd.	50	2,325
National Penn Bancshares, Inc.	205	2,323
Main Street Capital Corp.	71	2,321
CYS Investments, Inc.	311	2,305
Horace Mann Educators Corp.	73	2,302
Walter Investment Management Corp.*	65	2,298
PS Business Parks, Inc.	30	2,293
Altisource Residential Corp.	76	2,288
Fifth Street Finance Corp.	245	2,266
Kennedy-Wilson Holdings, Inc.	100	2,225
Enstar Group Ltd.*	16	2,222

80 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Virtus Investment Partners, Inc.*	11	$2,201
Montpelier Re Holdings Ltd.	75	2,183
Chesapeake Lodging Trust	86	2,175
Encore Capital Group, Inc.*	43	2,161
Provident Financial Services, Inc.	110	2,125
Astoria Financial Corp.	153	2,116
iStar Financial, Inc.*	147	2,098
LTC Properties, Inc.	59	2,088
Pinnacle Financial Partners, Inc.	64	2,082
NBT Bancorp, Inc.	80	2,072
Sterling Financial Corp.	60	2,045
ViewPoint Financial Group, Inc.	74	2,031
Hersha Hospitality Trust	364	2,027
Capstead Mortgage Corp.	165	1,993
Cash America International, Inc.	52	1,992
Franklin Street Properties Corp.	164	1,960
Retail Opportunity Investments Corp.	133	1,958
Ambac Financial Group, Inc.*	79	1,940
National Bank Holdings Corp. — Class A	90	1,926
Sterling Bancorp	141	1,885
Parkway Properties, Inc.	96	1,860
First Financial Bancorp	106	1,848
Boston Private Financial Holdings, Inc.	146	1,843
American Capital Mortgage
Investment Corp.	105	1,833
American Assets Trust, Inc.	58	1,823
Solar Capital Ltd.	80	1,804
Hercules Technology Growth Capital, Inc.	110	1,804
Sabra Health Care REIT, Inc.	69	1,804
FelCor Lodging Trust, Inc.*	219	1,787
Park National Corp.	21	1,786
Employers Holdings, Inc.	56	1,772
Nelnet, Inc. — Class A	42	1,770
Education Realty Trust, Inc.	200	1,764
Greenlight Capital Re Ltd. — Class A*	52	1,753
Hudson Pacific Properties, Inc.	80	1,750
Amtrust Financial Services, Inc.	53	1,733
Credit Acceptance Corp.*	13	1,690
Ramco-Gershenson Properties Trust	107	1,684
eHealth, Inc.*	35	1,628
Associated Estates Realty Corp.	101	1,621
Banner Corp.	36	1,614
HFF, Inc. — Class A*	60	1,611
Inland Real Estate Corp.	153	1,610
Renasant Corp.	50	1,573
Independent Bank Corp.	40	1,568
WesBanco, Inc.	48	1,536
Investors Real Estate Trust	179	1,536
Chemical Financial Corp.	48	1,520
Infinity Property & Casualty Corp.	21	1,507
First Commonwealth Financial Corp.	170	1,499
BofI Holding, Inc.*	19	1,490
STAG Industrial, Inc.	73	1,488
World Acceptance Corp.*	17	1,488
KCG Holdings, Inc. — Class A*	122	1,459
OFG Bancorp	84	1,457
Banco Latinoamericano de Comercio
Exterior S.A. — Class E	51	1,429
Investment Technology Group, Inc.*	69	1,419
PennantPark Investment Corp.	122	1,415
Cohen & Steers, Inc.	35	1,402
Northfield Bancorp, Inc.	106	1,399
United Community Banks, Inc.*	78	1,385
First Merchants Corp.	60	1,366
Forestar Group, Inc.*	64	1,361
Resource Capital Corp.	229	1,358
AMERISAFE, Inc.	32	1,352
BGC Partners, Inc. — Class A	223	1,351
Safety Insurance Group, Inc.	24	1,351
Oritani Financial Corp.	84	1,348
Alexander’s, Inc.	4	1,320
S&T Bancorp, Inc.	52	1,316
Summit Hotel Properties, Inc.	145	1,305
ICG Group, Inc.*	70	1,304
Triangle Capital Corp.	47	1,300
City Holding Co.	28	1,297
BlackRock Kelso Capital Corp.	137	1,278
Piper Jaffray Cos.*	32	1,266
Wilshire Bancorp, Inc.	114	1,246
First Potomac Realty Trust	107	1,244
Sandy Spring Bancorp, Inc.	44	1,240
FXCM, Inc. — Class A	69	1,231
Eagle Bancorp, Inc.*	40	1,225
Brookline Bancorp, Inc.	128	1,225
Hanmi Financial Corp.	55	1,204
Navigators Group, Inc.*	19	1,200
Stewart Information Services Corp.	37	1,194
CoreSite Realty Corp.	37	1,191
Golub Capital BDC, Inc.	62	1,185
Tompkins Financial Corp.	23	1,182
TrustCo Bank Corp. NY	164	1,178
Community Trust Bancorp, Inc.	26	1,174
Flushing Financial Corp.	56	1,159
RAIT Financial Trust	128	1,148
Apollo Commercial Real Estate
Finance, Inc.	70	1,138
Lakeland Financial Corp.	29	1,131
Campus Crest Communities, Inc.	120	1,129
New Mountain Finance Corp.	75	1,128
Berkshire Hills Bancorp, Inc.	41	1,118
Bancorp, Inc.*	61	1,093
WSFS Financial Corp.	14	1,085
Anworth Mortgage Asset Corp.	257	1,082
Green Dot Corp. — Class A*	43	1,081
Simmons First National Corp. — Class A	29	1,077
Kite Realty Group Trust	160	1,051
Select Income REIT	39	1,043
State Bank Financial Corp.	57	1,037
Capital Bank Financial Corp. — Class A*	45	1,024
United Fire Group, Inc.	35	1,003
Maiden Holdings Ltd.	91	995
EZCORP, Inc. — Class A*	85	994
TICC Capital Corp.	96	993
StellarOne Corp.	41	987
Medley Capital Corp.	71	983
Chatham Lodging Trust	48	982

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 81

SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Dime Community Bancshares, Inc.	58	$981
Excel Trust, Inc.	86	980
GAMCO Investors, Inc. — Class A	11	957
Cardinal Financial Corp.	53	954
PICO Holdings, Inc.*	41	948
THL Credit, Inc.	57	940
Washington Trust Bancorp, Inc.	25	931
Ameris Bancorp*	44	929
Tejon Ranch Co.*	25	919
HCI Group, Inc.	17	910
Southside Bancshares, Inc.	33	902
Rouse Properties, Inc.	40	888
Universal Health Realty Income Trust	22	881
First Interstate Bancsystem, Inc. — Class A	31	879
Arlington Asset Investment Corp. — Class A	33	871
Ashford Hospitality Trust, Inc.	105	869
Getty Realty Corp.	47	863
DFC Global Corp.*	74	847
Union First Market Bankshares Corp.	34	844
TCP Capital Corp.	50	839
Capital Southwest Corp.	24	837
NewStar Financial, Inc.*	47	835
1st Source Corp.	26	830
Taylor Capital Group, Inc.*	31	824
Dynex Capital, Inc.	101	808
Westwood Holdings Group, Inc.	13	805
First BanCorp*	130	805
Cedar Realty Trust, Inc.	128	801
Apollo Residential Mortgage, Inc.	54	798
SY Bancorp, Inc.	25	798
Customers Bancorp, Inc.*	39	798
AG Mortgage Investment Trust, Inc.	51	798
Trico Bancshares	28	794
CoBiz Financial, Inc.	65	777
Heartland Financial USA, Inc.	27	777
Urstadt Biddle Properties, Inc. — Class A	42	775
First Busey Corp.	133	771
New York Mortgage Trust, Inc.	110	769
First Financial Corp.	21	768
Flagstar Bancorp, Inc.*	39	765
Virginia Commerce Bancorp, Inc.*	45	765
Lakeland Bancorp, Inc.	61	755
Bryn Mawr Bank Corp.	25	755
Terreno Realty Corp.	42	743
BancFirst Corp.	13	729
Safeguard Scientifics, Inc.*	36	723
FBL Financial Group, Inc. — Class A	16	717
Rockville Financial, Inc.	50	711
Universal Insurance Holdings, Inc.	49	710
Central Pacific Financial Corp.	35	703
Monmouth Real Estate
Investment Corp. — Class A	77	700
Agree Realty Corp.	24	696
TowneBank	45	693
United Financial Bancorp, Inc.	36	680
Phoenix Companies, Inc.*	11	675
Cowen Group, Inc. — Class A*	172	673
CyrusOne, Inc.	30	670
Saul Centers, Inc.	14	668
Winthrop Realty Trust	60	663
German American Bancorp, Inc.	23	656
Federal Agricultural Mortgage Corp. —
Class C	19	651
OneBeacon Insurance Group Ltd. —
Class A	41	649
Citizens, Inc.*	74	648
First of Long Island Corp.	15	643
Meadowbrook Insurance Group, Inc.	92	640
Western Asset Mortgage Capital Corp.	43	640
Beneficial Mutual Bancorp, Inc.*	58	633
Enterprise Financial Services Corp.	31	633
MainSource Financial Group, Inc.	35	631
Third Point Reinsurance Ltd.*	34	630
Financial Institutions, Inc.	25	618
Bank Mutual Corp.	86	603
State Auto Financial Corp.	28	595
MVC Capital, Inc.	44	594
Diamond Hill Investment Group, Inc.	5	592
HomeTrust Bancshares, Inc.*	37	592
Camden National Corp.	14	591
Gramercy Property Trust, Inc.*	102	587
Great Southern Bancorp, Inc.	19	578
MCG Capital Corp.	131	576
Hudson Valley Holding Corp.	28	570
Ladenburg Thalmann Financial
Services, Inc.*	180	563
Metro Bancorp, Inc.*	26	560
Univest Corporation of Pennsylvania	27	558
Southwest Bancorp, Inc.*	35	557
Park Sterling Corp.	78	557
First Bancorp	33	548
HomeStreet, Inc.	27	540
First Community Bancshares, Inc.	32	534
Centerstate Banks, Inc.	52	528
BNC Bancorp	30	514
Pacific Continental Corp.	32	510
Arrow Financial Corp.	19	505
AmREIT, Inc. — Class B	30	504
Independent Bank Group, Inc.	10	497
GFI Group, Inc.	127	497
Yadkin Financial Corp.*	29	494
International. FCStone, Inc.*	26	482
Fidelity Southern Corp.	29	482
National Bankshares, Inc.	13	480
Citizens & Northern Corp.	23	474
Aviv REIT, Inc.	20	474
Medallion Financial Corp.	33	474
Whitestone REIT — Class B	35	468
First Connecticut Bancorp, Inc.	29	467
First Defiance Financial Corp.	18	467
Baldwin & Lyons, Inc. — Class B	17	464
Territorial Bancorp, Inc.	20	464
Heritage Financial Corp.	27	462
Washington Banking Co.	26	461

82 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Fidus Investment Corp.	21	$457
Peoples Bancorp, Inc.	20	450
OmniAmerican Bancorp, Inc.*	21	449
National Western Life Insurance Co. —
Class A	2	447
Oppenheimer Holdings, Inc. — Class A	18	446
West Bancorporation, Inc.	28	443
One Liberty Properties, Inc.	22	443
Bridge Bancorp, Inc.	17	442
Republic Bancorp, Inc. — Class A	18	442
Manning & Napier, Inc. — Class A	25	441
Pacific Premier Bancorp, Inc.*	28	441
CNB Financial Corp.	23	437
Ashford Hospitality Prime, Inc.	24	437
Suffolk Bancorp*	21	437
GSV Capital Corp.*	36	435
Crawford & Co. — Class B	47	434
Bank of Marin Bancorp	10	434
Ares Commercial Real Estate Corp.	33	432
Silver Bay Realty Trust Corp.	27	432
Global Indemnity plc — Class A*	17	430
OceanFirst Financial Corp.	25	428
FBR & Co.*	16	422
MetroCorp Bancshares, Inc.	28	422
Hannon Armstrong Sustainable
Infrastructure Capital, Inc.	30	419
Calamos Asset Management, Inc. —
Class A	35	414
Gladstone Commercial Corp.	23	413
Center Bancorp, Inc.	22	413
PennantPark Floating Rate Capital Ltd.	30	412
1st United Bancorp, Inc.	54	411
Charter Financial Corp.	38	409
Bank of Kentucky Financial Corp.	11	406
Meta Financial Group, Inc.	10	403
Franklin Financial Corp.*	20	396
Gladstone Investment Corp.	49	395
Tree.com, Inc.*	12	394
Walker & Dunlop, Inc.*	24	388
Home Federal Bancorp, Inc.	26	387
Solar Senior Capital Ltd.	21	383
Fox Chase Bancorp, Inc.	22	382
Ames National Corp.	17	381
Guaranty Bancorp	27	379
KCAP Financial, Inc.	47	379
Marlin Business Services Corp.	15	378
Banc of California, Inc.	28	375
Firsthand Technology Value Fund, Inc.	16	371
Bridge Capital Holdings*	18	370
American National Bankshares, Inc.	14	368
Tower Group International Ltd.	107	362
Preferred Bank/Los Angeles CA*	18	361
Penns Woods Bancorp, Inc.	7	357
Gladstone Capital Corp.	37	355
Horizon Bancorp	14	355
Sierra Bancorp	22	354
PennyMac Financial Services, Inc. —
Class A*	20	351
Mercantile Bank Corp.	16	345
American Residential Properties, Inc.*	20	343
Chemung Financial Corp.	10	342
ESB Financial Corp.	24	341
Regional Management Corp.*	10	339
Meridian Interstate Bancorp, Inc.*	15	339
Merchants Bancshares, Inc.	10	335
Kansas City Life Insurance Co.	7	334
BankFinancial Corp.	36	330
Seacoast Banking Corporation of Florida*	27	329
Consolidated-Tomoka Land Co.	9	327
MidWestOne Financial Group, Inc.	12	326
Peapack Gladstone Financial Corp.	17	325
First NBC Bank Holding Co.*	10	323
United Community Financial Corp.*	90	321
SWS Group, Inc.*	52	316
Northrim BanCorp, Inc.	12	315
First Bancorp, Inc.	18	314
AV Homes, Inc.*	17	309
Kearny Financial Corp.*	26	302
First Financial Northwest, Inc.	29	301
NewBridge Bancorp*	40	300
Nicholas Financial, Inc.	19	299
Stellus Capital Investment Corp.	20	299
CU Bancorp*	17	297
Heritage Commerce Corp.	36	297
Eastern Insurance Holdings, Inc.	12	294
Consumer Portfolio Services, Inc.*	30	282
Bar Harbor Bankshares	7	280
JAVELIN Mortgage Investment Corp.	20	279
Armada Hoffler Properties, Inc.	30	278
National Interstate Corp.	12	276
Enterprise Bancorp, Inc.	13	275
C&F Financial Corp.	6	274
Capital City Bank Group, Inc.*	23	271
NGP Capital Resources Co.	36	269
MidSouth Bancorp, Inc.	15	268
Rexford Industrial Realty, Inc.	20	264
Heritage Oaks Bancorp*	35	263
Sun Bancorp, Inc.*	73	257
Provident Financial Holdings, Inc.	17	255
Westfield Financial, Inc.	34	254
First Security Group, Inc.*	109	251
EMC Insurance Group, Inc.	8	245
UMH Properties, Inc.	26	245
CommunityOne Bancorp*	19	242
NASB Financial, Inc.	8	242
Pzena Investment Management, Inc. —
Class A	20	235
Hallmark Financial Services, Inc.*	26	231
Physicians Realty Trust	18	229
Intervest Bancshares Corp. — Class A*	30	225
Donegal Group, Inc. — Class A	14	223
Farmers Capital Bank Corp.*	10	218
Horizon Technology Finance Corp.	15	213
Home Bancorp, Inc.*	11	207
JMP Group, Inc.	28	207
Clifton Savings Bancorp, Inc.	16	205

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 83

SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Independence Holding Co.	15	$202
Macatawa Bank Corp.*	40	200
Century Bancorp, Inc. — Class A	6	200
ESSA Bancorp, Inc.	17	197
Imperial Holdings, Inc.*	30	196
Access National Corp.	13	194
Resource America, Inc. — Class A	20	187
Middleburg Financial Corp.	10	180
LCNB Corp.	10	179
ZAIS Financial Corp.	10	160
Hingham Institution for Savings	2	157
BBX Capital Corp. — Class A*	10	156
Waterstone Financial, Inc.*	14	155
Ellington Residential Mortgage REIT	10	154
WhiteHorse Finance, Inc.	10	151
Gain Capital Holdings, Inc.	20	150
Doral Financial Corp.*	9	141
Garrison Capital, Inc.	10	139
Palmetto Bancshares, Inc.*	10	130
Tristate Capital Holdings, Inc.*	10	119
Hampton Roads Bankshares, Inc.*	60	105
Silvercrest Asset Management Group,
Inc. — Class A	6	102
CIFC Corp.	13	101
Health Insurance Innovations,
Inc. — Class A*	10	101
VantageSouth Bancshares, Inc.*	19	100
Fortegra Financial Corp.*	12	99
First Marblehead Corp.*	13	96
California First National Bancorp	4	60
Cascade Bancorp*	11	58
First Federal Bancshares of
Arkansas, Inc.*	5	44
Total Financials		665,484
INFORMATION TECHNOLOGY - 10.2%
CoStar Group, Inc.*	48	8,861
Ultimate Software Group, Inc.*	50	7,662
PTC, Inc.*	211	7,467
WEX, Inc.*	72	7,129
Aspen Technology, Inc.*	163	6,813
FEI Co.	71	6,344
CommVault Systems, Inc.*	83	6,214
SunEdison, Inc.*	474	6,187
Cognex Corp.	159	6,071
Tyler Technologies, Inc.*	57	5,821
Belden, Inc.	80	5,636
MAXIMUS, Inc.	126	5,543
ARRIS Group, Inc.*	211	5,142
Acxiom Corp.*	136	5,030
ACI Worldwide, Inc.*	73	4,745
Anixter International, Inc.	50	4,492
SS&C Technologies Holdings, Inc.*	101	4,470
Ciena Corp.*	186	4,451
Euronet Worldwide, Inc.*	90	4,307
ViaSat, Inc.*	68	4,260
Qlik Technologies, Inc.*	159	4,234
Microsemi Corp.*	169	4,216
j2 Global, Inc.	84	4,202
Verint Systems, Inc.*	97	4,165
Fair Isaac Corp.	66	4,147
Manhattan Associates, Inc.*	35	4,112
Finisar Corp.*	169	4,042
Cornerstone OnDemand, Inc.*	75	4,002
Mentor Graphics Corp.	166	3,996
Guidewire Software, Inc.*	81	3,975
Convergys Corp.	184	3,873
Dealertrack Technologies, Inc.*	80	3,847
Plantronics, Inc.	79	3,670
Aruba Networks, Inc.*	204	3,652
Littelfuse, Inc.	39	3,624
VistaPrint N.V.*	60	3,411
Yelp, Inc. — Class A*	49	3,379
Sapient Corp.*	193	3,350
Cardtronics, Inc.*	77	3,346
Heartland Payment Systems, Inc.	67	3,339
International Rectifier Corp.*	128	3,336
Hittite Microwave Corp.*	54	3,332
Coherent, Inc.*	44	3,273
Cavium, Inc.*	94	3,243
SYNNEX Corp.*	48	3,235
Electronics for Imaging, Inc.*	83	3,215
CACI International, Inc. — Class A*	43	3,148
Synaptics, Inc.*	60	3,109
OpenTable, Inc.*	39	3,095
ValueClick, Inc.*	131	3,061
Semtech Corp.*	121	3,059
TiVo, Inc.*	230	3,018
Blackbaud, Inc.	79	2,974
NIC, Inc.	119	2,960
ADTRAN, Inc.	109	2,944
Zillow, Inc. — Class A*	36	2,942
Entegris, Inc.*	252	2,923
Itron, Inc.*	70	2,900
MKS Instruments, Inc.	96	2,874
Infoblox, Inc.*	87	2,873
Power Integrations, Inc.	51	2,847
Cypress Semiconductor Corp.	260	2,730
Unisys Corp.*	80	2,686
Plexus Corp.*	62	2,683
RF Micro Devices, Inc.*	499	2,575
Intersil Corp. — Class A	224	2,569
Universal Display Corp.*	74	2,543
iGATE Corp.*	63	2,530
Sanmina Corp.*	151	2,521
Take-Two Interactive Software, Inc.*	144	2,501
Syntel, Inc.	27	2,456
Web.com Group, Inc.*	77	2,448
TriQuint Semiconductor, Inc.*	290	2,419
Cirrus Logic, Inc.*	117	2,390
Bottomline Technologies de, Inc.*	66	2,387
Progress Software Corp.*	92	2,376
Integrated Device Technology, Inc.*	233	2,374
Veeco Instruments, Inc.*	71	2,337
Methode Electronics, Inc.	68	2,325
PMC - Sierra, Inc.*	360	2,315

84 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

NETGEAR, Inc.*	70	$2,306
Monolithic Power Systems, Inc.*	66	2,288
Benchmark Electronics, Inc.*	99	2,285
SunPower Corp. — Class A*	76	2,266
InterDigital, Inc.	76	2,241
Monotype Imaging Holdings, Inc.	70	2,230
Blucora, Inc.*	75	2,187
WebMD Health Corp. — Class A*	55	2,173
MicroStrategy, Inc. — Class A*	17	2,112
ScanSource, Inc.*	49	2,079
MTS Systems Corp.	29	2,066
Advent Software, Inc.	58	2,029
Infinera Corp.*	207	2,024
InvenSense, Inc. — Class A*	97	2,016
NetScout Systems, Inc.*	67	1,983
Cabot Microelectronics Corp.*	43	1,965
Interactive Intelligence Group, Inc.*	29	1,953
Cray, Inc.*	71	1,949
Rambus, Inc.*	203	1,922
comScore, Inc.*	66	1,888
Imperva, Inc.*	39	1,877
Tessera Technologies, Inc.	95	1,872
OSI Systems, Inc.*	35	1,859
Rogers Corp.*	30	1,845
Responsys, Inc.*	67	1,836
GT Advanced Technologies, Inc.*	210	1,831
QLogic Corp.*	154	1,822
Insight Enterprises, Inc.*	80	1,817
RealPage, Inc.*	77	1,800
CSG Systems International, Inc.	61	1,793
Applied Micro Circuits Corp.*	134	1,793
Constant Contact, Inc.*	57	1,771
Measurement Specialties, Inc.*	28	1,699
SPS Commerce, Inc.*	26	1,698
FARO Technologies, Inc.*	29	1,691
CalAmp Corp.*	60	1,678
ATMI, Inc.*	55	1,662
ExlService Holdings, Inc.*	59	1,630
Advanced Energy Industries, Inc.*	71	1,623
Trulia, Inc.*	46	1,622
OmniVision Technologies, Inc.*	93	1,600
Sykes Enterprises, Inc.*	72	1,570
PROS Holdings, Inc.*	39	1,556
Diodes, Inc.*	66	1,555
Synchronoss Technologies, Inc.*	50	1,554
Demandware, Inc.*	24	1,539
Pegasystems, Inc.	31	1,525
LivePerson, Inc.*	102	1,512
Envestnet, Inc.*	37	1,491
Bankrate, Inc.*	83	1,489
VirnetX Holding Corp.*	76	1,475
Monster Worldwide, Inc.*	205	1,462
Ultratech, Inc.*	50	1,450
Badger Meter, Inc.	26	1,417
Virtusa Corp.*	37	1,409
Comverse, Inc.*	36	1,397
BroadSoft, Inc.*	51	1,394
EPAM Systems, Inc.*	39	1,363
LogMeIn, Inc.*	40	1,342
Ixia*	100	1,331
Harmonic, Inc.*	179	1,321
Perficient, Inc.*	56	1,312
Newport Corp.*	72	1,301
FleetMatics Group plc*	30	1,298
Rofin-Sinar Technologies, Inc.*	48	1,297
Brooks Automation, Inc.	123	1,290
ManTech International Corp. — Class A	43	1,287
Cass Information Systems, Inc.	19	1,280
Fusion-io, Inc.*	139	1,238
EVERTEC, Inc.	50	1,233
CTS Corp.	61	1,215
Sonus Networks, Inc.*	384	1,210
Digital River, Inc.*	65	1,203
Proofpoint, Inc.*	36	1,194
Extreme Networks, Inc.*	170	1,190
Move, Inc.*	74	1,183
Checkpoint Systems, Inc.*	75	1,183
Spansion, Inc. — Class A*	85	1,181
Global Cash Access Holdings, Inc.*	117	1,169
Angie’s List, Inc.*	76	1,151
Emulex Corp.*	159	1,138
Ruckus Wireless, Inc.*	80	1,136
Ellie Mae, Inc.*	42	1,129
PDF Solutions, Inc.*	44	1,127
Lattice Semiconductor Corp.*	203	1,119
Park Electrochemical Corp.	37	1,063
SciQuest, Inc.*	37	1,054
Daktronics, Inc.	67	1,051
Fabrinet*	51	1,049
Super Micro Computer, Inc.*	61	1,047
Ambarella, Inc.*	30	1,018
Photronics, Inc.*	112	1,011
Ubiquiti Networks, Inc.*	22	1,011
Stamps.com, Inc.*	24	1,010
Tangoe, Inc.*	56	1,009
ShoreTel, Inc.*	105	974
Accelrys, Inc.*	101	964
Callidus Software, Inc.*	69	947
Liquidity Services, Inc.*	41	929
Epiq Systems, Inc.	57	924
Comtech Telecommunications Corp.	29	914
EarthLink Holdings Corp.*	180	913
Black Box Corp.	30	894
Forrester Research, Inc.	23	880
Silicon Image, Inc.*	142	873
ServiceSource International, Inc.*	104	872
TeleTech Holdings, Inc.*	36	862
Micrel, Inc.	85	839
Exar Corp.*	71	837
Shutterstock, Inc.*	10	836
TTM Technologies, Inc.*	97	832
Jive Software, Inc.*	73	821
IntraLinks Holdings, Inc.*	67	811
MoneyGram International, Inc.*	39	810
AVG Technologies N.V.*	47	809
Nanometrics, Inc.*	41	781

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 85

SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Ebix, Inc.	53	$780
Amkor Technology, Inc.*	126	772
DTS, Inc.*	32	767
Silicon Graphics International Corp.*	57	764
Brightcove, Inc.*	52	735
Entropic Communications, Inc.*	155	730
Internap Network Services Corp.*	97	729
Parkervision, Inc.*	160	728
Seachange International, Inc.*	59	717
Calix, Inc.*	74	713
LTX-Credence Corp.*	88	703
XO Group, Inc.*	47	698
E2open, Inc.*	29	693
Qualys, Inc.*	30	693
Rudolph Technologies, Inc.*	59	693
Actuate Corp.*	87	671
Bazaarvoice, Inc.*	82	649
Electro Rent Corp.	35	648
Inphi Corp.*	50	645
RealD, Inc.*	75	641
Oplink Communications, Inc.*	34	632
Lionbridge Technologies, Inc.*	106	632
GSI Group, Inc.*	56	629
Mercury Systems, Inc.*	57	624
Integrated Silicon Solution, Inc.*	51	617
Ceva, Inc.*	39	594
Anaren, Inc.*	21	588
Global Eagle Entertainment, Inc.*	39	580
FormFactor, Inc.*	95	572
CIBER, Inc.*	138	571
Higher One Holdings, Inc.*	58	566
IXYS Corp.	43	558
Digi International, Inc.*	46	558
Procera Networks, Inc.*	37	556
Dice Holdings, Inc.*	75	544
NVE Corp.*	9	525
PLX Technology, Inc.*	79	520
Immersion Corp.*	50	519
Kopin Corp.*	122	515
Computer Task Group, Inc.	27	510
Blackhawk Network Holdings, Inc.*	20	505
Zix Corp.*	109	497
QuinStreet, Inc.*	57	495
Millennial Media, Inc.*	64	465
Avid Technology, Inc.*	57	465
Axcelis Technologies, Inc.*	190	464
Cohu, Inc.	44	462
Quantum Corp.*	381	457
MoSys, Inc.*	82	453
KEMET Corp.*	80	451
Supertex, Inc.*	18	451
Glu Mobile, Inc.*	111	432
Ultra Clean Holdings, Inc.*	43	431
Zygo Corp.*	29	429
PC Connection, Inc.	17	422
Electro Scientific Industries, Inc.	40	418
ChannelAdvisor Corp.*	10	417
Maxwell Technologies, Inc.*	53	412
MaxLinear, Inc. — Class A*	39	407
Tessco Technologies, Inc.	10	403
ePlus, Inc.*	7	398
American Software, Inc. — Class A	40	395
Mesa Laboratories, Inc.	5	393
ModusLink Global Solutions, Inc.*	68	390
Vocus, Inc.*	34	387
Bel Fuse, Inc. — Class B	18	384
Demand Media, Inc.*	66	381
Speed Commerce, Inc.*	80	374
Pericom Semiconductor Corp.*	42	372
VASCO Data Security International, Inc.*	48	371
Marketo, Inc.*	10	371
Peregrine Semiconductor Corp.*	49	363
Agilysys, Inc.*	26	362
M/A-COM Technology Solutions
Holdings, Inc.*	21	357
Vringo, Inc.*	119	352
PRGX Global, Inc.*	52	349
support.com, Inc.*	92	349
Gogo, Inc.*	14	347
Vishay Precision Group, Inc.*	23	342
DSP Group, Inc.*	35	340
KVH Industries, Inc.*	26	339
Marchex, Inc. — Class B	39	337
Neonode, Inc.*	52	329
Westell Technologies, Inc. — Class A*	81	328
Rubicon Technology, Inc.*	31	308
PC-Telephone, Inc.	32	306
Luxoft Holding, Inc.*	8	304
Guidance Software, Inc.*	30	303
RealNetworks, Inc.*	40	302
Alliance Fiber Optic Products, Inc.	20	301
Travelzoo, Inc.*	14	298
Datalink Corp.*	27	294
Cvent, Inc.*	8	291
Imation Corp.*	62	290
Gigamon, Inc.*	10	281
United Online, Inc.	20	275
ANADIGICS, Inc.*	149	274
Xoom Corp.*	10	274
Numerex Corp. — Class A*	21	272
Hackett Group, Inc.	43	267
Sigma Designs, Inc.*	56	264
Carbonite, Inc.*	22	260
Rosetta Stone, Inc.*	21	257
NeoPhotonics Corp.*	36	254
Aviat Networks, Inc.*	112	253
Unwired Planet, Inc.*	180	248
Alpha & Omega Semiconductor Ltd.*	31	239
GSI Technology, Inc.*	35	232
Mitek Systems, Inc.*	39	232
Sapiens International Corporation N.V.	30	231
Digimarc Corp.	12	231
Aeroflex Holding Corp.*	35	228
Richardson Electronics Ltd.	20	227
Multi-Fineline Electronix, Inc.*	16	222
Audience, Inc.*	19	221

86 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Planet Payment, Inc.*	79	$220
Telenav, Inc.*	32	211
Silver Spring Networks, Inc.*	10	210
eGain Corp.*	20	205
Uni-Pixel, Inc.*	20	200
Rally Software Development Corp.*	10	195
QAD, Inc. — Class A	11	194
Limelight Networks, Inc.*	98	194
Reis, Inc.*	10	192
TeleCommunication Systems, Inc. —
Class A*	80	186
Textura Corp.*	6	180
TechTarget, Inc.*	26	178
Marin Software, Inc.*	17	174
Spark Networks, Inc.*	26	160
Intermolecular, Inc.*	31	153
Hutchinson Technology, Inc.*	39	125
Control4 Corp.*	7	124
Model N, Inc.*	10	118
Viasystems Group, Inc.*	7	96
Radisys Corp.*	40	92
YuMe, Inc.*	8	60
Cyan, Inc.*	10	53
Tremor Video, Inc.*	8	46
Total Information Technology		525,425
INDUSTRIALS - 8.3%
Acuity Brands, Inc.	79	8,637
Middleby Corp.*	34	8,158
HEICO Corp.	121	7,012
Teledyne Technologies, Inc.*	69	6,338
EnerSys, Inc.	89	6,238
CLARCOR, Inc.	91	5,856
Esterline Technologies Corp.*	57	5,812
Woodward, Inc.	126	5,747
Moog, Inc. — Class A*	84	5,707
Chart Industries, Inc.*	56	5,356
DigitalGlobe, Inc.*	130	5,350
Curtiss-Wright Corp.	85	5,290
EMCOR Group, Inc.	124	5,262
Spirit Airlines, Inc.*	112	5,087
Generac Holdings, Inc.	88	4,984
Actuant Corp. — Class A	134	4,910
Deluxe Corp.	94	4,905
Corporate Executive Board Co.	61	4,723
Watsco, Inc.	46	4,418
Advisory Board Co.*	63	4,011
USG Corp.*	138	3,916
Franklin Electric Company, Inc.	87	3,884
Applied Industrial Technologies, Inc.	77	3,779
Barnes Group, Inc.	95	3,639
JetBlue Airways Corp.*	419	3,582
Healthcare Services Group, Inc.	126	3,574
United Stationers, Inc.	75	3,441
Beacon Roofing Supply, Inc.*	85	3,424
MasTec, Inc.*	102	3,336
Swift Transportation Co. — Class A*	148	3,286
HNI Corp.	84	3,262
Watts Water Technologies, Inc. — Class A	52	3,217
TAL International Group, Inc.	56	3,212
Herman Miller, Inc.	108	3,188
Tetra Tech, Inc.*	113	3,161
Trimas Corp.*	78	3,111
Polypore International, Inc.*	79	3,073
FTI Consulting, Inc.*	74	3,044
Mueller Industries, Inc.	48	3,024
Brink’s Co.	88	3,004
UniFirst Corp.	27	2,889
ABM Industries, Inc.	101	2,888
Mobile Mini, Inc.*	70	2,883
UTI Worldwide, Inc.	159	2,792
Raven Industries, Inc.	67	2,756
Simpson Manufacturing Company, Inc.	75	2,755
Allegiant Travel Co. — Class A	26	2,741
Hub Group, Inc. — Class A*	68	2,712
Huron Consulting Group, Inc.*	43	2,697
On Assignment, Inc.*	77	2,688
RBC Bearings, Inc.*	38	2,689
WageWorks, Inc.*	45	2,675
Mueller Water Products, Inc. — Class A	280	2,624
General Cable Corp.	89	2,617
Mine Safety Appliances Co.	51	2,612
Brady Corp. — Class A	84	2,598
Orbital Sciences Corp.*	109	2,540
Granite Construction, Inc.	72	2,519
Trex Company, Inc.*	31	2,465
CIRCOR International, Inc.	30	2,423
Steelcase, Inc. — Class A	150	2,379
Interface, Inc. — Class A	108	2,372
GrafTech International Ltd.*	210	2,358
Aircastle Ltd.	123	2,357
Forward Air Corp.	53	2,327
Korn/Ferry International*	89	2,325
Tennant Co.	33	2,238
Proto Labs, Inc.*	30	2,135
EnPro Industries, Inc.*	36	2,075
Werner Enterprises, Inc.	83	2,053
AZZ, Inc.	42	2,051
AAR Corp.	73	2,045
Matson, Inc.	78	2,036
GenCorp, Inc.*	112	2,018
Lindsay Corp.	24	1,985
Knight Transportation, Inc.	108	1,981
DXP Enterprises, Inc.*	17	1,958
Kaman Corp.	49	1,947
TrueBlue, Inc.*	75	1,934
G&K Services, Inc. — Class A	31	1,929
Briggs & Stratton Corp.	88	1,915
Apogee Enterprises, Inc.	53	1,903
Rush Enterprises, Inc. — Class A*	64	1,898
Encore Wire Corp.	35	1,897
Atlas Air Worldwide Holdings, Inc.*	46	1,893
Exponent, Inc.	24	1,859
Primoris Services Corp.	59	1,837
Cubic Corp.	34	1,790
Tutor Perini Corp.*	68	1,788

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 87

SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Hyster-Yale Materials Handling, Inc.	19	$1,770
Meritor, Inc.*	169	1,763
Titan International, Inc.	98	1,762
Navigant Consulting, Inc.*	91	1,747
Albany International Corp. — Class A	48	1,725
Universal Forest Products, Inc.	33	1,721
Altra Industrial Motion Corp.	50	1,711
Dycom Industries, Inc.*	61	1,695
McGrath RentCorp	42	1,672
Federal Signal Corp.*	114	1,670
Heartland Express, Inc.	85	1,668
ESCO Technologies, Inc.	48	1,644
II-VI, Inc.*	93	1,637
Knoll, Inc.	87	1,593
Wesco Aircraft Holdings, Inc.*	72	1,578
Textainer Group Holdings Ltd.	39	1,569
Team, Inc.*	37	1,567
Aegion Corp. — Class A*	71	1,554
Wabash National Corp.*	125	1,544
H&E Equipment Services, Inc.*	52	1,541
John Bean Technologies Corp.	52	1,525
Arkansas Best Corp.	45	1,516
Sun Hydraulics Corp.	37	1,511
Taser International, Inc.*	93	1,477
AAON, Inc.	46	1,470
Thermon Group Holdings, Inc.*	53	1,448
Standex International Corp.	23	1,446
Astec Industries, Inc.	37	1,429
Insperity, Inc.	39	1,409
SkyWest, Inc.	94	1,394
Quanex Building Products Corp.	68	1,355
Rexnord Corp.*	50	1,351
Greenbrier Companies, Inc.*	41	1,346
XPO Logistics, Inc.*	51	1,341
Comfort Systems USA, Inc.	69	1,338
ACCO Brands Corp.*	199	1,337
Acacia Research Corp.	91	1,323
Saia, Inc.*	41	1,314
Nortek, Inc.*	17	1,268
Blount International, Inc.*	87	1,259
Quad/Graphics, Inc.	46	1,253
ICF International, Inc.*	36	1,250
Aceto Corp.	49	1,225
Barrett Business Services, Inc.	13	1,206
US Ecology, Inc.	32	1,190
Astronics Corp.*	23	1,173
Kelly Services, Inc. — Class A	47	1,172
Powell Industries, Inc.	17	1,139
Gorman-Rupp Co.	33	1,086
American Science & Engineering, Inc.	15	1,079
Resources Connection, Inc.	75	1,075
Gibraltar Industries, Inc.*	57	1,060
Griffon Corp.	79	1,044
Kforce, Inc.	50	1,023
Engility Holdings, Inc.*	30	1,002
Viad Corp.	36	1,000
Great Lakes Dredge & Dock Corp.*	108	994
Aerovironment, Inc.*	34	990
RPX Corp.*	58	980
Columbus McKinnon Corp.*	36	977
West Corp.	38	977
MYR Group, Inc.*	38	953
Republic Airways Holdings, Inc.*	89	951
Hawaiian Holdings, Inc.*	94	905
Kimball International, Inc. — Class B	60	902
LB Foster Co. — Class A	19	899
Consolidated Graphics, Inc.*	13	877
Multi-Color Corp.	23	868
Roadrunner Transportation Systems, Inc.*	32	862
Kadant, Inc.	21	851
Park-Ohio Holdings Corp.*	16	838
Ennis, Inc.	47	832
EnerNOC, Inc.*	48	826
Marten Transport Ltd.	40	808
GP Strategies Corp.*	27	804
Alamo Group, Inc.	13	789
American Railcar Industries, Inc.	17	778
Air Transport Services Group, Inc.*	95	769
Furmanite Corp.*	69	733
Echo Global Logistics, Inc.*	34	730
SP Plus Corp.*	28	729
Insteel Industries, Inc.	32	727
KEYW Holding Corp.*	54	726
National Presto Industries, Inc.	9	725
American Woodmark Corp.*	18	712
Capstone Turbine Corp.*	544	702
Celadon Group, Inc.	36	701
PowerSecure International, Inc.*	39	670
Graham Corp.	18	653
Northwest Pipe Co.*	17	642
CAI International, Inc.*	27	636
Argan, Inc.	23	634
CBIZ, Inc.*	69	629
Heidrick & Struggles International, Inc.	31	624
PGT, Inc.*	61	617
Kratos Defense & Security Solutions, Inc.*	80	614
Mistras Group, Inc.*	29	606
Douglas Dynamics, Inc.	36	606
ExOne Co.*	10	605
Orion Marine Group, Inc.*	50	602
Ducommun, Inc.*	20	596
InnerWorkings, Inc.*	76	592
FreightCar America, Inc.	22	586
NN, Inc.	29	586
Builders FirstSource, Inc.*	82	585
Pendrell Corp.*	288	579
NCI Building Systems, Inc.*	33	579
Layne Christensen Co.*	33	564
Sparton Corp.*	20	559
ARC Document Solutions, Inc.*	68	559
Global Power Equipment Group, Inc.	28	548
Dynamic Materials Corp.	25	544
Pacer International, Inc.*	65	537
Titan Machinery, Inc.*	30	535

88 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Ply Gem Holdings, Inc.*	29	$523
Lydall, Inc.*	29	511
Patriot Transportation Holding, Inc.*	12	498
Pike Corp.*	46	486
CDI Corp.	26	482
Quality Distribution, Inc.*	37	475
CECO Environmental Corp.	28	453
Houston Wire & Cable Co.	33	442
Energy Recovery, Inc.*	76	423
Coleman Cable, Inc.	16	420
Vicor Corp.*	31	416
Performant Financial Corp.*	39	402
Casella Waste Systems, Inc. — Class A*	69	400
FuelCell Energy, Inc.*	280	395
Miller Industries, Inc.	21	391
Twin Disc, Inc.	15	388
VSE Corp.	8	384
Courier Corp.	21	380
CRA International, Inc.*	19	376
Schawk, Inc. — Class A	25	372
Preformed Line Products Co.	5	366
Flow International Corp.*	88	356
Ameresco, Inc. — Class A*	36	348
PMFG, Inc.*	38	344
Franklin Covey Co.*	17	338
Cenveo, Inc.*	98	337
Xerium Technologies, Inc.*	20	330
Commercial Vehicle Group, Inc.*	44	320
Hardinge, Inc.	22	318
Manitex International, Inc.*	20	318
YRC Worldwide, Inc.*	18	313
Ampco-Pittsburgh Corp.	16	311
Heritage-Crystal Clean, Inc.*	15	307
Universal Truckload Services, Inc.	10	305
Sterling Construction Company, Inc.*	26	305
LSI Industries, Inc.	35	303
Hurco Companies, Inc.	12	300
International Shipholding Corp.	10	295
Patrick Industries, Inc.*	10	289
Odyssey Marine Exploration, Inc.*	142	287
LMI Aerospace, Inc.*	19	280
Accuride Corp.*	74	276
Tecumseh Products Co. — Class A*	30	272
Erickson Air-Crane, Inc.*	10	208
TRC Companies, Inc.*	29	207
API Technologies Corp.*	60	205
Astronics Corp. — Class B*	4	203
Enphase Energy, Inc.*	29	184
Revolution Lighting Technologies, Inc.*	50	171
Global Brass & Copper Holdings, Inc.	10	166
Acorn Energy, Inc.	38	155
Ultrapetrol Bahamas Ltd.*	39	146
Innovative Solutions & Support, Inc.*	20	146
Stock Building Supply Holdings, Inc.*	8	146
American Superconductor Corp.*	88	144
NL Industries, Inc.	12	134
Intersections, Inc.	17	132
BlueLinx Holdings, Inc.*	59	115
Swisher Hygiene, Inc.*	206	106
Omega Flex, Inc.	5	102
Compx International, Inc.	2	28
Total Industrials		433,304
CONSUMER DISCRETIONARY - 7.8%
Brunswick Corp.	157	7,231
Fifth & Pacific Companies, Inc.*	210	6,736
Sotheby’s	125	6,649
Tenneco, Inc.*	111	6,279
Wolverine World Wide, Inc.	184	6,249
Lumber Liquidators Holdings, Inc.*	50	5,145
Dana Holding Corp.	261	5,121
Vail Resorts, Inc.	66	4,965
Pool Corp.	85	4,942
Live Nation Entertainment, Inc.*	249	4,920
Men’s Wearhouse, Inc.	93	4,751
Cheesecake Factory, Inc.	96	4,634
Office Depot, Inc.*	860	4,550
Sinclair Broadcast Group, Inc. — Class A	124	4,430
Buffalo Wild Wings, Inc.*	30	4,416
Iconix Brand Group, Inc.*	105	4,169
Jack in the Box, Inc.*	81	4,052
HSN, Inc.	62	3,863
Steven Madden Ltd.*	105	3,842
Pier 1 Imports, Inc.	165	3,808
Life Time Fitness, Inc.*	79	3,713
Ryland Group, Inc.	84	3,646
New York Times Co. — Class A	228	3,618
Penske Automotive Group, Inc.	75	3,537
Cracker Barrel Old Country Store, Inc.	32	3,522
Outerwall, Inc.*	52	3,498
Shutterfly, Inc.*	68	3,464
Meredith Corp.	66	3,419
Grand Canyon Education, Inc.*	76	3,313
Meritage Homes Corp.*	68	3,263
Rent-A-Center, Inc. — Class A	97	3,235
Genesco, Inc.*	44	3,215
ANN, Inc.*	87	3,181
Texas Roadhouse, Inc. — Class A	114	3,169
Hibbett Sports, Inc.*	47	3,159
Nexstar Broadcasting Group, Inc. —
Class A	54	3,009
Monro Muffler Brake, Inc.	53	2,987
Hillenbrand, Inc.	100	2,942
Helen of Troy Ltd.*	59	2,921
La-Z-Boy, Inc.	94	2,913
Express, Inc.*	156	2,913
Jos. A. Bank Clothiers, Inc.*	52	2,846
Conn’s, Inc.*	36	2,836
Cooper Tire & Rubber Co.	117	2,813
Marriott Vacations Worldwide Corp.*	53	2,796
Asbury Automotive Group, Inc.*	52	2,794
Pinnacle Entertainment, Inc.*	107	2,781
KB Home	152	2,779
Papa John’s International, Inc.	60	2,724
Group 1 Automotive, Inc.	38	2,699

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 89

SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Vitamin Shoppe, Inc.*	51	$2,653
Orient-Express Hotels Ltd. — Class A*	175	2,644
Five Below, Inc.*	60	2,592
Bob Evans Farms, Inc.	51	2,580
Crocs, Inc.*	162	2,579
Sturm Ruger & Company, Inc.	35	2,558
American Axle & Manufacturing
Holdings, Inc.*	124	2,536
Finish Line, Inc. — Class A	90	2,535
Dorman Products, Inc.*	45	2,523
Buckle, Inc.	48	2,523
DineEquity, Inc.	30	2,507
Lithia Motors, Inc. — Class A	36	2,499
Valassis Communications, Inc.	72	2,466
Children’s Place Retail Stores, Inc.*	43	2,450
Bloomin’ Brands, Inc.*	102	2,449
Standard Pacific Corp.*	265	2,398
Skechers U.S.A., Inc. — Class A*	71	2,352
MDC Holdings, Inc.	72	2,321
Krispy Kreme Doughnuts, Inc.*	118	2,276
Interval Leisure Group, Inc.	73	2,256
Churchill Downs, Inc.	25	2,241
Ascent Capital Group, Inc. — Class A*	26	2,225
Brown Shoe Company, Inc.	79	2,223
Select Comfort Corp.*	102	2,151
Matthews International Corp. — Class A	50	2,131
National CineMedia, Inc.	105	2,096
Sonic Corp.*	103	2,080
G-III Apparel Group Ltd.*	28	2,066
Jones Group, Inc.	138	2,064
Quiksilver, Inc.*	234	2,052
Drew Industries, Inc.	40	2,048
Restoration Hardware Holdings, Inc.*	30	2,019
Oxford Industries, Inc.	25	2,017
Fiesta Restaurant Group, Inc.*	38	1,985
Tumi Holdings, Inc.*	88	1,984
Columbia Sportswear Co.	24	1,890
Loral Space & Communications, Inc.*	23	1,863
International Speedway Corp. — Class A	51	1,810
LifeLock, Inc.*	110	1,805
iRobot Corp.*	51	1,773
Red Robin Gourmet Burgers, Inc.*	24	1,765
Sonic Automotive, Inc. — Class A	72	1,763
MDC Partners, Inc. — Class A	65	1,658
AFC Enterprises, Inc.*	43	1,656
Multimedia Games Holding
Company, Inc.*	51	1,599
Core-Mark Holding Company, Inc.	21	1,595
Cato Corp. — Class A	50	1,590
Scholastic Corp.	46	1,564
Gentherm, Inc.*	57	1,528
Scientific Games Corp. — Class A*	88	1,490
Caesars Entertainment Corp.*	68	1,465
Winnebago Industries, Inc.*	52	1,427
Francesca’s Holdings Corp.*	77	1,418
CEC Entertainment, Inc.	32	1,417
Boyd Gaming Corp.*	123	1,385
Arctic Cat, Inc.	24	1,368
Gray Television, Inc.*	90	1,339
BJ’s Restaurants, Inc.*	43	1,336
Hovnanian Enterprises, Inc. — Class A*	201	1,331
Capella Education Co.	20	1,328
Steiner Leisure Ltd.*	27	1,328
Smith & Wesson Holding Corp.*	98	1,322
Movado Group, Inc.	30	1,320
ITT Educational Services, Inc.*	39	1,310
Ethan Allen Interiors, Inc.	43	1,308
American Public Education, Inc.*	30	1,304
Standard Motor Products, Inc.	35	1,288
Regis Corp.	88	1,277
Fred’s, Inc. — Class A	68	1,259
Stage Stores, Inc.	56	1,244
EW Scripps Co. — Class A*	57	1,238
Aeropostale, Inc.*	135	1,227
Cumulus Media, Inc. — Class A*	156	1,206
Chuy’s Holdings, Inc.*	33	1,189
Tuesday Morning Corp.*	74	1,181
Pep Boys-Manny Moe & Jack*	97	1,178
Denny’s Corp.*	159	1,143
Carmike Cinemas, Inc.*	41	1,141
M/I Homes, Inc.*	44	1,120
Modine Manufacturing Co.*	87	1,115
Blue Nile, Inc.*	23	1,083
Callaway Golf Co.	128	1,079
Beazer Homes USA, Inc.*	43	1,050
K12, Inc.*	48	1,044
Haverty Furniture Companies, Inc.	33	1,033
Barnes & Noble, Inc.*	69	1,032
Biglari Holdings, Inc.*	2	1,013
Mattress Firm Holding Corp.*	23	990
Zumiez, Inc.*	37	962
Zale Corp.*	60	946
Ruth’s Hospitality Group, Inc.	66	938
FTD Companies, Inc.*	28	912
Cavco Industries, Inc.*	13	893
Vera Bradley, Inc.*	37	889
LeapFrog Enterprises, Inc. — Class A*	112	889
Universal Electronics, Inc.*	23	876
Superior Industries International, Inc.	42	866
NutriSystem, Inc.	50	822
World Wrestling Entertainment, Inc. —
Class A	48	796
Ruby Tuesday, Inc.*	111	769
Shoe Carnival, Inc.	26	754
Destination Maternity Corp.	25	747
Libbey, Inc.*	35	734
Bright Horizons Family Solutions, Inc.*	20	735
Rentrak Corp.*	19	720
Unifi, Inc.*	26	708
Journal Communications, Inc. — Class A*	76	708
Strayer Education, Inc.	20	689
Media General, Inc. — Class A*	30	678
Overstock.com, Inc.*	21	647
Stoneridge, Inc.*	50	638

90 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

America’s Car-Mart, Inc.*	15	$633
Stein Mart, Inc.	47	632
Federal-Mogul Corp.*	32	630
Town Sports International Holdings, Inc.	42	620
Harte-Hanks, Inc.	79	618
Entravision Communications Corp. —
Class A	101	615
MarineMax, Inc.*	37	595
Kirkland’s, Inc.*	25	592
PetMed Express, Inc.	35	582
TRI Pointe Homes, Inc.*	29	578
Career Education Corp.*	101	576
Digital Generation, Inc.*	45	574
NACCO Industries, Inc. — Class A	9	560
Big 5 Sporting Goods Corp.	28	555
Bravo Brio Restaurant Group, Inc.*	34	553
Bridgepoint Education, Inc.*	31	549
Carriage Services, Inc. — Class A	28	547
Tile Shop Holdings, Inc.*	30	542
VOXX International Corp. — Class A*	32	534
Central European Media Enterprises Ltd. —
Class A*	138	530
Universal Technical Institute, Inc.	37	515
Christopher & Banks Corp.*	60	512
Destination XL Group, Inc.*	77	506
Nautilus, Inc.*	59	497
ValueVision Media, Inc. — Class A*	69	482
Black Diamond, Inc.*	36	480
Del Frisco’s Restaurant Group, Inc.*	20	471
Mac-Gray Corp.	22	467
Remy International, Inc.	20	466
CSS Industries, Inc.	16	459
Saga Communications, Inc. — Class A	9	453
RadioShack Corp.*	174	452
Diamond Resorts International, Inc.*	24	443
William Lyon Homes — Class A*	20	443
West Marine, Inc.*	31	441
Education Management Corp.*	43	434
Entercom Communications Corp. —
Class A*	41	431
Marcus Corp.	32	430
Wet Seal, Inc. — Class A*	154	420
Speedway Motorsports, Inc.	21	417
Morgans Hotel Group Co.*	51	415
Spartan Motors, Inc.	61	409
Bon-Ton Stores, Inc.	25	407
Costa, Inc.*	18	391
Citi Trends, Inc.*	23	391
McClatchy Co. — Class A*	112	381
RetailMeNot, Inc.*	13	374
Winmark Corp.	4	370
Daily Journal Corp.*	2	370
Perry Ellis International, Inc.*	23	363
Fuel Systems Solutions, Inc.*	26	361
Jamba, Inc.*	29	360
Weyco Group, Inc.	12	353
RG Barry Corp.	18	347
bebe stores, Inc.	64	340
hhgregg, Inc.*	24	335
Hooker Furniture Corp.	20	334
Isle of Capri Casinos, Inc.*	36	324
Monarch Casino & Resort, Inc.*	16	321
Culp, Inc.	15	307
Bassett Furniture Industries, Inc.	20	306
Lifetime Brands, Inc.	19	299
Noodles & Co.*	8	287
Global Sources Ltd.*	35	285
Orbitz Worldwide, Inc.*	39	280
Luby’s, Inc.*	36	278
Carrols Restaurant Group, Inc.*	42	278
Flexsteel Industries, Inc.	9	277
Pacific Sunwear of California, Inc.*	80	267
Sears Hometown and Outlet Stores, Inc.*	10	255
Corinthian Colleges, Inc.*	143	255
Nathan’s Famous, Inc.*	5	252
Zagg, Inc.*	56	244
JTH Holding, Inc. — Class A*	10	243
Johnson Outdoors, Inc. — Class A	9	243
ReachLocal, Inc.*	19	241
1-800-Flowers.com, Inc. — Class A*	44	238
Vitacost.com, Inc.*	41	237
JAKKS Pacific, Inc.	35	236
Tower International, Inc.*	11	235
Fox Factory Holding Corp.*	13	229
Crown Media Holdings, Inc. — Class A*	64	226
Systemax, Inc.*	20	225
Reading International, Inc. — Class A*	30	225
AH Belo Corp. — Class A	30	224
Shiloh Industries, Inc.*	11	215
New York & Company, Inc.*	48	210
Skullcandy, Inc.*	29	209
Tilly’s, Inc. — Class A*	18	206
Lincoln Educational Services Corp.	41	204
Dex Media, Inc.*	30	203
Martha Stewart Living Omnimedia, Inc. —
Class A*	48	202
Marine Products Corp.	19	191
Blyth, Inc.	17	185
Einstein Noah Restaurant Group, Inc.	12	174
EveryWare Global, Inc.*	20	166
Salem Communications Corp. — Class A	19	165
Ignite Restaurant Group, Inc.*	13	163
WCI Communities, Inc.*	8	153
UCP, Inc. — Class A*	10	146
American Apparel, Inc.*	100	123
Gordmans Stores, Inc.	16	123
Hemisphere Media Group, Inc.*	10	119
Body Central Corp.*	29	114
Diversified Restaurant Holdings, Inc.*	20	95
Trans World Entertainment Corp.*	20	88
Beasley Broadcasting Group, Inc. —
Class A	8	70
Total Consumer Discretionary		404,013

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 91

SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

HEALTH CARE - 7.4%
athenahealth, Inc.*	68	$9,147
Isis Pharmaceuticals, Inc.*	197	7,847
Align Technology, Inc.*	133	7,601
Alnylam Pharmaceuticals, Inc.*	100	6,432
West Pharmaceutical Services, Inc.	124	6,083
ViroPharma, Inc.*	120	5,983
WellCare Health Plans, Inc.*	80	5,634
Centene Corp.*	95	5,600
Medidata Solutions, Inc.*	92	5,572
Cepheid, Inc.*	118	5,512
NPS Pharmaceuticals, Inc.*	181	5,495
Team Health Holdings, Inc.*	120	5,466
Questcor Pharmaceuticals, Inc.	96	5,227
STERIS Corp.	108	5,189
HealthSouth Corp.	151	5,032
PAREXEL International Corp.*	105	4,744
DexCom, Inc.*	126	4,462
Medicines Co.*	111	4,287
Owens & Minor, Inc.	117	4,278
Air Methods Corp.*	72	4,200
MWI Veterinary Supply, Inc.*	24	4,094
Puma Biotechnology, Inc.*	39	4,038
Haemonetics Corp.*	94	3,960
Aegerion Pharmaceuticals, Inc.*	52	3,690
Insulet Corp.*	99	3,673
Thoratec Corp.*	100	3,660
Celldex Therapeutics, Inc.*	143	3,462
HMS Holdings Corp.*	152	3,455
Prestige Brands Holdings, Inc.*	94	3,365
Santarus, Inc.*	101	3,228
Cyberonics, Inc.*	48	3,144
Impax Laboratories, Inc.*	125	3,143
Neogen Corp.*	66	3,016
ACADIA Pharmaceuticals, Inc.*	120	2,999
Magellan Health Services, Inc.*	50	2,996
Acadia Healthcare Company, Inc.*	60	2,841
Opko Health, Inc.*	333	2,811
Pacira Pharmaceuticals, Inc.*	48	2,760
HeartWare International, Inc.*	29	2,725
Amsurg Corp. — Class A*	58	2,664
Akorn, Inc.*	107	2,635
Masimo Corp.*	90	2,631
NuVasive, Inc.*	80	2,586
Chemed Corp.	33	2,528
Hanger, Inc.*	63	2,478
Halozyme Therapeutics, Inc.*	154	2,308
Nektar Therapeutics*	203	2,304
Arena Pharmaceuticals, Inc.*	391	2,287
Wright Medical Group, Inc.*	74	2,273
ImmunoGen, Inc.*	154	2,259
MedAssets, Inc.*	111	2,201
InterMune, Inc.*	149	2,195
Acorda Therapeutics, Inc.*	75	2,190
Volcano Corp.*	100	2,185
PDL BioPharma, Inc.	255	2,152
Cantel Medical Corp.	62	2,102
CONMED Corp.	48	2,040
Analogic Corp.	23	2,037
Globus Medical, Inc. — Class A*	100	2,018
Exelixis, Inc.*	329	2,017
Meridian Bioscience, Inc.	75	1,990
Ironwood Pharmaceuticals, Inc. —
Class A*	170	1,974
Kindred Healthcare, Inc.	99	1,954
Endologix, Inc.*	112	1,953
Keryx Biopharmaceuticals, Inc.*	150	1,943
Synageva BioPharma Corp.*	30	1,942
Greatbatch, Inc.*	43	1,902
ABIOMED, Inc.*	71	1,899
Auxilium Pharmaceuticals, Inc.*	91	1,887
Spectranetics Corp.*	75	1,875
ArthroCare Corp.*	46	1,851
Molina Healthcare, Inc.*	52	1,807
Fluidigm Corp.*	47	1,801
IPC The Hospitalist Company, Inc.*	28	1,663
Novavax, Inc.*	324	1,659
Vivus, Inc.*,1	182	1,653
Dyax Corp.*	217	1,634
Ligand Pharmaceuticals, Inc. — Class B*	31	1,631
Quidel Corp.*	52	1,606
ExamWorks Group, Inc.*	53	1,583
Omnicell, Inc.*	62	1,583
Integra LifeSciences Holdings Corp.*	33	1,574
Quality Systems, Inc.	74	1,558
ICU Medical, Inc.*	24	1,529
Momenta Pharmaceuticals, Inc.*	86	1,520
Ensign Group, Inc.	34	1,505
Abaxis, Inc.*	37	1,481
Emeritus Corp.*	67	1,449
Clovis Oncology, Inc.*	24	1,446
Exact Sciences Corp.*	123	1,438
Sangamo Biosciences, Inc.*	103	1,431
MannKind Corp.*	268	1,396
Raptor Pharmaceutical Corp.*	107	1,393
Invacare Corp.	58	1,346
Luminex Corp.*	69	1,339
MiMedx Group, Inc.*	150	1,311
Cardiovascular Systems, Inc.*	38	1,303
Capital Senior Living Corp.*	53	1,271
Infinity Pharmaceuticals, Inc.*	90	1,243
Natus Medical, Inc.*	55	1,238
Computer Programs & Systems, Inc.	20	1,236
Merit Medical Systems, Inc.*	78	1,228
Sarepta Therapeutics, Inc.*	60	1,222
Accuray, Inc.*	136	1,185
HealthStream, Inc.*	36	1,180
PharMerica Corp.*	54	1,161
Neurocrine Biosciences, Inc.*	123	1,149
AMN Healthcare Services, Inc.*	78	1,147
Bio-Reference Labs, Inc.*	44	1,124
Affymetrix, Inc.*	129	1,106
Staar Surgical Co.*	68	1,101
Geron Corp.*	230	1,090
Emergent Biosolutions, Inc.*	47	1,081
NxStage Medical, Inc.*	108	1,080

92 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

National Healthcare Corp.	20	$1,078
Depomed, Inc.*	101	1,069
Idenix Pharmaceuticals, Inc.*	174	1,041
Cadence Pharmaceuticals, Inc.*	114	1,032
Corvel Corp.*	22	1,027
Array BioPharma, Inc.*	205	1,027
Insmed, Inc.*	59	1,004
Select Medical Holdings Corp.	86	998
Accretive Health, Inc.*	107	980
Healthways, Inc.*	63	967
Cambrex Corp.*	54	963
Tornier N.V.*	51	958
Spectrum Pharmaceuticals, Inc.*	108	956
Orexigen Therapeutics, Inc.*	169	951
Landauer, Inc.	18	947
Lannett Company, Inc.*	28	927
AMAG Pharmaceuticals, Inc.*	38	922
Merrimack Pharmaceuticals, Inc.*	172	918
Hi-Tech Pharmacal Company, Inc.*	21	911
Cynosure, Inc. — Class A*	34	907
Antares Pharma, Inc.*	201	900
Galena Biopharma, Inc.*	178	883
AVANIR Pharmaceuticals, Inc. — Class A*	262	880
Genomic Health, Inc.*	30	878
Dendreon Corp.*	284	849
XOMA Corp.*	125	841
Anika Therapeutics, Inc.*	22	840
Cerus Corp.*	129	832
Triple-S Management Corp. — Class B*	42	816
Repros Therapeutics, Inc.*	44	805
Amedisys, Inc.*	55	805
Synergy Pharmaceuticals, Inc.*	140	788
GenMark Diagnostics, Inc.*	59	785
TherapeuticsMD, Inc.*	150	782
Orthofix International N.V.*	34	776
US Physical Therapy, Inc.	22	776
Unilife Corp.*,1	176	774
Rockwell Medical, Inc.*	74	773
Vanda Pharmaceuticals, Inc.*	62	769
BioScrip, Inc.*	103	762
Sagent Pharmaceuticals, Inc.*	30	761
AngioDynamics, Inc.*	44	756
KYTHERA Biopharmaceuticals, Inc.*	20	745
Lexicon Pharmaceuticals, Inc.*	404	727
Repligen Corp.*	53	723
Gentiva Health Services, Inc.*	58	720
Symmetry Medical, Inc.*	69	696
Vascular Solutions, Inc.*	30	695
Horizon Pharma, Inc.*	91	693
Anacor Pharmaceuticals, Inc.*	41	688
Intercept Pharmaceuticals, Inc.*	10	683
OraSure Technologies, Inc.*	102	642
Dynavax Technologies Corp.*	325	637
SurModics, Inc.*	26	634
Omeros Corp.*	56	632
Immunomedics, Inc.*	135	621
AtriCure, Inc.*	32	598
Achillion Pharmaceuticals, Inc.*	174	578
Vocera Communications, Inc.*	37	578
Endocyte, Inc.*	54	577
NewLink Genetics Corp.*	26	572
Zeltiq Aesthetics, Inc.*	30	567
Progenics Pharmaceuticals, Inc.*	106	565
TESARO, Inc.*	20	565
CryoLife, Inc.	48	532
Prothena Corporation plc*	20	530
LHC Group, Inc.*	22	529
Chelsea Therapeutics International Ltd.*	119	527
ZIOPHARM Oncology, Inc.*	121	525
Universal American Corp.	71	518
Providence Service Corp.*	20	514
Furiex Pharmaceuticals, Inc.*	12	504
SciClone Pharmaceuticals, Inc.*	99	499
Cross Country Healthcare, Inc.*	49	489
Almost Family, Inc.*	15	485
Sequenom, Inc.*	202	473
TearLab Corp.*	50	467
Portola Pharmaceuticals, Inc.*	18	464
Pacific Biosciences of California, Inc.*	88	460
XenoPort, Inc.*	80	460
AcelRx Pharmaceuticals, Inc.*	40	452
Zogenix, Inc.*	130	447
Rigel Pharmaceuticals, Inc.*	156	445
Navidea Biopharmaceuticals, Inc.*	213	441
Five Star Quality Care, Inc.*	79	434
Intrexon Corp.*	18	428
Osiris Therapeutics, Inc.*	26	418
Curis, Inc.*	148	417
Exactech, Inc.*	17	404
Albany Molecular Research, Inc.*	40	403
Threshold Pharmaceuticals, Inc.*	85	397
Synta Pharmaceuticals Corp.*	74	388
Insys Therapeutics, Inc.*	10	387
Pozen, Inc.	48	386
Cell Therapeutics, Inc.*	200	384
Chindex International, Inc.*	22	383
Ampio Pharmaceuticals, Inc.*	53	378
Peregrine Pharmaceuticals, Inc.*	269	374
Solta Medical, Inc.*	126	372
Verastem, Inc.*	32	365
RTI Surgical, Inc.*	103	365
Cempra, Inc.*	29	359
Stemline Therapeutics, Inc.*	18	353
Utah Medical Products, Inc.	6	343
PhotoMedex, Inc.*	26	337
Cytokinetics, Inc.*	49	319
BioDelivery Sciences International, Inc.*	52	306
Corcept Therapeutics, Inc.*	95	306
Atrion Corp.	1	296
Cytori Therapeutics, Inc.*	115	296
Cutera, Inc.*	29	295
Receptos, Inc.*	10	290
Sunesis Pharmaceuticals, Inc.*	60	284
National Research Corp. — Class A*	15	282
Merge Healthcare, Inc.*	120	278
Enanta Pharmaceuticals, Inc.*	10	273

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 93

SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Tetraphase Pharmaceuticals, Inc.*	20	$270
Durata Therapeutics, Inc.*	20	256
PTC Therapeutics, Inc.*	15	255
Alliance HealthCare Services, Inc.*	10	247
Accelerate Diagnostics, Inc.*	20	244
ChemoCentryx, Inc.*	42	243
Medical Action Industries, Inc.*	28	240
Biotime, Inc.*	66	238
OncoMed Pharmaceuticals, Inc.*	8	236
Arqule, Inc.*	108	232
Nanosphere, Inc.*	99	227
OncoGenex Pharmaceutical, Inc.*	27	225
Addus HomeCare Corp.*	10	225
SIGA Technologies, Inc.*	67	219
Supernus Pharmaceuticals, Inc.*	29	219
NeoGenomics, Inc.*	60	217
Alphatec Holdings, Inc.*	108	217
Derma Sciences, Inc.*	20	216
Sucampo Pharmaceuticals, Inc. —
Class A*	23	216
Harvard Bioscience, Inc.*	46	216
Epizyme, Inc.*	10	208
Targacept, Inc.*	50	208
Hyperion Therapeutics, Inc.*	10	202
Agios Pharmaceuticals, Inc.*	8	192
Aratana Therapeutics, Inc.*	10	191
Biolase, Inc.*	61	173
Skilled Healthcare Group, Inc. — Class A*	36	173
Bluebird Bio, Inc.*	8	168
AVEO Pharmaceuticals, Inc.*	91	167
Vical, Inc.*	140	165
OvaScience, Inc.*	18	165
Fibrocell Science, Inc.*	39	158
Cornerstone Therapeutics, Inc.*	16	152
Chimerix, Inc.*	10	151
Alimera Sciences, Inc.*	30	141
Amicus Therapeutics, Inc.*	55	129
MEI Pharma, Inc.*	16	128
Coronado Biosciences, Inc.*	47	124
Regulus Therapeutics, Inc.*	16	118
Cellular Dynamics International, Inc.*	7	116
TG Therapeutics, Inc.*	28	109
Esperion Therapeutics, Inc.*	7	96
KaloBios Pharmaceuticals, Inc.*	18	80
Enzon Pharmaceuticals, Inc.	68	79
GTx, Inc.*	47	78
Pernix Therapeutics Holdings*	29	73
Onconova Therapeutics, Inc.*	6	69
Harvard Apparatus Regenerative
Technology, Inc.*	9	43
Conatus Pharmaceuticals, Inc.*	6	39
Total Health Care		386,756
ENERGY - 3.1%
Rosetta Resources, Inc.*	110	5,285
Kodiak Oil & Gas Corp.*	469	5,258
Bristow Group, Inc.	67	5,030
SemGroup Corp. — Class A	77	5,024
Targa Resources Corp.	53	4,672
Helix Energy Solutions Group, Inc.*	185	4,288
Western Refining, Inc.	99	4,198
Energy XXI Bermuda Ltd.	146	3,951
Scorpio Tankers, Inc.	325	3,832
SEACOR Holdings, Inc.*	40	3,648
Exterran Holdings, Inc.*	105	3,591
CARBO Ceramics, Inc.	30	3,496
Carrizo Oil & Gas, Inc.*	74	3,313
PDC Energy, Inc.*	62	3,300
Hornbeck Offshore Services, Inc.*	65	3,200
Stone Energy Corp.*	92	3,182
Crosstex Energy, Inc.	81	2,929
Alpha Natural Resources, Inc.*	390	2,785
Bill Barrett Corp.*	89	2,383
Gulfmark Offshore, Inc. — Class A	48	2,262
Bonanza Creek Energy, Inc.*	52	2,260
Magnum Hunter Resources Corp.*	303	2,215
Delek US Holdings, Inc.	63	2,168
Key Energy Services, Inc.*	268	2,117
Geospace Technologies Corp.*	22	2,086
Cloud Peak Energy, Inc.*	110	1,980
Forum Energy Technologies, Inc.*	70	1,978
Matador Resources Co.*	103	1,920
C&J Energy Services, Inc.*	82	1,894
Hercules Offshore, Inc.*	284	1,855
Newpark Resources, Inc.*	149	1,831
TETRA Technologies, Inc.*	142	1,755
Northern Oil and Gas, Inc.*	113	1,703
Parker Drilling Co.*	209	1,699
Arch Coal, Inc.	381	1,695
Ship Finance International Ltd.	103	1,687
Rex Energy Corp.*	82	1,616
Comstock Resources, Inc.	88	1,610
Clean Energy Fuels Corp.*	124	1,597
Halcon Resources Corp.*	413	1,594
Diamondback Energy, Inc.*	30	1,586
Sanchez Energy Corp.*	62	1,520
EPL Oil & Gas, Inc.*	51	1,454
EXCO Resources, Inc.	240	1,274
Era Group, Inc.*	40	1,234
Contango Oil & Gas Co.*	26	1,229
Nordic American Tankers Ltd.	120	1,164
Approach Resources, Inc.*	60	1,157
Resolute Energy Corp.*	121	1,093
Tesco Corp.*	55	1,088
Matrix Service Co.*	44	1,077
RigNet, Inc.*	22	1,054
Swift Energy Co.*	78	1,053
W&T Offshore, Inc.	64	1,024
Triangle Petroleum Corp.*	120	998
PHI, Inc.*	23	998
Penn Virginia Corp.*	99	934
Solazyme, Inc.*	85	926
Goodrich Petroleum Corp.*	54	919
Green Plains Renewable Energy, Inc.	47	911
Clayton Williams Energy, Inc.*	11	901
Pioneer Energy Services Corp.*	111	889

94 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Synergy Resources Corp.*	95	$880
GasLog Ltd.	50	855
Basic Energy Services, Inc.*	54	852
ION Geophysical Corp.*	235	776
Emerald Oil, Inc.*	100	766
Forest Oil Corp.*	210	758
Vaalco Energy, Inc.*	106	730
Rentech, Inc.*	406	711
Willbros Group, Inc.*	74	697
Quicksilver Resources, Inc.*	224	688
Athlon Energy, Inc.*	22	666
Gastar Exploration, Inc.*	96	664
Vantage Drilling Co.*	355	653
Alon USA Energy, Inc.	39	645
Natural Gas Services Group, Inc.*	23	634
Gulf Island Fabrication, Inc.	27	627
Dawson Geophysical Co.*	15	507
Abraxas Petroleum Corp.*	151	495
Knightsbridge Tankers Ltd.	52	478
Callon Petroleum Co.*	73	477
PetroQuest Energy, Inc.*	104	449
Teekay Tankers Ltd. — Class A	114	448
REX American Resources Corp.*	10	447
Endeavour International Corp.*	83	436
Panhandle Oil and Gas, Inc. — Class A	13	434
Mitcham Industries, Inc.*	24	425
Westmoreland Coal Co.*	22	424
Renewable Energy Group, Inc.*	36	413
Warren Resources, Inc.*	131	411
Midstates Petroleum Company, Inc.*	62	410
Miller Energy Resources, Inc.*	56	394
BPZ Resources, Inc.*	210	382
FX Energy, Inc.*	98	359
Nuverra Environmental Solutions, Inc.*	21	354
Bolt Technology Corp.	16	352
Frontline Ltd.*	93	348
Evolution Petroleum Corp.	28	346
Cal Dive International, Inc.*	171	344
Equal Energy Ltd.	60	320
Ur-Energy, Inc.*	219	302
Uranium Energy Corp.*	148	296
Adams Resources & Energy, Inc.	4	274
Apco Oil and Gas International, Inc.*	17	265
Isramco, Inc.*	2	254
Amyris, Inc.*	47	249
Jones Energy, Inc. — Class A*	15	217
TGC Industries, Inc.	26	190
KiOR, Inc. — Class A*	75	126
Hallador Energy Co.	14	113
L&L Energy, Inc.*,††	40	67
Global Geophysical Services, Inc.*	39	63
ZaZa Energy Corp.*	64	61
Total Energy		160,902
MATERIALS - 2.8%
PolyOne Corp.	173	6,115
Axiall Corp.	124	5,883
Chemtura Corp.*	171	4,774
HB Fuller Co.	90	4,684
Louisiana-Pacific Corp.*	247	4,571
Sensient Technologies Corp.	92	4,464
Commercial Metals Co.	210	4,268
Olin Corp.	146	4,211
KapStone Paper and Packaging Corp.*	75	4,189
Worthington Industries, Inc.	96	4,040
Minerals Technologies, Inc.	63	3,784
Graphic Packaging Holding Co.*	373	3,581
Balchem Corp.	55	3,229
Schweitzer-Mauduit International, Inc.	57	2,934
SunCoke Energy, Inc.*	127	2,897
Texas Industries, Inc.*	38	2,613
Stillwater Mining Co.*	207	2,555
Berry Plastics Group, Inc.*	99	2,355
Kaiser Aluminum Corp.	33	2,318
Stepan Co.	34	2,231
PH Glatfelter Co.	76	2,101
Clearwater Paper Corp.*	40	2,100
OM Group, Inc.*	56	2,039
Calgon Carbon Corp.*	99	2,036
Resolute Forest Products, Inc.*	127	2,035
Globe Specialty Metals, Inc.	110	1,981
AK Steel Holding Corp.*	240	1,968
Innospec, Inc.	42	1,941
Coeur Mining, Inc.*	177	1,920
RTI International Metals, Inc.*	56	1,916
A. Schulman, Inc.	54	1,904
Quaker Chemical Corp.	24	1,850
Hecla Mining Co.	594	1,830
Walter Energy, Inc.	109	1,813
Innophos Holdings, Inc.	36	1,750
Flotek Industries, Inc.*	86	1,726
Ferro Corp.*	133	1,706
Koppers Holdings, Inc.	37	1,693
Intrepid Potash, Inc.*	100	1,584
AMCOL International Corp.	46	1,563
Molycorp, Inc.*	257	1,444
Deltic Timber Corp.	21	1,427
Schnitzer Steel Industries, Inc. — Class A	42	1,372
LSB Industries, Inc.*	33	1,354
Kraton Performance Polymers, Inc.*	58	1,337
Headwaters, Inc.*	133	1,302
Horsehead Holding Corp.*	80	1,297
Haynes International, Inc.	23	1,271
Tredegar Corp.	42	1,210
Neenah Paper, Inc.	28	1,198
US Silica Holdings, Inc.	35	1,194
American Vanguard Corp.	49	1,190
Materion Corp.	37	1,141
Myers Industries, Inc.	52	1,098
Wausau Paper Corp.	86	1,090
Advanced Emissions Solutions, Inc.*	19	1,030
Century Aluminum Co.*	94	983
Zoltek Companies, Inc.*	50	838
OMNOVA Solutions, Inc.*	84	765
Zep, Inc.	42	763
Allied Nevada Gold Corp.*	190	674

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 95

SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Hawkins, Inc.	17	$632
FutureFuel Corp.	40	632
Boise Cascade Co.*	20	590
Taminco Corp.*	29	586
Landec Corp.*	46	558
Olympic Steel, Inc.	17	493
Universal Stainless & Alloy Products, Inc.*	13	469
US Concrete, Inc.*	20	453
AM Castle & Co.*	30	443
Arabian American Development Co.*	35	439
Chase Corp.	12	424
AEP Industries, Inc.*	8	423
American Pacific Corp.*	10	373
KMG Chemicals, Inc.	15	253
UFP Technologies, Inc.*	10	252
Gold Resource Corp.	55	249
United States Lime & Minerals, Inc.*	4	245
Handy & Harman Ltd.*	10	242
Paramount Gold and Silver Corp.*	245	228
Penford Corp.*	16	206
Noranda Aluminum Holding Corp.	62	204
Midway Gold Corp.*	196	159
General Moly, Inc.*	105	141
Marrone Bio Innovations, Inc.*	6	107
GSE Holding, Inc.*	15	31
Total Materials		145,962
CONSUMER STAPLES - 2.1%
United Natural Foods, Inc.*	91	6,861
Rite Aid Corp.*	1,306	6,608
Hain Celestial Group, Inc.*	69	6,264
Casey’s General Stores, Inc.	71	4,988
TreeHouse Foods, Inc.*	67	4,618
Darling International, Inc.*	208	4,343
Harris Teeter Supermarkets, Inc.	87	4,293
PriceSmart, Inc.	32	3,697
Boston Beer Company, Inc. — Class A*	15	3,627
B&G Foods, Inc. — Class A	96	3,255
Andersons, Inc.	34	3,032
Post Holdings, Inc.*	59	2,907
Sanderson Farms, Inc.	40	2,893
Spectrum Brands Holdings, Inc.	40	2,821
Lancaster Colony Corp.	32	2,821
SUPERVALU, Inc.*	364	2,654
Snyders-Lance, Inc.	88	2,527
J&J Snack Foods Corp.	27	2,392
Universal Corp.	41	2,239
Susser Holdings Corp.*	33	2,161
WD-40 Co.	28	2,091
Fresh Del Monte Produce, Inc.	70	1,981
Pilgrim’s Pride Corp.*	112	1,820
Vector Group Ltd.	111	1,817
Boulder Brands, Inc.*	109	1,729
Elizabeth Arden, Inc.*	47	1,667
Cal-Maine Foods, Inc.	27	1,626
Spartan Stores, Inc.	65	1,568
Tootsie Roll Industries, Inc.	35	1,139
Weis Markets, Inc.	20	1,051
Chefs’ Warehouse, Inc.*	33	962
Chiquita Brands International, Inc.*	81	948
Inter Parfums, Inc.	26	932
Diamond Foods, Inc.*	36	930
Annie’s, Inc.*	20	861
USANA Health Sciences, Inc.*	11	831
Harbinger Group, Inc.*	61	723
Pantry, Inc.*	43	722
Calavo Growers, Inc.	23	696
Coca-Cola Bottling Company Consolidated	9	659
Medifast, Inc.*	25	653
Ingles Markets, Inc. — Class A	23	623
Natural Grocers by Vitamin Cottage, Inc.*	13	552
Fairway Group Holdings Corp.*	29	525
Revlon, Inc. — Class A*	21	524
Central Garden and Pet Co. — Class A*	74	500
Alliance One International, Inc.*	158	482
Seneca Foods Corp. — Class A*	15	478
Roundy’s, Inc.	47	463
Omega Protein Corp.*	37	455
Limoneira Co.	17	452
Nutraceutical International Corp.*	16	428
National Beverage Corp.*	21	423
Village Super Market, Inc. — Class A	12	372
John B Sanfilippo & Son, Inc.	15	370
Female Health Co.	41	349
Nature’s Sunshine Products, Inc.	20	346
Inventure Foods, Inc.*	26	345
Star Scientific, Inc.*	296	343
Oil-Dri Corporation of America	9	341
Lifevantage Corp.*	200	330
Orchids Paper Products Co.	10	328
Craft Brew Alliance, Inc.*	19	312
Synutra International, Inc.*	32	284
Farmer Bros Co.*	11	256
Alico, Inc.	5	194
Griffin Land & Nurseries, Inc.	5	167
Lifeway Foods, Inc.	8	128
Arden Group, Inc. — Class A	1	127
Total Consumer Staples		110,904
UTILITIES - 1.7%
Cleco Corp.	110	5,129
Southwest Gas Corp.	85	4,753
IDACORP, Inc.	91	4,717
Piedmont Natural Gas Company, Inc.	138	4,576
UNS Energy Corp.	76	4,549
Black Hills Corp.	82	4,306
Portland General Electric Co.	140	4,228
UIL Holdings Corp.	102	3,953
Dynegy, Inc.*	180	3,873
WGL Holdings, Inc.	94	3,766
ALLETE, Inc.	72	3,591
PNM Resources, Inc.	146	3,522
New Jersey Resources Corp.	75	3,468
South Jersey Industries, Inc.	58	3,246
Avista Corp.	110	3,101
NorthWestern Corp.	70	3,032

96 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Laclede Group, Inc.	62	$2,823
El Paso Electric Co.	74	2,598
MGE Energy, Inc.	41	2,374
Northwest Natural Gas Co.	48	2,055
California Water Service Group	88	2,030
Otter Tail Corp.	67	1,961
American States Water Co.	67	1,925
Empire District Electric Co.	78	1,770
NRG Yield, Inc. — Class A	32	1,280
Chesapeake Utilities Corp.	18	1,080
Ormat Technologies, Inc.	31	844
SJW Corp.	28	834
Unitil Corp.	25	762
Atlantic Power Corp.	218	759
Connecticut Water Service, Inc.	17	604
Middlesex Water Co.	27	565
York Water Co.	24	502
Consolidated Water Company Ltd.	27	381
Artesian Resources Corp. — Class A	14	321
Delta Natural Gas Company, Inc.	11	246
Genie Energy Ltd. — Class B*	24	245
Pure Cycle Corp.*	30	190
Total Utilities		89,959
TELECOMMUNICATION SERVICES - 0.4%
Cogent Communications Group, Inc.	84	3,393
Leap Wireless International, Inc.*	98	1,705
Consolidated Communications
Holdings, Inc.	74	1,453
Cincinnati Bell, Inc.*	375	1,335
8x8, Inc.*	127	1,290
Shenandoah Telecommunications Co.	43	1,104
Premiere Global Services, Inc.*	89	1,032
Atlantic Tele-Network, Inc.	17	962
Vonage Holdings Corp.*	275	916
NII Holdings, Inc.*	310	853
inContact, Inc.*	97	758
Iridium Communications, Inc.*	115	720
Inteliquent, Inc.	60	685
General Communication, Inc. — Class A*	58	647
Lumos Networks Corp.	28	588
Hawaiian Telcom Holdco, Inc.*	19	558
NTELOS Holdings Corp.	27	546
USA Mobility, Inc.	37	528
IDT Corp. — Class B	28	500
ORBCOMM, Inc.*	67	425
Fairpoint Communications, Inc.*	37	418
Towerstream Corp.*	121	358
magicJack VocalTec Ltd.*	30	358
Cbeyond, Inc.*	48	331
HickoryTech Corp.	25	321
Boingo Wireless, Inc.*	31	199
Straight Path Communications, Inc. —
Class B*	14	115
Total Telecommunication Services		22,098
Total Common Stocks
(Cost $1,826,917)		2,944,807
WARRANTS†† - 0.0%
Tejon Ranch Co.
$10.50, 08/31/16*,†	4	21
Magnum Hunter Resources Corp.
$8.50, 04/15/16*	25	—
Total Warrants
(Cost $19)		21
RIGHTS†† - 0.0%
Cubist Pharmaceuticals, Inc.
Expires 10/15/15*,†	72	97
EXCO Resources Inc.
Expires 01/09/14*,†	60	10
Omthera Pharmaceuticals, Inc.
Expires 12/31/20*	10	6
Total Rights
(Cost $128)		113

	Face
	Amount
REPURCHASE AGREEMENTS††,2 - 22.3%
Credit Suisse Group
issued 12/31/13 at 0.00%
due 01/02/14[3]	$717,211	717,211
Deutsche Bank
issued 12/31/13 at 0.01%
due 01/02/14	147,002	147,002
HSBC Group
issued 12/31/13 at 0.01%
due 01/02/14	147,002	147,002
Mizuho Financial Group, Inc.
issued 12/31/13 at 0.01%
due 01/02/14	146,337	146,337
Total Repurchase Agreements
(Cost $1,157,552)		1,157,552
SECURITIES LENDING COLLATERAL††,4 - 0.0%
Repurchase Agreements
HSBC Securities, Inc.
issued 12/31/13 at 0.01%
due 01/02/14	771	771
Deutsche Bank Securities, Inc.
issued 12/31/13 at 0.02%
due 01/02/14	114	114
Total Securities Lending Collateral
(Cost $885)		885
Total Investments - 79.0%
(Cost $2,985,501)		$4,103,378
Other Assets & Liabilities, net - 21.0%		1,093,057
Total Net Assets - 100.0%		$5,196,435

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 97

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2013
RUSSELL 2000® 2x STRATEGY FUND

		Unrealized
	Contracts	Gain

EQUITY FUTURES CONTRACTS PURCHASED†
March 2014 Russell 2000 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $580,300)	5	$3,458

	Units
EQUITY INDEX SWAP AGREEMENTS††
Credit Suisse Capital, LLC
January 2014 Russell 2000 Index Swap,
Terminating 01/28/14[5]
(Notional Value $2,892,285)	2,486	$3,557
Barclays Bank plc
January 2014 Russell 2000 Index Swap,
Terminating 01/31/14[5]
(Notional Value $2,926,779)	2,515	2,282
Goldman Sachs International
January 2014 Russell 2000 Index Swap,
Terminating 01/28/14[5]
(Notional Value $1,019,268)	876	1,369
(Total Notional Value
$6,838,332)		$7,208

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2013 — See Note 10.
[2]	Repurchase Agreements — See Note 5.
[3]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2013.
[4]	Securities lending collateral — See Note 10.
[5]	Total Return based on Russell 2000 Index +/- financing at a variable rate.

plc — Public Limited Company

REIT — Real Estate Investment Trust

98 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 2x STRATEGY FUND

STATEMENT OF ASSETS
AND LIABILITIES

December 31, 2013

Assets:
Investments, at value - including $853 of securities loaned
(cost $1,827,064)	$2,944,941
Repurchase agreements, at value
(cost $1,158,437)	1,158,437
Total investments
(cost $2,985,501)	4,103,378
Segregated cash with broker	21,500
Unrealized appreciation on swap agreements	7,208
Receivables:
Fund shares sold	1,069,949
Dividends	3,537
Variation margin	2,000
Securities sold	1,289
Interest and securities lending income	9
Total assets	5,208,870
Liabilities:
Payable for:
Management fees	2,804
Upon return of securities loaned	885
Transfer agent and administrative fees	779
Investor service fees	779
Portfolio accounting fees	311
Fund shares redeemed	166
Miscellaneous	6,711
Total liabilities	12,435
Net assets	$5,196,435
Net assets consist of:
Paid in capital	$3,485,856
Accumulated net investment loss	(579)
Accumulated net realized gain on investments	582,615
Net unrealized appreciation on investments	1,128,543
Net assets	$5,196,435
Capital shares outstanding	19,775
Net asset value per share	$262.78

STATEMENT OF
OPERATIONS

Year Ended December 31, 2013

Investment Income:
Dividends (net of foreign withholding tax of $30)	$38,363
Interest	518
Income from securities lending, net	292
Total investment income	39,173

Expenses:
Management fees	39,662
Transfer agent and administrative fees	11,017
Investor service fees	11,017
Portfolio accounting fees	4,407
Professional fees	4,067
Trustees’ fees*	522
Custodian fees	507
Line of credit interest expense	6
Miscellaneous	5,728
Total expenses	76,933
Net investment loss	(37,760)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	278,377
Swap agreements	1,426,549
Futures contracts	137,423
Net realized gain	1,842,349
Net change in unrealized appreciation (depreciation) on:
Investments	527,559
Swap agreements	(53,213)
Futures contracts	2,174
Net change in unrealized appreciation (depreciation)	476,520
Net realized and unrealized gain	2,318,869
Net increase in net assets resulting from operations	$2,281,109

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 99

RUSSELL 2000® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(37,760)	$(36,250)
Net realized gain on investments	1,842,349	841,991
Net change in unrealized appreciation (depreciation) on investments	476,520	458,892
Net increase in net assets resulting from operations	2,281,109	1,264,633

Capital share transactions:
Proceeds from sale of shares	19,955,763	39,304,465
Cost of shares redeemed	(20,195,945)	(43,991,735)
Net decrease from capital share transactions	(240,182)	(4,687,270)
Net increase (decrease) in net assets	2,040,927	(3,422,637)

Net assets:
Beginning of year	3,155,508	6,578,145
End of year	$5,196,435	$3,155,508
Accumulated net investment loss at end of year	$(579)	$(64)

Capital share activity:
Shares sold	104,190	307,650
Shares redeemed	(106,715)	(345,408)
Net decrease in shares	(2,525)	(37,758)

100 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009[c]
Per Share Data
Net asset value, beginning of period	$141.50	$109.53	$148.42	$100.07	$73.67
Income (loss) from investment operations:
Net investment loss[a]	(1.63)	(.96)	(2.04)	(1.25)	(.67)
Net gain (loss) on investments (realized and unrealized)	122.91	32.93	(26.77)	49.60	27.08
Total from investment operations	121.28	31.97	(28.81)	48.35	26.41
Less distributions from:
Net investment income	—	—	—	—	(.01)
Net realized gains	—	—	(10.08)	—	—
Total distributions	—	—	(10.08)	—	(.01)
Net asset value, end of period	$262.78	$141.50	$109.53	$148.42	$100.07

Total Return[b]	85.72%	29.19%	(19.38%)	48.30%	35.85%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,196	$3,156	$6,578	$5,074	$3,651
Ratios to average net assets:
Net investment loss	(0.86%)	(0.76%)	(1.50%)	(1.11%)	(0.97%)
Total expenses	1.75%	1.77%	1.82%	1.74%	1.75%
Portfolio turnover rate	80%	325%	15%	100%	493%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Reverse share split — Per share amounts for the period January 1, 2009 through April 19, 2009 have been restated to reflect a 1:10 reverse share split effective April 20, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 101

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2013

RUSSELL 2000® 1.5x STRATEGY Fund

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for small-cap securities on a daily basis. The Fund’s current benchmark is 150% of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the year ended December 31, 2013, Russell 2000® 1.5x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 150% of the daily price movement of the Russell 2000 Index. Russell 2000® 1.5x Strategy Fund returned 58.56%, while the Russell 2000 Index returned 38.82% over the same time period.

Among sectors, the biggest performance contributors to the underlying index during the period were Financials and Information Technology. No sector detracted from performance, but Telecommunications Services and Utilities contributed least.

Isis Pharmaceuticals, Inc., CoStar Group, Inc. and Alnylam Pharmaceuticals, Inc. were the largest contributors to performance of the underlying index for the year. Coeur Mining, Inc., Atlantic Power Corp. and Hecla Mining Co. were the leading detractors from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
CoStar Group, Inc.	0.2%
athenahealth, Inc.	0.2%
Acuity Brands, Inc.	0.2%
Isis Pharmaceuticals, Inc.	0.2%
Middleby Corp.	0.2%
PTC, Inc.	0.2%
Ultimate Software Group, Inc.	0.2%
Align Technology, Inc.	0.2%
Brunswick Corp.	0.2%
Aspen Technology, Inc.	0.2%
Top Ten Total	2.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

102 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*,†

Average Annual Returns

Periods Ended December 31, 2013*,†

	1 Year	5 Year	10 Year
Russell 2000® 1.5x Strategy Fund	58.56%	25.59%	8.34%
Russell 2000 Index	38.82%	20.08%	9.07%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 103

SCHEDULE OF INVESTMENTS	December 31, 2013
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 68.5%

FINANCIALS - 15.5%
CNO Financial Group, Inc.	1,142	$20,201
Prosperity Bancshares, Inc.	308	19,523
FirstMerit Corp.	861	19,139
Financial Engines, Inc.	252	17,508
Highwoods Properties, Inc.	465	16,819
LaSalle Hotel Properties	537	16,571
NorthStar Realty Finance Corp.	1,229	16,531
Hancock Holding Co.	439	16,103
Prospect Capital Corp.	1,425	15,989
Stifel Financial Corp.*	329	15,766
First American Financial Corp.	557	15,706
RLJ Lodging Trust	631	15,346
Webster Financial Corp.	465	14,499
MGIC Investment Corp.*	1,668	14,078
Portfolio Recovery Associates, Inc.*	264	13,949
Texas Capital Bancshares, Inc.*	213	13,249
MarketAxess Holdings, Inc.	198	13,240
EPR Properties	269	13,224
BancorpSouth, Inc.	500	12,710
Radian Group, Inc.	890	12,567
Primerica, Inc.	291	12,486
Susquehanna Bancshares, Inc.	957	12,288
Geo Group, Inc.	372	11,986
UMB Financial Corp.	186	11,956
DiamondRock Hospitality Co.	1,006	11,619
RLI Corp.	117	11,393
Sunstone Hotel Investors, Inc.	844	11,310
Glacier Bancorp, Inc.	379	11,290
Umpqua Holdings Corp.	582	11,139
CubeSmart	685	10,919
Cathay General Bancorp	406	10,852
DCT Industrial Trust, Inc.	1,496	10,667
First Financial Bankshares, Inc.	158	10,479
Healthcare Realty Trust, Inc.	488	10,399
Invesco Mortgage Capital, Inc.	700	10,277
Sovran Self Storage, Inc.	157	10,232
Medical Properties Trust, Inc.	833	10,179
American Realty Capital Properties, Inc.	789	10,146
Pebblebrook Hotel Trust	321	9,874
Apollo Investment Corp.	1,163	9,862
FNB Corp.	774	9,768
Ryman Hospitality Properties, Inc.	233	9,735
First Industrial Realty Trust, Inc.	553	9,650
PrivateBancorp, Inc.	333	9,634
Evercore Partners, Inc. — Class A	160	9,565
IBERIABANK Corp.	152	9,553
Janus Capital Group, Inc.	770	9,525
Lexington Realty Trust	924	9,434
Chambers Street Properties	1,226	9,379
Western Alliance Bancorporation*	393	9,377
Platinum Underwriters Holdings Ltd.	153	9,376
Capitol Federal Financial, Inc.	773	9,361
First Cash Financial Services, Inc.*	150	9,276
Trustmark Corp.	345	9,260
WisdomTree Investments, Inc.*	518	9,174
Alexander & Baldwin, Inc.	218	9,097
EastGroup Properties, Inc.	157	9,095
MB Financial, Inc.	283	9,081
American Equity Investment
Life Holding Co.	339	8,943
Bank of the Ozarks, Inc.	158	8,941
Cousins Properties, Inc.	868	8,940
Wintrust Financial Corp.	192	8,855
Home BancShares, Inc.	237	8,852
Strategic Hotels & Resorts, Inc.*	933	8,817
New Residential Investment Corp.	1,305	8,718
Potlatch Corp.	207	8,640
Greenhill & Company, Inc.	149	8,633
PacWest Bancorp	200	8,444
PennyMac Mortgage Investment Trust	365	8,380
Home Loan Servicing Solutions Ltd.	363	8,338
Redwood Trust, Inc.	429	8,310
First Financial Holdings, Inc.	123	8,181
Symetra Financial Corp.	429	8,134
CVB Financial Corp.	474	8,091
Community Bank System, Inc.	203	8,055
Old National Bancorp	524	8,054
Westamerica Bancorporation	142	8,017
United Bankshares, Inc.[1]	254	7,988
DuPont Fabros Technology, Inc.	321	7,932
Washington Real Estate Investment Trust	337	7,872
Sun Communities, Inc.	183	7,803
ARMOUR Residential REIT, Inc.	1,925	7,719
Selective Insurance Group, Inc.	285	7,712
Hilltop Holdings, Inc.*	327	7,564
EverBank Financial Corp.	411	7,538
Columbia Banking System, Inc.	265	7,290
Northwest Bancshares, Inc.	490	7,242
Enstar Group Ltd.*	52	7,223
PHH Corp.*	294	7,159
International Bancshares Corp.	271	7,152
National Health Investors, Inc.	127	7,125
Equity One, Inc.	315	7,068
Government Properties Income Trust	282	7,008
Walter Investment Management Corp.*	198	7,001
Glimcher Realty Trust	747	6,992
Acadia Realty Trust	281	6,977
PS Business Parks, Inc.	91	6,954
Investors Bancorp, Inc.	268	6,855
National Penn Bancshares, Inc.	603	6,832
Montpelier Re Holdings Ltd.	232	6,751
Main Street Capital Corp.	205	6,701
First Midwest Bancorp, Inc.	382	6,696
CYS Investments, Inc.	901	6,676
Colony Financial, Inc.	329	6,675
BBCN Bancorp, Inc.	401	6,653
Altisource Residential Corp.	220	6,624
Pennsylvania Real Estate Investment Trust	345	6,548
Kennedy-Wilson Holdings, Inc.	293	6,519
Encore Capital Group, Inc.*	129	6,484
Argo Group International Holdings Ltd.	139	6,462

104 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Fifth Street Finance Corp.	698	$6,457
Horace Mann Educators Corp.	204	6,434
LTC Properties, Inc.	180	6,370
Astoria Financial Corp.	459	6,348
Chesapeake Lodging Trust	251	6,348
iStar Financial, Inc.*	443	6,322
Alexander’s, Inc.	19	6,270
Virtus Investment Partners, Inc.*	31	6,202
Sterling Financial Corp.	177	6,032
Provident Financial Services, Inc.	311	6,009
Capstead Mortgage Corp.	492	5,943
Hersha Hospitality Trust	1,049	5,843
Pinnacle Financial Partners, Inc.	179	5,823
National Bank Holdings Corp. — Class A	272	5,821
NBT Bancorp, Inc.	224	5,802
Sterling Bancorp	431	5,762
ViewPoint Financial Group, Inc.	209	5,737
Ambac Financial Group, Inc.*	230	5,649
Franklin Street Properties Corp.	466	5,569
BofI Holding, Inc.*	71	5,569
Parkway Properties, Inc.	288	5,556
American Assets Trust, Inc.	176	5,532
Retail Opportunity Investments Corp.	371	5,461
Cash America International, Inc.	142	5,439
Solar Capital Ltd.	236	5,322
Hercules Technology Growth Capital, Inc.	323	5,297
Boston Private Financial Holdings, Inc.	418	5,275
American Capital Mortgage
Investment Corp.	300	5,238
First Financial Bancorp	300	5,229
FelCor Lodging Trust, Inc.*	639	5,214
Education Realty Trust, Inc.	590	5,204
Employers Holdings, Inc.	163	5,159
Nelnet, Inc. — Class A	122	5,141
Amtrust Financial Services, Inc.	157	5,132
Greenlight Capital Re Ltd. — Class A*	149	5,023
Sabra Health Care REIT, Inc.	192	5,019
Chemical Financial Corp.	157	4,972
Renasant Corp.	157	4,939
Ramco-Gershenson Properties Trust	312	4,911
Hudson Pacific Properties, Inc.	222	4,855
Park National Corp.	56	4,764
Associated Estates Realty Corp.	294	4,719
Independent Bank Corp.	119	4,664
Inland Real Estate Corp.	436	4,587
Banner Corp.	102	4,572
eHealth, Inc.*	98	4,556
HFF, Inc. — Class A*	167	4,484
Investors Real Estate Trust	522	4,479
Infinity Property & Casualty Corp.	62	4,449
First Commonwealth Financial Corp.	504	4,445
STAG Industrial, Inc.	213	4,343
KCG Holdings, Inc. — Class A*	361	4,318
Credit Acceptance Corp.*	33	4,290
Banco Latinoamericano de Comercio
Exterior S.A. — Class E	153	4,287
World Acceptance Corp.*	48	4,201
OFG Bancorp	242	4,196
First Merchants Corp.	184	4,188
WesBanco, Inc.	129	4,128
PennantPark Investment Corp.	344	3,990
BGC Partners, Inc. — Class A	658	3,987
Tompkins Financial Corp.	77	3,957
Triangle Capital Corp.	143	3,954
Investment Technology Group, Inc.*	191	3,927
Northfield Bancorp, Inc.	297	3,920
Forestar Group, Inc.*	184	3,914
United Community Banks, Inc.*	220	3,905
AMERISAFE, Inc.	92	3,886
Resource Capital Corp.	652	3,866
Navigators Group, Inc.*	61	3,853
S&T Bancorp, Inc.	152	3,847
Cohen & Steers, Inc.	96	3,846
Community Trust Bancorp, Inc.	84	3,793
ICG Group, Inc.*	202	3,763
Summit Hotel Properties, Inc.	411	3,699
Oritani Financial Corp.	230	3,692
Sandy Spring Bancorp, Inc.	130	3,665
CoreSite Realty Corp.	113	3,637
BlackRock Kelso Capital Corp.	389	3,629
Golub Capital BDC, Inc.	188	3,593
Eagle Bancorp, Inc.*	117	3,584
Berkshire Hills Bancorp, Inc.	131	3,572
First Potomac Realty Trust	307	3,570
Wilshire Bancorp, Inc.	324	3,541
TrustCo Bank Corp. NY	491	3,525
Brookline Bancorp, Inc.	368	3,522
City Holding Co.	76	3,521
Safety Insurance Group, Inc.	62	3,491
Stewart Information Services Corp.	108	3,485
Hanmi Financial Corp.	159	3,481
Green Dot Corp. — Class A*	136	3,420
FXCM, Inc. — Class A	189	3,372
Flushing Financial Corp.	162	3,353
Lakeland Financial Corp.	85	3,315
Piper Jaffray Cos.*	82	3,243
New Mountain Finance Corp.	213	3,204
Apollo Commercial Real Estate
Finance, Inc.	197	3,201
Simmons First National Corp. — Class A	86	3,195
RAIT Financial Trust	356	3,193
Anworth Mortgage Asset Corp.	747	3,145
Kite Realty Group Trust	473	3,108
Campus Crest Communities, Inc.	330	3,105
Select Income REIT	115	3,075
EZCORP, Inc. — Class A*	262	3,063
Bancorp, Inc.*	170	3,045
Capital Bank Financial Corp. — Class A*	130	2,958
State Bank Financial Corp.	162	2,947
United Fire Group, Inc.	102	2,923
PICO Holdings, Inc.*	126	2,912
Washington Trust Bancorp, Inc.	78	2,903
StellarOne Corp.	120	2,888
GAMCO Investors, Inc. — Class A	33	2,870

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 105

SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

RPX Corp.*	169	$2,856
Maiden Holdings Ltd.	260	2,842
HCI Group, Inc.	53	2,836
Cardinal Financial Corp.	157	2,826
Medley Capital Corp.	204	2,825
THL Credit, Inc.	170	2,803
WSFS Financial Corp.	36	2,791
TICC Capital Corp.	269	2,781
Universal Health Realty Income Trust	69	2,764
Chatham Lodging Trust	135	2,761
Excel Trust, Inc.	242	2,756
Dime Community Bancshares, Inc.	161	2,724
TCP Capital Corp.	160	2,685
Union First Market Bankshares Corp.	108	2,679
Southside Bancshares, Inc.	97	2,652
Ashford Hospitality Trust, Inc.	320	2,650
Tejon Ranch Co.*	72	2,647
1st Source Corp.	81	2,587
SY Bancorp, Inc.	81	2,586
Capital Southwest Corp.	74	2,580
Ameris Bancorp*	120	2,533
Getty Realty Corp.	136	2,498
First Interstate Bancsystem, Inc. —
Class A	88	2,497
Rouse Properties, Inc.	112	2,485
Central Pacific Financial Corp.	123	2,470
First Financial Corp.	66	2,413
Trico Bancshares	85	2,411
Apollo Residential Mortgage, Inc.	163	2,409
Third Point Reinsurance Ltd.*	130	2,409
Urstadt Biddle Properties, Inc. — Class A	130	2,399
DFC Global Corp.*	205	2,347
First BanCorp*	379	2,346
NewStar Financial, Inc.*	132	2,346
Cedar Realty Trust, Inc.	372	2,329
Virginia Commerce Bancorp, Inc.*	137	2,328
Terreno Realty Corp.	130	2,301
New York Mortgage Trust, Inc.	329	2,300
BancFirst Corp.	41	2,298
AG Mortgage Investment Trust, Inc.	146	2,283
Heartland Financial USA, Inc.	79	2,274
Lakeland Bancorp, Inc.	183	2,264
Taylor Capital Group, Inc.*	85	2,259
Dynex Capital, Inc.	280	2,240
CyrusOne, Inc.	100	2,233
German American Bancorp, Inc.	78	2,223
Bryn Mawr Bank Corp.	73	2,203
CoBiz Financial, Inc.	183	2,189
First Busey Corp.	374	2,169
Arlington Asset Investment Corp. —
Class A	81	2,138
Safeguard Scientifics, Inc.*	105	2,109
Saul Centers, Inc.	44	2,100
Phoenix Companies, Inc.*	34	2,088
Flagstar Bancorp, Inc.*	105	2,060
Customers Bancorp, Inc.*	100	2,046
TowneBank	132	2,031
Monmouth Real Estate Investment Corp. —
Class A	222	2,018
Rockville Financial, Inc.	142	2,018
FBL Financial Group, Inc. — Class A	45	2,016
Citizens, Inc.*	230	2,013
National Western Life Insurance Co. —
Class A	9	2,012
MainSource Financial Group, Inc.	110	1,983
Westwood Holdings Group, Inc.	32	1,981
Agree Realty Corp.	68	1,973
Cowen Group, Inc. — Class A*	504	1,971
United Financial Bancorp, Inc.	104	1,965
Universal Insurance Holdings, Inc.	132	1,911
OneBeacon Insurance Group Ltd. —
Class A	120	1,898
First of Long Island Corp.	44	1,886
Federal Agricultural Mortgage Corp. —
Class C	55	1,884
Camden National Corp.	44	1,858
Western Asset Mortgage Capital Corp.	124	1,845
Enterprise Financial Services Corp.	90	1,838
Financial Institutions, Inc.	73	1,804
Meadowbrook Insurance Group, Inc.	259	1,803
Univest Corporation of Pennsylvania	87	1,799
Hudson Valley Holding Corp.	88	1,791
First Bancorp	107	1,778
Diamond Hill Investment Group, Inc.	15	1,775
Beneficial Mutual Bancorp, Inc.*	162	1,769
Winthrop Realty Trust	160	1,768
State Auto Financial Corp.	82	1,742
Gramercy Property Trust, Inc.*	302	1,737
AmREIT, Inc. — Class B	100	1,680
Park Sterling Corp.	234	1,671
Ladenburg Thalmann Financial
Services, Inc.*	533	1,668
HomeTrust Bancshares, Inc.*	104	1,663
Southwest Bancorp, Inc.*	104	1,656
Bank Mutual Corp.	234	1,640
Bridge Bancorp, Inc.	63	1,638
Arrow Financial Corp.	61	1,620
MCG Capital Corp.	368	1,619
Metro Bancorp, Inc.*	75	1,616
Meta Financial Group, Inc.	40	1,613
BNC Bancorp	94	1,611
Centerstate Banks, Inc.	156	1,583
Great Southern Bancorp, Inc.	51	1,551
MVC Capital, Inc.	114	1,539
Aviv REIT, Inc.	64	1,517
National Bankshares, Inc.	41	1,512
Fidus Investment Corp.	69	1,500
Ares Commercial Real Estate Corp.	113	1,480
Whitestone REIT — Class B	110	1,471
First Community Bancshares, Inc.	88	1,470
First Defiance Financial Corp.	56	1,454
First Connecticut Bancorp, Inc.	90	1,451
Washington Banking Co.	81	1,436
Walker & Dunlop, Inc.*	88	1,423

106 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

HomeStreet, Inc.	71	$1,420
GFI Group, Inc.	363	1,419
Pacific Premier Bancorp, Inc.*	90	1,417
Oppenheimer Holdings, Inc. — Class A	57	1,412
Citizens & Northern Corp.	68	1,403
Pacific Continental Corp.	88	1,403
CNB Financial Corp.	73	1,387
International. FCStone, Inc.*	74	1,372
Gladstone Commercial Corp.	76	1,366
Suffolk Bancorp*	65	1,352
Medallion Financial Corp.	94	1,349
OmniAmerican Bancorp, Inc.*	63	1,347
Baldwin & Lyons, Inc. — Class B	49	1,339
Republic Bancorp, Inc. — Class A	54	1,325
Horizon Bancorp	52	1,317
Heritage Financial Corp.	76	1,300
PennyMac Financial Services, Inc. —
Class A*	74	1,299
Fidelity Southern Corp.	77	1,279
Yadkin Financial Corp.*	75	1,278
Preferred Bank/Los Angeles CA*	63	1,263
Peoples Bancorp, Inc.	56	1,261
Charter Financial Corp.	117	1,260
Bank of Kentucky Financial Corp.	34	1,255
American Residential Properties, Inc.*	73	1,253
GSV Capital Corp.*	103	1,245
Calamos Asset Management, Inc. —
Class A	105	1,243
Manning & Napier, Inc. — Class A	70	1,236
West Bancorporation, Inc.	78	1,234
OceanFirst Financial Corp.	72	1,233
Penns Woods Bancorp, Inc.	24	1,224
MetroCorp Bancshares, Inc.	81	1,221
Crawford & Co. — Class B	132	1,220
KCAP Financial, Inc.	150	1,211
Territorial Bancorp, Inc.	52	1,206
Global Indemnity plc — Class A*	47	1,189
Rexford Industrial Realty, Inc.	90	1,188
Silver Bay Realty Trust Corp.	74	1,183
Bank of Marin Bancorp	27	1,172
One Liberty Properties, Inc.	58	1,168
Ashford Hospitality Prime, Inc.	64	1,165
1st United Bancorp, Inc.	153	1,164
Home Federal Bancorp, Inc.	78	1,162
FBR & Co.*	44	1,161
Merchants Bancshares, Inc.	34	1,139
Banc of California, Inc.	84	1,126
Hannon Armstrong Sustainable
Infrastructure Capital, Inc.	80	1,117
Tree.com, Inc.*	34	1,117
PennantPark Floating Rate Capital Ltd.	80	1,098
Guaranty Bancorp	78	1,096
Center Bancorp, Inc.	58	1,088
MidWestOne Financial Group, Inc.	40	1,088
Franklin Financial Corp.*	55	1,088
Marlin Business Services Corp.	43	1,084
Gladstone Investment Corp.	134	1,080
Mercantile Bank Corp.	50	1,079
Sierra Bancorp	67	1,078
Ames National Corp.	48	1,075
Fox Chase Bancorp, Inc.	61	1,060
Firsthand Technology Value Fund, Inc.	45	1,043
EMC Insurance Group, Inc.	34	1,041
Bridge Capital Holdings*	50	1,027
Solar Senior Capital Ltd.	56	1,020
ESB Financial Corp.	71	1,008
Gladstone Capital Corp.	105	1,008
Bar Harbor Bankshares	25	1,000
Tower Group International Ltd.	294	994
Meridian Interstate Bancorp, Inc.*	44	994
Independent Bank Group, Inc.	20	993
JAVELIN Mortgage Investment Corp.	71	989
Consolidated-Tomoka Land Co.	27	980
NewBridge Bancorp*	130	975
Investors Title Co.	12	972
BankFinancial Corp.	106	971
First NBC Bank Holding Co.*	30	969
Armada Hoffler Properties, Inc.	104	965
AV Homes, Inc.*	53	963
Stellus Capital Investment Corp.	64	957
American National Bankshares, Inc.	36	945
SWS Group, Inc.*	154	936
Seacoast Banking Corporation of Florida*	75	920
Regional Management Corp.*	27	916
Eastern Insurance Holdings, Inc.	37	906
First Bancorp, Inc.	52	906
United Community Financial Corp.*	253	903
Kearny Financial Corp.*	77	896
Peapack Gladstone Financial Corp.	46	879
CU Bancorp*	50	874
Farmers Capital Bank Corp.*	40	870
C&F Financial Corp.	19	868
Hingham Institution for Savings	11	863
Heritage Commerce Corp.	104	857
Consumer Portfolio Services, Inc.*	90	845
NASB Financial, Inc.	27	815
Northrim BanCorp, Inc.	31	813
Kansas City Life Insurance Co.	17	812
Provident Financial Holdings, Inc.	54	810
Heritage Oaks Bancorp*	108	810
National Interstate Corp.	35	805
Nicholas Financial, Inc.	51	803
First Financial Northwest, Inc.	76	788
NGP Capital Resources Co.	105	784
Physicians Realty Trust	60	764
Capital City Bank Group, Inc.*	63	742
Westfield Financial, Inc.	99	739
First Security Group, Inc.*	320	736
Intervest Bancshares Corp. — Class A*	98	736
Sun Bancorp, Inc.*	207	729
Independence Holding Co.	54	728
CommunityOne Bancorp*	57	727
UMH Properties, Inc.	77	725
Enterprise Bancorp, Inc.	34	720

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 107

SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Home Bancorp, Inc.*	37	$697
Chemung Financial Corp.	20	683
MidSouth Bancorp, Inc.	38	679
Donegal Group, Inc. — Class A	42	668
Hallmark Financial Services, Inc.*	75	666
Clifton Savings Bancorp, Inc.	52	666
Century Bancorp, Inc. — Class A	20	665
Pzena Investment Management, Inc. —
Class A	56	659
Macatawa Bank Corp.*	128	640
BBX Capital Corp. — Class A*	40	624
Ellington Residential Mortgage REIT	40	615
JMP Group, Inc.	83	614
Horizon Technology Finance Corp.	43	611
Access National Corp.	39	583
Imperial Holdings, Inc.*	88	576
Resource America, Inc. — Class A	59	552
Middleburg Financial Corp.	30	541
Doral Financial Corp.*	34	532
ESSA Bancorp, Inc.	46	532
WhiteHorse Finance, Inc.	34	514
Silvercrest Asset Management
Group, Inc. — Class A	30	512
Waterstone Financial, Inc.*	45	500
Garrison Capital, Inc.	35	486
LCNB Corp.	27	482
ZAIS Financial Corp.	30	481
Gain Capital Holdings, Inc.	57	428
VantageSouth Bancshares, Inc.*	70	369
Tristate Capital Holdings, Inc.*	30	356
First Marblehead Corp.*	47	347
Fortegra Financial Corp.*	41	339
CIFC Corp.	41	319
Hampton Roads Bankshares, Inc.*	177	310
California First National Bancorp	20	302
Palmetto Bancshares, Inc.*	20	259
Health Insurance Innovations, Inc. —
Class A*	20	202
ConnectOne Bancorp, Inc.*	5	198
RCS Capital Corp. — Class A	10	184
Cascade Bancorp*	34	178
First Federal Bancshares of
Arkansas, Inc.*	20	174
Total Financials		1,945,973
INFORMATION TECHNOLOGY - 12.2%
CoStar Group, Inc.*	142	26,210
PTC, Inc.*	625	22,118
Ultimate Software Group, Inc.*	144	22,063
Aspen Technology, Inc.*	489	20,439
WEX, Inc.*	199	19,706
FEI Co.	218	19,481
CommVault Systems, Inc.*	244	18,272
SunEdison, Inc.*	1,368	17,853
Cognex Corp.	451	17,219
Tyler Technologies, Inc.*	158	16,137
Belden, Inc.	222	15,640
MAXIMUS, Inc.	354	15,571
ARRIS Group, Inc.*	602	14,667
Acxiom Corp.*	382	14,126
ACI Worldwide, Inc.*	206	13,390
SS&C Technologies Holdings, Inc.*	302	13,367
ViaSat, Inc.*	212	13,281
Ciena Corp.*	521	12,468
Euronet Worldwide, Inc.*	260	12,441
Guidewire Software, Inc.*	251	12,317
Anixter International, Inc.	136	12,218
Manhattan Associates, Inc.*	102	11,983
Qlik Technologies, Inc.*	448	11,930
Mentor Graphics Corp.	494	11,891
j2 Global, Inc.	237	11,851
Microsemi Corp.*	475	11,851
Verint Systems, Inc.*	275	11,809
Fair Isaac Corp.	187	11,751
Finisar Corp.*	484	11,577
Convergys Corp.	541	11,388
Yelp, Inc. — Class A*	162	11,169
Cornerstone OnDemand, Inc.*	206	10,988
Dealertrack Technologies, Inc.*	228	10,962
Littelfuse, Inc.	115	10,686
Plantronics, Inc.	227	10,544
Aruba Networks, Inc.*	589	10,543
Cardtronics, Inc.*	230	9,994
Sapient Corp.*	574	9,965
Zillow, Inc. — Class A*	121	9,889
Hittite Microwave Corp.*	158	9,753
OpenTable, Inc.*	121	9,604
VistaPrint N.V.*	168	9,551
Heartland Payment Systems, Inc.	189	9,420
Coherent, Inc.*	125	9,299
Blackbaud, Inc.	246	9,262
ValueClick, Inc.*	396	9,255
Cavium, Inc.*	268	9,249
International Rectifier Corp.*	353	9,203
Electronics for Imaging, Inc.*	237	9,180
SYNNEX Corp.*	133	8,964
Semtech Corp.*	348	8,797
Itron, Inc.*	212	8,783
Synaptics, Inc.*	167	8,653
TiVo, Inc.*	651	8,541
Infoblox, Inc.*	257	8,486
CACI International, Inc. — Class A*	114	8,347
ADTRAN, Inc.	307	8,292
Entegris, Inc.*	714	8,282
NIC, Inc.	332	8,257
Power Integrations, Inc.	146	8,150
MKS Instruments, Inc.	268	8,024
Cypress Semiconductor Corp.	753	7,907
Plexus Corp.*	181	7,835
Unisys Corp.*	233	7,822
Syntel, Inc.	83	7,549
RF Micro Devices, Inc.*	1,454	7,503
Intersil Corp. — Class A	652	7,478
Take-Two Interactive Software, Inc.*	429	7,452
Universal Display Corp.*	215	7,387

108 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

iGATE Corp.*	183	$7,349
Sanmina Corp.*	424	7,081
TriQuint Semiconductor, Inc.*	839	6,997
Progress Software Corp.*	270	6,974
Integrated Device Technology, Inc.*	683	6,960
Web.com Group, Inc.*	218	6,930
Bottomline Technologies de, Inc.*	191	6,907
PMC - Sierra, Inc.*	1,048	6,739
Veeco Instruments, Inc.*	203	6,681
Cirrus Logic, Inc.*	327	6,681
Methode Electronics, Inc.	195	6,667
NETGEAR, Inc.*	200	6,588
Monolithic Power Systems, Inc.*	190	6,585
WebMD Health Corp. — Class A*	164	6,478
Blucora, Inc.*	222	6,474
SunPower Corp. — Class A*	217	6,469
Benchmark Electronics, Inc.*	280	6,462
Monotype Imaging Holdings, Inc.	198	6,308
InterDigital, Inc.	213	6,281
ScanSource, Inc.*	146	6,195
InvenSense, Inc. — Class A*	297	6,172
Advent Software, Inc.	168	5,878
Interactive Intelligence Group, Inc.*	87	5,860
Infinera Corp.*	597	5,839
SPS Commerce, Inc.*	88	5,746
MicroStrategy, Inc. — Class A*	46	5,715
RealPage, Inc.*	242	5,658
OSI Systems, Inc.*	106	5,630
MTS Systems Corp.	79	5,629
Cray, Inc.*	202	5,546
NetScout Systems, Inc.*	187	5,533
Rogers Corp.*	89	5,474
Tessera Technologies, Inc.	275	5,420
comScore, Inc.*	189	5,407
GT Advanced Technologies, Inc.*	620	5,406
QLogic Corp.*	456	5,394
Rambus, Inc.*	569	5,388
Responsys, Inc.*	195	5,345
Demandware, Inc.*	83	5,322
FARO Technologies, Inc.*	91	5,305
Cabot Microelectronics Corp.*	115	5,256
CSG Systems International, Inc.	174	5,116
Insight Enterprises, Inc.*	224	5,087
Applied Micro Circuits Corp.*	377	5,044
Trulia, Inc.*	142	5,008
CalAmp Corp.*	179	5,007
OmniVision Technologies, Inc.*	286	4,919
ATMI, Inc.*	162	4,894
Envestnet, Inc.*	121	4,876
Measurement Specialties, Inc.*	80	4,855
Constant Contact, Inc.*	155	4,816
Imperva, Inc.*	100	4,813
ExlService Holdings, Inc.*	171	4,723
PROS Holdings, Inc.*	118	4,708
Synchronoss Technologies, Inc.*	151	4,692
Advanced Energy Industries, Inc.*	204	4,663
Pegasystems, Inc.	93	4,574
Sykes Enterprises, Inc.*	207	4,515
Comverse, Inc.*	116	4,501
Diodes, Inc.*	187	4,406
Monster Worldwide, Inc.*	602	4,292
VirnetX Holding Corp.*	220	4,270
Bankrate, Inc.*	238	4,270
Ultratech, Inc.*	145	4,205
LogMeIn, Inc.*	125	4,194
LivePerson, Inc.*	279	4,135
Perficient, Inc.*	175	4,099
EPAM Systems, Inc.*	117	4,088
Rofin-Sinar Technologies, Inc.*	149	4,026
Virtusa Corp.*	103	3,923
BroadSoft, Inc.*	142	3,882
Harmonic, Inc.*	526	3,882
Badger Meter, Inc.	71	3,870
Ixia*	288	3,833
Ellie Mae, Inc.*	141	3,789
Cass Information Systems, Inc.	55	3,704
EVERTEC, Inc.	150	3,699
Newport Corp.*	203	3,668
Proofpoint, Inc.*	110	3,649
ManTech International Corp. — Class A	119	3,562
Brooks Automation, Inc.	337	3,535
CTS Corp.	176	3,504
Sonus Networks, Inc.*	1,103	3,474
Fusion-io, Inc.*	389	3,466
FleetMatics Group plc*	80	3,460
SciQuest, Inc.*	120	3,418
Global Cash Access Holdings, Inc.*	341	3,407
Ambarella, Inc.*	100	3,393
PDF Solutions, Inc.*	132	3,382
Spansion, Inc. — Class A*	242	3,361
Extreme Networks, Inc.*	480	3,360
Digital River, Inc.*	181	3,349
Shutterstock, Inc.*	40	3,345
Emulex Corp.*	467	3,344
Checkpoint Systems, Inc.*	212	3,343
Ubiquiti Networks, Inc.*	72	3,309
Move, Inc.*	206	3,294
Lattice Semiconductor Corp.*	596	3,284
Angie’s List, Inc.*	215	3,257
Stamps.com, Inc.*	75	3,158
Ruckus Wireless, Inc.*	220	3,124
Park Electrochemical Corp.	104	2,987
Daktronics, Inc.	190	2,979
Fabrinet*	144	2,961
Liquidity Services, Inc.*	129	2,923
Tangoe, Inc.*	158	2,846
Photronics, Inc.*	308	2,781
ShoreTel, Inc.*	299	2,775
Comtech Telecommunications Corp.	88	2,774
Super Micro Computer, Inc.*	161	2,763
Forrester Research, Inc.	72	2,755
Accelrys, Inc.*	288	2,748
Callidus Software, Inc.*	198	2,719
ServiceSource International, Inc.*	319	2,673

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 109

SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

EarthLink Holdings Corp.*	527	$2,672
Epiq Systems, Inc.	157	2,545
TeleTech Holdings, Inc.*	106	2,538
Silicon Image, Inc.*	400	2,460
Black Box Corp.	82	2,444
IntraLinks Holdings, Inc.*	197	2,386
Micrel, Inc.	241	2,379
TTM Technologies, Inc.*	277	2,377
Silicon Graphics International Corp.*	177	2,374
Nanometrics, Inc.*	124	2,362
Exar Corp.*	196	2,311
Jive Software, Inc.*	205	2,306
Ebix, Inc.	156	2,296
MoneyGram International, Inc.*	109	2,265
Amkor Technology, Inc.*	364	2,231
DTS, Inc.*	91	2,182
Entropic Communications, Inc.*	462	2,176
AVG Technologies N.V.*	126	2,168
Seachange International, Inc.*	174	2,116
Brightcove, Inc.*	146	2,064
Parkervision, Inc.*	452	2,057
Internap Network Services Corp.*	273	2,053
XO Group, Inc.*	136	2,021
Rudolph Technologies, Inc.*	168	1,972
Bazaarvoice, Inc.*	248	1,964
Calix, Inc.*	201	1,938
NVE Corp.*	33	1,923
LTX-Credence Corp.*	240	1,918
Electro Rent Corp.	101	1,871
Actuate Corp.*	242	1,866
RealD, Inc.*	215	1,836
E2open, Inc.*	76	1,817
Lionbridge Technologies, Inc.*	304	1,812
Mercury Systems, Inc.*	165	1,807
Integrated Silicon Solution, Inc.*	148	1,789
GSI Group, Inc.*	158	1,776
Ceva, Inc.*	115	1,750
Oplink Communications, Inc.*	94	1,748
Anaren, Inc.*	62	1,735
Qualys, Inc.*	74	1,710
Inphi Corp.*	131	1,690
FormFactor, Inc.*	280	1,686
Digi International, Inc.*	138	1,673
Global Eagle Entertainment, Inc.*	110	1,636
CIBER, Inc.*	392	1,623
Blackhawk Network Holdings, Inc.*	64	1,617
IXYS Corp.	123	1,595
PLX Technology, Inc.*	242	1,592
Higher One Holdings, Inc.*	160	1,562
Tessco Technologies, Inc.	38	1,532
Computer Task Group, Inc.	81	1,531
Procera Networks, Inc.*	101	1,517
Immersion Corp.*	146	1,515
Dice Holdings, Inc.*	206	1,494
Gogo, Inc.*	60	1,489
Zix Corp.*	321	1,464
ChannelAdvisor Corp.*	35	1,460
Kopin Corp.*	344	1,452
Gigamon, Inc.*	50	1,404
Marketo, Inc.*	37	1,372
Axcelis Technologies, Inc.*	560	1,366
QuinStreet, Inc.*	157	1,364
Cohu, Inc.	128	1,344
Avid Technology, Inc.*	164	1,337
Millennial Media, Inc.*	182	1,323
MoSys, Inc.*	239	1,319
Quantum Corp.*	1,092	1,310
KEMET Corp.*	231	1,303
PC Connection, Inc.	52	1,292
Zygo Corp.*	87	1,286
Glu Mobile, Inc.*	325	1,264
Electro Scientific Industries, Inc.	120	1,255
Supertex, Inc.*	50	1,253
MaxLinear, Inc. — Class A*	117	1,220
Ultra Clean Holdings, Inc.*	121	1,214
Xoom Corp.*	44	1,204
American Software, Inc. — Class A	121	1,194
Vocus, Inc.*	101	1,150
Maxwell Technologies, Inc.*	147	1,142
VASCO Data Security International, Inc.*	145	1,121
ModusLink Global Solutions, Inc.*	194	1,112
Cvent, Inc.*	30	1,092
Pericom Semiconductor Corp.*	122	1,081
Demand Media, Inc.*	185	1,067
Bel Fuse, Inc. — Class B	50	1,066
KVH Industries, Inc.*	81	1,055
Peregrine Semiconductor Corp.*	141	1,045
Agilysys, Inc.*	75	1,044
Vringo, Inc.*	350	1,036
Datalink Corp.*	94	1,025
Mesa Laboratories, Inc.	13	1,022
DSP Group, Inc.*	104	1,010
PRGX Global, Inc.*	149	1,001
support.com, Inc.*	258	978
Marchex, Inc. — Class B	113	977
ePlus, Inc.*	17	966
Alliance Fiber Optic Products, Inc.	64	963
Rubicon Technology, Inc.*	96	955
United Online, Inc.	69	949
Westell Technologies, Inc. — Class A*	232	940
Vishay Precision Group, Inc.*	62	923
Neonode, Inc.*	146	923
Guidance Software, Inc.*	90	909
Numerex Corp. — Class A*	70	907
Textura Corp.*	30	898
RealNetworks, Inc.*	118	891
PC-Telephone, Inc.	93	890
M/A-COM Technology Solutions
Holdings, Inc.*	52	883
Hackett Group, Inc.	141	876
Travelzoo, Inc.*	39	831
Imation Corp.*	174	814
ANADIGICS, Inc.*	426	784
Mitek Systems, Inc.*	130	772

110 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Reis, Inc.*	40	$769
NeoPhotonics Corp.*	108	762
Luxoft Holding, Inc.*	20	760
QAD, Inc. — Class A	42	742
Carbonite, Inc.*	62	733
Rosetta Stone, Inc.*	60	733
Digimarc Corp.	38	732
Sigma Designs, Inc.*	154	727
Aviat Networks, Inc.*	320	723
Alpha & Omega Semiconductor Ltd.*	93	717
Multi-Fineline Electronix, Inc.*	51	708
Sapiens International Corporation N.V.	91	702
Unwired Planet, Inc.*	506	698
GSI Technology, Inc.*	104	691
eGain Corp.*	66	676
Aeroflex Holding Corp.*	103	670
Rally Software Development Corp.*	34	661
Richardson Electronics Ltd.	58	659
Spark Networks, Inc.*	101	622
Silver Spring Networks, Inc.*	29	609
Planet Payment, Inc.*	218	606
Audience, Inc.*	52	605
Telenav, Inc.*	87	573
TeleCommunication Systems, Inc. —
Class A*	247	573
Limelight Networks, Inc.*	281	556
Model N, Inc.*	47	554
Uni-Pixel, Inc.*	54	541
TechTarget, Inc.*	75	515
Marin Software, Inc.*	47	481
Intermolecular, Inc.*	89	438
Hutchinson Technology, Inc.*	120	384
Control4 Corp.*	20	354
Viasystems Group, Inc.*	22	301
Radisys Corp.*	124	284
Cyan, Inc.*	45	238
Tremor Video, Inc.*	40	232
YuMe, Inc.*	30	224
Net Element, Inc.*	10	44
Total Information Technology		1,527,739
INDUSTRIALS - 10.1%
Acuity Brands, Inc.	222	24,268
Middleby Corp.*	96	23,036
HEICO Corp.	345	19,992
EnerSys, Inc.	255	17,872
Teledyne Technologies, Inc.*	188	17,270
Esterline Technologies Corp.*	166	16,925
CLARCOR, Inc.	258	16,601
Woodward, Inc.	357	16,283
Moog, Inc. — Class A*	238	16,170
DigitalGlobe, Inc.*	391	16,090
Chart Industries, Inc.*	159	15,207
Curtiss-Wright Corp.	243	15,122
Generac Holdings, Inc.	265	15,010
EMCOR Group, Inc.	350	14,854
Spirit Airlines, Inc.*	314	14,259
Deluxe Corp.	264	13,777
Actuant Corp. — Class A	376	13,777
Corporate Executive Board Co.	172	13,319
Watsco, Inc.	137	13,160
Advisory Board Co.*	187	11,906
USG Corp.*	396	11,237
Franklin Electric Company, Inc.	248	11,071
Applied Industrial Technologies, Inc.	219	10,751
Barnes Group, Inc.	274	10,497
JetBlue Airways Corp.*	1,199	10,251
MasTec, Inc.*	308	10,078
Beacon Roofing Supply, Inc.*	250	10,070
Healthcare Services Group, Inc.	354	10,043
TAL International Group, Inc.	173	9,922
Swift Transportation Co. — Class A*	431	9,574
Trimas Corp.*	238	9,494
United Stationers, Inc.	206	9,453
Mueller Industries, Inc.	149	9,388
Polypore International, Inc.*	240	9,336
Tetra Tech, Inc.*	331	9,260
Hornbeck Offshore Services, Inc.*	188	9,255
HNI Corp.	235	9,125
Watts Water Technologies, Inc. — Class A	142	8,786
Herman Miller, Inc.	297	8,767
FTI Consulting, Inc.*	210	8,639
UniFirst Corp.	80	8,560
Allegiant Travel Co. — Class A	80	8,435
Brink’s Co.	243	8,296
UTI Worldwide, Inc.	470	8,253
RBC Bearings, Inc.*	116	8,207
Mobile Mini, Inc.*	196	8,071
On Assignment, Inc.*	231	8,066
ABM Industries, Inc.	281	8,034
Hub Group, Inc. — Class A*	199	7,936
Raven Industries, Inc.	189	7,776
WageWorks, Inc.*	130	7,727
Mine Safety Appliances Co.	150	7,682
CIRCOR International, Inc.	95	7,674
Huron Consulting Group, Inc.*	122	7,652
General Cable Corp.	260	7,647
Simpson Manufacturing Company, Inc.	208	7,640
Mueller Water Products, Inc. — Class A	813	7,618
Trex Company, Inc.*	93	7,396
Brady Corp. — Class A	238	7,361
Orbital Sciences Corp.*	309	7,200
Granite Construction, Inc.	199	6,961
Forward Air Corp.	156	6,850
Steelcase, Inc. — Class A	430	6,820
Aircastle Ltd.	355	6,802
GrafTech International Ltd.*	603	6,772
G&K Services, Inc. — Class A	108	6,721
Interface, Inc. — Class A	303	6,654
Tennant Co.	98	6,645
Proto Labs, Inc.*	93	6,620
AZZ, Inc.	134	6,547
Korn/Ferry International*	250	6,530
EnPro Industries, Inc.*	104	5,996
Werner Enterprises, Inc.	233	5,763

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 111

SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Matson, Inc.	220	$5,745
Exponent, Inc.	74	5,731
Kaman Corp.	144	5,721
Atlas Air Worldwide Holdings, Inc.*	138	5,679
GenCorp, Inc.*	314	5,658
AAR Corp.	201	5,630
Primoris Services Corp.	179	5,572
Briggs & Stratton Corp.	255	5,549
DXP Enterprises, Inc.*	48	5,530
Encore Wire Corp.	102	5,528
Universal Forest Products, Inc.	105	5,475
Knight Transportation, Inc.	298	5,465
TrueBlue, Inc.*	211	5,440
Lindsay Corp.	65	5,379
Meritor, Inc.*	510	5,319
Hyster-Yale Materials Handling, Inc.	57	5,310
Albany International Corp. — Class A	147	5,282
Cubic Corp.	100	5,266
McGrath RentCorp	132	5,254
Rush Enterprises, Inc. — Class A*	176	5,218
Tutor Perini Corp.*	197	5,181
Apogee Enterprises, Inc.	144	5,171
Navigant Consulting, Inc.*	255	4,896
Titan International, Inc.	272	4,891
Altra Industrial Motion Corp.	142	4,859
Dycom Industries, Inc.*	172	4,780
ESCO Technologies, Inc.	138	4,728
Federal Signal Corp.*	319	4,673
Knoll, Inc.	255	4,669
II-VI, Inc.*	265	4,664
Standex International Corp.	74	4,653
Heartland Express, Inc.	236	4,630
Arkansas Best Corp.	137	4,614
Wesco Aircraft Holdings, Inc.*	209	4,581
AAON, Inc.	142	4,537
H&E Equipment Services, Inc.*	152	4,504
Aegion Corp. — Class A*	203	4,444
Sun Hydraulics Corp.	108	4,410
Wabash National Corp.*	354	4,372
Textainer Group Holdings Ltd.	108	4,344
Team, Inc.*	102	4,319
Insperity, Inc.	118	4,263
John Bean Technologies Corp.	145	4,253
Astec Industries, Inc.	110	4,249
Taser International, Inc.*	267	4,240
Rexnord Corp.*	156	4,214
Greenbrier Companies, Inc.*	127	4,171
XPO Logistics, Inc.*	154	4,049
Saia, Inc.*	124	3,974
SkyWest, Inc.	267	3,960
ACCO Brands Corp.*	589	3,958
Quanex Building Products Corp.	195	3,884
Comfort Systems USA, Inc.	196	3,800
Astronics Corp.*	74	3,774
Blount International, Inc.*	258	3,733
Thermon Group Holdings, Inc.*	136	3,717
Acacia Research Corp.	254	3,693
ICF International, Inc.*	104	3,610
US Ecology, Inc.	97	3,607
Aceto Corp.	142	3,551
Kelly Services, Inc. — Class A	141	3,517
Barrett Business Services, Inc.	37	3,431
Quad/Graphics, Inc.	125	3,404
Powell Industries, Inc.	49	3,283
Gorman-Rupp Co.	98	3,259
Nortek, Inc.*	43	3,208
Griffon Corp.	234	3,091
Viad Corp.	109	3,028
Resources Connection, Inc.	211	3,024
American Science & Engineering, Inc.	42	3,020
Engility Holdings, Inc.*	90	3,006
Kforce, Inc.	146	2,987
Aerovironment, Inc.*	102	2,971
Gibraltar Industries, Inc.*	158	2,937
West Corp.	110	2,828
Great Lakes Dredge & Dock Corp.*	304	2,797
Columbus McKinnon Corp.*	102	2,768
Park-Ohio Holdings Corp.*	52	2,725
Republic Airways Holdings, Inc.*	254	2,715
MYR Group, Inc.*	105	2,633
Roadrunner Transportation Systems, Inc.*	96	2,587
Kadant, Inc.	63	2,553
Hawaiian Holdings, Inc.*	263	2,533
Ennis, Inc.	141	2,496
Kimball International, Inc. — Class B	166	2,495
Alamo Group, Inc.	39	2,367
Marten Transport Ltd.	117	2,362
Multi-Color Corp.	62	2,340
GP Strategies Corp.*	78	2,324
LB Foster Co. — Class A	49	2,317
Consolidated Graphics, Inc.*	34	2,293
American Woodmark Corp.*	58	2,293
EnerNOC, Inc.*	132	2,272
Air Transport Services Group, Inc.*	268	2,168
KEYW Holding Corp.*	161	2,164
CAI International, Inc.*	91	2,145
Echo Global Logistics, Inc.*	99	2,127
SP Plus Corp.*	81	2,109
Graham Corp.	58	2,105
American Railcar Industries, Inc.	46	2,105
Argan, Inc.	76	2,095
National Presto Industries, Inc.	26	2,093
Celadon Group, Inc.	107	2,084
Furmanite Corp.*	193	2,050
Insteel Industries, Inc.	89	2,023
Capstone Turbine Corp.*	1,565	2,019
Northwest Pipe Co.*	53	2,001
Heidrick & Struggles International, Inc.	99	1,994
NCI Building Systems, Inc.*	111	1,947
ExOne Co.*	32	1,935
Douglas Dynamics, Inc.	115	1,934
PowerSecure International, Inc.*	108	1,854
NN, Inc.	91	1,837
Layne Christensen Co.*	105	1,793

112 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Ducommun, Inc.*	60	$1,789
Kratos Defense & Security Solutions, Inc.*	232	1,782
InnerWorkings, Inc.*	228	1,776
PGT, Inc.*	175	1,771
CBIZ, Inc.*	194	1,769
Global Power Equipment Group, Inc.	90	1,761
Orion Marine Group, Inc.*	145	1,744
Pendrell Corp.*	841	1,690
Builders FirstSource, Inc.*	234	1,671
Mistras Group, Inc.*	80	1,670
ARC Document Solutions, Inc.*	202	1,660
Titan Machinery, Inc.*	92	1,639
FreightCar America, Inc.	60	1,597
Lydall, Inc.*	90	1,586
CDI Corp.	84	1,557
Ply Gem Holdings, Inc.*	84	1,515
Pacer International, Inc.*	182	1,503
Dynamic Materials Corp.	69	1,500
CECO Environmental Corp.	92	1,488
Sparton Corp.*	51	1,425
Pike Corp.*	133	1,406
Quality Distribution, Inc.*	106	1,360
Patriot Transportation Holding, Inc.*	32	1,328
Energy Recovery, Inc.*	232	1,290
Vicor Corp.*	96	1,288
Coleman Cable, Inc.	49	1,285
Houston Wire & Cable Co.	94	1,258
VSE Corp.	26	1,248
Manitex International, Inc.*	76	1,207
Casella Waste Systems, Inc. — Class A*	205	1,189
Performant Financial Corp.*	115	1,185
FuelCell Energy, Inc.*,1	820	1,156
Courier Corp.	63	1,140
Miller Industries, Inc.	61	1,136
Power Solutions International, Inc.*	15	1,127
Twin Disc, Inc.	43	1,113
CRA International, Inc.*	54	1,069
YRC Worldwide, Inc.*	60	1,042
Xerium Technologies, Inc.*	63	1,039
Sterling Construction Company, Inc.*	87	1,021
Heritage-Crystal Clean, Inc.*	49	1,004
Costa, Inc.*	46	1,000
Flow International Corp.*	247	998
Ameresco, Inc. — Class A*	103	995
Schawk, Inc. — Class A	66	981
LSI Industries, Inc.	110	954
Ampco-Pittsburgh Corp.	49	953
Preformed Line Products Co.	13	951
PMFG, Inc.*	105	950
Cenveo, Inc.*	275	946
International Shipholding Corp.	32	944
Franklin Covey Co.*	47	934
Patrick Industries, Inc.*	32	926
Hurco Companies, Inc.	37	925
Tecumseh Products Co. — Class A*	100	905
Commercial Vehicle Group, Inc.*	121	880
Astronics Corp. — Class B*	17	863
Universal Truckload Services, Inc.	28	854
Hardinge, Inc.	59	854
Odyssey Marine Exploration, Inc.*	406	820
Accuride Corp.*	208	776
LMI Aerospace, Inc.*	52	766
Global Brass & Copper Holdings, Inc.	45	745
Stock Building Supply Holdings, Inc.*	40	729
TRC Companies, Inc.*	83	593
API Technologies Corp.*	165	563
Enphase Energy, Inc.*	84	533
Revolution Lighting Technologies, Inc.*	150	514
Innovative Solutions & Support, Inc.*	65	474
Acorn Energy, Inc.	110	448
NL Industries, Inc.	40	447
Erickson Air-Crane, Inc.*	20	416
Ultrapetrol Bahamas Ltd.*	110	411
American Superconductor Corp.*	249	408
Intersections, Inc.	51	397
BlueLinx Holdings, Inc.*	178	347
Swisher Hygiene, Inc.*	583	300
Omega Flex, Inc.	11	225
Compx International, Inc.	10	141
Total Industrials		1,264,274
CONSUMER DISCRETIONARY - 9.4%
Brunswick Corp.	471	21,693
Fifth & Pacific Companies, Inc.*	622	19,948
Sotheby’s	359	19,098
Tenneco, Inc.*	317	17,932
Wolverine World Wide, Inc.	511	17,354
Dana Holding Corp.	756	14,832
Lumber Liquidators Holdings, Inc.*	142	14,610
Live Nation Entertainment, Inc.*	729	14,405
Vail Resorts, Inc.	189	14,218
Pool Corp.	241	14,012
Buffalo Wild Wings, Inc.*	95	13,983
Office Depot, Inc.*	2,464	13,034
Cheesecake Factory, Inc.	270	13,032
Men’s Wearhouse, Inc.	254	12,974
Sinclair Broadcast Group, Inc. — Class A	354	12,647
Iconix Brand Group, Inc.*	293	11,632
Steven Madden Ltd.*	313	11,453
Jack in the Box, Inc.*	227	11,355
Cracker Barrel Old Country Store, Inc.	103	11,337
HSN, Inc.	181	11,276
Pier 1 Imports, Inc.	485	11,194
Life Time Fitness, Inc.*	225	10,575
New York Times Co. — Class A	660	10,475
Penske Automotive Group, Inc.	221	10,422
Ryland Group, Inc.	237	10,287
Shutterfly, Inc.*	200	10,185
Grand Canyon Education, Inc.*	229	9,985
Outerwall, Inc.*	148	9,956
Meredith Corp.	183	9,479
Rent-A-Center, Inc. — Class A	283	9,436
Hibbett Sports, Inc.*	139	9,342
Conn’s, Inc.*	117	9,218
ANN, Inc.*	250	9,140

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 113

SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Texas Roadhouse, Inc. — Class A	326	$9,063
Meritage Homes Corp.*	187	8,973
Genesco, Inc.*	122	8,913
Monro Muffler Brake, Inc.	156	8,792
Asbury Automotive Group, Inc.*	163	8,760
La-Z-Boy, Inc.	272	8,433
Lithia Motors, Inc. — Class A	121	8,400
Hillenbrand, Inc.	285	8,385
Nexstar Broadcasting Group, Inc. —
Class A	150	8,360
Group 1 Automotive, Inc.	117	8,309
Express, Inc.*	443	8,271
Vitamin Shoppe, Inc.*	157	8,166
Jos. A. Bank Clothiers, Inc.*	147	8,045
Helen of Troy Ltd.*	161	7,971
KB Home	434	7,934
Pinnacle Entertainment, Inc.*	305	7,928
Marriott Vacations Worldwide Corp.*	148	7,809
Buckle, Inc.	147	7,726
Papa John’s International, Inc.	170	7,718
Cooper Tire & Rubber Co.	321	7,717
Five Below, Inc.*	173	7,474
Dorman Products, Inc.*	133	7,457
Orient-Express Hotels Ltd. — Class A*	493	7,449
Bob Evans Farms, Inc.	146	7,386
Sturm Ruger & Company, Inc.	100	7,309
Crocs, Inc.*	456	7,260
Churchill Downs, Inc.	80	7,172
American Axle & Manufacturing
Holdings, Inc.*	350	7,158
Finish Line, Inc. — Class A	254	7,155
DineEquity, Inc.	85	7,102
Children’s Place Retail Stores, Inc.*	124	7,064
Standard Pacific Corp.*	761	6,887
Valassis Communications, Inc.	197	6,747
Bloomin’ Brands, Inc.*	280	6,723
MDC Holdings, Inc.	203	6,545
G-III Apparel Group Ltd.*	88	6,494
Krispy Kreme Doughnuts, Inc.*	336	6,481
Brown Shoe Company, Inc.	230	6,472
Skechers U.S.A., Inc. — Class A*	195	6,460
Jones Group, Inc.	414	6,193
Interval Leisure Group, Inc.	199	6,149
Select Comfort Corp.*	291	6,137
Matthews International Corp. — Class A	144	6,136
Drew Industries, Inc.	118	6,042
Quiksilver, Inc.*	687	6,025
Restoration Hardware Holdings, Inc.*	88	5,922
Ascent Capital Group, Inc. — Class A*	69	5,904
National CineMedia, Inc.	292	5,828
Sonic Corp.*	285	5,754
Columbia Sportswear Co.	72	5,670
Biglari Holdings, Inc.*	11	5,573
Oxford Industries, Inc.	69	5,566
Tumi Holdings, Inc.*	246	5,547
Fiesta Restaurant Group, Inc.*	106	5,537
Red Robin Gourmet Burgers, Inc.*	75	5,516
Loral Space & Communications, Inc.*	66	5,345
International Speedway Corp. — Class A	146	5,182
iRobot Corp.*	149	5,181
LifeLock, Inc.*	310	5,087
MDC Partners, Inc. — Class A	191	4,872
Sonic Automotive, Inc. — Class A	198	4,847
Core-Mark Holding Company, Inc.	63	4,783
AFC Enterprises, Inc.*	121	4,659
Gentherm, Inc.*	171	4,585
Cato Corp. — Class A	143	4,547
Multimedia Games Holding
Company, Inc.*	145	4,547
Scholastic Corp.	133	4,523
Caesars Entertainment Corp.*	206	4,437
CEC Entertainment, Inc.	97	4,295
Francesca’s Holdings Corp.*	231	4,253
Movado Group, Inc.	96	4,225
American Public Education, Inc.*	95	4,130
Scientific Games Corp. — Class A*	241	4,080
Winnebago Industries, Inc.*	148	4,063
Boyd Gaming Corp.*	359	4,042
ITT Educational Services, Inc.*	120	4,030
BJ’s Restaurants, Inc.*	128	3,976
Smith & Wesson Holding Corp.*	292	3,939
Ethan Allen Interiors, Inc.	129	3,924
Standard Motor Products, Inc.	105	3,864
Capella Education Co.	58	3,854
Hovnanian Enterprises, Inc. — Class A*	581	3,846
Gray Television, Inc.*	255	3,794
Steiner Leisure Ltd.*	77	3,788
Arctic Cat, Inc.	66	3,761
Stage Stores, Inc.	169	3,755
Aeropostale, Inc.*	406	3,691
Regis Corp.	249	3,613
EW Scripps Co. — Class A*	166	3,606
Tuesday Morning Corp.*	225	3,591
Cumulus Media, Inc. — Class A*	446	3,448
Denny’s Corp.*	475	3,415
Fred’s, Inc. — Class A	184	3,408
Pep Boys-Manny Moe & Jack*	279	3,387
M/I Homes, Inc.*	133	3,385
FTD Companies, Inc.*	101	3,291
Carmike Cinemas, Inc.*	117	3,257
Haverty Furniture Companies, Inc.	104	3,255
Beazer Homes USA, Inc.*	131	3,199
Modine Manufacturing Co.*	247	3,167
Callaway Golf Co.	364	3,069
Barnes & Noble, Inc.*	204	3,050
Universal Electronics, Inc.*	80	3,049
K12, Inc.*	140	3,045
Mattress Firm Holding Corp.*	70	3,013
Blue Nile, Inc.*	62	2,920
Chuy’s Holdings, Inc.*	80	2,882
Zumiez, Inc.*	106	2,756
Zale Corp.*	170	2,681
Vera Bradley, Inc.*	110	2,644
Ruth’s Hospitality Group, Inc.	186	2,643

114 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

LeapFrog Enterprises, Inc. — Class A*	331	$2,628
Cavco Industries, Inc.*	38	2,611
Superior Industries International, Inc.	124	2,558
World Wrestling Entertainment, Inc. —
Class A	144	2,388
NutriSystem, Inc.	143	2,351
Media General, Inc. — Class A*	104	2,350
Shoe Carnival, Inc.	77	2,234
Unifi, Inc.*	82	2,234
Libbey, Inc.*	105	2,204
Bright Horizons Family Solutions, Inc.*	60	2,204
Ruby Tuesday, Inc.*	318	2,204
Journal Communications, Inc. — Class A*	232	2,160
Rentrak Corp.*	56	2,122
Destination Maternity Corp.	69	2,062
Federal-Mogul Corp.*	103	2,027
Strayer Education, Inc.	58	1,999
Overstock.com, Inc.*	64	1,971
Stein Mart, Inc.	144	1,937
Stoneridge, Inc.*	151	1,925
MarineMax, Inc.*	119	1,914
Tile Shop Holdings, Inc.*	100	1,807
Town Sports International Holdings, Inc.	122	1,801
PetMed Express, Inc.	107	1,779
Big 5 Sporting Goods Corp.	88	1,744
Entravision Communications Corp. —
Class A	284	1,730
Kirkland’s, Inc.*	73	1,728
Harte-Hanks, Inc.	219	1,713
Remy International, Inc.	73	1,702
NACCO Industries, Inc. — Class A	27	1,679
Bravo Brio Restaurant Group, Inc.*	103	1,676
Diamond Resorts International, Inc.*	90	1,661
Digital Generation, Inc.*	128	1,632
Bridgepoint Education, Inc.*	92	1,629
Carriage Services, Inc. — Class A	83	1,621
Career Education Corp.*	284	1,619
America’s Car-Mart, Inc.*	38	1,605
VOXX International Corp. — Class A*	95	1,587
Black Diamond, Inc.*	118	1,573
Christopher & Banks Corp.*	183	1,563
TRI Pointe Homes, Inc.*	78	1,555
William Lyon Homes — Class A*	70	1,550
Central European Media Enterprises Ltd. —
Class A*	398	1,528
Universal Technical Institute, Inc.	107	1,488
Daily Journal Corp.*	8	1,480
RetailMeNot, Inc.*	50	1,440
Destination XL Group, Inc.*	218	1,432
Del Frisco’s Restaurant Group, Inc.*	60	1,414
ValueVision Media, Inc. — Class A*	200	1,398
Mac-Gray Corp.	65	1,380
Citi Trends, Inc.*	81	1,377
Nautilus, Inc.*	158	1,332
RadioShack Corp.*	510	1,326
Marcus Corp.	98	1,317
Saga Communications, Inc. — Class A	26	1,308
CSS Industries, Inc.	45	1,291
Wet Seal, Inc. — Class A*	468	1,278
Entercom Communications Corp. —
Class A*	121	1,272
West Marine, Inc.*	89	1,266
Education Management Corp.*	123	1,241
Spartan Motors, Inc.	176	1,179
Morgans Hotel Group Co.*	144	1,171
Fuel Systems Solutions, Inc.*	84	1,165
Speedway Motorsports, Inc.	58	1,151
Speed Commerce, Inc.*	239	1,116
Jamba, Inc.*	87	1,081
Noodles & Co.*	30	1,078
Bon-Ton Stores, Inc.	66	1,074
McClatchy Co. — Class A*	316	1,074
Perry Ellis International, Inc.*	66	1,042
Sears Hometown and Outlet Stores, Inc.*	40	1,020
hhgregg, Inc.*	71	992
Monarch Casino & Resort, Inc.*	49	984
Isle of Capri Casinos, Inc.*	107	963
Lifetime Brands, Inc.	60	944
bebe stores, Inc.	175	931
RG Barry Corp.	48	926
Winmark Corp.	10	926
Weyco Group, Inc.	31	912
Bassett Furniture Industries, Inc.	59	902
Hooker Furniture Corp.	53	884
Fox Factory Holding Corp.*	50	881
Orbitz Worldwide, Inc.*	121	869
Culp, Inc.	42	859
Luby’s, Inc.*	106	818
Carrols Restaurant Group, Inc.*	123	813
Global Sources Ltd.*	97	789
Pacific Sunwear of California, Inc.*	234	782
AH Belo Corp. — Class A	103	769
WCI Communities, Inc.*	40	764
Tower International, Inc.*	35	749
1-800-Flowers.com, Inc. — Class A*	137	741
Johnson Outdoors, Inc. — Class A	27	728
Corinthian Colleges, Inc.*	408	726
Reading International, Inc. — Class A*	94	704
Zagg, Inc.*	160	696
Skullcandy, Inc.*	96	692
JAKKS Pacific, Inc.	100	673
Shiloh Industries, Inc.*	34	663
ReachLocal, Inc.*	52	661
Crown Media Holdings, Inc. — Class A*	184	650
Flexsteel Industries, Inc.	21	645
Systemax, Inc.*	57	641
Vitacost.com, Inc.*	109	631
New York & Company, Inc.*	144	629
Lincoln Educational Services Corp.	126	627
Dex Media, Inc.*	92	624
Martha Stewart Living Omnimedia, Inc. —
Class A*	145	609
Tilly’s, Inc. — Class A*	52	595
UCP, Inc. — Class A*	40	586

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 115

SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Marine Products Corp.	57	$573
Blyth, Inc.	52	566
Nathan’s Famous, Inc.*	11	555
Hemisphere Media Group, Inc.*	45	534
Einstein Noah Restaurant Group, Inc.	34	493
Salem Communications Corp. — Class A	56	487
JTH Holding, Inc. — Class A*	20	486
Ignite Restaurant Group, Inc.*	38	475
EveryWare Global, Inc.*	56	464
American Apparel, Inc.*	300	369
Gordmans Stores, Inc.	46	353
Body Central Corp.*	86	339
Diversified Restaurant Holdings, Inc.*	60	286
Trans World Entertainment Corp.*	50	221
Beasley Broadcasting Group, Inc. —
Class A	19	166
Total Consumer Discretionary		1,178,266
HEALTH CARE - 9.0%
athenahealth, Inc.*	194	26,093
Isis Pharmaceuticals, Inc.*	583	23,226
Align Technology, Inc.*	380	21,716
Alnylam Pharmaceuticals, Inc.*	306	19,684
West Pharmaceutical Services, Inc.	358	17,563
ViroPharma, Inc.*	336	16,749
Centene Corp.*	280	16,505
Cepheid, Inc.*	350	16,351
Team Health Holdings, Inc.*	358	16,307
Medidata Solutions, Inc.*	266	16,112
WellCare Health Plans, Inc.*	223	15,703
NPS Pharmaceuticals, Inc.*	512	15,543
HealthSouth Corp.	444	14,793
Questcor Pharmaceuticals, Inc.	268	14,592
STERIS Corp.	300	14,416
PAREXEL International Corp.*	292	13,192
DexCom, Inc.*	368	13,031
Medicines Co.*	324	12,513
Owens & Minor, Inc.	326	11,918
Air Methods Corp.*	197	11,491
Puma Biotechnology, Inc.*	110	11,387
Haemonetics Corp.*	266	11,207
Aegerion Pharmaceuticals, Inc.*	154	10,928
Thoratec Corp.*	294	10,760
MWI Veterinary Supply, Inc.*	63	10,747
Insulet Corp.*	280	10,388
HMS Holdings Corp.*	451	10,251
Celldex Therapeutics, Inc.*	418	10,120
Cyberonics, Inc.*	144	9,433
Prestige Brands Holdings, Inc.*	261	9,344
Santarus, Inc.*	289	9,236
ACADIA Pharmaceuticals, Inc.*	364	9,096
Impax Laboratories, Inc.*	353	8,874
Magellan Health Services, Inc.*	146	8,747
Neogen Corp.*	190	8,683
Acadia Healthcare Company, Inc.*	179	8,471
Opko Health, Inc.*	972	8,204
Pacira Pharmaceuticals, Inc.*	138	7,934
HeartWare International, Inc.*	84	7,893
Chemed Corp.	101	7,739
Akorn, Inc.*	304	7,488
Amsurg Corp. — Class A*	162	7,439
Masimo Corp.*	250	7,308
NuVasive, Inc.*	225	7,274
Hanger, Inc.*	184	7,239
Halozyme Therapeutics, Inc.*	463	6,940
Nektar Therapeutics*	598	6,787
Arena Pharmaceuticals, Inc.*	1,126	6,587
Wright Medical Group, Inc.*	210	6,449
ImmunoGen, Inc.*	436	6,396
MedAssets, Inc.*	317	6,286
Synageva BioPharma Corp.*	97	6,278
InterMune, Inc.*	420	6,187
CONMED Corp.	145	6,163
Acorda Therapeutics, Inc.*	209	6,103
PDL BioPharma, Inc.	719	6,068
Volcano Corp.*	276	6,031
Analogic Corp.	68	6,022
ArthroCare Corp.*	149	5,996
Globus Medical, Inc. — Class A*	290	5,852
Exelixis, Inc.*	947	5,805
Endologix, Inc.*	329	5,738
Meridian Bioscience, Inc.	214	5,677
Cantel Medical Corp.	164	5,561
Ironwood Pharmaceuticals, Inc. —
Class A*	478	5,550
Keryx Biopharmaceuticals, Inc.*	426	5,517
Kindred Healthcare, Inc.	277	5,468
ABIOMED, Inc.*	202	5,401
Greatbatch, Inc.*	120	5,309
Auxilium Pharmaceuticals, Inc.*	255	5,289
IPC The Hospitalist Company, Inc.*	88	5,226
Molina Healthcare, Inc.*	150	5,213
Ligand Pharmaceuticals, Inc. — Class B*	97	5,102
Spectranetics Corp.*	204	5,100
Fluidigm Corp.*	133	5,096
Integra LifeSciences Holdings Corp.*	106	5,057
Clovis Oncology, Inc.*	83	5,002
Novavax, Inc.*	951	4,869
Vivus, Inc.*,1	526	4,776
ExamWorks Group, Inc.*	157	4,690
Dyax Corp.*	622	4,684
Abaxis, Inc.*	115	4,602
Omnicell, Inc.*	178	4,544
Emeritus Corp.*	206	4,456
Quidel Corp.*	143	4,417
Sangamo Biosciences, Inc.*	318	4,417
Momenta Pharmaceuticals, Inc.*	247	4,367
Quality Systems, Inc.	206	4,338
Ensign Group, Inc.	96	4,250
Exact Sciences Corp.*	361	4,220
Atrion Corp.	14	4,148
ICU Medical, Inc.*	64	4,077
MannKind Corp.*	765	3,986
Raptor Pharmaceutical Corp.*	304	3,958
Computer Programs & Systems, Inc.	62	3,832

116 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Luminex Corp.*	195	$3,783
Cardiovascular Systems, Inc.*	110	3,772
Invacare Corp.	162	3,760
MiMedx Group, Inc.*	430	3,758
HealthStream, Inc.*	108	3,539
Natus Medical, Inc.*	157	3,533
AMN Healthcare Services, Inc.*	236	3,469
Sarepta Therapeutics, Inc.*	170	3,463
Infinity Pharmaceuticals, Inc.*	249	3,439
Capital Senior Living Corp.*	143	3,431
Merit Medical Systems, Inc.*	215	3,384
Emergent Biosolutions, Inc.*	147	3,380
Lannett Company, Inc.*	100	3,310
Accuray, Inc.*	378	3,292
PharMerica Corp.*	152	3,268
Bio-Reference Labs, Inc.*	126	3,218
Neurocrine Biosciences, Inc.*	342	3,194
Geron Corp.*	671	3,181
Idenix Pharmaceuticals, Inc.*	520	3,110
Affymetrix, Inc.*	362	3,102
NxStage Medical, Inc.*	309	3,090
Insmed, Inc.*	180	3,062
Depomed, Inc.*	288	3,047
Array BioPharma, Inc.*	607	3,041
National Healthcare Corp.	56	3,019
Staar Surgical Co.*	185	2,995
Spectrum Pharmaceuticals, Inc.*	330	2,921
Select Medical Holdings Corp.	250	2,903
Corvel Corp.*	62	2,895
Cadence Pharmaceuticals, Inc.*	314	2,842
Landauer, Inc.	54	2,841
Hi-Tech Pharmacal Company, Inc.*	65	2,820
Healthways, Inc.*	182	2,794
Accretive Health, Inc.*	303	2,775
Cambrex Corp.*	155	2,764
Orexigen Therapeutics, Inc.*	485	2,731
Cynosure, Inc. — Class A*	101	2,695
AMAG Pharmaceuticals, Inc.*	110	2,670
Merrimack Pharmaceuticals, Inc.*	494	2,638
Antares Pharma, Inc.*	584	2,616
Galena Biopharma, Inc.*	527	2,614
Tornier N.V.*	139	2,612
AVANIR Pharmaceuticals, Inc. — Class A*	753	2,530
Genomic Health, Inc.*	86	2,517
Triple-S Management Corp. — Class B*	129	2,508
Sagent Pharmaceuticals, Inc.*	97	2,462
Dendreon Corp.*,1	811	2,425
GenMark Diagnostics, Inc.*	180	2,396
Intercept Pharmaceuticals, Inc.*	35	2,390
XOMA Corp.*	355	2,389
Cerus Corp.*	365	2,354
Synergy Pharmaceuticals, Inc.*	418	2,353
Orthofix International N.V.*	102	2,328
Amedisys, Inc.*	158	2,312
TherapeuticsMD, Inc.*	440	2,292
Anika Therapeutics, Inc.*	60	2,290
Anacor Pharmaceuticals, Inc.*	136	2,282
BioScrip, Inc.*	304	2,250
Unilife Corp.*	502	2,209
AngioDynamics, Inc.*	127	2,183
Repros Therapeutics, Inc.*	119	2,178
KYTHERA Biopharmaceuticals, Inc.*	58	2,161
Repligen Corp.*	157	2,141
US Physical Therapy, Inc.	60	2,116
Vanda Pharmaceuticals, Inc.*	170	2,110
Lexicon Pharmaceuticals, Inc.*	1,168	2,102
Rockwell Medical, Inc.*	201	2,098
Horizon Pharma, Inc.*	273	2,080
TESARO, Inc.*	73	2,062
Gentiva Health Services, Inc.*	166	2,060
NewLink Genetics Corp.*	92	2,025
AtriCure, Inc.*	106	1,980
Vascular Solutions, Inc.*	84	1,945
Prothena Corporation plc*	73	1,936
Symmetry Medical, Inc.*	192	1,935
Dynavax Technologies Corp.*	942	1,846
Zeltiq Aesthetics, Inc.*	96	1,815
OraSure Technologies, Inc.*	285	1,793
Omeros Corp.*	155	1,750
Immunomedics, Inc.*	377	1,734
SurModics, Inc.*	71	1,732
Achillion Pharmaceuticals, Inc.*	499	1,657
Vocera Communications, Inc.*	106	1,655
Furiex Pharmaceuticals, Inc.*	39	1,638
Endocyte, Inc.*	153	1,636
Progenics Pharmaceuticals, Inc.*	304	1,620
CryoLife, Inc.	142	1,575
Chelsea Therapeutics International Ltd.*	350	1,551
Portola Pharmaceuticals, Inc.*	60	1,545
ZIOPHARM Oncology, Inc.*	350	1,519
Providence Service Corp.*	58	1,492
AcelRx Pharmaceuticals, Inc.*	130	1,470
Universal American Corp.	199	1,453
LHC Group, Inc.*	60	1,442
Intrexon Corp.*	60	1,428
TearLab Corp.*	150	1,401
SciClone Pharmaceuticals, Inc.*	277	1,396
Almost Family, Inc.*	43	1,390
Sequenom, Inc.*	593	1,388
Osiris Therapeutics, Inc.*	86	1,383
Cross Country Healthcare, Inc.*	136	1,357
XenoPort, Inc.*	227	1,305
Rigel Pharmaceuticals, Inc.*	449	1,280
Pacific Biosciences of California, Inc.*	244	1,276
Navidea Biopharmaceuticals, Inc.*	615	1,273
Zogenix, Inc.*	368	1,266
Cempra, Inc.*	100	1,239
Five Star Quality Care, Inc.*	222	1,219
Albany Molecular Research, Inc.*	120	1,210
Exactech, Inc.*	50	1,188
Curis, Inc.*	414	1,167
Insys Therapeutics, Inc.*	30	1,161
Receptos, Inc.*	40	1,160
Threshold Pharmaceuticals, Inc.*	245	1,144

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 117

SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Pozen, Inc.	142	$1,142
Ampio Pharmaceuticals, Inc.*	159	1,134
Cell Therapeutics, Inc.*	578	1,110
Utah Medical Products, Inc.	19	1,086
Peregrine Pharmaceuticals, Inc.*	780	1,084
Synta Pharmaceuticals Corp.*	205	1,074
Verastem, Inc.*	94	1,072
Solta Medical, Inc.*	361	1,065
RTI Surgical, Inc.*	286	1,012
Chindex International, Inc.*	57	994
National Research Corp. — Class A*	52	979
Hyperion Therapeutics, Inc.*	48	971
PhotoMedex, Inc.*	74	958
Agios Pharmaceuticals, Inc.*	40	958
Stemline Therapeutics, Inc.*	47	921
Durata Therapeutics, Inc.*	72	921
BioDelivery Sciences International, Inc.*	156	919
Cytokinetics, Inc.*	140	910
Corcept Therapeutics, Inc.*	280	902
Tetraphase Pharmaceuticals, Inc.*	64	865
PTC Therapeutics, Inc.*	50	849
Bluebird Bio, Inc.*	40	839
Cytori Therapeutics, Inc.*	322	828
Cutera, Inc.*	78	794
Derma Sciences, Inc.*	73	790
Sunesis Pharmaceuticals, Inc.*	165	782
Merge Healthcare, Inc.*	334	775
ChemoCentryx, Inc.*	129	747
Alliance HealthCare Services, Inc.*	30	742
Addus HomeCare Corp.*	33	741
Accelerate Diagnostics, Inc.*	58	708
Biotime, Inc.*	194	698
Medical Action Industries, Inc.*	80	685
Sucampo Pharmaceuticals, Inc. —
Class A*	72	677
Epizyme, Inc.*	32	666
Alphatec Holdings, Inc.*	326	655
Arqule, Inc.*	304	654
Nanosphere, Inc.*	285	653
OncoGenex Pharmaceutical, Inc.*	77	642
SIGA Technologies, Inc.*	195	638
Harvard Bioscience, Inc.*	135	635
NeoGenomics, Inc.*	173	626
Targacept, Inc.*	146	606
Chimerix, Inc.*	40	604
OncoMed Pharmaceuticals, Inc.*	20	590
Aratana Therapeutics, Inc.*	30	573
Supernus Pharmaceuticals, Inc.*	74	558
Enanta Pharmaceuticals, Inc.*	20	546
Biolase, Inc.*	182	515
AVEO Pharmaceuticals, Inc.*	270	497
Fibrocell Science, Inc.*	120	487
Skilled Healthcare Group, Inc. — Class A*	99	476
Vical, Inc.*	394	465
Cornerstone Therapeutics, Inc.*	48	456
OvaScience, Inc.*	48	439
Alimera Sciences, Inc.*	90	424
MEI Pharma, Inc.*	50	401
Regulus Therapeutics, Inc.*	53	392
Amicus Therapeutics, Inc.*	158	371
Coronado Biosciences, Inc.*	139	366
Onconova Therapeutics, Inc.*	30	344
Cellular Dynamics International, Inc.*	20	330
TG Therapeutics, Inc.*	80	312
Esperion Therapeutics, Inc.*	20	275
KaloBios Pharmaceuticals, Inc.*	60	265
GTx, Inc.*	141	233
Pernix Therapeutics Holdings*	91	229
Enzon Pharmaceuticals, Inc.	189	219
USMD Holdings, Inc.*	10	201
Conatus Pharmaceuticals, Inc.*	30	194
Harvard Apparatus Regenerative
Technology, Inc.*	33	157
Total Health Care		1,125,725
ENERGY - 3.7%
Kodiak Oil & Gas Corp.*	1,371	15,368
Rosetta Resources, Inc.*	319	15,324
Targa Resources Corp.	169	14,900
SemGroup Corp. — Class A	221	14,416
Bristow Group, Inc.	186	13,960
Helix Energy Solutions Group, Inc.*	549	12,725
CARBO Ceramics, Inc.	105	12,236
Western Refining, Inc.	278	11,791
Energy XXI Bermuda Ltd.	415	11,229
Scorpio Tankers, Inc.	951	11,212
Exterran Holdings, Inc.*	298	10,192
PDC Energy, Inc.*	188	10,005
SEACOR Holdings, Inc.*	108	9,850
Carrizo Oil & Gas, Inc.*	206	9,223
Stone Energy Corp.*	260	8,993
Crosstex Energy, Inc.	246	8,895
Alpha Natural Resources, Inc.*	1,139	8,132
Bonanza Creek Energy, Inc.*	155	6,738
Bill Barrett Corp.*	249	6,668
Delek US Holdings, Inc.	190	6,538
Magnum Hunter Resources Corp.*	882	6,447
Gulfmark Offshore, Inc. — Class A	136	6,410
Key Energy Services, Inc.*	788	6,225
Geospace Technologies Corp.*	64	6,069
Forum Energy Technologies, Inc.*	209	5,906
Diamondback Energy, Inc.*	111	5,867
Cloud Peak Energy, Inc.*	317	5,706
Matador Resources Co.*	297	5,536
C&J Energy Services, Inc.*	237	5,475
Newpark Resources, Inc.*	440	5,408
Hercules Offshore, Inc.*	828	5,408
Parker Drilling Co.*	617	5,016
TETRA Technologies, Inc.*	401	4,956
Arch Coal, Inc.	1,097	4,882
Northern Oil and Gas, Inc.*	323	4,868
Ship Finance International Ltd.	291	4,767
Sanchez Energy Corp.*	192	4,706
Rex Energy Corp.*	237	4,671
Halcon Resources Corp.*,1	1,194	4,609

118 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Comstock Resources, Inc.	251	$4,591
Clean Energy Fuels Corp.*	351	4,521
EPL Oil & Gas, Inc.*	157	4,475
EXCO Resources, Inc.	698	3,706
Contango Oil & Gas Co.*	77	3,639
Clayton Williams Energy, Inc.*	42	3,442
Matrix Service Co.*	140	3,426
Approach Resources, Inc.*	177	3,414
Era Group, Inc.*	108	3,333
Nordic American Tankers Ltd.	343	3,327
RigNet, Inc.*	68	3,259
Resolute Energy Corp.*	353	3,188
PHI, Inc.*	72	3,125
Swift Energy Co.*	231	3,119
Tesco Corp.*	151	2,987
Triangle Petroleum Corp.*	346	2,879
W&T Offshore, Inc.	178	2,848
Goodrich Petroleum Corp.*	163	2,774
Athlon Energy, Inc.*	90	2,723
Solazyme, Inc.*	243	2,646
Penn Virginia Corp.*	280	2,640
Pioneer Energy Services Corp.*	324	2,595
Green Plains Renewable Energy, Inc.	132	2,559
Basic Energy Services, Inc.*	154	2,430
Synergy Resources Corp.*	257	2,380
ION Geophysical Corp.*	685	2,261
GasLog Ltd.	131	2,239
Emerald Oil, Inc.*	292	2,237
Forest Oil Corp.*	612	2,209
Vaalco Energy, Inc.*	300	2,067
Rentech, Inc.*	1,167	2,042
Quicksilver Resources, Inc.*	644	1,977
Alon USA Energy, Inc.	119	1,968
Gastar Exploration, Inc.*	284	1,965
Willbros Group, Inc.*	203	1,912
Vantage Drilling Co.*	1,036	1,906
Gulf Island Fabrication, Inc.	78	1,811
Natural Gas Services Group, Inc.*	61	1,682
Knightsbridge Tankers Ltd.	156	1,434
Abraxas Petroleum Corp.*	425	1,394
Callon Petroleum Co.*	210	1,371
Renewable Energy Group, Inc.*	118	1,352
Dawson Geophysical Co.*	39	1,319
Endeavour International Corp.*	246	1,292
PetroQuest Energy, Inc.*	293	1,266
Mitcham Industries, Inc.*	71	1,257
Westmoreland Coal Co.*	65	1,254
REX American Resources Corp.*	28	1,252
Teekay Tankers Ltd. — Class A	317	1,246
Warren Resources, Inc.*	375	1,178
Bolt Technology Corp.	52	1,145
Midstates Petroleum Company, Inc.*	170	1,125
Miller Energy Resources, Inc.*	159	1,119
Evolution Petroleum Corp.	90	1,111
BPZ Resources, Inc.*	608	1,107
Panhandle Oil and Gas, Inc. — Class A	32	1,069
FX Energy, Inc.*	280	1,025
Cal Dive International, Inc.*	507	1,019
Equal Energy Ltd.	190	1,015
Frontline Ltd.*	270	1,010
Adams Resources & Energy, Inc.	14	959
Uranium Energy Corp.*	446	892
Jones Energy, Inc. — Class A*	60	869
Ur-Energy, Inc.*	620	856
Apco Oil and Gas International, Inc.*	54	842
Amyris, Inc.*	131	693
TGC Industries, Inc.	83	606
Isramco, Inc.*	4	508
KiOR, Inc. — Class A*	231	388
Hallador Energy Co.	42	339
L&L Energy, Inc.*,††	158	265
Global Geophysical Services, Inc.*	125	201
ZaZa Energy Corp.*	191	183
Total Energy		461,590
MATERIALS - 3.4%
PolyOne Corp.	515	18,206
Axiall Corp.	356	16,889
Chemtura Corp.*	507	14,156
HB Fuller Co.	264	13,739
Louisiana-Pacific Corp.*	725	13,420
Sensient Technologies Corp.	261	12,664
Commercial Metals Co.	603	12,259
Olin Corp.	413	11,914
KapStone Paper and Packaging Corp.*	210	11,732
Worthington Industries, Inc.	271	11,404
Minerals Technologies, Inc.	177	10,632
Graphic Packaging Holding Co.*	1,089	10,455
Balchem Corp.	152	8,922
SunCoke Energy, Inc.*	356	8,120
Schweitzer-Mauduit International, Inc.	157	8,081
Texas Industries, Inc.*	112	7,704
Stillwater Mining Co.*	616	7,602
Kaiser Aluminum Corp.	102	7,165
Berry Plastics Group, Inc.*	285	6,780
Stepan Co.	102	6,694
PH Glatfelter Co.	227	6,274
Clearwater Paper Corp.*	116	6,090
Globe Specialty Metals, Inc.	331	5,961
OM Group, Inc.*	162	5,898
AK Steel Holding Corp.*	708	5,806
Calgon Carbon Corp.*	277	5,698
Resolute Forest Products, Inc.*	355	5,687
Innophos Holdings, Inc.	117	5,686
Coeur Mining, Inc.*	524	5,685
Innospec, Inc.	122	5,639
A. Schulman, Inc.	159	5,606
RTI International Metals, Inc.*	160	5,474
Walter Energy, Inc.	320	5,322
Hecla Mining Co.	1,713	5,276
AMCOL International Corp.	147	4,995
Flotek Industries, Inc.*	246	4,937
Quaker Chemical Corp.	64	4,932
Ferro Corp.*	374	4,798
Koppers Holdings, Inc.	103	4,712
Schnitzer Steel Industries, Inc. — Class A	137	4,476

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 119

SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Intrepid Potash, Inc.*	280	$4,436
Molycorp, Inc.*	760	4,271
Deltic Timber Corp.	62	4,212
LSB Industries, Inc.*	94	3,856
Kraton Performance Polymers, Inc.*	167	3,849
US Silica Holdings, Inc.	111	3,786
Headwaters, Inc.*	380	3,720
Horsehead Holding Corp.*	229	3,712
Tredegar Corp.	127	3,659
Haynes International, Inc.	63	3,480
American Vanguard Corp.	143	3,473
Neenah Paper, Inc.	81	3,464
Wausau Paper Corp.	258	3,271
Myers Industries, Inc.	149	3,147
Materion Corp.	101	3,116
Advanced Emissions Solutions, Inc.*	53	2,874
Century Aluminum Co.*	264	2,761
Zoltek Companies, Inc.*	143	2,395
OMNOVA Solutions, Inc.*	242	2,205
Zep, Inc.	120	2,179
Hawkins, Inc.	53	1,971
Allied Nevada Gold Corp.*	530	1,881
FutureFuel Corp.	115	1,817
Boise Cascade Co.*	60	1,769
Taminco Corp.*	84	1,698
US Concrete, Inc.*	75	1,697
Landec Corp.*	139	1,685
Universal Stainless & Alloy Products, Inc.*	41	1,478
AM Castle & Co.*	94	1,388
Olympic Steel, Inc.	47	1,362
Arabian American Development Co.*	105	1,318
American Pacific Corp.*	32	1,192
Chase Corp.	32	1,130
AEP Industries, Inc.*	18	951
KMG Chemicals, Inc.	48	811
Gold Resource Corp.	171	775
UFP Technologies, Inc.*	29	731
Handy & Harman Ltd.*	28	678
Paramount Gold and Silver Corp.*	717	668
Penford Corp.*	50	643
Noranda Aluminum Holding Corp.	177	582
Marrone Bio Innovations, Inc.*	30	533
Midway Gold Corp.*	575	466
United States Lime & Minerals, Inc.*	7	428
General Moly, Inc.*	297	398
GSE Holding, Inc.*	44	91
Total Materials		423,497
CONSUMER STAPLES - 2.6%
United Natural Foods, Inc.*	255	19,224
Rite Aid Corp.*	3,770	19,076
Hain Celestial Group, Inc.*	198	17,975
Casey’s General Stores, Inc.	196	13,769
Darling International, Inc.*	613	12,799
Harris Teeter Supermarkets, Inc.	256	12,634
TreeHouse Foods, Inc.*	183	12,613
PriceSmart, Inc.	102	11,785
Boston Beer Company, Inc. — Class A*	44	10,638
B&G Foods, Inc. — Class A	271	9,190
Andersons, Inc.	100	8,917
Sanderson Farms, Inc.	116	8,390
Post Holdings, Inc.*	167	8,228
Lancaster Colony Corp.	93	8,198
Spectrum Brands Holdings, Inc.	110	7,760
SUPERVALU, Inc.*	1,041	7,589
Snyders-Lance, Inc.	246	7,065
J&J Snack Foods Corp.	77	6,821
Universal Corp.	121	6,606
Susser Holdings Corp.*	98	6,418
WD-40 Co.	81	6,049
Fresh Del Monte Produce, Inc.	192	5,434
Vector Group Ltd.	324	5,304
Pilgrim’s Pride Corp.*	318	5,168
Boulder Brands, Inc.*	304	4,821
Elizabeth Arden, Inc.*	135	4,786
Cal-Maine Foods, Inc.	79	4,758
Spartan Stores, Inc.	193	4,696
Tootsie Roll Industries, Inc.	103	3,352
Annie’s, Inc.*	74	3,185
Inter Parfums, Inc.	85	3,044
Weis Markets, Inc.	57	2,996
Diamond Foods, Inc.*	115	2,972
Chiquita Brands International, Inc.*	237	2,773
Chefs’ Warehouse, Inc.*	87	2,537
USANA Health Sciences, Inc.*	33	2,494
Coca-Cola Bottling Company Consolidated	31	2,268
Harbinger Group, Inc.*	171	2,026
Calavo Growers, Inc.	66	1,997
Pantry, Inc.*	118	1,980
Natural Grocers by Vitamin Cottage, Inc.*	46	1,953
Medifast, Inc.*	72	1,881
Ingles Markets, Inc. — Class A	65	1,762
Fairway Group Holdings Corp.*	84	1,522
Limoneira Co.	56	1,489
Central Garden and Pet Co. — Class A*	218	1,472
Alliance One International, Inc.*	453	1,382
Revlon, Inc. — Class A*	54	1,348
Seneca Foods Corp. — Class A*	42	1,339
Omega Protein Corp.*	106	1,303
Roundy’s, Inc.	129	1,272
Arden Group, Inc. — Class A	10	1,265
Nuverra Environmental Solutions, Inc.*	75	1,258
National Beverage Corp.*	62	1,250
Nutraceutical International Corp.*	44	1,178
Orchids Paper Products Co.	33	1,084
John B Sanfilippo & Son, Inc.	43	1,061
Nature’s Sunshine Products, Inc.	60	1,039
Inventure Foods, Inc.*	77	1,021
Craft Brew Alliance, Inc.*	61	1,002
Star Scientific, Inc.*,1	857	994
Oil-Dri Corporation of America	26	984
Farmer Bros Co.*	42	977
Lifevantage Corp.*	586	967
Female Health Co.	110	935
Village Super Market, Inc. — Class A	30	930
Synutra International, Inc.*	89	790

120 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Alico, Inc.	19	$739
Griffin Land & Nurseries, Inc.	17	567
Lifeway Foods, Inc.	24	384
Total Consumer Staples		323,483
UTILITIES - 2.1%
Cleco Corp.	313	14,592
IDACORP, Inc.	263	13,634
Southwest Gas Corp.	243	13,586
UNS Energy Corp.	216	12,928
Piedmont Natural Gas Company, Inc.	386	12,800
Black Hills Corp.	232	12,182
Portland General Electric Co.	387	11,687
UIL Holdings Corp.	295	11,431
Dynegy, Inc.*	514	11,062
WGL Holdings, Inc.	265	10,616
ALLETE, Inc.	210	10,475
New Jersey Resources Corp.	219	10,127
PNM Resources, Inc.	408	9,841
South Jersey Industries, Inc.	162	9,066
Avista Corp.	314	8,852
NorthWestern Corp.	197	8,534
Laclede Group, Inc.	173	7,878
El Paso Electric Co.	209	7,338
MGE Energy, Inc.	124	7,180
Northwest Natural Gas Co.	142	6,080
American States Water Co.	200	5,745
California Water Service Group	241	5,559
Otter Tail Corp.	188	5,503
Empire District Electric Co.	216	4,901
NRG Yield, Inc. — Class A	120	4,801
Chesapeake Utilities Corp.	48	2,881
Ormat Technologies, Inc.	96	2,612
SJW Corp.	82	2,443
Atlantic Power Corp.	617	2,147
Unitil Corp.	70	2,134
Connecticut Water Service, Inc.	56	1,989
Middlesex Water Co.	80	1,675
York Water Co.	64	1,340
Consolidated Water Company Ltd.	77	1,086
Artesian Resources Corp. — Class A	41	941
Delta Natural Gas Company, Inc.	40	895
Genie Energy Ltd. — Class B*	68	694
Pure Cycle Corp.*	90	570
Total Utilities		257,805
TELECOMMUNICATION SERVICES - 0.5%
Cogent Communications Group, Inc.	242	9,779
Leap Wireless International, Inc.*	276	4,802
Consolidated Communications
Holdings, Inc.	206	4,045
Cincinnati Bell, Inc.*	1,072	3,816
8x8, Inc.*	366	3,719
Shenandoah Telecommunications Co.	122	3,132
Premiere Global Services, Inc.*	254	2,944
Vonage Holdings Corp.*	800	2,664
Atlantic Tele-Network, Inc.	43	2,433
NII Holdings, Inc.*	884	2,431
inContact, Inc.*	272	2,124
Iridium Communications, Inc.*	334	2,091
Inteliquent, Inc.	164	1,873
General Communication, Inc. — Class A*	158	1,762
Lumos Networks Corp.	83	1,743
NTELOS Holdings Corp.	80	1,618
Hawaiian Telcom Holdco, Inc.*	55	1,615
USA Mobility, Inc.	111	1,585
IDT Corp. — Class B	81	1,447
Fairpoint Communications, Inc.*	113	1,278
ORBCOMM, Inc.*	188	1,192
magicJack VocalTec Ltd.*	95	1,132
Towerstream Corp.*	341	1,009
HickoryTech Corp.	78	1,001
Cbeyond, Inc.*	137	945
Boingo Wireless, Inc.*	94	603
Straight Path Communications,
Inc. — Class B*	41	336
Total Telecommunication Services		63,119
Total Common Stocks
(Cost $5,329,839)		8,571,471
WARRANTS†† - 0.0%
Tejon Ranch Co.
$10.50, 08/31/16*,†	17	91
Magnum Hunter Resources Corp.
$8.50, 04/15/16*	113	—
Total Warrants
(Cost $95)		91
RIGHTS†† - 0.0%
Cubist Pharmaceuticals, Inc.
Expires 10/15/15*,†	319	431
EXCO Resources Inc.
Expires 01/09/14*,†	173	28
Omthera Pharmaceuticals, Inc.
Expires 12/31/20*	37	22
Total Rights
(Cost $608)		481

	Face
	Amount
REPURCHASE AGREEMENTS††,2 - 57.0%
Credit Suisse Group
issued 12/31/13 at 0.00%
due 01/02/14[3]	$2,691,574	2,691,574
Deutsche Bank
issued 12/31/13 at 0.01%
due 01/02/14	1,485,806	1,485,806
HSBC Group
issued 12/31/13 at 0.01%
due 01/02/14	1,485,806	1,485,806
Mizuho Financial Group, Inc.
issued 12/31/13 at 0.01%
due 01/02/14	1,479,085	1,479,085
Total Repurchase Agreements
(Cost $7,142,271)		7,142,271

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 121

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2013
RUSSELL 2000® 1.5x STRATEGY FUND

	Face
	Amount	Value

SECURITIES LENDING COLLATERAL††,4 - 0.1%
Repurchase Agreements
HSBC Securities, Inc.
issued 12/31/13 at 0.01%
due 01/02/14	$7,792	$7,792
Deutsche Bank Securities, Inc.
issued 12/31/13 at 0.02%
due 01/02/14	1,148	1,148
Total Securities Lending Collateral
(Cost $8,940)		8,940
Total Investments - 125.6%
(Cost $12,481,753)		$15,723,254
Other Assets & Liabilities, net - (25.6)%		(3,202,401)
Total Net Assets - 100.0%		$12,520,853

		Unrealized
	Contracts	Gain

EQUITY FUTURES CONTRACTS PURCHASED†
March 2014 Russell 2000 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $232,120)	2	$6,927

	Units
EQUITY INDEX SWAP AGREEMENTS††
Barclays Bank plc
January 2014 Russell 2000 Index Swap,
Terminating 01/31/14[5]
(Notional Value $4,919,724)	4,228	$13,389
Credit Suisse Capital, LLC
January 2014 Russell 2000 Index Swap,
Terminating 01/28/14[5]
(Notional Value $3,900,485)	3,352	4,780
Goldman Sachs International
January 2014 Russell 2000 Index Swap,
Terminating 01/28/14[5]
(Notional Value $1,154,146)	992	2,534
(Total Notional Value
$9,974,355)		$20,703

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2013 — See Note 10.
[2]	Repurchase Agreements — See Note 5.

[3]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2013.
[4]	Securities lending collateral — See Note 10.

[5]	Total Return based on Russell 2000 Index +/- financing at a variable rate. plc — Public Limited Company

REIT — Real Estate Investment Trust

122 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 2013

Assets:
Investments, at value - including $8,099 of securities loaned
(cost $5,330,542)	$8,572,043
Repurchase agreements, at value
(cost $7,151,211)	7,151,211
Total investments
(cost $12,481,753)	15,723,254
Segregated cash with broker	533,100
Unrealized appreciation on swap agreements	20,703
Receivable for swap settlement	6,175
Receivables:
Fund shares sold	115,773
Dividends	10,600
Securities sold	7,438
Variation margin	7,435
Interest and securities lending income	210
Total assets	16,424,688
Liabilities:
Payable for:
Fund shares redeemed	3,853,936
Management fees	11,343
Upon return of securities loaned	8,940
Transfer agent and administrative fees	3,151
Investor service fees	3,151
Portfolio accounting fees	1,260
Miscellaneous	22,054
Total liabilities	3,903,835
Net assets	$12,520,853
Net assets consist of:
Paid in capital	$15,011,846
Accumulated net investment loss	(5,518)
Accumulated net realized loss on investments	(5,754,606)
Net unrealized appreciation on investments	3,269,131
Net assets	$12,520,853
Capital shares outstanding	241,862
Net asset value per share	$51.77

STATEMENT OF
OPERATIONS

Year Ended December 31, 2013

Investment Income:
Dividends (net of foreign withholding tax of $126)	$126,652
Income from securities lending, net	2,087
Interest	1,686
Total investment income	130,425

Expenses:
Management fees	126,019
Transfer agent and administrative fees	35,005
Investor service fees	35,005
Portfolio accounting fees	14,002
Professional fees	12,502
Custodian fees	1,604
Trustees’ fees*	1,318
Line of credit interest expense	24
Miscellaneous	17,523
Total expenses	243,002
Net investment loss	(112,577)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	507,702
Swap agreements	2,854,788
Futures contracts	288,382
Foreign currency	4
Net realized gain	3,650,876
Net change in unrealized appreciation (depreciation) on:
Investments	2,183,197
Swap agreements	(80,472)
Futures contracts	488
Net change in unrealized appreciation (depreciation)	2,103,213
Net realized and unrealized gain	5,754,089
Net increase in net assets resulting from operations	$5,641,512

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 123

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	December 31,	December 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(112,577)	$(59,176)
Net realized gain on investments	3,650,876	360,240
Net change in unrealized appreciation (depreciation) on investments	2,103,213	1,134,798
Net increase in net assets resulting from operations	5,641,512	1,435,862

Capital share transactions:
Proceeds from sale of shares	115,103,447	82,816,129
Cost of shares redeemed	(117,544,076)	(85,953,713)
Net decrease from capital share transactions	(2,440,629)	(3,137,584)
Net increase (decrease) in net assets	3,200,883	(1,701,722)

Net assets:
Beginning of year	9,319,970	11,021,692
End of year	$12,520,853	$9,319,970
(Accumulated)/Undistributed net investment (loss)/gain at end of year	$(5,518)	$387

Capital share activity:
Shares sold	2,723,884	2,721,601
Shares redeemed	(2,767,517)	(2,848,206)
Net decrease in shares	(43,633)	(126,605)

124 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$32.64	$26.75	$30.45	$22.08	$16.57
Income (loss) from investment operations:
Net investment loss[a]	(.34)	(.16)	(.45)	(.27)	(.14)
Net gain (loss) on investments (realized and unrealized)	19.47	6.05	(3.25)	8.64	5.65
Total from investment operations	19.13	5.89	(3.70)	8.37	5.51
Net asset value, end of period	$51.77	$32.64	$26.75	$30.45	$22.08

Total Return[b]	58.56%	22.10%	(12.18%)	37.85%	33.31%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,521	$9,320	$11,022	$17,286	$10,587
Ratios to average net assets:
Net investment loss	(0.80%)	(0.53%)	(1.49%)	(1.11%)	(0.83%)
Total expenses	1.74%	1.81%	1.81%	1.74%	1.74%
Portfolio turnover rate	352%	361%	65%	249%	376%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 125

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2013

INVERSE RUSSELL 2000® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the year ended December 31, 2013, Inverse Russell 2000® Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the Russell 2000 Index. Inverse Russell 2000® Strategy Fund returned -30.85% while the Russell 2000 Index returned 38.82% over the same time period.

Among sectors, the biggest performance contributors to the underlying index during the period were Financials and Information Technology. No sector detracted from performance, but Telecommunications Services and Utilities contributed least.

Isis Pharmaceuticals, Inc., CoStar Group, Inc. and Alnylam Pharmaceuticals, Inc. were the largest contributors to performance of the underlying index for the year. Coeur Mining, Inc., Atlantic Power Corp. and Hecla Mining Co. were the leading detractors from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

126 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*,†

Average Annual Returns

Periods Ended December 31, 2013*,†

			Since
			Inception
	1 Year	5 Year	(05/03/04)
Inverse Russell 2000® Strategy Fund	-30.85%	-23.97%	-13.58%
Russell 2000 Index	38.82%	20.08%	9.19%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 127

SCHEDULE OF INVESTMENTS	December 31, 2013
INVERSE RUSSELL 2000® STRATEGY FUND

	Face
	Amount	Value
FEDERAL AGENCY DISCOUNT NOTES†† - 48.4%
Federal Farm Credit Bank[1]
0.03% due 01/10/14	$500,000	$499,996
Federal Home Loan Bank[1]
0.07% due 02/21/14	500,000	499,950
Total Federal Agency Discount Notes
(Cost $999,946)		999,946
REPURCHASE AGREEMENTS††,2 - 45.8%
Credit Suisse Group
issued 12/31/13 at 0.00%
due 01/02/14[3]	447,252	447,252
Deutsche Bank
issued 12/31/13 at 0.01%
due 01/02/14	166,546	166,546
HSBC Group
issued 12/31/13 at 0.01%
due 01/02/14	166,546	166,546
Mizuho Financial Group, Inc.
issued 12/31/13 at 0.01%
due 01/02/14	165,793	165,793
Total Repurchase Agreements
(Cost $946,137)		946,137
Total Investments - 94.2%
(Cost $1,946,083)		$1,946,083
Other Assets & Liabilities, net - 5.8%		119,897
Total Net Assets - 100.0%		$2,065,980

		Unrealized
	Contracts	Loss
EQUITY FUTURES CONTRACTS SOLD SHORT†
March 2014 Russell 2000 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $464,240)	4	$(2,348)

	Units
EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Goldman Sachs International
January 2014 Russell 2000 Index Swap,
Terminating 01/28/14[4]
(Notional Value $245,318)	211	$(320)
Credit Suisse Capital, LLC
January 2014 Russell 2000 Index Swap,
Terminating 01/28/14[4]
(Notional Value $777,560)	668	(926)
Barclays Bank plc
January 2014 Russell 2000 Index Swap,
Terminating 01/31/14[4]
(Notional Value $600,156)	516	(1,612)
(Total Notional Value
$1,623,034)		$(2,858)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.

[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[2]	Repurchase Agreements — See Note 5.
[3]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2013.

[4]	Total Return based on Russell 2000 Index +/- financing at a variable rate. plc — Public Limited Company

128 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENT OF ASSETS
AND LIABILITIES

December 31, 2013

Assets:
Investments, at value
(cost $999,946)	$999,946
Repurchase agreements, at value
(cost $946,137)	946,137
Total investments
(cost $1,946,083)	1,946,083
Segregated cash with broker	57,200
Receivable for swap settlement	888
Receivables:
Fund shares sold	86,901
Total assets	2,091,072
Liabilities:
Unrealized depreciation on swap agreements	2,858
Payable for:
Fund shares redeemed	12,165
Management fees	2,071
Variation margin	1,600
Transfer agent and administrative fees	575
Investor service fees	575
Portfolio accounting fees	230
Miscellaneous	5,018
Total liabilities	25,092
Net assets	$2,065,980
Net assets consist of:
Paid in capital	$5,008,817
Undistributed net investment income	—
Accumulated net realized loss on investments	(2,937,631)
Net unrealized depreciation on investments	(5,206)
Net assets	$2,065,980
Capital shares outstanding†	63,495
Net asset value per share†	$32.54

STATEMENT OF
OPERATIONS

Year Ended December 31, 2013

Investment Income:
Interest	$1,357
Total investment income	1,357

Expenses:
Management fees	28,083
Transfer agent and administrative fees	7,801
Investor service fees	7,801
Portfolio accounting fees	3,120
Trustees’ fees*	373
Custodian fees	365
Miscellaneous	6,653
Total expenses	54,196
Net investment loss	(52,839)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	(1,000,569)
Futures contracts	(298,059)
Net realized loss	(1,298,628)
Net change in unrealized appreciation (depreciation) on:
Swap agreements	38,924
Futures contracts	927
Net change in unrealized appreciation (depreciation)	39,851
Net realized and unrealized loss	(1,258,777)
Net decrease in net assets resulting from operations	$(1,311,616)

†	Reverse share split — The shares outstanding and net asset value per share have been restated to reflect a 1:3 reverse share split effective January 24, 2014. See Note 13 in Notes to Financial Statements.

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 129

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(52,839)	$(70,428)
Net realized loss on investments	(1,298,628)	(982,242)
Net change in unrealized appreciation (depreciation) on investments	39,851	(68,900)
Net decrease in net assets resulting from operations	(1,311,616)	(1,121,570)

Capital share transactions:
Proceeds from sale of shares	78,340,122	114,252,491
Cost of shares redeemed	(78,708,662)	(114,219,887)
Net increase (decrease) from capital share transactions	(368,540)	32,604
Net decrease in net assets	(1,680,156)	(1,088,966)

Net assets:
Beginning of year	3,746,136	4,835,102
End of year	$2,065,980	$3,746,136
Undistributed net investment income at end of year	$—	$—

Capital share activity:*
Shares sold	2,034,518	2,226,851
Shares redeemed	(2,050,618)	(2,231,319)
Net decrease in shares	(16,100)	(4,468)

*	Reverse share split — Capital share activity for the years ended December 31, 2013 and 2012 has been restated to reflect a 1:3 reverse share split effective January 24, 2014. See Note 13 in Notes to Financial Statements.

130 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013[c]	2012[c]	2011[c]	2010[c]	2009[c]
Per Share Data
Net asset value, beginning of period	$47.06	$57.52	$62.25	$86.02	$128.10
Income (loss) from investment operations:
Net investment loss[a]	(.66)	(.90)	(1.08)	(1.23)	(1.68)
Net loss on investments (realized and unrealized)	(13.86)	(9.56)	(3.65)	(22.54)	(40.40)
Total from investment operations	(14.52)	(10.46)	(4.73)	(23.77)	(42.08)
Net asset value, end of period	$32.54	$47.06	$57.52	$62.25	$86.02

Total Return[b]	(30.85%)	(18.15%)	(7.61%)	(27.62%)	(32.86%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,066	$3,746	$4,835	$5,647	$11,433
Ratios to average net assets:
Net investment loss	(1.69%)	(1.77%)	(1.77%)	(1.58%)	(1.60%)
Total expenses	1.74%	1.88%	1.82%	1.73%	1.73%
Portfolio turnover rate	—	—	—	—	—

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Reverse share split — Per share amounts for the period December 31, 2009 through December 31, 2013 have been restated to reflect a 1:3 reverse share split effective January 24, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 131

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2013

DOW 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the Dow Jones Industrial AverageSM (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the year ended December 31, 2013, Dow 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the Dow Jones Industrial Average Index. Dow 2x Strategy Fund gained 62.70% while the Dow Jones Industrial Average Index rose 29.65% over the same time period.

Financials and Industrials contributed most to performance of the underlying index during the year. No sector detracted from return, but Telecommunications Services and Materials contributed least to performance for the year.

Visa, Inc. Class A, The Boeing Co. and Goldman Sachs Group, Inc. contributed most to performance of the underlying index for the year. None detracted from performance, but International Business Machines Corp., Caterpillar, Inc. and Cisco Systems, Inc. contributed least to performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Visa, Inc. — Class A	4.6%
International Business Machines Corp.	3.9%
Goldman Sachs Group, Inc.	3.7%
3M Co.	2.9%
Boeing Co.	2.8%
Chevron Corp.	2.6%
United Technologies Corp.	2.4%
Exxon Mobil Corp.	2.1%
McDonald’s Corp.	2.0%
Johnson & Johnson	1.9%
Top Ten Total	28.9%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

132 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*,†

Average Annual Returns

Periods Ended December 31, 2013*,†

			Since
			Inception
	1 Year	5 Year	(05/03/04)
Dow 2x Strategy Fund	62.70%	28.80%	7.45%
Dow Jones Industrial Average Index	29.65%	16.74%	7.79%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones Industrial Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 133

SCHEDULE OF INVESTMENTS	December 31, 2013
DOW 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 53.4%

INDUSTRIALS - 10.6%
3M Co.	4,911	$688,768
Boeing Co.	4,911	670,302
United Technologies Corp.	4,911	558,872
Caterpillar, Inc.	4,911	445,968
General Electric Co.	4,911	137,655
Total Industrials		2,501,565
INFORMATION TECHNOLOGY - 10.3%
Visa, Inc. — Class A	4,910	1,093,358
International Business Machines Corp.	4,911	921,156
Microsoft Corp.	4,911	183,819
Intel Corp.	4,911	127,490
Cisco Systems, Inc.	4,911	110,252
Total Information Technology		2,436,075
FINANCIALS - 8.6%
Goldman Sachs Group, Inc.	4,910	870,347
American Express Co.	4,911	445,575
Travelers Companies, Inc.	4,911	444,642
JPMorgan Chase & Co.	4,911	287,195
Total Financials		2,047,759
CONSUMER DISCRETIONARY - 6.9%
McDonald’s Corp.	4,911	476,515
Home Depot, Inc.	4,911	404,372
NIKE, Inc. — Class B	4,910	386,122
Walt Disney Co.	4,911	375,200
Total Consumer Discretionary		1,642,209
HEALTH CARE - 5.1%
Johnson & Johnson	4,911	449,798
UnitedHealth Group, Inc.	4,911	369,798
Merck & Company, Inc.	4,911	245,796
Pfizer, Inc.	4,911	150,424
Total Health Care		1,215,816
ENERGY - 4.7%
Chevron Corp.	4,911	613,433
Exxon Mobil Corp.	4,911	496,993
Total Energy		1,110,426
CONSUMER STAPLES - 4.2%
Procter & Gamble Co.	4,911	399,805
Wal-Mart Stores, Inc.	4,911	386,447
Coca-Cola Co.	4,911	202,873
Total Consumer Staples		989,125
TELECOMMUNICATION SERVICES - 1.7%
Verizon Communications, Inc.	4,911	241,326
AT&T, Inc.	4,911	172,671
Total Telecommunication Services		413,997
MATERIALS - 1.3%
EI du Pont de Nemours & Co.	4,911	319,068
Total Common Stocks
(Cost $11,086,259)		12,676,040

	Face
	Amount
REPURCHASE AGREEMENTS††,1 - 30.9%
Credit Suisse Group
issued 12/31/13 at 0.00%
due 01/02/14[2]	$2,820,718	2,820,718
Deutsche Bank
issued 12/31/13 at 0.01%
due 01/02/14	1,506,588	1,506,588
HSBC Group
issued 12/31/13 at 0.01%
due 01/02/14	1,506,588	1,506,588
Mizuho Financial Group, Inc.
issued 12/31/13 at 0.01%
due 01/02/14	1,499,772	1,499,772
Total Repurchase Agreements
(Cost $7,333,666)		7,333,666
Total Investments - 84.3%
(Cost $18,419,925)		$20,009,706
Other Assets & Liabilities, net - 15.7%		3,717,280
Total Net Assets - 100.0%		$23,726,986

134 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2013
DOW 2x STRATEGY FUND

		Unrealized
	Contracts	Gain

EQUITY FUTURES CONTRACTS PURCHASED†
March 2014 Dow Jones
Industrial Average Index
Mini Futures Contracts
(Aggregate Value of
Contracts $11,898,000)	144	$321,755

	Units
EQUITY INDEX SWAP AGREEMENTS††
Barclays Bank plc
January 2014 Dow Jones Industrial
Average Index Swap,
Terminating 01/31/14[3]
(Notional Value $15,118,172)	912	$65,608
Credit Suisse Capital, LLC
January 2014 Dow Jones Industrial
Average Index Swap,
Terminating 01/28/14[3]
(Notional Value $7,835,514)	473	45,919
(Total Notional Value
$22,953,686)		$111,527

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.
[2]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2013.

[3]	Total Return based on Dow Jones Industrial Average Index +/- financing at a variable rate.

 plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 135

DOW 2x STRATEGY FUND

STATEMENT OF ASSETS
AND LIABILITIES

December 31, 2013

Assets:
Investments, at value
(cost $11,086,259)	$12,676,040
Repurchase agreements, at value
(cost $7,333,666)	7,333,666
Total investments
(cost $18,419,925)	20,009,706
Segregated cash with broker	1,315,000
Unrealized appreciation on swap agreements	111,527
Receivables:
Fund shares sold	2,299,203
Variation margin	37,571
Dividends	10,952
Total assets	23,783,959
Liabilities:
Payable for:
Management fees	15,290
Fund shares redeemed	5,042
Transfer agent and administrative fees	4,247
Investor service fees	4,247
Portfolio accounting fees	1,699
Swap settlement	98
Miscellaneous	26,350
Total liabilities	56,973
Net assets	$23,726,986
Net assets consist of:
Paid in capital	$19,839,662
Undistributed net investment income	—
Accumulated net realized gain on investments	1,864,261
Net unrealized appreciation on investments	2,023,063
Net assets	$23,726,986
Capital shares outstanding	139,591
Net asset value per share	$169.97

STATEMENT OF
OPERATIONS

Year Ended December 31, 2013

Investment Income:
Dividends	$268,420
Interest	2,387
Total investment income	270,807

Expenses:
Management fees	171,368
Transfer agent and administrative fees	47,602
Investor service fees	47,602
Portfolio accounting fees	19,040
Professional fees	17,098
Custodian fees	2,185
Trustees’ fees*	1,763
Line of credit interest expense	125
Miscellaneous	19,969
Total expenses	326,752
Net investment loss	(55,945)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,642,743
Swap agreements	5,401,728
Futures contracts	937,248
Net realized gain	7,981,719
Net change in unrealized appreciation (depreciation) on:
Investments	1,111,710
Swap agreements	(134,114)
Futures contracts	350,563
Net change in unrealized appreciation (depreciation)	1,328,159
Net realized and unrealized gain	9,309,878
Net increase in net assets resulting from operations	$9,253,933

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

136 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DOW 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(55,945)	$(40,785)
Net realized gain on investments	7,981,719	2,941,748
Net change in unrealized appreciation (depreciation) on investments	1,328,159	(162,995)
Net increase in net assets resulting from operations	9,253,933	2,737,968

Capital share transactions:
Proceeds from sale of shares	153,608,422	117,052,187
Cost of shares redeemed	(165,753,214)	(112,296,112)
Net increase (decrease) from capital share transactions	(12,144,792)	4,756,075
Net increase (decrease) in net assets	(2,890,859)	7,494,043

Net assets:
Beginning of year	26,617,845	19,123,802
End of year	$23,726,986	$26,617,845
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	1,147,993	1,155,001
Shares redeemed	(1,263,178)	(1,114,651)
Net increase (decrease) in shares	(115,185)	40,350

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 137

DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009[c]
Per Share Data
Net asset value, beginning of period	$104.48	$89.19	$81.76	$66.04	$48.25
Income (loss) from investment operations:
Net investment income (loss)[a]	(.40)	(.29)	(.14)	(.04)	.22
Net gain on investments (realized and unrealized)	65.89	15.58	7.57	16.25	17.57
Total from investment operations	65.49	15.29	7.43	16.21	17.79
Less distributions from:
Net investment income	—	—	—	(.49)	—
Total distributions	—	—	—	(.49)	—
Net asset value, end of period	$169.97	$104.48	$89.19	$81.76	$66.04

Total Return[b]	62.70%	17.15%	9.09%	24.58%	36.90%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,727	$26,618	$19,124	$14,642	$19,859
Ratios to average net assets:
Net investment income (loss)	(0.29%)	(0.29%)	(0.16%)	(0.05%)	0.48%
Total expenses	1.72%	1.75%	1.78%	1.73%	1.75%
Portfolio turnover rate	518%	999%	587%	129%	80%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Reverse share split — Per share amounts for the period January 1, 2009 through April 19, 2009 have been restated to reflect a 1:5 reverse share split effective April 20, 2009.

138 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE RYDEX FUNDS ANNUAL REPORT | 139

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2013

INVERSE DOW 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the Dow Jones Industrial AverageSM (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the year ended December 31, 2013, Inverse Dow 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the Dow Jones Industrial Average Index. Inverse Dow 2x Strategy Fund returned -43.89% while the Dow Jones Industrial Average Index rose 29.65% over the same time period.

Financials and Industrials contributed most to performance of the underlying index during the year. No sector detracted from return, but Telecommunications Services and Materials contributed least to performance for the year.

Visa, Inc. Class A, The Boeing Co. and Goldman Sachs Group, Inc. contributed most to performance of the underlying index for the year. None detracted from performance, but International Business Machines Corp., Caterpillar, Inc. and Cisco Systems, Inc. contributed least to performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

140 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*,†

Average Annual Returns

Periods Ended December 31, 2013*,†

			Since
			Inception
	1 Year	5 Year	(05/03/04)
Inverse Dow 2x Strategy Fund	-43.89%	-34.30%	-19.28%
Dow Jones Industrial Average Index	29.65%	16.74%	7.79%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones Industrial Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 141

SCHEDULE OF INVESTMENTS	December 31, 2013
INVERSE DOW 2x STRATEGY FUND

	Face
	Amount	Value

FEDERAL AGENCY DISCOUNT NOTES†† - 58.2%
Fannie Mae[1]
0.07% due 01/03/14	$1,000,000	$999,999
Federal Farm Credit Bank[2]
0.03% due 01/15/14	500,000	499,994
Total Federal Agency Discount Notes
(Cost $1,499,990)		1,499,993
REPURCHASE AGREEMENTS††,3 - 43.5%
Credit Suisse Group
issued 12/31/13 at 0.00%
due 01/02/14[4]	897,360	897,360
Deutsche Bank
issued 12/31/13 at 0.01%
due 01/02/14	74,822	74,822
HSBC Group
issued 12/31/13 at 0.01%
due 01/02/14	74,822	74,822
Mizuho Financial Group, Inc.
issued 12/31/13 at 0.01%
due 01/02/14	74,483	74,483
Total Repurchase Agreements
(Cost $1,121,487)		1,121,487
Total Investments - 101.7%
(Cost $2,621,477)		$2,621,480
Other Assets & Liabilities, net - (1.7)%		(44,006)
Total Net Assets - 100.0%		$2,577,474

		Unrealized
	Contracts	Loss
EQUITY FUTURES CONTRACTS SOLD SHORT†
March 2014 Dow Jones
Industrial Average Index
Mini Futures Contracts
(Aggregate Value of
Contracts $330,500)	4	$(1,906)

	Units
EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Barclays Bank plc
January 2014 Dow Jones
Industrial Average Index Swap,
Terminating 01/31/14[5]
(Notional Value $463,405)	28	$(2,021)
Credit Suisse Capital, LLC
January 2014 Dow Jones
Industrial Average Index Swap,
Terminating 01/28/14[5]
(Notional Value $4,389,167)	265	(25,722)
(Total Notional Value
$4,852,572)		$(27,743)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.

[1]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	Repurchase Agreements — See Note 5.
[4]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2013.

[5]	Total Return based on Dow Jones Industrial Average Index +/- financing at a variable rate. plc — Public Limited Company

142 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE DOW 2x STRATEGY FUND

STATEMENT OF ASSETS
AND LIABILITIES

December 31, 2013

Assets:
Investments, at value
(cost $1,499,990)	$1,499,993
Repurchase agreements, at value
(cost $1,121,487)	1,121,487
Total investments
(cost $2,621,477)	2,621,480
Segregated cash with broker	230,000
Receivable for swap settlement	98
Receivables:
Fund shares sold	39,153
Swap settlement	1,112
Total assets	2,891,843
Liabilities:
Unrealized depreciation on swap agreements	27,743
Payable for:
Fund shares redeemed	267,985
Variation margin	4,196
Management fees	3,132
Transfer agent and administrative fees	870
Investor service fees	870
Portfolio accounting fees	348
Miscellaneous	9,225
Total liabilities	314,369
Net assets	$2,577,474
Net assets consist of:
Paid in capital	$14,352,081
Undistributed net investment income	—
Accumulated net realized loss on investments	(11,744,961)
Net unrealized depreciation on investments	(29,646)
Net assets	$2,577,474
Capital shares outstanding†	59,173
Net asset value per share†	$43.56

STATEMENT OF
OPERATIONS

Year Ended December 31, 2013

Investment Income:
Interest	$2,733
Total investment income	2,733

Expenses:
Management fees	56,818
Transfer agent and administrative fees	15,783
Investor service fees	15,783
Portfolio accounting fees	6,313
Professional fees	5,611
Trustees’ fees*	833
Custodian fees	692
Miscellaneous	6,509
Total expenses	108,342
Net investment loss	(105,609)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	(2,944,841)
Futures contracts	(567,011)
Net realized loss	(3,511,852)
Net change in unrealized appreciation (depreciation) on:
Investments	(189)
Swap agreements	80,630
Futures contracts	(1,663)
Net change in unrealized appreciation (depreciation)	78,778
Net realized and unrealized loss	(3,433,074)
Net decrease in net assets resulting from operations	$(3,538,683)

†	Reverse share split — The shares outstanding and net asset value per share have been restated to reflect a 1:10 reverse share split effective January 24, 2014. See Note 13 in Notes to Financial Statements.

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 143

INVERSE DOW 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(105,609)	$(138,523)
Net realized loss on investments	(3,511,852)	(2,541,359)
Net change in unrealized appreciation (depreciation) on investments	78,778	(180,677)
Net decrease in net assets resulting from operations	(3,538,683)	(2,860,559)

Capital share transactions:
Proceeds from sale of shares	197,472,063	195,117,187
Cost of shares redeemed	(196,503,619)	(194,080,487)
Net increase from capital share transactions	968,444	1,036,700
Net decrease in net assets	(2,570,239)	(1,823,859)

Net assets:
Beginning of year	5,147,713	6,971,572
End of year	$2,577,474	$5,147,713
Undistributed net investment income at end of year	$—	$—

Capital share activity:*
Shares sold	3,523,713	2,317,948
Shares redeemed	(3,530,803)	(2,321,276)
Net decrease in shares	(7,090)	(3,328)

*	Reverse share split — Capital share activity for the years ended December 31, 2013 and 2012 has been restated to reflect a 1:10 reverse share split effective January 24, 2014. See Note 13 in Notes to Financial Statements.

144 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013[c]	2012[c]	2011[c]	2010[c]	2009[c]
Per Share Data
Net asset value, beginning of period	$77.69	$100.18	$137.41	$197.08	$356.13
Income (loss) from investment operations:
Net investment loss[a]	(.94)	(1.38)	(2.07)	(2.74)	(4.68)
Net loss on investments (realized and unrealized)	(33.19)	(21.11)	(35.16)	(56.93)	(154.37)
Total from investment operations	(34.13)	(22.49)	(37.23)	(59.67)	(159.05)
Net asset value, end of period	$43.56	$77.69	$100.18	$137.41	$197.08

Total Return[b]	(43.89%)	(22.46%)	(27.07%)	(30.29%)	(44.65%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,577	$5,148	$6,972	$15,045	$18,021
Ratios to average net assets:
Net investment loss	(1.67%)	(1.64%)	(1.73%)	(1.59%)	(1.61%)
Total expenses	1.72%	1.75%	1.78%	1.74%	1.74%
Portfolio turnover rate	—	—	—	—	—

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Reverse share split — Per share amounts for the period December 31, 2009 through December 31, 2013 have been restated to reflect a 1:10 reverse share split effective January 24, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 145

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2013

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for U.S. Government securities on a daily basis. The Fund’s current benchmark is 120% of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the year ended December 31, 2013, the Government Long Bond 1.2x Strategy Fund returned -18.25%. The daily price movement of the Long Treasury Bond was 0.46% for 2013.

The return of a comparison index, the Barclays Long U.S. treasury Index, was -12.66%.

The year 2013 will be remembered as a difficult year for long Treasury bonds.

In January, the 30-year bond opened at a yield of 3.04%. Even as warnings suggested that long interest rates would rise, yields remained range-bound for the first four months of the year, supported by Federal Reserve policy, strong demand and low inflation.

The market changed abruptly in May, however, when Federal Reserve chairman Ben Bernanke announced that the Fed may soon taper its quantitative easing policy. Investors rushed immediately to take profits and the long bond yield began to climb. Signs of a strengthening economy and recovery in the housing market pushed the 30-year yield higher during the summer until September, when the Fed did an about face and stated that it would not cut its stimulus policy for the time being.

Lower yields prevailed, through September and October, but were short-lived. Signs of improving growth made the taper program more likely and the market pushed the 30-year bond yield higher in November and December. As anticipated, the Fed finally came through with a certain plan to begin its taper program. The combination of Fed news and increasingly strong economic reports drove yields higher. On December 31, the 30-year bond closed at a high of 3.97%.

Derivatives in the Fund are used to provide additional exposure to composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

146 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: August 18, 1997

The Fund invests principally in U.S. Government securities and derivative investments such as futures contracts.

Cumulative Fund Performance*,†

Average Annual Returns
Periods Ended December 31, 2013*,†

	1 Year	5 Year	10 Year
Government Long Bond 1.2x Strategy Fund	-18.25%	-2.12%	4.92%
Daily Price Movement of Long Treasury Bond**	0.46%	-6.83%	-0.75%
Barclays Long Treasury Bond Index	-12.66%	2.28%	5.94%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Barclays Long Treasury Bond Index and Daily Price Movement of Long Treasury Bond are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Does not reflect any interest.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 147

SCHEDULE OF INVESTMENTS	December 31, 2013
GOVERNMENT LONG BOND 1.2x STRATEGY FUND

	Face
	Amount	Value

U.S. GOVERNMENT SECURITIES† - 51.7%
U.S. Treasury Bond
3.75% due 11/15/43	$5,336,000	$5,162,580
Total U.S. Government Securities
(Cost $5,195,547)		5,162,580
FEDERAL AGENCY DISCOUNT NOTES†† - 23.0%
Farmer Mac[1]
0.03% due 01/02/14	1,000,000	999,999
Federal Home Loan Bank[1]
0.05% due 01/13/14	800,000	799,987
Fannie Mae[2]
0.08% due 01/02/14	500,000	500,000
Total Federal Agency Discount Notes
(Cost $2,299,985)		2,299,986
REPURCHASE AGREEMENTS††,3 - 24.0%
Deutsche Bank
issued 12/31/13 at 0.01%
due 01/02/14	601,337	601,337
HSBC Group
issued 12/31/13 at 0.01%
due 01/02/14	601,337	601,337
Credit Suisse Group
issued 12/31/13 at 0.00%
due 01/02/14	601,337	601,337
Mizuho Financial Group, Inc.
issued 12/31/13 at 0.01%
due 01/02/14	598,617	598,617
Total Repurchase Agreements
(Cost $2,402,628)		2,402,628
Total Investments - 98.7%
(Cost $9,898,160)		$9,865,194
Other Assets & Liabilities, net - 1.3%		128,536
Total Net Assets - 100.0%		$9,993,730

		Unrealized
	Contracts	Loss
INTEREST RATE FUTURES CONTRACTS PURCHASED†
March 2014 U.S. Treasury Ultra Long Bond
Futures Contracts
(Aggregate Value of
Contracts $7,626,500)	56	$(60,882)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[2]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[3]	Repurchase Agreements — See Note 5.

148 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENT OF ASSETS
AND LIABILITIES

December 31, 2013

Assets:
Investments, at value
(cost $7,495,532)	$7,462,566
Repurchase agreements, at value
(cost $2,402,628)	2,402,628
Total investments
(cost $9,898,160)	9,865,194
Segregated cash with broker	214,200
Cash	120
Receivables:
Interest	25,980
Fund shares sold	350
Total assets	10,105,844
Liabilities:
Payable for:
Variation margin	49,000
Management fees	4,409
Fund shares redeemed	3,938
Investor service fees	2,205
Transfer agent and administrative fees	1,764
Portfolio accounting fees	881
Miscellaneous	49,917
Total liabilities	112,114
Net assets	$9,993,730
Net assets consist of:
Paid in capital	$26,028,550
Undistributed net investment income	62
Accumulated net realized loss on investments	(15,941,034)
Net unrealized depreciation on investments	(93,848)
Net assets	$9,993,730
Capital shares outstanding†	294,989
Net asset value per share†	$33.88

STATEMENT OF
OPERATIONS

Year Ended December 31, 2013

Investment Income:
Interest	$698,351
Total investment income	698,351

Expenses:
Management fees	172,995
Transfer agent and administrative fees	69,199
Investor service fees	86,498
Portfolio accounting fees	34,599
Professional fees	32,654
Trustees’ fees*	4,814
Custodian fees	4,125
Line of credit interest expense	259
Miscellaneous	24,413
Total expenses	429,556
Net investment income	268,795

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(7,427,389)
Futures contracts	(7,150,864)
Net realized loss	(14,578,253)
Net change in unrealized appreciation (depreciation) on:
Investments	(22,248)
Futures contracts	(39,361)
Net change in unrealized appreciation (depreciation)	(61,609)
Net realized and unrealized loss	(14,639,862)
Net decrease in net assets resulting from operations	$(14,371,067)

†	Reverse share split — The shares outstanding and net asset value per share have been restated to reflect a 1:3 reverse share split effective January 24, 2014. See Note 13 in Notes to Financial Statements.
*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 149

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment income	$268,795	$346,172
Net realized gain (loss) on investments	(14,578,253)	1,128,460
Net change in unrealized appreciation (depreciation) on investments	(61,609)	(925,419)
Net increase (decrease) in net assets resulting from operations	(14,371,067)	549,213

Distributions to shareholders from:
Net investment income	(269,007)	(345,898)
Net realized gains	(1,912,921)	(9,881,240)
Total distributions to shareholders	(2,181,928)	(10,227,138)

Capital share transactions:
Proceeds from sale of shares	901,609,638	939,628,714
Distributions reinvested	2,181,928	10,227,138
Cost of shares redeemed	(898,394,307)	(960,286,630)
Net increase (decrease) from capital share transactions	5,397,259	(10,430,778)
Net decrease in net assets	(11,155,736)	(20,108,703)

Net assets:
Beginning of year	21,149,466	41,258,169
End of year	$9,993,730	$21,149,466
Undistributed net investment income at end of year	$62	$274

Capital share activity:*
Shares sold	21,723,277	15,641,152
Shares issued from reinvestment of distributions	61,521	214,142
Shares redeemed	(21,953,493)	(16,089,051)
Net decrease in shares	(168,695)	(233,757)

*	Reverse share split — Capital share activity for the years ended December 31, 2013 and 2012 has been restated to reflect a 1:3 reverse share split effective January 24, 2014. See Note 13 in Notes to Financial Statements.

150 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013[d]	2012[d]	2011[c,d]	2010[c,d]	2009[c,d]
Per Share Data
Net asset value, beginning of period	$45.61	$59.16	$42.61	$39.55	$103.47
Income (loss) from investment operations:
Net investment income[a]	.33	.42	.87	1.02	1.68
Net gain (loss) on investments
(realized and unrealized)	(8.52)	1.96	16.55	3.00	(32.00)
Total from investments operations	(8.19)	2.38	17.42	4.02	(30.32)
Less distributions from:
Net investment income	(.33)	(.42)	(.87)	(.96)	(1.68)
Net realized gains	(3.21)	(15.51)	—	—	(31.92)
Total distributions	(3.54)	(15.93)	(.87)	(.96)	(33.60)
Net asset value, end of period	$33.88	$45.61	$59.16	$42.61	$39.55

Total Return[b]	(18.25%)	3.01%	41.52%	10.14%	(31.54%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,994	$21,149	$41,258	$16,833	$24,092
Ratios to average net assets:
Net investment income	0.78%	0.71%	1.81%	2.39%	2.29%
Total expenses	1.24%	1.28%	1.29%	1.25%	1.26%
Portfolio turnover rate	3,661%	3,230%	2,585%	2,452%	1,694%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Reverse share split — Per share amounts for the period December 31, 2009 through December 1, 2011 have been restated to reflect a 1:2 reverse share split effective December 2, 2011.
[d]	Reverse share split — Per share amounts for the period December 31, 2009 through December 31, 2013 have been restated to reflect a 1:3 reverse share split effective January 24, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 151

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2013

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

OBJECTIVE: Seeks to provide total returns that inversely correlate, before fees and expenses, to the price movements of a benchmark for U.S. Treasury debt instruments or futures contracts on a specified debt instrument on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the year ended December 31, 2013, the Inverse Government Long Bond Strategy Fund returned 15.26%. The daily price movement of the Long Treasury Bond was 0.46% for 2013.

The return of a comparison index, the Barclays Long U.S. Treasury Index, was -12.66%.

The year 2013 will be remembered as a difficult year for long Treasury bonds.

In January, the 30-year bond opened at a yield of 3.04%. Even as warnings suggested that long interest rates would rise, yields remained range-bound for the first four months of the year, supported by Federal Reserve policy, strong demand and low inflation.

The market changed abruptly in May, however, when Federal Reserve chairman Ben Bernanke announced that the Fed may soon taper its quantitative easing policy. Investors rushed immediately to take profits and the long bond yield began to climb. Signs of a strengthening economy and recovery in the housing market pushed the 30-year yield higher during the summer until September, when the Fed did an about face and stated that it would not cut its stimulus policy for the time being.

Lower yields prevailed, through September and October, but were short-lived. Signs of improving growth made the taper program more likely and the market pushed the 30-year bond yield higher in November and December. As anticipated, the Fed finally came through with a certain plan to begin its taper program. The combination of Fed news and increasingly strong economic reports drove yields higher. On December 31, the 30-year bond closed at a high of 3.97%.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the highest efficient manner not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

152 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 1, 2003

The Fund invests principally in short sales and derivative investments such as futures contracts.

Cumulative Fund Performance*,†

Average Annual Returns

Periods Ended December 31, 2013*,†

	1 Year	5 Year	10 Year
Inverse Government Long Bond Strategy Fund	15.26%	-4.77%	-7.12%
Daily Price Movement of Long Treasury Bond**	0.46%	-6.83%	-0.75%
Barclays Long Treasury Bond Index	-12.66%	2.28%	5.94%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Barclays Long Treasury Bond Index and Daily Price Movement of Long Treasury Bond are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.
**	Does not reflect any interest.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 153

SCHEDULE OF INVESTMENTS	December 31, 2013
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

	Face
	Amount	Value

FEDERAL AGENCY DISCOUNT NOTES†† - 35.7%
Fannie Mae[1]
0.08% due 01/02/14	$1,000,000	$1,000,000
0.07% due 01/03/14	1,000,000	999,999
Total Fannie Mae		1,999,999
Farmer Mac[2]
0.03% due 01/02/14	2,000,000	1,999,998
Federal Farm Credit Bank[2]
0.03% due 01/10/14	1,000,000	999,993
0.03% due 01/15/14	1,000,000	999,988
Total Federal Farm Credit Bank		1,999,981
Federal Home Loan Bank[2]
0.05% due 01/13/14	1,000,000	999,983
Total Federal Agency Discount Notes
(Cost $6,999,956)		6,999,961

REPURCHASE AGREEMENTS††,3 - 152.0%
Individual Repurchase Agreement[4]
Barclays Capital
issued 12/31/13 at (0.10)%
due 01/02/14 (secured by a
U.S. Treasury Bond, at a rate of
3.75% and maturing 11/15/43
as collateral, with a value of
$16,340,025) to be repurchased
at $16,019,543	16,019,632	16,019,632
Joint Repurchase Agreements[3]
Deutsche Bank
issued 12/31/13 at 0.01%
due 01/02/14	3,447,308	3,447,308
HSBC Group
issued 12/31/13 at 0.01%
due 01/02/14	3,447,308	3,447,308
Credit Suisse Group
issued 12/31/13 at 0.00%
due 01/02/14	3,447,308	3,447,308
Mizuho Financial Group, Inc.
issued 12/31/13 at 0.01%
due 01/02/14	3,431,713	3,431,713
Total Repurchase Agreements
(Cost $29,793,269)		29,793,269
Total Investments - 187.7%
(Cost $36,793,225)		$36,793,230

U.S. GOVERNMENT SECURITIES SOLD SHORT† - (78.3)%
U.S. Treasury Bond
3.75% due 11/15/43	15,859,000	(15,343,582)
Total U.S. Government Securities Sold Short
(Proceeds $15,604,656)		(15,343,582)
Other Assets & Liabilities, net - (9.4)%		(1,851,660)
Total Net Assets - 100.0%		$19,597,988

		Unrealized
	Contracts	Gain
INTEREST RATE FUTURES CONTRACTS SOLD SHORT†
March 2014 U.S. Treasury Ultra Long Bond
Futures Contracts
(Aggregate Value of
Contracts $4,766,563)	35	$68,059

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	Repurchase Agreements — See Note 5.
[4]	All or portion of this security is pledged as short collateral at December 31, 2013.

154 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENT OF ASSETS
AND LIABILITIES

December 31, 2013

Assets:
Investments, at value
(cost $6,999,956)	$6,999,961
Repurchase agreements, at value
(cost $29,793,269)	29,793,269
Total investments
(cost $36,793,225)	36,793,230
Segregated cash with broker	133,875
Receivables:
Variation margin	30,625
Interest	4,432
Fund shares sold	2,586
Total assets	36,964,748
Liabilities:
Securities sold short, at value
(proceeds $15,604,656)	15,343,582
Payable for:
Fund shares redeemed	1,019,115
Securities purchased	870,750
Management fees	14,742
Transfer agent and administrative fees	4,095
Investor service fees	4,095
Portfolio accounting fees	1,638
Miscellaneous	108,743
Total liabilities	17,366,760
Net assets	$19,597,988
Net assets consist of:
Paid in capital	$22,520,844
Undistributed net investment income	—
Accumulated net realized loss on investments	(3,251,994)
Net unrealized appreciation on investments	329,138
Net assets	$19,597,988
Capital shares outstanding†	367,918
Net asset value per share†	$53.27

STATEMENT OF
OPERATIONS
Year Ended December 31, 2013

Investment Income:
Interest	$5,006
Total investment income	5,006

Expenses:
Management fees	147,012
Transfer agent and administrative fees	40,837
Investor service fees	40,837
Portfolio accounting fees	16,334
Short interest expense	311,235
Trustees’ fees*	1,869
Custodian fees	1,747
Line of credit interest expense	34
Miscellaneous	26,622
Total expenses	586,527
Net investment loss	(581,521)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(335)
Futures contracts	1,294,701
Securities sold short	812,952
Net realized gain	2,107,318
Net change in unrealized appreciation (depreciation) on:
Investments	(10)
Securities sold short	132,331
Futures contracts	(18,406)
Net change in unrealized appreciation (depreciation)	113,915
Net realized and unrealized gain	2,221,233
Net increase in net assets resulting from operations	$1,639,712

†	Reverse share split — The shares outstanding and net asset value per share have been restated to reflect a 1:5 reverse share split effective January 24, 2014. See Note 13 in Notes to Financial Statements.
*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 155

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(581,521)	$(590,322)
Net realized gain (loss) on investments	2,107,318	(1,052,200)
Net change in unrealized appreciation (depreciation) on investments	113,915	185,485
Net increase (decrease) in net assets resulting from operations	1,639,712	(1,457,037)

Capital share transactions:
Proceeds from sale of shares	800,447,943	687,777,979
Cost of shares redeemed	(790,859,270)	(684,773,574)
Net increase from capital share transactions	9,588,673	3,004,405
Net increase in net assets	11,228,385	1,547,368

Net assets:
Beginning of year	8,369,603	6,822,235
End of year	$19,597,988	$8,369,603
Undistributed net investment income at end of year	$—	$—

Capital share activity:*
Shares sold	16,383,173	14,645,074
Shares redeemed	(16,196,401)	(14,602,396)
Net increase in shares	186,772	42,678

*	Reverse share split — Capital share activity for the years ended December 31, 2013 and 2012 has been restated to reflect a 1:5 reverse share split effective January 24, 2014. See Note 13 in Notes to Financial Statements.

156 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013[c]	2012[c]	2011[c]	2010[c]	2009[c]
Per Share Data
Net asset value, beginning of period	$46.20	$49.27	$70.80	$81.19	$67.99
Income (loss) from investment operations:
Net investment loss[a]	(1.80)	(1.70)	(3.15)	(3.65)	(1.65)
Net gain (loss) on investments
(realized and unrealized)	8.87	(1.37)	(18.38)	(6.74)	14.85
Total from investment operations	7.07	(3.07)	(21.53)	(10.39)	13.20
Net asset value, end of period	$53.27	$46.20	$49.27	$70.80	$81.19

Total Return[b]	15.26%	(6.19%)	(30.44%)	(12.81%)	19.41%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,598	$8,370	$6,822	$17,181	$27,940
Ratios to average net assets:
Net investment loss	(3.56%)	(3.53%)	(4.83%)	(5.12%)	(2.09%)
Total expenses[d]	3.59%	3.70%	4.89%	5.31%	2.23%
Portfolio turnover rate	5,999%	6,326%	2,031%	3,555%	—

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Reverse share split — Per share amounts for the period December 31, 2009 through December 31, 2013 have been restated to reflect a 1:5 reverse share split effective January 24, 2014.
[d]	Total expenses may include interest expense related to short sales. Excluding interest expense, the operating expense ratios for the years ended December 31 would be:

2013	2012	2011	2010	2009
1.69%	1.72%	1.76%	1.70%	1.71%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 157

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2013

U.S. GOVERNMENT MONEY MARKET FUND

OBJECTIVE: Seeks to provide security of principal, high current income, and liquidity.

For the year ended December 31, 2013, U.S. Government Money Market Fund returned 0.00%.

Continued low short-term interest rates during 2013 meant another difficult year for money market funds, since the Federal Reserve reduced its interest rate target to near zero in 2008. Money market funds continued to waive fees, which were the highest going back to 2000.

On a positive note, investors are sticking with money market funds despite very low yields. There was only a slight decline in assets under management during the year. In June, the Securities and Exchange Commission issued a proposal for further regulation of money market mutual funds. This is just a proposal, which is expected to take months, if not years, before new rules are determined and actually take effect.

Money market rates moved lower during the last quarter, as cash investment needs remained high. Relief will come only when the Federal Reserve raises short-term rates.

Performance displayed represents past performance, which is no guarantee of future results.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

FADN — Federal Agency Discount Notes

Inception Date: May 7, 1997

The Fund invests principally in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and enters into repurchase agreements fully collateralized by U.S. government securities.

158 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Average Annual Returns

Periods Ended December 31, 2013*,†

	1 Year	5 Year	10 Year
U.S. Government Money Market Fund	0.00%	0.01%	1.11%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 159

SCHEDULE OF INVESTMENTS	December 31, 2013
U.S. GOVERNMENT MONEY MARKET FUND

	Face
	Amount	Value

FEDERAL AGENCY DISCOUNT NOTES†† - 40.5%
Federal Home Loan Bank[1]
0.08% due 02/21/14	$10,000,000	$9,998,867
0.08% due 04/08/14	5,000,000	4,998,922
Total Federal Home Loan Bank		14,997,789
Freddie Mac[2]
0.11% due 06/10/14	10,000,000	9,994,888
0.09% due 06/17/14	5,000,000	4,997,913
Total Freddie Mac		14,992,801
Farmer Mac[1]
0.10% due 04/08/14	10,000,000	9,997,306
Total Federal Agency Discount Notes
(Cost $39,987,896)		39,987,896

REPURCHASE AGREEMENTS††,3 - 63.1%
Deutsche Bank
issued 12/31/13 at 0.01%
due 01/02/14	15,566,878	15,566,878
HSBC Group
issued 12/31/13 at 0.01%
due 01/02/14	15,566,878	15,566,878
Credit Suisse Group
issued 12/31/13 at 0.00%
due 01/02/14	15,566,878	15,566,878
Mizuho Financial Group, Inc.
issued 12/31/13 at 0.01%
due 01/02/14	15,496,458	15,496,458
Total Repurchase Agreements
(Cost $62,197,092)		62,197,092
Total Investments - 103.6%
(Cost $102,184,988)		$102,184,988
Other Assets & Liabilities, net - (3.6)%		(3,529,648)
Total Net Assets - 100.0%		$98,655,340

††	Value determined based on Level 2 inputs — See Note 4.
[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[2]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[3]	Repurchase Agreements — See Note 5.

160 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENT OF ASSETS
AND LIABILITIES

December 31, 2013

Assets:
Investments, at value
(cost $39,987,896)	$39,987,896
Repurchase agreements, at value
(cost $62,197,092)	62,197,092
Total investments
(cost $102,184,988)	102,184,988
Cash	9,760
Receivables:
Fund shares sold	22,630
Interest	7
Total assets	102,217,385
Liabilities:
Payable for:
Fund shares redeemed	3,391,736
Miscellaneous	170,309
Total liabilities	3,562,045
Net assets	$98,655,340
Net assets consist of:
Paid in capital	$98,655,333
Undistributed net investment income	7
Accumulated net realized gain on investments	—
Net unrealized appreciation on investments	—
Net assets	$98,655,340
Capital shares outstanding	98,674,935
Net asset value per share	$1.00

STATEMENT OF
OPERATIONS

Year Ended December 31, 2013

Investment Income:
Interest	$87,489
Total investment income	87,489

Expenses:
Management fees	597,367
Transfer agent and administrative fees	238,949
Investor service fees	298,684
Portfolio accounting fees	119,473
Professional fees	104,364
Trustees’ fees*	14,171
Custodian fees	13,829
Miscellaneous	88,391
Total expenses	1,475,228
Less:
Expenses waived by service company	(358,427)
Expenses waived by distributor	(298,506)
Expenses waived/reimbursed by advisor	(730,857)
Total waived expenses	(1,387,790)
Net expenses	87,438
Net investment income	51
Net increase in net assets resulting from operations	$51

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 161

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment income	$51	$52
Net realized gain on investments	—	1,332
Net increase in net assets resulting from operations	51	1,384

Distributions to shareholders from:
Net investment income	(44)	(3,536)
Net realized gains	(981)	(633)
Total distributions to shareholders	(1,025)	(4,169)

Capital share transactions:
Proceeds from sale of shares	745,584,831	1,010,595,837
Distributions reinvested	1,025	4,169
Cost of shares redeemed	(777,910,560)	(1,076,255,948)
Net decrease from capital share transactions	(32,324,704)	(65,655,942)
Net decrease in net assets	(32,325,678)	(65,658,727)

Net assets:
Beginning of year	130,981,018	196,639,745
End of year	$98,655,340	$130,981,018
Undistributed net investment income at end of year	$7	$—

Capital share activity:
Shares sold	745,584,830	1,010,595,839
Shares issued from reinvestment of distributions	1,025	4,167
Shares redeemed	(777,910,560)	(1,076,255,948)
Net decrease in shares	(32,324,705)	(65,655,942)

162 | the RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009
Per Share Data
Net asset value,beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income	— [a]	— [a]	— [a]	— [a]	— [a]
Total from investment operations	— [a]	— [a]	— [a]	— [a]	— [a]
Less distributions from:
Net investment income	(—)[a]	(—)[a]	(—)[a]	(—)[a]	(—)
Net realized gains	(—)[a]	(—)[a]	—	—	—
Total distributions	(—)[a]	(—)[a]	(—)[a]	(—)[a]	(—)[a]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[b]	0.00%	0.00%	0.00%	0.01%	0.06%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$98,655	$130,981	$196,640	$207,782	$231,451
Ratios to average net assets:
Net investment income	— [d]	— [d]	— [d]	0.01%	0.02%
Total expenses	1.23%	1.27%	1.29%	1.25%	1.28%
Net expenses[c]	0.07%	0.13%	0.09%	0.18%	0.54%
Portfolio turnover rate	—	—	—	—	—

[a]	Less than $0.01 per share.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Net expense information reflects the expense ratios after expense waivers.
[d]	Less than 0.01%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 163

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware business trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”) as a non-diversified, open-ended investment company and is authorized to issue an unlimited number of no par value shares. The Trust offers shares of the funds to insurance companies for their variable annuity and variable life insurance contracts.

At December 31, 2013, the Trust consisted of fifty-one separate funds. This report covers certain Target Beta and Money Market Funds (the “Funds”), while the other funds are contained in separate reports.

Guggenheim Investments (“GI”) provides advisory services and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Distributors, LLC (“GDL”) acts as principal underwriter for the Trust. GI, RFS and GDL are affiliated entities.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

A. Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the closing bid price on such day.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The U.S. Government Money Market Fund values debt securities at amortized cost pursuant to Rule 2a-7 of the 1940 Act, which approximates market value.

With the exception of the U.S. Government Money Market Fund, U.S. government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business. Other debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/ dealer-supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, which approximates market value.

Open-end investment companies (“Mutual Funds”) are valued at their net asset value per share (“NAV”) as of the close of business on the valuation date. Exchange Traded Funds (“ETF”) and closed-end investment companies are valued at the last quoted sales price.

The value of swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined using the last quoted value of the index that the swap pertains to at the close of the NYSE, adjusted to include dividends accrued, and financing charges and/or interest associated with the swap agreements.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) obtaining general information as to how these securities and assets trade; (ii) in connection with futures contracts thereupon, and other derivative investments, obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market; and (iii) obtaining other information and considerations, including current values in related markets.

B. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Distributions received from investments in REITs are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.

164 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

C. Dividends from net investment income are declared daily in the Government Long Bond 1.2x Strategy Fund and the U.S. Government Money Market Fund. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions of net investment income in the remaining Funds and distributions of net realized gains, if any, in all Funds are declared at least annually and recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

D. When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the security exceeds the market value of the securities in the segregated account.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the treasury obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Funds may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

E. Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of the agreement are recognized as realized gains or losses.

G. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain and loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

H. Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

I. The Funds may leave cash overnight in their cash account with the custodian, U.S. Bank. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Segregated cash with the broker is held as collateral for investments in derivative instruments such as futures contracts or swap agreements.

J. Throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Financial Instruments

As part of their investment strategy, the Funds utilize short sales and a variety of derivative instruments including futures and swap agreements. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities.

THE RYDEX FUNDS ANNUAL REPORT | 165

NOTES TO FINANCIAL STATEMENTS (continued)

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, that Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, that Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts and related options, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as restricted cash on the Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

The use of derivative instruments by a Fund to achieve leveraged exposure to the underlying index creates leveraging risk. The more a Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. A Fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. Since a Fund’s investment strategy involves consistently applied leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

In conjunction with the use of short sales, futures and swap agreements, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes, or the repurchase agreements allocated to each Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Management Fees
Fund	(as a % of Net Assets)
Nova Fund	0.75%
Inverse S&P 500® Strategy Fund	0.90%
Nasdaq-100® Fund	0.75%
Inverse Nasdaq-100® Strategy Fund	0.90%
S&P 500® 2x Strategy Fund	0.90%
Nasdaq-100® 2x Strategy Fund	0.90%
Mid-Cap 1.5x Strategy Fund	0.90%
Inverse Mid-Cap Strategy Fund	0.90%
Russell 2000® 2x Strategy Fund	0.90%
Russell 2000® 1.5x Strategy Fund	0.90%
Inverse Russell 2000® Strategy Fund	0.90%
Dow 2x Strategy Fund	0.90%
Inverse Dow 2x Strategy Fund	0.90%
Government Long Bond 1.2x Strategy Fund	0.50%
Inverse Government Long Bond Strategy Fund	0.90%
U.S. Government Money Market Fund	0.50%

RFS provides transfer agent and administrative services to the Trust for fees calculated at the annualized rates below, based on the average daily net assets of the Funds. For these services, RFS receives the following:

Transfer Agent and
Administrative Fees
Fund	(as a % of Net Assets)
Government Long Bond 1.2x Strategy Fund	0.20%
U.S. Government Money Market Fund	0.20%
Remaining Funds	0.25%

RFS also provides accounting services to the Funds for fees calculated at annualized rates below, based on the average daily net assets of each Fund.

Fund Accounting Fees	(as a % of Net Assets)
On the first $250 million	0.10%
On the next $250 million	0.075%
On the next $250 million	0.05%
Over $750 million	0.03%

166 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted an Investor Services Plan for which GDL and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GDL at an annual rate not to exceed 0.25% of average daily net assets. GDL, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

GI and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses, including but not limited to accounting, shareholder investor services and investment advisory fees, in an attempt to maintain a positive net yield for the U.S. Government Money Market Fund. GI or its affiliates may terminate this voluntary waiver at any time upon notice to the Fund. When shareholder investor services fees are waived, dealer compensation will be reduced to the extent of such waiver.

Certain officers and trustees of the Trust are also officers of GI, RFS and GDL.

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Funds’ net assets at December 31, 2013:

	Level 1	Level 1	Level 2	Level 2	Level 3
	Investments	Other Financial	Investments	Other Financial	Investments
	In Securities	Instruments*	In Securities	Instruments*	In Securities	Total
Assets
Nova Fund	$29,162,695	$42,791	$3,936,534	$74,774	$—	$33,216,794
Inverse S&P 500® Strategy Fund	—	—	6,867,418	—	—	6,867,418
NASDAQ-100® Fund	67,132,314	1,247	3,100,221	7,844	—	70,241,626
Inverse NASDAQ-100® Strategy Fund	—	—	2,268,925	—	—	2,268,925
S&P 500® 2x Strategy Fund	15,906,161	61,496	11,948,446	137,881	—	28,053,984
NASDAQ-100® 2x Strategy Fund	34,225,050	14,481	9,728,421	161,067	—	44,129,019
Mid-Cap 1.5x Strategy Fund	10,179,696	129,370	3,265,056	53,949	—	13,628,071
Inverse Mid-Cap Strategy Fund	—	—	1,101,644	—	—	1,101,644
Russell 2000® 2x Strategy Fund	2,944,868	3,458	1,158,510	7,208	—	4,114,044
Russell 2000® 1.5x Strategy Fund	8,571,756	6,927	7,151,498	20,703	—	15,750,884
Inverse Russell 2000® Strategy Fund	—	—	1,946,083	—	—	1,946,083
Dow 2x Strategy Fund	12,676,040	321,755	7,333,666	111,527	—	20,442,988
Inverse Dow 2x Strategy Fund	—	—	2,621,480	—	—	2,621,480
Government Long Bond 1.2x Strategy Fund	5,162,580	—	4,702,614	—	—	9,865,194
Inverse Government Long Bond Strategy Fund	—	68,059	36,793,230	—	—	36,861,289
U.S. Government Money Market Fund	—	—	102,184,988	—	—	102,184,988

THE RYDEX FUNDS ANNUAL REPORT | 167

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1	Level 1	Level 2	Level 2	Level 3
	Investments	Other Financial	Investments	Other Financial	Investments
	In Securities	Instruments*	In Securities	Instruments*	In Securities	Total
Liabilities
Inverse S&P 500® Strategy Fund	$—	$8,608	$—	$18,853	$—	$27,461
Inverse NASDAQ-100® Strategy Fund	—	—	—	12,867	—	12,867
Inverse Mid-Cap Strategy Fund	—	—	—	4,674	—	4,674
Inverse Russell 2000® Strategy Fund	—	2,348	—	2,858	—	5,206
Inverse Dow 2x Strategy Fund	—	1,906	—	27,743	—	29,649
Government Long Bond 1.2x Strategy Fund	—	60,882	—	—	—	60,882
Inverse Government Long Bond Strategy Fund	15,343,582	—	—	—	—	15,343,582

* Other financial instruments may include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in the investment’s valuation changes. The Funds recognize transfers between the levels as of the beginning of the period. As of December 31, 2013, Russell 2000® 2x Strategy Fund and Russell 2000® 1.5x Strategy Fund had a security with a total value of $67 and $265 transfer from Level 1 to Level 2, respectively due to a change in the securities valuation method. There were no other securities that transferred between levels.

5. Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At December 31, 2013, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
HSBC Group			U.S. Treasury Strips
0.01%			0.00%
Due 01/02/14	$34,100,000	$34,100,009	02/15/43	$116,737,200	$34,411,867
			Freddie Mac
			2.00%
			04/01/23	370,745	370,158
Credit Suisse Group			U.S. Treasury Note
0.00%			2.13%
Due 01/02/14	53,363,689	53,363,689	12/31/15	52,623,500	54,431,049
Deutsche Bank			U.S. Treasury Note
0.01%			0.25%
Due 01/02/14	34,100,000	34,100,009	04/15/16	34,954,600	34,782,068
Mizuho Financial Group, Inc.			U.S. Treasury Strips
0.01%			0.00%
Due 01/02/14	33,945,739	33,945,748	08/15/22 - 02/15/36	27,125,000	16,169,404
			U.S. Treasury Notes
			1.50% - 8.00%
			12/31/18 - 05/15/22	15,109,500	18,455,296

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

6. Derivative Investment Holdings Categorized by Risk Exposure

U.S. GAAP requires disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

168 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following Funds utilized derivatives for the following purposes:

	Futures		Swaps
Fund	Index Exposure	Liquidity	Index Exposure	Liquidity
Nova Fund	x	x	x	x
Inverse S&P 500® Strategy Fund	x	x	x	x
NASDAQ-100® Fund	x	x	x	x
Inverse NASDAQ-100® Strategy Fund	x	x	x	x
S&P 500® 2x Strategy Fund	x	x	x	x
NASDAQ-100® 2x Strategy Fund	x	x	x	x
Mid-Cap 1.5x Strategy Fund	x	x	x	x
Inverse Mid-Cap Strategy Fund	x	x	x	x
Russell 2000® 2x Strategy Fund	x	x	x	x
Russell 2000® 1.5x Strategy Fund	x	x	x	x
Inverse Russell 2000® Strategy Fund	x	x	x	x
Dow 2x Strategy Fund	x	x	x	x
Inverse Dow 2x Strategy Fund	x	x	x	x
Government Long Bond 1.2x Strategy Fund	x	x
Inverse Government Long Bond Strategy Fund	x	x

The following table represents the notional amount of derivative instruments outstanding, as an approximate percentage of the Funds’ net assets on a daily basis.

	Approximate percentage of Fund’s
	net assets on a daily basis
Fund	Long	Short
Nova Fund	95%	—
Inverse S&P 500® Strategy Fund	—	100%
NASDAQ-100® Fund	10%	—
Inverse NASDAQ-100® Strategy Fund	—	100%
S&P 500® 2x Strategy Fund	145%	—
NASDAQ-100® 2x Strategy Fund	125%	—
Mid-Cap 1.5x Strategy Fund	90%	—
Inverse Mid-Cap Strategy Fund	—	100%
Russell 2000® 2x Strategy Fund	145%	—
Russell 2000® 1.5x Strategy Fund	80%	—
Inverse Russell 2000® Strategy Fund	—	100%
Dow 2x Strategy Fund	145%	—
Inverse Dow 2x Strategy Fund	—	200%
Government Long Bond 1.2x Strategy Fund	75%	—
Inverse Government Long Bond Strategy Fund	—	25%

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of December 31, 2013:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Interest Rate contracts	Variation margin	Variation margin
	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at December 31, 2013:

Asset Derivative Investments Value

	Futures	Swaps	Futures
	Equity	Equity	Interest Rate	Total Value at
Fund	Contracts*	Contracts	Contracts*	December 31, 2013
Nova Fund	$42,791	$74,774	$—	$117,565
NASDAQ-100® Fund	1,247	7,844	—	9,091
S&P 500® 2x Strategy Fund	61,496	137,881	—	199,377
NASDAQ-100® 2x Strategy Fund	14,481	161,067	—	175,548
Mid-Cap 1.5x Strategy Fund	129,370	53,949	—	183,319
Russell 2000® 2x Strategy Fund	3,458	7,208	—	10,666
Russell 2000® 1.5x Strategy Fund	6,927	20,703	—	27,630
Dow 2x Strategy Fund	321,755	111,527	—	433,282
Inverse Government Long Bond Strategy Fund	—	—	68,059	68,059

THE RYDEX FUNDS ANNUAL REPORT | 169

NOTES TO FINANCIAL STATEMENTS (continued)

Liability Derivative Investments Value

	Futures	Swaps	Futures
	Equity	Equity	Interest Rate	Total Value at
Fund	Contracts*	Contracts	Contracts*	December 31, 2013
Inverse S&P 500® Strategy Fund	$8,608	$18,853	$—	$27,461
Inverse NASDAQ-100® Strategy Fund	—	12,867	—	12,867
Inverse Mid-Cap Strategy Fund	—	4,674	—	4,674
Inverse Russell 2000® Strategy Fund	2,348	2,858	—	5,206
Inverse Dow 2x Strategy Fund	1,906	27,743	—	29,649
Government Long Bond 1.2x Strategy Fund	—	—	60,882	60,882

* Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended December 31, 2013:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate contracts	Net realized gain (loss) on swap agreements
Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on swap agreements
Net change in unrealized appreciation (depreciation) on futures contracts

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended December 31, 2013:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
	Futures	Swaps	Futures
	Equity	Equity	Interest Rate
Fund	Contracts	Contracts	Contracts	Total
Nova Fund	$896,691	$5,121,371	$—	$6,018,062
Inverse S&P 500® Strategy Fund	(780,726)	(2,580,630)	—	(3,361,356)
NASDAQ-100® Fund	167,418	2,797,431	—	2,964,849
Inverse NASDAQ-100® Strategy Fund	(246,602)	(1,352,343)	—	(1,598,945)
S&P 500® 2x Strategy Fund	942,700	7,763,679	—	8,706,379
NASDAQ-100® 2x Strategy Fund	1,443,844	12,467,607	—	13,911,451
Mid-Cap 1.5x Strategy Fund	478,607	1,844,276	—	2,322,883
Inverse Mid-Cap Strategy Fund	(75,166)	(334,308)	—	(409,474)
Russell 2000® 2x Strategy Fund	137,423	1,426,549	—	1,563,972
Russell 2000® 1.5x Strategy Fund	288,382	2,854,788	—	3,143,170
Inverse Russell 2000® Strategy Fund	(298,059)	(1,000,569)	—	(1,298,628)
Dow 2x Strategy Fund	937,248	5,401,728	—	6,338,976
Inverse Dow 2x Strategy Fund	(567,011)	(2,944,841)	—	(3,511,852)
Government Long Bond 1.2x Strategy Fund	—	—	(7,150,864)	(7,150,864)
Inverse Government Long Bond Strategy Fund	—	—	1,294,701	1,294,701

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
	Futures	Swaps	Futures
	Equity	Equity	Interest Rate
Fund	Contracts	Contracts	Contracts	Total
Nova Fund	$27,199	$(145,578)	$—	$(118,379)
Inverse S&P 500® Strategy Fund	(6,642)	23,975	—	17,333
NASDAQ-100® Fund	1,525	(44,832)	—	(43,307)
Inverse NASDAQ-100® Strategy Fund	(11,522)	81,795	—	70,273
S&P 500® 2x Strategy Fund	65,063	81,942	—	147,005
NASDAQ-100® 2x Strategy Fund	(9,715)	(395,166)	—	(404,881)
Mid-Cap 1.5x Strategy Fund	8,951	3,515	—	12,466
Inverse Mid-Cap Strategy Fund	4,655	25,402	—	30,057
Russell 2000® 2x Strategy Fund	2,174	(53,213)	—	(51,039)
Russell 2000® 1.5x Strategy Fund	488	(80,472)	—	(79,984)
Inverse Russell 2000® Strategy Fund	927	38,924	—	39,851
Dow 2x Strategy Fund	350,563	(134,114)	—	216,449
Inverse Dow 2x Strategy Fund	(1,663)	80,630	—	78,967
Government Long Bond 1.2x Strategy Fund	—	—	(39,361)	(39,361)
Inverse Government Long Bond Strategy Fund	—	—	(18,406)	(18,406)

170 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

7. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on Federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. A Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed.

The RIC Modernization Act of 2010 was signed into law on December 22, 2010, and seeks to simplify some of the tax provisions applicable to regulated investment companies, the tax reporting to their shareholders and improved the tax efficiency of certain fund structures. The greatest impact to the disclosure in the financial reports for the Funds was on the treatment of net capital losses, effective for tax years beginning after December 22, 2010.

One of the more prominent changes addresses capital loss carryforwards. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. As a result of this ordering rule, pre-enactment capital carryforwards may potentially expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended December 31, 2013, the following capital loss carryforward amounts expired, were used, or were permanently lost due to loss limitation rules in Section 382 of the Internal Revenue Code:

Fund	Amount
Nova Fund	$6,442,510
Inverse S&P 500® Strategy Fund	9,844,255
NASDAQ-100® Fund	7,862,182
Inverse NASDAQ-100® Strategy Fund	22,405,239
S&P 500® 2x Strategy Fund	2,013,641
NASDAQ-100® 2x Strategy Fund	778,442
Mid-Cap 1.5x Strategy Fund	1,616,601
Inverse Mid-Cap Strategy Fund	2,347,556
Russell 2000® 2x Strategy Fund	425,778
Russell 2000® 1.5x Strategy Fund	3,713,959
Inverse Russell 2000® Strategy Fund	14,367,289
Dow 2x Strategy Fund	17,760,631
Inverse Dow 2x Strategy Fund	20,787,715
Inverse Government Long Bond Strategy Fund	11,897,730

THE RYDEX FUNDS ANNUAL REPORT | 171

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended December 31, 2013 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
Nova Fund	$31,195	$—	$31,195
NASDAQ-100® 2x Strategy Fund	3,543,395	519,241	4,062,636
Government Long Bond 1.2x Strategy Fund	2,086,252	95,676	2,181,928
U.S. Government Money Market Fund	1,025	—	1,025

The tax character of distributions paid during the year ended December 31, 2012 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
Government Long Bond 1.2x Strategy Fund	$7,427,667	$2,799,471	$10,227,138
U.S. Government Money Market Fund	4,169	—	4,169

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax character of distributable earnings/(accumulated losses) at December 31, 2013 was as follows:

	Undistributed	Undistributed	Net Unrealized
	Ordinary	Long-Term	Appreciation/	Capital Loss
Fund	Income	Capital Gain	(Depreciation)	Carryforward[1]
Nova Fund	$31,897	$—	$9,533,826	$(15,207,100)
Inverse S&P 500® Strategy Fund	—	—	(18,851)	(9,828,109)
NASDAQ-100® Fund	—	3,732,524	23,049,055	—
Inverse NASDAQ-100® Strategy Fund	—	—	(12,868)	(3,564,590)
S&P 500® 2x Strategy Fund	6,353,526	586,853	4,639,815	(1,655,381)
NASDAQ-100® 2x Strategy Fund	12,919,105	6,529,179	6,975,446	(2,335,326)
Mid-Cap 1.5x Strategy Fund	731,333	1,196,342	2,651,474	(2,028,748)
Inverse Mid-Cap Strategy Fund	—	—	(4,674)	(1,277,180)
Russell 2000® 2x Strategy Fund	1,056,656	218,120	976,228	(540,425)
Russell 2000® 1.5x Strategy Fund	—	—	2,458,453	(4,949,446)
Inverse Russell 2000® Strategy Fund	—	—	(2,858)	(2,939,979)
Dow 2x Strategy Fund	4,945,594	916,874	1,500,204	(3,475,348)
Inverse Dow 2x Strategy Fund	—	—	(27,740)	(11,746,867)
Government Long Bond 1.2x Strategy Fund	62	—	(202,908)	(15,831,974)
Inverse Government Long Bond Strategy Fund	122,585	554,052	178,502	(3,777,995)
U.S. Government Money Market Fund	7	—	—	—

172 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

1 A summary of the expiration of the aforementioned Capital Loss Carryforward is as follows:

						Total
	Expires in	Expires in	Expires in	Unlimited	Unlimited	Capital Loss
Fund	2016	2017	2018	Short-Term	Long-Term	Carryforward
Nova Fund	$(15,207,100)	$—	$—	$—	$—	$(15,207,100)
Inverse S&P 500® Strategy Fund	—	—	—	(8,214,061)	(1,614,048)	(9,828,109	)*
Inverse NASDAQ-100® Strategy Fund	—	—	—	(2,856,468)	(708,122)	(3,564,590	)*
S&P 500® 2x Strategy Fund	(1,564,932)	(90,449)	—	—	—	(1,655,381	)*
NASDAQ-100® 2x Strategy Fund	(2,335,326)	—	—	—	—	(2,335,326	)*
Mid-Cap 1.5x Strategy Fund	(1,521,561)	(507,187)	—	—	—	(2,028,748	)*
Inverse Mid-Cap Strategy Fund	—	—	—	(1,178,198)	(98,982)	(1,277,180	)*
Russell 2000® 2x Strategy Fund	(405,318)	(135,107)	—	—	—	(540,425	)*
Russell 2000® 1.5x Strategy Fund	(4,949,446)	—	—	—	—	(4,949,446)
Inverse Russell 2000® Strategy Fund	—	—	—	(2,542,044)	(397,935)	(2,939,979	)*
Dow 2x Strategy Fund	(2,606,511)	(868,837)	—	—	—	(3,475,348)
Inverse Dow 2x Strategy Fund	—	—	—	(10,111,423)	(1,635,444)	(11,746,867	)*
Government Long Bond 1.2x Strategy Fund	—	—	—	(11,517,839)	(4,314,135)	(15,831,974)
Inverse Government Long Bond Strategy Fund	—	—	—	(2,713,266)	(1,064,729)	(3,777,995	)*

*In accordance with section 382 of the Internal Revenue Code, a portion of certain fund losses are subject to an annual limitation. Note, this annual limitation is generally applicable to all of the capital loss carryforwards shown with respect to each Fund.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to wash sales, “mark-to-market” of passive foreign investment companies and foreign currency gains and losses. Additional differences may result from the tax treatment of net investment losses and expired capital loss carryforwards. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

On the Statements of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

		Undistributed	Accumulated
	Paid In	Net Investment	Net Realized
Fund	Capital	Income (Loss)	Gain (Loss)
Nova Fund	$(1,921)	$(4,191)	$6,112
Inverse S&P 500® Strategy Fund	(10,028,550)	184,295	9,844,255
NASDAQ-100® Fund	(196,334)	185,001	11,333
Inverse NASDAQ-100® Strategy Fund	(22,481,977)	76,738	22,405,239
S&P 500® 2x Strategy Fund	(499)	111,575	(111,076)
NASDAQ-100® 2x Strategy Fund	—	260,631	(260,631)
Mid-Cap 1.5x Strategy Fund	(6,660)	86,918	(80,258)
Inverse Mid-Cap Strategy Fund	(2,371,404)	23,848	2,347,556
Russell 2000® 2x Strategy Fund	(1,036)	37,245	(36,209)
Russell 2000® 1.5x Strategy Fund	(116,418)	106,672	9,746
Inverse Russell 2000® Strategy Fund	(14,420,128)	52,839	14,367,289
Dow 2x Strategy Fund	(15,796,504)	55,945	15,740,559
Inverse Dow 2x Strategy Fund	(20,893,324)	105,609	20,787,715
Government Long Bond 1.2x Strategy Fund	—	—	—
Inverse Government Long Bond Strategy Fund	(11,205,273)	581,521	10,623,752
U.S. Government Money Market Fund	—	—	—

THE RYDEX FUNDS ANNUAL REPORT | 173

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Gain (Loss)
Nova Fund	$23,640,177	$9,486,015	$(26,963)	$9,459,052
Inverse S&P 500® Strategy Fund	6,867,416	2	—	2
NASDAQ-100® Fund	47,191,324	23,126,317	(85,106)	23,041,211
Inverse NASDAQ-100® Strategy Fund	2,268,925	—	—	—
S&P 500® 2x Strategy Fund	23,352,674	4,517,609	(15,676)	4,501,933
NASDAQ-100® 2x Strategy Fund	37,139,092	6,950,954	(136,575)	6,814,379
Mid-Cap 1.5x Strategy Fund	10,847,227	2,606,662	(9,137)	2,597,525
Inverse Mid-Cap Strategy Fund	1,101,644	—	—	—
Russell 2000® 2x Strategy Fund	3,134,358	1,016,832	(47,812)	969,020
Russell 2000® 1.5x Strategy Fund	13,285,504	2,470,594	(32,844)	2,437,750
Inverse Russell 2000® Strategy Fund	1,946,083	—	—	—
Dow 2x Strategy Fund	18,621,029	1,441,503	(52,826)	1,388,677
Inverse Dow 2x Strategy Fund	2,621,477	3	—	3
Government Long Bond 1.2x Strategy Fund	10,068,102	—	(202,908)	(202,908)
Inverse Government Long Bond Strategy Fund	36,875,802	—	(82,572)	(82,572)
U.S. Government Money Market Fund	102,184,988	—	—	—

8. Securities Transactions

For the year ended December 31, 2013, the cost of purchases and proceeds from sales of investment securities, excluding government securities and short-term investments, were as follows:

Fund	Purchases	Sales
Nova Fund	$74,166,283	$70,326,340
Inverse S&P 500® Strategy Fund	—	—
NASDAQ-100® Fund	100,253,381	80,445,172
Inverse NASDAQ-100® Strategy Fund	—	—
S&P 500® 2x Strategy Fund	33,257,760	29,088,488
NASDAQ-100® 2x Strategy Fund	56,118,723	44,311,126
Mid-Cap 1.5x Strategy Fund	27,105,782	27,955,539
Inverse Mid-Cap Strategy Fund	—	—
Russell 2000® 2x Strategy Fund	2,281,444	2,634,515
Russell 2000® 1.5x Strategy Fund	34,494,568	35,309,255
Inverse Russell 2000® Strategy Fund	—	—
Dow 2x Strategy Fund	73,623,958	82,744,906
Inverse Dow 2x Strategy Fund	—	—
Government Long Bond 1.2x Strategy Fund	—	—
Inverse Government Long Bond Strategy Fund	—	—
U.S. Government Money Market Fund	—	—

For the year ended December 31, 2013, the cost of purchases and proceeds from sales of government securities were:

Fund	Purchases	Sales
Government Long Bond 1.2x Strategy Fund	$681,844,036	$679,000,156
Inverse Government Long Bond Strategy Fund	469,829,073	458,316,344

174 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

9. Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted, $75,000,000 line of credit from U.S. Bank, N.A., which expires June 15, 2014. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended December 31, 2013. The Funds did not have any borrowings under this agreement at December 31, 2013.

The average daily balances borrowed for the year ended December 31, 2013, were as follows:

Fund	Average Daily Balance
Nova Fund	$ 4,096
NASDAQ-100® Fund	2,515
S&P 500® 2x Strategy Fund	2,704
NASDAQ-100® 2x Strategy Fund	6,329
Mid-Cap 1.5x Strategy Fund	3,773
Russell 2000® 2x Strategy Fund	436
Russell 2000® 1.5x Strategy Fund	1,841
Dow 2x Strategy Fund	9,838
Government Long Bond 1.2x Strategy Fund	20,474
Inverse Government Long Bond Strategy Fund	2,688

10. Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, Credit Suisse acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with Credit Suisse, cash collateral is invested in one or more joint repurchase agreements collateralized by obligations of the U.S. Treasury or Government Agencies and cash. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand.

At December 31, 2013, the Funds participated in securities lending as follows:

Fund	Value of Securities Loaned	Cash Collateral Received
NASDAQ-100® Fund	$462,126	$475,675
Mid-Cap 1.5x Strategy Fund	148,091	151,275
Russell 2000® 2x Strategy Fund	853	885
Russell 2000® 1.5x Strategy Fund	8,099	8,940

Cash collateral received was invested in the following joint repurchase agreements at December 31, 2013:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
HSBC Securities, Inc.			Freddie Mac
0.01%			0.00%
Due 01/02/14	$554,973	$554,973	01/15/14 - 07/15/32	$940,471	$566,137
Deutsche Bank Securities, Inc.			Fannie Mae
0.02%			0.00% - 1.38%
Due 01/02/14	81,803	81,803	11/15/16 - 05/15/30	125,232	83,178
			Federal Home Loan Bank
			0.38%
			06/24/16	139	138
			Freddie Mac
			3.00%
			07/28/14	83	84

THE RYDEX FUNDS ANNUAL REPORT | 175

NOTES TO FINANCIAL STATEMENTS (continued)

11. Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as segregated cash with broker/ receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP.

					Gross Amounts Not Offset
					in the Statements of Assets
					and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received[2]	Net Amount
Nova Fund	Swap equity contracts	$74,774	$—	$74,774	$—	$—	$74,774
NASDAQ-100® Fund	Swap equity contracts	7,844	—	7,844	—	—	7,844
S&P 500® 2x Strategy Fund	Swap equity contracts	137,881	—	137,881	—	—	137,881
NASDAQ-100® 2x Strategy Fund	Swap equity contracts	161,067	—	161,067	—	—	161,067
Mid-Cap 1.5x Strategy Fund	Swap equity contracts	53,949	—	53,949	—	—	53,949
Russell 2000® 2x Strategy Fund	Swap equity contracts	7,208	—	7,208	—	—	7,208
Russell 2000® 1.5x Strategy Fund	Swap equity contracts	20,703	—	20,703	—	—	20,703
Dow 2x Strategy Fund	Swap equity contracts	111,527	—	111,527	—	—	111,527

176 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

					Gross Amounts Not Offset
					in the Statements of Assets
					and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged[2]	Net Amount
Inverse S&P 500® Strategy Fund	Swap equity contracts	$18,853	$—	$18,853	$—	$—	$18,853
Inverse NASDAQ-100® Strategy Fund	Swap equity contracts	12,867	—	12,867	—	—	12,867
Inverse Mid-Cap Strategy Fund	Swap equity contracts	4,674	—	4,674	—	—	4,674
Inverse Russell 2000® Strategy Fund	Swap equity contracts	2,858	—	2,858	—	—	2,858
Inverse Dow 2x Strategy Fund	Swap equity contracts	27,743	—	27,743	—	—	27,743

[1]	Exchange traded futures are excluded from these reported amounts.
[2]	Excludes maintenance margin deposits held at the broker related to derivatives. These amounts are reflected as Segregated cash with broker on the Statements of Assets and Liabilities.

12. Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant in the case entitled Marc S. Kirscher, as Litigation Trustee for the Tribune Litigation Trust v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons” Action), as a result of the ownership of shares in the Tribune Company (“Tribune”) in 2007 by certain series of the Rydex Variable Trust when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. The plaintiff has alleged that, in connection with the LBO, insiders and shareholders were paid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune insolvent. The plaintiff has asserted claims against certain insiders, shareholders, professional advisers, and others involved in the LBO, and is attempting to obtain from these individuals and entities the proceeds paid out in connection with the LBO.

Rydex Variable Trust also has been named as a defendant in one or more of a group of lawsuits filed by a group of Tribune creditors that allege state law constructive fraudulent conveyance claims against former Tribune shareholders (the “SLCFC actions”).

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”). On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On November 20, 2013, the District Court ordered the parties in the FitzSimons action to meet and confer regarding a potential protocol for the briefing and argument of motions to dismiss to be filed in that action. On January 24, 2014, the Court extended the time for service of summonses and complaints in the FitzSimons action to February 28, 2014.

None of these lawsuits allege any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500® Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

THE RYDEX FUNDS ANNUAL REPORT | 177

NOTES TO FINANCIAL STATEMENTS (concluded)

Lyondell Chemical Company

In December 2011, Rydex Variable Trust was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.).

Similar to the claims made in the Tribune matter, the Weisfelner complaint seeks to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

On January 14, 2014, the Court granted in part and denied in part the defendants’ motion to dismiss the Creditor Trust action. In particular, the Court dismissed all defendants who were conduits for the proceeds from the merger transaction, and also ruled that the plaintiff could not bring any claims on behalf of certain entities who had ratified the merger transaction. The Court also dismissed without prejudice the plaintiff’s claims for intentional fraudulent transfer against the remaining defendants, and gave the Credit Trustee leave to replead these claims. Finally, the Court denied the motion to dismiss with respect to the plaintiff’s claims for constructive fraudulent transfer against the remaining defendants.

This lawsuit does not allege any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,235,952; U.S. Long Short Momentum Fund - $523,200; Multi-Cap Core Equity Fund - $5,760; Hedged Equity Fund - $480; and Multi-Hedge Strategies Fund - $112,848. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

13. Subsequent Event

Effective January 24, 2014, a reverse share split occurred for the following Funds:

Fund	Split Type
Inverse Nasdaq-100® Strategy Fund	One–for-five reverse split
Inverse Mid-Cap Strategy Fund	One–for-three reverse split
Inverse Russell 2000® Strategy Fund	One–for-three reverse split
Inverse Dow 2x Strategy Fund	One–for-ten reverse split
Government Long Bond 1.2x Strategy Fund	One–for-three reverse split
Inverse Government Long Bond Strategy Fund	One–for-five reverse split

The effect of the transaction was to divide the number of outstanding shares of the Fund by the respective split ratio, resulting in a corresponding increase in the net asset value per share. The shares outstanding and the net asset value per share on the statement of assets and liabilities as of December 31, 2013, the share transaction presented in the statements of changes in net assets for each of the two years ended and the per share data in the financial highlights for each of the years in the five year period then ended, have been given retroactive effect to reflect the reverse share split. There were no changes in net assets, results of operations or total return as a result of the transactions.

178 | THE RYDEX FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders

of Rydex Variable Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Nova Fund, Inverse S&P 500® Strategy Fund, NASDAQ-100® Fund, Inverse NASDAQ-100® Strategy Fund, S&P 500® 2x Strategy Fund, NASDAQ-100® 2x Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 2x Strategy Fund, Russell 2000® 1.5x Strategy Fund, Inverse Russell 2000® Strategy Fund, Dow 2x Strategy Fund, Inverse Dow 2x Strategy Fund, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund and U.S. Government Money Market Fund (sixteen of the series constituting the Rydex Variable Trust) (the “Funds”) as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds at December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia

February 27, 2014

THE RYDEX FUNDS ANNUAL REPORT | 179

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the taxable ordinary income distributions paid during the year, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying
Nova Fund	100.00%
NASDAQ-100® 2x Strategy Fund	7.84%

With respect to the taxable year ended December 31, 2013, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

	NASDAQ-100®	Government
	2x Strategy	Long Bond 1.2x
	Fund	Strategy Fund
From long-term capital gains, subject to the 15% rate gains category:	$519,241	$95,676

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1.800.820.0888.

Office Locations

The offices of Guggenheim Investments can be found in the following locations:

330 Madison Avenue

10th Floor

New York, NY 10017

(Headquarters)

Four Irvington Centre

805 King Farm Boulevard

Suite 600

Rockville, MD 20850

9401 Indian Creek Parkway

40 Corporate Woods

Suite 850

Overland Park, KS 66210

180 | the RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.

TRUSTEE AND OFFICER

Name and	Length of Service as Trustee	Number of Funds
Year of Birth	(Year Began)	Overseen
Donald C. Cacciapaglia*	Rydex Series Funds – 2012	213
(1951)	Rydex Variable Trust – 2012
Rydex Dynamic Funds – 2012
Rydex ETF Trust – 2012

Principal Occupations During Past Five Years: Current: Security Investors, LLC: President and CEO from April 2012 to present; Guggenheim Investments: President and Chief Administrative Officer from February 2010 to present; Previous: Channel Capital Group, Inc.: Chairman and CEO from April 2002 to February 2010

Positions held within the Trust: Trustee from 2012 to present; President from 2012 to present

INDEPENDENT TRUSTEES

Name and	Length of Service as Trustee	Number of Funds
Year of Birth	(Year Began)	Overseen
Corey A. Colehour	Rydex Series Funds – 1993	132
(1945)	Rydex Variable Trust – 1998
Rydex Dynamic Funds – 1999
Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired; Previous: President and Senior Vice President of Schield Management Company (registered investment adviser) from 2003 to 2006

Positions held within the Trust: Trustee from 1993 to present; Member of the Audit and Governance and Nominating Committees from 1995 to present

J. Kenneth Dalton	Rydex Series Funds – 1995	132
(1941)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired

Positions held within the Trust: Trustee from 1995 to present; Member and Chairman of the Audit Committee from 1997 to present; Member of the Governance and Nominating Committees from 1995 to present; and Member of the Risk Oversight Committee from 2010 to present

John O. Demaret	Rydex Series Funds – 1997	132
(1940)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired

Positions held within the Trust: Trustee from 1997 to present; Chairman of the Board from 2006 to present; Member of the Audit Committee from 1997 to present; and Member of the Risk Oversight Committee from 2010 to present

THE RYDEX FUNDS ANNUAL REPORT | 181

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (continued)

INDEPENDENT TRUSTEES – concluded

Name and	Length of Service as Trustee	Number of Funds
Year of Birth	(Year Began)	Overseen
Werner E. Keller	Rydex Series Funds – 2005	132
(1940)	Rydex Variable Trust – 2005
Rydex Dynamic Funds – 2005
Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Current: Founder and President of Keller Partners, LLC (investment research firm) from 2005 to present; Previous: Retired from 2001 to 2005

Positions held within the Trust: Vice Chairman of the Board of Trustees from 2010 to present; Trustee and Member of the Audit and Governance and Nominating Committees from 2005 to present; and Chairman and Member of the Risk Oversight Committee from 2010 to present

Thomas F. Lydon, Jr.	Rydex Series Funds – 2005	132
(1960)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Current: President of Global Trends Investments (registered investment adviser) from 1996 to present

Positions held within the Trust: Trustee and Member of the Audit and Governance and Nominating Committees from 2005 to present

Patrick T. McCarville	Rydex Series Funds – 1997	132
(1942)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired; Previous: Chief Executive Officer of Par Industries, Inc., d/b/a Par Leasing from 1977 to 2010

Positions held within the Trust: Trustee from 1997 to present; Member of the Audit Committee from 1997 to present; and Chairman of the Governance and Nominating Committees from 1997 to present

Roger Somers	Rydex Series Funds – 1993	132
(1944)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Founder and Chief Executive Officer of Arrow Limousine from 1965 to present

Positions held within the Trust: Trustee from 1993 to present; Member of the Audit and Governance and Nominating Committees from 1995 to present

EXECUTIVE OFFICERS

Name, Position and Year of Birth	Principal Occupations During Past Five Years

Michael P. Byrum* Vice President (1970)	Current: President, Security Benefit Asset Management Holdings, LLC; Senior Vice President, Security Investors, LLC; President & Chief Investment Officer, Rydex Holdings, LLC; Director & Chairman of the Board, Advisor Research Center, Inc.; and Manager, Rydex Specialized Products, LLC

Previous: Guggenheim Distributors, LLC (f/k/a Rydex Distributors, LLC), Vice President (2009); Rydex Fund Services, LLC, Director (2009–2010), Secretary (2002–2010); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.), Director (2008–2010), Chief Investment Officer (2006–2010), President (2004–2010), Secretary (2002–2010); Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Director (2008–2010), Chief Investment Officer (2006–2010), President (2004–2010), Secretary (2002–2010); Advisor Research Center, Inc., Secretary (2006–2009), and Executive Vice President (2006)

182 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

EXECUTIVE OFFICERS – concluded

Name, Position	Principal Occupations
and Year of Birth	During Past Five Years

Nikolaos Bonos* Vice President and Treasurer (1963)	Current: Senior Vice President, Security Investors, LLC; Chief Executive Officer & Manager, Rydex Specialized Products, LLC; Chief Executive Officer & President, Rydex Fund Services, LLC; Vice President, Rydex Holdings, LLC; Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; and Vice President, Security Benefit Asset Management Holdings, LLC

Previous: Security Global Investors, LLC, Senior Vice President (2010–2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) Senior Vice President (2006–2011); Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Director (2009); and Rydex Specialized Products, LLC, Chief Financial Officer (2005–2009)

Elisabeth Miller* Chief Compliance Officer (1968)	Current: Chief Compliance Officer, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, Rydex ETF Trust, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, SBL Fund, Security Investors, LLC, and Guggenheim Distributors, LLC

Previous: Senior Manager, Security Investors, LLC and Guggenheim Distributors, LLC (2004–2009)

Amy J. Lee* Vice President and	Current: Secretary and Senior Vice President, Security Investors, LLC (2004–present)
Secretary (1961)	Previous: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004–2012)

Joseph M. Arruda* Assistant Treasurer (1966)	Current: Assistant Treasurer, SBL Fund, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President, Security Investors, LLC; and Chief Financial Officer & Manager, Rydex Specialized Products, LLC

Previous: Security Global Investors, LLC, Vice President (2010–2011); and Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Vice President (2004–2011)

*	Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with Guggenheim Investments.

THE RYDEX FUNDS ANNUAL REPORT | 183

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Distributors, LLC, Security Investors, LLC, Security Distributors, Inc. and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

184 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited) (concluded)

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

THE RYDEX FUNDS ANNUAL REPORT | 185

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DOMESTIC EQUITY FUNDS

S&P 500® PURE GROWTH FUND

S&P 500® PURE VALUE FUND

S&P MIDCAP 400® PURE GROWTH FUND

S&P MIDCAP 400® PURE VALUE FUND

S&P SMALLCAP 600® PURE GROWTH FUND

S&P SMALLCAP 600® PURE VALUE FUND

INTERNATIONAL EQUITY FUNDS EUROPE 1.25x STRATEGY FUND JAPAN 2x STRATEGY FUND SPECIALTY FUNDS STRENGTHENING DOLLAR 2x STRATEGY FUND WEAKENING DOLLAR 2x STRATEGY FUND

RVATB2-ANN-2-1213x1214

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Guggenheim Distributors, LLC.

the RYDEX FUNDS ANNUAL REPORT | 1

December 31, 2013

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for 10 of our Funds that are part of the Rydex Variable Trust. This report covers performance of the Funds for the annual period ended December 31, 2013.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, a global, diversified financial services firm.

Guggenheim Distributors, LLC, is the distributor of the Funds. Guggenheim Distributors, LLC is affiliated with Guggenheim Partners, LLC and Security Investors, LLC.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia

President

January 31, 2014

2 | the RYDEX FUNDS ANNUAL REPORT

December 31, 2013

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. • For more on these and other risks, please read the prospectus.

Pure Style Funds may not be suitable for all investors. • The funds are subject to the risk that large, medium and small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole • Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down. Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company. • The funds are subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the funds’ inability to buy or sell securities or other financial instruments on that day. In certain circumstances, it may be difficult for the funds to purchase and sell particular investments within a reasonable time at a fair price. • Unlike many investment companies, the funds are not actively “managed.” This means that based on market and economic conditions, the funds’ performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities. • The funds are subject to active trading and tracking error risks, which may increase volatility, impact the funds’ ability to achieve its investment objective and may decrease the fund’s performance. • These funds are considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. • Securities are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. • Please read the prospectus for more detailed information regarding these and other risks.

Strengthening Dollar 2x Strategy Fund is subject to a number of risks and may not be suitable for all investors. • The Fund’s use of derivatives such as futures and swap agreements may expose the fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. • The Fund’s exposure to foreign currencies subjects the fund to the risk that those currencies will appreciate in value relative to the U.S. dollar. • The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a Fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. • Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective. See the prospectus for more details.

Weakening Dollar 2x Strategy Fund is subject to a number of risks and may not be suitable for all investors. • The Fund’s use of derivatives such as futures and swap agreements may expose the fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. • The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the US dollar will decline in value relative to the currency being hedged. • The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. • Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective. See the prospectus for more details.

the RYDEX FUNDS ANNUAL REPORT | 3

Economic and Market overview (Unaudited)	December 31, 2013

The year ended December 31, 2013 wound down with a series of stronger-than-expected economic data releases. ISM manufacturing data (historically indicative of expansion or contraction) rose to its highest levels in over two years, consumer confidence rebounded following the government shutdown, housing starts surged, and the job market strengthened. Citing improved labor market conditions and a sustainable economic expansion, the U.S. Federal Reserve (the “Fed”) announced in December that it would reduce its monthly bond purchases by $10 billion, to $75 billion, starting in January 2014. Yet, at the same time, the Fed lengthened the time frame before which it will raise rates by promising to keep the Fed funds target rate at 0-0.25% at least as long as the unemployment rate remains above 6.5% and perhaps “well past” the time this target is reached. For the first time, the Fed also added a lower-bound target for inflation of 2% lengthening the expected time frame before rates rise.

As the U.S. economy slowly strengthens, we may return to an environment where taking credit risk is not just a consequence of staying within duration targets or reaching for yield, but rather a proactive choice driven by a positive outlook on the economy. To sustain optimism, the Fed will need to monitor the unintended consequences of tapering and avoid negative economic repercussions, as happened in the summer of 2013 when a spike in 10-year Treasury yields dampened home sales. For markets, the Fed must convince investors that the economy is strong enough to withstand steady reductions of its asset purchases. These will likely be Janet Yellen’s top priorities as she takes over the helm of the Fed.

Last January, the global economy faced myriad headwinds, choppiness lay ahead, and we expected plenty of volatility in 2013. Nevertheless, we believed at that point that risk assets were the best choice for investors. Now, the headwinds of 2013 have largely dissipated, and the outlook appears benign for risk assets for the first three to six months of 2014, if not longer.

Many pundits may have underestimated the strength of the U.S. economy, with both third quarter and fourth quarter economic growth beating expectations. The final three months of 2013 were exceptionally good for U.S. equities, which produced a wealth effect that probably boosted holiday sales. All of this bodes well for the first quarter of 2014.

Market conditions could be even stronger in Europe. Economic data from the euro area’s periphery is improving faster than from the core, where inflation is also rising at a faster pace, giving the peripheral nations a competitive advantage. In Asia, markets have priced for a more negative scenario that now appears less likely. With the U.S. and Europe now out of recession, they are ready to underpin a recovery in export growth in the Asian region. As a synchronous global expansion gets under way, investors may become more comfortable with taking risk, and this should be reflected in asset prices in many regions around the globe.

For 2014, investors should bear in mind that the Fed will continue injecting liquidity into financial markets even as it tapers its asset purchases. Assuming that the Fed continues the same pace of reductions at each Federal Open Market Committee meeting, it would still purchase more than $500 billion of bonds in 2014–nearly the size of the Fed’s QE2 from November 2010 to June 2011. This should help support credit spreads. An accelerated pace of tapering from the Fed would signal faster-than-expected economic growth and spark higher demand for risk assets. On balance, we expect the impact of tapering to be neutral. Barring economic weakness, we expect relatively benign market conditions with no major spike in volatility.

For the year ended December 31, 2013, the Standard & Poor’s 500® (“S&P 500”) Index* returned 32.39%. Foreign markets were also strong: the Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index* returned 22.78%. The return of the MSCI Emerging Markets Index* was -2.60%.

In the bond market, the Barclays U.S. Aggregate Bond Index* posted a -2.02% return for the period, while the Barclays U.S. Corporate High Yield Index* returned 7.44%. The return of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.07% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | the RYDEX FUNDS ANNUAL REPORT

Economic and Market overview (Unaudited) (concluded)	December 31, 2013

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. Corporate High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

S&P 500® Pure Growth Index is narrow in focus, containing only those S&P 500 Index companies with strong growth characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

S&P 500® Pure Value Index is narrow in focus, containing only those S&P 500 Index companies with strong value characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

S&P MidCap 400® Pure Growth Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong growth characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P MidCap 400® Pure Value Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong value characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Growth Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong growth characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Value Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong value characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

STOXX 50® Index provides a blue-chip representation of supersector leaders in the eurozone. The index covers 50 stocks from 12 eurozone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

Nikkei-225 Stock Average Index is a price-weighted index comprised of Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange.

USD or U.S. Dollar Index® (USDX) is an index that determines the relative value of the United States dollar to a basket of foreign currencies. This formulated “basket” of currencies comprises the weighting of six other currencies as follows: Euro (EUR), 57.6% + Japanese Yen (JPY), 13.6% + Pound Sterling (GBP), 11.9% + Canadian Dollar (CAD), 9.1% + Swedish Krona (SEK), 4.2% + Swiss Franc (CHF) 3.6%.

the RYDEX FUNDS ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Certain Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index	Index	Fund		Fund
	Level	Performance	Expectation	Fund NAV	Performance	Assessment
Start	100			$10.00
Day 1	106	6.0%	9.0%	$10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | the RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2013 and ending December 31, 2013.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

the RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	June 30, 2013	December 31, 2013	Period[2]
Table 1. Based on actual Fund return[3]
S&P 500® Pure Growth Fund	1.52%	20.93%	$1,000.00	$1,209.30	$8.46
S&P 500® Pure Value Fund	1.52%	22.08%	1,000.00	1,220.80	8.51
S&P MidCap 400® Pure Growth Fund	1.52%	20.77%	1,000.00	1,207.70	8.46
S&P MidCap 400® Pure Value Fund	1.52%	16.87%	1,000.00	1,168.70	8.31
S&P SmallCap 600® Pure Growth Fund	1.52%	24.20%	1,000.00	1,242.00	8.59
S&P SmallCap 600® Pure Value Fund	1.52%	22.35%	1,000.00	1,223.50	8.52
Europe 1.25x Strategy Fund	1.71%	23.40%	1,000.00	1,234.00	9.63
Japan 2x Strategy Fund	1.52%	21.38%	1,000.00	1,213.80	8.48
Strengthening Dollar 2x Strategy Fund	1.72%	(9.21%)	1,000.00	907.90	8.27
Weakening Dollar 2x Strategy Fund	1.72%	7.20%	1,000.00	1,072.00	8.98

Table 2. Based on hypothetical 5% return (before expenses)
S&P 500® Pure Growth Fund	1.52%	5.00%	$1,000.00	$1,017.54	$7.73
S&P 500® Pure Value Fund	1.52%	5.00%	1,000.00	1,017.54	7.73
S&P MidCap 400® Pure Growth Fund	1.52%	5.00%	1,000.00	1,017.54	7.73
S&P MidCap 400® Pure Value Fund	1.52%	5.00%	1,000.00	1,017.54	7.73
S&P SmallCap 600® Pure Growth Fund	1.52%	5.00%	1,000.00	1,017.54	7.73
S&P SmallCap 600® Pure Value Fund	1.52%	5.00%	1,000.00	1,017.54	7.73
Europe 1.25x Strategy Fund	1.71%	5.00%	1,000.00	1,016.59	8.69
Japan 2x Strategy Fund	1.52%	5.00%	1,000.00	1,017.54	7.73
Strengthening Dollar 2x Strategy Fund	1.72%	5.00%	1,000.00	1,016.53	8.74
Weakening Dollar 2x Strategy Fund	1.72%	5.00%	1,000.00	1,016.53	8.74

[1]	Annualized.
[2]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.
[3]	Actual cumulative return at net asset value for the period June 30, 2013 to December 31, 2013.

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PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2013

S&P 500® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Growth Index (the “underlying index”).

For the year ended December 31, 2013, S&P 500® Pure Growth Fund returned 41.32%, compared with a gain of 43.88% for the underlying index.

Consumer Discretionary was the sector contributing most to performance, followed by Health Care. No sector detracted, but the Telecommunications Services sector contributed least, followed by the Consumer Staples sector.

Stocks contributing the most to return of the underlying index were Netflix, Inc., Seagate Technology plc and Southwest Airlines Co.

Intuitive Surgical, Inc., Edwards Lifesciences Corp. and Mosaic Co. were the largest detractors from performance of the underlying index.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Huntington Bancshares, Inc.	2.2%
TripAdvisor, Inc.	1.9%
Celgene Corp.	1.9%
Netflix, Inc.	1.8%
Chipotle Mexican Grill, Inc. — Class A	1.8%
Safeway, Inc.	1.8%
Facebook, Inc. — Class A	1.7%
Vertex Pharmaceuticals, Inc.	1.7%
Michael Kors Holdings Ltd.	1.7%
Seagate Technology plc	1.7%
Top Ten Total	18.2%

“Ten Largest Holdings” exclude any temporary cash investments.

10 | the RYDEX FUNDS ANNUAL REPORT

performance report and FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*,†

Average Annual Returns

Periods Ended December 31, 2013*,†

			Since
			Inception
	1 Year	5 Year	(05/03/04)
S&P 500® Pure Growth Fund	41.32%	23.87%	7.76%
S&P 500 Pure Growth Index	43.88%	26.36%	10.76%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.

the RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS	December 31, 2013
S&P 500® PURE GROWTH FUND

	Shares	Value

COMMON STOCKS† - 100.1%

CONSUMER DISCRETIONARY - 28.7%
TripAdvisor, Inc.*	14,047	$1,163,513
Netflix, Inc.*	3,104	1,142,800
Chipotle Mexican Grill, Inc. — Class A*	2,100	1,118,838
Michael Kors Holdings Ltd.*	12,900	1,047,352
News Corp. — Class A*	56,800	1,023,536
Priceline.com, Inc.*	867	1,007,801
Wynn Resorts Ltd.	4,528	879,383
Goodyear Tire & Rubber Co.	32,800	782,280
Amazon.com, Inc.*	1,934	771,260
Harman International Industries, Inc.	8,400	687,540
Fossil Group, Inc.*	5,560	666,866
DIRECTV*	9,024	623,468
Comcast Corp. — Class A	10,940	568,497
Wyndham Worldwide Corp.	7,280	536,463
Discovery Communications, Inc. —
Class A*	5,326	481,577
Johnson Controls, Inc.	8,300	425,790
Interpublic Group of Companies, Inc.	23,900	423,030
NIKE, Inc. — Class B	5,100	401,064
BorgWarner, Inc.	6,988	390,699
CBS Corp. — Class B	6,010	383,077
Viacom, Inc. — Class B	4,100	358,094
VF Corp.	5,500	342,870
Graham Holdings Co. — Class B	500	331,660
Dollar Tree, Inc.*	5,700	321,594
Bed Bath & Beyond, Inc.*	3,900	313,170
Starbucks Corp.	3,700	290,043
Time Warner Cable, Inc.	2,120	287,260
Mohawk Industries, Inc.*	1,900	282,910
Harley-Davidson, Inc.	4,000	276,960
O’Reilly Automotive, Inc.*	2,000	257,420
TJX Companies, Inc.	4,006	255,302
Total Consumer Discretionary		17,842,117
INFORMATION TECHNOLOGY - 15.9%
Facebook, Inc. — Class A*	19,800	1,082,268
Seagate Technology plc	18,618	1,045,587
VeriSign, Inc.*	14,600	872,788
Western Digital Corp.	9,600	805,440
Alliance Data Systems Corp.*	3,000	788,790
Google, Inc. — Class A*	627	702,685
Cognizant Technology Solutions Corp. —
Class A*	6,473	653,644
First Solar, Inc.*	11,400	622,896
MasterCard, Inc. — Class A	680	568,113
Salesforce.com, Inc.*	7,442	410,724
QUALCOMM, Inc.	5,321	395,084
SanDisk Corp.	4,800	338,592
Yahoo!, Inc.*	8,282	334,924
Electronic Arts, Inc.*	14,500	332,630
Visa, Inc. — Class A	1,449	322,663
Fidelity National Information
Services, Inc.	6,000	322,080
Micron Technology, Inc.*	11,600	252,416
Total Information Technology		9,851,324
FINANCIALS - 15.8%
Huntington Bancshares, Inc.	142,082	1,371,091
KeyCorp	74,200	995,764
Fifth Third Bancorp	41,800	879,054
Comerica, Inc.	18,400	874,736
Prudential Financial, Inc.	9,400	866,868
Ameriprise Financial, Inc.	5,710	656,936
Discover Financial Services	11,500	643,424
SLM Corp.	23,884	627,672
Moody’s Corp.	6,847	537,284
Charles Schwab Corp.	19,000	494,000
Torchmark Corp.	4,500	351,675
BlackRock, Inc. — Class A	1,000	316,470
American Express Co.	3,320	301,224
Invesco Ltd.	8,100	294,840
Macerich Co.	4,800	282,672
IntercontinentalExchange Group, Inc.	1,200	269,904
Total Financials		9,763,614
HEALTH CARE - 15.3%
Celgene Corp.*	6,856	1,158,390
Vertex Pharmaceuticals, Inc.*	14,177	1,053,351
Actavis plc*	5,895	990,360
Regeneron Pharmaceuticals, Inc.*	3,254	895,631
Gilead Sciences, Inc.*	11,912	895,187
Biogen Idec, Inc.*	2,924	817,989
Boston Scientific Corp.*	52,900	635,858
Cigna Corp.	6,200	542,376
Alexion Pharmaceuticals, Inc.*	4,020	534,901
Allergan, Inc.	4,500	499,860
Perrigo Company plc	2,500	383,650
Cerner Corp.*	6,600	367,884
Thermo Fisher Scientific, Inc.	3,200	356,320
St. Jude Medical, Inc.	5,100	315,945
Total Health Care		9,447,702
ENERGY - 8.4%
Cabot Oil & Gas Corp.	20,400	790,704
Pioneer Natural Resources Co.	3,846	707,933
Helmerich & Payne, Inc.	8,000	672,640
Halliburton Co.	13,100	664,825
EOG Resources, Inc.	3,870	649,541
Range Resources Corp.	5,500	463,705
Noble Energy, Inc.	5,430	369,837
Schlumberger Ltd.	3,300	297,363
Equities Corp.	3,200	287,296
Kinder Morgan, Inc.	7,800	280,800
Total Energy		5,184,644

12 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2013
S&P 500® PURE GROWTH FUND

	Shares	Value

INDUSTRIALS - 7.9%
Southwest Airlines Co.	47,955	$903,473
Delta Air Lines, Inc.	28,100	771,907
Textron, Inc.	19,900	731,524
PACCAR, Inc.	9,360	553,831
Robert Half International, Inc.	11,000	461,890
Boeing Co.	3,170	432,673
Precision Castparts Corp.	1,300	350,090
Flowserve Corp.	4,300	338,969
Pitney Bowes, Inc.	13,800	321,540
Total Industrials		4,865,897
CONSUMER STAPLES - 4.1%
Safeway, Inc.	34,100	1,110,636
Constellation Brands, Inc. — Class A*	11,712	824,291
Monster Beverage Corp.*	4,879	330,650
Coca-Cola Enterprises, Inc.	6,000	264,780
Total Consumer Staples		2,530,357
MATERIALS - 4.0%
LyondellBasell Industries N.V. — Class A	9,500	762,661
Sealed Air Corp.	16,500	561,825
Ecolab, Inc.	4,596	479,225
Eastman Chemical Co.	4,672	377,030
PPG Industries, Inc.	1,440	273,110
Total Materials		2,453,851
Total Common Stocks
(Cost $50,283,184)		61,939,506

	Face
	Amount

REPURCHASE AGREEMENT††,1 - 0.3%
Credit Suisse Group
issued 12/31/13 at 0.00%
due 01/02/14	$171,746	171,746
Total Repurchase Agreement
(Cost $171,746)		171,746
Total Investments - 100.4%
(Cost $50,454,930)		$62,111,252
Other Assets & Liabilities, net - (0.4)%		(224,168)
Total Net Assets - 100.0%		$61,887,084

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.

plc – Public Limited Company

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 13

S&P 500® PURE GROWTH FUND

STATEMENT OF ASSETS
AND LIABILITIES

December 31, 2013

Assets:
Investments, at value
(cost $50,283,184)	$61,939,506
Repurchase agreements, at value
(cost $171,746)	171,746
Total investments
(cost $50,454,930)	62,111,252
Receivables:
Securities sold	5,184,683
Dividends	41,245
Fund shares sold	15,768
Total assets	67,352,948

Liabilities:
Payable for:
Fund shares redeemed	5,326,416
Management fees	38,734
Transfer agent and administrative fees	12,911
Investor service fees	12,911
Portfolio accounting fees	5,165
Miscellaneous	69,727
Total liabilities	5,465,864
Net assets	$61,887,084
Net assets consist of:
Paid in capital	$41,077,474
Undistributed net investment income	—
Accumulated net realized gain on investments	9,153,288
Net unrealized appreciation on investments	11,656,322
Net assets	$61,887,084
Capital shares outstanding	1,299,964
Net asset value per share	$47.61

STATEMENT OF
OPERATIONS

Year Ended December 31, 2013

Investment Income:
Dividends	$520,868
Income from securities lending, net	4,801
Interest	66
Total investment income	525,735

Expenses:
Management fees	359,540
Transfer agent and administrative fees	119,846
Investor service fees	119,846
Portfolio accounting fees	47,938
Professional fees	42,592
Custodian fees	5,477
Trustees’ fees*	4,175
Line of credit interest expense	153
Miscellaneous	38,818
Total expenses	738,385
Net investment loss	(212,650)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	8,780,876
Net realized gain	8,780,876
Net change in unrealized appreciation (depreciation) on:
Investments	6,834,434
Net change in unrealized appreciation (depreciation)	6,834,434
Net realized and unrealized gain	15,615,310
Net increase in net assets resulting from operations	$15,402,660

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

14 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

S&P 500® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(212,650)	$(155,205)
Net realized gain on investments	8,780,876	6,184,686
Net change in unrealized appreciation (depreciation) on investments	6,834,434	(1,685,662)
Net increase in net assets resulting from operations	15,402,660	4,343,819

Distributions to shareholders from:
Net realized gains	—	(245,728)
Total distributions to shareholders	—	(245,728)

Capital share transactions:
Proceeds from sale of shares	151,388,703	128,493,607
Distributions reinvested	—	245,728
Cost of shares redeemed	(134,229,835)	(141,577,701)
Net increase (decrease) from capital share transactions	17,158,868	(12,838,366)
Net increase (decrease) in net assets	32,561,528	(8,740,275)

Net assets:
Beginning of year	29,325,556	38,065,831
End of year	$61,887,084	$29,325,556
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	3,796,994	3,926,086
Shares issued from reinvestment of distributions	—	7,542
Shares redeemed	(3,367,422)	(4,332,514)
Net increase (decrease) in shares	429,572	(398,886)

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 15

S&P 500® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$33.69	$29.99	$30.33	$24.25	$16.47
Income (loss) from investment operations:
Net investment loss[a]	(.18)	(.15)	(.25)	(.20)	(.10)
Net gain (loss) on investments (realized and unrealized)	14.10	4.13	(.09)	6.28	7.88
Total from investment operations	13.92	3.98	(.34)	6.08	7.78
Less distributions from:
Net realized gains	—	(.28)	—	—	—
Total distributions	—	(.28)	—	—	—
Net asset value, end of period	$47.61	$33.69	$29.99	$30.33	$24.25

Total Return[b]	41.32%	13.31%	(1.09%)	25.03%	47.24%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$61,887	$29,326	$38,066	$49,301	$34,481
Ratios to average net assets:
Net investment loss	(0.44%)	(0.46%)	(0.81%)	(0.77%)	(0.53%)
Total expenses	1.54%	1.58%	1.64%	1.57%	1.55%
Net expenses[c]	1.54%	1.58%	1.61%	1.57%	1.55%
Portfolio turnover rate	324%	391%	423%	356%	497%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Net expense information reflects the expense ratios after expense waivers.

16 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

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the RYDEX FUNDS ANNUAL REPORT | 17

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2013

S&P 500® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap value securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Value Index (the “underlying index”).

For the year ended December 31, 2013, S&P 500® Pure Value Fund returned 45.26%, compared with a gain of 48.07% for the underlying index.

The Financials sector was the leading contributor to performance, followed by the Health Care sector. All sectors contributed to return, but the weakest-performing sectors were Telecommunications Services and Materials.

The strongest contributors to performance of the underlying index for the year included Genworth Financial, Inc. — Class A, Assurant, Inc. and Xerox Corp.

The stocks detracting most from performance of the underlying index were Cliffs Natural Resources, Inc., J.C. Penney Company, Inc. and Peabody Energy Corp.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Berkshire Hathaway, Inc. — Class B	2.1%
Alcoa, Inc.	2.0%
WellPoint, Inc.	1.9%
Valero Energy Corp.	1.8%
Assurant, Inc.	1.7%
Murphy Oil Corp.	1.7%
Archer-Daniels-Midland Co.	1.6%
Genworth Financial, Inc. — Class A	1.5%
Phillips 66	1.5%
Xerox Corp.	1.5%
Top Ten Total	17.3%

“Ten Largest Holdings” exclude any temporary cash investments.

18 | the RYDEX FUNDS ANNUAL REPORT

performance report and FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*,†

Average Annual Returns

Periods Ended December 31, 2013*,†

			Since
			Inception
	1 Year	5 Year	(05/03/04)
S&P 500® Pure Value Fund	45.26%	25.63%	7.96%
S&P 500 Pure Value Index	48.07%	28.65%	11.72%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.

the RYDEX FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS	December 31, 2013
S&P 500® PURE VALUE FUND

	Shares	Value

COMMON STOCKS† - 99.4%

FINANCIALS - 25.9%
Berkshire Hathaway, Inc. — Class B*	13,340	$1,581,590
Assurant, Inc.	18,817	1,248,884
Genworth Financial, Inc. — Class A*	71,393	1,108,733
Unum Group	27,793	974,978
Hartford Financial Services Group, Inc.	26,885	974,044
American International Group, Inc.	18,356	937,074
MetLife, Inc.	17,053	919,498
XL Group plc — Class A	28,836	918,138
Allstate Corp.	15,496	845,152
Loews Corp.	15,344	740,195
Capital One Financial Corp.	9,077	695,389
Morgan Stanley	20,622	646,706
SunTrust Banks, Inc.	17,406	640,715
Bank of America Corp.	38,400	597,888
Goldman Sachs Group, Inc.	3,337	591,517
JPMorgan Chase & Co.	9,850	576,028
Travelers Companies, Inc.	6,170	558,632
PNC Financial Services Group, Inc.	7,038	546,008
ACE Ltd.	4,974	514,958
NASDAQ OMX Group, Inc.	12,487	496,983
Bank of New York Mellon Corp.	13,800	482,172
Hudson City Bancorp, Inc.	41,600	392,288
BB&T Corp.	10,253	382,642
Chubb Corp.	3,610	348,834
Cincinnati Financial Corp.	6,300	329,931
Aflac, Inc.	4,455	297,594
Progressive Corp.	10,800	294,516
Wells Fargo & Co.	6,379	289,607
M&T Bank Corp.	2,300	267,766
Total Financials		19,198,460
ENERGY - 16.4%
Valero Energy Corp.	26,511	1,336,155
Murphy Oil Corp.	18,850	1,222,987
Phillips 66	14,268	1,100,491
Tesoro Corp.	17,000	994,500
Nabors Industries Ltd.	58,452	993,099
Hess Corp.	11,620	964,460
Rowan Companies plc — Class A*	18,416	651,190
Transocean Ltd.	12,100	597,982
Apache Corp.	6,120	525,953
Ensco plc — Class A	9,020	515,764
Chevron Corp.	3,977	496,767
Denbury Resources, Inc.*	28,900	474,827
Noble Corporation plc	12,500	468,375
Marathon Oil Corp.	12,242	432,143
Baker Hughes, Inc.	7,767	429,204
ConocoPhillips	4,839	341,875
Exxon Mobil Corp.	3,200	323,840
WPX Energy, Inc.*	13,615	277,474
Total Energy		12,147,086
UTILITIES - 15.3%
NRG Energy, Inc.	35,397	1,016,602
Exelon Corp.	29,891	818,714
Entergy Corp.	12,280	776,956
Integrys Energy Group, Inc.	12,738	693,074
Pepco Holdings, Inc.	35,882	686,423
FirstEnergy Corp.	17,688	583,350
AES Corp.	38,000	551,380
Consolidated Edison, Inc.	9,000	497,520
Edison International	10,500	486,150
PG&E Corp.	11,700	471,276
Xcel Energy, Inc.	16,000	447,040
SCANA Corp.	9,500	445,835
DTE Energy Co.	6,300	418,257
Pinnacle West Capital Corp.	7,900	418,068
AGL Resources, Inc.	8,700	410,901
PPL Corp.	13,602	409,284
Public Service Enterprise Group, Inc.	12,713	407,325
Duke Energy Corp.	5,600	386,456
Northeast Utilities	9,000	381,510
TECO Energy, Inc.	20,300	349,972
American Electric Power Company, Inc.	7,300	341,202
CMS Energy Corp.	10,800	289,116
Total Utilities		11,286,411
CONSUMER DISCRETIONARY - 9.5%
General Motors Co.*	24,400	997,228
Staples, Inc.	62,426	991,949
AutoNation, Inc.*	15,100	750,319
Ford Motor Co.	44,333	684,058
Kohl’s Corp.	11,570	656,598
DR Horton, Inc.	26,100	582,552
Target Corp.	9,190	581,451
Whirlpool Corp.	3,151	494,266
PulteGroup, Inc.	23,800	484,806
Carnival Corp.	11,800	474,006
Macy’s, Inc.	5,950	317,730
Total Consumer Discretionary		7,014,963
CONSUMER STAPLES - 7.5%
Archer-Daniels-Midland Co.	27,063	1,174,534
Tyson Foods, Inc. — Class A	30,676	1,026,418
Kroger Co.	17,479	690,945
Sysco Corp.	16,666	601,643
CVS Caremark Corp.	7,545	539,996
Wal-Mart Stores, Inc.	6,000	472,140
Molson Coors Brewing Co. — Class B	7,450	418,318
Costco Wholesale Corp.	3,000	357,030
ConAgra Foods, Inc.	8,100	272,970
Total Consumer Staples		5,553,994
HEALTH CARE - 7.2%
WellPoint, Inc.	15,407	1,423,452
Humana, Inc.	10,580	1,092,068
Aetna, Inc.	11,698	802,366

20 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2013
S&P 500® PURE VALUE FUND

	Shares	Value

Express Scripts Holding Co.*	8,500	$597,040
Unitedhealth Group, Inc.	7,780	585,834
Cardinal health, Inc.	8,388	560,402
Quest Diagnostics, Inc.	4,300	230,222
Total Health Care		5,291,384
MATERIALS - 5.7%
Alcoa, Inc.	139,982	1,488,009
Allegheny Technologies, Inc.	13,302	473,950
Dow Chemical Co.	8,588	381,307
Mosaic Co.	7,600	359,252
International Paper Co.	7,300	357,919
Bemis Company, Inc.	8,300	339,968
Freeport-McMoRan Copper & Gold, Inc.	8,200	309,468
Avery Dennison Corp.	5,210	261,490
Nucor Corp.	4,800	256,224
Total Materials		4,227,587
INFORMATION TECHNOLOGY - 5.6%
Xerox Corp.	90,006	1,095,373
Jabil Circuit, Inc.	54,453	949,660
Hewlett-Packard Co.	33,600	940,128
Computer Sciences Corp.	12,700	709,676
Corning, Inc.	26,573	473,531
Total Information Technology		4,168,368
INDUSTRIALS - 5.0%
L-3 Communications holdings, Inc.	6,783	724,831
Ryder System, Inc.	9,484	699,730
Jacobs engineering Group, Inc.*	9,975	628,325
Fluor Corp.	7,650	614,219
Joy Global, Inc.	6,900	403,581
Deere & Co.	3,600	328,788
Stanley Black & Decker, Inc.	3,300	266,277
Total Industrials		3,665,751
TELECOMMUNICATION SERVICES - 1.3%
Frontier Communications Corp.[1]	111,756	519,665
CenturyLink, Inc.	14,900	474,565
Total Telecommunication Services		994,230
Total Common Stocks
(Cost $60,974,351)		73,548,234

	Face
	Amount

REPURCHASE AGREEMENT††,2 - 0.6%
Credit Suisse Group
issued 12/31/13 at 0.00%
due 01/02/14	$422,691	422,691
Total Repurchase Agreement
(Cost $422,691)		422,691
SECURITIES LENDING COLLATERAL††,3 - 0.1%
Repurchase Agreements
HSBC Securities, Inc.
issued 12/31/13 at 0.01%
due 01/02/14	74,081	74,081
Deutsche Bank Securities, Inc.
issued 12/31/13 at 0.02%
due 01/02/14	10,919	10,919
Total Securities Lending Collateral
(Cost $85,000)		85,000
Total Investments - 100.1%
(Cost $61,482,042)		$74,055,925
Other Assets & Liabilities, net - (0.1)%		(54,890)
Total Net Assets - 100.0%		$74,001,035

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2013 — See Note 10.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 10.

plc — Public Limited Company

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 21

S&P 500® PURE VALUE FUND

STATEMENT OF ASSETS
AND LIABILITIES

December 31, 2013

Assets:
Investments, at value - including $79,050 of securities loaned
(cost $60,974,351)	$73,548,234
Repurchase agreements, at value
(cost $507,691)	507,691
Total investments
(cost $61,482,042)	74,055,925
Receivables:
Securities sold	732,169
Fund shares sold	158,192
Dividends	79,387
Interest and securities lending income	429
Total assets	75,026,102
Liabilities:
Payable for:
Fund shares redeemed	787,578
Upon return of securities loaned	85,000
Management fees	44,986
Transfer agent and administrative fees	14,995
Investor service fees	14,995
Portfolio accounting fees	5,999
Miscellaneous	71,514
Total liabilities	1,025,067
Net assets	$74,001,035
Net assets consist of:
Paid in capital	$60,136,497
Undistributed net investment income	266,085
Accumulated net realized gain on investments	1,024,570
Net unrealized appreciation on investments	12,573,883
Net assets	$74,001,035
Capital shares outstanding	531,618
Net asset value per share	$139.20

STATEMENT OF
OPERATIONS

Year Ended December 31, 2013

Investment Income:
Dividends (net of foreign withholding tax of $371)	$932,135
Income from securities lending, net	12,449
Interest	66
Total investment income	944,650

Expenses:
Management fees	374,960
Transfer agent and administrative fees	124,987
Investor service fees	124,987
Portfolio accounting fees	49,994
Professional fees	44,429
Custodian fees	5,751
Trustees’ fees*	3,694
Line of credit interest expense	127
Miscellaneous	40,752
Total expenses	769,681
Net investment income	174,969

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	7,281,492
Net realized gain	7,281,492
Net change in unrealized appreciation (depreciation) on:
Investments	8,924,491
Net change in unrealized appreciation (depreciation)	8,924,491
Net realized and unrealized gain	16,205,983
Net increase in net assets resulting from operations	$16,380,952

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

22 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

S&P 500® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment income	$174,969	$101,618
Net realized gain on investments	7,281,492	2,821,072
Net change in unrealized appreciation (depreciation) on investments	8,924,491	1,594,160
Net increase in net assets resulting from operations	16,380,952	4,516,850

Distributions to shareholders from:
Net investment income	—	(111,576)
Total distributions to shareholders	—	(111,576)

Capital share transactions:
Proceeds from sale of shares	202,720,977	142,596,560
Distributions reinvested	—	111,576
Cost of shares redeemed	(173,978,316)	(149,782,746)
Net increase (decrease) from capital share transactions	28,742,661	(7,074,610)
Net increase (decrease) in net assets	45,123,613	(2,669,336)

Net assets:
Beginning of year	28,877,422	31,546,758
End of year	$74,001,035	$28,877,422
Undistributed net investment income at end of year	$266,085	$99,948

Capital share activity:
Shares sold	1,757,975	1,632,941
Shares issued from reinvestment of distributions	—	1,243
Shares redeemed	(1,527,730)	(1,733,240)
Net increase (decrease) in shares	230,245	(99,056)

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 23

S&P 500® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009[c]
Per Share Data
Net asset value, beginning of period	$95.82	$78.78	$81.39	$68.16	$45.81
Income (loss) from investment operations:
Net investment income[a]	.41	.35	.29	.02	.65
Net gain (loss) on investments (realized and unrealized)	42.97	17.13	(2.88)	13.79	22.78
Total from investment operations	43.38	17.48	(2.59)	13.81	23.43
Less distributions from:
Net investment income	—	(.44)	(.02)	(.58)	(1.08)
Total distributions	—	(.44)	(.02)	(.58)	(1.08)
Net asset value, end of period	$139.20	$95.82	$78.78	$81.39	$68.16

Total Return[b]	45.26%	22.23%	(3.17%)	20.32%	51.22%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$74,001	$28,877	$31,547	$29,243	$27,851
Ratios to average net assets:
Net investment income	0.35%	0.40%	0.35%	0.03%	1.18%
Total expenses	1.54%	1.58%	1.61%	1.55%	1.54%
Portfolio turnover rate	371%	523%	724%	425%	421%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Per share amounts for the period January 1, 2009 through April 19, 2009 have been restated to reflect a 1:5 reverse share split effective April 20, 2009.

24 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

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the RYDEX FUNDS ANNUAL REPORT | 25

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2013

S&P MIDCAP 400® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Growth Index (the “underlying index”).

For the year ended December 31, 2013, S&P MidCap 400® Pure Growth Fund returned 34.05%, compared with a gain of 36.14% for the underlying index.

The Consumer Discretionary sector contributed most to return, followed by the Financials sector. The Energy sector was the only sector detracting from return.

3D Systems Corp., United Therapeutics Corp. and Vertex Pharmaceuticals, Inc. added the most to return of the underlying index for the year.

Rackspace Hosting, Inc., Northern Oil and Gas, Inc. and Royal Gold, Inc. detracted the most from performance of the underlying index for the year.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)

3D Systems Corp.	2.4%
Synovus Financial Corp.	2.4%
Salix Pharmaceuticals Ltd.	2.2%
United Therapeutics Corp.	2.1%
Green Mountain Coffee Roasters, Inc.	2.1%
BancorpSouth, Inc.	2.0%
AO Smith Corp.	1.9%
Tempur Sealy International, Inc.	1.9%
Trinity Industries, Inc.	1.8%
Endo Health Solutions, Inc.	1.8%
Top Ten Total	20.6%

“Ten Largest Holdings” exclude any temporary cash investments.

26 | the RYDEX FUNDS ANNUAL REPORT

performance report and FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*,†

Average Annual Returns

Periods Ended December 31, 2013*,†

			Since
			Inception
	1 Year	5 Year	(05/03/04)
S&P MidCap 400® Pure Growth Fund	34.05%	26.29%	11.14
S&P MidCap 400 Pure Growth Index	36.14%	28.34%	13.33

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.

the RYDEX FUNDS ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS	December 31, 2013

S&P MIDCAP 400® PURE GROWTH FUND

	Shares	Value

COMMON STOCKS† - 99.5%

INDUSTRIALS - 21.3%
AO Smith Corp.	17,890	$964,986
Trinity Industries, Inc.	16,800	915,935
Corporate Executive Board Co.	10,430	807,595
Kirby Corp.*	7,770	771,173
B/E Aerospace, Inc.*	8,710	758,031
United Rentals, Inc.*	8,690	677,386
Wabtec Corp.	8,692	645,555
Terex Corp.	14,120	592,899
Towers Watson & Co. — Class A	4,190	534,686
Old Dominion Freight Line, Inc.*	9,680	513,234
Alaska Air Group, Inc.	6,357	466,413
Graco, Inc.	5,610	438,253
Fortune Brands Home & Security, Inc.	8,560	391,192
HNI Corp.	9,660	375,098
Genesee & Wyoming, Inc. — Class A*	3,880	372,674
Lincoln Electric Holdings, Inc.	4,710	336,011
Copart, Inc.*	8,422	308,666
IDEX Corp.	3,530	260,691
Deluxe Corp.	4,570	238,508
J.B. Hunt Transport Services, Inc.	2,960	228,808
Total Industrials		10,597,794
CONSUMER DISCRETIONARY - 20.2%
Tempur Sealy International, Inc.*	17,640	951,854
Deckers Outdoor Corp.*	10,220	863,181
Wendy’s Co.	94,800	826,655
Toll Brothers, Inc.*	21,440	793,280
Bally Technologies, Inc.*	9,290	728,801
Polaris Industries, Inc.	4,839	704,752
Under Armour, Inc. — Class A*	7,808	681,638
LKQ Corp.*	19,182	631,088
Jarden Corp.*	8,275	507,671
Tractor Supply Co.	6,202	481,151
Gentex Corp.	13,439	443,353
Brinker International, Inc.	8,600	398,524
Scientific Games Corp. — Class A*	22,240	376,523
Hanesbrands, Inc.	5,170	363,296
Brunswick Corp.	7,850	361,571
Sotheby’s	5,150	273,980
Domino’s Pizza, Inc.	3,370	234,721
DreamWorks Animation SKG, Inc. —
Class A*	6,380	226,490
Carter’s, Inc.	2,913	209,124
Total Consumer Discretionary		10,057,653
FINANCIALS - 18.6%
Synovus Financial Corp.	330,060	1,188,216
BancorpSouth, Inc.	38,340	974,603
Cathay General Bancorp	32,645	872,601
SVB Financial Group*	8,180	857,755
Old Republic International Corp.	49,090	847,784
Associated Banc-Corp.	40,720	708,528
Waddell & Reed Financial, Inc. — Class A	8,620	561,334
Washington Federal, Inc.	20,287	472,484
Signature Bank*	4,276	459,328
CBOE Holdings, Inc.	8,470	440,101
Affiliated Managers Group, Inc.*	1,850	401,228
City National Corp.	4,448	352,371
MSCI, Inc. — Class A*	7,840	342,765
East West Bancorp, Inc.	8,410	294,098
Alexander & Baldwin, Inc.	6,110	254,970
Omega Healthcare Investors, Inc.	6,920	206,216
Total Financials		9,234,382
INFORMATION TECHNOLOGY - 15.4%
3D Systems Corp.*,1	12,880	1,196,938
PTC, Inc.*	16,190	572,964
Mentor Graphics Corp.	23,360	562,275
ACI Worldwide, Inc.*	8,200	533,000
WEX, Inc.*	5,240	518,917
Concur Technologies, Inc.*	4,007	413,442
Cree, Inc.*	6,440	402,951
NeuStar, Inc. — Class A*	7,963	397,035
CoreLogic, Inc.*	10,660	378,750
Ciena Corp.*	14,619	349,833
ValueClick, Inc.*	14,840	346,811
Advent Software, Inc.	9,190	321,558
Fair Isaac Corp.	5,010	314,828
Acxiom Corp.*	8,010	296,210
CommVault Systems, Inc.*	3,600	269,568
Trimble Navigation Ltd.*	7,658	265,733
Global Payments, Inc.	4,050	263,210
Broadridge Financial Solutions, Inc.	6,020	237,910
Total Information Technology		7,641,933
HEALTH CARE - 9.3%
Salix Pharmaceuticals Ltd.*	12,280	1,104,464
United Therapeutics Corp.*	9,252	1,046,216
Endo Health Solutions, Inc.*	13,470	908,686
Universal Health Services, Inc. — Class B	7,280	591,573
Cubist Pharmaceuticals, Inc.*	5,600	385,672
Charles River Laboratories
International, Inc.*	5,570	295,433
Covance, Inc.*	3,240	285,314
Total Health Care		4,617,358

28 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2013

S&P MIDCAP 400® PURE GROWTH FUND

	Shares	Value

ENERGY - 8.4%
Patterson-UTI Energy, Inc.	35,140	$889,745
SM Energy Co.	9,660	802,842
Rosetta Resources, Inc.*	10,880	522,675
Oil States International, Inc.*	5,100	518,772
Oceaneering International, Inc.	6,010	474,069
CARBO Ceramics, Inc.	3,130	364,739
Dril-Quip, Inc.*	2,790	306,705
Gulfport Energy Corp.*	4,610	291,122
Total Energy		4,170,669
CONSUMER STAPLES - 3.6%
Green Mountain Coffee Roasters, Inc.*	13,540	1,023,353
Hain Celestial Group, Inc.*	4,410	400,340
SUPERVALU, Inc.*	52,190	380,465
Total Consumer Staples		1,804,158
MATERIALS - 2.7%
Worthington Industries, Inc.	12,117	509,883
Packaging Corporation of America	6,570	415,750
Eagle Materials, Inc.	5,190	401,862
Total Materials		1,327,495
Total Common Stocks
(Cost $41,291,918)		49,451,442

	Face
	Amount

REPURCHASE AGREEMENT††,2 - 0.7%
Credit Suisse Group
issued 12/31/13 at 0.00%
due 01/02/14	$335,323	335,323
Total Repurchase Agreement
(Cost $335,323)		335,323
SECURITIES LENDING COLLATERAL††,3 - 1.7%
Repurchase Agreements
HSBC Securities, Inc.
issued 12/31/13 at 0.01%
due 01/02/14	753,704	753,704
Deutsche Bank Securities, Inc.
issued 12/31/13 at 0.02%
due 01/02/14	111,096	111,096
Total Securities Lending Collateral
(Cost $864,800)		864,800
Total Investments - 101.9%
(Cost $42,492,041)		$50,651,565
Other Assets & Liabilities, net - (1.9)%		(950,981)
Total Net Assets - 100.0%		$49,700,584

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2013 — See Note 10.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 10.

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 29

S&P MIDCAP 400® PURE GROWTH FUND

STATEMENT OF ASSETS
AND LIABILITIES

December 31, 2013

Assets:
Investments, at value - including $854,956 of securities loaned
(cost $41,291,918)	$49,451,442
Repurchase agreements, at value
(cost $1,200,123)	1,200,123
Total investments
(cost $42,492,041)	50,651,565
Receivables:
Fund shares sold	514,578
Dividends	14,628
Interest and securities lending income	1,468
Total assets	51,182,239
Liabilities:
Payable for:
Upon return of securities loaned	864,800
Securities purchased	500,576
Management fees	27,917
Fund shares redeemed	9,704
Transfer agent and administrative fees	9,306
Investor service fees	9,306
Portfolio accounting fees	3,722
Miscellaneous	56,324
Total liabilities	1,481,655
Net assets	$49,700,584
Net assets consist of:
Paid in capital	$36,583,352
Undistributed net investment income	—
Accumulated net realized gain on investments	4,957,708
Net unrealized appreciation on investments	8,159,524
Net assets	$49,700,584
Capital shares outstanding	1,155,176
Net asset value per share	$43.02

STATEMENT OF
OPERATIONS

Year Ended December 31, 2013

Investment Income:
Dividends	$392,784
Income from securities lending, net	32,570
Interest	59
Total investment income	425,413

Expenses:
Management fees	286,938
Transfer agent and administrative fees	95,646
Investor service fees	95,646
Portfolio accounting fees	38,258
Professional fees	34,559
Custodian fees	4,351
Trustees’ fees*	3,387
Line of credit interest expense	76
Miscellaneous	30,696
Total expenses	589,557
Net investment loss	(164,144)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,721,441
Net realized gain	5,721,441
Net change in unrealized appreciation (depreciation) on:
Investments	4,411,625
Net change in unrealized appreciation (depreciation)	4,411,625
Net realized and unrealized gain	10,133,066
Net increase in net assets resulting from operations	$9,968,922

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

30 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

S&P MIDCAP 400® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(164,144)	$(151,894)
Net realized gain on investments	5,721,441	4,796,822
Net change in unrealized appreciation (depreciation) on investments	4,411,625	(1,218,689)
Net increase in net assets resulting from operations	9,968,922	3,426,239

Distributions to shareholders from:
Net realized gains	(3,465,958)	(4,252,045)
Total distributions to shareholders	(3,465,958)	(4,252,045)

Capital share transactions:
Proceeds from sale of shares	114,968,409	47,178,312
Distributions reinvested	3,465,958	4,252,045
Cost of shares redeemed	(107,579,809)	(45,640,576)
Net increase from capital share transactions	10,854,558	5,789,781
Net increase in net assets	17,357,522	4,963,975

Net assets:
Beginning of year	32,343,062	27,379,087
End of year	$49,700,584	$32,343,062
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	2,895,355	1,219,241
Shares issued from reinvestment of distributions	84,971	127,536
Shares redeemed	(2,758,198)	(1,163,637)
Net increase in shares	222,128	183,140

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

S&P MIDCAP 400® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$34.66	$36.51	$39.19	$29.56	$18.85
Income (loss) from investment operations:
Net investment loss[a]	(.17)	(.23)	(.52)	(.35)	(.25)
Net gain on investments (realized and unrealized)	11.79	5.80	.34	9.98	10.96
Total from investment operations	11.62	5.57	(.18)	9.63	10.71
Less distributions from:
Net realized gains	(3.26)	(7.42)	(2.50)	—	—
Total distributions	(3.26)	(7.42)	(2.50)	—	—
Net asset value, end of period	$43.02	$34.66	$36.51	$39.19	$29.56

Total Return[b]	34.05%	16.05%	(0.66%)	32.58%	56.82%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$49,701	$32,343	$27,379	$62,178	$44,918
Ratios to average net assets:
Net investment loss	(0.43%)	(0.58%)	(1.26%)	(1.06%)	(1.01%)
Total expenses	1.54%	1.58%	1.61%	1.56%	1.55%
Portfolio turnover rate	335%	234%	202%	304%	244%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

32 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

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the RYDEX FUNDS ANNUAL REPORT | 33

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2013

S&P MIDCAP 400® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap value securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Value Index (the “underlying index”).

For the year ended December 31, 2013, S&P MidCap 400® Pure Value Fund returned 35.80%, compared with a return of 38.83% for the underlying index.

The Industrials and Financials sectors contributed most to return. No sector detracted, but the Telecommunications Services sector contributed least, followed by the Utilities sector.

Manpower, Inc., StanCorp Financial Group, Inc. and Protective Life Corp. added the most to return of the underlying index for the year.

Arch Coal, Inc., Monster Worldwide, Inc. and Alpha Natural Resources, Inc. detracted the most from performance of the underlying index for the year.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
URS Corp.	2.3%
ManTech International Corp. — Class A	2.3%
Ingram Micro, Inc. — Class A	2.2%
Tech Data Corp.	2.2%
Avnet, Inc.	2.0%
Reinsurance Group of America, Inc. — Class A	2.0%
Universal Corp.	1.9%
Arrow Electronics, Inc.	1.9%
AECOM Technology Corp.	1.8%
Community Health Systems, Inc.	1.6%
Top Ten Total	20.2%

“Ten Largest Holdings” exclude any temporary cash investments.

34 | the RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*,†

Average Annual Returns

Periods Ended December 31, 2013*,†

			Since
			Inception
	1 Year	5 Year	(05/03/04)
S&P MidCap 400® Pure Value Fund	35.80%	22.43%	8.27%
S&P MidCap 400 Pure Value Index	38.83%	25.32%	10.66%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.

the RYDEX FUNDS ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS	December 31, 2013
S&P MIDCAP 400® PURE VALUE FUND

	Shares	Value

COMMON STOCKS† - 99.5%

FINANCIALS - 20.3%
Reinsurance Group of America,
Inc. — Class A	7,176	$555,495
First American Financial Corp.	15,800	445,561
Hanover Insurance Group, Inc.	7,234	431,942
Kemper Corp.	8,708	355,983
Protective Life Corp.	7,023	355,785
Aspen Insurance Holdings Ltd.	8,400	347,004
Fidelity National Financial, Inc. — Class A	9,230	299,514
American Financial Group, Inc.	5,074	292,872
Alleghany Corp.*	670	267,973
Everest Re Group Ltd.	1,693	263,888
WR Berkley Corp.	6,075	263,594
StanCorp Financial Group, Inc.	3,721	246,516
First Niagara Financial Group, Inc.	21,864	232,197
HCC Insurance Holdings, Inc.	4,196	193,603
Mercury General Corp.	3,440	171,002
Astoria Financial Corp.	11,786	163,000
Apollo Investment Corp.	18,855	159,890
Hancock Holding Co.	3,530	129,480
International Bancshares Corp.	4,596	121,288
Janus Capital Group, Inc.	9,670	119,618
Fulton Financial Corp.	9,140	119,551
New York Community Bancorp, Inc.	6,020	101,437
Valley National Bancorp	10,020	101,402
Total Financials		5,738,595
INFORMATION TECHNOLOGY - 17.0%
ManTech International Corp. — Class A	21,260	636,312
Ingram Micro, Inc. — Class A*	26,543	622,698
Tech Data Corp.*	11,961	617,187
Avnet, Inc.	12,690	559,756
Arrow Electronics, Inc.*	9,778	530,457
Leidos Holdings, Inc.	9,013	419,014
Vishay Intertechnology, Inc.*	27,610	366,109
Science Applications International Corp.	9,310	307,882
Lexmark International, Inc. — Class A	8,450	300,144
Convergys Corp.	7,720	162,506
Fairchild Semiconductor International,
Inc. — Class A*	10,760	143,646
Itron, Inc.*	3,100	128,433
Total Information Technology		4,794,144
INDUSTRIALS - 15.8%
URS Corp.	12,058	638,953
AECOM Technology Corp.*	17,442	513,318
JetBlue Airways Corp.*	50,634	432,921
AGCO Corp.	6,390	378,224
Manpowergroup, Inc.	3,809	327,041
Oshkosh Corp.	5,800	292,204
Brink’s Co.	8,392	286,503
Granite Construction, Inc.	8,090	282,988
Exelis, Inc.	11,370	216,712
KBR, Inc.	6,471	206,360
Triumph Group, Inc.	2,350	178,765
Regal-Beloit Corp.	2,200	162,184
Esterline Technologies Corp.*	1,570	160,077
Matson, Inc.	5,400	140,994
UTI Worldwide, Inc.	6,460	113,438
Werner Enterprises, Inc.	4,470	110,543
Total Industrials		4,441,225
CONSUMER DISCRETIONARY - 11.4%
Rent-A-Center, Inc. — Class A	10,570	352,404
Big Lots, Inc.*	10,650	343,889
Valassis Communications, Inc.	9,780	334,965
MDC Holdings, Inc.	10,120	326,269
CST Brands, Inc.	7,980	293,025
Murphy USA, Inc.*	6,760	280,946
Abercrombie & Fitch Co. — Class A	8,310	273,482
Ascena Retail Group, Inc.*	8,330	176,263
Aaron’s, Inc.	5,510	161,994
Apollo Education Group, Inc. — Class A*	5,770	157,636
Foot Locker, Inc.	3,230	133,851
JC Penney Company, Inc.*,1	14,400	131,760
ANN, Inc.*	3,400	124,304
DeVry Education Group, Inc.	3,280	116,440
Total Consumer Discretionary		3,207,228
MATERIALS - 8.2%
Domtar Corp.	4,490	423,586
Commercial Metals Co.	17,787	361,609
Steel Dynamics, Inc.	15,686	306,504
Reliance Steel & Aluminum Co.	4,040	306,394
Greif, Inc. — Class A	4,800	251,520
Ashland, Inc.	2,470	239,689
Olin Corp.	8,110	233,974
Cabot Corp.	3,557	182,830
Total Materials		2,306,106
HEALTH CARE - 6.9%
Community Health Systems, Inc.*	11,415	448,268
Health Net, Inc.*	15,021	445,673
LifePoint Hospitals, Inc.*	7,268	384,041
WellCare Health Plans, Inc.*	4,940	347,875
Owens & Minor, Inc.	8,408	307,396
Total Health Care		1,933,253
ENERGY - 6.7%
HollyFrontier Corp.	8,900	442,241
World Fuel Services Corp.	10,000	431,600
Superior Energy Services, Inc.*	15,438	410,805
Alpha Natural Resources, Inc.*	30,030	214,414
Tidewater, Inc.	3,508	207,919
Unit Corp.*	3,256	168,075
Total Energy		1,875,054

36 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2013
S&P MIDCAP 400® PURE VALUE FUND

	Shares	Value

UTILITIES - 5.8%
Great Plains energy, Inc.	10,573	$256,291
UGI Corp.	6,056	251,082
PNM Resources, Inc.	9,960	240,235
Hawaiian Electric Industries, Inc.	9,200	239,752
Westar energy, Inc.	5,520	177,578
WGL holdings, Inc.	4,420	177,065
Atmos energy Corp.	3,794	172,323
IDACORP, Inc.	2,350	121,824
Total Utilities		1,636,150
CONSUMER STAPLES - 5.8%
Universal Corp.	9,787	534,370
Dean Foods Co.*	20,620	354,458
Harris Teeter Supermarkets, Inc.	5,110	252,179
United Natural Foods, Inc.*	2,390	180,182
Ingredion, Inc.	2,490	170,465
Post holdings, Inc.*	2,840	139,927
Total Consumer Staples		1,631,581
TELECOMMUNICATION SERVICES - 1.6%
Telephone & Data Systems, Inc.	17,358	447,489
Total Common Stocks
(Cost $23,104,475)		28,010,825

	Face
	Amount

rePurChaSe aGreeMeNT††,2 - 0.6%
Credit Suisse Group
issued 12/31/13 at 0.00%
due 01/02/14	$172,272	172,272
Total Repurchase Agreement
(Cost $172,272)		172,272

SeCuriTieS leNdiNG COllaTeral††,3 - 0.4%
Repurchase Agreements
HSBC Securities, Inc.
issued 12/31/13 at 0.01%
due 01/02/14	89,768	89,768
Deutsche Bank Securities, Inc.
issued 12/31/13 at 0.02%
due 01/02/14	13,232	13,232
Total Securities Lending Collateral
(Cost $103,000)		103,000
Total Investments - 100.5%
(Cost $23,379,747)		$28,286,097
Other Assets & Liabilities, net - (0.5)%		(129,647)
Total Net Assets - 100.0%		$28,156,450

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.

††	Value determined based on Level 2 inputs — See Note 4.

[1]	All or portion of this security is on loan at December 31, 2013 — See Note 10.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 10.

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 37

S&P MIDCAP 400® PURE VALUE FUND

STATEMENT OF ASSETS
AND LIABILITIES

December 31, 2013

Assets:
Investments, at value - including $94,245 of securities loaned
(cost $23,104,475)	$28,010,825
Repurchase agreements, at value
(cost $275,272)	275,272
Total investments
(cost $23,379,747)	28,286,097
Receivables:
Fund shares sold	520,599
Dividends	22,894
Interest and securities lending income	142
Total assets	28,829,732
Liabilities:
Payable for:
Securities purchased	505,651
Upon return of securities loaned	103,000
Management fees	14,413
Transfer agent and administrative fees	4,804
Investor service fees	4,804
Portfolio accounting fees	1,922
Fund shares redeemed	127
Miscellaneous	38,561
Total liabilities	673,282
Net assets	$28,156,450
Net assets consist of:
Paid in capital	$22,681,743
Undistributed net investment income	11,771
Accumulated net realized gain on investments	556,586
Net unrealized appreciation on investments	4,906,350
Net assets	$28,156,450
Capital shares outstanding	240,456
Net asset value per share	$117.10

STATEMENT OF
OPERATIONS

Year Ended December 31, 2013

Investment Income:
Dividends	$417,336
Income from securities lending, net	5,286
Interest	63
Total investment income	422,685

Expenses:
Management fees	199,653
Transfer agent and administrative fees	66,551
Investor service fees	66,551
Portfolio accounting fees	26,620
Professional fees	23,525
Custodian fees	3,098
Trustees’ fees*	2,114
Line of credit interest expense	49
Miscellaneous	22,753
Total expenses	410,914
Net investment income	11,771

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,975,222
Net realized gain	2,975,222
Net change in unrealized appreciation (depreciation) on:
Investments	3,275,418
Net change in unrealized appreciation (depreciation)	3,275,418
Net realized and unrealized gain	6,250,640
Net increase in net assets resulting from operations	$6,262,411

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

38 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

S&P MIDCAP 400® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment income	$11,771	$21,268
Net realized gain on investments	2,975,222	2,529,506
Net change in unrealized appreciation (depreciation) on investments	3,275,418	268,575
Net increase in net assets resulting from operations	6,262,411	2,819,349

Distributions to shareholders from:
Net investment income	(21,268)	—
Total distributions to shareholders	(21,268)	—

Capital share transactions:
Proceeds from sale of shares	145,525,501	45,273,539
Distributions reinvested	21,268	—
Cost of shares redeemed	(137,803,041)	(56,820,860)
Net increase (decrease) from capital share transactions	7,743,728	(11,547,321)
Net increase (decrease) in net assets	13,984,871	(8,727,972)

Net assets:
Beginning of year	14,171,579	22,899,551
End of year	$28,156,450	$14,171,579
Undistributed net investment income at end of year	$11,771	$21,268

Capital share activity:
Shares sold	1,414,891	554,487
Shares issued from reinvestment of distributions	188	—
Shares redeemed	(1,338,851)	(700,682)
Net increase (decrease) in shares	76,228	(146,195)

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 39

S&P MIDCAP 400® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009[c]
Per Share Data
Net asset value, beginning of period	$86.29	$73.77	$79.45	$66.83	$43.46
Income (loss) from investment operations:
Net investment income (loss)[a]	.05	.11	(.01)	(.03)	.50
Net gain (loss) on investments (realized and unrealized)	30.85	12.41	(5.67)	13.44	23.46
Total from investment operations	30.90	12.52	(5.68)	13.41	23.96
Less distributions from:
Net investment income	(.09)	—	—	(.79)	(.59)
Total distributions	(.09)	—	—	(.79)	(.59)
Net asset value, end of period	$117.10	$86.29	$73.77	$79.45	$66.83

Total Return[b]	35.80%	16.99%	(7.15%)	20.13%	55.22%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$28,156	$14,172	$22,900	$15,875	$29,506
Ratios to average net assets:
Net investment income (loss)	0.04%	0.14%	(0.01%)	(0.05%)	0.90%
Total expenses	1.54%	1.58%	1.61%	1.54%	1.54%
Portfolio turnover rate	499%	290%	334%	250%	321%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Per share amounts for the period January 1, 2009 through April 19, 2009 have been restated to reflect a 1:5 reverse share split effective April 20, 2009.

40 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

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the RYDEX FUNDS ANNUAL REPORT | 41

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2013

S&P SMALLCAP 600® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Growth Index (the “underlying index”).

For the year ended December 31, 2013, S&P SmallCap 600® Pure Growth Fund rose 41.30%, compared with a gain of 43.75% for the underlying index.

The Information Technology sector and the Financials sector added the most to return to the underlying index for the year. The Telecommunications

Services sector contributed least, followed by the Energy sector.

The best-performing stocks of the underlying index were Tuesday Morning Corp., Blucora, Inc. and Home BancShares, Inc.

The weakest performers of the underlying index were Francesca’s Holdings Corp., Cirrus Logic, Inc. and Ultratech, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Matrix Service Co.	1.4%
Akorn, Inc.	1.4%
HCI Group, Inc.	1.4%
XO Group, Inc.	1.3%
CalAmp Corp.	1.3%
MB Financial, Inc.	1.3%
Multimedia Games Holding Company, Inc.	1.2%
On Assignment, Inc.	1.2%
Lithia Motors, Inc. — Class A	1.2%
Questcor Pharmaceuticals, Inc.	1.2%
Top Ten Total	12.9%

“Ten Largest Holdings” exclude any temporary cash investments.

42 | the RYDEX FUNDS ANNUAL REPORT

performance report and FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*,†

Average Annual Returns

Periods Ended December 31, 2013*,†

			Since
			Inception
	1 Year	5 Year	(05/03/04)
S&P SmallCap 600® Pure Growth Fund	41.30%	22.14%	9.31%
S&P SmallCap 600 Pure Growth Index	43.75%	24.83%	11.73%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.

the RYDEX FUNDS ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS	December 31, 2013
S&P SMALLCAP 600® PURE GROWTH FUND

	Shares	Value

COMMON STOCKS† - 99.0%

FINANCIALS - 23.1%
HCI Group, Inc.	12,360	$661,260
MB Financial, Inc.	19,020	610,351
Umpqua Holdings Corp.	26,800	512,952
United Community Banks, Inc.*	28,880	512,620
Forestar Group, Inc.*	23,810	506,439
Virtus Investment Partners, Inc.*	2,278	455,714
BBCN Bancorp, Inc.	27,380	454,234
PrivateBancorp, Inc. — Class A	15,389	445,204
Employers Holdings, Inc.	13,370	423,161
Home BancShares, Inc.	11,197	418,208
Encore Capital Group, Inc.*	7,751	389,565
Portfolio Recovery Associates, Inc.*	7,240	382,562
First Midwest Bancorp, Inc.	21,460	376,194
Pinnacle Financial Partners, Inc.	11,486	373,640
HFF, Inc. — Class A*	13,853	371,953
CoreSite Realty Corp.	11,291	363,457
PacWest Bancorp[1]	8,469	357,561
Oritani Financial Corp.	21,584	346,424
MarketAxess Holdings, Inc.	5,110	341,706
BofI Holding, Inc.*	4,310	338,033
Sabra Health Care REIT, Inc.	12,408	324,345
Wilshire Bancorp, Inc.	28,290	309,210
Bank of the Ozarks, Inc.	5,155	291,721
Boston Private Financial Holdings, Inc.	22,235	280,606
Evercore Partners, Inc. — Class A	4,640	277,379
Glacier Bancorp, Inc.	8,300	247,257
Texas Capital Bancshares, Inc.*	3,363	209,179
Financial Engines, Inc.	2,880	200,102
eHealth, Inc.*	3,786	176,011
First Financial Bankshares, Inc.	1,990	131,977
First Cash Financial Services, Inc.*	2,045	126,463
Total Financials		11,215,488
INFORMATION TECHNOLOGY - 22.3%
XO Group, Inc.*	43,572	647,479
CalAmp Corp.*	23,132	647,002
Electronics for Imaging, Inc.*	14,530	562,747
Blucora, Inc.*	18,862	550,016
iGATE Corp.*	12,680	509,229
Virtusa Corp.*	12,180	463,936
Perficient, Inc.*	18,386	430,600
Dealertrack Technologies, Inc.*	8,927	429,210
Interactive Intelligence Group, Inc.*	6,032	406,315
Methode Electronics, Inc.	11,700	400,023
OpenTable, Inc.*	5,034	399,549
Harmonic, Inc.*	47,440	350,107
Monotype Imaging Holdings, Inc.	10,960	349,186
Manhattan Associates, Inc.*	2,886	339,047
j2 Global, Inc.	6,580	329,066
Daktronics, Inc.	20,620	323,321
Tyler Technologies, Inc.*	3,116	318,237
Synchronoss Technologies, Inc.*	9,790	304,175
Stamps.com, Inc.*	6,666	280,639
Synaptics, Inc.*	5,250	272,003
Measurement Specialties, Inc.*	4,073	247,190
NIC, Inc.	9,675	240,617
Belden, Inc.	3,350	236,008
Cardtronics, Inc.*	5,320	231,154
Advanced Energy Industries, Inc.*	9,770	223,342
FARO Technologies, Inc.*	3,380	197,054
LogMeIn, Inc.*	5,460	183,183
Cognex Corp.	4,715	180,019
FEI Co.	1,915	171,124
MTS Systems Corp.	2,390	170,288
MAXIMUS, Inc.	3,586	157,748
Blackbaud, Inc.	4,170	157,001
comScore, Inc.*	3,870	110,721
Global Payments, Inc.	1	65
Total Information Technology		10,817,401
CONSUMER DISCRETIONARY - 16.7%
Multimedia Games Holding
Company, Inc.*	19,075	598,192
Lithia Motors, Inc. — Class A	8,450	586,599
MarineMax, Inc.*	29,020	466,642
Buffalo Wild Wings, Inc.*	3,057	449,989
Arctic Cat, Inc.	7,298	415,840
Winnebago Industries, Inc.*	13,090	359,321
Iconix Brand Group, Inc.*	8,620	342,214
Lumber Liquidators Holdings, Inc.*	3,265	335,936
EW Scripps Co. — Class A*	15,290	332,099
Monarch Casino & Resort, Inc.*	15,450	310,236
Universal Electronics, Inc.*	8,050	306,786
Red Robin Gourmet Burgers, Inc.*	3,950	290,483
Ruth’s Hospitality Group, Inc.	20,060	285,053
Wolverine World Wide, Inc.	7,990	271,341
Capella Education Co.	3,970	263,767
Pinnacle Entertainment, Inc.*	9,490	246,645
Drew Industries, Inc.	4,716	241,459
Movado Group, Inc.	5,222	229,820
La-Z-Boy, Inc.	7,400	229,400
Sturm Ruger & Company, Inc.[1]	3,037	221,974
Kirkland’s, Inc.*	8,720	206,402
Steven Madden Ltd.*	5,529	202,306
Papa John’s International, Inc.	4,122	187,139
American Public Education, Inc.*	4,211	183,052
Sonic Corp.*	9,060	182,921
Hillenbrand, Inc.	6,110	179,756
Texas Roadhouse, Inc. — Class A	5,890	163,742
Total Consumer Discretionary		8,089,114
HEALTH CARE - 15.8%
Akorn, Inc.*	27,670	681,512
Questcor Pharmaceuticals, Inc.[1]	10,658	580,328
ABIOMED, Inc.*	16,710	446,825
Anika Therapeutics, Inc.*	10,830	413,273
Cambrex Corp.*	22,180	395,469
Natus Medical, Inc.*	16,580	373,050
Omnicell, Inc.*	14,500	370,185
Prestige Brands Holdings, Inc.*	9,520	340,816
Acorda Therapeutics, Inc.*	11,567	337,756

44 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2013
S&P SMALLCAP 600® PURE GROWTH FUND

	Shares	Value

Medidata Solutions, Inc.*	5,390	$326,472
Cantel Medical Corp.	9,440	320,110
Align Technology, Inc.*	5,490	313,754
CryoLife, Inc.	27,290	302,646
MWI Veterinary Supply, Inc.*	1,740	296,827
Ligand Pharmaceuticals, Inc. — Class B*	5,510	289,826
Corvel Corp.*	6,060	283,002
Medicines Co.*	6,976	269,413
IPC The Hospitalist Company, Inc.*	3,920	232,809
NuVasive, Inc.*	6,050	195,597
Air Methods Corp.*	3,260	190,156
SurModics, Inc.*	7,610	185,608
ViroPharma, Inc.*	3,607	179,809
West Pharmaceutical Services, Inc.	2,770	135,896
HealthStream, Inc.*	3,283	107,584
Neogen Corp.*	2,270	103,739
Total Health Care		7,672,462
INDUSTRIALS - 9.1%
On Assignment, Inc.*	17,024	594,478
GenCorp, Inc.*	31,220	562,584
DXP Enterprises, Inc.*	4,420	509,184
Saia, Inc.*	14,550	466,328
Dycom Industries, Inc.*	15,920	442,417
Federal Signal Corp.*	27,610	404,487
AAON, Inc.	10,590	338,350
CIRCOR International, Inc.	3,560	287,577
EnerSys, Inc.	3,580	250,922
AZZ, Inc.	3,140	153,420
Allegiant Travel Co. — Class A	1,452	153,099
Apogee Enterprises, Inc.	3,680	132,149
Mobile Mini, Inc.*	2,960	121,893
Total Industrials		4,416,888
ENERGY - 7.7%
Matrix Service Co.*	27,990	684,915
Carrizo Oil & Gas, Inc.*	12,050	539,478
Tesco Corp.*	23,700	468,786
Stone Energy Corp.*	12,320	426,149
Era Group, Inc.*	12,972	400,316
C&J Energy Services, Inc.*	16,890	390,159
Newpark Resources, Inc.*	30,120	370,175
Northern Oil and Gas, Inc.*	18,828	283,738
Geospace Technologies Corp.*	1,819	172,496
Total Energy		3,736,212
MATERIALS - 2.6%
KapStone Paper and Packaging Corp.*	8,410	469,783
Flotek Industries, Inc.*	12,870	258,300
American Vanguard Corp.	9,565	232,334
HB Fuller Co.	3,440	179,018
Balchem Corp.	1,920	112,704
Total Materials		1,252,139
CONSUMER STAPLES - 1.4%
Boston Beer Company, Inc. — Class A*	1,550	374,774
Inter Parfums, Inc.	9,064	324,582
Total Consumer Staples		699,356
TELECOMMUNICATION SERVICES - 0.3%
Lumos Networks Corp.	6,170	129,570
Total Common Stocks
(Cost $40,147,250)		48,028,630

	Face
	Amount

REPURCHASE AGREEMENT††,2 - 0.6%
Credit Suisse Group
issued 12/31/13 at 0.00%
due 01/02/14	$280,953	280,953
Total Repurchase Agreement
(Cost $280,953)		280,953
SECURITIES LENDING COLLATERAL††,3 - 1.2%
Repurchase Agreements
HSBC Securities, Inc.
issued 12/31/13 at 0.01%
due 01/02/14	515,797	515,797
Deutsche Bank Securities, Inc.
issued 12/31/13 at 0.02%
due 01/02/14	76,028	76,028
Total Securities Lending Collateral
(Cost $591,825)		591,825
Total Investments - 100.8%
(Cost $41,020,028)		$48,901,408
Other Assets & Liabilities, net - (0.8)%		(409,257)
Total Net Assets - 100.0%		$48,492,151

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.

††	Value determined based on Level 2 inputs — See Note 4.

[1]	All or portion of this security is on loan at December 31, 2013 — See Note 10.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 10.

REIT — Real Estate Investment Trust

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 45

S&P SMALLCAP 600® PURE GROWTH FUND

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 2013

Assets:
Investments, at value - including $582,010 of securities loaned
(cost $40,147,250)	$48,028,630
Repurchase agreements, at value
(cost $872,778)	872,778
Total investments
(cost $41,020,028)	48,901,408
Receivables:
Securities sold	690,390
Fund shares sold	292,206
Dividends	40,035
Interest and securities lending income	6,046
Total assets	49,930,085
Liabilities:
Payable for:
Securities purchased	749,007
Upon return of securities loaned	591,825
Management fees	28,299
Transfer agent and administrative fees	9,433
Investor service fees	9,433
Portfolio accounting fees	3,773
Fund shares redeemed	827
Miscellaneous	45,337
Total liabilities	1,437,934
Net assets	$48,492,151
Net assets consist of:
Paid in capital	$41,324,116
Accumulated net investment loss	(6,293)
Accumulated net realized loss on investments	(707,052)
Net unrealized appreciation on investments	7,881,380
Net assets	$48,492,151
Capital shares outstanding	1,061,905
Net asset value per share	$45.67

STATEMENT OF
OPERATIONS

Year Ended December 31, 2013

Investment Income:
Dividends	$199,872
Income from securities lending, net	40,224
Interest	42
Total investment income	240,138

Expenses:
Management fees	237,742
Transfer agent and administrative fees	79,248
Investor service fees	79,248
Portfolio accounting fees	31,699
Professional fees	27,751
Custodian fees	3,618
Trustees’ fees*	2,253
Line of credit interest expense	162
Miscellaneous	25,475
Total expenses	487,196
Net investment loss	(247,058)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,732,382
Net realized gain	4,732,382
Net change in unrealized appreciation (depreciation) on:
Investments	5,876,200
Net change in unrealized appreciation (depreciation)	5,876,200
Net realized and unrealized gain	10,608,582
Net increase in net assets resulting from operations	$10,361,524

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

46 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

S&P SMALLCAP 600® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(247,058)	$(22,502)
Net realized gain on investments	4,732,382	1,887,196
Net change in unrealized appreciation (depreciation) on investments	5,876,200	(647,152)
Net increase in net assets resulting from operations	10,361,524	1,217,542

Distributions to shareholders from:
Net investment income	(2,459,263)	—
Total distributions to shareholders	(2,459,263)	—

Capital share transactions:
Proceeds from sale of shares	118,899,624	40,591,553
Distributions reinvested	2,459,263	—
Cost of shares redeemed	(98,576,545)	(47,087,730)
Net increase (decrease) from capital share transactions	22,782,342	(6,496,177)
Net increase (decrease) in net assets	30,684,603	(5,278,635)

Net assets:
Beginning of year	17,807,548	23,086,183
End of year	$48,492,151	$17,807,548
(Accumulated)/Undistributed net investment (loss)/income at end of year	$(6,293)	$1,750

Capital share activity:
Shares sold	2,882,063	1,211,944
Shares issued from reinvestment of distributions	56,315	—
Shares redeemed	(2,397,157)	(1,437,914)
Net increase (decrease) in shares	541,221	(225,970)

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 47

S&P SMALLCAP 600® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$34.20	$30.92	$29.87	$23.82	$17.78
Income (loss) from investment operations:
Net investment loss[a]	(.32)	(.04)	(.40)	(.25)	(.23)
Net gain on investments (realized and unrealized)	14.34	3.32	1.45	6.30	6.27
Total from investment operations	14.02	3.28	1.05	6.05	6.04
Less distributions from:
Net investment income	(2.55)		—	—	—
Total distributions	(2.55)		—	—	—
Net asset value, end of period	$45.67	$34.20	$30.92	$29.87	$23.82

Total Return[b]	41.30%	10.61%	3.52%	25.40%	33.97%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$48,492	$17,808	$23,086	$27,919	$13,556
Ratios to average net assets:
Net investment loss	(0.78%)	(0.13%)	(1.28%)	(0.96%)	(1.13%)
Total expenses	1.54%	1.58%	1.61%	1.57%	1.56%
Portfolio turnover rate	350%	291%	358%	529%	633%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

48 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

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the RYDEX FUNDS ANNUAL REPORT | 49

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2013

S&P SMALLCAP 600® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap value securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Value Index (the “underlying index”).

For the year ended December 31, 2013, S&P SmallCap 600® Pure Value Fund returned 42.83%, compared with a return of 45.49% for the underlying index.

The sectors contributing the most to return were the Consumer Discretionary sector and the Information Technology sector. No sector detracted, but those contributing least were the Utilities and Telecommunications Services sectors.

The stocks contributing the most to return of the underlying index were Arkansas Best Corp., United Online, Inc. and VOXX International Corp.—Class A.

Those detracting the most from return of the underlying index were Tower Group International, Inc., Corinthian Colleges, Inc. and Central Garden & Pet Co.—Class A.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Black Box Corp.	1.5%
Seneca Foods Corp. — Class A	1.4%
Green Plains Renewable Energy, Inc.	1.4%
Perry Ellis International, Inc.	1.4%
CDI Corp.	1.4%
SkyWest, Inc.	1.4%
Stewart Information Services Corp.	1.3%
Kelly Services, Inc. — Class A	1.3%
EZCORP, Inc. — Class A	1.3%
Atlas Air Worldwide Holdings, Inc.	1.2%
Top Ten Total	13.6%

“Ten Largest Holdings” exclude any temporary cash investments.

50 | the RYDEX FUNDS ANNUAL REPORT

performance report and FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*,†

Average Annual Returns

Periods Ended December 31, 2013*,†

			Since
			Inception
	1 Year	5 Year	(05/03/04)
S&P SmallCap 600® Pure Value Fund	42.83%	25.88%	7.84%
S&P SmallCap 600 Pure Value Index	45.49%	28.17%	10.81%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.

the RYDEX FUNDS ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS	December 31, 2013
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value

COMMON STOCKS† - 99.4%

INDUSTRIALS - 20.6%
CDI Corp.	22,074	$409,031
SkyWest, Inc.	27,014	400,618
Kelly Services, Inc. — Class A	15,541	387,593
Atlas Air Worldwide Holdings, Inc.*	8,930	367,470
Engility Holdings, Inc.*	10,510	351,034
Griffon Corp.	24,097	318,322
Titan International, Inc.	17,640	317,168
ABM Industries, Inc.	9,388	268,403
Universal Forest Products, Inc.	4,929	256,998
EMCOR Group, Inc.	5,911	250,862
United Stationers, Inc.	5,443	249,779
Hub Group, Inc. — Class A*	5,480	218,542
Aegion Corp. — Class A*	9,910	216,930
AAR Corp.	7,729	216,489
Viad Corp.	7,078	196,627
Insperity, Inc.	4,799	173,388
Heidrick & Struggles International, Inc.	8,133	163,799
Gibraltar Industries, Inc.*	8,433	156,769
Briggs & Stratton Corp.	6,595	143,507
Consolidated Graphics, Inc.*	2,116	142,703
Astec Industries, Inc.	3,423	132,230
Kaman Corp.	3,060	121,574
Mueller Industries, Inc.	1,620	102,076
Curtiss-Wright Corp.	1,590	98,946
Quanex Building Products Corp.	4,560	90,835
National Presto Industries, Inc.	1,120	90,160
Resources Connection, Inc.	5,810	83,257
Orion Marine Group, Inc.*	6,420	77,233
Korn/Ferry International*	2,885	75,356
Total Industrials		6,077,699
CONSUMER DISCRETIONARY - 19.9%
Perry Ellis International, Inc.*	26,204	413,761
VOXX International Corp. — Class A*	21,594	360,620
M/I Homes, Inc.*	12,750	324,488
Fred’s, Inc. — Class A	16,668	308,691
Scholastic Corp.	8,810	299,628
Group 1 Automotive, Inc.	4,157	295,230
Stage Stores, Inc.	12,210	271,306
Big 5 Sporting Goods Corp.	13,304	263,685
Sonic Automotive, Inc. — Class A	9,944	243,429
Superior Industries International, Inc.	11,500	237,245
Regis Corp.	16,220	235,352
Pep Boys-Manny Moe & Jack*	19,382	235,297
Brown Shoe Company, Inc.	7,860	221,180
Ruby Tuesday, Inc.*	31,477	218,136
Spartan Motors, Inc.	27,531	184,458
Biglari Holdings, Inc.*	350	177,324
Career Education Corp.*	28,794	164,126
Stein Mart, Inc.	11,656	156,773
Marcus Corp.	11,422	153,512
Christopher & Banks Corp.*	16,900	144,326
JAKKS Pacific, Inc.	21,433	144,244
Standard Pacific Corp.*	14,480	131,044
Genesco, Inc.*	1,755	128,220
Children’s Place Retail Stores, Inc.*	2,050	116,789
Meritage Homes Corp.*	2,390	114,696
Crocs, Inc.*	6,980	111,122
Digital Generation, Inc.*	7,060	90,015
Finish Line, Inc. — Class A	2,690	75,777
Aeropostale, Inc.*	7,830	71,175
Total Consumer Discretionary		5,891,649
INFORMATION TECHNOLOGY - 16.2%
Black Box Corp.	14,530	432,994
Sanmina Corp.*	21,850	364,894
CIBER, Inc.*	75,318	311,817
CACI International, Inc. — Class A*	4,252	311,331
Benchmark Electronics, Inc.*	13,295	306,849
Monster Worldwide, Inc.*	42,620	303,881
Insight Enterprises, Inc.*	12,635	286,941
SYNNEX Corp.*	3,985	268,589
ScanSource, Inc.*	5,856	248,470
TTM Technologies, Inc.*	25,920	222,394
Anixter International, Inc.	1,992	178,961
Bel Fuse, Inc. — Class B	8,252	175,850
Super Micro Computer, Inc.*	10,199	175,015
Plexus Corp.*	3,765	162,987
Oplink Communications, Inc.*	7,170	133,362
NETGEAR, Inc.*	3,720	122,537
Digi International, Inc.*	9,420	114,170
Rudolph Technologies, Inc.*	9,290	109,064
Rofin-Sinar Technologies, Inc.*	4,020	108,620
Ebix, Inc.[1]	6,790	99,949
Kulicke & Soffa Industries, Inc.*	7,460	99,218
Diodes, Inc.*	3,910	92,120
Brooks Automation, Inc.	8,520	89,375
Mercury Systems, Inc.*	7,060	77,307
Total Information Technology		4,796,695
FINANCIALS - 13.2%
Stewart Information Services Corp.	12,326	397,760
EZCORP, Inc. — Class A*	31,979	373,835
Cash America International, Inc.	8,790	336,657
United Fire Group, Inc.	8,264	236,846
Calamos Asset Management,
Inc. — Class A	19,686	233,082
Infinity Property & Casualty Corp.	3,200	229,600
Navigators Group, Inc.*	3,515	222,007
Piper Jaffray Cos.*	5,520	218,316
Horace Mann Educators Corp.	5,991	188,956
Susquehanna Bancshares, Inc.	12,990	166,792
Safety Insurance Group, Inc.	2,771	156,007
Meadowbrook Insurance Group, Inc.	22,329	155,410
Selective Insurance Group, Inc.	5,681	153,728
Wintrust Financial Corp.	3,170	146,200
Capstead Mortgage Corp.	10,590	127,927
Prospect Capital Corp.	10,980	123,196
Brookline Bancorp, Inc.	12,650	121,061

52 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2013
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value

Provident Financial Services, Inc.	4,820	$93,122
ProAssurance Corp.	1,790	86,779
FNB Corp.	6,230	78,623
SWS Group, Inc.*	11,792	71,695
Total Financials		3,917,599
HEALTH CARE - 8.0%
Cross Country Healthcare, Inc.*	29,098	290,398
PharMerica Corp.*	12,754	274,211
Magellan Health Services, Inc.*	4,530	271,392
Molina Healthcare, Inc.*	7,777	270,251
Kindred Healthcare, Inc.	13,271	261,970
Almost Family, Inc.*	6,543	211,535
LHC Group, Inc.*	8,634	207,561
Invacare Corp.	8,611	199,861
Centene Corp.*	3,210	189,230
AMN Healthcare Services, Inc.*	6,600	97,020
Healthways, Inc.*	6,320	97,012
Total Health Care		2,370,441
MATERIALS - 7.2%
Olympic Steel, Inc.	11,335	328,488
Materion Corp.	9,254	285,486
AM Castle & Co.*	16,578	244,857
Century Aluminum Co.*	23,059	241,197
A. Schulman, Inc.	5,592	197,174
Kaiser Aluminum Corp.	2,790	195,970
PH Glatfelter Co.	4,120	113,876
Zep, Inc.	5,957	108,179
Clearwater Paper Corp.*	1,990	104,475
Kraton Performance Polymers, Inc.*	4,170	96,119
OM Group, Inc.*	2,196	79,956
Neenah Paper, Inc.	1,750	74,848
Stepan Co.	1,100	72,193
Total Materials		2,142,818
ENERGY - 6.0%
Green Plains Renewable Energy, Inc.	21,750	421,733
Pioneer Energy Services Corp.*	33,039	264,642
Cloud Peak Energy, Inc.*	14,520	261,360
Swift Energy Co.*,1	19,171	258,809
Exterran Holdings, Inc.*	5,670	193,913
Gulf Island Fabrication, Inc.	6,883	159,823
Arch Coal, Inc.[1]	30,730	136,749
SEACOR Holdings, Inc.*	820	74,784
Total Energy		1,771,813
CONSUMER STAPLES - 4.6%
Seneca Foods Corp. — Class A*	13,363	426,145
Central Garden and Pet Co. — Class A*	53,798	363,137
Spartan Stores, Inc.	12,353	299,936
Sanderson Farms, Inc.	1,960	141,767
Alliance One International, Inc.*	43,547	132,818
Total Consumer Staples		1,363,803
UTILITIES - 1.9%
New Jersey Resources Corp.	3,370	155,828
Avista Corp.	5,495	154,904
Laclede Group, Inc.	2,090	95,179
NorthWestern Corp.	1,830	79,276
UIL Holdings Corp.	1,990	77,113
Total Utilities		562,300
TELECOMMUNICATION SERVICES - 1.8%
Cbeyond, Inc.*	37,228	256,873
USA Mobility, Inc.	10,200	145,656
Atlantic Tele-Network, Inc.	2,050	115,969
Total Telecommunication Services		518,498
Total Common Stocks
(Cost $24,712,218)		29,413,315

	Face
	Amount

REPURCHASE AGREEMENT††,2 - 0.6%
Credit Suisse Group
issued 12/31/13 at 0.00%
due 01/02/14	$170,328	170,328
Total Repurchase Agreement
(Cost $170,328)		170,328

SECURITIES LENDING COLLATERAL††,3 - 1.2%
Repurchase Agreements
HSBC Securities, Inc.
issued 12/31/13 at 0.01%
due 01/02/14	305,212	305,212
Deutsche Bank Securities, Inc.
issued 12/31/13 at 0.02%
due 01/02/14	44,988	44,988
Total Securities Lending Collateral
(Cost $350,200)		350,200
Total Investments - 101.2%
(Cost $25,232,746)		$29,933,843
Other Assets & Liabilities, net - (1.2)%		(358,431)
Total Net Assets - 100.0%		$29,575,412

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.

[1]	All or portion of this security is on loan at December 31, 2013 — See Note 10.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 10.

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 53

S&P SMALLCAP 600® PURE VALUE FUND

STATEMENT OF ASSETS
AND LIABILITIES

December 31, 2013

Assets:
Investments, at value - including $331,722 of securities loaned
(cost $24,712,218)	$29,413,315
Repurchase agreements, at value
(cost $520,528)	520,528
Total investments
(cost $25,232,746)	29,933,843
Receivables:
Fund shares sold	1,735,066
Dividends	21,725
Interest and securities lending income	942
Total assets	31,691,576
Liabilities:
Payable for:
Securities purchased	1,688,411
Upon return of securities loaned	350,200
Fund shares redeemed	18,227
Management fees	16,166
Transfer agent and administrative fees	5,389
Investor service fees	5,389
Portfolio accounting fees	2,155
Miscellaneous	30,227
Total liabilities	2,116,164
Net assets	$29,575,412
Net assets consist of:
Paid in capital	$26,218,155
Undistributed net investment income	—
Accumulated net realized loss on investments	(1,343,840)
Net unrealized appreciation on investments	4,701,097
Net assets	$29,575,412
Capital shares outstanding	186,932
Net asset value per share	$158.21

STATEMENT OF
OPERATIONS

Year Ended December 31, 2013

Investment Income:
Dividends	$224,353
Income from securities lending, net	9,171
Interest	28
Total investment income	233,552

Expenses:
Management fees	158,335
Transfer agent and administrative fees	52,778
Investor service fees	52,778
Portfolio accounting fees	21,111
Professional fees	18,896
Custodian fees	2,416
Trustees’ fees*	1,574
Line of credit interest expense	195
Miscellaneous	17,001
Total expenses	325,084
Net investment loss	(91,532)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,675,693
Net realized gain	3,675,693
Net change in unrealized appreciation (depreciation) on:
Investments	3,160,696
Net change in unrealized appreciation (depreciation)	3,160,696
Net realized and unrealized gain	6,836,389
Net increase in net assets resulting from operations	$6,744,857

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

54 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

S&P SMALLCAP 600® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(91,532)	$(24,134)
Net realized gain on investments	3,675,693	750,954
Net change in unrealized appreciation (depreciation) on investments	3,160,696	462,131
Net increase in net assets resulting from operations	6,744,857	1,188,951

Distributions to shareholders from:
Net realized gains	(94,498)	—
Total distributions to shareholders	(94,498)	—

Capital share transactions:
Proceeds from sale of shares	62,330,569	38,587,341
Distributions reinvested	94,498	—
Cost of shares redeemed	(55,677,571)	(36,355,312)
Net increase from capital share transactions	6,747,496	2,232,029
Net increase in net assets	13,397,855	3,420,980

Net assets:
Beginning of year	16,177,557	12,756,577
End of year	$29,575,412	$16,177,557
Undistributed/(Accumulated) net investment income/(loss) at end of year	$—	$(1)

Capital share activity:
Shares sold	462,980	369,529
Shares issued from reinvestment of distributions	634	—
Shares redeemed	(422,196)	(362,131)
Net increase in shares	41,418	7,398

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 55

S&P SMALLCAP 600® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009[c]
Per Share Data
Net asset value, beginning of period	$111.18	$92.36	$101.98	$81.52	$50.83
Income (loss) from investment operations:
Net investment loss[a]	(.58)	(.22)	(.73)	(.56)	(.26)
Net gain (loss) on investments (realized and unrealized)	48.15	19.04	(8.89)	21.02	31.93
Total from investment operations	47.57	18.82	(9.62)	20.46	31.67
Less distributions from:
Net investment income	—	—	—	—	(.98)
Net realized gains	(.54)	—	—	—	—
Total distributions	(.54)	—	—	—	(.98)
Net asset value, end of period	$158.21	$111.18	$92.36	$101.98	$81.52

Total Return[b]	42.83%	20.38%	(9.44%)	25.10%	62.33%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$29,575	$16,178	$12,757	$17,228	$13,562
Ratios to average net assets:
Net investment loss	(0.43%)	(0.22%)	(0.75%)	(0.61%)	(0.37%)
Total expenses	1.54%	1.58%	1.62%	1.55%	1.55%
Portfolio turnover rate	260%	318%	404%	526%	380%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Per share for the period January 1, 2009 through April 19,2009 have been restated to reflect a 1:5 reverse share split effective April 20, 2009.

56 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

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the RYDEX FUNDS ANNUAL REPORT | 57

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2013

EUROPE 1.25x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 125% of the fair value of the STOXX 50® Index (the “underlying index”).

For the year ended December 31, 2013, Europe 1.25x Strategy Fund maintained a daily correlation of over 95% to its benchmark of 125% of the daily price movement of the underlying index. Europe 1.25x Strategy Fund returned 23.89% while the underlying index returned 22.36% over the same period.

The sectors contributing the most to return of the underlying index were Financials and Health Care. The sectors detracting most were Telecommunications Services and Utilities.

The stocks contributing most to performance of the underlying index were HSBC Holdings plc, Nestle S.A. and Sanofi.

Those detracting the most from return of the underlying index were BG Group plc, Telefonica S.A. and Anglo American plc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Nestle S.A. ADR	4.5%
Novartis AG ADR	4.1%
Vodafone Group plc ADR	3.8%
HSBC Holdings plc ADR	3.8%
Roche Holding AG ADR	3.5%
BP plc ADR	2.8%
Total S.A. ADR	2.8%
Royal Dutch Shell plc ADR	2.6%
GlaxoSmithKline plc ADR	2.5%
Sanofi ADR	2.4%
Top Ten Total	32.8%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

58 | the RYDEX FUNDS ANNUAL REPORT

performance report and FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*,†

Average Annual Returns

Periods Ended December 31, 2013*,†

	1 Year	5 Year	10 Year
Europe 1.25x Strategy Fund	23.89%	9.14%	2.37%
STOXX 50 Index	22.36%	10.57%	5.20%

INVESTMENT CONCENTRATION

At December 31, 2013, the investment diversification of the Fund by country was as follows:

Country	% of Common Stocks	Value
Britain	34.1%	$3,467,337
Switzerland	20.9%	2,124,143
Germany	16.2%	1,649,538
France	10.6%	1,075,647
Netherlands	6.2%	625,415
Spain	6.0%	606,846
Australia	1.8%	182,260
Belgium	1.7%	171,728
Other	2.5%	252,539
Total Common Stocks	100.0%	$10,155,453

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The STOXX 50 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.

the RYDEX FUNDS ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS	December 31, 2013
EUROPE 1.25x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 83.9%

FINANCIALS - 19.1%
HSBC Holdings plc ADR	8,309	$458,075
Banco Santander S.A. ADR	28,889	262,023
BNP Paribas S.A. ADR	5,332	209,014
Allianz SE ADR	10,825	196,257
Banco Bilbao Vizcaya Argentaria S.A. ADR	14,768	182,976
Lloyds Banking Group plc ADR*	33,160	176,411
ING Groep N.V. ADR*	12,052	168,849
UBS AG	8,583	165,223
Barclays plc ADR	8,336	151,132
Credit Suisse Group AG ADR	3,985	123,694
Deutsche Bank AG	2,382	114,908
Zurich Insurance Group AG ADR	3,581	104,458
Total Financials		2,313,020
HEALTH CARE - 16.7%
Novartis AG ADR	6,164	495,462
Roche Holding AG ADR	6,124	429,905
GlaxoSmithKline plc ADR	5,634	300,799
Sanofi ADR	5,531	296,628
Bayer AG ADR	1,945	276,190
AstraZeneca plc ADR	3,783	224,597
Total Health Care		2,023,581
CONSUMER STAPLES - 14.1%
Nestle S.A. ADR	7,379	543,021
British American Tobacco plc ADR	2,371	254,693
Diageo plc ADR	1,595	211,210
Anheuser-Busch InBev N.V. ADR	1,712	182,260
Unilever N.V. — Class Y	3,593	144,546
Reckitt Benckiser Group plc ADR	8,316	133,804
Unilever plc ADR	3,070	126,484
Tesco plc ADR	6,954	117,105
Total Consumer Staples		1,713,123
ENERGY - 11.0%
BP plc ADR	7,097	344,985
Total S.A. ADR	5,573	341,458
Royal Dutch Shell plc ADR	4,378	312,020
BG Group plc ADR	7,780	168,748
Eni SpA ADR	3,378	163,799
Total Energy		1,331,010
TELECOMMUNICATION SERVICES - 6.3%
Vodafone Group plc ADR	11,678	459,062
Telefonica S.A. ADR	9,905	161,848
Deutsche Telekom AG ADR	8,035	138,684
Total Telecommunication Services		759,594
MATERIALS - 6.1%
BASF SE ADR	2,153	232,072
Rio Tinto plc ADR	3,970	224,027
BHP Billiton Ltd. ADR	2,518	171,728
Air Liquide S.A. ADR	3,803	107,891
Total Materials		735,718
INDUSTRIALS - 4.4%
Siemens AG ADR	1,996	276,466
ABB Ltd. ADR	5,189	137,820
Schneider Electric S.A. ADR	6,875	120,656
Total Industrials		534,942
CONSUMER DISCRETIONARY - 2.9%
Daimler AG ADR	2,614	228,307
Cie Financiere Richemont S.A. ADR	12,456	124,560
Total Consumer Discretionary		352,867
INFORMATION TECHNOLOGY - 2.3%
SAP AG ADR	2,142	186,654
Telefonaktiebolaget LM Ericsson ADR	7,250	88,740
Total Information Technology		275,394
UTILITIES - 1.0%
National Grid plc ADR	1,779	116,204
Total Common Stocks
(Cost $8,991,175)		10,155,453

	Face
	Amount

REPURCHASE AGREEMENTS††,1 - 20.2%
Deutsche Bank
issued 12/31/13 at 0.01%
due 01/02/14	$613,702	613,702
HSBC Group
issued 12/31/13 at 0.01%
due 01/02/14	613,702	613,702
Credit Suisse Group
issued 12/31/13 at 0.00%
due 01/02/14	613,702	613,702
Mizuho Financial Group, Inc.
issued 12/31/13 at 0.01%
due 01/02/14	610,925	610,925
Total Repurchase Agreements
(Cost $2,452,031)		2,452,031
Total Investments - 104.1%
(Cost $11,443,206)		$12,607,484
Other Assets & Liabilities, net - (4.1)%		(491,277)
Total Net Assets - 100.0%		$12,116,207

60 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2013
EUROPE 1.25x STRATEGY FUND

		Unrealized
	Contracts	Gain

EQUITY FUTURES CONTRACTS PURCHASED†
March 2014 STOXX 50 Index
Futures Contracts
(Aggregate Value of
Contracts $4,881,628)	122	$247,741

CURRENCY FUTURES CONTRACTS PURCHASED†
March 2014 Euro FX
Futures Contracts
(Aggregate Value of
Contracts $4,815,300)	28	$10,648

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.

ADR — American Depositary Receipt

plc — Public Limited Company

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 61

EUROPE 1.25x STRATEGY FUND

STATEMENT OF ASSETS
AND LIABILITIES

December 31, 2013

Assets:
Investments, at value
(cost $8,991,175)	$10,155,453
Repurchase agreements, at value
(cost $2,452,031)	2,452,031
Total investments
(cost $11,443,206)	12,607,484
Segregated cash with broker	428,725
Receivables:
Fund shares sold	4,082,987
Dividends	12,438
Variation margin	10,398
Foreign taxes reclaim	5,696
Other assets	16,636
Total assets	17,164,364
Liabilities:
Overdraft due to custodian bank	514
Payable for:
Securities purchased	5,011,127
Fund shares redeemed	13,128
Management fees	5,626
Transfer agent and administrative fees	1,563
Investor service fees	1,563
Portfolio accounting fees	625
Miscellaneous	14,011
Total liabilities	5,048,157
Net assets	$12,116,207
Net assets consist of:
Paid in capital	$16,672,313
Undistributed net investment income	70,484
Accumulated net realized loss on investments	(6,049,459)
Net unrealized appreciation on investments	1,422,869
Net assets	$12,116,207
Capital shares outstanding	647,222
Net asset value per share	$18.72

STATEMENT OF
OPERATIONS

Year Ended December 31, 2013

Investment Income:
Dividends (net of foreign withholding tax of $15,974)	$209,147
Interest	1,049
Income from securities lending, net	261
Total investment income	210,457

Expenses:
Management fees	75,694
Transfer agent and administrative fees	21,026
Investor service fees	21,026
Portfolio accounting fees	8,411
Professional fees	8,200
Trustees’ fees*	947
Custodian fees	883
Miscellaneous	7,882
Total expenses	144,069
Net investment income	66,388

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	735,190
Swap agreements	20,377
Futures contracts	446,288
Foreign currency	1,125
Net realized gain	1,202,980
Net change in unrealized appreciation (depreciation) on:
Investments	(64,045)
Futures contracts	137,249
Foreign currency	29
Net change in unrealized appreciation (depreciation)	73,233
Net realized and unrealized gain	1,276,213
Net increase in net assets resulting from operations	$1,342,601

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

62 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

EUROPE 1.25x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment income	$66,388	$28,409
Net realized gain on investments	1,202,980	248,563
Net change in unrealized appreciation (depreciation) on investments	73,233	1,055,018
Net increase in net assets resulting from operations	1,342,601	1,331,990

Distributions to shareholders from:
Net investment income	(15,300)	(80,826)
Total distributions to shareholders	(15,300)	(80,826)

Capital share transactions:
Proceeds from sale of shares	42,651,167	48,805,758
Distributions reinvested	15,300	80,826
Cost of shares redeemed	(44,687,246)	(41,390,740)
Net increase (decrease) from capital share transactions	(2,020,779)	7,495,844
Net increase (decrease) in net assets	(693,478)	8,747,008

Net assets:
Beginning of year	12,809,685	4,062,677
End of year	$12,116,207	$12,809,685
Undistributed net investment income at end of year	$70,484	$15,300

Capital share activity:
Shares sold	2,539,230	3,631,912
Shares issued from reinvestment of distributions	851	5,840
Shares redeemed	(2,739,378)	(3,114,783)
Net increase (decrease) in shares	(199,297)	522,969

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 63

EUROPE 1.25x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$15.13	$12.56	$14.80	$16.73	$12.65
Income (loss) from investment operations:
Net investment income[a]	.13	.05	.17	.12	.13
Net gain (loss) on investments (realized and unrealized)	3.48	2.66	(2.41)	(1.85)	4.31
Total from investment operations	3.61	2.71	(2.24)	(1.73)	4.44
Less distributions from:
Net investment income	(.02)	(.14)	—	(.20)	(.36)
Total distributions	(.02)	(.14)	—	(.20)	(.36)
Net asset value, end of period	$18.72	$15.13	$12.56	$14.80	$16.73

Total Return[b]	23.89%	21.66%	(15.14%)	(10.35%)	35.01%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,116	$12,810	$4,063	$9,063	$22,358
Ratios to average net assets:
Net investment income	0.79%	0.40%	1.13%	0.82%	0.90%
Total expenses	1.71%	1.72%	1.78%	1.71%	1.71%
Portfolio turnover rate	455%	489%	446%	461%	321%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

64 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

This page intentionally left blank.

the RYDEX FUNDS ANNUAL REPORT | 65

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2013

JAPAN 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 200% of the fair value of the Nikkei 225 Stock Average (the “underlying index”).

For the one-year period ended December 31, 2013, Japan 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the fair value of the underlying index. Japan 2x Strategy Fund returned 56.00%, while the underlying index returned 28.39% over the same time period.

The sectors contributing most to performance of the underlying index were Consumer Discretionary and Telecommunications Services. No sector detracted, but those contributing least to performance of the underlying index were Utilities and Energy.

Stocks contributing most to return of the underlying index were Fast Retailing Company Ltd, SoftBank Corp. and KDDI Corp.

Those detracting most from performance of the underlying index were Nikon Corp., Fanuc Corp. and Canon, Inc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: October 1, 2001

The Fund invests principally in derivative investments such as futures contracts.

66 | the RYDEX FUNDS ANNUAL REPORT

performance report and FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*,†

Average Annual Returns

Periods Ended December 31, 2013*,†

	1 Year	5 Year	10 Year
Japan 2x Strategy Fund	56.00%	13.76%	4.70%
Nikkei-225 Stock Average Index	28.39%	9.59%	4.51%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Nikkei-225 Stock Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.

the RYDEX FUNDS ANNUAL REPORT | 67

SCHEDULE OF INVESTMENTS	December 31, 2013
JAPAN 2x STRATEGY FUND

	Face
	Amount	Value

FEDERAL AGENCY DISCOUNT NOTES†† - 50.9%
Federal Farm Credit Bank[1]
0.03% due 01/10/14	$1,000,000	$999,993
0.03% due 01/15/14	500,000	499,994
Total Federal Farm Credit Bank		1,499,987
Fannie Mae[2]
0.08% due 01/02/14	1,000,000	999,999
Total Federal Agency Discount Notes
(Cost $2,499,984)		2,499,986

REPURCHASE AGREEMENTS††,3 - 32.0%
Deutsche Bank
issued 12/31/13 at 0.01%
due 01/02/14	392,587	392,587
HSBC Group
issued 12/31/13 at 0.01%
due 01/02/14	392,587	392,587
Credit Suisse Group
issued 12/31/13 at 0.00%
due 01/02/14	392,587	392,587
Mizuho Financial Group, Inc.
issued 12/31/13 at 0.01%
due 01/02/14	390,810	390,810
Total Repurchase Agreements
(Cost $1,568,571)		1,568,571
Total Investments - 82.9%
(Cost $4,068,555)		$4,068,557
Other Assets & Liabilities, net - 17.1%		840,620
Total Net Assets - 100.0%		$4,909,177

		Unrealized
	Contracts	Gain (Loss)

EQUITY FUTURES CONTRACTS PURCHASED†
March 2014 Nikkei 225 (CME) Index
Futures Contracts
(Aggregate Value of
Contracts $9,843,000)	120	$322,361

CURRENCY FUTURES CONTRACTS PURCHASED†
March 2014 Japanese Yen
Futures Contracts
(Aggregate Value of
Contracts $9,858,325)	83	$(166,933)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[2]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[3]	Repurchase Agreements — See Note 5.

68 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

JAPAN 2x STRATEGY FUND

STATEMENT OF ASSETS
AND LIABILITIES

December 31, 2013

Assets:
Investments, at value	$2,499,986
(cost $2,499,984)
Repurchase agreements, at value
(cost $1,568,571)	1,568,571
Total investments
(cost $4,068,555)	4,068,557
Segregated cash with broker	710,500
Receivables:
Variation margin	16,297
Fund shares sold	9,416
Swap settlement	118,624
Total assets	4,923,394
Liabilities:
Payable for:
Management fees	3,203
Transfer agent and administrative fees	1,067
Investor service fees	1,067
Portfolio accounting fees	427
Fund shares redeemed	189
Miscellaneous	8,264
Total liabilities	14,217
Net assets	$4,909,177
Net assets consist of:
Paid in capital	$4,867,212
Undistributed net investment income	–
Accumulated net realized loss on investments	(113,465)
Net unrealized appreciation on investments	155,430
Net assets	$4,909,177
Capital shares outstanding	171,568
Net asset value per share	$28.61

STATEMENT OF
OPERATIONS

Year Ended December 31, 2013

Investment Income:
Interest	$2,597
Total investment income	2,597

Expenses:
Management fees	45,018
Transfer agent and administrative fees	15,006
Investor service fees	15,006
Portfolio accounting fees	6,002
Professional fees	5,583
Custodian fees	695
Trustees’ fees*	475
Miscellaneous	4,586
Total expenses	92,371
Net investment loss	(89,774)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	145,416
Futures contracts	1,748,498
Net realized gain	1,893,914
Net change in unrealized appreciation (depreciation) on:
Investments	2
Futures contracts	(228,046)
Net change in unrealized appreciation (depreciation)	(228,044)
Net realized and unrealized gain	1,665,870
Net increase in net assets resulting from operations	$1,576,096

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 69

JAPAN 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(89,774)	$(36,816)
Net realized gain (loss) on investments	1,893,914	(52,129)
Net change in unrealized appreciation (depreciation) on investments	(228,044)	431,422
Net increase in net assets resulting from operations	1,576,096	342,477

Capital share transactions:
Proceeds from sale of shares	49,133,415	28,879,850
Cost of shares redeemed	(49,581,629)	(27,617,993)
Net increase (decrease) from capital share transactions	(448,214)	1,261,857
Net increase in net assets	1,127,882	1,604,334

Net assets:
Beginning of year	3,781,295	2,176,961
End of year	$4,909,177	$3,781,295
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	2,036,699	1,768,750
Shares redeemed	(2,071,265)	(1,705,122)
Net increase (decrease) in shares	(34,566)	63,628

70 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

JAPAN 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$18.34	$15.28	$21.49	$18.57	$15.08
Income (loss) from investment operations:
Net investment loss[a]	(.36)	(.24)	(.30)	(.26)	(.23)
Net gain (loss) on investments (realized and unrealized)	10.63	3.30	(5.91)	3.18	3.79
Total from investment operations	10.27	3.06	(6.21)	2.92	3.56
Less distributions from:
Net investment income	—	—	—	—	(.07)
Total distributions	—	—	—	—	(.07)
Net asset value, end of period	$28.61	$18.34	$15.28	$21.49	$18.57

Total Return[b]	56.00%	20.10%	(28.94%)	15.72%	23.68%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,909	$3,781	$2,177	$8,618	$8,410
Ratios to average net assets:
Net investment loss	(1.50%)	(1.47%)	(1.57%)	(1.44%)	(1.49%)
Total expenses	1.54%	1.57%	1.61%	1.55%	1.60%
Portfolio turnover rate	—	—	—	—	—

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 71

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2013

STRENGTHENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. The Fund’s current benchmark is 200% of the performance of the U.S. Dollar Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the year ended December 31, 2013, Strengthening Dollar 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the underlying index. Strengthening Dollar 2x Strategy Fund returned -2.97%, compared with a return of 0.34% for its benchmark, the underlying index.

Contributing most to performance of the underlying index for the year were the euro, British pound and Swiss franc. The Japanese yen, Canadian dollar and Swedish krona detracted most from the DXY during the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: September 30, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

72 | the RYDEX FUNDS ANNUAL REPORT

performance report and FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*,†

Average Annual Returns

Periods Ended December 31, 2013*,†

			Since
			Inception
	1 Year	5 Year	(09/30/05)
Strengthening Dollar
2x Strategy Fund	-2.97%	-6.89%	-5.87%
U.S. Dollar Index	0.34%	-0.31%	-1.35%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.

the RYDEX FUNDS ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS	December 31, 2013
STRENGTHENING DOLLAR 2x STRATEGY FUND

	Face
	Amount	Value

FEDERAL AGENCY DISCOUNT NOTES†† - 35.7%
Federal Home Loan Bank[1]
0.05% due 01/13/14	$1,000,000	$999,983
Total Federal Agency Discount Notes
(Cost $999,983)		999,983

REPURCHASE AGREEMENTS††,2 - 58.7%
Credit Suisse Group
issued 12/31/13 at 0.00%
due 01/02/14[3]	562,283	562,283
Deutsche Bank
issued 12/31/13 at 0.01%
due 01/02/14	362,131	362,131
HSBC Group
issued 12/31/13 at 0.01%
due 01/02/14	362,131	362,131
Mizuho Financial Group, Inc.
issued 12/31/13 at 0.01%
due 01/02/14	360,492	360,492
Total Repurchase Agreements
(Cost $1,647,037)		1,647,037
Total Investments - 94.4%
(Cost $2,647,020)		$2,647,020
Other Assets & Liabilities, net - 5.6%		155,792
Total Net Assets - 100.0%		$2,802,812

		Unrealized
	Contracts	Loss

CURRENCY FUTURES CONTRACTS PURCHASED†
March 2014 U.S. Dollar Index
Futures Contracts
(Aggregate Value of
Contracts $4,496,520)	56	$(993)

	Units

CURRENCY INDEX SWAP AGREEMENTS††
Goldman Sachs International
February 2014 U.S. Dollar Index Swap,
Terminating 02/27/14[4]
(Notional Value $1,081,035)	13,472	$(4,199)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[2]	Repurchase Agreements — See Note 5.
[3]	All or a portion of this security is pledged as currency index swap collateral at December 31, 2013.
[4]	Total Return based on U.S. Dollar Index +/- financing at a variable rate.

74 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS
AND LIABILITIES

December 31, 2013

Assets:
Investments, at value
(cost $999,983)	$999,983
Repurchase agreements, at value
(cost $1,647,037)	1,647,037
Total investments
(cost $2,647,020)	2,647,020
Segregated cash with broker	50,400
Receivables:
Fund shares sold	117,301
Variation margin	9,688
Total assets	2,824,409
Liabilities:
Unrealized depreciation on swap agreements	4,199
Payable for:
Swap settlement	5,657
Licensing fees	2,742
Management fees	2,011
Fund shares redeemed	698
Transfer agent and administrative fees	559
Investor service fees	559
Portfolio accounting fees	223
Miscellaneous	4,949
Total liabilities	21,597
Net assets	$2,802,812
Net assets consist of:
Paid in capital	$4,163,492
Undistributed net investment income	—
Accumulated net realized loss on investments	(1,355,488)
Net unrealized depreciation on investments	(5,192)
Net assets	$2,802,812
Capital shares outstanding*	81,667
Net asset value per share*	$34.32

STATEMENT OF
OPERATIONS

Year Ended December 31, 2013

Investment Income:
Interest	$1,454
Total investment income	1,454

Expenses:
Management fees	29,592
Transfer agent and administrative fees	8,220
Investor service fees	8,220
Portfolio accounting fees	3,288
Professional fees	2,854
Trustees’ fees**	443
Custodian fees	354
Line of credit interest expense	1
Miscellaneous	4,033
Total expenses	57,005
Net investment loss	(55,551)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	5,169
Futures contracts	(254,615)
Net realized loss	(249,446)
Net change in unrealized appreciation (depreciation) on:
Investments	(170)
Swap agreements	(23,211)
Futures contracts	(27,601)
Net change in unrealized appreciation (depreciation)	(50,982)
Net realized and unrealized loss	(300,428)
Net decrease in net assets resulting from operations	$(355,979)

*	The shares outstanding and net asset value have been restated to reflect a 1:3 reverse share split effective January 24, 2014. See Note 13 in Notes to Financial Statements.
**	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 75

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(55,551)	$(74,983)
Net realized loss on investments	(249,446)	(586,836)
Net change in unrealized appreciation (depreciation) on investments	(50,982)	(111,400)
Net decrease in net assets resulting from operations	(355,979)	(773,219)

Capital share transactions:
Proceeds from sale of shares	33,773,935	61,680,944
Cost of shares redeemed	(34,559,456)	(64,671,168)
Net decrease from capital share transactions	(785,521)	(2,990,224)
Net decrease in net assets	(1,141,500)	(3,763,443)

Net assets:
Beginning of year	3,944,312	7,707,755
End of year	$2,802,812	$3,944,312
Undistributed net investment income at end of year	$—	$—

Capital share activity:*
Shares sold	933,380	1,680,345
Shares redeemed	(963,214)	(1,773,084)
Net decrease in shares	(29,834)	(92,739)

*	Capital share activity for the years ended December 31, 2013 and 2012 has been restated to reflect a 1:3 reverse share split effective January 24, 2014. See Note 13 in Notes to Financial Statements.

76 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

STRENGTHENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013[c]	2012[c]	2011[c,d]	2010[c,d]	2009[c,d]
Per Share Data
Net asset value, beginning of period	$35.37	$37.74	$39.45	$41.30	$127.51
Income (loss) from investment operations:
Net investment loss[a]	(.60)	(.60)	(.60)	(.66)	(1.62)
Net loss on investments (realized and unrealized)	(.45)	(1.77)	(1.11)	(1.19)	(22.91)
Total from investment operations	(1.05)	(2.37)	(1.71)	(1.85)	(24.53)
Less distributions from:
Net realized gains	—	—	—	—	(61.68)
Total distributions	—	—	—	—	(61.68)
Net asset value, end of period	$34.32	$35.37	$37.74	$39.45	$41.30

Total Return[b]	(2.97%)	(6.28%)	(4.26%)	(4.51%)	(15.84%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,803	$3,944	$7,708	$6,871	$7,525
Ratios to average net assets:
Net investment loss	(1.69%)	(1.64%)	(1.72%)	(1.55%)	(1.57%)
Total expenses	1.73%	1.76%	1.77%	1.69%	1.72%
Portfolio turnover rate	—	—	—	—	—

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Per share amounts for the years ended December 31, 2013, 2012, 2011, 2010 and 2009 have been restated to reflect a 1:3 reverse share split effective January 24, 2014. See Note 13 in Notes to Financial Statements.
[d]	Per share amounts for the years December 31, 2009 - December 31, 2010 and the period January 1, 2011 through December 1, 2011 have been restated to reflect a 1:2 reverse share split effective December 2, 2011.

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 77

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2013

WEAKENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the U.S. Dollar Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the year ended December 31, 2013, Weakening Dollar 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the underlying index. Weakening Dollar 2x Strategy Fund returned -2.82%, compared with a return of 0.34% for its benchmark, the underlying index.

Contributing most to performance of the underlying index for the year were the euro, British pound and Swiss franc. The Japanese yen, Canadian dollar and Swedish krona detracted most from the DXY during the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: September 30, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

78 | the RYDEX FUNDS ANNUAL REPORT

performance report and FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*,†

Average Annual Returns

Periods Ended December 31, 2013*,†

			Since
			Inception
	1 Year	5 Year	(09/30/05)
Weakening Dollar 2x
Strategy Fund	-2.82%	-1.04%	1.38%
U.S. Dollar Index	0.34%	-0.31%	-1.35%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or perating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

the RYDEX FUNDS ANNUAL REPORT | 79

SCHEDULE OF INVESTMENTS	December 31, 2013
WEAKENING DOLLAR 2x STRATEGY FUND

	Face
	Amount	Value

FEDERAL AGENCY DISCOUNT NOTES†† - 21.1%
Federal Farm Credit Bank[1]
0.01% due 01/10/14	$200,000	$199,999
Farmer Mac[1]
0.02% due 02/18/14	200,000	199,995
Total Federal Agency Discount Notes
(Cost $399,994)		399,994

REPURCHASE AGREEMENTS††,2 - 52.6%
Credit Suisse Group
issued 12/31/13 at 0.00%
due 01/02/14[3]	319,446	319,446
Deutsche Bank
issued 12/31/13 at 0.01%
due 01/02/14	226,460	226,460
HSBC Group
issued 12/31/13 at 0.01%
due 01/02/14	226,460	226,460
Mizuho Financial Group, Inc.
issued 12/31/13 at 0.01%
due 01/02/14	225,436	225,436
Total Repurchase Agreements
(Cost $997,802)		997,802
Total Investments - 73.7%
(Cost $1,397,796)		$1,397,796
Other Assets & Liabilities, net - 26.3%		498,278
Total Net Assets - 100.0%		$1,896,074

		Unrealized
	Contracts	Gain

CURRENCY FUTURES CONTRACTS SOLD SHORT†
March 2014 U.S. Dollar Index
Futures Contracts
(Aggregate Value of
Contracts $2,890,620)	36	$762

	Units

CURRENCY INDEX SWAP AGREEMENTS SOLD SHORT††
Goldman Sachs International
February 2014 U.S. Dollar Index Swap,
Terminating 02/27/14[4]
(Notional Value $893,627)	11,137	$306

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[2]	Repurchase Agreements — See Note 5.
[3]	All or a portion of this security is pledged as currency index swap collateral at December 31, 2013.
[4]	Total Return based on U.S. Dollar Index +/- financing at a variable rate.

80 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS
AND LIABILITIES

December 31, 2013

Assets:
Investments, at value
(cost $399,994)	$399,994
Repurchase agreements, at value
(cost $997,802)	997,802
Total investments
(cost $1,397,796)	1,397,796
Segregated cash with broker	24,300
Unrealized appreciation on swap agreements	306
Receivables:
Fund shares sold	484,049
Total assets	1,906,451
Liabilities:
Payable for:
Variation margin	4,832
Licensing fees	1,152
Management fees	913
Swap settlement	666
Transfer agent and administrative fees	254
Investor service fees	254
Portfolio accounting fees	101
Fund shares redeemed	27
Miscellaneous	2,178
Total liabilities	10,377
Net assets	$1,896,074
Net assets consist of:
Paid in capital	$2,858,591
Undistributed net investment income	-
Accumulated net realized loss on investments	(963,585)
Net unrealized appreciation on investments	1,068
Net assets	$1,896,074
Capital shares outstanding	79,586
Net asset value per share	$23.82

STATEMENT OF
OPERATIONS

Year Ended December 31, 2013

Investment Income:
Interest	$642
Total investment income	642

Expenses:
Management fees	13,284
Transfer agent and administrative fees	3,690
Investor service fees	3,690
Portfolio accounting fees	1,476
Professional fees	1,287
Trustees’ fees*	196
Custodian fees	165
Miscellaneous	1,855
Total expenses	25,643
Net investment loss	(25,001)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(4)
Swap agreements	(54,270)
Futures contracts	(4,499)
Net realized loss	(58,773)
Net change in unrealized appreciation (depreciation) on:
Swap agreements	(1,774)
Futures contracts	(2,240)
Net change in unrealized appreciation (depreciation)	(4,014)
Net realized and unrealized loss	(62,787)
Net decrease in net assets resulting from operations	$(87,788)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 81

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(25,001)	$(34,595)
Net realized loss on investments	(58,773)	(145,706)
Net change in unrealized appreciation (depreciation) on investments	(4,014)	74,916
Net decrease in net assets resulting from operations	(87,788)	(105,385)

Capital share transactions:
Proceeds from sale of shares	12,116,227	20,698,423
Cost of shares redeemed	(12,054,881)	(20,754,172)
Net increase (decrease) from capital share transactions	61,346	(55,749)
Net decrease in net assets	(26,442)	(161,134)

Net assets:
Beginning of year	1,922,516	2,083,650
End of year	$1,896,074	$1,922,516
Undistributed net investment income at end of year	$—	$1

Capital share activity:
Shares sold	519,978	837,258
Shares redeemed	(518,832)	(844,487)
Net increase (decrease) in shares	1,146	(7,229)

82 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

WEAKENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$24.51	$24.32	$25.26	$26.75	$25.10
Income (loss) from investment operations:
Net investment loss[a]	(.40)	(.40)	(.47)	(.38)	(.40)
Net gain (loss) on investments (realized and unrealized)	(.29)	.59	(.47)	(1.11)	2.06
Total from investment operations	(.69)	.19	(.94)	(1.49)	1.66
Less distributions from:
Net investment income	—	—	—	—	(.01)
Total distributions	—	—	—	—	(.01)
Net asset value, end of period	$23.82	$24.51	$24.32	$25.26	$26.75

Total Return[b]	(2.82%)	0.78%	(3.68%)	(5.61%)	6.61%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,896	$1,923	$2,084	$3,302	$4,908
Ratios to average net assets:
Net investment loss	(1.69%)	(1.66%)	(1.72%)	(1.55%)	(1.58%)
Total expenses	1.74%	1.77%	1.77%	1.70%	1.71%
Portfolio turnover rate	—	—	—	—	—

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 83

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware business trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”) as a non-diversified, open-ended investment company and is authorized to issue an unlimited number of no par value shares. The Trust offers shares of the funds to insurance companies for their variable annuity and variable life insurance contracts.

At December 31, 2013, the Trust consisted of fifty-one separate funds. This report covers certain Target Beta Funds (the “Funds”), while the other funds are contained in separate reports.

Guggenheim Investments (“GI”) provides advisory services and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Distributors, LLC (“GDL”) acts as principal underwriter for the Trust. GI, RFS and GDL are affiliated entities.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

A. Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the closing bid price on such day.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer-supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, which approximates market value.

The value of currency index swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined using a broker quote.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) obtaining general information as to how these securities and assets trade; (ii) in connection with futures contracts and other derivative investments, obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market; and (iii) obtaining other information and considerations, including current values in related markets.

B. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Distributions received from investments in REITs are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.

84 | the RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

C. Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of the agreement are recognized as realized gains or losses.

E. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain and loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

F. Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

G. The Funds may leave cash overnight in their cash account with the custodian, U.S. Bank. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Segregated cash with the broker is held as collateral for investments in derivative instruments such as futures contracts or swap agreements.

H. Throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Financial Instruments

As part of their investment strategy, the Funds utilize a variety of derivative instruments including futures and swap agreements. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities.

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

The use of derivative instruments by a Fund to achieve leveraged exposure to the underlying index creates leveraging risk. The more a Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. A Fund’s investment

the RYDEX FUNDS ANNUAL REPORT | 85

NOTES TO FINANCIAL STATEMENTS (continued)

in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. Since a Fund’s investment strategy involves consistently applied leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

In conjunction with the use of futures and swap agreements, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes, or the repurchase agreements allocated to each Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Management Fees
Fund	(as a % of Net Assets)
S&P 500® Pure Growth Fund	0.75%
S&P 500® Pure Value Fund	0.75%
S&P MidCap 400® Pure Growth Fund	0.75%
S&P MidCap 400® Pure Value Fund	0.75%
S&P SmallCap 600® Pure Growth Fund	0.75%
S&P SmallCap 600® Pure Value Fund	0.75%
Europe 1.25x Strategy Fund	0.90%
Japan 2x Strategy Fund	0.75%
Strengthening Dollar 2x Strategy Fund	0.90%
Weakening Dollar 2x Strategy Fund	0.90%

RFS provides transfer agent and administrative services to the Trust for fees calculated at the annualized rates below, based on the average daily net assets of the Funds. For these services, RFS receives the following:

Transfer Agent and
Administrative Fees
Fund	(as a % of Net Assets)
All Funds	0.25%

RFS also provides accounting services to the Funds for fees calculated at annualized rates below, based on the average daily net assets of each Fund.

Fund Accounting Fees	(as a % of net assets)
On the first $250 million	0.10%
On the next $250 million	0.075%
On the next $250 million	0.05%
Over $750 million	0.03%

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted an Investor Services Plan for which GDL and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GDL at an annual rate not to exceed 0.25% of average daily net assets. GDL, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

Certain officers and trustees of the Trust are also officers of GI, RFS and GDL.

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

86 | the RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Level 3 — significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Funds’ net assets at December 31, 2013:

	Level 1	Level 1	Level 2	Level 2	Level 3
	Investments	Other Financial	Investments	Other Financial	Investments
	In Securities	Instruments*	In Securities	Instruments*	In Securities	Total
Assets
S&P 500® Pure Growth Fund	$61,939,506	$—	$171,746	$—	$—	$62,111,252
S&P 500® Pure Value Fund	73,548,234	—	507,691	—	—	74,055,925
S&P MidCap 400® Pure Growth Fund	49,451,442	—	1,200,123	—	—	50,651,565
S&P MidCap 400® Pure Value Fund	28,010,825	—	275,272	—	—	28,286,097
S&P SmallCap 600® Pure Growth Fund	48,028,630	—	872,778	—	—	48,901,408
S&P SmallCap 600® Pure Value Fund	29,413,315	—	520,528	—	—	29,933,843
Europe 1.25x Strategy Fund	10,155,453	258,389	2,452,031	—	—	12,865,873
Japan 2x Strategy Fund	—	322,361	4,068,557	—	—	4,390,918
Strengthening Dollar 2x Strategy Fund	—	—	2,647,020	—	—	2,647,020
Weakening Dollar 2x Strategy Fund	—	762	1,397,796	306	—	1,398,864

Liabilities
Japan 2x Strategy Fund	$—	$166,933	$—	$—	$—	$166,933
Strengthening Dollar 2x Strategy Fund	—	993	—	4,199	—	5,192

*	Other financial instruments may include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

For the year ended December 31, 2013, there were no transfers between levels.

5. Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At December 31, 2013, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
HSBC Group			U.S. Treasury Strips
0.01%			0.00%
Due 01/02/14	$34,100,000	$34,100,009	02/15/43	$116,737,200	$34,411,867
			Freddie Mac
			2.00%
			04/01/23	370,745	370,158
Credit Suisse Group			U.S. Treasury Note
0.00%			2.13%
Due 01/02/14	72,978,168	72,978,168	12/31/15	71,965,900	74,437,835
Deutsche Bank			U.S. Treasury Note
0.01%			0.25%
Due 01/02/14	34,100,000	34,100,009	04/15/16	34,954,600	34,782,068
Mizuho Financial Group, Inc.			U.S. Treasury Strips
0.01%			0.00%
Due 01/02/14	33,945,739	33,945,748	08/15/22 - 02/15/36	27,125,000	16,169,404
			U.S. Treasury Notes
			1.50% - 8.00%
			12/31/18 - 05/15/22	15,109,500	18,455,296

the RYDEX FUNDS ANNUAL REPORT | 87

NOTES TO FINANCIAL STATEMENTS (continued)

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

6. Derivative Investment Holdings Categorized by Risk Exposure

U.S. GAAP requires disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

The following Funds utilized derivatives for the following purposes:

	Futures		Swaps
Fund Name	Index Exposure	Liquidity	Index Exposure	Liquidity
Europe 1.25x Strategy Fund	x	x
Japan 2x Strategy Fund	x	x
Strengthening Dollar 2x Strategy Fund	x	x	x	x
Weakening Dollar 2x Strategy Fund	x	x	x	x

The following table represents the notional amount of derivative instruments outstanding, as an approximate percentage of the Funds’ net assets on a daily basis.

	Approximate percentage of Fund’s
	net assets on a daily basis
Fund	Long		Short
Europe 1.25x Strategy Fund	40	%*	—
Japan 2x Strategy Fund	200	%*	—
Strengthening Dollar 2x Strategy Fund	200%		—
Weakening Dollar 2x Strategy Fund	—		200%

*These funds utilize a combination of currency and financial-linked derivatives to obtain exposure to their benchmarks. The combined derivative instrument exposure is approximately 80% and 400% for the Europe 1.25x Strategy Fund and Japan 2x Strategy Fund, respectively.

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of December 31, 2013:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency contracts	Variation margin	Variation margin
	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at December 31, 2013:

Asset Derivative Investments Value
	Futures	Futures	Swaps
	Equity	Currency	Currency	Total Value at
Fund	Contracts*	Contracts*	Contracts	December 31, 2013
Europe 1.25x Strategy Fund	$247,741	$ 710,648	$—	$258,389
Japan 2x Strategy Fund	322,361	—	—	322,361
Weakening Dollar 2x Strategy Fund	—	762	306	1,068

Liability Derivative Investments Value
	Futures	Futures	Swaps
	Equity	Currency	Currency	Total Value at
Fund	Contracts*	Contracts*	Contracts	December 31, 2013
Japan 2x Strategy Fund	$—	$166,933	$—	$166,933
Strengthening Dollar 2x Strategy Fund	—	993	4,199	5,192

* Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

88 | the RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended December 31, 2013:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency contracts	Net realized gain (loss) on swap agreements
Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on swap agreements
Net change in unrealized appreciation (depreciation) on futures contracts

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended December 31, 2013:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
	Futures	Swaps	Futures	Swaps
	Equity	Equity	Currency	Currency
Fund	Contracts	Contracts	Contracts	Contracts	Total
Europe 1.25x Strategy Fund	$284,278	$20,377	$162,010	$—	$466,665
Japan 2x Strategy Fund	3,351,706	145,416	(1,603,208)	—	1,893,914
Strengthening Dollar 2x Strategy Fund	—	—	(254,615)	5,169	(249,446)
Weakening Dollar 2x Strategy Fund	—	—	(4,499)	(54,270)	(58,769)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
	Futures	Swaps	Futures	Swaps
	Equity	Equity	Currency	Currency
Fund	Contracts	Contracts	Contracts	Contracts	Total
Europe 1.25x Strategy Fund	$171,126	$—	$(33,877)	$—	$137,249
Japan 2x Strategy Fund	(222,611)	—	(5,435)	—	(228,046)
Strengthening Dollar 2x Strategy Fund	—	—	(27,601)	(23,211)	(50,812)
Weakening Dollar 2x Strategy Fund	—	—	(2,240)	(1,774)	(4,014)

7. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on Federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed.

The RIC Modernization Act of 2010 was signed into law on December 22, 2010 and seeks to simplify some of the tax provisions applicable to regulated investment companies, the tax reporting to their shareholders and to improve the tax efficiency of certain fund structures. The changes were generally effective for taxable years beginning after the date of enactment.

One of the more prominent changes addresses capital loss carryforwards. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. As a result of this ordering rule, pre-enactment capital carryforwards may potentially expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

the RYDEX FUNDS ANNUAL REPORT | 89

NOTES TO FINANCIAL STATEMENTS (continued)

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended December 31, 2013, the following capital loss carryforward amounts expired, were used, or were permanently lost due to loss limitation rules in Section 382 of the Internal Revenue Code:

Fund	Amount
S&P 500® Pure Value Fund	$2,628,098
S&P MidCap 400® Pure Value Fund	1,212,567
S&P SmallCap 600® Pure Growth Fund	4,693,296
S&P SmallCap 600® Pure Value Fund	1,484,942
Europe 1.25x Strategy Fund	866,239
Japan 2x Strategy Fund	6,804,267
Strengthening Dollar 2x Strategy Fund	3,450,472

The tax character of distributions paid during the year ended December 31, 2013 was as follows:

	Ordinary	Return of	Long-Term	Total
Fund	Income	Capital	Capital Gain	Distributions
S&P MidCap 400® Pure Growth Fund	$261,004	$—	$3,204,954	$3,465,958
S&P MidCap 400® Pure Value Fund	21,268	—	—	21,268
S&P SmallCap 600® Pure Growth Fund	2,459,263	—	—	2,459,263
S&P SmallCap 600® Pure Value Fund	94,498	—	—	94,498
Europe 1.25x Strategy Fund	15,300	—	—	15,300

The tax character of distributions paid during the year ended December 31, 2012 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
S&P 500® Pure Growth Fund	$—	$245,728	$245,728
S&P 500® Pure Value Fund	111,576	—	111,576
S&P MidCap 400® Pure Growth Fund	—	4,252,045	4,252,045
Europe 1.25x Strategy Fund	80,826	—	80,826

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax character of distributable earnings/(accumulated losses) at December 31, 2013 was as follows:

	Undistributed	Undistributed	Net Unrealized
	Ordinary	Long-Term	Appreciation/	Capital Loss
Fund	Income	Capital Gain	Depreciation	Carryforward[1]
S&P 500® Pure Growth Fund	$5,091,780	$5,234,290	$10,483,540	$—
S&P 500® Pure Value Fund	1,668,089	2,943,813	9,252,636	—
S&P MidCap 400® Pure Growth Fund	2,668,153	2,916,523	7,532,556	—
S&P MidCap 400® Pure Value Fund	1,480,246	649,134	3,345,327	—
S&P SmallCap 600® Pure Growth Fund	—	—	7,193,074	(25,039)
S&P SmallCap 600® Pure Value Fund	994,599	1,532,574	3,113,048	(2,282,964)
Europe 1.25x Strategy Fund	70,484	—	539,758	(5,166,348)
Japan 2x Strategy Fund	719,846	1,051,528	2	(1,729,411)
Strengthening Dollar 2x Strategy Fund	—	—	—	(1,360,680)
Weakening Dollar 2x Strategy Fund	—	—	—	(962,517)

1 A summary of the expiration of the aforementioned Capital Loss Carryforward is as follows:

90 | the RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

						Total
	Expires in	Expires in	Expires in	Unlimited	Unlimited	Capital Loss
Fund	2016	2017	2018	Short-Term	Long-Term	Carryforward
S&P SmallCap 600® Pure Growth Fund	$—	$(25,039)	$—	$—	$—	$(25,039)
S&P SmallCap 600® Pure Value Fund	—	(2,282,964)	—	—	—	(2,282,964)
Europe 1.25x Strategy Fund	(3,431,446)	—	(1,734,902)	—	—	(5,166,348	)*
Japan 2x Strategy Fund	—	—	—	(691,764)	(1,037,647)	(1,729,411	)*
Strengthening Dollar 2x Strategy Fund	—	—	—	(544,272)	(816,408)	(1,360,680	)*
Weakening Dollar 2x Strategy Fund	(196,851)	—	(196,737)	(227,573)	(341,356)	(962,517	)*

*In accordance with section 382 of the Internal Revenue Code, a portion of certain fund losses are subject to an annual limitation. Note, this annual limitation is generally applicable to all of the capital loss carryforwards shown with respect to each Fund.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to wash sales, mark-to-market of passive foreign investment companies and foreign currency gains and losses. Additional differences may result from the tax treatment of net investment losses and expired capital loss carryforwards. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

On the Statements of Assets and Liabilities, the following adjustments were made for permanent book/tax differences:

		Undistributed	Accumulated
	Paid In	Net Investment	Net Realized
Fund	Capital	Income	Gain (Loss)
S&P 500® Pure Growth Fund	$(456)	$212,650	$(212,194)
S&P 500® Pure Value Fund	—	(8,832)	8,832
S&P MidCap 400® Pure Growth Fund	3,724	164,144	(167,868)
S&P MidCap 400® Pure Value Fund	—	—	—
S&P SmallCap 600® Pure Growth Fund	(2,706,193)	2,698,278	7,915
S&P SmallCap 600® Pure Value Fund	(303,327)	186,031	117,296
Europe 1.25x Strategy Fund	—	4,096	(4,096)
Japan 2x Strategy Fund	(6,701,121)	89,774	6,611,347
Strengthening Dollar 2x Strategy Fund	(3,506,023)	55,551	3,450,472
Weakening Dollar 2x Strategy Fund	(25,000)	25,000	—

At December 31, 2013, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Gain (Loss)
S&P 500® Pure Growth Fund	$51,627,712	$10,623,520	$(139,980)	$10,483,540
S&P 500® Pure Value Fund	64,803,289	9,413,173	(160,537)	9,252,636
S&P MidCap 400® Pure Growth Fund	43,119,009	7,589,199	(56,643)	7,532,556
S&P MidCap 400® Pure Value Fund	24,940,770	3,373,359	(28,032)	3,345,327
S&P SmallCap 600® Pure Growth Fund	41,708,334	7,326,664	(133,590)	7,193,074
S&P SmallCap 600® Pure Value Fund	26,820,795	3,205,459	(92,411)	3,113,048
Europe 1.25x Strategy Fund	12,067,927	556,068	(16,511)	539,557
Japan 2x Strategy Fund	4,068,555	2	—	2
Strengthening Dollar 2x Strategy Fund	2,647,020	—	—	—
Weakening Dollar 2x Strategy Fund	1,397,796	—	—	—

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NOTES TO FINANCIAL STATEMENTS (continued)

8. Securities Transactions

For the year ended December 31, 2013, the cost of purchases and proceeds from sales of investment securities, excluding government securities and short-term investments, were as follows:

Fund	Purchases	Sales
S&P 500® Pure Growth Fund	$166,420,900	$149,396,283
S&P 500® Pure Value Fund	211,594,935	182,701,439
S&P MidCap 400® Pure Growth Fund	135,497,697	128,346,356
S&P MidCap 400® Pure Value Fund	146,052,993	138,365,667
S&P SmallCap 600® Pure Growth Fund	129,878,614	110,170,794
S&P SmallCap 600® Pure Value Fund	62,220,963	55,559,207
Europe 1.25x Strategy Fund	31,586,238	29,940,897
Japan 2x Strategy Fund	—	—
Strengthening Dollar 2x Strategy Fund	—	—
Weakening Dollar 2x Strategy Fund	—	—

9. Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted, $75,000,000 line of credit from U.S. Bank, N.A., which expires June 15, 2014. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended December 31, 2013. The Funds did not have any borrowings under this agreement at December 31, 2013.

The average daily balances borrowed for the year ended December 31, 2013 were as follows:

Funds	Average Daily Balance
S&P 500® Pure Growth Fund	$12,057
S&P 500® Pure Value Fund	10,019
S&P MidCap 400® Pure Growth Fund	5,962
S&P MidCap 400® Pure Value Fund	3,822
S&P SmallCap 600® Pure Growth Fund	12,800
S&P SmallCap 600® Pure Value Fund	15,405
Strengthening Dollar 2x Strategy Fund	85

10. Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, Credit Suisse acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with Credit Suisse, cash collateral is invested in one or more joint repurchase agreements collateralized by obligations of the U.S. Treasury or Government Agencies and cash. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand.

At December 31, 2013, the Funds participated in securities lending as follows:

Fund	Value of Securities Loaned	Cash Collateral Received
S&P 500® Pure Value Fund	$79,050	$85,000
S&P MidCap 400® Pure Growth Fund	854,956	864,800
S&P MidCap 400® Pure Value Fund	94,245	103,000
S&P SmallCap 600® Pure Growth Fund	582,010	591,825
S&P SmallCap 600® Pure Value Fund	331,722	350,200

92 | the RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Cash collateral received was invested in the following joint repurchase agreements at December 31, 2013:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
HSBC Securities, Inc.			Freddie Mac
0.01%			0.00%
Due 01/02/14	$1,738,562	$1,738,562	01/15/14 - 07/15/32	$2,946,213	$1,773,537
Deutsche Bank Securities, Inc.			Fannie Mae
0.02%			0.00% - 1.38%
Due 01/02/14	256,264	256,265	11/15/16 - 05/15/30	392,313	260,569
			Federal Home Loan Bank
			0.38%
			06/24/16	434	433
			Freddie Mac
			3.00%
			07/28/14	260	266

11. Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as segregated cash with broker/ receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

the RYDEX FUNDS ANNUAL REPORT | 93

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP.

Gross Amounts Not Offset
in the Statements of Assets
and Liabilities
Net Amount of
			Gross Amounts Offset	Assets Presented		Cash
		Gross Amounts of	in the Statements of	on the Statements of	Financial	Collateral	Net
Fund	Instrument	Recognized Assets	Assets and Liabilities	Assets and Liabilities	Instruments	Received[1]	Amount
Weakening Dollar 2x Strategy Fund	Swap currency contracts	$306	$—	$306	$—	$—	$306

Gross Amounts Not Offset
in the Statements of Assets
and Liabilities
Net Amount of
		Gross Amounts	Gross Amounts Offset	Liabilities Presented		Cash
		of Recognized	in the Statements of	on the Statements of	Financial	Collateral	Net
Fund	Instrument	Liabilities	Assets and Liabilities	Assets and Liabilities	Instruments	Pledged[1]	Amount
Strengthening Dollar 2x Strategy Fund	Swap currency contracts	$4,199	$—	$4,199	$—	$—	$4,199

[1]	Excludes maintenance margin deposits held at the broker related to derivatives. These amounts are reflected as Segregated cash with broker on the Statements of Assets and Liabilities.

12. Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant in the case entitled Marc S. Kirscher, as Litigation Trustee for the Tribune Litigation Trust v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons” Action), as a result of the ownership of shares in the Tribune Company (“Tribune”) in 2007 by certain series of the Rydex Variable Trust when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. The plaintiff has alleged that, in connection with the LBO, insiders and shareholders were paid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune insolvent. The plaintiff has asserted claims against certain insiders, shareholders, professional advisers, and others involved in the LBO, and is attempting to obtain from these individuals and entities the proceeds paid out in connection with the LBO.

Rydex Variable Trust also has been named as a defendant in one or more of a group of lawsuits filed by a group of Tribune creditors that allege state law constructive fraudulent conveyance claims against former Tribune shareholders (the “SLCFC actions”).

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”). On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On November 20, 2013, the District Court ordered the parties in the FitzSimons action to meet and confer regarding a potential protocol for the briefing and argument of motions to dismiss to be filed in that action. On January 24, 2014, the Court extended the time for service of summonses and complaints in the FitzSimons action to February 28, 2014.

None of these lawsuits allege any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

94 | the RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

Lyondell Chemical Company

In December 2011, Rydex Variable Trust was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.).

Similar to the claims made in the Tribune matter, the Weisfelner complaint seeks to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

On January 14, 2014, the Court granted in part and denied in part the defendants’ motion to dismiss the Creditor Trust action. In particular, the Court dismissed all defendants who were conduits for the proceeds from the merger transaction, and also ruled that the plaintiff could not bring any claims on behalf of certain entities who had ratified the merger transaction. The Court also dismissed without prejudice the plaintiff’s claims for intentional fraudulent transfer against the remaining defendants, and gave the Credit Trustee leave to replead these claims. Finally, the Court denied the motion to dismiss with respect to the plaintiff’s claims for constructive fraudulent transfer against the remaining defendants.

This lawsuit does not allege any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,235,952; U.S. Long Short Momentum Fund - $523,200; Multi-Cap Core Equity Fund - $5,760; Hedged Equity Fund - $480; and Multi-Hedge Strategies Fund - $112,848. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

13. Subsequent Event

Effective January 24, 2014, the Strengthening Dollar 2x Strategy Fund underwent a one-for-three reverse share split. The effect of the transaction was to divide the number of outstanding shares of the Fund by three, resulting in a corresponding increase in the net asset value per share. The shares outstanding and the net asset value per share on the statement of assets and liabilities as of December 31, 2013, the share transactions presented in the statement of changes in net assets for each of the two years in the period then ended, and the per share data in the financial highlights for each of the years in the five-year period then ended have been given retroactive effect to reflect this reverse share split. There were no changes in net assets, results of operations or total return as a result of this transaction.

the RYDEX FUNDS ANNUAL REPORT | 95

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders

of Rydex Variable Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, S&P SmallCap 600® Pure Value Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund (ten of the series constituting the Rydex Variable Trust) (the “Funds”) as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds at December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia

February 27, 2014

96 | the RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the ordinary income distributions paid during the year, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying
S&P MidCap 400® Pure Growth Fund	78.89%
S&P MidCap 400® Pure Value Fund	100.00%
S&P SmallCap 600® Pure Growth Fund	7.90%
S&P SmallCap 600® Pure Value Fund	100.00%

With respect to the taxable year ended December 31, 2013, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

S&P MidCap 400®
Pure Growth
Fund
From long-term capital gains,
subject to the 15% rate gains category:	$3,204,954

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1.800.820.0888.

Office Locations

The offices of Guggenheim Investments can be found in the following locations:

330 Madison Avenue

10th Floor

New York, NY 10017

(Headquarters)

Four Irvington Centre

805 King Farm Boulevard

Suite 600

Rockville, MD 20850

9401 Indian Creek Parkway

40 Corporate Woods

Suite 850

Overland Park, KS 66210

the RYDEX FUNDS ANNUAL REPORT | 97

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.

TRUSTEE AND OFFICER

Name and	Length of Service as Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen
Donald C. Cacciapaglia*	Rydex Series Funds – 2012	213
(1951)	Rydex Variable Trust – 2012
Rydex Dynamic Funds – 2012
Rydex ETF Trust – 2012

Principal Occupations During Past Five Years: Current: Security Investors, LLC: President and CEO from April 2012 to present; Guggenheim Investments: President and Chief Administrative Officer from February 2010 to present; Previous: Channel Capital Group, Inc.: Chairman and CEO from April 2002 to February 2010

Positions held within the Trust: Trustee from 2012 to present; President from 2012 to present

INDEPENDENT TRUSTEES
Name and	Length of Service as Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen
Corey A. Colehour	Rydex Series Funds – 1993	132
(1945)	Rydex Variable Trust – 1998
Rydex Dynamic Funds – 1999
Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired; Previous: President and Senior Vice President of Schield Management Company (registered investment adviser) from 2003 to 2006

Positions held within the Trust: Trustee from 1993 to present; Member of the Audit and Governance and Nominating Committees from 1995 to present

J. Kenneth Dalton	Rydex Series Funds – 1995	132
(1941)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired

Positions held within the Trust: Trustee from 1995 to present; Member and Chairman of the Audit Committee from 1997 to present; Member of the Governance and Nominating Committees from 1995 to present; and Member of the Risk Oversight Committee from 2010 to present

John O. Demaret	Rydex Series Funds – 1997	132
(1940)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired

Positions held within the Trust: Trustee from 1997 to present; Chairman of the Board from 2006 to present; Member of the Audit Committee from 1997 to present; and Member of the Risk Oversight Committee from 2010 to present

98 | the RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (continued)

INDEPENDENT TRUSTEES – concluded

Name and	Length of Service as Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen
Werner E. Keller	Rydex Series Funds – 2005	132
(1940)	Rydex Variable Trust – 2005
Rydex Dynamic Funds – 2005
Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Current: Founder and President of Keller Partners, LLC (investment research firm) from 2005 to present; Previous: Retired from 2001 to 2005

Positions held within the Trust: Vice Chairman of the Board of Trustees from 2010 to present; Trustee and Member of the Audit and Governance and Nominating Committees from 2005 to present; and Chairman and Member of the Risk Oversight Committee from 2010 to present

Thomas F. Lydon, Jr.	Rydex Series Funds – 2005	132
(1960)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Current: President of Global Trends Investments (registered investment adviser) from 1996 to present

Positions held within the Trust: Trustee and Member of the Audit and Governance and Nominating Committees from 2005 to present

Patrick T. McCarville	Rydex Series Funds – 1997	132
(1942)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired; Previous: Chief Executive Officer of Par Industries, Inc., d/b/a Par Leasing from 1977 to 2010

Positions held within the Trust: Trustee from 1997 to present; Member of the Audit Committee from 1997 to present; and Chairman of the Governance and Nominating Committees from 1997 to present

Roger Somers	Rydex Series Funds – 1993	132
(1944)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Founder and Chief Executive Officer of Arrow Limousine from 1965 to present

Positions held within the Trust: Trustee from 1993 to present; Member of the Audit and Governance and Nominating Committees from 1995 to present

EXECUTIVE OFFICERS

Name, Position	Principal Occupations
and Year of Birth	During Past Five Years

Michael P. Byrum* Vice President (1970)	Current: President, Security Benefit Asset Management Holdings, LLC; Senior Vice President, Security Investors, LLC; President & Chief Investment Officer, Rydex Holdings, LLC; Director & Chairman of the Board, Advisor Research Center, Inc.; and Manager, Rydex Specialized Products, LLC

Previous: Guggenheim Distributors, LLC (f/k/a Rydex Distributors, LLC), Vice President (2009); Rydex Fund Services, LLC, Director (2009–2010), Secretary (2002–2010); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.), Director (2008–2010), Chief Investment Officer (2006–2010), President (2004–2010), Secretary (2002–2010); Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Director (2008–2010), Chief Investment Officer (2006–2010), President (2004–2010), Secretary (2002–2010); Advisor Research Center, Inc., Secretary (2006–2009), and Executive Vice President (2006)

the RYDEX FUNDS ANNUAL REPORT | 99

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

EXECUTIVE OFFICERS – concluded

Name, Position	Principal Occupations
and Year of Birth	During Past Five Years

Nikolaos Bonos* Vice President and Treasurer (1963)	Current: Senior Vice President, Security Investors, LLC; Chief Executive Officer & Manager, Rydex Specialized Products, LLC; Chief Executive Officer & President, Rydex Fund Services, LLC; Vice President, Rydex Holdings, LLC; Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; and Vice President, Security Benefit Asset Management Holdings, LLC

Previous: Security Global Investors, LLC, Senior Vice President (2010–2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) Senior Vice President (2006–2011); Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Director (2009); and Rydex Specialized Products, LLC, Chief Financial Officer (2005–2009)

Elisabeth Miller* Chief Compliance Officer (1968)	Current: Chief Compliance Officer, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, Rydex ETF Trust, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, SBL Fund, Security Investors, LLC, and Guggenheim Distributors, LLC

Previous: Senior Manager, Security Investors, LLC and Guggenheim Distributors, LLC (2004–2009)

Amy J. Lee* Vice President and Secretary (1961)	Current: Secretary and Senior Vice President, Security Investors, LLC (2004–present)
Previous: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004–2012)

Joseph M. Arruda* Assistant Treasurer (1966)	Current: Assistant Treasurer, SBL Fund, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President, Security Investors, LLC; and Chief Financial Officer & Manager, Rydex Specialized Products, LLC

Previous: Security Global Investors, LLC, Vice President (2010–2011); and Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Vice President (2004–2011)

*	Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with Guggenheim Investments.

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GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Distributors, LLC, Security Investors, LLC, Security Distributors, Inc. and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

the RYDEX FUNDS ANNUAL REPORT | 101

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited) (concluded)

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

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SECTOR FUNDS

BANKING FUND

BASIC MATERIALS FUND

BIOTECHNOLOGY FUND

CONSUMER PRODUCTS FUND

ELECTRONICS FUND

ENERGY FUND

ENERGY SERVICES FUND

FINANCIAL SERVICES FUND

HEALTH CARE FUND

INTERNET FUND

LEISURE FUND

PRECIOUS METALS FUND

REAL ESTATE FUND

RETAILING FUND

TECHNOLOGY FUND

TELECOMMUNICATIONS FUND

TRANSPORTATION FUND

UTILITIES FUND

RVASECF-ANN2-1213x1214

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Guggenheim Distributors, LLC.

THE RYDEX FUNDS ANNUAL REPORT | 1

December 31, 2013

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for 18 of our Funds that are part of the Rydex Variable Trust. This report covers performance of the Funds for the annual period ended December 31, 2013.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, a global, diversified financial services firm.

Guggenheim Distributors, LLC is the distributor of the Funds. Guggenheim Distributors is affiliated with Guggenheim Partners and Security Investors, LLC.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia

President

January 31, 2014

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

Sector funds may not be suitable for all investors. Investing in sector funds is more volatile than investing in broadly diversified funds, as there is a greater risk due to the concentration of the Fund’s holdings in issuers of the same or similar offerings. These Funds are considered non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund.

2 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2013

The year ended December 31, 2013 wound down with a series of stronger-than-expected economic data releases. ISM manufacturing data (historically indicative of expansion or contraction) rose to its highest levels in over two years, consumer confidence rebounded following the government shutdown, housing starts surged, and the job market strengthened. Citing improved labor market conditions and a sustainable economic expansion, the U.S. Federal Reserve (the “Fed”) announced in December that it would reduce its monthly bond purchases by $10 billion, to $75 billion, starting in January 2014. Yet, at the same time, the Fed lengthened the time frame before which it will raise rates by promising to keep the Fed funds target rate at 0-0.25% at least as long as the unemployment rate remains above 6.5% and perhaps “well past” the time this target is reached. For the first time, the Fed also added a lower-bound target for inflation of 2%–lengthening the expected time frame before rates rise.

As the U.S. economy slowly strengthens, we may return to an environment where taking credit risk is not just a consequence of staying within duration targets or reaching for yield, but rather a proactive choice driven by a positive outlook on the economy. To sustain optimism, the Fed will need to monitor the unintended consequences of tapering and avoid negative economic repercussions, as happened in the summer of 2013 when a spike in 10-year Treasury yields dampened home sales. For markets, the Fed must convince investors that the economy is strong enough to withstand steady reductions of its asset purchases. These will likely be Janet Yellen’s top priorities as she takes over the helm of the Fed.

Last January, the global economy faced myriad headwinds, choppiness lay ahead, and we expected plenty of volatility in 2013. Nevertheless, we believed at that point that risk assets were the best choice for investors. Now, the headwinds of 2013 have largely dissipated, and the outlook appears benign for risk assets for the first three to six months of 2014, if not longer.

Many pundits may have underestimated the strength of the U.S. economy, with both third quarter and fourth quarter economic growth beating expectations. The final three months of 2013 were exceptionally good for U.S. equities, which produced a wealth effect that probably boosted holiday sales. All of this bodes well for the first quarter of 2014.

Market conditions could be even stronger in Europe. Economic data from the euro area’s periphery is improving faster than from the core, where inflation is also rising at a faster pace, giving the peripheral nations a competitive advantage. In Asia, markets have priced for a more negative scenario that now appears less likely. With the U.S. and Europe now out of recession, they are ready to underpin a recovery in export growth in the Asian region. As a synchronous global expansion gets under way, investors may become more comfortable with taking risk, and this should be reflected in asset prices in many regions around the globe.

For 2014, investors should bear in mind that the Fed will continue injecting liquidity into financial markets even as it tapers its asset purchases. Assuming that the Fed continues the same pace of reductions at each Federal Open Market Committee meeting, it would still purchase more than $500 billion of bonds in 2014–nearly the size of the Fed’s QE2 from November 2010 to June 2011. This should help support credit spreads. An accelerated pace of tapering from the Fed would signal faster-than-expected economic growth and spark higher demand for risk assets. On balance, we expect the impact of tapering to be neutral. Barring economic weakness, we expect relatively benign market conditions with no major spike in volatility.

For the year ended December 31, 2013, the Standard & Poor’s 500® (“S&P 500”) Index* returned 32.39%. Foreign markets were also strong: the Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index* returned 22.78%. The return of the MSCI Emerging Markets Index* was -2.60%.

In the bond market, the Barclays U.S. Aggregate Bond Index* posted a -2.02% return for the period, while the Barclays U.S. High Yield Index* returned 7.44%. The return of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.07% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited) (continued)	December 31, 2013

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI U.S. REIT Index is a free float market capitalization weighted index that is comprised of equity real estate investment trust (“REIT”) securities that belong to the MSCI U.S. Investable Market 2500 Index. The MSCI U.S. REIT Index includes only REIT securities that are of reasonable size in terms of full and free float-adjusted market capitalization to ensure that the performance of the equity REIT universe can be captured and replicated in actual institutional and retail portfolios of different sizes.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

S&P 500® Consumer Discretionary Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Consumer Discretionary index includes companies in the following industries: automobiles and components, consumer durables, apparel, hotels, restaurants, leisure, media and retailing.

S&P 500® Consumer Staples Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Consumer Staples index comprises companies whose businesses are less sensitive to economic cycles. It includes manufacturers and distributors of food, beverages and tobacco and producers of non-durable household goods and personal products. It also includes food & drug retailing companies as well as hypermarkets and consumer super centers.

S&P 500® Energy Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Energy index comprises companies whose businesses are dominated by either of the following activities: The construction or provision of oil rigs, drilling equipment and other energy-related equipment and services, including seismic data collection; companies engaged in the exploration, production, marketing, refining and/or transportation of oil and gas products, coal and other consumable fuels.

S&P 500® Financials Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Financials index contains companies involved in activities such as banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, and financial investment, and real estate, including REITs.

S&P 500® Health Care Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Health Care index encompasses two main industry groups. The first includes companies who manufacture health care equipment and supplies or provide health care related services, including distributors of health care products, providers of basic health-care services, and owners and operators of health care facilities and organizations. The first group also includes companies operating in the health care technology industry. The second group includes companies primarily involved in the research, development, production and marketing of pharmaceuticals, biotechnology and life sciences products.

S&P 500® Industrials Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Industrials index includes companies whose businesses are dominated by one of the following activities: the manufacture and distribution of capital goods, including aerospace & defense, construction, engineering & building products, electrical equipment and industrial machinery; the provision of commercial services and supplies, including printing, environmental, office and security services; the provision of professional services, including employment and research & consulting services; or the provision of transportation services, including airlines, couriers, marine, road & rail and transportation infrastructure.

S&P 500® Materials Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Materials index encompasses a wide range of commodity-related manufacturing industries. Included in this sector are companies that manufacture chemicals, construction materials, glass, paper, forest products and related packaging products, and metals, minerals and mining companies, including producers of steel.

S&P 500® Information Technology Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Information Technology index covers the following general areas: Technology software & services, including companies that primarily develop software in various fields such as the Internet, applications, systems, databases management and/or home entertainment, and companies that provide information technology consulting and services, as well as data processing and outsourced services; secondly, Technology Hardware & Equipment, including manufacturers and distributors of communications equipment, computers & peripherals, electronic equipment and related instruments; and thirdly, Semiconductors & Semiconductor Equipment Manufacturers.

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited) (concluded)	December 31, 2013

S&P 500® Telecommunications Services Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Telecommunications Services index contains companies that provide communications services primarily through a fixed-line, cellular, wireless, high bandwidth and/or fiber optic cable network.

S&P 500® Utilities Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Utilities index encompasses those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

THE RYDEX FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2013 and ending December 31, 2013.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	June 30, 2013	December 31, 2013	Period[2]
Table 1. Based on actual Fund return[3]
Banking Fund	1.62%	14.87%	$1,000.00	$1,148.70	$8.77
Basic Materials Fund	1.62%	15.36%	1,000.00	1,153.60	8.79
Biotechnology Fund	1.62%	23.84%	1,000.00	1,238.40	9.14
Consumer Products Fund	1.62%	10.02%	1,000.00	1,100.20	8.58
Electronics Fund	1.62%	16.31%	1,000.00	1,163.10	8.83
Energy Fund	1.62%	14.12%	1,000.00	1,141.20	8.74
Energy Services Fund	1.62%	11.48%	1,000.00	1,114.80	8.64
Financial Services Fund	1.62%	10.93%	1,000.00	1,109.30	8.61
Health Care Fund	1.62%	18.57%	1,000.00	1,185.70	8.92
Internet Fund	1.61%	31.06%	1,000.00	1,310.60	9.38
Leisure Fund	1.62%	20.35%	1,000.00	1,203.50	9.00
Precious Metals Fund	1.52%	(4.58%)	1,000.00	954.20	7.49
Real Estate Fund	1.62%	(1.54%)	1,000.00	984.60	8.10
Retailing Fund	1.62%	15.24%	1,000.00	1,152.40	8.79
Technology Fund	1.62%	23.85%	1,000.00	1,238.50	9.14
Telecommunications Fund	1.62%	12.33%	1,000.00	1,123.30	8.67
Transportation Fund	1.62%	22.98%	1,000.00	1,229.80	9.10
Utilities Fund	1.62%	2.92%	1,000.00	1,029.20	8.29

Table 2. Based on hypothetical 5% return (before expenses)
Banking Fund	1.62%	5.00%	$1,000.00	$1,017.04	$8.24
Basic Materials Fund	1.62%	5.00%	1,000.00	1,017.04	8.24
Biotechnology Fund	1.62%	5.00%	1,000.00	1,017.04	8.24
Consumer Products Fund	1.62%	5.00%	1,000.00	1,017.04	8.24
Electronics Fund	1.62%	5.00%	1,000.00	1,017.04	8.24
Energy Fund	1.62%	5.00%	1,000.00	1,017.04	8.24
Energy Services Fund	1.62%	5.00%	1,000.00	1,017.04	8.24
Financial Services Fund	1.62%	5.00%	1,000.00	1,017.04	8.24
Health Care Fund	1.62%	5.00%	1,000.00	1,017.04	8.24
Internet Fund	1.61%	5.00%	1,000.00	1,017.09	8.19
Leisure Fund	1.62%	5.00%	1,000.00	1,017.04	8.24
Precious Metals Fund	1.52%	5.00%	1,000.00	1,017.54	7.73
Real Estate Fund	1.62%	5.00%	1,000.00	1,017.04	8.24
Retailing Fund	1.62%	5.00%	1,000.00	1,017.04	8.24
Technology Fund	1.62%	5.00%	1,000.00	1,017.04	8.24
Telecommunications Fund	1.62%	5.00%	1,000.00	1,017.04	8.24
Transportation Fund	1.62%	5.00%	1,000.00	1,017.04	8.24
Utilities Fund	1.62%	5.00%	1,000.00	1,017.04	8.24

[1]	Annualized.

[2]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2013 to December 31, 2013.

THE RYDEX FUNDS ANNUAL REPORT | 7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2013

BANKING FUND

OBJECTIVE:  Seeks to provide capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions (“Banking Companies”).

For the year ended December 31, 2013, Banking Fund returned 29.18% compared with the S&P 500 Index, which gained 32.39%. The S&P 500 Financials Index returned 35.63%.

Within the sector, all industries contributed to return. The largest component of the Fund, commercial banks, accounted for most of the positive performance, followed by diversified financial services. The consumer finance group contributed least to return.

JP Morgan Chase & Co., Wells Fargo & Co. and Citigroup, Inc. were the best-performing holdings in the Fund for the year. The worst-performing holdings for the period were Bancolombia S.A., Banco Bradesco S.A. and Banco Santander S.A.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
JPMorgan Chase & Co.	4.0%
Wells Fargo & Co.	3.9%
Citigroup, Inc.	3.9%
Bank of America Corp.	3.9%
U.S. Bancorp	2.8%
Capital One Financial Corp.	2.2%
PNC Financial Services Group, Inc.	2.1%
Bank of New York Mellon Corp.	2.1%
State Street Corp.	1.9%
BB&T Corp.	1.7%
Top Ten Total	28.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

8 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*,†

Average Annual Returns

Periods Ended December 31, 2013*,†

	1 Year	5 Year	10 Year
Banking Fund	29.18%	6.38%	-3.16%
S&P 500 Financials Index	35.63%	13.75%	-0.26%
S&P 500 Index	32.39%	17.94%	7.41%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS	December 31, 2013
BANKING FUND

	Shares	Value

COMMON STOCKS† - 99.8%

REGIONAL BANKS - 38.6%
PNC Financial Services Group, Inc.	1,642	$127,385
BB&T Corp.	2,696	100,614
SunTrust Banks, Inc.	2,360	86,871
Fifth Third Bancorp	3,995	84,015
M&T Bank Corp.	665	77,419
Regions Financial Corp.	7,420	73,384
KeyCorp	5,043	67,677
CIT Group, Inc.	1,223	63,755
Huntington Bancshares, Inc.	5,728	55,275
Popular, Inc.*	1,899	54,558
First Republic Bank	984	51,512
Zions Bancorporation	1,555	46,588
Signature Bank*	411	44,150
East West Bancorp, Inc.	1,238	43,293
SVB Financial Group*	405	42,468
Cullen/Frost Bankers, Inc.	562	41,830
Commerce Bancshares, Inc.	914	41,041
City National Corp.	515	40,798
Prosperity Bancshares, Inc.	630	39,936
First Niagara Financial Group, Inc.	3,646	38,721
FirstMerit Corp.	1,712	38,058
BankUnited, Inc.	1,090	35,883
Hancock Holding Co.	929	34,076
Webster Financial Corp.	1,070	33,363
Associated Banc-Corp.	1,898	33,025
UMB Financial Corp.	510	32,783
CapitalSource, Inc.	2,281	32,778
First Horizon National Corp.	2,800	32,620
TCF Financial Corp.	1,982	32,208
Bank of Hawaii Corp.	541	31,995
Fulton Financial Corp.	2,378	31,104
Texas Capital Bancshares, Inc.*	497	30,913
Susquehanna Bancshares, Inc.	2,390	30,688
BancorpSouth, Inc.	1,184	30,097
PrivateBancorp, Inc.	1,029	29,769
Home BancShares, Inc.	790	29,507
Wintrust Financial Corp.	634	29,240
Glacier Bancorp, Inc.	980	29,194
Bank of the Ozarks, Inc.	510	28,861
Umpqua Holdings Corp.	1,500	28,710
Sterling Financial Corp.	840	28,627
Cathay General Bancorp	1,070	28,601
First Financial Bankshares, Inc.	430	28,518
Valley National Bancorp[1]	2,791	28,245
Western Alliance Bancorporation*	1,180	28,155
FNB Corp.	2,229	28,130
National Penn Bancshares, Inc.	2,436	27,600
IBERIABANK Corp.	428	26,900
MB Financial, Inc.	830	26,635
PacWest Bancorp	630	26,599
Trustmark Corp.	970	26,035
CVB Financial Corp.	1,520	25,946
United Bankshares, Inc.	780	24,531
Old National Bancorp	1,580	24,285
Westamerica Bancorporation	430	24,278
Columbia Banking System, Inc.	840	23,108
BBCN Bancorp, Inc.	1,360	22,562
Total Regional Banks		2,304,917
DIVERSIFIED BANKS - 29.0%
Wells Fargo & Co.	5,146	233,627
U.S. Bancorp	4,143	167,377
Itau Unibanco Holding S.A. ADR	5,200	70,564
Banco Bradesco S.A. ADR	5,010	62,775
ICICI Bank Ltd. ADR	1,669	62,037
Barclays plc ADR	3,248	58,886
HSBC Holdings plc ADR	1,063	58,603
Comerica, Inc.	1,215	57,761
Credicorp Ltd.	435	57,738
Banco Santander S.A. ADR	6,243	56,624
HDFC Bank Ltd. ADR	1,625	55,965
Bank of Nova Scotia	890	55,670
Toronto-Dominion Bank	584	55,036
Royal Bank of Canada	813	54,658
Banco Santander Brasil S.A. ADR	8,720	53,192
Royal Bank of Scotland Group plc ADR*	4,660	52,798
Mitsubishi UFJ Financial Group, Inc. ADR	7,877	52,618
Bank of Montreal	789	52,595
Banco Bilbao Vizcaya Argentaria S.A. ADR	4,243	52,571
Lloyds Banking Group plc ADR*	9,830	52,296
Sumitomo Mitsui Financial Group,
Inc. ADR	4,950	51,926
Bancolombia S.A. ADR	1,055	51,716
Canadian Imperial Bank of Commerce	604	51,588
Banco Santander Chile ADR	2,175	51,265
National Bank of Greece S.A. ADR[1]	8,800	49,280
Grupo Financiero Santander Mexico
SAB de CV ADR	3,610	49,240
Total Diversified Banks		1,728,406
OTHER DIVERSIFIED FINANCIAL SERVICES - 13.6%
JPMorgan Chase & Co.	4,048	236,727
Citigroup, Inc.	4,480	233,453
Bank of America Corp.	14,800	230,436
ING US, Inc.	1,640	57,646
ING Groep N.V. ADR*	3,867	54,177
Total Other Diversified Financial Services		812,439

10 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2013
BANKING FUND

	Shares	Value

THRIFTS & MORTGAGE FINANCE - 8.3%
New York Community Bancorp, Inc.	3,216	$54,189
Ocwen Financial Corp.*	960	53,231
Home Loan Servicing Solutions Ltd.	2,146	49,294
Hudson City Bancorp, Inc.	4,718	44,491
People’s United Financial, Inc.	2,884	43,606
Nationstar Mortgage Holdings, Inc.*	925	34,188
MGIC Investment Corp.*	3,920	33,085
Radian Group, Inc.	2,210	31,205
Washington Federal, Inc.	1,290	30,044
EverBank Financial Corp.	1,600	29,344
Capitol Federal Financial, Inc.	2,132	25,819
Astoria Financial Corp.	1,671	23,110
Northwest Bancshares, Inc.	1,560	23,057
BofI Holding, Inc.*	260	20,392
Total Thrifts & Mortgage Finance		495,055
ASSET MANAGEMENT & CUSTODY BANKS - 5.3%
Bank of New York Mellon Corp.	3,587	125,329
State Street Corp.	1,530	112,287
Northern Trust Corp.	1,230	76,125
Total Asset Management & Custody Banks		313,741
DIVERSIFIED CAPITAL MARKETS - 2.8%
Deutsche Bank AG	1,175	56,682
UBS AG	2,888	55,594
Credit Suisse Group AG ADR	1,751	54,351
Total Diversified Capital Markets		166,627
CONSUMER FINANCE - 2.2%
Capital One Financial Corp.	1,730	132,535
Total Common Stocks
(Cost $3,854,236)		5,953,720

	Face Amount	Value

REPURCHASE AGREEMENT††,2 - 0.3%
Credit Suisse Group
issued 12/31/13 at 0.00%
due 01/02/14	$17,108	$17,108
Total Repurchase Agreement
(Cost $17,108)		17,108

SECURITIES LENDING COLLATERAL††,3 - 0.6%
Repurchase Agreements
HSBC Securities, Inc.
issued 12/31/13 at 0.01%
due 01/02/14	29,807	29,807
Deutsche Bank Securities, Inc.
issued 12/31/13 at 0.02%
due 01/02/14	4,393	4,393
Total Securities Lending Collateral
(Cost $34,200)		34,200
Total Investments - 100.7%
(Cost $3,905,544)		$6,005,028
Other Assets & Liabilities, net - (0.7)%		(38,978)
Total Net Assets - 100.0%		$5,966,050

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2013 — See Note 8.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 8.

ADR — American Depository Receipt

plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 11

BANKING FUND

STATEMENT OF ASSETS
AND LIABILITIES

December 31, 2013

Assets:
Investments, at value - including $50,568 of securities loaned
(cost $3,854,236)	$5,953,720
Repurchase agreements, at value
(cost $51,308)	51,308
Total investments
(cost $3,905,544)	6,005,028
Receivables:
Dividends	11,526
Fund shares sold	1,941
Foreign taxes reclaim	45
Interest and securities lending income	3
Total assets	6,018,543
Liabilities:
Payable for:
Upon return of securities loaned	34,200
Management fees	4,206
Transfer agent and administrative fees	1,237
Investor service fees	1,237
Portfolio accounting fees	495
Fund shares redeemed	300
Miscellaneous	10,818
Total liabilities	52,493
Net assets	$5,966,050
Net assets consist of:
Paid in capital	$5,880,478
Undistributed net investment income	55,167
Accumulated net realized loss on investments	(2,069,079)
Net unrealized appreciation on investments	2,099,484
Net assets	$5,966,050
Capital shares outstanding	412,327
Net asset value per share	$14.47

STATEMENT OF
OPERATIONS

Year Ended December 31, 2013

Investment Income:
Dividends (net of foreign withholding tax of $3,767)	$156,422
Income from securities lending, net	203
Interest	14
Total investment income	156,639

Expenses:
Management fees	61,690
Transfer agent and administrative fees	18,144
Investor service fees	18,144
Portfolio accounting fees	7,258
Professional fees	6,994
Trustees’ fees*	864
Custodian fees	802
Line of credit interest expense	83
Miscellaneous	5,250
Total expenses	119,229
Net investment income	37,410

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,168,912
Net realized gain	1,168,912
Net change in unrealized appreciation (depreciation) on:
Investments	488,365
Net change in unrealized appreciation (depreciation)	488,365
Net realized and unrealized gain	1,657,277
Net increase in net assets resulting from operations	$1,694,687

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

12 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

BANKING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment income	$37,410	$62,968
Net realized gain (loss) on investments	1,168,912	(297,522)
Net change in unrealized appreciation (depreciation) on investments	488,365	1,126,167
Net increase in net assets resulting from operations	1,694,687	891,613

Distributions to shareholders from:
Net investment income	(62,968)	(18,625)
Net realized gains	(817,462)	(11,241)
Total distributions to shareholders	(880,430)	(29,866)

Capital share transactions:
Proceeds from sale of shares	32,022,110	46,027,046
Distributions reinvested	880,430	29,866
Cost of shares redeemed	(38,470,692)	(38,793,749)
Net increase (decrease) from capital share transactions	(5,568,152)	7,263,163
Net increase (decrease) in net assets	(4,753,895)	8,124,910

Net assets:
Beginning of year	10,719,945	2,595,035
End of year	$5,966,050	$10,719,945
Undistributed net investment income at end of year	$55,167	$62,945

Capital share activity:
Shares sold	2,107,380	3,725,488
Shares issued from reinvestment of distributions	63,295	2,359
Shares redeemed	(2,558,223)	(3,167,788)
Net increase (decrease) in shares	(387,548)	560,059

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

BANKING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$13.40	$10.82	$13.98	$12.52	$13.40
Income (loss) from investment operations:
Net investment income[a]	.08	.11	.07	.02	.08
Net gain (loss) on investments (realized and unrealized)	3.73	2.50	(3.18)	1.60	(.54)
Total from investment operations	3.81	2.61	(3.11)	1.62	(.46)
Less distributions from:
Net investment income	(.20)	(.02)	(.05)	(.16)	(.42)
Net realized gains	(2.54)	(.01)	—	—	—
Total distributions	(2.74)	(.03)	(.05)	(.16)	(.42)
Net asset value, end of period	$14.47	$13.40	$10.82	$13.98	$12.52

Total Return[b]	29.18%	24.22%	(22.23%)	13.04%	(3.43%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,966	$10,720	$2,595	$5,463	$4,639
Ratios to average net assets:
Net investment income	0.52%	0.89%	0.59%	0.12%	0.70%
Total expenses	1.64%	1.67%	1.71%	1.64%	1.66%
Portfolio turnover rate	438%	512%	1,518%	1,119%	731%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

14 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

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THE RYDEX FUNDS ANNUAL REPORT | 15

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2013

BASIC MATERIALS FUND

OBJECTIVE:  Seeks to provide capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals and other basic building and manufacturing materials (“Basic Materials Companies”).

For the year ended December 31, 2013, Basic Materials Fund returned 1.25% compared with a gain of 32.39% for the S&P 500 Index. The S&P 500 Materials Index returned 25.60%.

The chemicals group was the main contributor to return, followed by the lightly weighted containers & packaging industry. The metals & mining industry was the only detractor from return.

The top-performing holdings were E.I. du Pont de Nemours and Co., Dow Chemical Co. and LyondellBasell Industries N.V.

The worst-performing holdings included Newmont Mining Corp., Barrick Gold Corp. and Allied Nevada Gold Corp.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Monsanto Co.	3.0%
EI du Pont de Nemours & Co.	3.0%
Dow Chemical Co.	2.7%
LyondellBasell Industries N.V. — Class A	2.6%
Freeport-McMoRan Copper & Gold, Inc.	2.4%
Praxair, Inc.	2.4%
Barrick Gold Corp.	2.2%
Ecolab, Inc.	2.1%
PPG Industries, Inc.	2.0%
Air Products & Chemicals, Inc.	1.9%
Top Ten Total	24.3%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

16 | the RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*,†

Average Annual Returns

Periods Ended December 31, 2013*,†

	1 Year	5 Year	10 Year
Basic Materials Fund	1.25%	13.02%	7.57%
S&P 500 Materials Index	25.60%	18.80%	8.25%
S&P 500 Index	32.39%	17.94%	7.41%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS	December 31, 2013
BASIC MATERIALS FUND

	Shares	Value

COMMON STOCKS† - 99.5%

SPECIALTY CHEMICALS - 17.1%
Ecolab, Inc.	2,377	$247,849
PPG Industries, Inc.	1,223	231,953
Sherwin-Williams Co.	1,051	192,859
Sigma-Aldrich Corp.	1,611	151,450
Celanese Corp. — Series A	2,390	132,191
Ashland, Inc.	1,267	122,950
WR Grace & Co.*	1,241	122,698
International Flavors & Fragrances, Inc.	1,364	117,277
Valspar Corp.	1,545	110,143
RPM International, Inc.	2,528	104,937
Albemarle Corp.	1,652	104,720
Rockwood Holdings, Inc.	1,419	102,054
PolyOne Corp.	2,350	83,073
Cytec Industries, Inc.	885	82,447
Chemtura Corp.*	2,660	74,267
Total Specialty Chemicals		1,980,868
GOLD - 11.6%
Barrick Gold Corp.	14,325	252,549
Goldcorp, Inc.	8,045	174,335
Newmont Mining Corp.	6,685	153,956
AngloGold Ashanti Ltd. ADR	7,907	92,670
Agnico Eagle Mines Ltd.	3,491	92,093
Yamana Gold, Inc.	10,249	88,346
Randgold Resources Ltd. ADR	1,403	88,122
Kinross Gold Corp.	19,840	86,899
Eldorado Gold Corp.	14,157	80,553
Royal Gold, Inc.	1,726	79,517
Cia de Minas Buenaventura SAA ADR	6,966	78,159
Franco-Nevada Corp.	1,907	77,691
Total Gold		1,344,890
STEEL - 11.1%
Vale S.A. ADR	12,519	190,915
Nucor Corp.	3,412	182,133
Reliance Steel & Aluminum Co.	1,410	106,934
ArcelorMittal	5,460	97,406
Steel Dynamics, Inc.	4,825	94,281
United States Steel Corp.	3,100	91,450
Cliffs Natural Resources, Inc.[1]	3,390	88,852
Allegheny Technologies, Inc.	2,462	87,721
Carpenter Technology Corp.	1,304	81,109
Cia Siderurgica Nacional
S.A. ADR	13,060	80,972
Gerdau S.A. ADR	9,170	71,893
Commercial Metals Co.	3,380	68,715
AK Steel Holding Corp.*	5,720	46,904
Total Steel		1,289,285
DIVERSIFIED CHEMICALS - 9.8%
EI du Pont de Nemours & Co.	5,310	344,991
Dow Chemical Co.	7,132	316,661
Eastman Chemical Co.	1,978	159,625
FMC Corp.	1,907	143,902
Huntsman Corp.	4,404	108,338
Olin Corp.	2,220	64,047
Total Diversified Chemicals		1,137,564
FERTILIZERS & AGRICULTURAL CHEMICALS - 9.4%
Monsanto Co.	2,979	347,202
Mosaic Co.	4,297	203,119
Potash Corporation of Saskatchewan, Inc.	5,660	186,554
CF Industries Holdings, Inc.	701	163,361
Agrium, Inc.	1,100	100,628
Scotts Miracle-Gro Co. — Class A	1,390	86,486
Total Fertilizers & Agricultural Chemicals		1,087,350
DIVERSIFIED METALS & MINING - 9.3%
Freeport-McMoRan Copper & Gold, Inc.	7,512	283,504
Southern Copper Corp.	7,562	217,106
Rio Tinto plc ADR	2,390	134,868
BHP Billiton Ltd. ADR	1,702	116,076
Teck Resources Ltd. — Class B	3,617	94,078
BHP Billiton plc ADR	1,185	73,612
US Silica Holdings, Inc.	1,803	61,500
Molycorp, Inc.*,1	9,470	53,221
Walter Energy, Inc.	2,734	45,466
Total Diversified Metals & Mining		1,079,431
PAPER PACKAGING - 6.3%
Rock Tenn Co. — Class A	1,175	123,386
Sealed Air Corp.	3,417	116,349
MeadWestvaco Corp.	3,027	111,787
Packaging Corporation of America	1,763	111,563
Avery Dennison Corp.	1,940	97,369
Bemis Company, Inc.	2,232	91,423
Graphic Packaging Holding Co.*	8,240	79,104
Total Paper Packaging		730,981
INDUSTRIAL GASES - 5.4%
Praxair, Inc.	2,124	276,183
Air Products & Chemicals, Inc.	1,947	217,636
Airgas, Inc.	1,141	127,621
Total Industrial Gases		621,440
COMMODITY CHEMICALS - 5.2%
LyondellBasell Industries N.V. — Class A	3,700	297,035
Westlake Chemical Corp.	1,065	130,005
Methanex Corp.	1,500	88,860
Axiall Corp.	1,704	80,838
Total Commodity Chemicals		596,738
CONSTRUCTION MATERIALS - 4.0%
Cemex SAB de CV ADR*	12,629	149,401
Vulcan Materials Co.	2,099	124,723
Martin Marietta Materials, Inc.	977	97,641
Eagle Materials, Inc.	1,146	88,735
Total Construction Materials		460,500
METAL & GLASS CONTAINERS - 2.9%
Ball Corp.	2,345	121,142
Crown Holdings, Inc.*	2,503	111,559
Owens-Illinois, Inc.*	3,019	108,020
Total Metal & Glass Containers		340,721

18 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2013
Basic materials FUND

	Shares	Value

PRECIOUS METALS & MINERALS - 2.5%
Silver Wheaton Corp.	5,773	$116,556
Pan American Silver Corp.	6,275	73,418
Stillwater Mining Co.*	4,452	54,938
Coeur Mining, Inc.*	4,542	49,281
Total Precious Metals & Minerals		294,193
PAPER PRODUCTS - 2.5%
International Paper Co.	4,171	204,504
Domtar Corp.	880	83,019
Total Paper Products		287,523
ALUMINUM - 1.8%
Alcoa, Inc.	14,267	151,658
Kaiser Aluminum Corp.	720	50,573
Total Aluminum		202,231
FOREST PRODUCTS - 0.6%
Louisiana-Pacific Corp.*	3,823	70,764
Total Common Stocks
(Cost $6,073,614)		11,524,479

	Face
	Amount	Value

REPURCHASE AGREEMENT††,2 - 1.3%
Credit Suisse Group
issued 12/31/13 at 0.00%
due 01/02/14	$149,184	$149,184
Total Repurchase Agreement
(Cost $149,184)		149,184

SECURITIES LENDING COLLATERAL††,3 - 0.8%
Repurchase Agreements
HSBC Securities, Inc.
issued 12/31/13 at 0.01%
due 01/02/14	84,713	84,713
Deutsche Bank Securities, Inc.
issued 12/31/13 at 0.02%
due 01/02/14	12,487	12,487
Total Securities Lending Collateral
(Cost $97,200)		97,200
Total Investments - 101.6%
(Cost $6,319,998)		$11,770,863
Other Assets & Liabilities, net - (1.6)%		(183,382)
Total Net Assets - 100.0%		$11,587,481

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2013 — See Note 8.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 8.

ADR — American Depository Receipt

plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

BASIC MATERIALS FUND

STATEMENT OF ASSETS
AND LIABILITIES

December 31, 2013

Assets:
Investments, at value - including $92,690 of securities loaned
(cost $6,073,614)	$11,524,479
Repurchase agreements, at value
(cost $246,384)	246,384
Total investments
(cost $6,319,998)	11,770,863
Receivables:
Dividends	12,585
Interest and securities lending income	179
Total assets	11,783,627
Liabilities:
Payable for:
Upon return of securities loaned	97,200
Fund shares redeemed	66,400
Management fees	7,741
Transfer agent and administrative fees	2,277
Investor service fees	2,277
Portfolio accounting fees	910
Miscellaneous	19,341
Total liabilities	196,146
Net assets	$11,587,481
Net assets consist of:
Paid in capital	$8,071,905
Undistributed net investment income	52,773
Accumulated net realized loss on investments	(1,988,062)
Net unrealized appreciation on investments	5,450,865
Net assets	$11,587,481
Capital shares outstanding	466,928
Net asset value per share	$24.82

STATEMENT OF
OPERATIONS

Year Ended December 31, 2013

Investment Income:
Dividends (net of foreign withholding tax of $6,643)	$255,096
Income from securities lending, net	8,458
Interest	22
Total investment income	263,576

Expenses:
Management fees	111,693
Transfer agent and administrative fees	32,851
Investor service fees	32,851
Portfolio accounting fees	13,140
Professional fees	12,129
Trustees’ fees*	1,636
Custodian fees	1,479
Line of credit interest expense	120
Miscellaneous	9,672
Total expenses	215,571
Net investment income	48,005

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,531,106
Net realized gain	1,531,106
Net change in unrealized appreciation (depreciation) on:
Investments	(2,038,768)
Net change in unrealized appreciation (depreciation)	(2,038,768)
Net realized and unrealized loss	(507,662)
Net decrease in net assets resulting from operations	$(459,657)

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

20 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

BASIC MATERIALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment income	$48,005	$94,690
Net realized gain on investments	1,531,106	853,237
Net change in unrealized appreciation (depreciation) on investments	(2,038,768)	560,133
Net increase (decrease) in net assets resulting from operations	(459,657)	1,508,060

Distributions to shareholders from:
Net investment income	(88,114)	—
Net realized gains	(628,130)	(1,353,298)
Total distributions to shareholders	(716,244)	(1,353,298)

Capital share transactions:
Proceeds from sale of shares	43,599,866	50,350,880
Distributions reinvested	716,244	1,353,298
Cost of shares redeemed	(48,072,003)	(51,233,191)
Net increase (decrease) from capital share transactions	(3,755,893)	470,987
Net increase (decrease) in net assets	(4,931,794)	625,749

Net assets:
Beginning of year	16,519,275	15,893,526
End of year	$11,587,481	$16,519,275
Undistributed net investment income at end of year	$52,773	$94,690

Capital share activity:
Shares sold	1,715,254	1,885,247
Shares issued from reinvestment of distributions	29,463	55,079
Shares redeemed	(1,911,154)	(1,919,537)
Net increase (decrease) in shares	(166,437)	20,789

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 21

BASIC MATERIALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$26.08	$25.95	$36.83	$29.22	$19.38
Income (loss) from investment operations:
Net investment income (loss)[a]	.09	.17	(.02)	(.07)	.17
Net gain (loss) on investments (realized and unrealized)	.20	2.45	(5.69)	7.86	10.58
Total from investment operations	.29	2.62	(5.71)	7.79	10.75
Less distributions from:
Net investment income	(.19)	—	—	(.18)	(.06)
Net realized gains	(1.36)	(2.49)	(5.17)	—	(.85)
Total distributions	(1.55)	(2.49)	(5.17)	(.18)	(.91)
Net asset value, end of period	$24.82	$26.08	$25.95	$36.83	$29.22

Total Return[b]	1.25%	10.72%	(16.46%)	26.67%	55.46%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,587	$16,519	$15,894	$49,131	$46,522
Ratios to average net assets:
Net investment income (loss)	0.37%	0.62%	(0.06%)	(0.22%)	0.69%
Total expenses	1.64%	1.67%	1.71%	1.66%	1.65%
Portfolio turnover rate	350%	339%	193%	418%	377%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

22 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

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THE RYDEX FUNDS ANNUAL REPORT | 23

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2013

BIOTECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic or other biological engineering, and in the design, manufacture, or sale of related biotechnology products or services (“Biotechnology Companies”).

For the year ended December 31, 2013, Biotechnology Fund gained 54.20% compared with the S&P 500 Index, which rose 32.39%. The S&P 500 Health Care Index returned 41.46%.

Companies in the biotechnology industry compose most of the weight of the Fund. For the year, the group contributed the most to return, followed by the life sciences tools & services segment. No industry detracted from return.

The best-performing holdings in the Fund were Gilead Sciences, Inc., Celgene Corp. and Biogen Idec, Inc.

The worst-performing holdings in the Fund included Amarin Corp. plc, ARIAD Pharmaceuticals, Inc. and Affymax, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Gilead Sciences, Inc.	7.4%
Amgen, Inc.	6.5%
Celgene Corp.	5.9%
Biogen Idec, Inc.	5.6%
Regeneron Pharmaceuticals, Inc.	3.7%
Alexion Pharmaceuticals, Inc.	3.6%
Vertex Pharmaceuticals, Inc.	2.9%
Illumina, Inc.	2.6%
Life Technologies Corp.	2.5%
BioMarin Pharmaceutical, Inc.	2.2%
Top Ten Total	42.9%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

 24 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*,†

Average Annual Returns

Periods Ended December 31, 2013*,†

	1 Year	5 Year	10 Year
Biotechnology Fund	54.20%	24.89%	11.71%
S&P 500 Health Care Index	41.46%	18.29%	8.35%
S&P 500 Index	32.39%	17.94%	7.41%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Health Care Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS	December 31, 2013
BIOTECHNOLOGY FUND

	Shares	Value

COMMON STOCKS† - 100.6%

BIOTECHNOLOGY - 84.7%
Gilead Sciences, Inc.*	26,016	$1,955,103
Amgen, Inc.	15,115	1,725,529
Celgene Corp.*	9,256	1,563,894
Biogen Idec, Inc.*	5,351	1,496,942
Regeneron Pharmaceuticals, Inc.*	3,565	981,231
Alexion Pharmaceuticals, Inc.*	7,137	949,649
Vertex Pharmaceuticals, Inc.*	10,240	760,832
BioMarin Pharmaceutical, Inc.*	8,419	591,603
Pharmacyclics, Inc.*	5,130	542,651
Incyte Corporation Ltd.*	10,495	531,362
United Therapeutics Corp.*	4,446	502,754
Seattle Genetics, Inc.*	10,535	420,241
Cubist Pharmaceuticals, Inc.*	6,056	417,077
Medivation, Inc.*	6,303	402,257
Isis Pharmaceuticals, Inc.*	9,850	392,424
Alkermes plc*	9,407	382,489
Theravance, Inc.*	10,300	367,195
Alnylam Pharmaceuticals, Inc.*	5,663	364,301
Opko Health, Inc.*,1	39,295	331,650
NPS Pharmaceuticals, Inc.*	10,777	327,190
Cepheid, Inc.*	6,913	322,975
Grifols S.A. ADR	8,870	320,384
Puma Biotechnology, Inc.*	3,040	314,731
ACADIA Pharmaceuticals, Inc.*	11,367	284,061
Aegerion Pharmaceuticals, Inc.*	3,990	283,130
Clovis Oncology, Inc.*	4,520	272,420
Celldex Therapeutics, Inc.*	11,100	268,731
MannKind Corp.*,1	49,340	257,061
Synageva BioPharma Corp.*	3,958	256,162
Intercept Pharmaceuticals, Inc.*	3,569	243,691
Halozyme Therapeutics, Inc.*	15,164	227,308
InterMune, Inc.*	15,316	225,605
Ironwood Pharmaceuticals, Inc.*	18,853	218,883
Arena Pharmaceuticals, Inc.*,1	36,390	212,882
Myriad Genetics, Inc.*,1	10,110	212,108
Organovo Holdings, Inc.*,1	18,832	208,470
Acorda Therapeutics, Inc.*	7,078	206,678
Ariad Pharmaceuticals, Inc.*,1	30,170	205,759
ImmunoGen, Inc.*,1	13,799	202,431
Exelixis, Inc.*,1	33,000	202,290
PDL BioPharma, Inc.[1]	23,597	199,159
Ligand Pharmaceuticals, Inc. — Class B*	3,681	193,621
Dyax Corp.*	24,400	183,732
Momenta Pharmaceuticals, Inc.*	10,054	177,755
Keryx Biopharmaceuticals, Inc.*	13,670	177,027
Sarepta Therapeutics, Inc.*,1	8,584	174,856
Sangamo Biosciences, Inc.*	12,570	174,597
Exact Sciences Corp.*	14,426	168,640
Raptor Pharmaceutical Corp.*	12,861	167,450
Infinity Pharmaceuticals, Inc.*	11,410	157,572
TESARO, Inc.*	5,330	150,519
Neurocrine Biosciences, Inc.*	16,080	150,187
Array BioPharma, Inc.*	29,940	149,999
Spectrum Pharmaceuticals, Inc.*	16,885	149,432
Vanda Pharmaceuticals, Inc.*	10,070	124,969
Total Biotechnology		22,451,649
LIFE SCIENCES TOOLS & SERVICES - 12.4%
Illumina, Inc.*	6,335	700,778
Life Technologies Corp.*	8,786	665,979
Quintiles Transnational Holdings, Inc.*	9,753	451,954
Bio-Rad Laboratories, Inc. — Class A*	2,881	356,120
Techne Corp.	3,597	340,528
QIAGEN N.V.*	14,249	339,269
Charles River Laboratories International, Inc.*	5,580	295,963
Affymetrix, Inc.*	16,991	145,613
Total Life Sciences Tools & Services		3,296,204
PHARMACEUTICALS - 3.5%
Perrigo Company plc	2,585	396,755
Medicines Co.*	7,760	299,691
Nektar Therapeutics*	19,030	215,991
Total Pharmaceuticals		912,437
Total Common Stocks
(Cost $12,331,447)		26,660,290
RIGHTS††† - 0.0%
Clinical Data, Inc.
Expires 12/31/20*,2	4,730	—
Total Rights
(Cost $—)		—

	Face
	Amount
SECURITIES LENDING COLLATERAL††,3 - 5.7%
Repurchase Agreements
HSBC Securities, Inc.
issued 12/31/13 at 0.01%
due 01/02/14	$1,312,053	1,312,053
Deutsche Bank Securities, Inc.
issued 12/31/13 at 0.02%
due 01/02/14	193,397	193,397
Total Securities Lending Collateral
(Cost $1,505,450)		1,505,450
Total Investments - 106.3%
(Cost $13,836,897)		$28,165,740
Other Assets & Liabilities, net - (6.3)%		(1,666,288)
Total Net Assets - 100.0%		$26,499,452

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
1	All or portion of this security is on loan at December 31, 2013 — See Note 8.
[2]	Illiquid security.
[3]	Securities lending collateral — See Note 8.
ADR — American Depository Receipt
plc — Public Limited Company

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BIOTECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

Assets:
Investments, at value - including $1,473,528 of securities loaned
(cost $12,331,447)	$26,660,290
Repurchase agreements, at value
(cost $1,505,450)	1,505,450
Total investments
(cost $13,836,897)	28,165,740
Cash	324
Receivables:
Fund shares sold	130,369
Interest and securities lending income	3,962
Total assets	28,300,395
Liabilities:
Line of credit	205,000
Payable for:
Upon return of securities loaned	1,505,450
Fund shares redeemed	20,417
Management fees	19,543
Transfer agent and administrative fees	5,748
Investor service fees	5,748
Portfolio accounting fees	2,299
Miscellaneous	36,738
Total liabilities	1,800,943
Net assets	$26,499,452
Net assets consist of:
Paid in capital	$19,166,059
Accumulated net investment loss	—
Accumulated net realized loss on investments	(6,995,450)
Net unrealized appreciation on investments	14,328,843
Net assets	$26,499,452
Capital shares outstanding	458,394
Net asset value per share	$57.81

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

Investment Income:
Income from securities lending, net	$67,665
Dividends	59,033
Interest	41
Total investment income	126,739

Expenses:
Management fees	220,651
Transfer agent and administrative fees	64,897
Investor service fees	64,897
Portfolio accounting fees	25,959
Professional fees	23,801
Custodian fees	2,811
Trustees’ fees*	2,723
Line of credit interest expense	228
Miscellaneous	18,334
Total expenses	424,301
Net investment loss	(297,562)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,190,274
Net realized gain	4,190,274
Net change in unrealized appreciation (depreciation) on:
Investments	6,045,333
Net change in unrealized appreciation (depreciation)	6,045,333
Net realized and unrealized gain	10,235,607
Net increase in net assets resulting from operations	$9,938,045

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 27

BIOTECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(297,562)	$(309,626)
Net realized gain on investments	4,190,274	2,058,392
Net change in unrealized appreciation (depreciation) on investments	6,045,333	3,811,340
Net increase in net assets resulting from operations	9,938,045	5,560,106

Capital share transactions:
Proceeds from sale of shares	72,966,371	71,809,325
Cost of shares redeemed	(75,485,335)	(70,134,629)
Net increase (decrease) from capital share transactions	(2,518,964)	1,674,696
Net increase in net assets	7,419,081	7,234,802

Net assets:
Beginning of year	19,080,371	11,845,569
End of year	$26,499,452	$19,080,371
Accumulated net investment loss at end of year	$—	$(29,284)

Capital share activity:
Shares sold	1,490,314	2,066,760
Shares redeemed	(1,540,866)	(1,987,377)
Net increase (decrease) in shares	(50,552)	79,383

28 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BIOTECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$37.49	$27.58	$24.93	$22.52	$19.03
Income (loss) from investment operations:
Net investment loss[a]	(.56)	(.47)	(.41)	(.33)	(.25)
Net gain on investments (realized and unrealized)	20.88	10.38	3.06	2.74	3.74
Total from investment operations	20.32	9.91	2.65	2.41	3.49
Net asset value, end of period	$57.81	$37.49	$27.58	$24.93	$22.52

Total Return[b]	54.20%	35.98%	10.59%	10.70%	18.34%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26,499	$19,080	$11,846	$13,843	$13,144
Ratios to average net assets:
Net investment loss	(1.15%)	(1.33%)	(1.51%)	(1.40%)	(1.25%)
Total expenses	1.63%	1.68%	1.71%	1.65%	1.68%
Portfolio turnover rate	277%	294%	502%	509%	388%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 29

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2013

CONSUMER PRODUCTS FUND

OBJECTIVE:   Seeks to provide capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally (“Consumer Products Companies”).

For the year ended December 31, 2013, Consumer Products Fund rose 28.25%, compared with a gain of 32.39% for the S&P 500 Index. The S&P 500 Consumer Staples Index returned 26.14%.

The food products industry was the largest contributor to Fund performance, followed by the beverages industry. No industry detracted from return, but the tobacco industry contributed least to return.

Fund performance for the year got the biggest boost from Procter & Gamble Co., Herbalife Ltd. and Nu Skin Enterprises, Inc. Class A.

Fresh Market, Inc., Ambev S.A. and Pilgrim’s Pride Corp. were the Fund’s weakest performers during the year.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 29, 2001

Ten Largest Holdings (% of Total Net Assets)
Procter & Gamble Co.	5.6%
Coca-Cola Co.	5.1%
Philip Morris International, Inc.	4.5%
PepsiCo, Inc.	4.3%
Altria Group, Inc.	3.3%
Mondelez International, Inc. — Class A	3.0%
Colgate-Palmolive Co.	2.9%
Kimberly-Clark Corp.	2.4%
General Mills, Inc.	2.2%
Kraft Foods Group, Inc.	2.1%
Top Ten Total	35.4%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

30 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*,†

Average Annual Returns

Periods Ended December 31, 2013*,†

	1 Year	5 Year	10 Year
Consumer Products Fund	28.25%	17.32%	9.62%
S&P 500 Consumer Staples Index	26.14%	15.86%	9.95%
S&P 500 Index	32.39%	17.94%	7.41%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Staples Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS	December 31, 2013
CONSUMER PRODUCTS FUND

	Shares	Value

COMMON STOCKS† - 100.1%

PACKAGED FOODS & MEATS - 29.6%
Mondelez International, Inc. — Class A	13,090	$462,077
General Mills, Inc.	6,679	333,349
Kraft Foods Group, Inc.	6,110	329,451
Kellogg Co.	4,497	274,632
Hershey Co.	2,784	270,688
Mead Johnson Nutrition Co.	2,859	239,470
ConAgra Foods, Inc.	6,263	211,063
Campbell Soup Co.	4,800	207,744
Hormel Foods Corp.	4,426	199,922
Tyson Foods, Inc. — Class A	5,813	194,503
JM Smucker Co.	1,863	193,044
Green Mountain Coffee Roasters, Inc.*	2,512	189,857
McCormick & Company, Inc.	2,542	175,195
Unilever N.V.	3,843	154,604
BRF S.A. ADR	6,770	141,290
Hain Celestial Group, Inc.*	1,358	123,279
Flowers Foods, Inc.	5,621	120,683
Hillshire Brands Co.	3,560	119,046
WhiteWave Foods Co. — Class A*	5,180	118,829
Pilgrim’s Pride Corp.*	7,290	118,463
TreeHouse Foods, Inc.*	1,338	92,215
B&G Foods, Inc.	2,240	75,958
Dean Foods Co.*	4,370	75,120
Sanderson Farms, Inc.	1,030	74,500
Post Holdings, Inc.*	1,500	73,905
Total Packaged Foods & Meats		4,568,887
HOUSEHOLD PRODUCTS - 15.0%
Procter & Gamble Co.	10,589	862,051
Colgate-Palmolive Co.	6,938	452,427
Kimberly-Clark Corp.	3,503	365,923
Clorox Co.	2,169	201,196
Church & Dwight Company, Inc.	2,656	176,040
Energizer Holdings, Inc.	1,410	152,618
Spectrum Brands Holdings, Inc.	1,560	110,058
Total Household Products		2,320,313
SOFT DRINKS - 14.2%
Coca-Cola Co.	19,187	792,614
PepsiCo, Inc.	7,943	658,792
Coca-Cola Enterprises, Inc.	4,427	195,364
Monster Beverage Corp.*	2,806	190,163
Dr Pepper Snapple Group, Inc.	3,748	182,603
Fomento Economico Mexicano
SAB de CV ADR	1,741	170,392
Total Soft Drinks		2,189,928
TOBACCO - 11.8%
Philip Morris International, Inc.	7,921	690,157
Altria Group, Inc.	13,130	504,061
Reynolds American, Inc.	6,111	305,489
Lorillard, Inc.	5,008	253,805
Universal Corp.	1,190	64,974
Total Tobacco		1,818,486
FOOD RETAIL - 8.1%
Whole Foods Market, Inc.	4,592	265,556
Kroger Co.	6,651	262,914
Safeway, Inc.	5,017	163,404
Sprouts Farmers Market, Inc.*	3,580	137,579
Casey’s General Stores, Inc.	1,347	94,627
Harris Teeter Supermarkets, Inc.	1,844	91,001
Fresh Market, Inc.*	2,010	81,405
SUPERVALU, Inc.*	11,048	80,540
Susser Holdings Corp.*	1,080	70,729
Total Food Retail		1,247,755
PERSONAL PRODUCTS - 5.5%
Estee Lauder Companies, Inc. — Class A	4,158	313,180
Herbalife Ltd.[1]	2,951	232,244
Nu Skin Enterprises, Inc. — Class A	1,208	166,970
Avon Products, Inc.	8,394	144,545
Total Personal Products		856,939
DISTILLERS & VINTNERS - 5.1%
Brown-Forman Corp. — Class B	3,069	231,925
Constellation Brands, Inc. — Class A*	3,023	212,759
Beam, Inc.	2,840	193,290
Diageo plc ADR	1,120	148,310
Total Distillers & Vintners		786,284
AGRICULTURAL PRODUCTS - 4.8%
Archer-Daniels-Midland Co.	6,885	298,809
Bunge Ltd.	2,469	202,730
Ingredion, Inc.	1,954	133,771
Darling International, Inc.*	5,064	105,736
Total Agricultural Products		741,046
BREWERS - 3.6%
Anheuser-Busch InBev N.V. ADR	1,812	192,905
Molson Coors Brewing Co. —
Class B	3,311	185,913
AMBEV S.A. ADR	25,125	184,669
Total Brewers		563,487
FOOD DISTRIBUTORS - 2.4%
Sysco Corp.	7,375	266,238
United Natural Foods, Inc.*	1,475	111,200
Total Food Distributors		377,438
Total Common Stocks
(Cost $8,724,258)		15,470,563

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2013
CONSUMER PRODUCTS FUND

	Face
	Amount	Value

REPURCHASE AGREEMENT††,2 - 0.4%
Credit Suisse Group
issued 12/31/13 at 0.00%
due 01/02/14	$62,074	$62,074
Total Repurchase Agreement
(Cost $62,074)		62,074

SECURITIES LENDING COLLATERAL††,3 - 0.4%
Repurchase Agreements
HSBC Securities, Inc.
issued 12/31/13 at 0.01%
due 01/02/14	58,894	58,894
Deutsche Bank Securities, Inc.
issued 12/31/13 at 0.02%
due 01/02/14	8,681	8,681
Total Securities Lending Collateral
(Cost $67,575)		67,575
Total Investments - 100.9%
(Cost $8,853,907)		$15,600,212
Other Assets & Liabilities, net - (0.9)%		(151,885)
Total Net Assets - 100.0%		$15,448,327

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2013 — See Note 8.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 8.
ADR — American Deposit Receipt
plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

CONSUMER PRODUCTS FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

Assets:
Investments, at value - including $66,895 of securities loaned
(cost $8,724,258)	$15,470,563
Repurchase agreements, at value
(cost $129,649)	129,649
Total investments
(cost $8,853,907)	15,600,212
Receivables:
Dividends	39,275
Foreign taxes reclaim	874
Interest and securities lending income	133
Total assets	15,640,494
Liabilities:
Payable for:
Fund shares redeemed	81,423
Upon return of securities loaned	67,575
Management fees	10,668
Transfer agent and administrative fees	3,138
Investor service fees	3,138
Portfolio accounting fees	1,255
Miscellaneous	24,970
Total liabilities	192,167
Net assets	$15,448,327
Net assets consist of:
Paid in capital	$8,618,198
Undistributed net investment income	123,887
Accumulated net realized loss on investments	(40,063)
Net unrealized appreciation on investments	6,746,305
Net assets	$15,448,327
Capital shares outstanding	271,291
Net asset value per share	$56.94

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

Investment Income:
Dividends (net of foreign withholding tax of $4,357)	$404,205
Income from securities lending, net	3,550
Interest	27
Total investment income	407,782

Expenses:
Management fees	147,196
Transfer agent and administrative fees	43,293
Investor service fees	43,293
Portfolio accounting fees	17,317
Professional fees	15,428
Trustees’ fees*	2,004
Custodian fees	1,978
Line of credit interest expense	129
Miscellaneous	13,257
Total expenses	283,895
Net investment income	123,887

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,673,527
Net realized gain	2,673,527
Net change in unrealized appreciation (depreciation) on:
Investments	1,185,365
Net change in unrealized appreciation (depreciation)	1,185,365
Net realized and unrealized gain	3,858,892
Net increase in net assets resulting from operations	$3,982,779

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSUMER PRODUCTS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment income	$123,887	$200,311
Net realized gain on investments	2,673,527	2,189,282
Net change in unrealized appreciation (depreciation) on investments	1,185,365	(976,524)
Net increase in net assets resulting from operations	3,982,779	1,413,069

Distributions to shareholders from:
Net investment income	(200,161)	(186,253)
Total distributions to shareholders	(200,161)	(186,253)

Capital share transactions:
Proceeds from sale of shares	71,829,690	139,193,807
Distributions reinvested	200,161	186,253
Cost of shares redeemed	(75,968,634)	(148,093,902)
Net decrease from capital share transactions	(3,938,783)	(8,713,842)
Net decrease in net assets	(156,165)	(7,487,026)

Net assets:
Beginning of year	15,604,492	23,091,518
End of year	$15,448,327	$15,604,492
Undistributed net investment income at end of year	$123,887	$200,165

Capital share activity:
Shares sold	1,372,479	3,138,218
Shares issued from reinvestment of distributions	3,581	4,195
Shares redeemed	(1,451,404)	(3,347,912)
Net decrease in shares	(75,344)	(205,499)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

CONSUMER PRODUCTS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$45.02	$41.82	$37.33	$32.25	$27.51
Income (loss) from investment operations:
Net investment income[a]	.38	.46	.41	.60	.41
Net gain on investments
(realized and unrealized)	12.31	3.33	4.70	4.96	4.85
Total from investment operations	12.69	3.79	5.11	5.56	5.26
Less distributions from:
Net investment income	(.77)	(.59)	(.62)	(.48)	(.52)
Total distributions	(.77)	(.59)	(.62)	(.48)	(.52)
Net asset value, end of period	$56.94	$45.02	$41.82	$37.33	$32.25

Total Return[b]	28.25%	9.05%	13.76%	17.28%	19.12%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,448	$15,604	$23,092	$15,259	$21,252
Ratios to average net assets:
Net investment income	0.72%	1.06%	1.02%	1.76%	1.43%
Total expenses	1.64%	1.67%	1.69%	1.65%	1.66%
Portfolio turnover rate	438%	636%	368%	442%	259%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE RYDEX FUNDS ANNUAL REPORT | 37

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2013

ELECTRONICS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices (“Electronics Companies”).

For the year ended December 31, 2013, Electronics Fund returned 35.05%, compared with a gain of 32.39% for the S&P 500 Index. The S&P 500 Information Technology Index returned 28.43%.

The semiconductors and semiconductor equipment holdings that make up most of the Fund contributed all of the Fund’s performance.

For the year, Fund performance got the biggest boost from Micron Technology, Inc., Intel Corp. and Texas Instruments, Inc.

Holdings providing the least to Fund performance for the period were Mellanox Technologies Ltd., Cirrus Logic, Inc. and Broadcom Corp. Class A.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: August 3, 2001

Ten Largest Holdings (% of Total Net Assets)
Intel Corp.	8.8%
Texas Instruments, Inc.	5.4%
Micron Technology, Inc.	3.8%
Applied Materials, Inc.	3.6%
Broadcom Corp. — Class A	3.2%
Analog Devices, Inc.	3.1%
Xilinx, Inc.	2.8%
Taiwan Semiconductor Manufacturing Company Ltd. ADR	2.6%
KLA-Tencor Corp.	2.6%
Linear Technology Corp.	2.5%
Top Ten Total	38.4%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

38 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*,†

Average Annual Returns

Periods Ended December 31, 2013*,†

	1 Year	5 Year	10 Year
Electronics Fund	35.05%	16.50%	-1.42%
S&P 500 Information Technology Index	28.43%	21.90%	7.17%
S&P 500 Index	32.39%	17.94%	7.41%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS	December 31, 2013
ELECTRONICS FUND

	Shares	Value
COMMON STOCKS† - 99.6%

SEMICONDUCTORS – 84.9%
Intel Corp.	11,109	$288,389
Texas Instruments, Inc.	4,045	177,615
Micron Technology, Inc.*	5,710	124,250
Broadcom Corp. — Class A	3,512	104,131
Analog Devices, Inc.	1,996	101,656
Xilinx, Inc.	1,958	89,911
Taiwan Semiconductor
Manufacturing Company Ltd. ADR	4,920	85,805
Linear Technology Corp.	1,819	82,855
Altera Corp.	2,547	82,854
NVIDIA Corp.	4,853	77,745
Microchip Technology, Inc.	1,702	76,165
Cree, Inc.*	1,143	71,518
Maxim Integrated Products, Inc.	2,557	71,366
Avago Technologies Ltd.	1,203	63,627
Marvell Technology Group Ltd.	4,210	60,540
Skyworks Solutions, Inc.*	2,078	59,348
NXP Semiconductor N.V.*	1,291	59,296
First Solar, Inc.*	1,033	56,443
LSI Corp.	4,815	53,061
Freescale Semiconductor Ltd.*	3,148	50,525
Atmel Corp.*	6,211	48,632
Himax Technologies, Inc. ADR	3,297	48,499
ON Semiconductor Corp.*	5,833	48,064
ARM Holdings plc ADR	875	47,898
SunPower Corp.*	1,561	46,533
Trina Solar Ltd. ADR*	3,373	46,109
Canadian Solar, Inc.*	1,439	42,911
Mellanox Technologies Ltd.*	1,011	40,410
Microsemi Corp.*	1,575	39,296
JinkoSolar Holding Company Ltd. ADR*	1,265	37,065
Yingli Green Energy Holding Company Ltd.
ADR*,1	7,248	36,602
Semtech Corp.*	1,447	36,580
International Rectifier Corp.*	1,329	34,647
JA Solar Holdings Company Ltd. ADR*	3,756	34,443
Synaptics, Inc.*	660	34,195
Fairchild Semiconductor
International, Inc.*	2,529	33,762
RF Micro Devices, Inc.*	6,338	32,704
Cavium, Inc.*	936	32,301
Integrated Device Technology, Inc.*	3,157	32,170
Cypress Semiconductor Corp.	3,009	31,595
Intersil Corp. — Class A	2,686	30,808
TriQuint Semiconductor, Inc.*	3,669	30,599
Monolithic Power Systems, Inc.*	867	30,050
Cirrus Logic, Inc.*	1,444	29,501
OmniVision Technologies, Inc.*	1,451	24,957
Total Semiconductors		2,767,431
SEMICONDUCTOR EQUIPMENT - 14.7%
Applied Materials, Inc.	6,713	118,752
KLA-Tencor Corp.	1,299	83,734
Lam Research Corp.*	1,394	75,903
ASML Holding N.V.	555	52,004
SunEdison, Inc.*	3,664	47,815
Teradyne, Inc.*	2,680	47,222
Veeco Instruments, Inc.*	878	28,895
GT Advanced Technologies, Inc.*	3,045	26,552
Total Semiconductor Equipment		480,877
Total Common Stocks
(Cost $1,717,753)		3,248,308

	Face
	Amount
REPURCHASE AGREEMENT††,2 - 0.8%
Credit Suisse Group
issued 12/31/13 at 0.00%
due 01/02/14	$25,030	25,030
Total Repurchase Agreement
(Cost $25,030)		25,030

SECURITIES LENDING COLLATERAL††,3 - 0.9%
Repurchase Agreements
HSBC Securities, Inc.
issued 12/31/13 at 0.01%
due 01/02/14	25,100	25,100
Deutsche Bank Securities, Inc.
issued 12/31/13 at 0.02%
due 01/02/14	3,700	3,700
Total Securities Lending Collateral
(Cost $28,800)		28,800
Total Investments - 101.3%
(Cost $1,771,583)		$3,302,138
Other Assets & Liabilities, net - (1.3)%		(41,518)
Total Net Assets - 100.0%		$3,260,620

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2013 — See Note 8.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 8.

ADR — American Deposit Receipt

plc — Public Limited Company

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ELECTRONICS FUND

STATEMENT OF ASSETS
AND LIABILITIES

December 31, 2013

Assets:
Investments, at value - including $24,240 of securities loaned
(cost $1,717,753)	$3,248,308
Repurchase agreements, at value
(cost $53,830)	53,830
Total investments (cost $1,771,583)	3,302,138
Receivables:
Securities sold	88,590
Dividends	657
Interest and securities lending income	58
Foreign taxes reclaim	44
Total assets	3,391,487
Liabilities:
Payable for:
Fund shares redeemed	93,340
Upon return of securities loaned	28,800
Management fees	2,155
Transfer agent and administrative fees	634
Investor service fees	634
Portfolio accounting fees	254
Miscellaneous	5,050
Total liabilities	130,867
Net assets	$3,260,620
Net assets consist of:
Paid in capital	$4,769,595
Undistributed net investment income	108
Accumulated net realized loss on investments	(3,039,638)
Net unrealized appreciation on investments	1,530,555
Net assets	$3,260,620
Capital shares outstanding	84,022
Net asset value per share	$38.81

STATEMENT OF
OPERATIONS

Year Ended December 31, 2013

Investment Income:
Dividends (net of foreign withholding tax of $48)	$56,968
Income from securities lending, net	736
Interest	7
Total investment income	57,711
Expenses:
Management fees	29,664
Transfer agent and administrative fees	8,725
Investor service fees	8,725
Portfolio accounting fees	3,490
Professional fees	3,112
Trustees’ fees*	424
Custodian fees	386
Line of credit interest expense	28
Miscellaneous	2,633
Total expenses	57,187
Net investment income	524

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	875,640
Net realized gain	875,640
Net change in unrealized appreciation (depreciation) on:
Investments	135,208
Net change in unrealized appreciation (depreciation)	135,208
Net realized and unrealized gain	1,010,848
Net increase in net assets resulting from operations	$1,011,372

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

ELECTRONICS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012
Increase (Decrease) In Net Assets From Operations:
Net investment income	$524	$7,977
Net realized gain (loss) on investments	875,640	(93,552)
Net change in unrealized appreciation (depreciation) on investments	135,208	86,975
Net increase in net assets resulting from operations	1,011,372	1,400

Distributions to shareholders from:
Net investment income	(7,978)	—
Total distributions to shareholders	(7,978)	—

Capital share transactions:
Proceeds from sale of shares	24,329,919	37,822,269
Distributions reinvested	7,978	—
Cost of shares redeemed	(25,940,355)	(37,017,188)
Net increase (decrease) from capital share transactions	(1,602,458)	805,081
Net increase (decrease) in net assets	(599,064)	806,481

Net assets:
Beginning of year	3,859,684	3,053,203
End of year	$3,260,620	$3,859,684
Undistributed net investment income at end of year	$108	$7,978

Capital share activity:*
Shares sold	724,354	1,270,621
Shares issued from reinvestment of distributions	220	—
Shares redeemed	(774,647)	(1,243,573)
Net increase (decrease) in shares	(50,073)	27,048

*	Capital share activity for the year ended December 31, 2012 and the period January 1, 2013 through April 5, 2013 has been restated to reflect a 1:10 reverse share split effective April 5, 2013. See Note 9 in Notes to Financial Statements.

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ELECTRONICS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013[c]	2012[c]	2011[c]	2010[c]	2009[c]
Per Share Data
Net asset value, beginning of period	$28.78	$28.52	$94.34	$117.22	$68.21
Income (loss) from investment operations:
Net investment income (loss)[a]	— [d]	.06	(.58)	(.51)	(.20)
Net gain (loss) on investments (realized and unrealized)	10.12	.20	(11.64)	9.27	49.21
Total from investment operations	10.12	.26	(12.22)	8.76	49.01
Less distributions from:
Net investment income	(.09)	—	—	—	—
Net realized gains	—	—	(53.60)	(31.64)	—
Total distributions	(.09)	—	(53.60)	(31.64)	—
Net asset value, end of period	$38.81	$28.78	$28.52	$94.34	$117.22

Total Return[b]	35.05%	1.05%	(16.49%)	9.55%	71.85%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,261	$3,860	$3,053	$9,238	$25,029
Ratios to average net assets:
Net investment income (loss)	0.02%	0.19%	(0.68%)	(0.46%)	(0.19%)
Total expenses	1.64%	1.67%	1.72%	1.64%	1.64%
Portfolio turnover rate	745%	910%	859%	958%	445%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Reverse share split — Per share amounts for the years ended December 31, 2009, 2010, 2011, 2012 and the period January 1, 2013 through April 5, 2013 have been restated to reflect a 1:10 reverse share split effective April 5, 2013. See Note 9 in Notes to Financial Statements.
[d]	Net investment income is less than $0.01 per share.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 43

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2013

ENERGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal and alternative sources of energy (“Energy Companies”).

For the year ended December 31, 2013, Energy Fund returned 23.47%, compared with the 32.39% increase in the S&P 500 Index. The S&P 500 Energy Index returned 25.07%.

Within the sector, the oil, gas & consumable fuels group contributed the most to return, followed by energy equipment & services. The lightly weighted industrial conglomerates group was the only detractor from return.

Exxon Mobil Corp., Schlumberger N.V. and Chevron Corp. were the most significant positive contributors to Fund performance for the year.

Holdings detracting most from performance were Petroleo Brasileiro, S.A., Cobalt International Energy, Inc. and Peabody Energy Corp.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 29, 2001

Ten Largest Holdings (% of Total Net Assets)
Exxon Mobil Corp.	5.9%
Chevron Corp.	4.4%
Schlumberger Ltd.	3.2%
ConocoPhillips	2.7%
Occidental Petroleum Corp.	2.5%
Phillips 66	1.9%
EOG Resources, Inc.	1.9%
Halliburton Co.	1.9%
Anadarko Petroleum Corp.	1.8%
Kinder Morgan, Inc.	1.7%
Top Ten Total	27.9%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

44 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*,†

Average Annual Returns

Periods Ended December 31, 2013*,†

	1 Year	5 Year	10 Year
Energy Fund	23.47%	14.44%	11.21%
S&P 500 Energy Index	25.07%	13.44%	13.44%
S&P 500 Index	32.39%	17.94%	7.41%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS	December 31, 2013

ENERGY FUND

	Shares	Value

COMMON STOCKS† - 100.1%

OIL & GAS EXPLORATION & PRODUCTION - 39.3%
ConocoPhillips	8,311	$587,173
EOG Resources, Inc.	2,513	421,782
Anadarko Petroleum Corp.	4,933	391,286
Apache Corp.	4,247	364,987
Marathon Oil Corp.	8,989	317,312
Devon Energy Corp.	5,070	313,681
Noble Energy, Inc.	4,570	311,263
Pioneer Natural Resources Co.	1,659	305,372
Continental Resources, Inc.*	2,524	284,000
Chesapeake Energy Corp.	9,761	264,914
Antero Resources Corp.*	4,000	253,760
Cabot Oil & Gas Corp.	6,442	249,692
Equities Corp.	2,616	234,864
Southwestern Energy Co.*	5,858	230,395
Range Resources Corp.	2,731	230,251
Murphy Oil Corp.	3,333	216,245
Concho Resources, Inc.*	1,934	208,872
Cimarex Energy Co.	1,804	189,258
Cobalt International Energy, Inc.*	11,210	184,405
Encana Corp.	9,828	177,395
Canadian Natural Resources Ltd.	5,094	172,381
Whiting Petroleum Corp.*	2,716	168,039
Talisman Energy, Inc.	13,128	152,941
Gulfport Energy Corp.*	2,420	152,823
Denbury Resources, Inc.*	9,260	152,142
SM Energy Co.	1,794	149,099
Energy XXI Bermuda Ltd.	5,500	148,830
QEP Resources, Inc.	4,824	147,856
Energen Corp.	2,020	142,915
Oasis Petroleum, Inc.*	2,834	133,113
WPX Energy, Inc.*	6,337	129,148
Laredo Petroleum, Inc.*	4,560	126,266
Ultra Petroleum Corp.*,1	5,451	118,014
Newfield Exploration Co.*	4,675	115,145
Rosetta Resources, Inc.*	2,300	110,492
Kodiak Oil & Gas Corp.*	9,511	106,618
Diamondback Energy, Inc.*	1,930	102,020
Carrizo Oil & Gas, Inc.*	2,030	90,883
PDC Energy, Inc.*	1,660	88,345
SandRidge Energy, Inc.*,1	14,479	87,888
Stone Energy Corp.*	2,370	81,978
Magnum Hunter Resources Corp.*	9,760	71,346
Bill Barrett Corp.*	2,590	69,360
Goodrich Petroleum Corp.*	3,220	54,804
Total Oil & Gas Exploration & Production		8,609,353
INTEGRATED OIL & GAS - 18.2%
Exxon Mobil Corp.	12,781	1,293,438
Chevron Corp.	7,697	961,433
Occidental Petroleum Corp.	5,758	547,586
Hess Corp.	3,987	330,921
BP plc ADR	5,205	253,015
Petroleo Brasileiro S.A. ADR	14,504	199,865
Royal Dutch Shell plc ADR	2,798	199,413
Suncor Energy, Inc.	5,500	192,775
Total Integrated Oil & Gas		3,978,446
OIL & GAS EQUIPMENT & SERVICES - 17.6%
Schlumberger Ltd.	7,694	693,305
Halliburton Co.	8,233	417,825
National Oilwell Varco, Inc.	4,658	370,451
Baker Hughes, Inc.	5,698	314,871
Cameron International Corp.*	3,949	235,084
FMC Technologies, Inc.*	4,222	220,431
Weatherford International Ltd.*	13,297	205,971
Oceaneering International, Inc.	2,348	185,210
Oil States International, Inc.*	1,493	151,868
Core Laboratories N.V.	788	150,469
Dresser-Rand Group, Inc.*	2,260	134,764
Tenaris S.A. ADR	3,026	132,206
Superior Energy Services, Inc.*	4,965	132,119
Dril-Quip, Inc.*	1,200	131,916
CARBO Ceramics, Inc.	900	104,877
Helix Energy Solutions Group, Inc.*	4,250	98,515
McDermott International, Inc.*	10,465	95,859
Hornbeck Offshore Services, Inc.*	1,740	85,660
Total Oil & Gas Equipment & Services		3,861,401
OIL & GAS DRILLING - 8.4%
Transocean Ltd.	5,594	276,455
Noble Corporation plc	6,304	236,211
Ensco plc — Class A	3,979	227,519
Helmerich & Payne, Inc.	2,254	189,516
Nabors Industries Ltd.	10,617	180,383
Diamond Offshore Drilling, Inc.	3,165	180,152
Seadrill Ltd.	4,310	177,055
Rowan Companies plc — Class A*	3,830	135,429
Atwood Oceanics, Inc.*	2,230	119,060
Patterson-UTI Energy, Inc.	4,639	117,459
Total Oil & Gas Drilling		1,839,239
OIL & GAS REFINING & MARKETING - 7.1%
Phillips 66	5,528	426,375
Marathon Petroleum Corp.	3,604	330,595
Valero Energy Corp.	6,463	325,735
HollyFrontier Corp.	3,909	194,238
Tesoro Corp.	2,972	173,862
Western Refining, Inc.	2,730	115,779
Total Oil & Gas Refining & Marketing		1,566,584

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2013
ENERGY FUND

	Shares	Value

OIL & GAS STORAGE & TRANSPORTATION - 7.0%
Kinder Morgan, Inc.	10,526	$378,937
Williams Companies, Inc.	8,206	316,505
Spectra Energy Corp.	8,684	309,324
Cheniere Energy, Inc.*	4,769	205,639
Kinder Morgan Management LLC*	2,553	193,160
Enbridge, Inc.	3,230	141,086
Total Oil & Gas Storage & Transportation		1,544,651
COAL & CONSUMABLE FUELS - 2.5%
CONSOL Energy, Inc.	4,776	181,679
Peabody Energy Corp.	7,317	142,901
Cameco Corp.	6,430	133,551
Alpha Natural Resources, Inc.*	11,195	79,932
Total Coal & Consumable Fuels		538,063
Total Common Stocks
(Cost $10,461,347)		21,937,737

	Face
	Amount
REPURCHASE AGREEMENT††,2 - 0.8%
Credit Suisse Group
issued 12/31/13 at 0.00%
due 01/02/14	$183,950	183,950
Total Repurchase Agreement
(Cost $183,950)		183,950

SECURITIES LENDING COLLATERAL††,3 - 0.6%
Repurchase Agreements
HSBC Securities, Inc.
issued 12/31/13 at 0.01%
due 01/02/14	115,696	115,696
Deutsche Bank Securities, Inc.
issued 12/31/13 at 0.02%
due 01/02/14	17,054	17,054
Total Securities Lending Collateral
(Cost $132,750)		132,750
Total Investments - 101.5%
(Cost $10,778,047)		$22,254,437
Other Assets & Liabilities, net - (1.5)%		(341,414)
Total Net Assets - 100.0%		$21,913,023

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2013 — See Note 8.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 8.

ADR — American Depository Receipt

plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

ENERGY FUND

STATEMENT OF ASSETS
AND LIABILITIES

December 31, 2013

Assets:
Investments, at value - including $129,090 of securities loaned
(cost $10,461,347)	$21,937,737
Repurchase agreements, at value
(cost $316,700)	316,700
Total investments
(cost $10,778,047)	22,254,437
Cash	21
Receivables:
Dividends	9,962
Interest and securities lending income	121
Total assets	22,264,541
Liabilities:
Payable for:
Fund shares redeemed	159,873
Upon return of securities loaned	132,750
Management fees	15,258
Transfer agent and administrative fees	4,488
Investor service fees	4,488
Portfolio accounting fees	1,795
Miscellaneous	32,866
Total liabilities	351,518
Net assets	$21,913,023
Net assets consist of:
Paid in capital	$9,787,969
Undistributed net investment income	41,547
Accumulated net realized gain on investments	607,117
Net unrealized appreciation on investments	11,476,390
Net assets	$21,913,023
Capital shares outstanding	706,964
Net asset value per share	$31.00

STATEMENT OF
OPERATIONS

Year Ended December 31, 2013

Investment Income:
Dividends (net of foreign withholding tax of $6,968)	$407,977
Income from securities lending, net	8,639
Interest	32
Total investment income	416,648

Expenses:
Management fees	194,496
Transfer agent and administrative fees	57,204
Investor service fees	57,204
Portfolio accounting fees	22,882
Professional fees	20,081
Trustees’ fees*	2,709
Custodian fees	2,571
Line of credit interest expense	143
Miscellaneous	17,361
Total expenses	374,651
Net investment income	41,997

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,028,903
Net realized gain	4,028,903
Net change in unrealized appreciation (depreciation) on:
Investments	626,981
Net change in unrealized appreciation (depreciation)	626,981
Net realized and unrealized gain	4,655,884
Net increase in net assets resulting from operations	$4,697,881

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012

Increase (decrease) in net assets from operations:
Net investment income	$41,997	$53,344
Net realized gain on investments	4,028,903	1,409,717
Net change in unrealized appreciation (depreciation) on investments	626,981	(1,060,264)
Net increase in net assets resulting from operations	4,697,881	402,797

Distributions to shareholders from:
Net investment income	(45,288)	—
Net realized gains	(322,147)	(3,408,847)
Total distributions to shareholders	(367,435)	(3,408,847)

Capital share transactions:
Proceeds from sale of shares	42,493,841	46,443,885
Distributions reinvested	367,435	3,408,847
Cost of shares redeemed	(47,175,094)	(54,035,521)
Net decrease from capital share transactions	(4,313,818)	(4,182,789)
Net increase (decrease) in net assets	16,628	(7,188,839)

Net assets:
Beginning of year	21,896,395	29,085,234
End of year	$21,913,023	$21,896,395
Undistributed net investment income at end of year	$41,547	$52,814

Capital share activity:
Shares sold	1,485,631	1,602,288
Shares issued from reinvestment of distributions	11,988	136,792
Shares redeemed	(1,648,785)	(1,875,649)
Net decrease in shares	(151,166)	(136,569)

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 49

Energy Fund

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$25.52	$29.24	$31.24	$26.37	$20.49
Income (loss) from investment operations:
Net investment income (loss)[a]	.05	.06	(.10)	(.05)	.11
Net gain (loss) on investments
(realized and unrealized)	5.94	.54	(1.72)	5.06	7.73
Total from investment operations	5.99	.60	(1.82)	5.01	7.84
Less distributions from:
Net investment income	(.06)	—	—	(.14)	—
Net realized gains	(.45)	(4.32)	(.18)	—	(1.96)
Total distributions	(.51)	(4.32)	(.18)	(.14)	(1.96)
Net asset value, end of period	$31.00	$25.52	$29.24	$31.24	$26.37

Total Return[b]	23.47%	2.40%	(5.85%)	19.05%	38.50%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,913	$21,896	$29,085	$42,413	$39,353
Ratios to average net assets:
Net investment income (loss)	0.18%	0.20%	(0.32%)	(0.20%)	0.48%
Total expenses	1.64%	1.67%	1.71%	1.65%	1.65%
Portfolio turnover rate	190%	155%	197%	224%	206%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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the RYDEX FUNDS ANNUAL REPORT | 51

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2013

ENERGY SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production (“Energy Services Companies”).

For the year ended December 31, 2013, Energy Services Fund returned 23.89%, compared with the S&P 500 Index, which gained 32.39%. The S&P 500 Energy Index returned 25.07%.

The energy equipment & services holdings in this Fund, which composed almost all the portfolio, accounted for the Fund’s return for the period. The industrial conglomerates industry detracted slightly from return.

Schlumberger N.V., Haliburton Co. and Baker Hughes, Inc. were the Fund’s best-performing holdings for the year.

The Fund’s worst-performing holdings included Diamond Offshore Drilling, Inc., McDermott International, Inc. and C&J Energy Services, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Schlumberger Ltd.	11.3%
Halliburton Co.	6.8%
National Oilwell Varco, Inc.	6.0%
Baker Hughes, Inc.	5.1%
Transocean Ltd.	4.0%
Cameron International Corp.	3.8%
FMC Technologies, Inc.	3.6%
Noble Corporation plc	3.3%
Ensco plc — Class A	3.1%
Helmerich & Payne, Inc.	3.1%
Top Ten Total	50.1%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

52 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*,†

Average Annual Returns

Periods Ended December 31, 2013*,†

	1 Year	5 Year	10 Year
Energy Services Fund	23.89%	18.23%	11.45%
S&P 500 Energy Index	25.07%	13.44%	13.44%
S&P 500 Index	32.39%	17.94%	7.41%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

the RYDEX FUNDS ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS	December 31, 2013
ENERGY SERVICES FUND

	Shares	Value

COMMON STOCKS† - 99.6%

OIL & GAS EQUIPMENT & SERVICES - 70.1%
Schlumberger Ltd.	20,186	$1,818,960
Halliburton Co.	21,586	1,095,490
National Oilwell Varco, Inc.	12,206	970,743
Baker Hughes, Inc.	14,928	824,921
Cameron International Corp.*	10,351	616,195
FMC Technologies, Inc.*	11,067	577,808
Oceaneering International, Inc.	6,148	484,954
Weatherford International Ltd.*	27,732	429,569
Oil States International, Inc.*	3,906	397,318
Dresser-Rand Group, Inc.*	5,931	353,666
Superior Energy Services, Inc.*	13,026	346,622
Dril-Quip, Inc.*	3,151	346,389
Tidewater, Inc.	4,991	295,817
CARBO Ceramics, Inc.	2,355	274,428
Bristow Group, Inc.	3,655	274,344
Core Laboratories N.V.	1,426	272,295
Helix Energy Solutions Group, Inc.*	11,141	258,248
McDermott International, Inc.*	27,456	251,497
Exterran Holdings, Inc.*	7,133	243,949
Hornbeck Offshore Services, Inc.*	4,556	224,292
SEACOR Holdings, Inc.*	2,450	223,440
Tenaris S.A. ADR	4,911	214,562
Key Energy Services, Inc.*	22,986	181,589
Geospace Technologies Corp.*	1,840	174,487
Basic Energy Services, Inc.*	8,560	135,077
Total Oil & Gas Equipment & Services		11,286,660
OIL & GAS DRILLING - 29.5%
Transocean Ltd.	13,105	647,648
Noble Corporation plc	14,082	527,653
Ensco plc — Class A	8,753	500,497
Helmerich & Payne, Inc.	5,901	496,156
Diamond Offshore Drilling, Inc.	8,296	472,208
Rowan Companies plc — Class A*	10,046	355,227
Nabors Industries Ltd.	20,583	349,705
Seadrill Ltd.	8,271	339,773
Atwood Oceanics, Inc.*	5,852	312,438
Patterson-UTI Energy, Inc.	12,156	307,790
Unit Corp.*	5,064	261,404
Hercules Offshore, Inc.*	26,704	174,377
Total Oil & Gas Drilling		4,744,876
Total Common Stocks
(Cost $7,112,432)		16,031,536

	Face
	Amount

REPURCHASE AGREEMENT††,1 - 0.7%
Credit Suisse Group
issued 12/31/13 at 0.00%
due 01/02/14	$114,566	114,566
Total Repurchase Agreement
(Cost $114,566)		114,566
Total Investments - 100.3%
(Cost $7,226,998)		$16,146,102
Other Assets & Liabilities, net - (0.3)%		(44,620)
Total Net Assets - 100.0%		$16,101,482

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5. ADR — American Deposit Receipt plc — Public Limited Company

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

Assets:
Investments, at value
(cost $7,112,432)	$16,031,536
Repurchase agreements, at value
(cost $114,566)	114,566
Total investments
(cost $7,226,998)	16,146,102
Receivables:
Fund shares sold	272,362
Dividends	7,151
Interest and securities lending income	41
Total assets	16,425,656
Liabilities:
Payable for:
Securities purchased	273,963
Management fees	10,869
Fund shares redeemed	9,626
Transfer agent and administrative fees	3,197
Investor service fees	3,197
Portfolio accounting fees	1,279
Miscellaneous	22,043
Total liabilities	324,174
Net assets	$16,101,482
Net assets consist of:
Paid in capital	$7,155,548
Accumulated net investment loss	(1,446)
Accumulated net realized gain on investments	28,276
Net unrealized appreciation on investments	8,919,104
Net assets	$16,101,482
Capital shares outstanding	730,518
Net asset value per share	$22.04

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

Investment income:
Dividends (net of foreign withholding tax of $324)	$183,707
Income from securities lending, net	3,557
Interest	27
Total investment income	187,291

Expenses:
Management fees	130,662
Transfer agent and administrative fees	38,430
Investor service fees	38,430
Portfolio accounting fees	15,372
Professional fees	13,433
Trustees’ fees*	1,829
Custodian fees	1,736
Line of credit interest expense	155
Miscellaneous	11,784
Total expenses	251,831
Net investment loss	(64,540)

Net realized and unrealized gain (Loss):
Net realized gain (loss) on:
Investments	2,331,460
Net realized gain	2,331,460
Net change in unrealized appreciation (depreciation) on:
Investments	753,906
Net change in unrealized appreciation (depreciation)	753,906
Net realized and unrealized gain	3,085,366
Net increase in net assets resulting from operations	$3,020,826

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

Energy Services Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(64,540)	$(58,244)
Net realized gain on investments	2,331,460	1,925,830
Net change in unrealized appreciation (depreciation) on investments	753,906	(1,924,271)
Net increase (decrease) in net assets resulting from operations	3,020,826	(56,685)

Distributions to shareholders from:
Net realized gains	(611,941)	(2,616,022)
Total distributions to shareholders	(611,941)	(2,616,022)

Capital share transactions:
Proceeds from sale of shares	41,715,003	49,322,795
Distributions reinvested	611,941	2,616,022
Cost of shares redeemed	(42,860,631)	(55,666,650)
Net decrease from capital share transactions	(533,687)	(3,727,833)
Net increase (decrease) in net assets	1,875,198	(6,400,540)

Net assets:
Beginning of year	14,226,284	20,626,824
End of year	$16,101,482	$14,226,284
Accumulated net investment loss at end of year	$(1,446)	$—

Capital share activity:
Shares sold	1,972,955	2,215,092
Shares issued from reinvestment of distributions	27,392	146,146
Shares redeemed	(2,038,728)	(2,520,252)
Net decrease in shares	(38,381)	(159,014)

56 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

Energy Services Fund

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$18.50	$22.23	$27.68	$21.96	$14.18
Income (loss) from investment operations:
Net investment loss[a]	(.09)	(.07)	(.20)	(.15)	(.06)
Net gain (loss) on investments (realized and unrealized)	4.52	.04	(2.18)	5.87	8.89
Total from investment operations	4.43	(.03)	(2.38)	5.72	8.83
Less distributions from:
Net realized gains	(.89)	(3.70)	(3.07)	—	(1.05)
Total distributions	(.89)	(3.70)	(3.07)	—	(1.05)
Net asset value, end of period	$22.04	$18.50	$22.23	$27.68	$21.96

Total Return[b]	23.89%	0.40%	(9.29%)	26.05%	62.42%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,101	$14,226	$20,627	$41,470	$41,500
Ratios to average net assets:
Net investment loss	(0.42%)	(0.31%)	(0.71%)	(0.66%)	(0.30%)
Total expenses	1.64%	1.67%	1.72%	1.65%	1.65%
Portfolio turnover rate	261%	240%	199%	307%	247%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 57

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2013

FINANCIAL SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the financial services sector (“Financial Services Companies”).

For the year ended December 31, 2013, Financial Services Fund returned 27.55%, while the S&P 500 Index gained 32.39% over the same period. The S&P 500 Financials Index returned 35.63%.

All groups in the sector contributed to return, led by the insurance industry, followed by the capital markets industry. The lightly weighted real estate management industry contributed least to return.

Berkshire Hathaway, Inc. Class B, JP Morgan Chase & Co. and Wells Fargo & Co. were the best-performing holdings in the Fund for the year.

The worst-performing holdings for the period were Banco Bradesco S.A., Digital Realty Trust, Inc. and American Campus Communities, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 20, 2001

Ten Largest Holdings (% of Total Net Assets)
Berkshire Hathaway, Inc. — Class B	2.9%
Wells Fargo & Co.	2.6%
JPMorgan Chase & Co.	2.5%
Bank of America Corp.	2.1%
Citigroup, Inc.	2.1%
American Express Co.	1.7%
Goldman Sachs Group, Inc.	1.5%
American International Group, Inc.	1.5%
U.S. Bancorp	1.4%
Morgan Stanley	1.3%
Top Ten Total	19.6%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

58 | THE RYDEX FUNDS ANNUAL REPORT

performance report and FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*,†

Average Annual Returns

Periods Ended December 31, 2013*,†

	1 Year	5 Year	10 Year
Financial Services Fund	27.55%	12.75%	0.83%
S&P 500 Financials Index	35.63%	13.75%	-0.26%
S&P 500 Index	32.39%	17.94%	7.41%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce its reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

the RYDEX FUNDS ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS	December 31, 2013

Financial Services Fund

	Shares	Value

COMMON STOCKS† - 99.5%

ASSET MANAGEMENT & CUSTODY BANKS - 9.2%
BlackRock, Inc.	346	$109,500
Bank of New York Mellon Corp.	2,743	95,841
Franklin Resources, Inc.	1,576	90,982
State Street Corp.	1,165	85,499
Ameriprise Financial, Inc.	621	71,446
T. Rowe Price Group, Inc.	819	68,608
Invesco Ltd.	1,659	60,388
Northern Trust Corp.	943	58,362
Affiliated Managers Group, Inc.*	230	49,882
Waddell & Reed Financial, Inc. — Class A	540	35,165
Legg Mason, Inc.	780	33,914
Eaton Vance Corp.	790	33,804
American Capital Ltd.*	2,070	32,375
Total Asset Management & Custody Banks		825,766
SPECIALIZED REITs - 8.3%
American Tower Corp.	1,060	84,610
Public Storage	506	76,163
Weyerhaeuser Co.	2,006	63,329
Ventas, Inc.	1,090	62,435
HCP, Inc.	1,694	61,526
Health Care REIT, Inc.	1,128	60,427
Host Hotels & Resorts, Inc.	2,957	57,484
Plum Creek Timber Company, Inc.	911	42,371
Rayonier, Inc.	826	34,775
Extra Space Storage, Inc.	780	32,861
Senior Housing Properties Trust	1,380	30,677
Hospitality Properties Trust	1,090	29,463
Corrections Corporation of America	914	29,312
Omega Healthcare Investors, Inc.	960	28,608
LaSalle Hotel Properties	850	26,231
CubeSmart	1,400	22,316
Total Specialized REITs		742,588
DIVERSIFIED BANKS - 8.3%
Wells Fargo & Co.	5,060	229,724
U.S. Bancorp	3,183	128,593
Itau Unibanco Holding S.A. ADR	4,813	65,312
Banco Bradesco S.A. ADR	4,638	58,114
ICICI Bank Ltd. ADR	1,541	57,279
HSBC Holdings plc ADR	983	54,193
Credicorp Ltd.	390	51,765
Toronto-Dominion Bank	540	50,890
Comerica, Inc.	930	44,212
Total Diversified Banks		740,082
REGIONAL BANKS - 7.4%
PNC Financial Services Group, Inc.	1,259	97,672
BB&T Corp.	2,066	77,103
SunTrust Banks, Inc.	1,811	66,663
Fifth Third Bancorp	3,069	64,541
M&T Bank Corp.	508	59,141
Regions Financial Corp.	5,699	56,363
KeyCorp	3,875	52,003
CIT Group, Inc.	935	48,742
Huntington Bancshares, Inc.	4,400	42,460
First Republic Bank	760	39,786
Zions Bancorporation	1,186	35,533
First Horizon National Corp.	2,150	25,048
Total Regional Banks		665,055
PROPERTY & CASUALTY INSURANCE - 7.4%
Allstate Corp.	1,657	90,373
Travelers Companies, Inc.	954	86,375
Chubb Corp.	780	75,371
ACE Ltd.	704	72,885
Progressive Corp.	2,236	60,976
XL Group plc	1,862	59,286
Assured Guaranty Ltd.	2,320	54,729
Axis Capital Holdings Ltd.	1,130	53,754
Cincinnati Financial Corp.	849	44,462
Fidelity National Financial, Inc. — Class A	1,310	42,510
MBIA, Inc.*	1,960	23,402
Total Property & Casualty Insurance		664,123
OTHER DIVERSIFIED FINANCIAL SERVICES - 6.7%
JPMorgan Chase & Co.	3,810	222,809
Bank of America Corp.	12,189	189,783
Citigroup, Inc.	3,604	187,804
Total Other Diversified Financial Services		600,396
RETAIL REITs - 5.8%
Simon Property Group, Inc.	672	102,251
General Growth Properties, Inc.	3,213	64,485
Macerich Co.	732	43,107
Kimco Realty Corp.	2,128	42,028
Realty Income Corp.	1,095	40,876
Cole Real Estate Investment, Inc.	2,790	39,172
Federal Realty Investment Trust	379	38,434
DDR Corp.	2,320	35,658
Regency Centers Corp.	680	31,484
Taubman Centers, Inc.	480	30,682
National Retail Properties, Inc.	950	28,814
CBL & Associates Properties, Inc.	1,460	26,222
Total Retail REITs		523,213

60 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2013

Financial Services Fund

	Shares	Value

LIFE & HEALTH INSURANCE - 5.6%
MetLife, Inc.	2,182	$117,652
Prudential Financial, Inc.	1,064	98,122
Aflac, Inc.	1,262	84,302
Principal Financial Group, Inc.	1,169	57,643
Lincoln National Corp.	1,069	55,182
Unum Group	1,295	45,429
Torchmark Corp.	510	39,857
Total Life & Health Insurance		498,187
INVESTMENT BANKING & BROKERAGE - 5.3%
Goldman Sachs Group, Inc.	759	134,540
Morgan Stanley	3,775	118,384
Charles Schwab Corp.	3,299	85,774
TD Ameritrade Holding Corp.	1,993	61,066
Raymond James Financial, Inc.	780	40,708
E*TRADE Financial Corp.*	1,810	35,548
Total Investment Banking & Brokerage		476,020
CONSUMER FINANCE - 4.3%
American Express Co.	1,646	149,341
Capital One Financial Corp.	1,324	101,432
Discover Financial Services	1,406	78,666
SLM Corp.	1,942	51,036
Total Consumer Finance		380,475
RESIDENTIAL REITs - 3.9%
Equity Residential	1,255	65,096
AvalonBay Communities, Inc.	498	58,879
UDR, Inc.	1,580	36,893
Essex Property Trust, Inc.	236	33,868
Camden Property Trust	585	33,275
Mid-America Apartment Communities, Inc.	540	32,800
BRE Properties, Inc.	570	31,185
Apartment Investment &
Management Co. — Class A	1,130	29,278
American Campus Communities, Inc.	847	27,282
Total Residential REITs		348,556
SPECIALIZED FINANCE - 3.6%
IntercontinentalExchange Group, Inc.	336	75,573
CME Group, Inc.	930	72,968
McGraw Hill Financial, Inc.	900	70,380
Moody’s Corp.	795	62,384
NASDAQ OMX Group, Inc.	970	38,606
Total Specialized Finance		319,911
MULTI-SECTOR HOLDINGS - 3.4%
Berkshire Hathaway, Inc. — Class B*	2,171	257,394
Leucadia National Corp.	1,716	48,631
Total Multi-Sector Holdings		306,025
OFFICE REITs - 3.2%
Boston Properties, Inc.	572	57,411
SL Green Realty Corp.	482	44,527
Digital Realty Trust, Inc.	789	38,756
Alexandria Real Estate Equities, Inc.	500	31,810
Kilroy Realty Corp.	600	30,108
BioMed Realty Trust, Inc.	1,540	27,905
Douglas Emmett, Inc.	1,160	27,016
Highwoods Properties, Inc.	740	26,766
Total Office REITs		284,299
THRIFTS & MORTGAGE FINANCE - 2.5%
New York Community Bancorp, Inc.	2,465	41,535
Ocwen Financial Corp.*	740	41,033
Hudson City Bancorp, Inc.	3,620	34,137
People’s United Financial, Inc.	2,212	33,445
Nationstar Mortgage Holdings, Inc.*	710	26,242
MGIC Investment Corp.*	3,010	25,404
Radian Group, Inc.	1,700	24,004
Total Thrifts & Mortgage Finance		225,800
REINSURANCE - 2.5%
PartnerRe Ltd.	530	55,879
Everest Re Group Ltd.	358	55,801
RenaissanceRe Holdings Ltd.	560	54,510
Validus Holdings Ltd.	1,320	53,183
Total Reinsurance		219,373
MULTI-LINE INSURANCE - 2.2%
Loews Corp.	1,349	65,075
Hartford Financial Services Group, Inc.	1,660	60,142
Genworth Financial, Inc. — Class A*	2,671	41,481
Assurant, Inc.	500	33,185
Total Multi-Line Insurance		199,883
INSURANCE BROKERS - 2.1%
Marsh & McLennan Companies, Inc.	1,602	77,473
Aon plc	874	73,320
Arthur J Gallagher & Co.	800	37,544
Total Insurance Brokers		188,337
DIVERSIFIED REITs - 2.0%
Vornado Realty Trust	685	60,820
Duke Realty Corp.	2,213	33,284
Liberty Property Trust	972	32,922
Spirit Realty Capital, Inc.	2,910	28,605
American Realty Capital Properties, Inc.	1,830	23,534
Total Diversified REITs		179,165
MORTGAGE REITs - 1.7%
Annaly Capital Management, Inc.	4,602	45,882
American Capital Agency Corp.	2,118	40,856
Starwood Property Trust, Inc.	1,250	34,625
Two Harbors Investment Corp.	2,850	26,448
Total Mortgage REITs		147,811

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2013

FINANCIAL SERVICES FUND

	Shares	Value

MULTI-LINE INSURANCE - 1.5%
American International Group, Inc.	2,550	$130,178
REAL ESTATE SERVICES - 1.3%
CBRE Group, Inc. — Class A*	1,690	44,447
Realogy Holdings Corp.*	820	40,565
Jones Lang LaSalle, Inc.	310	31,741
Total Real Estate Services		116,753
INDUSTRIAL REITs - 0.7%
Prologis, Inc.	1,741	64,330
DIVERSIFIED CAPITAL MARKETS - 0.6%
Deutsche Bank AG	1,085	52,340
Total Common Stocks
(Cost $5,684,493)		8,898,666

	Face
	Amount

REPURCHASE AGREEMENT††,1 - 0.2%
Credit Suisse Group
issued 12/31/13 at 0.00%
due 01/02/14	$21,816	21,816
Total Repurchase Agreement
(Cost $21,816)		21,816
Total Investments - 99.7%
(Cost $5,706,309)		$8,920,482
Other Assets & Liabilities, net - 0.3%		22,250
Total Net Assets - 100.0%		$8,942,732

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.

ADR — American Depository Receipt

plc — Public Limited Company

REIT — Real Estate Investment Trust

62 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

Financial Services Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

Assets:
Investments, at value
(cost $5,684,493)	$8,898,666
Repurchase agreements, at value
(cost $21,816)	21,816
Total investments
(cost $5,706,309)	8,920,482
Receivables:
Fund shares sold	351,145
Dividends	21,938
Total assets	9,293,565

Liabilities:
Payable for:
Securities purchased	322,352
Management fees	6,508
Transfer agent and administrative fees	1,914
Investor service fees	1,914
Fund shares redeemed	971
Portfolio accounting fees	766
Miscellaneous	16,408
Total liabilities	350,833
Net assets	$8,942,732
Net assets consist of:
Paid in capital	$12,891,774
Undistributed net investment income	50,044
Accumulated net realized loss on investments	(7,213,259)
Net unrealized appreciation on investments	3,214,173
Net assets	$8,942,732
Capital shares outstanding	446,054
Net asset value per share	$20.05

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

Investment Income:
Dividends (net of foreign withholding tax of $1,504)	$252,215
Interest	17
Income from securities lending, net	3
Total investment income	252,235

Expenses:
Management fees	97,903
Transfer agent and administrative fees	28,795
Investor service fees	28,795
Portfolio accounting fees	11,518
Professional fees	10,990
Custodian fees	1,291
Trustees’ fees*	1,109
Line of credit interest expense	122
Miscellaneous	8,473
Total expenses	188,996
Net investment income	63,239

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,299,810
Net realized gain	1,299,810
Net change in unrealized appreciation (depreciation) on:
Investments	1,109,648
Net change in unrealized appreciation (depreciation)	1,109,648
Net realized and unrealized gain	2,409,458
Net increase in net assets resulting from operations	$2,472,697

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 63

Financial Services Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment income	$63,239	$57,590
Net realized gain on investments	1,299,810	49,830
Net change in unrealized appreciation (depreciation) on investments	1,109,648	1,086,902
Net increase in net assets resulting from operations	2,472,697	1,194,322

Distributions to shareholders from:
Net investment income	(56,822)	(18,017)
Total distributions to shareholders	(56,822)	(18,017)

Capital share transactions:
Proceeds from sale of shares	43,353,290	33,037,250
Distributions reinvested	56,822	18,017
Cost of shares redeemed	(47,326,580)	(29,256,993)
Net increase (decrease) from capital share transactions	(3,916,468)	3,798,274
Net increase (decrease) in net assets	(1,500,593)	4,974,579

Net assets:
Beginning of year	10,443,325	5,468,746
End of year	$8,942,732	$10,443,325
Undistributed net investment income at end of year	$50,044	$57,507

Capital share activity:
Shares sold	2,401,275	2,237,668
Shares issued from reinvestment of distributions	2,920	1,200
Shares redeemed	(2,618,690)	(2,001,910)
Net increase (decrease) in shares	(214,495)	236,958

64 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$15.81	$12.91	$15.19	$13.44	$11.41
Income (loss) from investment operations:
Net investment income[a]	.10	.12	.04	.01	.06
Net gain (loss) on investments (realized and unrealized)	4.25	2.81	(2.31)	1.91	2.19
Total from investment operations	4.35	2.93	(2.27)	1.92	2.25
Less distributions from:
Net investment income	(.11)	(.03)	(.01)	(.17)	(.22)
Total distributions	(.11)	(.03)	(.01)	(.17)	(.22)
Net asset value, end of period	$20.05	$15.81	$12.91	$15.19	$13.44

Total Return[b]	27.55%	22.68%	(14.92%)	14.36%	19.68%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,943	$10,443	$5,469	$7,896	$17,163
Ratios to average net assets:
Net investment income	0.55%	0.79%	0.26%	0.09%	0.54%
Total expenses	1.64%	1.67%	1.71%	1.64%	1.64%
Portfolio turnover rate	409%	396%	528%	617%	357%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 65

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2013

HEALTH CARE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the health care industry (“Health Care Companies”).

For the year ended December 31, 2013, Health Care Fund rose 41.81%, compared with a 32.39% gain for the S&P 500 Index. The S&P 500 Health Care Index returned 41.46%.

The biggest positive contributors to Fund performance were the pharmaceuticals industry and the biotechnology industry. No sector detracted from return, but lightly weighted health care technology contributed least.

The year’s top-performing holdings were Gilead Sciences, Inc., Celgene Corp. and Johnson & Johnson.

The worst-performing holdings in the Fund included ARIAD Pharmaceuticals, Inc., Edwards Lifesciences Corp. and Intuitive Surgical, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: June 19, 2001

Ten Largest Holdings (% of Total Net Assets)
Johnson & Johnson	3.7%
Pfizer, Inc.	3.2%
Merck & Company, Inc.	2.8%
Gilead Sciences, Inc.	2.4%
Amgen, Inc.	2.1%
AbbVie, Inc.	2.1%
Bristol-Myers Squibb Co.	2.1%
UnitedHealth Group, Inc.	2.0%
Celgene Corp.	1.9%
Biogen Idec, Inc.	1.8%
Top Ten Total	24.1%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

66 | THE RYDEX FUNDS ANNUAL REPORT

performance report and FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*,†

Average Annual Returns

Periods Ended December 31, 2013*,†

	1 Year	5 Year	10 Year
Health Care Fund	41.81%	18.28%	8.58%
S&P 500 Health Care Index	41.46%	18.29%	8.35%
S&P 500 Index	32.39%	17.94%	7.41%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Health Care Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 67

SCHEDULE OF INVESTMENTS	December 31, 2013

HEALTH CARE FUND

	Shares	Value

COMMON STOCKS† - 100.1%

PHARMACEUTICALS - 31.4%
Johnson & Johnson	12,080	$1,106,406
Pfizer, Inc.	31,821	974,676
Merck & Company, Inc.	16,804	841,040
AbbVie, Inc.	11,978	632,558
Bristol-Myers Squibb Co.	11,747	624,353
Eli Lilly & Co.	10,213	520,863
Valeant Pharmaceuticals International, Inc.*	3,674	431,328
Allergan, Inc.	3,629	403,109
Perrigo Company plc	2,497	383,171
Actavis plc*	2,089	350,952
Teva Pharmaceutical Industries Ltd. ADR	7,982	319,919
Mylan, Inc.*	6,468	280,711
Forest Laboratories, Inc.*	4,657	279,560
Zoetis, Inc.	8,530	278,846
Jazz Pharmaceuticals plc*	1,850	234,136
GlaxoSmithKline plc ADR	4,305	229,844
Novartis AG ADR	2,742	220,402
AstraZeneca plc ADR	3,559	211,298
Shire plc ADR	1,430	202,045
Endo Health Solutions, Inc.*	2,675	180,456
Hospira, Inc.*	4,296	177,339
Salix Pharmaceuticals Ltd.*	1,770	159,194
Questcor Pharmaceuticals, Inc.[1]	2,200	119,790
ViroPharma, Inc.*	2,380	118,643
Medicines Co.*	2,840	109,681
Santarus, Inc.*	3,140	100,354
Total Pharmaceuticals		9,490,674
BIOTECHNOLOGY - 20.3%
Gilead Sciences, Inc.*	9,754	733,014
Amgen, Inc.	5,634	643,177
Celgene Corp.*	3,448	582,574
Biogen Idec, Inc.*	1,911	534,602
Regeneron Pharmaceuticals, Inc.*	1,349	371,299
Alexion Pharmaceuticals, Inc.*	2,513	334,380
Vertex Pharmaceuticals, Inc.*	3,821	283,900
BioMarin Pharmaceutical, Inc.*	3,140	220,648
Alkermes plc*	4,920	200,047
Incyte Corporation Ltd.*	3,910	197,963
Pharmacyclics, Inc.*	1,830	193,577
United Therapeutics Corp.*	1,590	179,797
Seattle Genetics, Inc.*	3,930	156,768
Cubist Pharmaceuticals, Inc.*	2,162	148,897
Isis Pharmaceuticals, Inc.*	3,670	146,213
Medivation, Inc.*	2,255	143,914
Theravance, Inc.*	3,840	136,896
Alnylam Pharmaceuticals, Inc.*	2,030	130,590
Opko Health, Inc.*,1	14,740	124,406
NPS Pharmaceuticals, Inc.*	4,020	122,047
ACADIA Pharmaceuticals, Inc.*	4,240	105,958
Aegerion Pharmaceuticals, Inc.*	1,420	100,763
Celldex Therapeutics, Inc.*	4,140	100,229
Myriad Genetics, Inc.*,1	3,770	79,095
Ariad Pharmaceuticals, Inc.*,1	11,321	77,209
Sarepta Therapeutics, Inc.*,1	3,200	65,184
Total Biotechnology		6,113,147
HEALTH CARE EQUIPMENT - 17.0%
Abbott Laboratories	13,581	520,561
Medtronic, Inc.	8,977	515,190
Baxter International, Inc.	6,162	428,567
Stryker Corp.	4,852	364,579
Covidien plc	4,671	318,095
Becton Dickinson and Co.	2,878	317,990
St. Jude Medical, Inc.	4,660	288,687
Boston Scientific Corp.*	23,660	284,393
Zimmer Holdings, Inc.	2,922	272,301
Intuitive Surgical, Inc.*	629	241,586
CR Bard, Inc.	1,609	215,509
CareFusion Corp.*	4,970	197,905
Varian Medical Systems, Inc.*	2,420	188,010
Edwards Lifesciences Corp.*	2,801	184,194
Mindray Medical International Ltd. ADR	5,050	183,618
ResMed, Inc.[1]	3,878	182,576
Hologic, Inc.*	7,570	169,190
IDEXX Laboratories, Inc.*	1,456	154,875
Thoratec Corp.*	2,610	95,526
Total Health Care Equipment		5,123,352
MANAGED HEALTH CARE - 7.6%
UnitedHealth Group, Inc.	8,042	605,562
WellPoint, Inc.	3,946	364,571
Aetna, Inc.	5,040	345,694
Cigna Corp.	3,891	340,385
Humana, Inc.	2,579	266,204
Centene Corp.*	2,060	121,437
WellCare Health Plans, Inc.*	1,700	119,714
Health Net, Inc.*	3,700	109,779
Total Managed Health Care		2,273,346
LIFE SCIENCES TOOLS & SERVICES - 6.6%
Thermo Fisher Scientific, Inc.	3,874	431,371
Agilent Technologies, Inc.	5,110	292,241
Illumina, Inc.*	2,257	249,669
Life Technologies Corp.*	3,280	248,624
Waters Corp.*	1,896	189,600
Mettler-Toledo International, Inc.*	670	162,535
Covance, Inc.*	1,690	148,821
PerkinElmer, Inc.	3,560	146,779
PAREXEL International Corp.*	2,400	108,432
Total Life Sciences Tools & Services		1,978,072
HEALTH CARE SERVICES - 5.7%
Express Scripts Holding Co.*	7,479	525,324
DaVita HealthCare Partners, Inc.*	3,992	252,973
Catamaran Corp.*	4,510	214,135
Quest Diagnostics, Inc.	3,592	192,316
Laboratory Corporation of America Holdings*	2,041	186,486
Omnicare, Inc.	2,863	172,811
MEDNAX, Inc.*	3,050	162,809
Total Health Care Services		1,706,854

68 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2013

HEALTH CARE FUND

	Shares	Value

HEALTH CARE DISTRIBUTORS - 4.5%
McKesson Corp.	2,456	$396,399
Cardinal Health, Inc.	4,874	325,632
AmerisourceBergen Corp.	3,913	275,123
Henry Schein, Inc.*	1,809	206,696
Patterson Companies, Inc.	3,500	144,200
Total Health Care Distributors		1,348,050
HEALTH CARE FACILITIES - 3.9%
HCA Holdings, Inc.*	6,823	325,526
Universal Health Services, Inc. — Class B	2,336	189,823
Tenet Healthcare Corp.*	3,410	143,629
Community Health Systems, Inc.*	3,570	140,194
Health Management Associates, Inc. — Class A*	9,900	129,690
Brookdale Senior Living, Inc.*	4,620	125,572
VCA Antech, Inc.*	3,670	115,091
Total Health Care Facilities		1,169,525
HEALTH CARE SUPPLIES - 1.6%
DENTSPLY International, Inc.	3,712	179,957
Cooper Companies, Inc.	1,390	172,138
Align Technology, Inc.*	2,390	136,589
Total Health Care Supplies		488,684
HEALTH CARE TECHNOLOGY - 1.5%
Cerner Corp.*	5,392	300,550
athenahealth, Inc.*	1,180	158,710
Total Health Care Technology		459,260
Total Common Stocks
(Cost $18,402,457)		30,150,964

	Face
	Amount

REPURCHASE AGREEMENT††,2 - 0.6%
Credit Suisse Group
issued 12/31/13 at 0.00%
due 01/02/14	$181,059	181,059
Total Repurchase Agreement
(Cost $181,059)		181,059

SECURITIES LENDING COLLATERAL††,3 - 1.4%
Repurchase Agreements
HSBC Securities, Inc.
issued 12/31/13 at 0.01%
due 01/02/14	356,611	356,611
Deutsche Bank Securities, Inc.
issued 12/31/13 at 0.02%
due 01/02/14	52,564	52,564
Total Securities Lending Collateral
(Cost $409,175)		409,175
Total Investments - 102.1%
(Cost $18,992,691)		$30,741,198
Other Assets & Liabilities, net - (2.1)%		(636,615)
Total Net Assets - 100.0%		$30,104,583

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2013 — See Note 8.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 8. ADR — American Deposit Receipt plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 69

Health care Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

Assets:
Investments, at value - including $394,414 of securities loaned
(cost $18,402,457)	$30,150,964
Repurchase agreements, at value
(cost $590,234)	590,234
Total investments
(cost $18,992,691)	30,741,198
Receivables:
Dividends	26,329
Fund shares sold	4,700
Interest and securities lending income	502
Total assets	30,772,729
Liabilities:
Payable for:
Upon return of securities loaned	409,175
Fund shares redeemed	193,167
Management fees	18,976
Transfer agent and administrative fees	5,581
Investor service fees	5,581
Portfolio accounting fees	2,233
Miscellaneous	33,433
Total liabilities	668,146
Net assets	$30,104,583
Net assets consist of:
Paid in capital	$22,184,561
Undistributed net investment income	—
Accumulated net realized loss on investments	(3,828,485)
Net unrealized appreciation on investments	11,748,507
Net assets	$30,104,583
Capital shares outstanding	615,560
Net asset value per share	$48.91

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

Investment Income:
Dividends (net of foreign withholding tax of $866)	$300,608
Income from securities lending, net	7,177
Interest	29
Total investment income	307,814

Expenses:
Management fees	201,472
Transfer agent and administrative fees	59,257
Investor service fees	59,257
Portfolio accounting fees	23,703
Professional fees	21,350
Custodian fees	2,648
Trustees’ fees*	2,227
Line of credit interest expense	111
Miscellaneous	17,297
Total expenses	387,322
Net investment loss	(79,508)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,969,994
Net realized gain	2,969,994
Net change in unrealized appreciation (depreciation) on:
Investments	5,019,875
Net change in unrealized appreciation (depreciation)	5,019,875
Net realized and unrealized gain	7,989,869
Net increase in net assets resulting from operations	$7,910,361

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

70 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HEALTH CARE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment income (loss)	$(79,508)	$43,524
Net realized gain on investments	2,969,994	619,678
Net change in unrealized appreciation (depreciation) on investments	5,019,875	1,963,621
Net increase in net assets resulting from operations	7,910,361	2,626,823

Distributions to shareholders from:
Net investment income	(44,395)	—
Total distributions to shareholders	(44,395)	—

Capital share transactions:
Proceeds from sale of shares	62,242,398	64,648,767
Distributions reinvested	44,395	—
Cost of shares redeemed	(57,984,354)	(65,240,826)
Net increase (decrease) from capital share transactions	4,302,439	(592,059)
Net increase in net assets	12,168,405	2,034,764

Net assets:
Beginning of year	17,936,178	15,901,414
End of year	$30,104,583	$17,936,178
Undistributed net investment income at end of year	$—	$43,605

Capital share activity:
Shares sold	1,485,781	1,948,024
Shares issued from reinvestment of distributions	940	—
Shares redeemed	(1,390,442)	(1,968,045)
Net increase (decrease) in shares	96,279	(20,021)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 71

HEALTH CARE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$34.54	$29.49	$28.16	$26.45	$21.22
Income (loss) from investment operations:
Net investment income (loss)[a]	(.14)	.08	(.11)	(.04)	.04
Net gain on investments (realized and unrealized)	14.59	4.97	1.44	1.83	5.19
Total from investment operations	14.45	5.05	1.33	1.79	5.23
Less distributions from:
Net investment income	(.08)	—	—	(.08)	—
Total distributions	(.08)	—	—	(.08)	—
Net asset value, end of period	$48.91	$34.54	$29.49	$28.16	$26.45

Total Return[b]	41.81%	17.16%	4.69%	6.77%	24.65%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30,105	$17,936	$15,901	$11,328	$26,896
Ratios to average net assets:
Net investment income (loss)	(0.34%)	0.24%	(0.37%)	(0.15%)	0.17%
Total expenses	1.63%	1.67%	1.70%	1.64%	1.67%
Portfolio turnover rate	277%	350%	358%	455%	301%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

72 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE RYDEX FUNDS ANNUAL REPORT | 73

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2013

INTERNET FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that provide products or services designed for or related to the Internet (“Internet Companies”).

For the year ended December 31, 2013, Internet Fund returned 51.23%, compared with a gain of 32.39% for the S&P 500 Index. The S&P 500 Information Technology Index returned 28.43%.

Within the sector, internet software and services industry contributed most to Fund performance, followed by the internet & catalog retail segment. The semiconductors & semiconductor equipment industry was the only detractor from return.

Google, Inc. Class A, Facebook, Inc. Class A and Netflix, Inc. added the most to Fund performance for the year.

Rackspace Hosting, Inc., BlackBerry Ltd. and Liquidity Services, Inc. detracted most from Fund performance for the year.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 24, 2001

Ten Largest Holdings (% of Total Net Assets)
Google, Inc. — Class A	7.6%
Amazon.com, Inc.	5.3%
Facebook, Inc. — Class A	4.5%
QUALCOMM, Inc.	4.5%
Cisco Systems, Inc.	4.4%
eBay, Inc.	3.4%
Time Warner, Inc.	3.2%
Priceline.com, Inc.	3.0%
Twitter, Inc.	2.6%
Yahoo!, Inc.	2.5%
Top Ten Total	41.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

74 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*,†

Average Annual Returns

Periods Ended December 31, 2013*,†

	1 Year	5 Year	10 Year
Internet Fund	51.23%	26.06%	9.28%
S&P 500 Information Technology Index	28.43%	21.90%	7.17%
S&P 500 Index	32.39%	17.94%	7.41%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 75

SCHEDULE OF INVESTMENTS	December 31, 2013
INTERNET FUND

	Shares	Value

COMMON STOCKS† - 99.0%

INTERNET SOFTWARE & SERVICES - 54.8%
Google, Inc. — Class A*	1,058	$1,185,710
Facebook, Inc. — Class A*	12,877	703,856
eBay, Inc.*	9,538	523,541
Twitter, Inc.*,1	6,380	406,087
Yahoo!, Inc.*	9,741	393,926
Baidu, Inc. ADR*	1,968	350,068
LinkedIn Corp. — Class A*	1,479	320,692
SINA Corp.*	2,504	210,962
Qihoo 360 Technology Company Ltd. ADR*	2,289	187,812
Equinix, Inc.*	1,048	185,968
Akamai Technologies, Inc.*	3,791	178,859
VeriSign, Inc.*	2,966	177,307
Yandex N.V. — Class A*	4,106	177,174
Youku Tudou, Inc. ADR*	5,842	177,013
MercadoLibre, Inc.	1,547	166,751
Sohu.com, Inc.*	2,183	159,206
SouFun Holdings Ltd. ADR	1,920	158,227
YY, Inc. ADR*	3,080	154,862
NetEase, Inc. ADR	1,968	154,685
Bitauto Holdings Ltd. ADR*	4,560	145,738
Rackspace Hosting, Inc.*	3,697	144,664
CoStar Group, Inc.*	780	143,972
IAC/InterActiveCorp	2,033	139,647
Yelp, Inc. — Class A*	1,967	135,625
Pandora Media, Inc.*	5,040	134,064
VistaPrint N.V.*	2,350	133,598
AOL, Inc.*	2,585	120,513
Zillow, Inc. — Class A*	1,324	108,211
Shutterstock, Inc.*	1,210	101,192
Cornerstone OnDemand, Inc.*	1,883	100,439
j2 Global, Inc.	1,889	94,469
Dealertrack Technologies, Inc.*	1,940	93,275
Demandware, Inc.*	1,410	90,409
Gogo, Inc.*	3,620	89,812
Rocket Fuel, Inc.*,1	1,420	87,316
OpenTable, Inc.*	1,049	83,259
Bankrate, Inc.*	4,580	82,165
Web.com Group, Inc.*	2,540	80,747
WebMD Health Corp. — Class A*	1,981	78,250
Trulia, Inc.*	2,140	75,478
ValueClick, Inc.*	3,202	74,831
Blucora, Inc.*	2,300	67,068
Angie’s List, Inc.*	3,764	57,025
Monster Worldwide, Inc.*	7,422	52,919
Liquidity Services, Inc.*,1	2,291	51,914
Total Internet Software & Services		8,539,306
INTERNET RETAIL - 18.8%
Amazon.com, Inc.*	2,059	821,108
Priceline.com, Inc.*	399	463,798
Netflix, Inc.*	770	283,491
TripAdvisor, Inc.*	2,545	210,802
Ctrip.com International Ltd. ADR*	3,852	191,136
Expedia, Inc.	2,598	180,977
Groupon, Inc. — Class A*	13,905	163,662
Vipshop Holdings Ltd. ADR*	1,858	155,477
Liberty Ventures*	1,080	132,397
E-Commerce China Dangdang, Inc. —
Class A ADR*,1	13,810	131,886
HomeAway, Inc.*	2,885	117,939
Shutterfly, Inc.*	1,703	86,734
Total Internet Retail		2,939,407
COMMUNICATIONS EQUIPMENT - 13.2%
QUALCOMM, Inc.	9,411	698,767
Cisco Systems, Inc.	30,694	689,080
Juniper Networks, Inc.*	9,405	212,271
BlackBerry Ltd.*	27,045	201,485
F5 Networks, Inc.*	1,852	168,273
Ciena Corp.*	4,128	98,783
Total Communications Equipment		2,068,659
SYSTEMS SOFTWARE - 4.0%
Symantec Corp.	10,518	248,014
Red Hat, Inc.*	3,748	210,038
Check Point Software Technologies Ltd.*	2,529	163,171
Total Systems Software		621,223
MOVIES & ENTERTAINMENT - 3.2%
Time Warner, Inc.	7,072	493,060
APPLICATION SOFTWARE - 2.5%
Intuit, Inc.	3,740	285,437
TIBCO Software, Inc.*	4,961	111,523
Total Application Software		396,960
SEMICONDUCTORS - 1.6%
Broadcom Corp. — Class A	8,553	253,596
INVESTMENT BANKING & BROKERAGE - 0.9%
E*TRADE Financial Corp.*	7,409	145,513
Total Common Stocks
(Cost $10,207,873)		15,457,724

76 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2013
INTERNET FUND

	Face
	Amount	Value

REPURCHASE AGREEMENT††,2 - 0.2%
Credit Suisse Group
issued 12/31/13 at 0.00%
due 01/02/14	$28,167	$28,167
Total Repurchase Agreement
(Cost $28,167)		28,167

SECURITIES LENDING COLLATERAL††,3 - 2.9%
Repurchase Agreements
HSBC Securities, Inc.
issued 12/31/13 at 0.01%
due 01/02/14	394,217	394,217
Deutsche Bank Securities, Inc.
issued 12/31/13 at 0.02%
due 01/02/14	58,108	58,108
Total Securities Lending Collateral
(Cost $452,325)		452,325
Total Investments - 102.1%
(Cost $10,688,365)		$15,938,216
Other Assets & Liabilities, net - (2.1)%		(321,348)
Total Net Assets - 100.0%		$15,616,868

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2013 — See Note 8.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 8.

ADR — American Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 77

INTERNET FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2013

Assets:
Investments, at value - including $456,431 of securities loaned
(cost $10,207,873)	$15,457,724
Repurchase agreements, at value
(cost $480,492)	480,492
Total investments
(cost $10,688,365)	15,938,216
Receivables:
Securities sold	431,732
Fund shares sold	88,525
Interest and securities lending income	615
Dividends	215
Total assets	16,459,303
Liabilities:
Payable for:
Upon return of securities loaned	452,325
Securities purchased	354,184
Management fees	10,192
Fund shares redeemed	6,981
Transfer agent and administrative fees	2,998
Investor service fees	2,998
Portfolio accounting fees	1,199
Miscellaneous	11,558
Total liabilities	842,435
Net assets	$15,616,868
Net assets consist of:
Paid in capital	$10,592,632
Undistributed net investment income	6,482
Accumulated net realized loss on investments	(232,097)
Net unrealized appreciation on investments	5,249,851
Net assets	$15,616,868
Capital shares outstanding	726,514
Net asset value per share	$21.50

STATEMENT OF OPERATIONS
Year Ended December 31, 2013

Investment Income:
Dividends (net of foreign withholding tax of $216)	$44,580
Income from securities lending, net	3,169
Interest	14
Total investment income	47,763

Expenses:
Management fees	71,860
Transfer agent and administrative fees	21,135
Investor service fees	21,135
Portfolio accounting fees	8,454
Professional fees	7,592
Custodian fees	969
Trustees’ fees*	676
Line of credit interest expense	35
Miscellaneous	6,030
Total expenses	137,886
Net investment loss	(90,123)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	668,206
Net realized gain	668,206
Net change in unrealized appreciation (depreciation) on:
Investments	2,810,267
Net change in unrealized appreciation (depreciation)	2,810,267
Net realized and unrealized gain	3,478,473
Net increase in net assets resulting from operations	$3,388,350

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

78 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INTERNET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(90,123)	$(66,649)
Net realized gain on investments	668,206	542,750
Net change in unrealized appreciation (depreciation) on investments	2,810,267	252,580
Net increase in net assets resulting from operations	3,388,350	728,681

Distributions to shareholders from:
Net realized gains	(272,581)	(1,259,155)
Total distributions to shareholders	(272,581)	(1,259,155)

Capital share transactions:
Proceeds from sale of shares	31,399,391	15,977,247
Distributions reinvested	272,581	1,259,155
Cost of shares redeemed	(25,440,930)	(15,434,323)
Net increase from capital share transactions	6,231,042	1,802,079
Net increase in net assets	9,346,811	1,271,605

Net assets:
Beginning of year	6,270,057	4,998,452
End of year	$15,616,868	$6,270,057
Undistributed net investment income at end of year	$6,482	$—

Capital share activity:
Shares sold	1,712,921	863,197
Shares issued from reinvestment of distributions	13,704	93,340
Shares redeemed	(1,432,774)	(811,702)
Net increase in shares	293,851	144,835

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 79

INTERNET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$14.49	$17.37	$19.71	$16.32	$9.84
Income (loss) from investment operations:
Net investment loss[a]	(.19)	(.22)	(.27)	(.19)	(.19)
Net gain (loss) on investments (realized and unrealized)	7.59	3.14	(2.07)	3.58	6.67
Total from investment operations	7.40	2.92	(2.34)	3.39	6.48
Less distributions from:
Net realized gains	(.39)	(5.80)	—	—	—
Total distributions	(.39)	(5.80)	—	—	—
Net asset value, end of period	$21.50	$14.49	$17.37	$19.71	$16.32

Total Return[b]	51.23%	19.33%	(11.92%)	20.77%	65.85%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,617	$6,270	$4,998	$16,786	$30,360
Ratios to average net assets:
Net investment loss	(1.07%)	(1.18%)	(1.38%)	(1.15%)	(1.36%)
Total expenses	1.63%	1.67%	1.71%	1.66%	1.64%
Portfolio turnover rate	311%	274%	321%	401%	274%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

80 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE RYDEX FUNDS ANNUAL REPORT | 81

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2013

LEISURE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in leisure and entertainment businesses (“Leisure Companies”).

For the year ended December 31, 2013, Leisure Fund rose 42.41%, compared with a gain of 32.39% for the S&P 500 Index. The S&P 500 Consumer Discretionary Index returned 43.08%.

Within the sector, the media industry and the hotels, restaurants & leisure industry contributed most of the Fund’s return for the year. No industry detracted, but the REITs industry and the diversified financial services industry contributed least.

Holdings that contributed the most to the Fund’s return were Walt Disney Co., Las Vegas Sands Corp. and Comcast Corp. Class A.

Ambev S.A., Life Time Fitness, Inc. and SeaWorld Entertainment, Inc. were the holdings contributing the least to return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 22, 2001

Ten Largest Holdings (% of Total Net Assets)
Philip Morris International, Inc.	3.8%
Walt Disney Co.	3.7%
Comcast Corp. — Class A	3.7%
McDonald’s Corp.	3.1%
Twenty-First Century Fox,
Inc. — Class A	2.8%
Altria Group, Inc.	2.7%
Las Vegas Sands Corp.	2.6%
Time Warner, Inc.	2.5%
Starbucks Corp.	2.4%
CBS Corp. — Class B	2.0%
Top Ten Total	29.3%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

82 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*,†

Average Annual Returns

Periods Ended December 31, 2013*,†

	1 Year	5 Year	10 Year
Leisure Fund	42.41%	25.83%	8.58%
S&P 500 Consumer Discretionary Index	43.08%	27.69%	9.44%
S&P 500 Index	32.39%	17.94%	7.41%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 83

SCHEDULE OF INVESTMENTS	December 31, 2013
LEISURE FUND

	Shares	Value

COMMON STOCKS† - 99.3%

RESTAURANTS - 16.2%
McDonald’s Corp.	3,797	$368,422
Starbucks Corp.	3,650	286,123
Yum! Brands, Inc.	2,932	221,688
Chipotle Mexican Grill, Inc. — Class A*	283	150,777
Darden Restaurants, Inc.	1,956	106,348
Panera Bread Co. — Class A*	484	85,518
Dunkin’ Brands Group, Inc.	1,770	85,314
Domino’s Pizza, Inc.	1,060	73,829
Wendy’s Co.	8,080	70,458
Brinker International, Inc.	1,442	66,822
Bloomin’ Brands, Inc.*	2,740	65,787
Buffalo Wild Wings, Inc.*	420	61,824
Cracker Barrel Old Country Store, Inc.	540	59,438
Cheesecake Factory, Inc.	1,230	59,372
Jack in the Box, Inc.*	1,080	54,022
Texas Roadhouse, Inc. — Class A	1,910	53,098
Krispy Kreme Doughnuts, Inc.*	2,180	42,052
Total Restaurants		1,910,892
MOVIES & ENTERTAINMENT - 15.2%
Walt Disney Co.	5,713	436,472
Twenty-First Century Fox, Inc. — Class A	9,610	338,080
Time Warner, Inc.	4,282	298,541
Viacom, Inc. — Class B	2,669	233,110
Madison Square Garden Co. — Class A*	1,400	80,612
Lions Gate Entertainment Corp.	2,413	76,396
Cinemark Holdings, Inc.	2,235	74,493
Live Nation Entertainment, Inc.*	3,752	74,140
Imax Corp.*	2,250	66,330
Regal Entertainment Group — Class A	3,400	66,130
DreamWorks Animation SKG, Inc. — Class A*	1,800	63,900
Total Movies & Entertainment		1,808,204
CABLE & SATELLITE - 13.8%
Comcast Corp. — Class A	8,374	435,154
Time Warner Cable, Inc.	1,712	231,976
DIRECTV*	3,351	231,521
DISH Network Corp. — Class A*	3,331	192,932
Liberty Global plc — Class A*	1,846	164,276
Charter Communications, Inc. — Class A*	1,070	146,333
AMC Networks, Inc. — Class A*	1,270	86,500
Cablevision Systems Corp. — Class A	4,657	83,500
Starz — Class A*	2,363	69,094
Total Cable & Satellite		1,641,286
TOBACCO - 9.5%
Philip Morris International, Inc.	5,116	445,757
Altria Group, Inc.	8,470	325,163
Reynolds American, Inc.	3,944	197,161
Lorillard, Inc.	3,235	163,950
Total Tobacco		1,132,031
CASINOS & GAMING - 8.9%
Las Vegas Sands Corp.	3,854	303,964
Wynn Resorts Ltd.	869	168,768
MGM Resorts International*	5,326	125,268
Melco Crown Entertainment Ltd. ADR*	2,868	112,483
International Game Technology	4,606	83,645
Bally Technologies, Inc.*	850	66,683
Caesars Entertainment Corp.*	3,090	66,559
Pinnacle Entertainment, Inc.*	1,810	47,042
Boyd Gaming Corp.*	3,721	41,898
Penn National Gaming, Inc.*	2,769	39,680
Total Casinos & Gaming		1,055,990
BROADCASTING - 7.5%
CBS Corp. — Class B	3,694	235,455
Discovery Communications, Inc. — Class A*	2,347	212,216
Liberty Media Corp. — Class A*	1,070	156,702
Scripps Networks Interactive, Inc. — Class A	1,537	132,812
Grupo Televisa SAB ADR	2,697	81,611
Sinclair Broadcast Group, Inc. — Class A	2,050	73,247
Total Broadcasting		892,043
HOTELS, RESORTS & CRUISE LINES - 7.1%
Carnival Corp.	5,219	209,647
Marriott International, Inc. — Class A	2,938	145,020
Starwood Hotels & Resorts Worldwide, Inc.	1,808	143,646
Royal Caribbean Cruises Ltd.	2,527	119,830
Wyndham Worldwide Corp.	1,573	115,914
Norwegian Cruise Line Holdings Ltd.*	2,940	104,282
Total Hotels, Resorts & Cruise Lines		838,339
PUBLISHING - 4.7%
Thomson Reuters Corp.	5,542	209,598
News Corp. — Class A*	6,884	124,050
Gannett Company, Inc.	3,369	99,655
New York Times Co. — Class A	3,760	59,671
Meredith Corp.	1,140	59,052
Total Publishing		552,026
LEISURE PRODUCTS - 4.2%
Mattel, Inc.	3,256	154,920
Polaris Industries, Inc.	818	119,134
Hasbro, Inc.	1,847	101,603
Brunswick Corp.	1,693	77,980
Sturm Ruger & Company, Inc.	610	44,585
Total Leisure Products		498,222
DISTILLERS & VINTNERS - 4.1%
Brown-Forman Corp. — Class B	1,989	150,309
Constellation Brands, Inc. — Class A*	1,947	137,030
Beam, Inc.	1,836	124,958
Diageo plc ADR	550	72,831
Total Distillers & Vintners		485,128
BREWERS - 2.8%
Molson Coors Brewing Co. — Class B	2,135	119,880
Anheuser-Busch InBev N.V. ADR	998	106,247
AMBEV S.A. ADR	13,660	100,401
Total Brewers		326,528
HOME ENTERTAINMENT SOFTWARE - 2.3%
Activision Blizzard, Inc.	7,236	129,018
Electronic Arts, Inc.*	4,190	96,119
Take-Two Interactive Software, Inc.*	2,709	47,055
Total Home Entertainment Software		272,192

84 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2013
LEISURE FUND

	Shares	Value

MOTORCYCLE MANUFACTURERS - 1.2%
Harley-Davidson, Inc.	2,123	$146,997
LEISURE FACILITIES - 1.1%
Six Flags Entertainment Corp.	1,948	71,725
Life Time Fitness, Inc.*	1,171	55,037
Total Leisure Facilities		126,762
EDUCATION SERVICES - 0.7%
Graham Holdings Co. — Class B	130	86,232
Total Common Stocks
(Cost $6,523,098)		11,772,872

	Face
	Amount
REPURCHASE AGREEMENT††,1 - 0.6%
Credit Suisse Group
issued 12/31/13 at 0.00%
due 01/02/14	$76,811	76,811
Total Repurchase Agreement
(Cost $76,811)		76,811
Total Investments - 99.9%
(Cost $6,599,909)		$11,849,683
Other Assets & Liabilities, net - 0.1%		16,655
Total Net Assets - 100.0%		$11,866,338

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.

ADR — American Depository Receipt

plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 85

LEISURE FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2013

Assets:
Investments, at value (cost $6,523,098)	$11,772,872
Repurchase agreements, at value (cost $76,811)	76,811
Total investments (cost $6,599,909)	11,849,683
Receivables:
Fund shares sold	25,737
Dividends	21,148
Foreign taxes reclaim	393
Total assets	11,896,961
Liabilities:
Payable for:
Management fees	8,084
Transfer agent and administrative fees	2,378
Investor service fees	2,378
Fund shares redeemed	1,704
Portfolio accounting fees	951
Miscellaneous	15,128
Total liabilities	30,623
Net assets	$11,866,338
Net assets consist of:
Paid in capital	$7,217,837
Undistributed net investment income	13,896
Accumulated net realized loss on investments	(615,169)
Net unrealized appreciation on investments	5,249,774
Net assets	$11,866,338
Capital shares outstanding	124,370
Net asset value per share	$95.41

STATEMENT OF OPERATIONS
Year Ended December 31, 2013

Investment Income:
Dividends (net of foreign withholding tax of $3,319)	$188,544
Income from securities lending, net	905
Interest	14
Total investment income	189,463

Expenses:
Management fees	90,948
Transfer agent and administrative fees	26,749
Investor service fees	26,749
Portfolio accounting fees	10,700
Professional fees	9,697
Custodian fees	1,206
Trustees’ fees*	1,086
Line of credit interest expense	39
Miscellaneous	7,803
Total expenses	174,977
Net investment income	14,486

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,449,045
Net realized gain	1,449,045
Net change in unrealized appreciation (depreciation) on:
Investments	2,109,782
Net change in unrealized appreciation (depreciation)	2,109,782
Net realized and unrealized gain	3,558,827
Net increase in net assets resulting from operations	$3,573,313

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

86 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LEISURE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment income	$14,486	$79,924
Net realized gain on investments	1,449,045	58,514
Net change in unrealized appreciation (depreciation) on investments	2,109,782	1,358,497
Net increase in net assets resulting from operations	3,573,313	1,496,935

Distributions to shareholders from:
Net investment income	(78,415)	—
Total distributions to shareholders	(78,415)	—

Capital share transactions:
Proceeds from sale of shares	21,685,214	22,539,709
Distributions reinvested	78,415	—
Cost of shares redeemed	(22,445,161)	(20,764,113)
Net increase (decrease) from capital share transactions	(681,532)	1,775,596
Net increase in net assets	2,813,366	3,272,531

Net assets:
Beginning of year	9,052,972	5,780,441
End of year	$11,866,338	$9,052,972
Undistributed net investment income at end of year	$13,896	$79,864

Capital share activity:
Shares sold	258,383	362,303
Shares issued from reinvestment of distributions	867	—
Shares redeemed	(269,137)	(332,047)
Net increase (decrease) in shares	(9,887)	30,256

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 87

LEISURE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$67.43	$55.58	$54.25	$41.66	$30.47
Income (loss) from investment operations:
Net investment income (loss)[a]	.11	.53	(.11)	(.14)	.06
Net gain on investments (realized and unrealized)	28.45	11.32	1.44	12.78	11.13
Total from investment operations	28.56	11.85	1.33	12.64	11.19
Less distributions from:
Net investment income	(.58)	—	—	(.05)	—
Total distributions	(.58)	—	—	(.05)	—
Net asset value, end of period	$95.41	$67.43	$55.58	$54.25	$41.66

Total Return[b]	42.41%	21.32%	2.45%	30.34%	36.72%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,866	$9,053	$5,780	$12,942	$11,722
Ratios to average net assets:
Net investment income (loss)	0.14%	0.85%	(0.20%)	(0.30%)	0.17%
Total expenses	1.64%	1.67%	1.71%	1.65%	1.64%
Portfolio turnover rate	219%	214%	227%	468%	316%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

88 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE RYDEX FUNDS ANNUAL REPORT | 89

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2013

PRECIOUS METALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals related services (“Precious Metals Companies”).

For the year ended December 31, 2013, Precious Metals Fund returned -46.10%, compared with the 32.39% increase in the S&P 500 Index. The S&P 500 Materials Index returned 25.60%.

Metals & mining companies account for all holdings in the portfolio. As a group, they detracted from return.

Freeport-McMoRan Copper & Gold, Inc., Vista Gold Corp. and Sandstorm Gold Ltd. were the leading contributors to return.

Newmont Mining Corp., Barrick Gold Corp. and Allied Nevada Gold Corp. detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 29, 1997

Ten Largest Holdings (% of Total Net Assets)
Freeport-McMoRan Copper & Gold, Inc.	8.9%
Barrick Gold Corp.	7.8%
Newmont Mining Corp.	6.8%
Goldcorp, Inc.	6.2%
Silver Wheaton Corp.	4.8%
Yamana Gold, Inc.	3.7%
Randgold Resources Ltd. ADR	3.4%
Agnico Eagle Mines Ltd.	3.2%
Southern Copper Corp.	3.1%
AngloGold Ashanti Ltd. ADR	3.1%
Top Ten Total	51.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

90 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*,†

Average Annual Returns

Periods Ended December 31, 2013*,†

	1 Year	5 Year	10 Year
Precious Metals Fund	-46.10%	-4.18%	-2.87%
S&P 500 Materials Index	25.60%	18.80%	8.25%
S&P 500 Index	32.39%	17.94%	7.41%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 91

SCHEDULE OF INVESTMENTS	December 31, 2013
PRECIOUS METALS FUND

	Shares	Value

COMMON STOCKS† - 99.6%

GOLD - 67.2%
Barrick Gold Corp.	99,142	$1,747,873
Newmont Mining Corp.	66,238	1,525,461
Goldcorp, Inc.	64,564	1,399,102
Yamana Gold, Inc.[1]	96,242	829,606
Randgold Resources Ltd. ADR	12,325	774,133
Agnico Eagle Mines Ltd.	27,351	721,519
AngloGold Ashanti Ltd. ADR	58,933	690,695
Kinross Gold Corp.	155,610	681,572
Royal Gold, Inc.	14,265	657,189
Eldorado Gold Corp.	113,522	645,940
IAMGOLD Corp.	174,255	580,269
Gold Fields Ltd. ADR	167,794	536,941
New Gold, Inc.*	99,694	522,397
Cia de Minas Buenaventura SAA ADR	46,105	517,298
Franco-Nevada Corp.	12,543	511,002
Allied Nevada Gold Corp.*,1	137,486	488,075
AuRico Gold, Inc.	93,689	342,902
Harmony Gold Mining Company Ltd. ADR	134,684	340,751
Seabridge Gold, Inc.*,1	34,794	253,996
B2Gold Corp.*	125,600	253,712
Novagold Resources, Inc.*	84,856	215,534
Sibanye Gold Ltd. ADR	40,490	194,757
Pretium Resources, Inc.*	37,176	191,828
Gold Resource Corp.	40,666	184,217
Alamos Gold, Inc.	15,131	183,539
Sandstorm Gold Ltd.*	23,160	98,893
Newcrest Mining Ltd. ADR	6,449	45,401
Total Gold		15,134,602
PRECIOUS METALS & MINERALS - 20.4%
Silver Wheaton Corp.	53,263	1,075,380
Pan American Silver Corp.	45,803	535,895
Coeur Mining, Inc.*	45,201	490,431
Hecla Mining Co.	150,786	464,421
First Majestic Silver Corp.*	38,750	379,750
Stillwater Mining Co.*	30,632	377,999
Silver Standard Resources, Inc.*	43,800	304,848
McEwen Mining, Inc.*	142,779	279,847
Endeavour Silver Corp.*	74,868	271,771
Dominion Diamond Corp.*	12,650	181,654
Silvercorp Metals, Inc.	77,666	177,855
Tahoe Resources, Inc.*	4,121	68,573
Total Precious Metals & Minerals		4,608,424

DIVERSIFIED METALS & MINING - 12.0%
Freeport-McMoRan Copper & Gold, Inc.	53,084	2,003,390
Southern Copper Corp.	24,350	699,089
Total Diversified Metals & Mining		2,702,479
Total Common Stocks
(Cost $16,970,882)		22,445,505
	Face
	Amount
REPURCHASE AGREEMENT††,2 - 0.3%
Credit Suisse Group
issued 12/31/13 at 0.00%
due 01/02/14 $	$65,836	65,836
Total Repurchase Agreement
(Cost $65,836)		65,836

SECURITIES LENDING COLLATERAL††,3 - 2.8%
Repurchase Agreements
HSBC Securities, Inc.
issued 12/31/13 at 0.01%
due 01/02/14	544,869	544,869
Deutsche Bank Securities, Inc.
issued 12/31/13 at 0.02%
due 01/02/14	80,314	80,314
Total Securities Lending Collateral
(Cost $625,183)		625,183
Total Investments - 102.7%
(Cost $17,661,901)		$23,136,524
Other Assets & Liabilities, net - (2.7)%		(598,768)
Total Net Assets - 100.0%		$22,537,756

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2013 — See Note 8.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 8.

ADR — American Depository Receipt

92 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PRECIOUS METALS FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2013

Assets:
Investments, at value - including $612,287 of securities loaned
(cost $16,970,882)	$22,445,505
Repurchase agreements, at value
(cost $691,019)	691,019
Total investments
(cost $17,661,901)	23,136,524
Receivables:
Fund shares sold	719,760
Dividends	9,545
Interest and securities lending income	978
Total assets	23,866,807
Liabilities:
Payable for:
Securities purchased	627,865
Upon return of securities loaned	625,183
Management fees	13,246
Transfer agent and administrative fees	4,415
Investor service fees	4,415
Fund shares redeemed	3,020
Portfolio accounting fees	1,766
Miscellaneous	49,141
Total liabilities	1,329,051
Net assets	$22,537,756
Net assets consist of:
Paid in capital	$32,533,143
Accumulated net investment loss	(14,154)
Accumulated net realized loss on investments	(15,455,868)
Net unrealized appreciation on investments	5,474,635
Net assets	$22,537,756
Capital shares outstanding*	674,099
Net asset value per share*	$33.43

STATEMENT OF OPERATIONS
Year Ended December 31, 2013

Investment Income:
Dividends (net of foreign withholding tax of $44,867)	$661,025
Income from securities lending, net	12,283
Interest	54
Total investment income	673,362

Expenses:
Management fees	242,141
Transfer agent and administrative fees	80,714
Investor service fees	80,714
Portfolio accounting fees	32,285
Professional fees	29,045
Trustees’ fees**	5,320
Custodian fees	3,504
Line of credit interest expense	819
Miscellaneous	23,798
Total expenses	498,340
Net investment income	175,022

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(3,870,075)
Foreign currency	355
Net realized loss	(3,869,720)
Net change in unrealized appreciation (depreciation) on:
Investments	(19,465,023)
Foreign currency	7
Net change in unrealized appreciation (depreciation)	(19,465,016)
Net realized and unrealized loss	(23,334,736)
Net decrease in net assets resulting from operations	$(23,159,714)

*	The shares outstanding and net asset value per share have been restated to reflect a 1-for-5 reverse share split effective January 24, 2014. See Note 10 in Notes to Financial Statements.

**	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 93

PRECIOUS METALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment income	$175,022	$78,848
Net realized loss on investments	(3,869,720)	(1,053,714)
Net change in unrealized appreciation (depreciation) on investments	(19,465,016)	(2,852,815)
Net decrease in net assets resulting from operations	(23,159,714)	(3,827,681)

Distributions to shareholders from:
Net investment income	(302,070)	—
Net realized gains	—	(5,322,508)
Total distributions to shareholders	(302,070)	(5,322,508)

Capital share transactions:
Proceeds from sale of shares	58,278,807	104,240,363
Distributions reinvested	302,070	5,322,508
Cost of shares redeemed	(62,782,319)	(107,193,735)
Net increase (decrease) from capital share transactions	(4,201,442)	2,369,136
Net decrease in net assets	(27,663,226)	(6,781,053)

Net assets:
Beginning of year	50,200,982	56,982,035
End of year	$22,537,756	$50,200,982
Accumulated net investment loss at end of year	$(14,154)	$(148,852)

Capital share activity:*
Shares sold	1,367,505	1,489,875
Shares issued from reinvestment of distributions	8,473	83,099
Shares redeemed	(1,500,708)	(1,563,853)
Net increase (decrease) in shares	(124,730)	9,121

*	Capital share activity for the years ended December 31, 2012 and 2013 has been restated to reflect a 1-for-5 reverse share split effective January 24, 2014. See Note 10 in Notes to Financial Statements.

94 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PRECIOUS METALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013[d]	2012[d]	2011[d]	2010[d]	2009[d]
Per Share Data
Net asset value, beginning of period	$62.84	$72.16	$95.19	$68.93	$46.19
Income (loss) from investment operations:
Net investment income (loss)[a]	.25	.10	(.45)	(.50)	(.65)
Net gain (loss) on investments (realized and unrealized)	(29.21)	(2.97)	(22.53)	26.76	23.39
Total from investment operations	(28.96)	(2.87)	(22.98)	26.26	22.74
Less distributions from:
Net investment income	(.45)	—	(.05)	(—)[b]	—
Net realized gains	—	(6.45)	—	—	—
Total distributions	(.45)	(6.45)	(.05)	(—)[b]	—
Net asset value, end of period	$33.43	$62.84	$72.16	$95.19	$68.93

Total Return[c]	(46.10%)	(4.10%)	(24.16%)	38.08%	49.24%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,538	$50,201	$56,982	$117,499	$86,277
Ratios to average net assets:
Net investment income (loss)	0.54%	0.14%	(0.52%)	(0.66%)	(1.14%)
Total expenses	1.54%	1.57%	1.60%	1.56%	1.55%
Portfolio turnover rate	193%	140%	199%	234%	253%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Distributions from net investment income are less than $0.01 per share.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[d]	Reverse share split — Per share amounts for the years ended December 31, 2009, 2010, 2011, 2012 and 2013 have been restated to reflect a 1:5 reverse share split effective January 24, 2014. See Note 10 in Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 95

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2013

REAL ESTATE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the real estate industry, including real estate investment trusts (“REITs”), (collectively, “Real Estate Companies”).

For the year ended December 31, 2013, Real Estate Fund gained 3.94%, compared to a gain of 32.39% for the S&P 500 Index. The MSCI U.S. REIT Index returned 2.47%.

Within the sector, REITs, which compose almost all the portfolio, contributed most to return.

The strongest performing stocks included Zillow, Inc., Altisource Portfolio Solutions S.A., and Host Hotels & Resorts, Inc.

The stocks detracting most from performance were Digital Realty Trust, Inc., HCP, Inc. and American Campus Communities, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Simon Property Group, Inc.	2.6%
American Tower Corp. — Class A	2.2%
Public Storage	1.9%
Equity Residential	1.7%
General Growth Properties, Inc.	1.6%
Prologis, Inc.	1.6%
Weyerhaeuser Co.	1.6%
Ventas, Inc.	1.6%
HCP, Inc.	1.6%
Vornado Realty Trust	1.5%
Top Ten Total	17.9%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

96 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*,†

Average Annual Returns

Periods Ended December 31, 2013*,†

	1 Year	5 Year	10 Year
Real Estate Fund	3.94%	14.50%	5.36%
MSCI U.S. REIT Index	2.47%	16.73%	8.40%
S&P 500 Index	32.39%	17.94%	7.41%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the MSCI U.S. REIT Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 97

SCHEDULE OF INVESTMENTS	December 31, 2013
REAL ESTATE FUND

	Shares	Value

COMMON STOCKS† - 99.4%

REAL ESTATE INVESTMENT TRUSTS (REITs) - 89.6%
SPECIALIZED REITs - 26.9%
American Tower Corp. — Class A	3,990	$318,481
Public Storage	1,885	283,729
Weyerhaeuser Co.	7,529	237,690
Ventas, Inc.	4,078	233,588
HCP, Inc.	6,362	231,068
Health Care REIT, Inc.	4,213	225,690
Host Hotels & Resorts, Inc.	11,113	216,037
Plum Creek Timber Company, Inc.	3,435	159,762
Rayonier, Inc.	3,078	129,584
Extra Space Storage, Inc.	2,928	123,357
Gaming and Leisure Properties, Inc.*	2,406	122,249
Senior Housing Properties Trust	5,187	115,307
Hospitality Properties Trust	4,104	110,931
Corrections Corporation of America	3,411	109,391
Omega Healthcare Investors, Inc.	3,594	107,101
LaSalle Hotel Properties	3,178	98,073
RLJ Lodging Trust	3,900	94,848
EPR Properties	1,793	88,144
Sunstone Hotel Investors, Inc.	6,551	87,783
Geo Group, Inc.	2,672	86,092
Healthcare Trust of America, Inc. — Class A	8,709	85,697
DiamondRock Hospitality Co.	7,273	84,003
CubeSmart	5,260	83,844
Ryman Hospitality Properties, Inc.	1,950	81,471
Sovran Self Storage, Inc.	1,250	81,463
Healthcare Realty Trust, Inc.	3,780	80,552
Medical Properties Trust, Inc.	6,375	77,903
Pebblebrook Hotel Trust	2,520	77,515
Strategic Hotels & Resorts, Inc.*	8,060	76,167
Potlatch Corp.	1,750	73,045
Total Specialized REITs		3,980,565
RETAIL REITs - 17.2%
Simon Property Group, Inc.	2,519	383,292
General Growth Properties, Inc.	12,077	242,385
Macerich Co.	2,755	162,242
Kimco Realty Corp.	7,993	157,862
Realty Income Corp.	4,107	153,314
Cole Real Estate Investment, Inc.	10,470	146,999
Federal Realty Investment Trust	1,428	144,813
DDR Corp.	8,697	133,673
Regency Centers Corp.	2,544	117,787
Taubman Centers, Inc.	1,788	114,289
National Retail Properties, Inc.	3,568	108,217
Weingarten Realty Investors	3,718	101,948
CBL & Associates Properties, Inc.	5,484	98,493
Tanger Factory Outlet Centers	3,057	97,885
Retail Properties of America, Inc. — Class A	7,640	97,181
Equity One, Inc.	4,141	92,924
Glimcher Realty Trust	7,087	66,334
Acadia Realty Trust	2,630	65,303
Pennsylvania Real Estate Investment Trust	3,280	62,254
Total Retail REITs		2,547,195
RESIDENTIAL REITs - 12.7%
Equity Residential	4,703	243,945
AvalonBay Communities, Inc.	1,874	221,563
UDR, Inc.	5,931	138,489
Essex Property Trust, Inc.	913	131,025
Camden Property Trust	2,177	123,828
Mid-America Apartment Communities, Inc.	2,008	121,966
BRE Properties, Inc.	2,123	116,149
Apartment Investment &
Management Co. — Class A	4,249	110,092
American Campus Communities, Inc.	3,188	102,685
Home Properties, Inc.	1,865	100,001
Equity Lifestyle Properties, Inc.	2,740	99,270
American Homes 4 Rent — Class A	6,030	97,686
Post Properties, Inc.	1,976	89,374
Sun Communities, Inc.	1,640	69,930
Education Realty Trust, Inc.	6,520	57,506
Associated Estates Realty Corp.	3,400	54,570
Total Residential REITs		1,878,079
OFFICE REITs - 11.0%
Boston Properties, Inc.	2,135	214,291
SL Green Realty Corp.	1,793	165,637
Digital Realty Trust, Inc.	2,942	144,511
Alexandria Real Estate Equities, Inc.	1,865	118,651
Kilroy Realty Corp.	2,240	112,403
BioMed Realty Trust, Inc.	5,789	104,897
Douglas Emmett, Inc.	4,349	101,288
Highwoods Properties, Inc.	2,790	100,914
CommonWealth REIT	3,954	92,168
Piedmont Office Realty Trust, Inc. — Class A	5,480	90,530
Brandywine Realty Trust	5,925	83,483
Corporate Office Properties Trust	3,307	78,343
Mack-Cali Realty Corp.	3,592	77,156
DuPont Fabros Technology, Inc.	2,944	72,746
Government Properties Income Trust	2,620	65,107
Total Office REITs		1,622,125
MORTGAGE REITs - 10.1%
Annaly Capital Management, Inc.	17,263	172,111
American Capital Agency Corp.	7,938	153,124
Starwood Property Trust, Inc.	4,684	129,747
NorthStar Realty Finance Corp.	8,270	111,232
Two Harbors Investment Corp.	10,700	99,296
MFA Financial, Inc.	12,565	88,709
Newcastle Investment Corp.	14,120	81,049
Invesco Mortgage Capital, Inc.	5,279	77,496
Redwood Trust, Inc.	3,670	71,088
New Residential Investment Corp.	10,610	70,875
Hatteras Financial Corp.	4,301	70,278
Colony Financial, Inc.	3,420	69,392
PennyMac Mortgage Investment Trust	2,830	64,977
CYS Investments, Inc.	8,525	63,170
iStar Financial, Inc.*	4,420	63,073
Capstead Mortgage Corp.	4,940	59,675
American Capital Mortgage
Investment Corp.	3,060	53,428
Total Mortgage REITs		1,498,720

98 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2013

REAL ESTATE FUND

	Shares	Value

DIVERSIFIED REITs - 8.4%
Vornado Realty Trust	2,576	$228,723
Duke Realty Corp.	8,322	125,163
Liberty Property Trust	3,648	123,558
WP Carey, Inc.	1,858	113,988
Spirit Realty Capital, Inc.	10,933	107,471
American Realty Capital Properties, Inc.	6,860	88,220
Lexington Realty Trust	8,351	85,264
PS Business Parks, Inc.	1,070	81,769
Cousins Properties, Inc.	7,550	77,765
Chambers Street Properties	9,980	76,347
Washington Real Estate Investment Trust	2,970	69,379
American Assets Trust, Inc.	2,000	62,860
Total Diversified REITs		1,240,507
Industrial REITs - 3.3%
Prologis, Inc.	6,547	241,912
DCT Industrial Trust, Inc.	11,920	84,990
First Industrial Realty Trust, Inc.	4,560	79,572
EastGroup Properties, Inc.	1,294	74,961
Total Industrial REITs		481,435
Total Real Estate Investment Trusts (REITs)		13,248,626
Real Estate Management & Development - 9.8%
Real Estate Services - 4.5%
CBRE Group, Inc. — Class A*	6,320	166,215
Realogy Holdings Corp.*	3,076	152,170
Jones Lang LaSalle, Inc.	1,179	120,718
E-House China Holdings Ltd. ADR	7,770	117,172
Altisource Portfolio Solutions S.A.*	650	103,110
Total Real Estate Services		659,385
REAL ESTATE OPERATING COMPANIES - 2.6%
Brookfield Office Properties, Inc.	9,120	175,560
Forest City Enterprises, Inc. — Class A*	5,765	110,112
Altisource Residential Corp.	3,400	102,374
Total Real Estate Operating Companies		388,046
DIVERSIFIED REAL ESTATE ACTIVITIES - 1.8%
Brookfield Asset Management, Inc. — Class A	3,000	116,489
Alexander & Baldwin, Inc.	1,920	80,122
St. Joe Co.*	3,982	76,415
Total Diversified Real Estate Activities		273,026
REAL ESTATE DEVELOPMENT - 0.9%
Howard Hughes Corp.*	1,057	126,946
Total Real Estate Management & Development		1,447,403
Total Common Stocks
(Cost $9,548,585)		14,696,029

	Face
	Amount
REPURCHASE AGREEMENT††,1 - 0.4%
Credit Suisse Group
issued 12/31/13 at 0.00%
due 01/02/14	$62,134	62,134
Total Repurchase Agreement
(Cost $62,134)		62,134
Total Investments - 99.8%
(Cost $9,610,719)		$14,758,163
Other Assets & Liabilities, net - 0.2%		25,456
Total Net Assets - 100.0%		$14,783,619

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.

[1]	Repurchase Agreement — See Note 5.
ADR — American Depository Receipt
REIT — Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 99

REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

Assets:
Investments, at value
(cost $9,548,585)	$14,696,029
Repurchase agreements, at value
(cost $62,134)	62,134
Total investments
(cost $9,610,719)	14,758,163
Receivables:
Fund shares sold	1,474,567
Dividends	77,441
Interest and securities lending income	7
Total assets	16,310,178
Liabilities:
Payable for:
Securities purchased	1,463,167
Fund shares redeemed	19,839
Management fees	8,808
Transfer agent and administrative fees	2,591
Investor service fees	2,591
Portfolio accounting fees	1,036
Miscellaneous	28,527
Total liabilities	1,526,559
Net assets	$14,783,619
Net assets consist of:
Paid in capital	$20,307,389
Undistributed net investment income	439,497
Accumulated net realized loss on investments	(11,110,711)
Net unrealized appreciation on investments	5,147,444
Net assets	$14,783,619
Capital shares outstanding	485,922
Net asset value per share	$30.42

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

Investment Income:
Dividends (net of foreign withholding tax of $2,823)	$662,654
Income from securities lending, net	3,656
Interest	33
Total investment income	666,343
Expenses:
Management fees	166,611
Transfer agent and administrative fees	49,003
Investor service fees	49,003
Portfolio accounting fees	19,601
Professional fees	18,651
Trustees’ fees*	2,688
Custodian fees	2,057
Line of credit interest expense	274
Miscellaneous	13,979
Total expenses	321,867
Net investment income	344,476
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,322,071
Net realized gain	3,322,071
Net change in unrealized appreciation
(depreciation) on:
Investments	(3,151,235)
Net change in unrealized appreciation
(depreciation)	(3,151,235)
Net realized and unrealized gain	170,836
Net increase in net assets resulting from operations	$515,312

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

100 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012
Increase (Decrease) In Net Assets From Operations:
Net investment income	$344,476	$374,270
Net realized gain on investments	3,322,071	987,420
Net change in unrealized appreciation (depreciation) on investments	(3,151,235)	1,830,765
Net increase in net assets resulting from operations	515,312	3,192,455

Distributions to shareholders from:
Net investment income	(363,786)	(291,537)
Total distributions to shareholders	(363,786)	(291,537)

Capital share transactions:
Proceeds from sale of shares	84,654,654	98,662,981
Distributions reinvested	363,786	291,537
Cost of shares redeemed	(91,961,268)	(95,281,301)
Net increase (decrease) from capital share transactions	(6,942,828)	3,673,217
Net increase (decrease) in net assets	(6,791,302)	6,574,135

Net assets:
Beginning of year	21,574,921	15,000,786
End of year	$14,783,619	$21,574,921
Undistributed net investment income at end of year	$439,497	$374,269

Capital share activity:
Shares sold	2,600,127	3,412,502
Shares issued from reinvestment of distributions	11,978	10,151
Shares redeemed	(2,841,779)	(3,286,284)
Net increase (decrease) in shares	(229,674)	136,369

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 101

REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$30.15	$25.90	$26.20	$21.44	$17.51
Income (loss) from investment operations:
Net investment income[a]	.57	.45	.35	.35	.50
Net gain on investments
(realized and unrealized)	.62	4.28	.20	4.97	3.90
Total from investment operations	1.19	4.73	.55	5.32	4.40
Less distributions from:
Net investment income	(.92)	(.48)	(.85)	(.56)	(.47)
Total distributions	(.92)	(.48)	(.85)	(.56)	(.47)
Net asset value, end of period	$30.42	$30.15	$25.90	$26.20	$21.44

Total Return[b]	3.94%	18.34%	2.26%	24.86%	25.27%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,784	$21,575	$15,001	$25,262	$33,872
Ratios to average net assets:
Net investment income	1.76%	1.54%	1.28%	1.49%	2.83%
Total expenses	1.64%	1.67%	1.70%	1.65%	1.65%
Portfolio turnover rate	416%	348%	351%	394%	450%

a Net investment income per share was computed using average shares outstanding throughout the period.

b Total return does not reflect the impact of any additional fees charged by insurance companies.

102 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE RYDEX FUNDS ANNUAL REPORT | 103

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2013

RETAILING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, mail order operations and other companies involved in selling products to consumers (“Retailing Companies”).

For the year ended December 31, 2013, Retailing Fund rose 35.80%, compared with a gain of 32.39% for the S&P 500 Index. The S&P 500

Consumer Discretionary Index returned 43.08%.

Within the sector, heavily weighted specialty retail industry contributed most to return, followed by internet & catalog retail industry. No segment detracted from return, but the distributors industry contributed least.

Fund performance for the year benefited most from Amazon.com, Inc., Netflix, Inc. and priceline.com, Inc.

JC Penney Co., Inc., American Eagle Outfitters, Inc. and Abercrombie & Fitch Co. Class A were the largest detractors from the Fund’s performance for the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 23, 2001

Ten Largest Holdings (% of Total Net Assets)
Wal-Mart Stores, Inc.	5.5%
Amazon.com, Inc.	4.5%
Home Depot, Inc.	3.7%
CVS Caremark Corp.	3.1%
Walgreen Co.	2.6%
Priceline.com, Inc.	2.5%
Costco Wholesale Corp.	2.5%
Lowe’s Companies, Inc.	2.5%
TJX Companies, Inc.	2.3%
Target Corp.	2.2%
Top Ten Total	31.4%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

104 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*,†

Average Annual Returns

Periods Ended December 31, 2013*,†

	1 Year	5 Year	10 Year
Retailing Fund	35.80%	24.69%	8.48%
S&P 500 Consumer
Discretionary Index	43.08%	27.69%	9.44%
S&P 500 Index	32.39%	17.94%	7.41%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 105

SCHEDULE OF INVESTMENTS	December 31, 2013
RETAILING FUND

	Shares	Value
COMMON STOCKS† - 99.6%

APPAREL RETAIL - 16.3%
TJX Companies, Inc.	3,456	$220,252
The Gap, Inc.	3,542	138,422
L Brands, Inc.	2,235	138,235
Ross Stores, Inc.	1,752	131,277
Foot Locker, Inc.	1,969	81,595
Urban Outfitters, Inc.*	2,080	77,168
DSW, Inc. — Class A	1,534	65,548
Ascena Retail Group, Inc.*	2,914	61,660
Chico’s FAS, Inc.	3,025	56,991
American Eagle Outfitters, Inc.	3,806	54,806
Guess?, Inc.	1,703	52,912
Buckle, Inc.	1,004	52,770
Abercrombie & Fitch Co. — Class A	1,584	52,129
Men’s Wearhouse, Inc.	1,001	51,131
Genesco, Inc.*	597	43,617
ANN, Inc.*	1,143	41,788
Express, Inc.*	2,190	40,887
Jos. A. Bank Clothiers, Inc.*	726	39,734
Finish Line, Inc. — Class A	1,377	38,790
Children’s Place Retail Stores, Inc.*	649	36,974
Aeropostale, Inc.*	3,221	29,279
Francesca’s Holdings Corp.*	1,500	27,615
Total Apparel Retail		1,533,580
INTERNET RETAIL - 15.5%
Amazon.com, Inc.*	1,080	430,694
Priceline.com, Inc.*	205	238,293
Netflix, Inc.*	402	148,004
TripAdvisor, Inc.*	1,347	111,572
Ctrip.com International Ltd. ADR*	2,110	104,698
Expedia, Inc.	1,377	95,922
Groupon, Inc. — Class A*	7,375	86,804
Vipshop Holdings Ltd. ADR*	880	73,638
Liberty Ventures*	560	68,650
HomeAway, Inc.*	1,530	62,546
Shutterfly, Inc.*	900	45,837
Total Internet Retail		1,466,658
SPECIALTY STORES - 12.1%
Tiffany & Co.	1,215	112,728
Tractor Supply Co.	1,402	108,767
Staples, Inc.	6,637	105,462
PetSmart, Inc.	1,227	89,264
Dick’s Sporting Goods, Inc.	1,526	88,661
Ulta Salon Cosmetics & Fragrance, Inc.*	850	82,042
GNC Holdings, Inc. — Class A	1,310	76,570
Signet Jewelers Ltd.	946	74,450
Cabela’s, Inc.*	1,058	70,526
Sally Beauty Holdings, Inc.*	2,329	70,406
Office Depot, Inc.*	10,290	54,434
Five Below, Inc.*	1,170	50,544
Outerwall, Inc.*	670	45,071
Hibbett Sports, Inc.*	640	43,014
Vitamin Shoppe, Inc.*	809	42,076
Barnes & Noble, Inc.*	2,140	31,993
Total Specialty Stores		1,146,008
HYPERMARKETS & SUPER CENTERS - 9.3%
Wal-Mart Stores, Inc.	6,659	523,997
Costco Wholesale Corp.	1,984	236,116
PriceSmart, Inc.	530	61,236
Cia Brasileira de Distribuicao Grupo
Pao de Acucar ADR	1,298	57,982
Total Hypermarkets & Super Centers		879,331
AUTOMOTIVE RETAIL - 8.6%
AutoZone, Inc.*	270	129,044
O’Reilly Automotive, Inc.*	932	119,958
CarMax, Inc.*	2,076	97,614
Advance Auto Parts, Inc.	855	94,631
AutoNation, Inc.*	1,594	79,206
Penske Automotive Group, Inc.	1,420	66,967
CST Brands, Inc.	1,481	54,382
Murphy USA, Inc.*	1,090	45,300
Group 1 Automotive, Inc.	600	42,612
Lithia Motors, Inc. — Class A	610	42,346
Asbury Automotive Group, Inc.*	770	41,380
Total Automotive Retail		813,440
HOME IMPROVEMENT RETAIL - 6.8%
Home Depot, Inc.	4,299	353,979
Lowe’s Companies, Inc.	4,729	234,322
Lumber Liquidators Holdings, Inc.*	520	53,503
Total Home Improvement Retail		641,804
DRUG RETAIL - 6.4%
CVS Caremark Corp.	4,161	297,802
Walgreen Co.	4,215	242,110
Rite Aid Corp.*	13,950	70,587
Total Drug Retail		610,499
GENERAL MERCHANDISE STORES - 6.3%
Target Corp.	3,281	207,588
Dollar General Corp.*	2,406	145,130
Dollar Tree, Inc.*	2,004	113,066
Family Dollar Stores, Inc.	1,380	89,659
Big Lots, Inc.*	1,410	45,529
Total General Merchandise Stores		600,972
DEPARTMENT STORES - 6.1%
Macy’s, Inc.	2,724	145,463
Kohl’s Corp.	2,040	115,770
Nordstrom, Inc.	1,846	114,083
Sears Holdings Corp.*,1	1,587	77,826
Dillard’s, Inc. — Class A	707	68,727
JC Penney Company, Inc.*,1	6,549	59,923
Total Department Stores		581,792

106 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2013
RETAILING FUND

	Shares	Value
Homefurnishing Retail - 4.2%
Bed Bath & Beyond, Inc.*	1,708	$137,152
Williams-Sonoma, Inc.	1,293	75,356
Restoration Hardware Holdings, Inc.*	800	53,840
Pier 1 Imports, Inc.	2,177	50,245
Aaron’s, Inc.	1,679	49,363
Select Comfort Corp.*	1,613	34,018
Total Homefurnishing Retail		399,974
Computer & Electronics Retail - 3.1%
Best Buy Company, Inc.	2,935	117,047
GameStop Corp. — Class A	1,535	75,614
Conn’s, Inc.*	720	56,729
Rent-A-Center, Inc. — Class A	1,299	43,309
Total Computer & Electronics Retail		292,699
Distributors - 2.9%
Genuine Parts Co.	1,411	117,381
LKQ Corp.*	3,170	104,293
Pool Corp.	920	53,489
Total Distributors		275,163
Catalog Retail - 2.0%
Liberty Interactive Corp. — Class A*	4,321	126,821
HSN, Inc.	940	58,562
Total Catalog Retail		185,383
Total Common Stocks
(Cost $5,067,809)		9,427,303

	Face
	Amount
REPURCHASE AGREEMENT††,2 - 1.2%
Credit Suisse Group
issued 12/31/13 at 0.00%
due 01/02/14	$117,415	117,415
Total Repurchase Agreement
(Cost $117,415)		117,415

SECURITIES LENDING COLLATERAL††,3 - 0.7%
Repurchase Agreements
HSBC Securities, Inc.
issued 12/31/13 at 0.01%
due 01/02/14	58,175	58,175
Deutsche Bank Securities, Inc.
issued 12/31/13 at 0.02%
due 01/02/14	8,575	8,575
Total Securities Lending Collateral
(Cost $66,750)		66,750
Total Investments - 101.5%
(Cost $5,251,974)		$9,611,468
Other Assets & Liabilities, net - (1.5)%		(141,348)
Total Net Assets - 100.0%		$9,470,120

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2013 — See Note 8.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 8. ADR — American Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 107

RETAILING FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

Assets:
Investments, at value - including $66,682 of securities loaned
(cost $5,067,809)	$9,427,303
Repurchase agreements, at value
(cost $184,165)	184,165
Total investments
(cost $5,251,974)	9,611,468
Receivables:
Fund shares sold	162,974
Dividends	7,063
Interest and securities lending income	263
Total assets	9,781,768
Liabilities:
Payable for:
Securities purchased	217,880
Upon return of securities loaned	66,750
Management fees	6,353
Fund shares redeemed	4,972
Transfer agent and administrative fees	1,868
Investor service fees	1,868
Portfolio accounting fees	747
Miscellaneous	11,210
Total liabilities	311,648
Net assets	$9,470,120
Net assets consist of:
Paid in capital	$5,675,761
Undistributed net investment income	—
Accumulated net realized loss on investments	(565,135)
Net unrealized appreciation on investments	4,359,494
Net assets	$9,470,120
Capital shares outstanding	464,852
Net asset value per share	$20.37

STATEMENT OF
OPERATIONS

Year Ended December 31, 2013

Investment Income:
Dividends (net of foreign withholding tax of $65)	$90,231
Income from securities lending, net	1,716
Interest	12
Total investment income	91,959

Expenses:
Management fees	66,677
Transfer agent and administrative fees	19,611
Investor service fees	19,611
Portfolio accounting fees	7,844
Professional fees	6,620
Trustees’ fees*	976
Custodian fees	887
Line of credit interest expense	129
Miscellaneous	6,046
Total expenses	128,401
Net investment loss	(36,442)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,366,910
Net realized gain	1,366,910
Net change in unrealized appreciation
(depreciation) on:
Investments	917,540
Net change in unrealized appreciation
(depreciation)	917,540
Net realized and unrealized gain	2,284,450
Net increase in net assets resulting from operations	$2,248,008

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

108 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RETAILING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012
Increase (Decrease) In Net Assets From Operations:
Net investment income (loss)	$(36,442)	$1,266
Net realized gain on investments	1,366,910	1,189,465
Net change in unrealized appreciation (depreciation) on investments	917,540	235,350
Net increase in net assets resulting from operations	2,248,008	1,426,081

Distributions to shareholders from:
Net investment income	(1,279)	—
Net realized gains	(895,569)	—
Total distributions to shareholders	(896,848)	—

Capital share transactions:
Proceeds from sale of shares	87,659,567	121,759,999
Distributions reinvested	896,848	—
Cost of shares redeemed	(86,631,670)	(130,125,691)
Net increase (decrease) from capital share transactions	1,924,745	(8,365,692)
Net increase (decrease)in net assets	3,275,905	(6,939,611)

Net Assets:
Beginning of year	6,194,215	13,133,826
End of year	$9,470,120	$6,194,215
Undistributed net investment income at end of year	$—	$1,279

Capital share activity:
Shares sold	4,514,444	7,458,045
Shares issued from reinvestment of distributions	44,708	—
Shares redeemed	(4,465,082)	(8,004,817)
Net increase (decrease) in shares	94,070	(546,772)

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 109

Retailing FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$16.71	$14.31	$13.59	$10.86	$7.53
Income (loss) from investment operations:
Net investment income (loss)[a]	(.09)	— [b]	(.03)	(.03)	(.02)
Net gain on investments (realized and unrealized)	6.04	2.40	.75	2.76	3.35
Total from investment operations	5.95	2.40	.72	2.73	3.33
Less distributions from:
Net investment income	(—)[c]	—	—	—	—
Net realized gains	(2.29)	—	—	—	—
Total distributions	(2.29)	—	—	—	—
Net asset value, end of period	$20.37	$16.71	$14.31	$13.59	$10.86

Total Return[d]	35.80%	16.77%	5.30%	25.14%	44.22%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,470	$6,194	$13,134	$9,477	$15,488
Ratios to average net assets:
Net investment income (loss)	(0.46%)	0.01%	(0.20%)	(0.24%)	(0.19%)
Total expenses	1.64%	1.67%	1.69%	1.65%	1.65%
Portfolio turnover rate	1,219%	1,043%	621%	616%	470%

a Net investment income (loss) per share was computed using average shares outstanding throughout the period.

b Net investment income is less than $0.01 per share.

c Distributions from net investment income are less than $0.01 per share.

d Total return does not reflect the impact of any additional fees charged by insurance companies.

110 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

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the RYDEX FUNDS ANNUAL REPORT | 111

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2013

TECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware and peripherals companies (“Technology Companies”).

For the year ended December 31, 2013, Technology Fund returned 35.39%, compared with a gain of 32.39% for the S&P 500 Index. The S&P 500 Information Technology Index returned 28.43%.

Within the sector, internet software & services industry contributed most to Fund performance, followed by the semiconductors & semiconductor equipment industry. No industry detracted, but the diversified financial services industry and office electronics industry contributed least to return.

Top-contributing holdings were Google, Inc. Class A, Facebook, Inc. Class A and Microsoft Corp.

Rackspace Hosting, Inc., Mellanox Technologies Ltd. and Teradata Corp. were the weakest-performing technology holdings for the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	3.7%
Google, Inc. — Class A	3.1%
Microsoft Corp.	2.9%
International Business Machines Corp.	2.3%
Oracle Corp.	2.1%
Visa, Inc. — Class A	1.9%
Facebook, Inc. — Class A	1.9%
Intel Corp.	1.8%
QUALCOMM, Inc.	1.8%
Cisco Systems, Inc.	1.8%
Top Ten Total	23.3%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

112 | the RYDEX FUNDS ANNUAL REPORT

performance report and FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*,†

Average Annual Returns
Periods Ended December 31, 2013*,†
	1 Year	5 Year	10 Year
Technology Fund	35.39%	19.14%	4.79%
S&P 500 Information Technology Index	28.43%	21.90%	7.17%
S&P 500 Index	32.39%	17.94%	7.41%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

† Returns do not reflect the impact of any additional fees charged by insurance companies.

the RYDEX FUNDS ANNUAL REPORT | 113

SCHEDULE OF INVESTMENTS	December 31, 2013

Technology Fund

	Shares	Value

COMMON STOCKS† - 100.1%

INTERNET SOFTWARE & SERVICES - 20.2%
Google, Inc. — Class A*	411	$460,612
Facebook, Inc. — Class A*	4,983	272,371
eBay, Inc.*	3,690	202,544
Twitter, Inc.*	2,470	157,216
Yahoo!, Inc.*	3,763	152,176
Baidu, Inc. ADR*	816	145,150
LinkedIn Corp. — Class A*	574	124,460
SINA Corp.*	1,289	108,598
Qihoo 360 Technology
Company Ltd. ADR*	1,240	101,742
Yandex N.V. — Class A*	2,330	100,540
Youku Tudou, Inc. ADR*	3,270	99,081
MercadoLibre, Inc.	896	96,580
SouFun Holdings Ltd. ADR	1,160	95,596
Sohu.com, Inc.*	1,290	94,080
NetEase, Inc. ADR	1,190	93,534
YY, Inc. ADR*	1,840	92,515
Equinix, Inc.*	407	72,222
Akamai Technologies, Inc.*	1,466	69,166
VeriSign, Inc.*	1,150	68,747
Rackspace Hosting, Inc.*	1,434	56,112
IAC/InterActiveCorp	780	53,578
Yelp, Inc. — Class A*	760	52,402
Pandora Media, Inc.*	1,950	51,870
AOL, Inc.*	1,000	46,620
Zillow, Inc. — Class A*	510	41,682
OpenTable, Inc.*	410	32,542
Trulia, Inc.*	820	28,921
Total Internet Software & Services		2,970,657
Semiconductors - 16.1%
Intel Corp.	10,409	270,217
Texas Instruments, Inc.	3,786	166,243
Micron Technology, Inc.*	5,353	116,481
Taiwan Semiconductor Manufacturing
Company Ltd. ADR	6,313	110,099
Himax Technologies, Inc. ADR	6,980	102,676
Marvell Technology Group Ltd.	7,031	101,106
NXP Semiconductor N.V.*	2,200	101,046
Avago Technologies Ltd.	1,869	98,851
Broadcom Corp. — Class A	3,295	97,697
Analog Devices, Inc.	1,867	95,086
ARM Holdings plc ADR	1,732	94,810
Trina Solar Ltd. ADR*	6,550	89,539
Canadian Solar, Inc.*	2,900	86,478
Xilinx, Inc.	1,834	84,217
Linear Technology Corp.	1,705	77,663
Altera Corp.	2,386	77,617
NVIDIA Corp.	4,551	72,907
Microchip Technology, Inc.	1,592	71,242
Cree, Inc.*	1,070	66,950
Maxim Integrated Products, Inc.	2,396	66,872
Skyworks Solutions, Inc.*	1,952	55,749
First Solar, Inc.*	972	53,110
LSI Corp.	4,510	49,700
Atmel Corp.*	5,660	44,318
SunPower Corp. — Class A*	1,460	43,523
Synaptics, Inc.*	620	32,122
Cirrus Logic, Inc.*	1,350	27,581
Total Semiconductors		2,353,900
Systems Software - 10.1%
Microsoft Corp.	11,470	429,323
Oracle Corp.	8,079	309,103
VMware, Inc. — Class A*	1,638	146,945
Symantec Corp.	4,050	95,499
Check Point Software Technologies Ltd.*	1,474	95,102
CA, Inc.	2,783	93,648
Red Hat, Inc.*	1,449	81,202
ServiceNow, Inc.*	1,230	68,892
NetSuite, Inc.*	660	67,993
CommVault Systems, Inc.*	580	43,430
Fortinet, Inc.*	2,240	42,851
Total Systems Software		1,473,988
Data Processing & Outsourced Services - 10.0%
Visa, Inc. — Class A	1,266	281,912
MasterCard, Inc. — Class A	285	238,106
Automatic Data Processing, Inc.	1,823	147,317
Paychex, Inc.	2,121	96,569
Fidelity National Information Services, Inc.	1,761	94,530
Fiserv, Inc.*	1,570	92,709
Alliance Data Systems Corp.*	333	87,556
Western Union Co.	4,250	73,313
FleetCor Technologies, Inc.*	620	72,645
Computer Sciences Corp.	1,219	68,118
Vantiv, Inc. — Class A*	1,900	61,959
Total System Services, Inc.	1,790	59,571
Global Payments, Inc.	810	52,642
VeriFone Systems, Inc.*	1,660	44,521
Total Data Processing & Outsourced Services		1,471,468
Communications Equipment - 9.2%
QUALCOMM, Inc.	3,637	270,047
Cisco Systems, Inc.	11,843	265,875
BlackBerry Ltd.*	15,206	113,285
Nokia Oyj ADR*	12,700	102,997
Motorola Solutions, Inc.	1,481	99,968
Juniper Networks, Inc.*	3,615	81,591
Harris Corp.	930	64,923
F5 Networks, Inc.*	710	64,511
Brocade Communications Systems, Inc.*	5,460	48,430
Palo Alto Networks, Inc.*	820	47,125
JDS Uniphase Corp.*	3,194	41,458
Riverbed Technology, Inc.*	2,274	41,114
Ciena Corp.*	1,596	38,192
Finisar Corp.*	1,510	36,119
Aruba Networks, Inc.*	1,820	32,578
Total Communications Equipment		1,348,213
Application Software - 8.9%
Salesforce.com, Inc.*	2,474	136,540
Adobe Systems, Inc.*	2,226	133,293
NQ Mobile, Inc. ADR*,1	7,830	115,101

114 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2013

Technology Fund

	Shares	Value

Intuit, Inc.	1,445	$110,282
SAP AG ADR	1,097	95,593
Workday, Inc. — Class A*	1,090	90,644
Citrix Systems, Inc.*	1,304	82,478
Autodesk, Inc.*	1,617	81,384
ANSYS, Inc.*	760	66,272
Splunk, Inc.*	910	62,490
Concur Technologies, Inc.*	570	58,813
Nuance Communications, Inc.*	3,370	51,224
Informatica Corp.*	1,212	50,298
Cadence Design Systems, Inc.*	3,420	47,948
TIBCO Software, Inc.*	1,925	43,274
SolarWinds, Inc.*	1,000	37,830
Qlik Technologies, Inc.*	1,370	36,483
Total Application Software		1,299,947
COMPUTER HARDWARE - 6.2%
Apple, Inc.	969	543,715
Hewlett-Packard Co.	6,076	170,006
3D Systems Corp.*	820	76,203
Stratasys Ltd.*	470	63,309
NCR Corp.*	1,680	57,221
Total Computer Hardware		910,454
IT CONSULTING & OTHER SERVICES - 6.0%
International Business Machines Corp.	1,817	340,814
Accenture plc — Class A	1,607	132,128
Cognizant Technology Solutions
Corp. — Class A*	1,308	132,082
Infosys Ltd. ADR	1,620	91,692
Teradata Corp.*	1,452	66,051
Amdocs Ltd.	1,490	61,448
Leidos Holdings, Inc.	1,027	47,745
Total IT Consulting & Other Services		871,960
COMPUTER STORAGE & PERIPHERALS - 4.0%
EMC Corp.	6,882	173,082
Seagate Technology plc	2,090	117,374
Western Digital Corp.	1,261	105,798
SanDisk Corp.	1,344	94,806
NetApp, Inc.	2,178	89,603
Total Computer Storage & Peripherals		580,663
SEMICONDUCTOR EQUIPMENT - 3.2%
Applied Materials, Inc.	6,291	111,287
ASML Holding N.V. — Class G	1,011	94,731
KLA-Tencor Corp.	1,210	77,997
Lam Research Corp.*	1,305	71,057
SunEdison, Inc.*	4,910	64,076
Teradyne, Inc.*	2,510	44,226
Total Semiconductor Equipment		463,374
ELECTRONIC MANUFACTURING SERVICES - 2.2%
TE Connectivity Ltd.	1,860	102,504
Flextronics International Ltd.*	11,930	92,696
Trimble Navigation Ltd.*	2,070	71,829
Jabil Circuit, Inc.	2,922	50,960
Total Electronic Manufacturing Services		317,989
ELECTRONIC COMPONENTS - 1.4%
Corning, Inc.	6,751	120,303
Amphenol Corp. — Class A	1,004	89,537
Total Electronic Components		209,840
HOME ENTERTAINMENT SOFTWARE - 1.2%
Activision Blizzard, Inc.	4,595	81,930
Electronic Arts, Inc.*	2,661	61,043
Take-Two Interactive Software, Inc.*	1,720	29,876
Total Home Entertainment Software		172,849
TECHNOLOGY DISTRIBUTORS - 0.8%
Avnet, Inc.	1,330	58,666
Arrow Electronics, Inc.*	1,040	56,420
Total Technology Distributors		115,086
OFFICE ELECTRONICS - 0.6%
Xerox Corp.	7,583	92,285
Total Common Stocks
(Cost $8,815,089)		14,652,673

	Face
	Amount
REPURCHASE AGREEMENT††,2 - 1.1%
Credit Suisse Group
issued 12/31/13 at 0.00%
due 01/02/14	$159,468	159,468
Total Repurchase Agreement
(Cost $159,468)		159,468

SECURITIES LENDING COLLATERAL††,3 - 0.5%
REPURCHASE AGREEMENTS
HSBC Securities, Inc.
issued 12/31/13 at 0.01%
due 01/02/14	69,549	69,549
Deutsche Bank Securities, Inc.
issued 12/31/13 at 0.02%
due 01/02/14	10,251	10,251
Total Securities Lending Collateral
(Cost $79,800)		79,800
Total Investments - 101.7%
(Cost $9,054,357)		$14,891,941
Other Assets & Liabilities, net - (1.7)%		(243,432)
Total Net Assets - 100.0%		$14,648,509

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2013 — See Note 8.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 8.
ADR — American Depository Receipt
plc — Public Limited Company

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 115

Technology Fund

STATEMENT OF ASSETS
AND LIABILITIES

December 31, 2013

Assets:
Investments, at value - including $82,320 of securities loaned
(cost $8,815,089)	$14,652,673
Repurchase agreements, at value
(cost $239,268)	239,268
Total investments
(cost $9,054,357)	14,891,941
Receivables:
Fund shares sold	51,614
Dividends	5,025
Interest and securities lending income	165
Total assets	14,948,745
Liabilities:
Payable for:
Securities purchased	140,059
Upon return of securities loaned	79,800
Fund shares redeemed	50,339
Management fees	9,404
Transfer agent and administrative fees	2,766
Investor service fees	2,766
Portfolio accounting fees	1,107
Miscellaneous	13,995
Total liabilities	300,236
Net assets	$14,648,509
Net assets consist of:
Paid in capital	$10,291,839
Undistributed net investment income	1,649
Accumulated net realized loss on investments	(1,482,563)
Net unrealized appreciation on investments	5,837,584
Net assets	$14,648,509
Capital shares outstanding*	226,571
Net asset value per share*	$64.65

STATEMENT OF
OPERATIONS

Year Ended December 31, 2013

Investment Income:
Dividends (net of foreign withholding tax of $123)	$131,226
Income from securities lending, net	2,181
Interest	16
Total investment income	133,423

Expenses:
Management fees	84,629
Transfer agent and administrative fees	24,891
Investor service fees	24,891
Portfolio accounting fees	9,956
Professional fees	8,700
Custodian fees	1,135
Trustees’ fees**	1,046
Line of credit interest expense	81
Miscellaneous	7,366
Total expenses	162,695
Net investment loss	(29,272)
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,249,660
Net realized gain	1,249,660
Net change in unrealized appreciation (depreciation) on:
Investments	1,900,212
Net change in unrealized appreciation (depreciation)	1,900,212
Net realized and unrealized gain	3,149,872
Net increase in net assets resulting from operations	$3,120,600

* The shares outstanding and net asset value per share have been restated to reflect a 1-for-5 reverse share split effective January 24, 2014. See Note 10 in Notes to Financial Statements.

** Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

116 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

Technology Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(29,272)	$(28,061)
Net realized gain on investments	1,249,660	856,862
Net change in unrealized appreciation (depreciation) on investments	1,900,212	81,257
Net increase in net assets resulting from operations	3,120,600	910,058

Distributions to shareholders from:
Net realized gains	—	(1,504,762)
Total distributions to shareholders	—	(1,504,762)

Capital share transactions:
Proceeds from sale of shares	39,088,563	32,308,400
Distributions reinvested	—	1,504,762
Cost of shares redeemed	(35,737,995)	(34,894,941)
Net increase (decrease) from capital share transactions	3,350,568	(1,081,779)
Net increase (decrease) in net assets	6,471,168	(1,676,483)

Net assets:
Beginning of year	8,177,341	9,853,824
End of year	$14,648,509	$8,177,341
Undistributed net investment income at end of year	$1,649	$—

Capital share activity:*
Shares sold	716,685	561,477
Shares issued from reinvestment of distributions	—	33,145
Shares redeemed	(661,272)	(608,650)
Net increase (decrease) in shares	55,413	(14,028)

* Capital share activity for the years ended December 31, 2012 and 2013 has been restated to reflect a 1-for-5 reverse share split effective January 24, 2014. See Note 10 in Notes to Financial Statements.

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 117

Technology Fund

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013[c]	2012[c]	2011[c]	2010[c]	2009[c]
Per Share Data
Net asset value, beginning of period	$47.78	$53.21	$61.47	$54.85	$35.25
Income (loss) from investment operations:
Net investment loss[a]	(.15)	(.15)	(.45)	(.40)	(.30)
Net gain (loss) on investments (realized and unrealized)	17.02	5.97	(5.06)	7.02	19.90
Total from investment operations	16.87	5.82	(5.51)	6.62	19.60
Less distributions from:
Net realized gains	—	(11.25)	(2.75)	—	—
Total distributions	—	(11.25)	(2.75)	—	—
Net asset value, end of period	$64.65	$47.78	$53.21	$61.47	$54.85

Total Return[b]	35.39%	11.98%	(9.20%)	12.03%	55.60%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,649	$8,177	$9,854	$21,468	$39,967
Ratios to average net assets:
Net investment loss	(0.29%)	(0.27%)	(0.77%)	(0.74%)	(0.68%)
Total expenses	1.63%	1.67%	1.71%	1.65%	1.65%
Portfolio turnover rate	382%	277%	363%	357%	252%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

[c]	Reverse share split—Per share amounts for the years ended December 31, 2009, 2010, 2011, 2012 and 2013 have been restated to reflect a 1:5 reverse share split effective January 24, 2014. See Note 10 in Notes to Financial Statements.

118 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

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THE RYDEX FUNDS ANNUAL REPORT | 119

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2013

TELECOMMUNICATIONS FUND

OBJECTIVE:  Seeks to provide capital appreciation by investing in companies engaged in the development, manufacture, or sale of communications services or communications equipment (“Telecommunications Companies”).

For the year ended December 31, 2013, Telecommunications Fund returned 17.46%, compared with a gain of 32.39% for the S&P 500 Index. The S&P 500 Telecommunications Services Index returned 11.47%.

The industries contributing most were the wireless telecommunications services industry and the communications equipment industry. No industry detracted, but the diversified telecommunications services industry contributed least.

Sprint Corp., T-Mobile U.S., Inc and Qualcomm, Inc. were the strongest performers for the year.

CenturyLink, Inc., BlackBerry Ltd. and Ixia, Inc. detracted most from performance during the year.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 27, 2001

Ten Largest Holdings (% of Total Net Assets)
AT&T, Inc.	8.7%
Verizon Communications, Inc.	7.6%
QUALCOMM, Inc.	7.2%
Cisco Systems, Inc.	7.1%
Sprint Corp.	4.3%
T-Mobile US, Inc.	3.6%
Crown Castle International Corp.	3.2%
Vodafone Group plc ADR	2.8%
CenturyLink, Inc.	2.8%
Motorola Solutions, Inc.	2.7%
Top Ten Total	50.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

120 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*,†

Average Annual Returns

Periods Ended December 31, 2013*,†

	1 Year	5 Year	10 Year
Telecommunications Fund	17.46%	9.21%	2.37%
S&P 500 Telecommunication Services Index	11.47%	12.67%	8.14%
S&P 500 Index	32.39%	17.94%	7.41%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Telecommunication Services Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 121

SCHEDULE OF INVESTMENTS	December 31, 2013
TELECOMMUNICATIONS FUND

	Shares	Value

COMMON STOCKS† - 99.5%

COMMUNICATIONS EQUIPMENT - 44.7%
QUALCOMM, Inc.	2,129	$158,077
Cisco Systems, Inc.	6,939	155,781
Motorola Solutions, Inc.	867	58,523
Juniper Networks, Inc.*	2,119	47,826
BlackBerry Ltd.*	5,343	39,805
Nokia Oyj ADR*	4,884	39,609
Harris Corp.	546	38,116
F5 Networks, Inc.*	416	37,798
Ubiquiti Networks, Inc.*	639	29,368
Brocade Communications Systems, Inc.*	3,200	28,384
Palo Alto Networks, Inc.*	481	27,643
ARRIS Group, Inc.*	1,092	26,607
Telefonaktiebolaget LM Ericsson ADR	2,161	26,451
JDS Uniphase Corp.*	1,872	24,299
Riverbed Technology, Inc.*	1,330	24,046
ViaSat, Inc.*	379	23,744
Ciena Corp.*	937	22,422
Finisar Corp.*	883	21,121
Plantronics, Inc.	433	20,113
Polycom, Inc.*	1,737	19,507
Aruba Networks, Inc.*	1,067	19,099
ADTRAN, Inc.	650	17,557
NETGEAR, Inc.*	484	15,943
Infinera Corp.*	1,599	15,638
InterDigital, Inc.	499	14,716
Ixia*	1,065	14,175
Ruckus Wireless, Inc.*	984	13,973
Total Communications Equipment		980,341
WIRELESS TELECOMMUNICATION SERVICES - 27.0%
Sprint Corp.*	8,750	94,062
T-Mobile US, Inc.	2,336	78,583
Crown Castle International Corp.*	950	69,759
Vodafone Group plc ADR	1,574	61,874
SBA Communications Corp. — Class A*	537	48,244
America Movil SAB de CV ADR	1,818	42,487
Mobile Telesystems OJSC ADR	1,453	31,428
China Mobile Ltd. ADR	550	28,760
VimpelCom Ltd. ADR	2,064	26,708
Tim Participacoes S.A. ADR	987	25,899
SK Telecom Company Ltd. ADR	984	24,226
Telephone & Data Systems, Inc.	924	23,821
Rogers Communications, Inc. — Class B	495	22,399
Leap Wireless International, Inc.*	941	16,373
Total Wireless Telecommunication Services		594,623
INTEGRATED TELECOMMUNICATION SERVICES - 24.7%
AT&T, Inc.	5,453	191,727
Verizon Communications, Inc.	3,378	165,995
CenturyLink, Inc.	1,934	61,598
Windstream Holdings, Inc.[1]	3,740	29,845
Telefonica Brasil S.A. ADR	1,291	24,813
BCE, Inc.	549	23,766
Telefonica S.A. ADR	1,358	22,190
China Unicom Hong Kong Ltd. ADR	1,446	21,777
Total Integrated Telecommunication Services		541,711
ALTERNATIVE CARRIERS - 3.1%
Level 3 Communications, Inc.*	1,155	38,312
tw telecom, Inc. — Class A*	971	29,586
Total Alternative Carriers		67,898
Total Common Stocks
(Cost $1,260,037)		2,184,573

	Face
	Amount
REPURCHASE AGREEMENT††,2 - 3.2%
Credit Suisse Group
issued 12/31/13 at 0.00%
due 01/02/14	$69,341	69,341
Total Repurchase Agreement
(Cost $69,341)		69,341

SECURITIES LENDING COLLATERAL††,3 - 1.1%
Repurchase Agreements
HSBC Securities, Inc.
issued 12/31/13 at 0.01%
due 01/02/14	21,571	21,571
Deutsche Bank Securities, Inc.
issued 12/31/13 at 0.02%
due 01/02/14	3,179	3,179
Total Securities Lending Collateral
(Cost $24,750)		24,750
Total Investments - 103.8%
(Cost $1,354,128)		$2,278,664
Other Assets & Liabilities, net - (3.8)%		(84,408)
Total Net Assets - 100.0%		$2,194,256

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2013 — See Note 8.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 8.
ADR — American Depository Receipt
plc — Public Limited Company

122 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TELECOMMUNICATIONS FUND

STATEMENT OF ASSETS
AND LIABILITIES

December 31, 2013

Assets:
Investments, at value - including $23,940 of securities loaned
(cost $1,260,037)	$2,184,573
Repurchase agreements, at value
(cost $94,091)	94,091
Total investments
(cost $1,354,128)	2,278,664
Receivables:
Fund shares sold	163,081
Dividends	3,711
Foreign taxes reclaim	235
Interest and securities lending income	26
Total assets	2,445,717
Liabilities:
Payable for:
Securities purchased	217,520
Upon return of securities loaned	24,750
Management fees	2,002
Fund shares redeemed	1,239
Transfer agent and administrative fees	589
Investor service fees	589
Portfolio accounting fees	235
Miscellaneous	4,537
Total liabilities	251,461
Net assets	$2,194,256
Net Assets Consist Of:
Paid in capital	$3,873,420
Undistributed net investment income	54,752
Accumulated net realized loss on investments	(2,658,452)
Net unrealized appreciation on investments	924,536
Net assets	$2,194,256
Capital shares outstanding*	41,445
Net asset value per share*	$52.94

STATEMENT OF
OPERATIONS

Year Ended December 31, 2013

Investment Income:
Dividends (net of foreign withholding tax of $3,033)	$105,688
Income from securities lending, net	1,749
Interest	6
Total investment income	107,443

Expenses:
Management fees	27,093
Transfer agent and administrative fees	7,969
Investor service fees	7,969
Portfolio accounting fees	3,187
Professional fees	2,843
Trustees’ fees**	383
Custodian fees	355
Line of credit interest expense	80
Miscellaneous	2,372
Total expenses	52,251
Net investment income	55,192

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	402,110
Net realized gain	402,110
Net change in unrealized appreciation (depreciation) on:
Investments	15,291
Net change in unrealized appreciation (depreciation)	15,291
Net realized and unrealized gain	417,401
Net increase in net assets resulting from operations	$472,593

*	The shares outstanding and net asset value per share have been restated to reflect a 1-for-5 reverse share split effective January 24, 2014. See Note 10 in Notes to Financial Statements.
**	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 123

TELECOMMUNICATIONS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment income	$55,192	$55,375
Net realized gain (loss) on investments	402,110	(231,460)
Net change in unrealized appreciation (depreciation) on investments	15,291	43,706
Net increase (decrease) in net assets resulting from operations	472,593	(132,379)

Distributions to shareholders from:
Net investment income	(55,157)	(63,032)
Total distributions to shareholders	(55,157)	(63,032)

Capital share transactions:
Proceeds from sale of shares	37,680,590	39,023,725
Distributions reinvested	55,157	63,032
Cost of shares redeemed	(38,856,105)	(40,361,197)
Net decrease from capital share transactions	(1,120,358)	(1,274,440)
Net decrease in net assets	(702,922)	(1,469,851)

Net assets:
Beginning of year	2,897,178	4,367,029
End of year	$2,194,256	$2,897,178
Undistributed net investment income at end of year	$54,752	$55,156

Capital share activity:*
Shares sold	771,074	842,843
Shares issued from reinvestment of distributions	1,110	1,437
Shares redeemed	(793,719)	(878,389)
Net decrease in shares	(21,535)	(34,109)

* Capital share activity for the years ended December 31, 2012 and 2013 has been restated to reflect a 1-for-5 reverse share split effective January 24, 2014. See Note 10 in Notes to Financial Statements.

124 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TELECOMMUNICATIONS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013[c]	2012[c]	2011[c]	2010[c]	2009[c]
Per Share Data
Net asset value, beginning of period	$46.00	$44.98	$55.21	$48.98	$39.70
Income (loss) from investment operations:
Net investment income[a]	.85	.65	.80	.30	.90
Net gain (loss) on investments (realized and unrealized)	7.09	1.52	(8.73)	6.78	10.38
Total from investment operations	7.94	2.17	(7.93)	7.08	11.28
Less distributions from:
Net investment income	(1.00)	(1.15)	(.60)	(.85)	(2.00)
Net realized gains	—	—	(1.70)	—	—
Total distributions	(1.00)	(1.15)	(2.30)	(.85)	(2.00)
Net asset value, end of period	$52.94	$46.00	$44.98	$55.21	$48.98

Total Return[b]	17.46%	4.86%	(14.40%)	14.51%	28.68%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,194	$2,897	$4,367	$8,077	$5,748
Ratios to average net assets:
Net investment income	1.73%	1.46%	1.49%	0.66%	2.03%
Total expenses	1.64%	1.67%	1.71%	1.67%	1.66%
Portfolio turnover rate	1,267%	1,077%	1,100%	1,276%	694%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

[c]	Reverse share split—Per share amounts for the years ended December 31, 2009, 2010, 2011, 2012 and 2013 have been restated to reflect a 1:5 reverse share split effective January 24, 2014. See Note 10 in Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 125

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2013

TRANSPORTATION FUND

OBJECTIVE:  Seeks to provide capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment (“Transportation Companies”).

For the year ended December 31, 2013, Transportation Fund returned 50.64%, compared with a gain of 32.39% for the S&P 500 Index. The S&P 500 Industrials Index returned 40.68%.

The road & rail segment industry contributed most to return, followed by the auto components industry. No industry detracted, but the lightly weighted marine industry contributed least.

Tesla Motors, Inc., Delta Air Lines, Inc. and United Parcel Services, Inc. Class B were the biggest contributors to performance for the year.

C.H. Robinson Worldwide, Inc., LATAM Airlines Group S.A. and Arkansas Best Corp. detracted most from performance during the year.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: June 11, 2001

Ten Largest Holdings (% of Total Net Assets)

United Parcel Service, Inc. — Class B	5.5%
Union Pacific Corp.	5.0%
Ford Motor Co.	4.5%
General Motors Co.	4.2%
FedEx Corp.	3.8%
Johnson Controls, Inc.	3.3%
Norfolk Southern Corp.	3.0%
CSX Corp.	3.0%
Delta Air Lines, Inc.	2.7%
Tesla Motors, Inc.	2.5%
Top Ten Total	37.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

126 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*,†

Average Annual Returns

Periods Ended December 31, 2013*,†

	1 Year	5 Year	10 Year
Transportation Fund	50.64%	18.06%	8.41%
S&P 500 Industrials Index	40.68%	19.84%	8.57%
S&P 500 Index	32.39%	17.94%	7.41%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Industrials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 127

SCHEDULE OF INVESTMENTS	December 31, 2013
TRANSPORTATION FUND

	Shares	Value

COMMON STOCKS† - 99.2%

AUTO PARTS & EQUIPMENT - 19.6%
Johnson Controls, Inc.	13,356	$685,164
BorgWarner, Inc.	7,420	414,852
Delphi Automotive plc	6,710	403,472
TRW Automotive Holdings Corp.*	4,460	331,779
Magna International, Inc.	3,900	320,034
Autoliv, Inc.	3,400	312,120
Lear Corp.	3,643	294,974
Allison Transmission Holdings, Inc.	9,420	260,086
Gentex Corp.	7,240	238,848
Visteon Corp.*	2,799	229,210
Tenneco, Inc.*	3,760	212,703
Dana Holding Corp.	10,110	198,358
American Axle & Manufacturing Holdings, Inc.*	7,070	144,582
Total Auto Parts & Equipment		4,046,182
RAILROADS - 17.8%
Union Pacific Corp.	6,144	1,032,192
Norfolk Southern Corp.	6,760	627,531
CSX Corp.	21,746	625,632
Kansas City Southern	3,412	422,508
Canadian Pacific Railway Ltd.	2,444	369,826
Canadian National Railway Co.	5,804	330,944
Genesee & Wyoming, Inc. — Class A*	2,669	256,357
Total Railroads		3,664,990
AIRLINES - 15.6%
Delta Air Lines, Inc.	20,552	564,564
American Airlines Group, Inc.*,1	19,713	497,753
United Continental Holdings, Inc.*	11,537	436,445
Southwest Airlines Co.	22,347	421,017
Copa Holdings S.A. — Class A	2,076	332,388
Ryanair Holdings plc ADR*	6,440	302,229
Alaska Air Group, Inc.	3,582	262,811
Spirit Airlines, Inc.*	4,700	213,427
JetBlue Airways Corp.*	21,430	183,227
Total Airlines		3,213,861
AUTOMOBILE MANUFACTURERS - 15.3%
Ford Motor Co.	60,555	934,363
General Motors Co.*	21,080	861,540
Tesla Motors, Inc.*,1	3,380	508,284
Tata Motors Ltd. ADR	10,760	331,408
Toyota Motor Corp. ADR	2,590	315,773
Thor Industries, Inc.	3,691	203,854
Total Automobile Manufacturers		3,155,222
AIR FREIGHT & LOGISTICS - 13.5%
United Parcel Service, Inc. — Class B	10,797	1,134,548
FedEx Corp.	5,502	791,023
Expeditors International
of Washington, Inc.	8,020	354,885
CH Robinson Worldwide, Inc.	6,022	351,323
UTI Worldwide, Inc.	9,010	158,216
Total Air Freight & Logistics		2,789,995
TRUCKING - 11.8%
Hertz Global Holdings, Inc.*	14,862	425,351
J.B. Hunt Transport Services, Inc.	4,510	348,624
Old Dominion Freight Line, Inc.*	4,717	250,095
Avis Budget Group, Inc.*	6,007	242,803
Ryder System, Inc.	2,986	220,307
Swift Transportation Co. — Class A*,1	8,840	196,336
Landstar System, Inc.	3,206	184,185
Con-way, Inc.	4,309	171,110
Werner Enterprises, Inc.	6,110	151,100
Knight Transportation, Inc.	7,560	138,650
Arkansas Best Corp.	3,070	103,398
Total Trucking		2,431,959
MOTORCYCLE MANUFACTURERS - 2.2%
Harley-Davidson, Inc.	6,600	456,984
TIRES & RUBBER - 2.1%
Goodyear Tire & Rubber Co.	11,985	285,842
Cooper Tire & Rubber Co.	6,320	151,933
Total Tires & Rubber		437,775
MARINE - 1.3%
Kirby Corp.*	2,705	268,471
Total Common Stocks
(Cost $13,644,676)		20,465,439

128 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2013
TRANSPORTATION FUND

	Face
	Amount	Value

REPURCHASE AGREEMENT††,2 - 0.4%
Credit Suisse Group
issued 12/31/13 at 0.00%
due 01/02/14	$87,283	$87,283
Total Repurchase Agreement
(Cost $87,283)		87,283

SECURITIES LENDING COLLATERAL††,3 - 3.4%
Repurchase Agreements
HSBC Securities, Inc.
issued 12/31/13 at 0.01%
due 01/02/14	607,188	607,188
Deutsche Bank Securities, Inc.
issued 12/31/13 at 0.02%
due 01/02/14	89,500	89,500
Total Securities Lending Collateral
(Cost $696,688)		696,688
Total Investments - 103.0%
(Cost $14,428,647)		$21,249,410
Other Assets & Liabilities, net - (3.0)%		(610,386)
Total Net Assets - 100.0%		$20,639,024

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2013 — See Note 8.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 8.
ADR — American Depository Receipt
plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 129

TRANSPORTATION FUND

STATEMENT OF ASSETS
AND LIABILITIES

December 31, 2013

Assets:
Investments, at value - including $683,810 of securities loaned
(cost $13,644,676)	$20,465,439
Repurchase agreements, at value
(cost $783,971)	783,971
Total investments
(cost $14,428,647)	21,249,410
Receivables:
Fund shares sold	121,315
Dividends	15,030
Interest and securities lending income	1,108
Total assets	21,386,863
Liabilities:
Payable for:
Upon return of securities loaned	696,688
Management fees	14,309
Fund shares redeemed	7,284
Transfer agent and administrative fees	4,209
Investor service fees	4,209
Portfolio accounting fees	1,683
Miscellaneous	19,457
Total liabilities	747,839
Net assets	$20,639,024
Net assets consist of:
Paid in capital	$23,695,966
Undistributed net investment income	—
Accumulated net realized loss on investments	(9,877,705)
Net unrealized appreciation on investments	6,820,763
Net assets	$20,639,024
Capital shares outstanding	832,830
Net asset value per share	$24.78

STATEMENT OF
OPERATIONS

Year Ended December 31, 2013

Investment Income:
Dividends (net of foreign withholding tax of $1,990)	$176,136
Income from securities lending, net	6,449
Interest	19
Total investment income	182,604

Expenses:
Management fees	122,421
Transfer agent and administrative fees	36,006
Investor service fees	36,006
Portfolio accounting fees	14,403
Professional fees	12,975
Custodian fees	1,661
Trustees’ fees*	938
Line of credit interest expense	103
Miscellaneous	10,773
Total expenses	235,286
Net investment loss	(52,682)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	484,010
Net realized gain	484,010
Net change in unrealized appreciation (depreciation) on:
Investments	4,804,603
Net change in unrealized appreciation (depreciation)	4,804,603
Net realized and unrealized gain	5,288,613
Net increase in net assets resulting from operations	$5,235,931

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

130 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TRANSPORTATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(52,682)	$(15,925)
Net realized gain on investments	484,010	522,202
Net change in unrealized appreciation (depreciation) on investments	4,804,603	300,248
Net increase in net assets resulting from operations	5,235,931	806,525

Capital share transactions:
Proceeds from sale of shares	51,959,880	33,992,011
Cost of shares redeemed	(43,856,511)	(33,069,006)
Net increase from capital share transactions	8,103,369	923,005
Net increase in net assets	13,339,300	1,729,530

Net assets:
Beginning of year	7,299,724	5,570,194
End of year	$20,639,024	$7,299,724
Undistributed net investment income at end of year	$—	$1

Capital share activity:
Shares sold	2,603,391	2,251,174
Shares redeemed	(2,214,360)	(2,205,383)
Net increase in shares	389,031	45,791

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 131

TRANSPORTATION FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$16.45	$14.00	$15.74	$12.68	$10.91
Income (loss) from investment operations:
Net investment loss[a]	(.08)	(.04)	(.10)	(.04)	(.03)
Net gain (loss) on investments (realized and unrealized)	8.41	2.49	(1.64)	3.10	1.92
Total from investment operations	8.33	2.45	(1.74)	3.06	1.89
Less distributions from:
Net investment income	—	—	—	—	(.12)
Total distributions	—	—	—	—	(.12)
Net asset value, end of period	$24.78	$16.45	$14.00	$15.74	$12.68

Total Return[b]	50.64%	17.58%	(11.12%)	24.13%	17.39%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,639	$7,300	$5,570	$13,090	$8,462
Ratios to average net assets:
Net investment loss	(0.37%)	(0.29%)	(0.65%)	(0.32%)	(0.29%)
Total expenses	1.63%	1.67%	1.71%	1.65%	1.67%
Portfolio turnover rate	310%	594%	711%	693%	857%

a Net investment loss per share was computed using average shares outstanding throughout the period.

b Total return does not reflect the impact of any additional fees charged by insurance companies.

132 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE RYDEX FUNDS ANNUAL REPORT | 133

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2013

UTILITIES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that operate public utilities (“Utilities Companies”).

For the year ended December 31, 2013, Utilities Fund rose 13.63%, compared with a gain of 32.39% for the S&P 500 Index. The S&P 500 Utilities Index returned 13.21%.

The multi-utilities industry was the largest contributor to return, followed by electric utilities. No industry detracted from return, but the water utilities industry contributed least to return.

Dominion Resources, Inc., NextEra Energy, Inc. and ONEOK, Inc. were the best-performing holdings over the one-year period.

FirstEnergy Corp., Enersis S.A. and Dynegy, Inc. were the main detractors.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Duke Energy Corp.	3.8%
NextEra Energy, Inc.	3.4%
Dominion Resources, Inc.	3.3%
Southern Co.	3.3%
Exelon Corp.	2.7%
American Electric Power Company, Inc.	2.6%
Sempra Energy	2.6%
PPL Corp.	2.4%
PG&E Corp.	2.3%
Public Service Enterprise Group, Inc.	2.2%
Top Ten Total	28.6%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

134 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*,†

Average Annual Returns

Periods Ended December 31, 2013*,†

	1 Year	5 Year	10 Year
Utilities Fund	13.63%	10.20%	7.32%
S&P 500 Utilities Index	13.21%	10.17%	9.23%
S&P 500 Index	32.39%	17.94%	7.41%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Utilities Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 135

SCHEDULE OF INVESTMENTS	December 31, 2013
UTILITIES FUND

	Shares	Value

COMMON STOCKS† - 99.5%

ELECTRIC UTILITIES - 44.2%
Duke Energy Corp.	5,654	$390,183
NextEra Energy, Inc.	4,049	346,675
Southern Co.	8,190	336,691
Exelon Corp.	9,981	273,380
American Electric Power Company, Inc.	5,777	270,017
PPL Corp.	8,225	247,490
Edison International	4,731	219,045
FirstEnergy Corp.	6,492	214,106
Xcel Energy, Inc.	7,434	207,706
Northeast Utilities	4,882	206,948
Entergy Corp.	3,014	190,696
OGE Energy Corp.	4,335	146,957
Pinnacle West Capital Corp.	2,558	135,369
ITC Holdings Corp.	1,306	125,141
Pepco Holdings, Inc.	6,499	124,326
Westar Energy, Inc.	3,565	114,686
Great Plains Energy, Inc.	4,491	108,862
Cia Energetica de Minas Gerais ADR	12,790	99,634
Cleco Corp.	2,023	94,312
Hawaiian Electric Industries, Inc.	3,492	91,002
Enersis S.A. ADR	6,030	90,390
UNS Energy Corp.	1,479	88,518
IDACORP, Inc.	1,704	88,335
Portland General Electric Co.	2,814	84,983
UIL Holdings Corp.	2,160	83,700
ALLETE, Inc.	1,610	80,307
PNM Resources, Inc.	3,220	77,666
Total Electric Utilities		4,537,125
MULTI-UTILITIES - 33.1%
Dominion Resources, Inc.	5,315	343,827
Sempra Energy	2,939	263,805
PG&E Corp.	5,924	238,619
Public Service Enterprise Group, Inc.	7,117	228,029
Consolidated Edison, Inc.	4,083	225,708
DTE Energy Co.	2,924	194,124
NiSource, Inc.	5,581	183,503
CenterPoint Energy, Inc.	7,689	178,231
Wisconsin Energy Corp.	4,129	170,693
Ameren Corp.	4,595	166,155
CMS Energy Corp.	5,592	149,698
SCANA Corp.	3,049	143,090
MDU Resources Group, Inc.	4,466	136,436
Alliant Energy Corp.	2,605	134,418
Integrys Energy Group, Inc.	2,150	116,982
TECO Energy, Inc.	6,345	109,388
National Grid plc ADR	1,510	98,633
Vectren Corp.	2,708	96,134
Black Hills Corp.	1,639	86,064
Avista Corp.	2,575	72,589
NorthWestern Corp.	1,659	71,868
Total Multi-Utilities		3,407,994
GAS UTILITIES - 12.8%
ONEOK, Inc.	3,320	206,437
National Fuel Gas Co.	1,941	138,587
AGL Resources, Inc.	2,831	133,708
UGI Corp.	3,010	124,795
Atmos Energy Corp.	2,533	115,049
Questar Corp.	4,930	113,341
Southwest Gas Corp.	1,640	91,692
Piedmont Natural Gas Company, Inc.	2,691	89,234
WGL Holdings, Inc.	2,077	83,205
New Jersey Resources Corp.	1,700	78,608
South Jersey Industries, Inc.	1,370	76,665
Laclede Group, Inc.	1,510	68,765
Total Gas Utilities		1,320,086
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 5.8%
AES Corp.	12,487	181,186
NRG Energy, Inc.	6,022	172,952
Calpine Corp.*	8,401	163,904
Dynegy, Inc.*	3,820	82,206
Total Independent Power Producers & Energy Traders		600,248
WATER UTILITIES - 3.6%
American Water Works Company, Inc.	3,611	152,601
Aqua America, Inc.	4,832	113,987
Cia de Saneamento Basico do Estado
de Sao Paulo ADR	8,959	101,595
Total Water Utilities		368,183
Total Common Stocks
(Cost $5,910,154)		10,233,636

	Face
	Amount
REPURCHASE AGREEMENT††,1 - 0.6%
Credit Suisse Group
issued 12/31/13 at 0.00%
due 01/02/14	$57,625	57,625
Total Repurchase Agreement
(Cost $57,625)		57,625
Total Investments - 100.1%
(Cost $5,967,779)		$10,291,261
Other Assets & Liabilities, net - (0.1)%		(8,893)
Total Net Assets - 100.0%		$10,282,368

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.
ADR — American Depository Receipt
plc — Public Limited Company

136 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

UTILITIES FUND

STATEMENT OF ASSETS
AND LIABILITIES

December 31, 2013

Assets:
Investments, at value
(cost $5,910,154)	$10,233,636
Repurchase agreements, at value
(cost $57,625)	57,625
Total investments
(cost $5,967,779)	10,291,261
Receivables:
Fund shares sold	258,598
Dividends	24,174
Total assets	10,574,033
Liabilities:
Payable for:
Securities purchased	257,335
Management fees	7,253
Transfer agent and administrative fees	2,133
Investor service fees	2,133
Portfolio accounting fees	853
Fund shares redeemed	150
Miscellaneous	21,808
Total liabilities	291,665
Net assets	$10,282,368
Net assets consist of:
Paid in capital	$7,687,590
Undistributed net investment income	307,433
Accumulated net realized loss on investments	(2,036,137)
Net unrealized appreciation on investments	4,323,482
Net assets	$10,282,368
Capital shares outstanding	492,155
Net asset value per share	$20.89

STATEMENT OF
OPERATIONS

Year Ended December 31, 2013

Investment Income:
Dividends	$553,385
Interest	19
Income from securities lending, net	18
Total investment income	553,422

Expenses:
Management fees	127,290
Transfer agent and administrative fees	37,438
Investor service fees	37,438
Portfolio accounting fees	14,975
Professional fees	13,336
Trustees’ fees*	2,002
Custodian fees	1,705
Line of credit interest expense	308
Miscellaneous	11,498
Total expenses	245,990
Net investment income	307,432

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,653,830
Net realized gain	2,653,830
Net change in unrealized appreciation (depreciation) on:
Investments	(1,112,564)
Net change in unrealized appreciation (depreciation)	(1,112,564)
Net realized and unrealized gain	1,541,266
Net increase in net assets resulting from operations	$1,848,698

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 137

UTILITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment income	$307,432	$429,516
Net realized gain on investments	2,653,830	692,692
Net change in unrealized appreciation (depreciation) on investments	(1,112,564)	(1,278,394)
Net increase (decrease) in net assets resulting from operations	1,848,698	(156,186)

Distributions to shareholders from:
Net investment income	(429,515)	(459,947)
Total distributions to shareholders	(429,515)	(459,947)

Capital share transactions:
Proceeds from sale of shares	76,484,484	75,196,227
Distributions reinvested	429,515	459,947
Cost of shares redeemed	(83,724,602)	(91,024,832)
Net decrease from capital share transactions	(6,810,603)	(15,368,658)
Net decrease in net assets	(5,391,420)	(15,984,791)

Net assets:
Beginning of year	15,673,788	31,658,579
End of year	$10,282,368	$15,673,788
Undistributed net investment income at end of year	$307,433	$429,516

Capital share activity:
Shares sold	3,596,412	3,813,322
Shares issued from reinvestment of distributions	20,395	24,822
Shares redeemed	(3,944,119)	(4,641,914)
Net decrease in shares	(327,312)	(803,770)

138 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

UTILITIES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$19.13	$19.50	$17.04	$16.41	$15.41
Income (loss) from investment operations:
Net investment income[a]	.43	.42	.43	.41	.41
Net gain (loss) on investments (realized and unrealized)	2.18	(.22)	2.33	.72	1.65
Total from investment operations	2.61	.20	2.76	1.13	2.06
Less distributions from:
Net investment income	(.85)	(.57)	(.30)	(.50)	(1.06)
Total distributions	(.85)	(.57)	(.30)	(.50)	(1.06)
Net asset value, end of period	$20.89	$19.13	$19.50	$17.04	$16.41

Total Return[b]	13.63%	1.12%	16.29%	6.88%	13.80%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,282	$15,674	$31,659	$15,421	$15,814
Ratios to average net assets:
Net investment income	2.05%	2.16%	2.36%	2.48%	2.69%
Total expenses	1.64%	1.67%	1.69%	1.66%	1.67%
Portfolio turnover rate	464%	302%	369%	561%	309%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 139

NOTES TO FINANCIAL STATEMENTS

1.	Organization and Significant Accounting Policies Organization

The Rydex Variable Trust (the “Trust”), a Delaware business trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”) as a non-diversified, open-ended investment company and is authorized to issue an unlimited number of no par value shares. The Trust offers shares of the funds to insurance companies for their variable annuity and variable life insurance contracts.

At December 31, 2013, the Trust consisted of fifty-one separate funds. This report covers the Sector Funds (the “Funds”), while the other funds are contained in separate reports.

Guggenheim Investments (“GI”) provides advisory services and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Distributors, LLC (“GDL”) acts as principal underwriter for the Trust. GI, RFS and GDL are affiliated entities.

The Funds invest in specific industry sectors. To the extent that investments are concentrated in a single sector, the Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting such sector.

The Funds seek capital appreciation and invest substantially all of their assets in equity securities of companies involved in their sector.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

A. Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date.

Repurchase agreements are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) obtaining general information as to how these securities and assets trade; and (ii) obtaining other information and considerations, including current values in related markets.

B. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Distributions received from investments in REITs are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.

C. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain and loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

D. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

140 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

E.  The Funds may leave cash overnight in their cash account with the custodian, U.S. Bank. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

F.  Throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Trust pays GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds.

Management Fees
Fund	(as a % of Net Assets)
Banking Fund	0.85%
Basic Materials Fund	0.85%
Biotechnology Fund	0.85%
Consumer Products Fund	0.85%
Electronics Fund	0.85%
Energy Fund	0.85%
Energy Services Fund	0.85%
Financial Services Fund	0.85%
Health Care Fund	0.85%
Internet Fund	0.85%
Leisure Fund	0.85%
Precious Metals Fund	0.75%
Real Estate Fund	0.85%
Retailing Fund	0.85%
Technology Fund	0.85%
Telecommunications Fund	0.85%
Transportation Fund	0.85%
Utilities Fund	0.85%

RFS provides transfer agent and administrative services to the Funds calculated at an annual percentage rate of 0.25% of the average daily net assets of each Fund.

RFS also provides accounting services to the Funds for fees calculated at annualized rates below, based on the average daily net assets of each Fund.

Fund Accounting Fees	(as a % of net assets)
On the first $250 million	0.10%
On the next $250 million	0.075%
On the next $250 million	0.05%
Over $750 million	0.03%

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted an Investor Services Plan for which GDL and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GDL at an annual rate not to exceed 0.25% of average daily net assets. GDL, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

Certain officers and trustees of the Trust are also officers of GI, RFS and GDL.

3. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on Federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. A Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed.

The RIC Modernization Act of 2010 was signed into law on December 22, 2010 and seeks to simplify some of the tax provisions applicable to regulated investment companies, the tax reporting to their shareholders and to improve the tax efficiency of certain fund structures. The greatest impact to the disclosure in the financial reports for the Funds was on the treatment of net capital losses, effective for tax years beginning after December 22, 2010.

THE RYDEX FUNDS ANNUAL REPORT | 141

NOTES TO FINANCIAL STATEMENTS (continued)

One of the more prominent changes addresses capital loss carryforwards. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. As a result of this ordering rule, pre-enactment capital carryforwards may potentially expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended December 31, 2013, the following capital loss carryforward amounts expired, were used, or were permanently lost due to loss limitation rules in Section 382 of the Internal Revenue Code:

Fund	Amount
Banking Fund	$75,090
Biotechnology Fund	4,023,563
Consumer Products Fund	351,104
Electronics Fund	978,224
Financial Services Fund	1,038,474
Health Care Fund	4,305,507
Leisure Fund	395,086
Real Estate Fund	1,658,972
Technology Fund	945,536
Transportation Fund	923,316
Utilities Fund	1,664,172

The tax character of distributions paid during the year ended December 31, 2013 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
Banking Fund	$880,430	$—	$880,430
Basic Materials Fund	92,149	624,095	716,244
Consumer Products Fund	200,161	—	200,161
Electronics Fund	7,978	—	7,978
Energy Fund	45,288	322,147	367,435
Energy Services Fund	—	611,941	611,941
Financial Services Fund	56,822	—	56,822
Health Care Fund	44,395	—	44,395
Internet Fund	—	272,581	272,581
Leisure Fund	78,415	—	78,415
Precious Metals Fund	302,070	—	302,070
Real Estate Fund	363,786	—	363,786
Retailing Fund	228,248	668,600	896,848
Telecommunications Fund	55,157	—	55,157
Utilities Fund	429,515	—	429,515

142 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended December 31, 2012 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
Banking Fund	$21,221	$8,644	$29,865
Basic Materials Fund	567,991	785,307	1,353,298
Consumer Products Fund	186,253	—	186,253
Energy Fund	773,036	2,635,811	3,408,847
Energy Services Fund	47,149	2,568,873	2,616,022
Financial Services Fund	18,017	—	18,017
Internet Fund	—	1,259,155	1,259,155
Precious Metals Fund	—	5,322,508	5,322,508
Real Estate Fund	291,537	—	291,537
Technology Fund	—	1,504,762	1,504,762
Telecommunications Fund	63,032	—	63,032
Utilities Fund	459,947	—	459,947

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax character of distributable earnings/(accumulated losses) at December 31, 2013 was as follows:

	Undistributed	Undistributed	Net Unrealized
	Ordinary	Long-Term	Appreciation/	Capital Loss
Fund	Income	Capital Gain	Depreciation	Carryforward[1]
Banking Fund	$644,113	$168,959	$835,761	$(1,563,261)
Basic Materials Fund	50,739	744,999	2,719,838	—
Biotechnology Fund	—	—	11,806,891	(4,473,498)
Consumer Products Fund	123,887	1,472,799	5,233,443	—
Electronics Fund	—	—	618,567	(2,127,542)
Energy Fund	324,906	2,986,723	8,813,425	—
Energy Services Fund	—	1,809,161	7,136,773	—
Financial Services Fund	61,717	—	1,040,084	(5,050,843)
Health Care Fund	221,508	1,277,797	8,674,877	(2,254,160)
Internet Fund	460,364	286,377	4,277,495	—
Leisure Fund	76,275	843,583	4,566,607	(837,964)
Precious Metals Fund	33,577	—	(8,087,588)	(1,941,376)
Real Estate Fund	335,611	—	1,648,428	(7,507,809)
Retailing Fund	—	554,283	3,240,076	—
Technology Fund	—	—	4,504,498	(147,828)
Telecommunications Fund	54,273	—	101,219	(1,834,656)
Transportation Fund	—	—	5,450,904	(8,507,846)
Utilities Fund	307,432	—	2,598,552	(311,206)

THE RYDEX FUNDS ANNUAL REPORT | 143

NOTES TO FINANCIAL STATEMENTS (continued)

1A summary of the expiration of the aforementioned Capital Loss Carryforward is as follows:

								Total
	Expires in	Expires in	Expires in	Expires in	Expires in	Unlimited		Capital Loss
Fund	2014	2015	2016	2017	2018	Short-Term	Long-Term	Carryforward
Banking Fund	$—	$—	$—	$—	$—	$(1,563,261)	$—	$(1,563,261)*
Biotechnology Fund	—	—	—	(4,357,013)	(116,485)	—	—	(4,473,498)
Electronics Fund	(329,594)	(329,594)	(329,594)	(67,626)	(591,562)	(479,572)	—	(2,127,542)*
Financial Services Fund	—	—	(2,323,999)	(2,453,589)	(273,255)	—	—	(5,050,843)
Health Care Fund	—	—	(791,206)	(1,462,954)	—	—	—	(2,254,160)*
Leisure Fund	—	—	(837,964)	—	—	—	—	(837,964)*
Precious Metals	—	—	—	—	—	(1,712,662)	(228,714)	(1,941,376)
Real Estate Fund	—	—	(710,911)	(6,796,898)	—	—	—	(7,507,809)
Technology Fund	—	—	(147,828)	—	—	—	—	(147,828)
Telecommunications Fund	—	—	(501,247)	(1,059,529)	—	(47,773)	(226,107)	(1,834,656)*
Transportation Fund	—	—	—	(7,387,779)	(1,120,067)	—	—	(8,507,846)
Utilities Fund	—	—	—	(311,206)	—	—	—	(311,206)

*In accordance with section 382 of the Internal Revenue Code, a portion of certain fund losses are subject to an annual limitation. Note, this annual limitation is generally applicable to all of the capital loss carryforwards shown with respect to each Fund.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to wash sales, mark-to-market of passive foreign investment companies and foreign currency gains and losses. Additional differences may result from the tax treatment of net investment losses and expired capital loss carry-forwards. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

On the Statements of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

		Undistributed	Accumulated
	Paid In	Net Investment	Net Realized
Fund	Capital	Income	Gain (Loss)
Banking Fund	$—	$17,780	$(17,780)
Basic Materials Fund	—	(1,808)	1,808
Biotechnology Fund	(318,906)	326,846	(7,940)
Consumer Products Fund	(1)	(4)	5
Electronics Fund	(490,368)	(416)	490,784
Energy Fund	—	(7,976)	7,976
Energy Services Fund	(64,187)	63,094	1,093
Financial Services Fund	(2,688)	(13,880)	16,568
Health Care Fund	(3,537,831)	80,298	3,457,533
Internet Fund	—	96,605	(96,605)
Leisure Fund	(498)	(2,039)	2,537
Precious Metals Fund	—	261,746	(261,746)
Real Estate Fund	(142,321)	84,538	57,783
Retailing Fund	(36,446)	36,442	4
Technology Fund	(37,799)	30,921	6,878
Telecommunications Fund	—	(439)	439
Transportation Fund	(52,754)	52,681	73

144 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Gain (Loss)
Banking Fund	$5,169,267	$845,639	$(9,878)	$835,761
Basic Materials Fund	9,051,025	2,826,164	(106,326)	2,719,838
Biotechnology Fund	16,358,849	12,057,000	(250,109)	11,806,891
Consumer Products Fund	10,366,769	5,242,364	(8,921)	5,233,443
Electronics Fund	2,683,571	620,634	(2,067)	618,567
Energy Fund	13,441,012	8,935,177	(121,752)	8,813,425
Energy Services Fund	9,009,329	7,152,187	(15,414)	7,136,773
Financial Services Fund	7,880,398	1,086,843	(46,759)	1,040,084
Health Care Fund	22,066,321	8,878,967	(204,090)	8,674,877
Internet Fund	11,660,721	4,324,626	(47,131)	4,277,495
Leisure Fund	7,283,076	4,567,961	(1,354)	4,566,607
Precious Metals Fund	31,224,124	—	(8,087,600)	(8,087,600)
Real Estate Fund	13,109,735	1,786,315	(137,887)	1,648,428
Retailing Fund	6,371,392	3,243,765	(3,689)	3,240,076
Technology Fund	10,387,443	4,536,996	(32,498)	4,504,498
Telecommunications Fund	2,177,445	103,343	(2,124)	101,219
Transportation Fund	15,798,506	5,484,884	(33,980)	5,450,904
Utilities Fund	7,692,709	2,608,281	(9,729)	2,598,552

4.	Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

THE RYDEX FUNDS ANNUAL REPORT | 145

NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the inputs used to value the Funds’ net assets at December 31, 2013:

	Level 1	Level 2	Level 3
	Investments	Investments	Investments
	In Securities	In Securities	In Securities	Total
Assets
Banking Fund	$5,953,720	$51,308	$—	$6,005,028
Basic Materials Fund	11,524,479	246,384	—	11,770,863
Biotechnology Fund	26,660,290	1,505,450	—	28,165,740
Consumer Products Fund	15,470,563	129,649	—	15,600,212
Electronics Fund	3,248,308	53,830	—	3,302,138
Energy Fund	21,937,737	316,700	—	22,254,437
Energy Services Fund	16,031,536	114,566	—	16,146,102
Financial Services Fund	8,898,666	21,816	—	8,920,482
Health Care Fund	30,150,964	590,234	—	30,741,198
Internet Fund	15,457,724	480,492	—	15,938,216
Leisure Fund	11,772,872	76,811	—	11,849,683
Precious Metals Fund	22,445,505	691,019	—	23,136,524
Real Estate Fund	14,696,029	62,134	—	14,758,163
Retailing Fund	9,427,303	184,165	—	9,611,468
Technology Fund	14,652,673	239,268	—	14,891,941
Telecommunications Fund	2,184,573	94,091	—	2,278,664
Transportation Fund	20,465,439	783,971	—	21,249,410
Utilities Fund	10,233,636	57,625	—	10,291,261

For the year ended December 31, 2013, there were no transfers between levels.

5.	Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At December 31, 2013, the repurchase agreements in the joint account were as follows:

Counterparty and		Repurchase
Terms of Agreement	Face Value	Price	Collateral	Par Value	Fair Value
Credit Suisse Group			U.S. Treasury Note
0.00%			2.13%
Due 01/02/14	$19,614,479	$19,614,479	12/31/15	$19,342,400	$20,006,786

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

146 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

6. Securities Transactions

For the year ended December 31, 2013, the cost of purchases and proceeds from sales of investment securities, excluding government securities and short-term investments, were as follows:

Fund	Purchases	Sales
Banking Fund	$32,561,562	$38,908,783
Basic Materials Fund	45,463,352	49,906,185
Biotechnology Fund	71,049,219	73,566,485
Consumer Products Fund	74,036,950	77,976,177
Electronics Fund	25,447,872	27,031,348
Energy Fund	42,861,462	47,425,246
Energy Services Fund	39,733,194	40,920,199
Financial Services Fund	45,621,296	49,446,556
Health Care Fund	69,595,442	65,283,358
Internet Fund	31,806,520	26,097,279
Leisure Fund	23,036,162	23,863,837
Precious Metals Fund	63,595,667	67,888,697
Real Estate Fund	81,872,368	88,586,992
Retailing Fund	90,294,281	89,726,885
Technology Fund	41,718,793	38,348,937
Telecommunications Fund	38,042,760	39,139,433
Transportation Fund	51,756,984	43,672,019
Utilities Fund	68,918,500	75,831,791

7.	Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted, $75,000,000 line of credit from U.S. Bank, N.A., which expires June 15, 2014. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended December 31, 2013. On December 31, 2013, the Biotechnology Fund borrowed $205,000 under this agreement. The Funds did not have any other borrowings under this agreement at December 31, 2013.

The average daily balances borrowed for the year ended December 31, 2013 were as follows:

Fund	Average Daily Balance
Banking Fund	$6,581
Basic Materials Fund	9,444
Biotechnology Fund	18,301
Consumer Products Fund	10,181
Electronics Fund	2,233
Energy Fund	10,907
Energy Services Fund	12,230
Financial Services Fund	9,603
Health Care Fund	8,770
Internet Fund	2,762
Leisure Fund	3,110
Precious Metals Fund	64,342
Real Estate Fund	21,597
Retailing Fund	10,205
Technology Fund	6,353
Telecommunications Fund	6,304
Transportation Fund	8,132
Utilities Fund	24,244

8.	Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, Credit Suisse acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with Credit Suisse, cash collateral is invested in one or more joint repurchase agreements collateralized by obligations of the U.S. Treasury or Government Agencies and cash. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand.

THE RYDEX FUNDS ANNUAL REPORT | 147

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013, the Funds participated in securities lending as follows:

		Cash
	Value of	Collateral
Fund	Securities Loaned	Received
Banking Fund	$50,568	$34,200	*
Basic Materials Fund	92,690	97,200
Biotechnology Fund	1,473,528	1,505,450
Consumer Products Fund	66,895	67,575
Electronics Fund	24,240	28,800
Energy Fund	129,090	132,750
Health Care Fund	394,414	409,175
Internet Fund	456,431	452,325	*
Precious Metals Fund	612,287	625,183
Retailing Fund	66,682	66,750
Technology Fund	82,320	79,800	*
Telecommunications Fund	23,940	24,750
Transportation Fund	683,810	696,688

* Subsequent to December 31, 2013, additional collateral was received.

Cash collateral received was invested in the following joint repurchase agreements at December 31, 2013:

Counterparty and		Repurchase
Terms of Agreement	Face Value	Price	Collateral	Par Value	Fair Value
HSBC Securities, Inc.			Freddie Mac
0.01%			0.00%
Due 01/02/14	$3,678,443	$3,678,445	01/15/14 - 07/15/32	$6,233,587	$3,752,443
Deutsche Bank Securities, Inc.			Fannie Mae
0.02%			0.00% - 1.38%	830,054	551,310
Due 01/02/14	542,203	542,203	11/15/16 - 05/15/30
			Federal Home Loan Bank
			0.38%
			06/24/16	919	915
			Freddie Mac
			3.00%
			07/28/14	551	562

9.	Reverse Share Split

The Electronics Fund underwent a one-for-ten reverse share split effective April 5, 2013. The effect of the transaction was to divide the number of outstanding shares of the Fund by ten, resulting in a corresponding increase in the net asset value per share. The share transactions presented in the statement of changes in net assets and the per share data in the financial highlights for each of the periods presented prior to April 5, 2013 have been given retroactive effect to reflect this reverse share split. There were no changes in net assets, results of operations or total return as a result of this transaction.

10.	Subsequent Event

Effective January 24, 2014, a reverse share split occurred for the following funds:

Fund	Split Type
Precious Metals Fund	One-for-Five Reverse Split
Technology Fund	One-for-Five Reverse Split
Telecommunications Fund	One-for-Five Reverse Split

The effect of these transactions was to divide the number of outstanding shares of the Funds by the respective split ratio, resulting in a corresponding increase in the net asset value per share. The shares outstanding and the net asset value per share on the statements of assets and liabilities as of December 31, 2013, the share transactions presented in the statements of changes in net assets for each of the two years in the period then ended, and the per share data in the financial highlights for each of the years in the five year period then ended have been given retroactive effect to reflect these reverse share splits. There were no changes in net assets, results of operations or total return as a result of the transactions.

148 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

11. Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant in the case entitled Marc S. Kirscher, as Litigation Trustee for the Tribune Litigation Trust v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons” Action), as a result of the ownership of shares in the Tribune Company (“Tribune”) in 2007 by certain series of the Rydex Variable Trust when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. The plaintiff has alleged that, in connection with the LBO, insiders and shareholders were paid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune insolvent. The plaintiff has asserted claims against certain insiders, shareholders, professional advisers, and others involved in the LBO, and is attempting to obtain from these individuals and entities the proceeds paid out in connection with the LBO.

Rydex Variable Trust also has been named as a defendant in one or more of a group of lawsuits filed by a group of Tribune creditors that allege state law constructive fraudulent conveyance claims against former Tribune shareholders (the “SLCFC actions”).

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On November 20, 2013, the District Court ordered the parties in the FitzSimons action to meet and confer regarding a potential protocol for the briefing and argument of motions to dismiss to be filed in that action. On January 24, 2014, the Court extended the time for service of summonses and complaints in the FitzSimons action to February 28, 2014.

None of these lawsuits allege any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Lyondell Chemical Company

In December 2011, Rydex Variable Trust was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.).

Similar to the claims made in the Tribune matter, the Weisfelner complaint seeks to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

On January 14, 2014, the Court granted in part and denied in part the defendants’ motion to dismiss the Creditor Trust action. In particular, the Court dismissed all defendants who were conduits for the proceeds from the merger transaction, and also ruled that the plaintiff could not bring any claims on behalf of certain entities who had ratified the merger transaction. The Court also dismissed without prejudice the plaintiff’s claims for intentional fraudulent transfer against the remaining defendants, and gave the Credit Trustee leave to replead these claims. Finally, the Court denied the motion to dismiss with respect to the plaintiff’s claims for constructive fraudulent transfer against the remaining defendants.

This lawsuit does not allege any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,235,952; U.S. Long Short Momentum Fund - $523,200; Multi-Cap Core Equity Fund - $5,760; Hedged Equity Fund - $480; and Multi-Hedge Strategies Fund - $112,848. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

THE RYDEX FUNDS ANNUAL REPORT | 149

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Rydex Variable Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund (eighteen of the series constituting the Rydex Variable Trust) (the “Funds”), as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.

Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds at December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia

February 27, 2014

150 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the ordinary income distributions paid during the year, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying
Banking Fund	13%
Basic Materials Fund	100%
Electronics Fund	100%
Energy Fund	100%
Consumer Products Fund	100%
Financial Services Fund	100%
Health Care Fund	100%
Leisure Fund	100%
Precious Metals Fund	100%
Retailing Fund	70%
Telecommunications Fund	100%
Utilities Fund	100%

With respect to the taxable year ended December 31, 2013, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

			Energy
	Basic Materials	Energy	Services	Internet
	Fund	Fund	Fund	Fund
From long-term capital gains, subject to the 15% rate gains category:	$624,095	$322,147	$611,941	$272,581

	Retailing
	Fund
From long-term capital gains, subject to the 15% rate gains category	$668,600

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1.800.820.0888.

THE RYDEX FUNDS ANNUAL REPORT | 151

OTHER INFORMATION (Unaudited) (concluded)

Office Locations

The offices of Guggenheim Investments can be found in the following locations:

330 Madison Avenue

10th Floor

New York, NY 10017

(Headquarters)

Four Irvington Centre

805 King Farm Boulevard

Suite 600

Rockville, MD 20850

9401 Indian Creek Parkway

40 Corporate Woods

Suite 850

Overland Park, KS 66210

152 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.

TRUSTEE AND OFFICER
Name and	Length of Service as Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen
Donald C. Cacciapaglia*	Rydex Series Funds – 2012	213
(1951)	Rydex Variable Trust – 2012
Rydex Dynamic Funds – 2012
Rydex ETF Trust – 2012

Principal Occupations During Past Five Years: Current: Security Investors, LLC: President and CEO from April 2012 to present; Guggenheim Investments: President and Chief Administrative Officer from February 2010 to present; Previous: Channel Capital Group, Inc.: Chairman and CEO from April 2002 to February 2010

Positions held within the Trust: Trustee from 2012 to present; President from 2012 to present

INDEPENDENT TRUSTEES
Name and	Length of Service as Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen
Corey A. Colehour	Rydex Series Funds – 1993	132
(1945)	Rydex Variable Trust – 1998
Rydex Dynamic Funds – 1999
Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired; Previous: President and Senior Vice President of Schield Management Company (registered investment adviser) from 2003 to 2006

Positions held within the Trust: Trustee from 1993 to present; Member of the Audit and Governance and Nominating Committees from 1995 to present

J. Kenneth Dalton	Rydex Series Funds – 1995	132
(1941)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired

Positions held within the Trust: Trustee from 1995 to present; Member and Chairman of the Audit Committee from 1997 to present; Member of the Governance and Nominating Committees from 1995 to present; and Member of the Risk Oversight Committee from 2010 to present

John O. Demaret	Rydex Series Funds – 1997	132
(1940)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired

Positions held within the Trust: Trustee from 1997 to present; Chairman of the Board from 2006 to present; Member of the Audit Committee from 1997 to present; and Member of the Risk Oversight Committee from 2010 to present

THE RYDEX FUNDS ANNUAL REPORT | 153

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (continued)

INDEPENDENT TRUSTEES - concluded
Name and	Length of Service as Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen
Werner E. Keller	Rydex Series Funds – 2005	132
(1940)	Rydex Variable Trust – 2005
Rydex Dynamic Funds – 2005
Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Current: Founder and President of Keller Partners, LLC (investment research firm) from 2005 to present; Previous: Retired from 2001 to 2005 Positions held within the Trust: Vice Chairman of the Board of Trustees from 2010 to present; Trustee and Member of the Audit and Governance and Nominating Committees from 2005 to present; and Chairman and Member of the Risk Oversight Committee from 2010 to present

Thomas F. Lydon, Jr.	Rydex Series Funds – 2005	132
(1960)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Current: President of Global Trends Investments (registered investment adviser) from 1996 to present

Positions held within the Trust: Trustee and Member of the Audit and Governance and Nominating Committees from 2005 to present

Patrick T. McCarville	Rydex Series Funds – 1997	132
(1942)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired; Previous: Chief Executive Officer of Par Industries, Inc., d/b/a Par Leasing from 1977 to 2010

Positions held within the Trust: Trustee from 1997 to present; Member of the Audit Committee from 1997 to present; and Chairman of the Governance and Nominating Committees from 1997 to present

Roger Somers	Rydex Series Funds – 1993	132
(1944)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Founder and Chief Executive Officer of Arrow Limousine from 1965 to present

Positions held within the Trust: Trustee from 1993 to present; Member of the Audit and Governance and Nominating Committees from 1995 to present

154 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

EXECUTIVE OFFICERS

Name, Position and	Principal Occupations
Year of Birth	During Past Five Years

Michael P. Byrum* Vice President (1970)	Current: President, Security Benefit Asset Management Holdings, LLC; Senior Vice President, Security Investors, LLC; President & Chief Investment Officer, Rydex Holdings, LLC; Director & Chairman of the Board, Advisor Research Center, Inc.; and Manager, Rydex Specialized Products, LLC

Previous: Guggenheim Distributors, LLC (f/k/a Rydex Distributors, LLC), Vice President (2009); Rydex Fund Services, LLC, Director (2009–2010), Secretary (2002–2010); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.), Director (2008–2010), Chief Investment Officer (2006–2010), President (2004–2010), Secretary (2002–2010); Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Director (2008–2010), Chief Investment Officer (2006–2010), President (2004–2010), Secretary (2002–2010); Advisor Research Center, Inc., Secretary (2006–2009), and Executive Vice President (2006)

Nikolaos Bonos* Vice President and Treasurer (1963)	Current: Senior Vice President, Security Investors, LLC; Chief Executive Officer & Manager, Rydex Specialized Products, LLC; Chief Executive Officer & President, Rydex Fund Services, LLC; Vice President, Rydex Holdings, LLC; Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; and Vice President, Security Benefit Asset Management Holdings, LLC

Previous: Security Global Investors, LLC, Senior Vice President (2010–2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) Senior Vice President (2006–2011); Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Director (2009); and Rydex Specialized Products, LLC, Chief Financial Officer (2005–2009)

Elisabeth Miller* Chief Compliance Officer (1968)	Current: Chief Compliance Officer, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, Rydex ETF Trust, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, SBL Fund, Security Investors, LLC, and Guggenheim Distributors, LLC

Previous: Senior Manager, Security Investors, LLC and Guggenheim Distributors, LLC (2004–2009)

Amy J. Lee*	Current: Secretary and Senior Vice President, Security Investors, LLC (2004–present)
Vice President and Secretary (1961)	Previous: Vice President, Associate General Counsel & Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004–2012)

Joseph M. Arruda* Assistant Treasurer (1966)	Current: Assistant Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President, Security Investors, LLC; and Chief Financial Officer & Manager, Rydex Specialized Products, LLC

Previous: Security Global Investors, LLC, Vice President (2010–2011); and Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Vice President (2004–2011)

*	Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with Guggenheim Investments.

THE RYDEX FUNDS ANNUAL REPORT | 155

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Distributors, LLC, Security Investors, LLC, Security Distributors, Inc. and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies.

This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

156 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited) (concluded)

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

THE RYDEX FUNDS ANNUAL REPORT | 157

CLS ADVISORONE FUNDS

AMERIGO FUND

CLERMONT FUND

SELECT ALLOCATION FUND

RVAAO-2-1213x1214

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Guggenheim Distributors, LLC.

THE GUGGENHEIM FUNDS annual REPORT | 1

December 31, 2013

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for three of our funds that are part of the Rydex Variable Trust. This report covers performance of the Funds for the annual period ended December 31, 2013.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, a global, diversified financial services firm.

CLS Investments, LLC serves as investment sub-advisor to the Funds and is responsible for the day-to-day management of each Fund’s portfolio.

Guggenheim Distributors, LLC is the distributor of the Funds. Guggenheim Distributors, LLC is affiliated with Guggenheim Partners, LLC and Security Investors, LLC.

We encourage you to read the Market Overview section of the report, which follows this letter, and then the sub-advisor’s market commentary and portfolio positioning. After that, there is a Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia

President

January 31, 2014

Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

The Funds are subject to a number of risks and may not be suitable for all investors. • Because the Funds invest primarily in underlying funds, the value of your investment will fluctuate in response to the performance of the underlying funds. • In addition, investing through the Fund in a portfolio of underlying funds involves certain additional expenses that would not arise if you invested directly in the underlying funds. • The Funds’ investment in underlying funds that invest in small or medium capitalization companies, fixed income securities, foreign securities and foreign currencies exposes the Funds to certain risks. • Investing in securities of small- or medium-capitalization companies may involve greater risk of loss and more abrupt fluctuations in market prices than investments in larger companies. • Fixed income investments will change in value in response to interest rate changes and other factors. • The value of fixed income investments with longer maturities will fluctuate more in response to interest rate changes than fixed income investments with shorter-term maturities. • Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. • Additionally, diplomatic, political or economic developments in foreign countries could adversely impact investments in securities of foreign companies.

2 | THE GUGGENHEIM FUNDS annual REPORT

Economic and market overview (Unaudited)	December 31, 2013

The year ended December 31, 2013 wound down with a series of stronger-than-expected economic data releases. ISM manufacturing data (historically indicative of expansion or contraction) rose to its highest levels in over two years, consumer confidence rebounded following the government shutdown, housing starts surged, and the job market strengthened. Citing improved labor market conditions and a sustainable economic expansion, the U.S. Federal Reserve (the “Fed”) announced in December that it would reduce its monthly bond purchases by $10 billion, to $75 billion, starting in January 2014. Yet, at the same time, the Fed lengthened the time frame before which it will raise rates by promising to keep the Fed funds target rate at 0-0.25% at least as long as the unemployment rate remains above 6.5% and perhaps “well past” the time this target is reached. For the first time, the Fed also added a lower-bound target for inflation of 2%–lengthening the expected time frame before rates rise.

As the U.S. economy slowly strengthens, we may return to an environment where taking credit risk is not just a consequence of staying within duration targets or reaching for yield, but rather a proactive choice driven by a positive outlook on the economy. To sustain optimism, the Fed will need to monitor the unintended consequences of tapering and avoid negative economic repercussions, as happened in the summer of 2013 when a spike in 10-year Treasury yields dampened home sales. For markets, the Fed must convince investors that the economy is strong enough to withstand steady reductions of its asset purchases. These will likely be Janet Yellen’s top priorities as she takes over the helm of the Fed.

Last January, the global economy faced myriad headwinds, choppiness lay ahead, and we expected plenty of volatility in 2013. Nevertheless, we believed at that point that risk assets were the best choice for investors. Now, the headwinds of 2013 have largely dissipated, and the outlook appears benign for risk assets for the first three to six months of 2014, if not longer.

Many pundits may have underestimated the strength in the U.S. economy, with both third quarter and fourth quarter economic growth beating expectations. The final three months of 2013 were exceptionally good for U.S. equities, which produced a wealth effect that probably boosted holiday sales. All of this bodes well for the first quarter of 2014.

Market conditions could be even stronger in Europe. Economic data from the euro area’s periphery is improving faster than from the core, where inflation is also rising at a faster pace, giving the peripheral nations a competitive advantage. In Asia, markets have priced for a more negative scenario that now appears less likely. With the U.S. and Europe now out of recession, they are ready to underpin a recovery in export growth in the Asian region. As a synchronous global expansion gets under way, investors may become more comfortable with taking risk, and this should be reflected in asset prices in many regions around the globe.

For 2014, investors should bear in mind that the Fed will continue injecting liquidity into financial markets even as it tapers its asset purchases. Assuming that the Fed continues the same pace of reductions at each Federal Open Market Committee meeting, it would still purchase more than $500 billion of bonds in 2014–nearly the size of the Fed’s QE2 from November 2010 to June 2011. This should help support credit spreads. An accelerated pace of tapering from the Fed would signal faster-than-expected economic growth and spark higher demand for risk assets. On balance, we expect the impact of tapering to be neutral. Barring economic weakness, we expect relatively benign market conditions with no major spike in volatility.

For the year ended December 31, 2013, the Standard & Poor’s 500 (“S&P 500”) Index* returned 32.39%. Foreign markets were also strong: the Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index* returned 22.78%. The return of the MSCI Emerging Markets Index* was -2.60%.

In the bond market, the Barclays U.S. Aggregate Bond Index* posted a -2.02% return for the period. The Barclays U.S. Credit Index* returned -2.01%. The return of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.07% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS annual REPORT | 3

Economic and market overview (Unaudited) (continued)	December 31, 2013

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. Credit Index comprises the Barclays U.S. Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities. It is a subset of the Barclays U.S. Government/Credit Index and Barclays U.S. Aggregate Index.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

4 | THE GUGGENHEIM FUNDS annual REPORT

Economic and market overview (Unaudited) (concluded)	December 31, 2013

CLS AdvisorOne Funds Market Commentary

The calendar year ended December 31, 2013, witnessed more domestic equity gains for the global stock markets, particularly in the U.S. The current bull market ranks among the strongest ever in U.S. market history measured either by the duration or magnitude of the gains. Performance hasn’t been quite as strong for balanced, diversified portfolios. While absolute returns have also been impressive, performance relative to the broad market has lagged.

Performance in the AdvisorOne Funds was impacted by a few factors. The trading decisions and positioning within our fixed income positions added value in 2013, primarily by (1) keeping duration (i.e., a portfolio’s interest-rate sensitivity) below average during a historic surge in bond yields, and (2) maintaining a credit tilt in the portfolios by emphasizing out-performing fixed income asset class segments such as high yield bonds and bank loans.

The negatives, however, were in the equity positioning. First, the portfolios have been underweight equities due to a variety of factors, as discussed in our portfolio positioning below. Second, the portfolios were overweight (and continuing to add to) international equity positions. While our preference has been to add to developed markets, such as Europe, we did have a modest overweight to emerging markets, which did not help. Third, within our domestic equity positioning, we have generally been underweight the better-performing consumer discretionary sector. What helped considerably in terms of our equity positioning are the greatly reduced positions in emerging market equities from prior time periods.

CLS AdvisorOne Investment Outlook and Portfolio Positioning

Our optimism entering 2013 is turning into more caution for 2014. While we recognize the current positives including strong market momentum, an accommodating the Fed, a general uptick in economic activity, and seasonal trends, there are other factors that give us pause. First, valuations are not suggesting the equity market is cheap in absolute terms. If anything, some measures suggest the market is richly priced. Second, investor sentiment is strongly bullish, or perhaps more concerning, becoming complacent. Typically, when valuations and sentiment measures are at such levels, stock market returns moving forward are typically below-average with higher probabilities of short-term losses. In response, we have generally reduced the risk in the portfolios, while of course remaining within the risk tolerance that each Fund is mandated to follow.

Within equities, there are a few clear themes within the AdvisorOne Funds. First, we have a preference for higher-quality companies, or in other words, companies with more stable profitability, strong balance sheets and higher dividend growth. These companies have attractive relative valuations and should perform better in a slower-growth environment and potentially higher interest rates. Second, we are building positions in technology stocks. Though many sectors appear pricey relative to the rest of the market and their own histories, the technology sector appears inexpensive relative to prior levels. With our expectation that corporations will begin to increase capital expenditures, the technology sector should be a beneficiary. Third, within our equity holdings, we are increasing our international positioning. While our preference is to increase exposure to developed regions such as Europe, we are also likely to increase our positions in emerging markets in the months/quarters ahead. Valuations for the international markets relative to the U.S. are attractive and growth is likely picking up in the international economies.

Regarding the bond market, our basic outlook has not changed. In short, long-term return prospects are not exciting due to the rising interest rate environment. Nonetheless, we are maintaining some core positions as fixed income continues to serve the valuable roles of providing income and adding to portfolio stability. Within fixed income, we continue to keep our portfolio durations below market averages in the anticipation of higher interest rates in the quarters/years ahead. In addition, we are continuing to use more non-traditional fixed income asset classes such as bank loans. Lastly, alternative investments, particularly those that offer lower volatility and lower correlations to the stock market, remain on our shopping list.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS annual REPORT | 5

about shareholders’ fund expenses (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2013 and ending December 31, 2013.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

6 | THE GUGGENHEIM FUNDS annual REPORT

about shareholders’ fund expenses (Unaudited) (concluded)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	June 30, 2013	December 31, 2013	Period[2]
Table 1. Based on actual Fund return[3]
Amerigo Fund	1.67%	13.92%	$1,000.00	$1,139.20	$9.00
Clermont Fund	1.67%	6.30%	1,000.00	1,063.00	8.68
Select Allocation Fund	1.67%	10.88%	1,000.00	1,108.80	8.88

Table 2. Based on hypothetical 5% return (before expenses)
Amerigo Fund	1.67%	5.00%	$1,000.00	$1,016.79	$8.49
Clermont Fund	1.67%	5.00%	1,000.00	1,016.79	8.49
Select Allocation Fund	1.67%	5.00%	1,000.00	1,016.79	8.49

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest.

[2]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2013 to December 31, 2013.

THE GUGGENHEIM FUNDS annual REPORT | 7

performance report and FUND PROFILE (Unaudited)	December 31, 2013

AMERIGO FUND

OBJECTIVE: Seeks to provide long-term growth of capital without regard to current income.

Amerigo Fund returned 23.43% for the one-year period ended December 31, 2013, trailing its benchmark, the S&P 500® Index, which gained 32.39%.

During the period, domestic small-cap growth, health care, and consumer discretionary stocks outperformed most other asset classes.

Equity exposure was pared back slightly during the year in an effort to reduce risk in the portfolio as we believed that a mature bull market, higher valuations, and elevated bullish investor sentiment all warranted slightly more defensive positioning within the Fund.

Allocations over this period included an increase to domestic large-cap growth stocks, particularly technology, and developed international exposure, particularly that of developed Europe. Both domestic large-cap growth stocks and European stocks look attractive from a relative valuation perspective. In addition, Amerigo Fund has had an emphasis in allocating overweight positions to high quality stocks, as these types of companies tend to have more stable earnings during slow-growth environments.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 1, 2003

Ten Largest Holdings (% of Total Net Assets)
Vanguard Dividend Appreciation ETF	10.4%
iShares MSCI EAFE ETF	7.4%
Financial Select Sector SPDR Fund	6.5%
Technology Select Sector SPDR Fund	6.2%
iShares Russell 1000 Growth ETF	5.7%
Powershares QQQ Trust Series 1	5.5%
PowerShares International Dividend Achievers Portfolio	5.2%
WisdomTree Emerging Markets Equity Income Fund	4.9%
Energy Select Sector SPDR Fund	4.9%
iShares MSCI USA Quality Factor ETF	4.9%
Top Ten Total	61.6%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

8 | THE GUGGENHEIM FUNDS annual REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*,†

Average Annual Returns

Periods Ended December 31, 2013*,†

	1 Year	5 Year	10 Year
Amerigo Fund	23.43%	15.87%	6.31%
S&P 500 Index	32.39%	17.94%	7.41%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

the GUGGENHEIM FUNDS annual report | 9

Schedule of Investments	December 31, 2013
AMERIGO FUND

	Shares	Value

COMMON STOCKS† - 0.5%
FINANCIALS - 0.5%
Berkshire Hathaway, Inc. — Class B*	6,200	$735,072
Total Common Stocks
(Cost $608,532)		735,072

EXCHANGE TRADED FUNDS† - 97.3%
UNITED STATES OF AMERICA - 64.8%
Vanguard Dividend Appreciation ETF	215,897	16,244,091
Financial Select Sector SPDR Fund	465,600	10,178,016
Technology Select Sector SPDR Fund	274,200	9,799,908
iShares Russell 1000 Growth ETF	103,794	8,921,094
Powershares QQQ Trust Series 1	98,300	8,646,468
Energy Select Sector SPDR Fund[1]	87,100	7,709,221
iShares MSCI USA Quality Factor ETF	135,900	7,681,068
Vanguard Large-Capital ETF	78,400	6,648,320
Vanguard Mega Capital ETF[1]	87,799	5,545,385
Consumer Staples Select
Sector SPDR Fund[1]	99,300	4,267,914
Health Care Select Sector SPDR Fund	67,800	3,758,832
Vanguard Information Technology ETF[1]	23,500	2,103,720
SPDR S&P 500 ETF Trust	11,147	2,058,516
iShares US Pharmaceuticals ETF	16,700	1,972,243
iShares North American Tech-Software ETF[1]	21,600	1,772,712
iShares Russell 3000 ETF[1]	15,200	1,681,880
iShares S&P 100 ETF	20,200	1,663,470
SPDR S&P Insurance ETF	15,100	952,659
Total United States of America		101,605,517
GLOBAL - 23.3%
iShares MSCI EAFE ETF	172,400	11,561,144
PowerShares International
Dividend Achievers Portfolio	439,100	8,097,004
iShares Global 100 ETF[1]	93,100	7,199,423
Vanguard FTSE All-World ex-US ETF[1]	89,200	4,525,116
iShares Russell Top 200 Growth ETF[1]	63,500	2,867,660
PowerShares DB Agriculture Fund*,1	94,600	2,294,996
Total Global		36,545,343
EMERGING MARKETS - 6.0%
WisdomTree Emerging Markets Equity
Income Fund	151,700	7,741,251
iShares MSCI Emerging Markets ETF	40,100	1,674,977
Total Emerging Markets		9,416,228
EUROPEAN UNION - 2.4%
iShares MSCI EMU ETF	92,300	3,819,374
EUROPE - 0.8%
Vanguard FTSE Europe ETF	21,800	1,281,840
Total Exchange Traded Funds
(Cost $127,292,633)		152,668,302
SHORT TERM INVESTMENTS† - 0.9%
First American Treasury Obligations Fund	1,386,099	1,386,099
Total Short Term Investments
(Cost $1,386,099)		1,386,099

	Face
	Amount

SECURITIES LENDING COLLATERAL††,2 - 12.8%
Repurchase Agreements
HSBC Securities, Inc.
issued 12/31/13 at 0.01%
due 01/02/14	$17,513,051	17,513,051
Deutsche Bank Securities, Inc.
issued 12/31/13 at 0.02%
due 01/02/14	2,581,424	2,581,424
Total Securities Lending Collateral
(Cost $20,094,475)		20,094,475
Total Investments - 111.5%
(Cost $149,381,739)		$174,883,948
Other Assets & Liabilities, net - (11.5)%		(18,068,285)
Total Net Assets - 100.0%		$156,815,663

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2013 — See Note 9.
[2]	Securities lending collateral — See Note 9.

10 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

amerigo fund

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 2013

Assets:
Investments, at value - including
$19,757,198 of securities loaned
(cost $129,287,264)	$154,789,473
Repurchase agreements, at value
(cost $20,094,475)	20,094,475
Total investments
(cost $149,381,739)	174,883,948
Receivables:
Securities sold	2,134,967
Dividends	295,850
Fund shares sold	38,319
Interest and securities lending income	12,629
Total assets	177,365,713
Liabilities:
Payable for:
Upon return of securities loaned	20,094,475
Management fees	113,802
Fund shares redeemed	61,922
Transfer agent and administrative fees	31,612
Investor service fees	31,612
Portfolio accounting fees	12,644
Miscellaneous	203,983
Total liabilities	20,550,050
Net assets	$156,815,663
Net assets consist of:
Paid in capital	$145,820,757
Undistributed net investment income	471,586
Accumulated net realized loss on investments	(14,978,889)
Net unrealized appreciation on investments	25,502,209
Net assets	$156,815,663
Capital shares outstanding	3,709,283
Net asset value per share	$42.28

STATEMENT OF
OPERATIONS
Year Ended December 31, 2013

Investment income:
Dividends	$2,621,156
Income from securities lending, net	161,122
Total investment income	2,782,278

Expenses:
Management fees	1,287,020
Transfer agent and administrative fees	357,505
Investor service fees	357,505
Portfolio accounting fees	143,001
Professional fees	127,714
Custodian fees	16,176
Trustees’ fees*	15,176
Line of credit interest expense	137
Miscellaneous	105,826
Total expenses	2,410,060
Net investment income	372,218

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	17,470,683
Investments in affiliated issuers	268,950
Net realized gain	17,739,633
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	12,352,728
Investments in affiliated issuers	(156,907)
Net change in unrealized appreciation (depreciation)	12,195,821
Net realized and unrealized gain	29,935,454
Net increase in net assets resulting from operations	$30,307,672

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	The GUGGENHEIM FUNDS annual report | 11

amerigo fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment income	$372,218	$38,624
Net realized gain on investments	17,739,633	6,182,317
Net change in unrealized appreciation (depreciation) on investments	12,195,821	11,973,923
Net increase in net assets resulting from operations	30,307,672	18,194,864

Distributions to shareholders from:
Net investment income	(21,720)	—
Net realized gains	—	(7,691,849)
Total distributions to shareholders	(21,720)	(7,691,849)

Capital share transactions:
Proceeds from sale of shares	25,962,205	16,971,804
Distributions reinvested	21,720	7,691,849
Cost of shares redeemed	(32,615,080)	(46,215,705)
Net decrease from capital share transactions	(6,631,155)	(21,552,052)
Net increase (decrease) in net assets	23,654,797	(11,049,037)

Net assets:
Beginning of year	133,160,866	144,209,903
End of year	$156,815,663	$133,160,866
Undistributed net investment income at end of year	$471,586	$283,587

Capital share activity:
Shares sold	681,676	488,481
Shares issued from reinvestment of distributions	528	233,724
Shares redeemed	(860,277)	(1,340,624)
Net decrease in shares	(178,073)	(618,419)

12 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

amerigo fund

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$34.25	$32.01	$34.53	$30.01	$21.64
Income (loss) from investment operations:
Net investment income (loss)[a]	.10	.01	(.03)	(.04)	.03
Net gain (loss) on investments (realized and unrealized)	7.94	4.28	(2.49)	4.59	8.49
Total from investment operations	8.04	4.29	(2.52)	4.55	8.52
Less distributions from:
Net investment income	(.01)	—	—	(.03)	(.15)
Net realized gains	—	(2.05)	—	—	—
Total distributions	(.01)	(2.05)	—	(.03)	(.15)
Net asset value, end of period	$42.28	$34.25	$32.01	$34.53	$30.01

Total Return[b]	23.43%	13.71%	(7.30%)	15.13%	39.41%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$156,816	$133,161	$144,210	$199,487	$213,072
Ratios to average net assets:
Net investment income (loss)	0.26%	0.03%	(0.09%)	(0.13%)	0.12%
Total expenses[c]	1.69%	1.72%	1.76%	1.70%	1.71%
Portfolio turnover rate	90%	19%	48%	77%	102%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

[c]	Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.	The GUGGENHEIM FUNDS annual report | 13

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2013

CLERMONT FUND

OBJECTIVE: Seeks a combination of current income and growth of capital.

Clermont Fund returned 10.17% for the one-year period ended December 31, 2013, compared with its blended benchmark, consisting of 45% S&P 500® Index and 55% Barclays U.S. Credit Index, which gained 12.37%.

During the year, domestic small-cap growth, health care, and consumer discretionary stocks outperformed most other asset classes.

Equity exposure was pared back slightly in an effort to reduce risk in the portfolio as we believed that a mature bull market, higher valuations, and elevated bullish investor sentiment all warranted slightly more defensive positioning within the Fund.

Allocations over this period included an increase to domestic large-cap growth stocks, particularly technology, and developed international exposure, particularly that of developed Europe. Both domestic large-cap growth stocks and European stocks look attractive from a relative valuation perspective. In addition, Clermont Fund has had an emphasis in allocating overweight positions to high quality stocks, as these types of companies tend to have more stable earnings during slow-growth environments.

Within the Fund’s fixed income allocations, we increased positioning to Treasury Inflation Protection Securities in an effort to improve the credit quality of the Fund as credit spreads are tighter than they have been historically. In addition, the Fund’s bond positioning continues to be shorter duration than our fixed income benchmarks in an effort to mitigate the risk of potentially rising interest rates.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 1, 2003

Ten Largest Holdings (% of Total Net Assets)
Vanguard Dividend Appreciation ETF	11.9%
iShares TIPS Bond ETF	9.7%
iShares Floating Rate Bond ETF	7.5%
PIMCO Enhanced Short Maturity Exchange-Traded Fund	5.7%
PowerShares International Dividend Achievers Portfolio	5.6%
iShares Global 100 ETF	4.9%
PowerShares Senior Loan Portfolio	3.8%
Technology Select Sector SPDR Fund	3.4%
iShares MSCI USA Quality Factor ETF	3.4%
Pimco Total Return ETF	3.3%
Top Ten Total	59.2%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

14 | the GUGGENHEIM FUNDS annual report

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*,†

Average Annual Returns

Periods Ended December 31, 2013*,†

	1 Year	5 Year	10 Year
Clermont Fund	10.17%	10.61%	3.90%
S&P 500 Index	32.39%	17.94%	7.41%
Synthetic Balanced Benchmark††	12.37%	12.63%	6.46%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and Barclays U.S. Credit Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.
††	Benchmark reflects a 45/55 ratio of the performance of the S&P 500 Index and the Barclays U.S. Credit Index.

the GUGGENHEIM FUNDS annual report | 15

SCHEDULE OF INVESTMENTS	December 31, 2013
CLERMONT FUND

	Shares	Value

EXCHANGE TRADED FUNDS† - 99.1%
UNITED STATES OF AMERICA - 71.9%
Vanguard Dividend Appreciation ETF	123,600	$9,299,664
iShares TIPS Bond ETF	69,150	7,599,585
iShares Floating Rate Bond ETF	115,506	5,858,464
PowerShares Senior Loan Portfolio[1]	118,500	2,948,280
Technology Select Sector SPDR Fund	75,200	2,687,648
iShares MSCI USA Quality Factor ETF	47,187	2,667,009
iShares 1-3 Year Credit Bond ETF	22,400	2,362,304
SPDR Barclays Short Term
Corporate Bond ETF[1]	76,550	2,349,320
iShares iBoxx $ High Yield
Corporate Bond ETF	23,700	2,201,256
Financial Select Sector SPDR Fund	96,700	2,113,862
iShares iBoxx $ Investment Grade
Corporate Bond ETF[1]	18,500	2,112,885
ProShares Short Russell2000*	97,438	1,645,728
Powershares QQQ Trust Series 1	16,442	1,446,238
PIMCO 0-5 Year High Yield
Corporate Bond Index
Exchange-Traded Fund	11,000	1,169,960
Guggenheim BulletShares 2014
Corporate Bond ETF[1,3]	51,000	1,083,750
Health Care Select Sector SPDR Fund	19,500	1,081,080
iShares Russell 1000 Growth ETF	12,200	1,048,590
Alerian MLP ETF[1]	53,900	958,881
iShares North American
Tech-Software ETF[1]	10,300	845,321
RevenueShares Large Capital ETF	22,000	802,560
SPDR S&P 500 ETF Trust	4,200	775,614
PowerShares S&P 500 High
Quality Portfolio[1]	33,000	673,563
Vanguard Information Technology ETF	6,500	581,880
iShares 20+ Year Treasury Bond ETF[1]	5,000	509,300
Vanguard Intermediate-Term
Corporate Bond ETF	5,900	487,930
Schwab U.S. TIPs ETF	9,000	474,930
SPDR Nuveen Barclays Short Term
Municipal Bond ETF	16,500	400,785
Energy Select Sector SPDR Fund	1,100	97,361
WisdomTree Managed
Futures Strategy Fund*	1,300	54,002
Total United States of America		56,337,750
GLOBAL - 23.2%
PIMCO Enhanced Short
Maturity Exchange-Traded Fund	44,200	4,477,460
PowerShares International
Dividend Achievers Portfolio	237,200	4,373,968
iShares Global 100 ETF	49,700	3,843,301
Pimco Total Return ETF	24,500	2,566,130
Vanguard FTSE All-World ex-US ETF[1]	37,800	1,917,594
PowerShares DB Agriculture Fund*	40,692	987,188
Total Global		18,165,641
EMERGING MARKETS - 2.2%
WisdomTree Emerging Markets
Equity Income Fund[1]	33,900	1,729,917
EUROPEAN UNION - 1.8%
iShares MSCI EMU ETF	34,700	1,435,886
Total Exchange Traded Funds
(Cost $72,152,085)		77,669,194
SHORT TERM INVESTMENTS† - 1.9%
First American Treasury Obligations Fund	1,473,506	1,473,506
Total Short Term Investments
(Cost $1,473,506)		1,473,506

	Face
	Amount

SECURITIES LENDING COLLATERAL††,2 - 12.8%
Repurchase Agreements
HSBC Securities, Inc.
issued 12/31/13 at 0.01%
due 01/02/14	$8,746,579	8,746,579
Deutsche Bank Securities, Inc.
issued 12/31/13 at 0.02%
due 01/02/14	1,289,246	1,289,246
Total Securities Lending Collateral
(Cost $10,035,825)		10,035,825
Total Investments - 113.8%
(Cost $83,661,416)		$89,178,525
Other Assets & Liabilities, net - (13.8)%		(10,802,660)
Total Net Assets - 100.0%		$78,375,865

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2013 — See Note 9.
[2]	Securities lending collateral — See Note 9.
[3]	Investment in a product that pays a management fee to a party related to the advisor.

16 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

clermont fund

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 2013

Assets:
Investments, at value - including $9,763,920
of securities loaned
(cost $73,625,591)	$79,142,700
Repurchase agreements, at value
(cost $10,035,825)	10,035,825
Total investments
(cost $83,661,416)	89,178,525
Receivables:
Securities sold	284,399
Dividends	119,901
Fund shares sold	71,641
Interest and securities lending income	20,720
Total assets	89,675,186
Liabilities:
Payable for:
Upon return of securities loaned	10,035,825
Securities purchased	1,037,666
Management fees	57,408
Fund shares redeemed	20,170
Transfer agent and administrative fees	15,947
Investor service fees	15,947
Portfolio accounting fees	6,379
Miscellaneous	109,979
Total liabilities	11,299,321
Net assets	$78,375,865
Net assets consist of:
Paid in capital	$69,941,951
Undistributed net investment income	480,721
Accumulated net realized gain on investments	2,436,084
Net unrealized appreciation on investments	5,517,109
Net assets	$78,375,865
Capital shares outstanding	2,923,527
Net asset value per share	$26.81

STATEMENT OF
OPERATIONS
Year Ended December 31, 2013

Investment Income:
Dividends	$1,577,002
Income from securities lending, net	138,401
Interest	20,873
Total investment income	1,736,276

Expenses:
Management fees	690,173
Transfer agent and administrative fees	191,715
Investor service fees	191,715
Portfolio accounting fees	76,685
Professional fees	69,402
Custodian fees	8,620
Trustees’ fees*	8,417
Line of credit interest expense	89
Miscellaneous	56,063
Total expenses	1,292,879
Net investment income	443,397

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,957,412
Net realized gain	5,957,412
Net change in unrealized appreciation
(depreciation) on:
Investments	1,036,949
Net change in unrealized appreciation
(depreciation)	1,036,949
Net realized and unrealized gain	6,994,361
Net increase in net assets resulting
from operations	$7,437,758

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	The GUGGENHEIM FUNDS annual report | 17

clermont fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment income	$443,397	$1,173,203
Net realized gain on investments	5,957,412	5,446,808
Net change in unrealized appreciation (depreciation) on investments	1,036,949	1,111,898
Net increase in net assets resulting from operations	7,437,758	7,731,909

Distributions to shareholders from:
Net investment income	(1,163,542)	(1,203,713)
Net realized gains	(1,760,517)	—
Total distributions to shareholders	(2,924,059)	(1,203,713)

Capital share transactions:
Proceeds from sale of shares	18,035,766	20,118,272
Distributions reinvested	2,924,059	1,203,713
Cost of shares redeemed	(23,282,630)	(27,249,917)
Net decrease from capital share transactions	(2,322,805)	(5,927,932)
Net increase in net assets	2,190,894	600,264

Net assets:
Beginning of year	76,184,971	75,584,707
End of year	$78,375,865	$76,184,971
Undistributed net investment income at end of year	$480,721	$1,301,755

Capital share activity:
Shares sold	679,318	808,363
Shares issued from reinvestment of distributions	110,259	48,596
Shares redeemed	(880,068)	(1,100,577)
Net decrease in shares	(90,491)	(243,618)

18 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

clermont fund

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$25.28	$23.20	$23.69	$21.73	$18.09
Income (loss) from investment operations:
Net investment income[a]	.15	.38	.36	.44	.47
Net gain (loss) on investments (realized and unrealized)	2.41	2.11	(.43)	1.94	3.61
Total from investment operations	2.56	2.49	(.07)	2.38	4.08
Less distributions from:
Net investment income	(.41)	(.41)	(.42)	(.42)	(.44)
Net realized gains	(.62)	—	—	—	—
Total distributions	(1.03)	(.41)	(.42)	(.42)	(.44)
Net asset value, end of period	$26.81	$25.28	$23.20	$23.69	$21.73

Total Return[b]	10.17%	10.79%	(0.28%)	10.99%	22.58%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$78,376	$76,185	$75,585	$74,048	$66,803
Ratios to average net assets:
Net investment income	0.58%	1.54%	1.50%	1.97%	2.41%
Total expenses[c]	1.69%	1.72%	1.75%	1.71%	1.70%
Portfolio turnover rate	94%	46%	28%	68%	128%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.	The GUGGENHEIM FUNDS annual report | 19

performance report and FUND PROFILE (Unaudited)	December 31, 2013

select allocation FUND

OBJECTIVE: Seeks to provide total return, consisting of capital growth and income.

Select Allocation Fund returned 18.75% for the one-year period ended December 31, 2013, compared with its blended benchmark, 75% S&P 500® Index and 25% Barclays U.S. Credit Index, which gained 22.94%.

As equity prices moved higher, equity exposure was trimmed to an underweight position. This underweight position hampered further advancement, but is designed to mitigate losses in the event of a correction. Conservative holdings are focused on less interest rate sensitive bonds, such as floating rate bank loans and short-term credit.

International equities continued to lag domestic equities during the time period, which did weigh on the Fund’s performance. An underweight to commodities was a positive for performance, while an underweight to consumer discretionary stocks detracted from performance.

Portfolio repositioning during the year brought down equity exposure while increasing exposure to developed international. Equity investments were also shifted away from value-oriented sectors toward growth sectors such as technology, basic materials and industrials. The Fund maintained its overweight position to technology as its strongest sector overweight.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: November 10, 2006

Ten Largest Holdings (% of Total Net Assets)
iShares MSCI EAFE ETF	9.1%
Powershares QQQ Trust Series 1	5.4%
SPDR Dow Jones Industrial Average ETF Trust	5.2%
iShares MSCI ACWI ex US ETF	5.1%
SPDR Barclays Short Term Corporate Bond ETF	3.9%
Energy Select Sector SPDR Fund	3.6%
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	3.6%
iShares Floating Rate Bond ETF	3.5%
SPDR S&P MidCap 400 ETF Trust	3.5%
Vanguard Growth ETF	3.5%
Top Ten Total	46.4%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

20 | the GUGGENHEIM FUNDS annual report

performance report and FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*,†

Average Annual Returns

Periods Ended December 31, 2013*,†

			Since
			Inception
	1 Year	5 Year	(11/10/06)
Select Allocation Fund	18.75%	14.58%	4.32%	%
S&P 500 Index	32.39%	17.94%	6.45%	%
Synthetic Balanced Benchmark††	22.94%	15.60%	6.55%	%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and Barclays U.S. Credit Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.
††	Benchmark reflects a 75/25 ratio of the performance of the S&P 500 Index and the Barclays U.S. Credit Index.

the GUGGENHEIM FUNDS annual report | 21

Schedule of Investments	December 31, 2013

Select Allocation FUND

	Shares	Value

COMMON STOCKS† - 1.4%
Financials - 1.4%
Berkshire Hathaway, Inc. — Class B*	3,070	$363,979
Total Common Stocks
(Cost $296,274)		363,979

EXCHANGE TRADED FUNDS† - 96.0%
United States of America - 72.0%
Powershares QQQ Trust Series 1	16,392	1,441,839
SPDR Dow Jones Industrial
Average ETF Trust	8,364	1,383,990
SPDR Barclays Short Term
Corporate Bond ETF	33,930	1,041,312
Energy Select Sector SPDR Fund[1]	10,863	961,484
PIMCO 0-5 Year High Yield
Corporate Bond Index
Exchange-Traded Fund	8,996	956,815
iShares Floating Rate Bond ETF	18,685	947,703
SPDR S&P MidCap 400 ETF Trust	3,880	947,496
Vanguard Growth ETF	9,971	927,802
Vanguard Large-Capital ETF	10,640	902,272
Vanguard Total Stock Market ETF	7,560	725,155
iShares Core S&P 500 ETF	3,740	694,331
SPDR S&P 500 ETF Trust	3,710	685,126
Industrial Select Sector SPDR Fund	12,872	672,691
Vanguard Small-Capital ETF[1]	6,100	670,695
Vanguard Information Technology ETF	7,200	644,544
iShares 1-3 Year Treasury Bond ETF	6,660	561,971
Vanguard Health Care ETF[1]	5,110	516,774
SPDR Nuveen Barclays Short Term
Municipal Bond ETF	21,165	514,098
iShares Russell 1000 Growth ETF	5,948	511,231
Technology Select Sector SPDR Fund	13,216	472,340
Financial Select Sector SPDR Fund	19,610	428,675
SPDR Barclays Short Term
High Yield Bond ETF[1]	13,483	416,085
iShares North American
Tech-Software ETF[1]	4,344	356,512
iShares Russell Mid-Capital ETF	1,870	280,463
iShares iBoxx $ High Yield
Corporate Bond ETF	3,010	279,569
Vanguard Mega Capital Growth ETF	3,800	275,424
PowerShares DB US Dollar
Index Bullish Fund*	11,620	250,062
Materials Select Sector SPDR Fund	5,400	249,588
iShares Credit Bond ETF	2,270	242,663
iShares 3-7 Year Treasury Bond ETF	1,100	132,033
ProShares Short Russell2000*	6,300	106,407
Market Vectors Wide Moat ETF	2,778	80,118
Total United States of America		19,277,268
Global - 20.6%
iShares MSCI EAFE ETF	36,306	2,434,681
iShares MSCI ACWI ex US ETF	29,093	1,358,061
PIMCO Enhanced Short Maturity
Exchange-Traded Fund	7,783	788,418
PowerShares DB Commodity
Index Tracking Fund*	12,691	325,524
iShares MSCI Frontier 100 ETF	8,191	276,364
iShares Global Energy ETF	4,626	199,936
GreenHaven Continuous
Commodity Index Fund*	5,400	138,996
Total Global		5,521,980
Emerging Markets - 2.5%
iShares Core MSCI Emerging
Markets ETF[1]	5,307	264,341
iShares JP Morgan USD Emerging
Markets Bond ETF[1]	2,323	251,256
WisdomTree Emerging Markets
SmallCap Dividend Fund	3,350	154,402
Total Emerging Markets		669,999
China - 0.5%
Guggenheim China Small Capital ETF[3]	4,800	127,872
Mexico - 0.4%
iShares MSCI Mexico Capped ETF	1,780	121,040
Total Exchange Traded Funds
(Cost $22,535,686)		25,718,159
SHORT TERM INVESTMENTS† - 3.5%
First American Treasury
Obligations Fund	937,003	937,003
Total Short Term Investments
(Cost $937,003)		937,003

	Face
	Amount

SECURITIES LENDING COLLATERAL††,2 - 9.0%
Repurchase Agreements
HSBC Securities, Inc.
issued 12/31/13 at 0.01%
due 01/02/14	$2,096,915	2,096,915
Deutsche Bank Securities, Inc.
issued 12/31/13 at 0.02%
due 01/02/14	309,085	309,085
Total Securities Lending Collateral
(Cost $2,406,000)		2,406,000
Total Investments - 109.9%
(Cost $26,174,963)		$29,425,141
Other Assets & Liabilities, net - (9.9)%		(2,654,137)
Total Net Assets - 100.0%		$26,771,004

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2013 — See Note 9.
[2]	Securities lending collateral — See Note 9.
[3]	Investment in a product that pays a management fee to a party related to the advisor.

22 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

Select Allocation FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

Assets:
Investments, at value - including $2,361,042 of securities loaned
(cost $23,768,963)	$27,019,141
Repurchase agreements, at value
(cost $2,406,000)	2,406,000
Total investments
(cost $26,174,963)	29,425,141
Receivables:
Dividends	46,047
Fund shares sold	35,844
Interest and securities lending income	5,498
Total assets	29,512,530
Liabilities:
Payable for:
Upon return of securities loaned	2,406,000
Securities purchased	249,995
Management fees	19,183
Fund shares redeemed	12,754
Transfer agent and administrative fees	5,329
Investor service fees	5,329
Portfolio accounting fees	2,131
Miscellaneous	40,805
Total liabilities	2,741,526
Net assets	$26,771,004
Net assets consist of:
Paid in capital	$26,932,401
Undistributed net investment income	145,389
Accumulated net realized loss on investments	(3,556,964)
Net unrealized appreciation on investments	3,250,178
Net assets	$26,771,004
Capital shares outstanding	913,033
Net asset value per share	$29.32

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

Investment Income:
Dividends	$561,581
Income from securities lending, net	37,186
Interest	15,164
Total investment income	613,931

Expenses:
Management fees	251,497
Transfer agent and administrative fees	69,860
Investor service fees	69,860
Portfolio accounting fees	27,944
Professional fees	25,389
Trustees’ fees*	3,519
Custodian fees	3,128
Line of credit interest expense	1,047
Miscellaneous	20,679
Total expenses	472,923
Net investment income	141,008

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,928,303
Net realized gain	4,928,303
Net change in unrealized appreciation (depreciation) on:
Investments	(343,922)
Net change in unrealized appreciation (depreciation)	(343,922)
Net realized and unrealized gain	4,584,381
Net increase in net assets resulting from operations	$4,725,389

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	The GUGGENHEIM FUNDS annual report | 23

Select Allocation FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment income	$141,008	$388,783
Net realized gain on investments	4,928,303	1,599,312
Net change in unrealized appreciation (depreciation) on investments	(343,922)	1,955,531
Net increase in net assets resulting from operations	4,725,389	3,943,626

Distributions to shareholders from:
Net investment income	(387,107)	(370,966)
Total distributions to shareholders	(387,107)	(370,966)

Capital share transactions:
Proceeds from sale of shares	5,460,041	5,033,478
Distributions reinvested	387,107	370,966
Cost of shares redeemed	(15,579,040)	(11,738,381)
Net decrease from capital share transactions	(9,731,892)	(6,333,937)
Net decrease in net assets	(5,393,610)	(2,761,277)

Net assets:
Beginning of year	32,164,614	34,925,891
End of year	$26,771,004	$32,164,614
Undistributed net investment income at end of year	$145,389	$388,782

Capital share activity:
Shares sold	195,543	206,887
Shares issued from reinvestment of distributions	13,549	15,260
Shares redeemed	(579,066)	(487,108)
Net decrease in shares	(369,974)	(264,961)

24 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

Select Allocation FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$25.07	$22.56	$23.93	$21.39	$16.11
Income (loss) from investment operations:
Net investment income[a]	.14	.28	.23	.28	.31
Net gain (loss) on investments (realized and unrealized)	4.55	2.51	(1.25)	2.66	5.45
Total from investment operations	4.69	2.79	(1.02)	2.94	5.76
Less distributions from:
Net investment income	(.44)	(.28)	(.35)	(.40)	(.48)
Total distributions	(.44)	(.28)	(.35)	(.40)	(.48)
Net asset value, end of period	$29.32	$25.07	$22.56	$23.93	$21.39

Total Return[b]	18.75%	12.42%	(4.21%)	13.75%	35.79%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26,771	$32,165	$34,926	$42,028	$43,542
Ratios to average net assets:
Net investment income	0.50%	1.15%	0.97%	1.31%	1.70%
Total expenses[c]	1.69%	1.72%	1.75%	1.70%	1.71%
Portfolio turnover rate	99%	28%	35%	61%	131%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.	The GUGGENHEIM FUNDS annual report | 25

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies Organization

The Rydex Variable Trust (the “Trust”), a Delaware business trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”) as a non-diversified, open-ended investment company and is authorized to issue an unlimited number of no par value shares. The Trust offers shares of the funds to insurance companies for their variable annuity and variable life insurance contracts.

At December 31, 2013, the Trust consisted of fifty-one separate funds. This report covers the CLS AdvisorOne Funds (the “Funds”), while the other funds are contained in separate reports.

Guggenheim Investments (“GI”) provides advisory services and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Distributors, LLC (“GDL”) acts as principal underwriter for the Trust. GI, RFS and GDL are affiliated entities.

Each Fund invests primarily in Exchange Traded Funds (“ETFs”) (“underlying funds”), acting similar to a “fund of funds”.

CLS Investments, LLC serves as investment sub-advisor (the “Sub-Advisor”) to the Funds and is responsible for the day-to-day management of each Fund’s portfolio.

Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

A. Open-end investment companies (“Mutual Funds”) are valued at their net asset value per share (“NAV”) as of the close of business on the valuation date. Exchange Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sales price.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) obtaining general information as to how these securities and assets trade; and (ii) obtaining other information and considerations, including current values in related markets.

B. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discount, is accrued on a daily basis.

C. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

D. The Funds may leave cash overnight in their cash account with the custodian, U.S. Bank. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

E. Throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Financial Instruments

The Funds invest to a significant extent in shares of ETFs to gain exposure to their investment objectives. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. Although individual shares of an ETF are traded on an exchange (such as the NYSE, AMEX, or NASDAQ), large blocks of shares of ETFs are redeemable at net asset value. This ability to redeem large blocks of shares has historically resulted in the market price of individual shares of ETFs being at or near the NAV of the ETF’s underlying investments. However, shares of ETFs may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the ETF’s holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. The difference between the bid price and ask price, commonly referred to as the “spread,” will also vary for an ETF depending on the ETF’s trading volume and market liquidity. Generally, the greater the trading volume and market liquidity, the smaller the spread is and vice versa. Any of these factors may lead to an ETF’s shares trading at a premium or a discount to NAV. The Funds, from time to time, may invest in ETFs that are not registered pursuant to the 1940 Act. Such ETFs may include commodity pools that are registered pursuant to the Securities Act of 1933 and the Commodity Exchange Act.

26 | the GUGGENHEIM FUNDS annual report

NOTES TO FINANCIAL STATEMENTS (continued)

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at an annual percentage rate of 0.90% of the average daily net assets of each Fund.

GI pays the Sub-Advisor out of the advisory fees it receives. In addition, GI bears all of its own costs associated with providing these services and the expenses of the Trustees that are affiliated with GI. GI may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

Each Fund indirectly bears a proportionate share of the total operating expenses (including investment management, shareholder servicing, custody, transfer agency, audit and other expenses) of the underlying funds in which the Fund invests.

RFS provides transfer agent and administrative services to the Funds calculated at an annual percentage rate of 0.25% of the average daily net assets of each Fund.

RFS also provides accounting services to the Funds for fees calculated at annualized rates below, based on the average daily net assets of each Fund.

Fund Accounting Fees	(as a % of net assets)
On the first $250 million	0.10%
On the next $250 million	0.075%
On the next $250 million	0.05%
Over $750 million	0.03%

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted an Investor Services Plan for which GDL and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GDL at an annual rate not to exceed 0.25% of average daily net assets. GDL, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

The Board approved the use of a Distribution Plan for which GDL and other Service Providers may receive compensation. If a Service Provider provides distribution services, the Trust will pay distribution fees to GDL at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GDL, in turn, will pay the Service Provider out of its fees. GDL may, at its discretion, retain a portion of such payments to compensate itself for distribution services. Although approved, for the year ended December 31, 2013, this plan was not utilized.

Certain officers and trustees of the Trust are also officers of GI, RFS and GDL.

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

the GUGGENHEIM FUNDS annual report | 27

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Funds’ net assets at December 31, 2013:

	Level 1	Level 2	Level 3
	Investments	Investments	Investments
	In Securities	In Securities	In Securities	Total
Assets
Amerigo Fund	$154,789,473	$20,094,475	$—	$174,883,948
Clermont Fund	79,142,700	10,035,825	—	89,178,525
Select Allocation Fund	27,019,141	2,406,000	—	29,425,141

For the year ended December 31, 2013, there were no transfers between levels.

5. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on Federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed.

The RIC Modernization Act of 2010 was signed into law on December 22, 2010 and seeks to simplify some of the tax provisions applicable to regulated investment companies, the tax reporting to their shareholders and to improve the tax efficiency of certain fund structures. The greatest impact to the disclosure in the financial reports for the Funds was on the treatment of net capital losses, effective for tax years beginning after December 22, 2010.

One of the more prominent changes addresses capital loss carryforwards. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. As a result of this ordering rule, pre-enactment capital carryforwards may potentially expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended December 31, 2013, the following capital loss carryforward amounts expired, were used, or were permanently lost due to loss limitation rules in Section 382 of the Internal Revenue Code:

Fund	Amount
Amerigo Fund	$8,239,482
Clermont Fund	2,743,284
Select Allocation Fund	2,090,847

The tax character of distributions paid during 2013 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
Amerigo Fund	$21,720	$—	$21,720
Clermont Fund	1,163,542	1,760,517	2,924,059
Select Allocation Fund	387,107	—	387,107

28 | the GUGGENHEIM FUNDS annual report

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during 2012 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
Amerigo Fund	$—	$7,691,849	$7,691,849
Clermont Fund	1,203,713	—	1,203,713
Select Allocation Fund	370,966	—	370,966

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax character of distributable earnings/(accumulated losses) at December 31, 2013, was as follows:

	Undistributed	Undistributed	Net Unrealized
	Ordinary	Long-Term	Appreciation/	Capital Loss
Fund	Income	Capital Gain	(Depreciation)	Carryforward[1]
Amerigo Fund	$372,218	$9,463,991	$25,582,186	$(24,423,489)
Clermont Fund	443,393	3,204,050	5,538,913	(752,442)
Select Allocation Fund	140,872	2,782,578	3,253,305	(6,338,152)

1A summary of the expiration of the aforementioned Capital Loss Carryforward is as follows:

			Total
	Expires in	Expires in	Capital Loss
Fund	2016	2017	Carryforward
Amerigo Fund	$(4,974,149)	$(19,449,340)	$(24,423,489	)*
Clermont Fund	—	(752,442)	(752,442	)*
Select Allocation Fund	(1,369,091)	(4,969,061)	(6,338,152	)*

*In accordance with section 382 of the Internal Revenue Code, a portion of certain fund losses are subject to an annual limitation. Note, this annual limitation is generally applicable to all of the capital loss carryforwards shown with respect to each Fund.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to wash sales and partnership income and expenses. Additional differences may result from the tax treatment of net investment losses and expired capital loss carryforwards. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

On the Statements of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

		Undistributed	Accumulated
	Paid In	Net Investment	Net Realized
Fund	Capital	Income (Loss)	Gain (Loss)
Amerigo Fund	$—	$(162,499)	$162,499
Clermont Fund	—	(100,889)	100,889
Select Allocation Fund	—	2,706	(2,706)

At December 31, 2013, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Gain
Amerigo Fund	$149,301,762	$25,988,836	$(406,650)	$25,582,186
Clermont Fund	83,639,612	6,235,136	(696,223)	5,538,913
Select Allocation Fund	26,171,836	3,349,081	(95,776)	3,253,305

THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

NOTES TO FINANCIAL STATEMENTS (continued)

6. Securities Transactions

For the year ended December 31, 2013, the cost of purchases and proceeds from sales of investment securities, excluding government securities and short-term investments, were as follows:

Fund	Purchases	Sales
Amerigo Fund	$126,687,642	$135,393,840
Clermont Fund	70,948,759	74,860,532
Select Allocation Fund	27,129,529	37,108,685

7. Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act. Transactions during the year ended December 31, 2013 in which the portfolio company is an “affiliated person” are as follows:

		Value			Value	Shares	Investment	Realized
Fund	Security	12/31/12	Additions	Reductions	12/31/13	12/31/13	Income	Gain
Amerigo Fund	Exchange Traded Fund:
Barclays ETN+long C Leveraged
	ETN Linked to S&P 500	$940,408	$—	$783,501	$—	—	$—	$268,950

8. Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted, $75,000,000 line of credit from U.S. Bank, N.A., which expires June 15, 2014. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended December 31, 2013. The Funds did not have any borrowings under this agreement at December 31, 2013.

The average daily balances borrowed for the year ended December 31, 2013 were as follows:

Fund	Average Daily Balance
Amerigo Fund	$10,811
Clermont Fund	7,036
Select Allocation Fund	82,622

9. Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, Credit Suisse acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with Credit Suisse, cash collateral is invested in one or more joint repurchase agreements collateralized by obligations of the U.S. Treasury or Government Agencies and cash. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand.

At December 31, 2013, the Funds participated in securities lending as follows:

	Value of	Cash
Fund	Securities Loaned	Collateral Received
Amerigo Fund	$19,757,198	$20,094,475
Clermont Fund	9,763,920	10,035,825
Select Allocation Fund	2,361,042	2,406,000

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Cash collateral received was invested in the following joint repurchase agreements at December 31, 2013:

		Repurchase
Counterparty and Terms of Agreement	Face Value	Price	Collateral	Par Value	Fair Value
HSBC Securities, Inc.			Freddie Mac
0.01%			0.00%
Due 01/02/14	$28,356,545	$28,356,562	01/15/14 - 07/15/32	$48,053,769	$28,927,014
Deutsche Bank Securities, Inc.			Fannie Mae
0.02%			0.00% - 1.38%
Due 01/02/14	4,179,755	4,179,760	11/15/16 - 05/15/30	6,398,755	4,249,969
			Federal Home Loan Bank
			0.38%
			06/24/16	7,090	7,068
			Freddie Mac
			3.00%
			07/28/14	4,256	4,320

10. Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant in the case entitled Marc S. Kirscher, as Litigation Trustee for the Tribune Litigation Trust v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons” Action), as a result of the ownership of shares in the Tribune Company (“Tribune”) in 2007 by certain series of the Rydex Variable Trust when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. The plaintiff has alleged that, in connection with the LBO, insiders and shareholders were paid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune insolvent. The plaintiff has asserted claims against certain insiders, shareholders, professional advisers, and others involved in the LBO, and is attempting to obtain from these individuals and entities the proceeds paid out in connection with the LBO.

Rydex Variable Trust also has been named as a defendant in one or more of a group of lawsuits filed by a group of Tribune creditors that allege state law constructive fraudulent conveyance claims against former Tribune shareholders (the “SLCFC actions”).

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On November 20, 2013, the District Court ordered the parties in the FitzSimons action to meet and confer regarding a potential protocol for the briefing and argument of motions to dismiss to be filed in that action. On January 24, 2014, the Court extended the time for service of summonses and complaints in the FitzSimons action to February 28, 2014.

None of these lawsuits allege any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Lyondell Chemical Company

In December 2011, Rydex Variable Trust was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

NOTES TO FINANCIAL STATEMENTS (concluded)

Similar to the claims made in the Tribune matter, the Weisfelner complaint seeks to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

On January 14, 2014, the Court granted in part and denied in part the defendants’ motion to dismiss the Creditor Trust action. In particular, the Court dismissed all defendants who were conduits for the proceeds from the merger transaction, and also ruled that the plaintiff could not bring any claims on behalf of certain entities who had ratified the merger transaction. The Court also dismissed without prejudice the plaintiff’s claims for intentional fraudulent transfer against the remaining defendants, and gave the Credit Trustee leave to replead these claims. Finally, the Court denied the motion to dismiss with respect to the plaintiff’s claims for constructive fraudulent transfer against the remaining defendants.

This lawsuit does not allege any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,235,952; U.S. Long Short Momentum Fund - $523,200; Multi-Cap Core Equity Fund - $5,760; Hedged Equity Fund - $480; and Multi-Hedge Strategies Fund - $112,848. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders

of Rydex Variable Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Amerigo Fund, Clermont Fund and Select Allocation Fund (three of the series constituting the Rydex Variable Trust) (the “Funds”) as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.

Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds at December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia

February 27, 2014

THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the ordinary income distributions paid during the year, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying
Amerigo Fund	100.00%
Clermont Fund	54.51%
Select Allocation Fund	97.95%

With respect to the taxable year ended December 31, 2013, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Clermont
Fund
From long-term capital gains, subject to the 15% rate gains category:	$1,760,517

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1.800.820.0888.

Office Locations

The offices of Guggenheim Investments can be found in the following locations:

330 Madison Avenue

10th Floor

New York, NY 10017

(Headquarters)

Four Irvington Centre

805 King Farm Boulevard

Suite 600

Rockville, MD 20850

9401 Indian Creek Parkway

40 Corporate Woods

Suite 850

Overland Park, KS 66210

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.

TRUSTEE AND OFFICER

Name and	Length of Service as Trustee	Number of Funds
Year of Birth	(Year Began)	Overseen
Donald C. Cacciapaglia*	Rydex Series Funds – 2012	213
(1951)	Rydex Variable Trust – 2012
Rydex Dynamic Funds – 2012
Rydex ETF Trust – 2012

Principal Occupations During Past Five Years: Current: Security Investors, LLC: President and CEO from April 2012 to present; Guggenheim Investments: President and Chief Administrative Officer from February 2010 to present; Previous: Channel Capital Group, Inc.: Chairman and CEO from April 2002 to February 2010

Positions held within the Trust: Trustee from 2012 to present; President from 2012 to present

INDEPENDENT TRUSTEES

Name and	Length of Service as Trustee	Number of Funds
Year of Birth	(Year Began)	Overseen
Corey A. Colehour	Rydex Series Funds – 1993	132
(1945)	Rydex Variable Trust – 1998
Rydex Dynamic Funds – 1999
Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired; Previous: President and Senior Vice President of Schield Management Company (registered investment adviser) from 2003 to 2006

Positions held within the Trust: Trustee from 1993 to present; Member of the Audit and Governance and Nominating Committees from 1995 to present

J. Kenneth Dalton	Rydex Series Funds – 1995	132
(1941)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired

Positions held within the Trust: Trustee from 1995 to present; Member and Chairman of the Audit Committee from 1997 to present; Member of the Governance and Nominating Committees from 1995 to present; and Member of the Risk Oversight Committee from 2010 to present

John O. Demaret	Rydex Series Funds – 1997	132
(1940)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired

Positions held within the Trust: Trustee from 1997 to present; Chairman of the Board from 2006 to present; Member of the Audit Committee from 1997 to present; and Member of the Risk Oversight Committee from 2010 to present

THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (continued)

INDEPENDENT TRUSTEES – concluded

Name and	Length of Service as Trustee	Number of Funds
Year of Birth	(Year Began)	Overseen
Werner E. Keller	Rydex Series Funds – 2005	132
(1940)	Rydex Variable Trust – 2005
Rydex Dynamic Funds – 2005
Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Current: Founder and President of Keller Partners, LLC (investment research firm) from 2005 to present; Previous: Retired from 2001 to 2005

Positions held within the Trust: Vice Chairman of the Board of Trustees from 2010 to present; Trustee and Member of the Audit and Governance and Nominating Committees from 2005 to present; and Chairman and Member of the Risk Oversight Committee from 2010 to present

Thomas F. Lydon, Jr.	Rydex Series Funds – 2005	132
(1960)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Current: President of Global Trends Investments (registered investment adviser) from 1996 to present Positions held within the Trust: Trustee and Member of the Audit and Governance and Nominating Committees from 2005 to present

Patrick T. McCarville	Rydex Series Funds – 1997	132
(1942)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired; Previous: Chief Executive Officer of Par Industries, Inc., d/b/a Par Leasing from 1977 to 2010

Positions held within the Trust: Trustee from 1997 to present; Member of the Audit Committee from 1997 to present; and Chairman of the Governance and

Nominating Committees from 1997 to present

Roger Somers	Rydex Series Funds – 1993	132
(1944)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Founder and Chief Executive Officer of Arrow Limousine from 1965 to present

Positions held within the Trust: Trustee from 1993 to present; Member of the Audit and Governance and Nominating Committees from 1995 to present

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

EXECUTIVE OFFICERS

Name, Position and	Principal Occupations
Year of Birth	During Past Five Years

Michael P. Byrum* Vice President (1970)	Current: President, Security Benefit Asset Management Holdings, LLC; Senior Vice President, Security Investors, LLC; President & Chief Investment Officer, Rydex Holdings, LLC; Director & Chairman of the Board, Advisor Research Center, Inc.; and Manager, Rydex Specialized Products, LLC

Previous: Guggenheim Distributors, LLC (f/k/a Rydex Distributors, LLC), Vice President (2009); Rydex Fund Services, LLC, Director (2009–2010), Secretary (2002–2010); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.), Director (2008–2010), Chief Investment Officer (2006–2010), President (2004–2010), Secretary (2002–2010); Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Director (2008–2010), Chief Investment Officer (2006–2010), President (2004–2010), Secretary (2002–2010); Advisor Research Center, Inc., Secretary (2006–2009), and Executive Vice President (2006)

Nikolaos Bonos* Vice President and Treasurer (1963)	Current: Senior Vice President, Security Investors, LLC; Chief Executive Officer & Manager, Rydex Specialized Products, LLC; Chief Executive Officer & President, Rydex Fund Services, LLC; Vice President, Rydex Holdings, LLC; Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; and Vice President, Security Benefit Asset Management Holdings, LLC

Previous: Security Global Investors, LLC, Senior Vice President (2010–2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) Senior Vice President (2006–2011); Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Director (2009); and Rydex Specialized Products, LLC, Chief Financial Officer (2005–2009)

Elisabeth Miller* Chief Compliance Officer (1968)	Current: Chief Compliance Officer, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, Rydex ETF Trust, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, SBL Fund, Security Investors, LLC, and Guggenheim Distributors, LLC

Previous: Senior Manager, Security Investors, LLC and Guggenheim Distributors, LLC (2004–2009)

Amy J. Lee* Vice President and Secretary (1961)	Current: Secretary and Senior Vice President, Security Investors, LLC (2004–present)

Previous: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004–2012)

Joseph M. Arruda* Assistant Treasurer (1966)	Current: Assistant Treasurer, SBL Fund, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President, Security Investors, LLC; and Chief Financial Officer & Manager, Rydex Specialized Products, LLC

Previous: Security Global Investors, LLC, Vice President (2010–2011); and Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Vice President (2004–2011)

*	Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with Guggenheim Investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Distributors, LLC, Security Investors, LLC, Security Distributors, Inc. and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited) (concluded)

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

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GUGGENHEIM ALTERNATIVES FUNDS

GUGGENHEIM LONG SHORT EQUITY FUND

(Formerly U.S. Long Short Momentum Fund)

GUGGENHEIM GLOBAL MANAGED FUTURES STRATEGY FUND
GUGGENHEIM MULTI-HEDGE STRATEGIES FUND

RYDEX SPECIALTY FUND

RYDEX COMMODITIES STRATEGY FUND

RVALTS-ANN-2-1213x1214

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Guggenheim Distributors, LLC.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

December 31, 2013

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for four alternative strategies funds (“the Funds”) that are part of the Rydex Variable Trust. This report covers performance of the Funds for the annual period ended December 31, 2013.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, a global, diversified financial services firm.

Guggenheim Distributors, LLC is the distributor of the Funds. Guggenheim Distributors, LLC is affiliated with Guggenheim Partners, LLC and Security Investors, LLC.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia

President

January 31, 2014

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

The Long Short Equity Strategy Fund is subject to a number of risks and is not suitable for all investors. • The Fund’s use of derivatives such as futures, options and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. • Certain of the derivative instruments, such as swaps and structured notes, are also subject to the risks of counterparty default and adverse tax treatment. • The Fund’s use of short selling involves increased risk and costs, including paying more for a security than it received from its sale and the risk of unlimited losses. • The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those leveraged investments. • The Fund’s investments in developed and emerging foreign markets may increase the Fund’s volatility due to the impact of diplomatic, political or economic developments on the country in question. • Additionally, the Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currencies. • The Fund’s fixed income investments will change in value in response to interest rate changes and other factors. • In certain circumstances the Fund may be subject to liquidity risk and it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. • This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. See the prospectus for more information on these and additional risks. • Please read the prospectus for more detailed information regarding these and other risks.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

December 31, 2013

The Global Managed Futures Strategy Fund may not be suitable for all investors. • The Fund’s investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund’s value, to fluctuate over time. An investment in the Fund may lose money. • The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly insecurities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. While the majority of the Fund’s derivative investments will be used to obtain exposure to the commodities markets, certain of the Fund’s derivative investments will be employed to hedge risk and limit leveraged exposure. There is no guarantee that such hedging strategies will be effective at managing risk. • The Fund’s use of short selling involves increased risk and costs. The Fund risks paying more for a security than it received from its sale. Theoretically, securities sold short have the risk of unlimited losses. • The Fund’s investments in fixed income securities will change in value in response to interest rate changes and other factors. In general, bond prices rise when interest rates fall and vice versa. • The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. • The Fund’s exposure to the commodity markets may subject the fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity—such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. • The Fund may invest in securities of foreign companies directly, or indirectly through the use of other investment companies and financial instruments that are linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. • This Fund is considered nondiversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. • See the prospectus for more details on these and other risks.

Multi-Hedge Strategies Fund is subject to a number of risks and may not be suitable for all investors. • The Fund’s use of derivatives such as futures, options and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. • The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. • The Fund’s use of short selling involves increased risks and costs. The Fund risks paying more for a security than it received from its sale. • The Fund’s investments in high yield securities and unrated securities of similar credit quality (“junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities. • The Fund’s fixed income investments will change in value in response to interest rate changes and other factors. • The fund’s exposure to the commodity and currency markets may subject the fund to greater volatility as commodity- and currency-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry, commodity or currency—such as droughts, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The fund may also incur transaction costs with the conversion between various currencies. • The Fund’s exposure to foreign currencies subjects the fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. • These risks may cause the Fund to experience higher losses and/or volatility than a fund that does not invest in derivatives, use leverage or short sales or have exposure to high yield/fixed income securities, foreign currencies and/or securities. • This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. • Please read the prospectus for more detailed information regarding these and other risks.

The Commodities Strategy Fund is subject to a number of risks and may not be suitable for all investors • The Fund’s exposure to the commodity markets may subject the fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity—such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. • To the extent that the Fund’s investments are concentrated in energy-related commodities, the Fund is subject to the risk that this sector will underperform the market as a whole. • The Fund’s use of derivatives, such as futures, options, structured notes and swap agreements, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or investments underlying those derivatives. • The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. • The Fund is subject to tracking error risks, which may cause the fund’s performance not to match that of or be lower than the fund’s underlying benchmark. • The Fund’s investments in other investment companies subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies’ expenses. • This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. • See the prospectus for more information on these and additional risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2013

The year ended December 31, 2013 wound down with a series of stronger-than-expected economic data releases. ISM manufacturing data (historically indicative of expansion or contraction) rose to its highest levels in over two years, consumer confidence rebounded following the government shutdown, housing starts surged, and the job market strengthened. Citing improved labor market conditions and a sustainable economic expansion, the U.S. Federal Reserve (the “Fed”) announced in December that it would reduce its monthly bond purchases by $10 billion, to $75 billion, starting in January 2014. Yet, at the same time, the Fed lengthened the time frame before which it will raise rates by promising to keep the Fed funds target rate at 0-0.25% at least as long as the unemployment rate remains above 6.5% and perhaps “well past” the time this target is reached. For the first time, the Fed also added a lower-bound target for inflation of 2%–lengthening the expected time frame before rates rise.

As the U.S. economy slowly strengthens, we may return to an environment where taking credit risk is not just a consequence of staying within duration targets or reaching for yield, but rather a proactive choice driven by a positive outlook on the economy. To sustain optimism, the Fed will need to monitor the unintended consequences of tapering and avoid negative economic repercussions, as happened in the summer of 2013 when a spike in 10-year Treasury yields dampened home sales. For markets, the Fed must convince investors that the economy is strong enough to withstand steady reductions of its asset purchases. These will likely be Janet Yellen’s top priorities as she takes over the helm of the Fed.

Last January, the global economy faced myriad headwinds, choppiness lay ahead, and we expected plenty of volatility in 2013. Nevertheless, we believed at that point that risk assets were the best choice for investors. Now, the headwinds of 2013 have largely dissipated, and the outlook appears benign for risk assets for the first three to six months of 2014, if not longer.

Many pundits may have underestimated the strength of the U.S. economy, with both third quarter and fourth quarter economic growth beating expectations. The final three months of 2013 were exceptionally good for U.S. equities, which produced a wealth effect that probably boosted holiday sales. All of this bodes well for the first quarter of 2014.

Market conditions could be even stronger in Europe. Economic data from the euro area’s periphery is improving faster than from the core, where inflation is also rising at a faster pace, giving the peripheral nations a competitive advantage. In Asia, markets have priced for a more negative scenario that now appears less likely. With the U.S. and Europe now out of recession, they are ready to underpin a recovery in export growth in the Asian region. As a synchronous global expansion gets under way, investors may become more comfortable with taking risk, and this should be reflected in asset prices in many regions around the globe.

For 2014, investors should bear in mind that the Fed will continue injecting liquidity into financial markets even as it tapers its asset purchases. Assuming that the Fed continues the same pace of reductions at each Federal Open Market Committee meeting, it would still purchase more than $500 billion of bonds in 2014–nearly the size of the Fed’s QE2 from November 2010 to June 2011. This should help support credit spreads. An accelerated pace of tapering from the Fed would signal faster-than-expected economic growth and spark higher demand for risk assets. On balance, we expect the impact of tapering to be neutral. Barring economic weakness, we expect relatively benign market conditions with no major spike in volatility.

For the year ended December 31, 2013, the Standard & Poor’s 500® (“S&P 500”) Index* returned 32.39%. Foreign markets were also strong: the Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index* returned 22.78%. The return of the MSCI Emerging Markets Index* was -2.60%.

In the bond market, the Barclays U.S. Aggregate Bond Index* posted a -2.02% return for the period, while the Barclays U.S. Corporate High Yield Index* returned 7.44%. The return of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.07% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited) (concluded)	December 31, 2013

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. Corporate High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity market. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of the market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. equity market.

Russell 3000® Index measures the performance of the largest 3,000 U.S. companies, representing approximately 98% of the investable U.S. equity market.

S&P GSCI®, a benchmark for investment performance in the commodity markets, measures investable commodity price movements and inflation in the world economy. The index is calculated primarily on a world production weighted basis and is comprised of the principal physical commodities that are the subject of active, liquid futures markets.

HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including, but not limited to, convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative-value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

HFRX Equity Hedge Fund Index is designed to be representative of the overall composition of the equity hedge segment of the hedge fund universe. In an equity hedge strategy both long and short positions primarily in equities are maintained. Equities which are believed to be undervalued are bought and equities which are believed to be overvalued are sold.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning

June 30, 2013 and ending December 31, 2013.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	June 30, 2013	December 31, 2013	Period[2]
Table 1. Based on actual Fund return[3]
Long Short Equity Fund	2.25%	9.73%	$1,000.00	$1,097.30	$11.89
Global Managed Futures Strategy Fund	1.56%	3.73%	1,000.00	1,037.30	8.01
Multi-Hedge Strategies Fund	2.59%	(0.26%)	1,000.00	997.40	13.04
Commodities Strategy Fund	1.53%	3.83%	1,000.00	1,038.30	7.86

Table 2. Based on hypothetical 5% return (before expenses)
Long Short Equity Fund	2.25%	5.00%	$1,000.00	$1,013.86	$11.42
Global Managed Futures Strategy Fund	1.56%	5.00%	1,000.00	1,017.34	7.93
Multi-Hedge Strategies Fund	2.59%	5.00%	1,000.00	1,012.15	13.14
Commodities Strategy Fund	1.53%	5.00%	1,000.00	1,017.49	7.78

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests. This ratio represents net expenses, which includes dividends on short sales and prime broker interest expenses. Excluding these expenses, the operating expense ratios of the Long Short Equity Fund and the Multi-Hedge Strategies Fund would be 1.65% and 1.15%, respectively.

[2]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2013 to December 31, 2013.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2013

LONG SHORT EQUITY FUND

OBJECTIVE: Seeks long-term capital appreciation.

For the one-year period ended December 31, 2013, the Long Short Equity Fund (formerly, the U.S. Long Short Momentum Fund) returned 17.46%.

The Fund’s Board of Trustees approved changes to the Fund effective October 30, 2013: a name change, new principal investment strategies and a new benchmark. The change of investment strategies better aligns the risk and return profile of the fund with its new HFRX Equity Hedge benchmark and the long/short equity peer universe.

The Fund’s new benchmark, the HFRX Equity Hedge Index, returned 11.14% for the one-year period ended December 31, 2013, but it was the benchmark only from October 31, 2013 through December 31, 2013. The Fund’s previous benchmark, the Russell 3000, returned 33.55% for the one-year period.

The annualized risk for the Fund was 4.8%, roughly in line with the 4.6% annualized risk of the HFRX Equity Hedge Index, and significantly lower than the risk level of a long-only equity index.

Trend-based strategies performed well during the 2013 calendar year. Our industry, stock and style tilts–each of which seeks to capture market trends through price momentum–all contributed positive returns to Fund performance.

Industry tilts based on momentum performed particularly well in the first and second quarters. Overweights in Household Durable, Building Products, Media and Biotechnology companies, as well as short positions in Metals & Mining companies, produced gains for the Fund.

Stock tilts excelled during the second and third quarters. During this period, Exxon Mobil, IBM, and Nu Skin Enterprises, Inc. were the three biggest contributors to returns on the long side, while Allied Nevada and Walter Energy short positions contributed significant positive returns to the Fund.

Style tilts produced their largest gains in the fourth quarter, with underweights of Book/Price and overweights of the Revenue/Price style both adding significant value to Fund performance.

The Fund’s assets can be subdivided into long and short positions. During 2013, the long basket represented 67% of assets on average, while the short, or hedging, basket averaged 25% of assets. The balance of Fund assets was allocated to cash during this time due to a lack of attractive shorting opportunities.

The strength of equity markets resulted in a contribution of 28.6% to fund returns from the long equity basket. Grossing up long-basket returns highlights the value added by this portfolio of stocks relative to a long-only equity benchmark. A full 100% allocation to the Fund’s long equity basket would have returned 42.7%, 9.6% better than a traditional capitalization-weighted of Russell 1000 Index, which returned 33.1% during the period.

Likewise, a full -100% allocation to our short basket would have returned -25.9%, versus a -33.1% return if an investor simply shorted the Russell 1000 Index, an improvement of 7.2% over this alternative hedging approach. While our hedging approach outperformed a whole market hedge, the rising prices of our hedging basket did create a -6.5% contribution to Fund returns. Transaction costs and Fund expenses were also costing the fund -2.4% during the year.

Performance displayed represents past performance which is no guarantee of future results.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 1, 2002

Ten Largest Long Holdings (% of Total Net Assets)

Kronos Worldwide, Inc.	0.6%
Textron, Inc.	0.6%
Clear Channel Outdoor Holdings, Inc. — Class A	0.6%
Allergan, Inc.	0.6%
Groupon, Inc. — Class A	0.6%
IAC/InterActiveCorp	0.6%
Techne Corp.	0.6%
Lockheed Martin Corp.	0.6%
Kirby Corp.	0.5%
Booz Allen Hamilton Holding Corp.	0.5%
Top Ten Total	5.8%

“Ten Largest Long Holdings” exclude any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns

Periods Ended December 31, 2013*,†

	1 Year	5 Year	10 Year
Long Short Equity Fund	17.46%	10.16%	5.17%
HFRX Equity Hedge Index††	11.14%	3.04%	0.39%
Russell 3000 Index	33.55%	18.71%	7.88%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The HFRX Equity Hedge Index and the Russell 3000 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported return.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.
††	Effective October 30, 2013, the Fund’s current comparative broad-based market index, the Russell 3000 Index was replaced with the HFRX Equity Hedge Index. In light of the recent changes to the Fund’s principal investment strategies, the Fund’s Advisor, believes the HFRX Equity Hedge Index is an appropriate broad-based securities market index for purposes of comparing the Fund’s performance.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS	December 31, 2013
LONG SHORT EQUITY FUND

	Shares	Value

COMMON STOCKS† - 67.2%

FINANCIALS - 16.8%
Northern Trust Corp.[1]	3,914	$242,238
Artisan Partners Asset
Management, Inc. — Class A1	3,700	241,203
Synovus Financial Corp.[1]	66,047	237,770
Lazard Ltd. — Class A1	5,229	236,978
LPL Financial Holdings, Inc.[1]	5,035	236,796
Popular, Inc.*,1	8,241	236,764
BOK Financial Corp.[1]	3,569	236,696
Endurance Specialty Holdings Ltd.[1]	3,999	234,622
Protective Life Corp.[1]	4,583	232,175
Allied World Assurance Company
Holdings AG1	2,056	231,938
NASDAQ OMX Group, Inc.[1]	5,825	231,835
Validus Holdings Ltd.[1]	5,745	231,466
Valley National Bancorp[1]	22,872	231,465
TCF Financial Corp.[1]	14,219	231,059
American National Insurance Co.[1]	2,011	230,340
StanCorp Financial Group, Inc.[1]	3,476	230,285
BankUnited, Inc.[1]	6,995	230,275
Fulton Financial Corp.[1]	17,522	229,188
Mercury General Corp.[1]	4,588	228,070
First Citizens BancShares, Inc. — Class A1	1,024	227,973
Ares Capital Corp.[1]	12,816	227,740
Hanover Insurance Group, Inc.[1]	3,810	227,495
Kemper Corp.[1]	5,564	227,456
HCC Insurance Holdings, Inc.[1]	4,928	227,378
Aspen Insurance Holdings Ltd.[1]	5,498	227,122
ProAssurance Corp.[1]	4,663	226,062
SEI Investments Co.[1]	6,477	224,946
Interactive Brokers Group, Inc. — Class A1	9,143	222,541
First Niagara Financial Group, Inc.[1]	20,824	221,151
CBOE Holdings, Inc.[1]	3,889	202,072
Bank of Hawaii Corp.[1]	2,687	158,909
Legg Mason, Inc.[1]	3,527	153,354
Associated Banc-Corp.[1]	6,625	115,275
PartnerRe Ltd.[1]	922	97,206
WR Berkley Corp.[1]	2,101	91,162
American Financial Group, Inc.[1]	896	51,717
Commerce Bancshares, Inc.[1]	976	43,832
Total Financials		7,614,554
INDUSTRIALS - 16.6%
Textron, Inc.[1]	7,138	262,393
Lockheed Martin Corp.[1]	1,683	250,195
Kirby Corp.*,1	2,500	248,125
TransDigm Group, Inc.[1]	1,514	243,784
L-3 Communications Holdings, Inc.[1]	2,279	243,534
Huntington Ingalls Industries, Inc.[1]	2,700	243,027
Northrop Grumman Corp.[1]	2,090	239,535
Hexcel Corp.*,1	5,357	239,404
Robert Half International, Inc.[1]	5,677	238,377
Spirit Aerosystems Holdings, Inc. —
Class A*,1	6,980	237,878
Dun & Bradstreet Corp.[1]	1,936	237,644
Landstar System, Inc.[1]	4,132	237,383
Triumph Group, Inc.[1]	3,118	237,186
General Dynamics Corp.[1]	2,478	236,773
Manpowergroup, Inc.[1]	2,735	234,827
Rockwell Collins, Inc.[1]	3,167	234,105
Alaska Air Group, Inc.[1]	3,181	233,390
Harsco Corp.[1]	8,313	233,013
Equifax, Inc.[1]	3,372	232,971
Copa Holdings S.A. — Class A1	1,453	232,640
Old Dominion Freight Line, Inc.*,1	4,384	232,440
Exelis, Inc.[1]	12,180	232,151
B/E Aerospace, Inc.*,1	2,660	231,500
IHS, Inc. — Class A*,1	1,931	231,141
Hubbell, Inc. — Class B1	2,105	229,235
Southwest Airlines Co.[1]	11,996	226,005
Alliant Techsystems, Inc.[1]	1,835	223,283
Verisk Analytics, Inc. — Class A*,1	3,364	221,082
Con-way, Inc.[1]	5,520	219,199
United Continental Holdings, Inc.*,1	5,756	217,749
Delta Air Lines, Inc.[1]	7,906	217,178
AMERCO*,1	615	146,272
Valmont Industries, Inc.[1]	506	75,455
Nielsen Holdings N.V.[1]	402	18,448
Total Industrials		7,517,322
CONSUMER DISCRETIONARY - 16.4%
Clear Channel Outdoor Holdings,
Inc. — Class A1	25,373	257,282
Groupon, Inc. — Class A*,1	21,789	256,456
Cablevision Systems Corp. — Class A1	13,680	245,282
Expedia, Inc.[1]	3,512	244,646
Liberty Ventures*,1	1,989	243,832
Gentex Corp.[1]	7,321	241,519
Scripps Networks Interactive,
Inc. — Class A1	2,788	240,911
HomeAway, Inc.*,1	5,875	240,170
John Wiley & Sons, Inc. — Class A1	4,343	239,733
Amazon.com, Inc.*,1	594	236,881
BorgWarner, Inc.[1]	4,232	236,611
Liberty Interactive Corp. — Class A*,1	8,028	235,622
Allison Transmission Holdings, Inc.[1]	8,521	235,265
Visteon Corp.*,1	2,870	235,024
Goodyear Tire & Rubber Co.[1]	9,825	234,326
Priceline.com, Inc.*,1	200	232,480
Gannett Company, Inc.[1]	7,840	231,907
Darden Restaurants, Inc.[1]	4,262	231,724
Hyatt Hotels Corp. — Class A*,1	4,677	231,325
Delphi Automotive plc[1]	3,800	228,494
News Corp. — Class A*,1	12,631	227,611
Johnson Controls, Inc.[1]	4,435	227,516
TripAdvisor, Inc.*,1	2,743	227,203
Cinemark Holdings, Inc.[1]	6,814	227,110
Lear Corp.[1]	2,800	226,716
TRW Automotive Holdings Corp.*,1	3,000	223,170
Regal Entertainment Group — Class A1	11,417	222,061
Six Flags Entertainment Corp.[1]	5,969	219,779
Morningstar, Inc.[1]	2,774	216,622
Netflix, Inc.*,1	451	166,045
Brinker International, Inc.[1]	3,381	156,676

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
LONG SHORT EQUITY FUND

	Shares	Value

Burger King Worldwide, Inc.[1]	5,195	$118,758
Choice Hotels International, Inc.[1]	1,804	88,594
DISH Network Corp. — Class A*,1	768	44,483
Taylor Morrison Home Corp. — Class A*,1	1,955	43,890
CST Brands, Inc.[1]	428	15,716
Total Consumer Discretionary		7,431,440
HEALTH CARE - 7.4%
Allergan, Inc.[1]	2,311	256,706
Techne Corp.[1]	2,650	250,875
Forest Laboratories, Inc.*,1	4,025	241,621
QIAGEN N.V.*,1	9,915	236,076
PerkinElmer, Inc.[1]	5,717	235,712
Allscripts Healthcare Solutions, Inc.*,1	15,114	233,662
Hospira, Inc.*,1	5,602	231,251
Bio-Rad Laboratories, Inc. — Class A*,1	1,870	231,151
Zoetis, Inc.[1]	7,069	231,086
AmerisourceBergen Corp. — Class A1	3,226	226,820
Jazz Pharmaceuticals plc*,1	1,788	226,289
Mallinckrodt plc*,1	4,275	223,412
Cardinal Health, Inc.[1]	3,157	210,919
Health Net, Inc.*,1	6,763	200,658
Bruker Corp.*,1	5,801	114,686
Total Health Care		3,350,924
INFORMATION TECHNOLOGY - 4.9%
IAC/InterActiveCorp[1]	3,717	255,321
Booz Allen Hamilton Holding Corp.[1]	12,867	246,403
Leidos Holdings, Inc.[1]	5,174	240,539
Zebra Technologies Corp. — Class A*,1	4,438	240,007
Computer Sciences Corp.[1]	4,267	238,440
Lexmark International, Inc. — Class A1	6,624	235,284
VeriSign, Inc.*,1	3,871	231,408
Diebold, Inc.[1]	6,990	230,740
Dolby Laboratories, Inc. — Class A*,1	5,890	227,118
AOL, Inc.*,1	1,481	69,044
Total Information Technology		2,214,304
CONSUMER STAPLES - 2.9%
Nu Skin Enterprises, Inc. — Class A1	1,718	237,463
Estee Lauder Companies, Inc. — Class A1	3,081	232,061
Dean Foods Co.*,1	13,131	225,722
Coty, Inc. — Class A1	14,628	223,077
Avon Products, Inc.[1]	12,901	222,155
Hillshire Brands Co.[1]	5,632	188,334
Total Consumer Staples		1,328,812
ENERGY - 1.1%
World Fuel Services Corp.[1]	5,304	228,920
CVR Energy, Inc.[1]	3,430	148,965
Teekay Corp.[1]	2,771	133,036
Total Energy		510,921
MATERIALS - 1.1%
Kronos Worldwide, Inc.[1]	14,238	271,235
Greif, Inc. — Class A1	4,315	226,106
Total Materials		497,341
Total Common Stocks
(Cost $26,489,250)		30,465,618

	Face
	Amount
REPURCHASE AGREEMENT††,2 - 36.6%
Credit Suisse Group
issued 12/31/13 at 0.00%
due 01/02/14	$16,582,298	16,582,298
Total Repurchase Agreement
(Cost $16,582,298)		16,582,298
Total Investments - 103.8%
(Cost $43,071,548)		$47,047,916

	Shares
COMMON STOCKS SOLD SHORT† - (21.0)%
Energy - (0.6)%
Halliburton Co.	932	(47,299)
National Oilwell Varco, Inc.	1,417	(112,694)
Schlumberger Ltd.	1,289	(116,152)
Total Energy		(276,145)
TELECOMMUNICATION SERVICES - (0.8)%
Verizon Communications, Inc.	2,329	(114,447)
CenturyLink, Inc.	3,631	(115,647)
AT&T, Inc.	3,295	(115,853)
Total Telecommunication Services		(345,947)
HEALTH CARE - (1.6)%
Vertex Pharmaceuticals, Inc.*	347	(25,782)
Biogen Idec, Inc.*	406	(113,579)
Amgen, Inc.	995	(113,589)
Regeneron Pharmaceuticals, Inc.*	414	(113,949)
Celgene Corp.*	677	(114,386)
Abbott Laboratories	3,064	(117,443)
Gilead Sciences, Inc.*	1,564	(117,535)
Total Health Care		(716,263)
CONSUMER STAPLES - (2.0)%
Walgreen Co.	581	(33,373)
Green Mountain Coffee Roasters, Inc.*	491	(37,110)
Lorillard, Inc.	991	(50,224)
Procter & Gamble Co.	1,359	(110,636)
Wal-Mart Stores, Inc.	1,429	(112,448)
PepsiCo, Inc.	1,379	(114,374)
Philip Morris International, Inc.	1,314	(114,489)
Mondelez International, Inc. — Class A	3,294	(116,278)
Coca-Cola Co.	2,847	(117,610)
CVS Caremark Corp.	1,658	(118,663)
Total Consumer Staples		(925,205)
MATERIALS - (2.0)%
Newmont Mining Corp.	4,796	(110,452)
Tahoe Resources, Inc.*	6,791	(113,002)
International Paper Co.	2,333	(114,387)
Carpenter Technology Corp.	1,852	(115,194)
Nucor Corp.	2,161	(115,355)
Freeport-McMoRan Copper & Gold, Inc.	3,249	(122,617)
Alcoa, Inc.	11,744	(124,839)
Southern Copper Corp.	4,378	(125,693)
Total Materials		(941,539)
CONSUMER DISCRETIONARY - (2.7)%
PulteGroup, Inc.	4,807	(97,919)
Ford Motor Co.	6,730	(103,844)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2013
LONG SHORT EQUITY FUND

	Shares	Value

Dollar General Corp.*	1,841	$(111,049)
Dollar Tree, Inc.*	2,006	(113,179)
Tesla Motors, Inc.*	755	(113,537)
Target Corp.	1,795	(113,569)
General Motors Co.*	2,787	(113,904)
Macy’s, Inc.	2,172	(115,985)
Home Depot, Inc.	1,409	(116,017)
Lowe’s Companies, Inc.	2,365	(117,186)
Lennar Corp. — Class A	3,184	(125,959)
Total Consumer Discretionary		(1,242,148)
UTILITIES - (3.0)%
FirstEnergy Corp.	3,176	(104,744)
Exelon Corp.	4,030	(110,382)
Xcel Energy, Inc.	4,024	(112,431)
Duke Energy Corp.	1,637	(112,969)
OGE Energy Corp.	3,333	(112,989)
Edison International	2,446	(113,250)
Dominion Resources, Inc.	1,757	(113,660)
American Electric Power Company, Inc.	2,436	(113,859)
Northeast Utilities	2,686	(113,860)
Southern Co.	2,778	(114,204)
PPL Corp.	3,814	(114,763)
NextEra Energy, Inc.	1,352	(115,757)
Total Utilities		(1,352,868)
INFORMATION TECHNOLOGY - (3.3)%
Zynga, Inc. — Class A*	27,170	(103,246)
Micron Technology, Inc.*	4,833	(105,166)
Microsoft Corp.	3,043	(113,899)
QUALCOMM, Inc.	1,537	(114,122)
Brocade Communications Systems, Inc.*	13,326	(118,202)
Palo Alto Networks, Inc.*	2,066	(118,733)
Nuance Communications, Inc.*	7,846	(119,259)
Riverbed Technology, Inc.*	6,684	(120,847)
Juniper Networks, Inc.*	5,405	(121,991)
JDS Uniphase Corp.*	9,444	(122,583)
Cisco Systems, Inc.	5,514	(123,789)
F5 Networks, Inc.*	1,373	(124,750)
Oracle Corp.	3,360	(128,554)
Total Information Technology		(1,535,141)
FINANCIALS - (5.0)%
Vornado Realty Trust	963	(85,505)
Nationstar Mortgage Holdings, Inc.*	2,606	(96,318)
HCP, Inc.	2,850	(103,512)
Health Care REIT, Inc.	1,939	(103,872)
Realty Income Corp.	2,831	(105,681)
AvalonBay Communities, Inc.	900	(106,407)
Ventas, Inc.	1,869	(107,056)
General Growth Properties, Inc.	5,477	(109,923)
Equity Residential	2,136	(110,794)
Public Storage	739	(111,234)
Simon Property Group, Inc.	734	(111,686)
Prologis, Inc.	3,079	(113,769)
SL Green Realty Corp.	1,241	(114,644)
Wells Fargo & Co.	2,553	(115,906)
People’s United Financial, Inc.	7,670	(115,970)
American Tower Corp. — Class A	1,457	(116,298)
Weyerhaeuser Co.	3,722	(117,504)
Realogy Holdings Corp.*	2,376	(117,541)
Host Hotels & Resorts, Inc.	6,181	(120,159)
Ocwen Financial Corp.*	2,539	(140,788)
Total Financials		(2,224,567)
Total Common Stock Sold Short
(Proceeds $9,276,793)		(9,559,823)
Total Securities Sold Short - (21.0)%
(Proceeds $9,276,793)		$(9,559,823)
Other Assets & Liabilities, net - 17.2%		7,807,155
Total Net Assets - 100.0%		$45,295,248

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as short security collateral at December 31, 2013.
[2]	Repurchase Agreement — See Note 5.

plc— Public Limited Company

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LONG SHORT EQUITY FUND

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 2013

Assets:
Investments, at value
(cost $26,489,250)	$30,465,618
Repurchase agreements, at value
(cost $16,582,298)	16,582,298
Total investments
(cost $43,071,548)	47,047,916
Segregated cash with broker	7,935,672
Receivables:
Dividends	25,202
Fund shares sold	6,607
Interest	12
Total assets	55,015,409
Liabilities:
Securities sold short, at value
(proceeds $9,276,793)	9,559,823
Payable for:
Management fees	33,151
Fund shares redeemed	29,246
Investor service fees	9,209
Portfolio accounting fees	3,684
Transfer agent and administrative fees	3,684
Miscellaneous	81,364
Total liabilities	9,720,161
Net assets	$45,295,248
Net assets consist of:
Paid in capital	$54,749,475
Accumulated net investment loss	(392)
Accumulated net realized loss on investments	(13,147,173)
Net unrealized appreciation on investments	3,693,338
Net assets	$45,295,248
Capital shares outstanding	3,088,167
Net asset value per share	$14.67

STATEMENT OF
OPERATIONS
Year Ended December 31, 2013

Investment Income:
Dividends (net of foreign withholding tax of $1,092)	$523,244
Interest	3,288
Income from securities lending, net	2,635
Total investment income	529,167

Expenses:
Management fees	387,836
Transfer agent and administrative fees	78,574
Investor service fees	107,732
Portfolio accounting fees	43,093
Short sales dividend expense	217,439
Prime broker interest expense	64,253
Custodian fees	4,899
Trustees’ fees*	4,319
Miscellaneous	72,653
Total expenses	980,798
Net investment loss	(451,631)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	6,892,955
Futures contracts	(925)
Securities sold short	(2,058,846)
Net realized gain	4,833,184
Net change in unrealized appreciation (depreciation) on:
Investments	2,853,020
Securities sold short	(247,733)
Net change in unrealized appreciation (depreciation)	2,605,287
Net realized and unrealized gain	7,438,471
Net increase in net assets resulting from operations	$6,986,840

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

LONG SHORT EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment income (loss)	$(451,631)	$432
Net realized gain on investments	4,833,184	2,131,725
Net change in unrealized appreciation (depreciation) on investments	2,605,287	(319,588)
Net increase in net assets resulting from operations	6,986,840	1,812,569

Distributions to shareholders from:
Net investment income	(1,298)	—
Total distributions to shareholders	(1,298)	—

Capital share transactions:
Proceeds from sale of shares	19,761,648	11,318,780
Distributions reinvested	1,298	—
Cost of shares redeemed	(20,109,182)	(14,512,612)
Net decrease from capital share transactions	(346,236)	(3,193,832)
Net increase (decrease) in net assets	6,639,306	(1,381,263)

Net assets:
Beginning of year	38,655,942	40,037,205
End of year	$45,295,248	$38,655,942
(Accumulated)/Undistributed net investment (loss)/income at end of year	$(392)	$6,752

Capital share activity:
Shares sold	1,474,084	913,674
Shares issued from reinvestment of distributions	92	—
Shares redeemed	(1,480,360)	(1,166,202)
Net decrease in shares	(6,184)	(252,528)

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LONG SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$12.49	$11.96	$12.80	$11.51	$9.05
Income (loss) from investment operations:
Net investment income (loss)[a]	(.14)	— [b]	(.03)	(.05)	(.03)
Net gain (loss) on investments (realized and unrealized)	2.32	.53	(.81)	1.34	2.50
Total from investment operations	2.18	.53	(.84)	1.29	2.47
Less distributions from:
Net investment income	(—)[c]	—	—	—	(.01)
Total distributions	(—)	—	—	—	(.01)
Net asset value, end of period	$14.67	$12.49	$11.96	$12.80	$11.51

Total Return[d]	17.46%	4.43%	(6.56%)	11.21%	27.29%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$45,295	$38,656	$40,037	$56,043	$68,347
Ratios to average net assets:
Net investment income (loss)	(1.05%)	0.00%[e]	(0.26%)	(0.47%)	(0.33%)
Total expenses[f]	2.28%	1.86%	1.76%	1.72%	1.71%
Portfolio turnover rate	292%	203%	167%	314%	379%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net investment income is less than $0.01 per share.
[c]	Distributions from net investment income are less than $0.01 per share.
[d]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[e]	Less than 0.01%.
[f]	Total expenses may include interest and dividend expense. Excluding interest and dividend expense related to short sales, operating expense ratios for the years ended December 31 would be:

2013	2012	2011	2010	2009
1.62%	1.73%	1.76%	1.71%	1.71%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2013

GLOBAL MANAGED FUTURES STRATEGY FUND

OBJECTIVE: Seeks to generate positive total returns over time.

For the one-year period ended December 31, 2013, the Fund returned 2.59%. The Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index returned 0.07%.

The year 2013 was the first full year of the Fund’s implementation of multiple proprietary strategies in seeking to better achieve its objective of positive absolute returns. The Fund combines multiple quantitative strategies that seek to profit from trends in the global, commodity, currency, equity and fixed income markets. In addition to the broader investment universe, the Fund is expected to benefit from the use of more sophisticated quantitative models and active fixed income management.

Much of 2013 was a difficult year for managed futures funds generally, but in the fourth quarter, trend-followers saw improved results in multiple components. While natural gas shot up sharply with cold weather in December after being down year to date, trend-followers benefited from precious metals, softs, and the yen continuing to see prices decline, and equities continuing their bullish trends.

For the year, the systematic strategies were positive, and cash management also contributed positively to the Fund’s return. Equities and currencies were among the largest contributors to performance, particularly in the fourth quarter, with the greatest gains in short positions on the yen and long positions for the euro and multiple equity markets. Commodities and fixed income trades were mixed with generally small gains and losses offsetting each other.

At the end of the year, the Fund was net short in commodities, with the largest long positions in the energy sector and the largest short positions in sugar, wheat and corn. In currencies, the Fund continues to be long the European currencies and short Canadian and Australian dollars as well as the yen. The Fund was long equities and European fixed income, and short U.S., UK, Japanese and Australian bonds.

Derivatives in the Fund are used to help provide desired exposure in the most efficient manner, as well as to provide liquidity.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: November 7, 2008

The Fund invests principally in derivative investments such as futures contracts.

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*,†

Average Annual Returns

Periods Ended December 31, 2013*,†

			Since
			Inception
	1 Year	5 Year	(11/07/08)
Global Managed Futures Strategy Fund	2.59%	-5.08%	-5.56%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.07%	0.12%	0.13%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bank of America Merrill Lynch-3-Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2013
GLOBAL MANAGED FUTURES STRATEGY FUND

	Face
	Amount	Value

FEDERAL AGENCY DISCOUNT NOTES†† - 32.5%
Fannie Mae[1]
0.08% due 01/02/14	$1,000,000	$1,000,000
Federal Farm Credit Bank[2]
0.03% due 01/15/14	1,000,000	999,989
Federal Home Loan Bank[2]
0.05% due 01/13/14	1,000,000	999,983
Total Federal Agency Discount Notes
(Cost $2,999,970)		2,999,972
REPURCHASE AGREEMENTS††,3 - 57.2%
Deutsche Bank
issued 12/31/13 at 0.01%
due 01/02/14	1,321,916	1,321,916
HSBC Group
issued 12/31/13 at 0.01%
due 01/02/14	1,321,916	1,321,916
Credit Suisse Group
issued 12/31/13 at 0.00%
due 01/02/14	1,321,916	1,321,916
Mizuho Financial Group, Inc.
issued 12/31/13 at 0.01%
due 01/02/14	1,315,937	1,315,937
Total Repurchase Agreements
(Cost $5,281,685)		5,281,685
Total Investments - 89.7%
(Cost $8,281,655)		$8,281,657
Other Assets & Liabilities, net - 10.3%		949,129
Total Net Assets - 100.0%		$9,230,786

		Unrealized
	Contracts	Gain (Loss)

EQUITY FUTURES CONTRACTS PURCHASED†
March 2014 Topix Index
Futures Contracts††
(Aggregate Value of
Contracts $499,929)	4	$25,275
January 2014 MSCI Taiwan Stock Index
Futures Contracts††
(Aggregate Value of
Contracts $733,152)	24	24,349
March 2014 Nikkei 225 (OSE) Index
Futures Contracts††
(Aggregate Value of
Contracts $463,559)	3	23,131
March 2014 Dow Jones Industrial Average Index
Mini Futures Contracts
(Aggregate Value of
Contracts $495,750)	6	18,111
March 2014 Russell 2000 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $464,240)	4	17,373
March 2014 DAX Index
Futures Contracts††
(Aggregate Value of
Contracts $332,167)	1	15,893
January 2014 Amsterdam Index
Futures Contracts††
(Aggregate Value of
Contracts $333,197)	3	13,161
March 2014 SPI 200 Index
Futures Contracts††
(Aggregate Value of
Contracts $357,643)	3	11,902
March 2014 NASDAQ-100 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $574,240)	8	11,881
January 2014 IBEX 35 Index
Futures Contracts††
(Aggregate Value of
Contracts $269,641)	2	11,479
March 2014 S&P MidCap 400 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $402,270)	3	10,794
March 2014 FTSE 100 Index
Futures Contracts††
(Aggregate Value of
Contracts $333,883)	3	9,619
March 2014 S&P 500 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $461,063)	5	9,523
January 2014 CAC40 10 Euro Index
Futures Contracts††
(Aggregate Value of
Contracts $237,259)	4	8,591
January 2014 Hang Seng Index
Futures Contracts††
(Aggregate Value of
Contracts $151,264)	1	3,612
(Total Aggregate Value of
Contracts $6,109,257)		$214,694
CURRENCY FUTURES CONTRACTS PURCHASED†
March 2014 British Pound
Futures Contracts
(Aggregate Value of
Contracts $1,137,950)	11	$9,340
March 2014 Euro FX
Futures Contracts
(Aggregate Value of
Contracts $1,031,850)	6	(353)

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
GLOBAL MANAGED FUTURES STRATEGY FUND

		Unrealized
	Contracts	Gain (Loss)

March 2014 Swiss Franc
Futures Contracts
(Aggregate Value of
Contracts $981,488)	7	$(5,695)
(Total Aggregate Value of
Contracts $3,151,288)		$3,292
COMMODITY FUTURES CONTRACTS PURCHASED†
February 2014 Gas Oil
Futures Contracts
(Aggregate Value of
Contracts $188,900)	2	$3,858
February 2014 WTI Crude
Futures Contracts
(Aggregate Value of
Contracts $295,920)	3	3,085
March 2014 Brent Crude
Futures Contracts
(Aggregate Value of
Contracts $221,260)	2	2,750
February 2014 Live Cattle
Futures Contracts
(Aggregate Value of
Contracts $107,760)	2	1,332
March 2014 Copper
Futures Contracts
(Aggregate Value of
Contracts $169,700)	2	324
February 2014 Lean Hogs
Futures Contracts
(Aggregate Value of
Contracts $34,260)	1	103
February 2014 LME Lead
Futures Contracts
(Aggregate Value of
Contracts $221,050)	4	(1,742)
February 2014 LME Zinc
Futures Contracts
(Aggregate Value of
Contracts $205,250)	4	(3,314)
February 2014 Natural Gas
Futures Contracts
(Aggregate Value of
Contracts $255,000)	6	(9,664)
March 2014 Soybean
Futures Contracts
(Aggregate Value of
Contracts $451,413)	7	(11,493)
(Total Aggregate Value of
Contracts $2,150,513)		$(14,761)
INTEREST RATE FUTURES CONTRACTS PURCHASED††
March 2014 Japanese Government 10 Year Bond
Futures Contracts
(Aggregate Value of
Contracts $2,717,508)	2	$(11,213)
March 2014 Euro - Bobl
Futures Contracts
(Aggregate Value of
Contracts $1,024,173)	6	(11,510)
(Total Aggregate Value of
Contracts $3,741,681)		$(22,723)
COMMODITY FUTURES CONTRACTS SOLD SHORT†
March 2014 Sugar #11
Futures Contracts
(Aggregate Value of
Contracts $940,766)	51	$41,655
March 2014 Winter Wheat
Futures Contracts
(Aggregate Value of
Contracts $512,600)	16	34,403
March 2014 Wheat
Futures Contracts
(Aggregate Value of
Contracts $453,938)	15	29,958
February 2014 Gold 100 oz.
Futures Contracts
(Aggregate Value of
Contracts $361,140)	3	20,311
March 2014 Corn
Futures Contracts
(Aggregate Value of
Contracts $463,650)	22	19,908
March 2014 Silver
Futures Contracts
(Aggregate Value of
Contracts $194,400)	2	10,573
February 2014 LME Primary Aluminum
Futures Contracts
(Aggregate Value of
Contracts $311,544)	7	4,587
February 2014 LME Nickel
Futures Contracts
(Aggregate Value of
Contracts $166,404)	2	1,769
March 2014 Cotton #2
Futures Contracts
(Aggregate Value of
Contracts $169,420)	4	(12,358)
March 2014 Coffee ‘C’
Futures Contracts
(Aggregate Value of
Contracts $456,225)	11	(17,543)
(Total Aggregate Value of
Contracts $4,030,087)		$133,263
CURRENCY FUTURES CONTRACTS SOLD SHORT†
March 2014 Japanese Yen
Futures Contracts
(Aggregate Value of
Contracts $2,969,376)	25	$59,191

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	December 31, 2013
GLOBAL MANAGED FUTURES STRATEGY FUND

		Unrealized
	Contracts	Gain (Loss)

March 2014 Australian Dollar
Futures Contracts
(Aggregate Value of
Contracts $1,066,080)	12	$21,623
March 2014 Canadian Dollar
Futures Contracts
(Aggregate Value of
Contracts $1,315,440)	14	665
(Total Aggregate Value of
Contracts $5,350,896)		$81,479
INTEREST RATE FUTURES CONTRACTS SOLD SHORT†
March 2014 Long Gilt
Futures Contracts††
(Aggregate Value of
Contracts $528,409)	3	$6,602
March 2014 U.S. Treasury Long Bond
Futures Contracts
(Aggregate Value of
Contracts $512,125)	4	5,457
March 2014 Canadian Government 10 Year Bond
Futures Contracts††
(Aggregate Value of
Contracts $476,762)	4	4,846
March 2014 U.S. Treasury 5 Year Note
Futures Contracts
(Aggregate Value of
Contracts $715,547)	6	3,116
March 2014 U.S. Treasury 10 Year Note
Futures Contracts
(Aggregate Value of
Contracts $491,500)	4	2,840
March 2014 Euro - Bund
Futures Contracts††
(Aggregate Value of
Contracts $191,002)	1	1,920
March 2014 U.S. Treasury Ultra Long Bond
Futures Contracts
(Aggregate Value of
Contracts $272,688)	2	1,690
March 2014 Australian Government 3 Year Bond
Futures Contracts††
(Aggregate Value of
Contracts $1,081,300)	10	1,688
March 2014 Australian Government 10 Year Bond
Futures Contracts††
(Aggregate Value of
Contracts $1,140,500)	10	(2,425)
March 2014 Euro - Schatz
Futures Contracts††
(Aggregate Value of
Contracts $1,067,167)	7	(5,190)
(Total Aggregate Value of
Contracts $6,477,000)		$20,544

†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	Repurchase Agreements — See Note 5.

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL MANAGED FUTURES STRATEGY FUND

CONSOLIDATED STATEMENT OF
ASSETS AND LIABILITIES

December 31, 2013

Assets:
Investments, at value
(cost $2,999,970)	$2,999,972
Repurchase agreements, at value
(cost $5,281,685)	5,281,685
Total investments
(cost $8,281,655)	8,281,657
Segregated cash with broker	945,691
Receivables:
Fund shares sold	49,862
Variation margin	9,572
Total assets	9,286,782
Liabilities:
Due to broker	32,714
Payable for:
Management fees	6,411
Investor service fees	1,781
Fund shares redeemed	1,023
Transfer agent and administrative fees	712
Portfolio accounting fees	712
Miscellaneous	12,643
Total liabilities	55,996
Net assets	$9,230,786
Net assets consist of:
Paid in capital	$9,433,252
Undistributed net investment income	—
Accumulated net realized loss on investments	(618,289)
Net unrealized appreciation on investments	415,823
Net assets	$9,230,786
Capital shares outstanding	496,205
Net asset value per share	$18.60

CONSOLIDATED STATEMENT OF
OPERATIONS

Year Ended December 31, 2013

Investment Income:
Interest	$3,727
Total investment income	3,727

Expenses:
Management fees	88,510
Transfer agent and administrative fees	16,442
Investor service fees	21,666
Portfolio accounting fees	8,666
Trustees’ fees*	1,120
Custodian fees	1,060
Miscellaneous	15,116
Total expenses	152,580
Less:
Expenses waived by Advisor	(10,419)
Net expenses	142,161
Net investment loss	(138,434)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	95
Futures contracts	(8,543)
Foreign currency	1,596
Net realized loss	(6,852)
Net change in unrealized appreciation (depreciation) on:
Investments	(15)
Futures contracts	351,678
Foreign currency	85
Net change in unrealized appreciation (depreciation)	351,748
Net realized and unrealized gain	344,896
Net increase in net assets resulting from operations	$206,462

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

GLOBAL MANAGED FUTURES STRATEGY FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(138,434)	$(230,263)
Net realized loss on investments and foreign currency	(6,852)	(1,257,412)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	351,748	(44,367)
Net increase (decrease) in net assets resulting from operations	206,462	(1,532,042)

Capital share transactions:
Proceeds from sale of shares	3,214,155	5,183,917
Cost of shares redeemed	(3,508,898)	(8,863,140)
Net decrease from capital share transactions	(294,743)	(3,679,223)
Net decrease in net assets	(88,281)	(5,211,265)

Net assets:
Beginning of year	9,319,067	14,530,332
End of year	$9,230,786	$9,319,067
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	178,063	271,589
Shares redeemed	(195,169)	(469,012)
Net decrease in shares	(17,106)	(197,423)

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL MANAGED FUTURES STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013[d]	2012[d]	2011[d]	2010[d]	2009[d]
Per Share Data
Net asset value, beginning of period	$18.15	$20.44	$22.37	$23.19	$24.10
Income (loss) from investment operations:
Net investment loss[a]	(.29)	(.36)	(.46)	(.43)	(.49)
Net gain (loss) on investments (realized and unrealized)	.74	(1.93)	(1.47)	(.39)	(.42)
Total from investment operations	.45	(2.29)	(1.93)	(.82)	(.91)
Net asset value, end of period	$18.60	$18.15	$20.44	$22.37	$23.19

Total Return[b]	2.59%	(11.20%)	(8.63%)	(3.54%)	(3.78%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,231	$9,319	$14,530	$15,633	$28,633
Ratios to average net assets:
Net investment loss	(1.60%)	(1.89%)	(2.10%)	(1.96%)	(2.08%)
Total expenses	1.76%	2.05%	2.26%	2.19%	2.32%
Net expenses[c]	1.64%	2.00%	2.15%	2.09%	2.20%
Portfolio turnover rate	—	—	—	—	—

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Net expense information reflects the expense ratios after expense waivers.
[d]	Consolidated.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2013

MULTI-HEDGE STRATEGIES FUND

OBJECTIVE: Seeks long-term capital appreciation with less risk than traditional equity funds.

2013 was the fourth full fiscal year of performance since the Fund’s objective was changed from hedge fund replication to capital appreciation. The risk-adjusted results for fiscal year 2013 were good for a fourth year, as the Fund generated a 1.65% return with only 2.7% annualized risk, for a Sharpe ratio* approximating 0.6. In addition to generating a good Sharpe ratio, the Fund generated a correlation** of 14% to the S&P 500 Index and -6% to the Barclays U.S. Aggregate Bond Index over the course of the year.

While a strong year for equities, the S&P 500 Index did have two negative-return calendar months. The Fund generated positive returns in one of these two months, illustrating its diversification benefits. Bonds did not fare as well in 2013, with the Barclays U.S. Aggregate Bond Index producing a negative annual total return. The Fund demonstrated its diversification benefit relative to bonds by generating positive returns during five of the Barclays U.S. Aggregate Bond Index’s six negative monthly returns.

While no longer a replication product, the Fund still maintains the HFRX Global Hedge Fund Index as one of its benchmarks. This benchmark returned 6.72% for the year. In contrast to the diversification benefits provided by Multi-Hedge Strategies Fund, the HFRX Global Hedge Fund Index had a correlation of 76% to the S&P 500 Index . In spite of the equity return contribution to HFRX Global Hedge Fund performance, the Multi-Hedge Strategies Fund has outperformed this index by approximately 4% (1.1% annualized), net of fees, since the Fund changed its investment objective.

Two of the five hedge fund styles (long/short equity and merger arbitrage) employed by the Fund contributed positive returns to the Fund this year, while three of the styles (global macro, fixed income strategies and market neutral) detracted from Fund performance.

Long/short equity contributed the most to gross returns: 2.5%. All three long/short models contributed positively to the Fund’s return, with 2.15% contributed by the industry rotation model, 0.17% by the size model and 0.16% by the Global Managed Futures Equities model that was introduced into the Fund in November.

Merger arbitrage contributed 1.4% to Fund gross returns. The model’s 2.3% return and 0.9% annualized risk represented the model’s fourth consecutive year of producing a very attractive Sharpe ratio in excess of 1.5.

Equity market neutral detracted -0.24% from gross Fund returns. The closed-end fund arbitrage model eked out a small gain of 0.5% during the year, while the equity market neutral model lost -1.2%.

Global macro strategies cost the Fund -0.16% of gross returns. Here again, results were mixed across models. The managed futures trend model generated a positive 1.3% gain, while the managed futures relative value and volatility arbitrage models lost -1.2% and -3.2%, respectively. The Global Managed Futures currency model was added during the third quarter. It generated a 5.1% return during the year and contributed 0.3% to Fund returns. Like the Global Managed Futures Equities model, the introduction of this model represents an important method for enhancing Fund performance by utilizing the research and development work being done elsewhere in the firm.

Fixed income strategies detracted -0.3% from gross fund return. The flattener model received an allocation during the October rebalance after the yield curve steepened significantly. This position was unprofitable during the fourth quarter as long-term Treasury yields continued to rise.

Performance displayed represents past performance which is no guarantee of future results.

*	Sharpe Ratio: a risk-adjusted measure calculated using standard deviation and excess return to determine reward per unit of risk. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance.

**	Correlation is a measurement between -1 and 1, which indicates the linear relationship between two variables. If there is no relationship between two variables, the correlation coefficient is 0. If there is a perfect relationship, the correlation is 1. And if there is a perfect inverse relationship, the correlation is -1.

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: November 29, 2005

Ten Largest Long Holdings (% of Total Net Assets)

Health Management Associates, Inc. — Class A	1.6%
Sterling Financial Corp.	1.4%
Hudson City Bancorp, Inc.	1.3%
Life Technologies Corp.	1.1%
UNS Energy Corp.	1.0%
StellarOne Corp.	0.9%
LSI Corp.	0.8%
Hi-Tech Pharmacal Company, Inc.	0.8%
Cooper Tire & Rubber Co.	0.8%
BlackRock Enhanced Equity Dividend Trust	0.7%
Top Ten Total	10.6%

“Ten Largest Long Holdings” exclude any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns

Periods Ended December 31, 2013*,†

			Since
			Inception
	1 Year	5 Year	(11/29/05)
Multi-Hedge Strategies Fund	1.65%	1.98%	0.01%
HFRX Global Hedge Fund Index	6.72%	3.69%	0.78%
S&P 500 Index	32.39%	17.94%	7.14%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The HFRX Global Hedge Fund Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce theirs reported returns.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2013
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

COMMON STOCKS† - 39.9%

FINANCIALS - 9.9%
Sterling Financial Corp.[1]	9,263	$315,683
Hudson City Bancorp, Inc.[1]	32,067	302,391
StellarOne Corp.[1]	8,604	207,098
KKR Financial Holdings LLC	11,758	143,331
Virginia Commerce Bancorp, Inc.*,1	7,531	127,952
Host Hotels & Resorts, Inc.[1]	2,774	53,927
Old Republic International Corp.[1]	2,994	51,706
Regions Financial Corp.[1]	5,151	50,943
Aspen Insurance Holdings Ltd.[1]	1,233	50,935
XL Group plc — Class A1	1,591	50,657
Everest Re Group Ltd.[1]	321	50,034
Synovus Financial Corp.[1]	13,731	49,432
Axis Capital Holdings Ltd.[1]	1,032	49,092
First Niagara Financial Group, Inc.[1]	4,598	48,831
Hanover Insurance Group, Inc.[1]	780	46,574
Allstate Corp.[1]	842	45,923
Berkshire Hathaway, Inc. — Class B*,1	365	43,275
MFA Financial, Inc.[1]	6,114	43,165
Protective Life Corp.[1]	717	36,323
Corrections Corporation of America[1]	1,126	36,111
HCC Insurance Holdings, Inc.[1]	711	32,806
PartnerRe Ltd.[1]	302	31,840
Wells Fargo & Co.[1]	648	29,419
American Capital Agency Corp.[1]	1,472	28,395
Goldman Sachs Group, Inc.[1]	157	27,830
Popular, Inc.*,1	937	26,920
Ares Capital Corp.[1]	1,510	26,833
Bank of America Corp.[1]	1,711	26,640
Leucadia National Corp.[1]	868	24,599
Affiliated Managers Group, Inc.*,1	101	21,905
Morgan Stanley[1]	698	21,889
Omega Healthcare Investors, Inc.[1]	679	20,234
SLM Corp.[1]	692	18,186
SunTrust Banks, Inc.[1]	453	16,675
Citigroup, Inc.[1]	315	16,415
KeyCorp[1]	1,220	16,372
Annaly Capital Management, Inc.[1]	1,302	12,981
Extra Space Storage, Inc.[1]	296	12,470
Ameriprise Financial, Inc.[1]	101	11,620
WP Carey, Inc.[1]	189	11,595
Eastern Insurance Holdings, Inc.[1]	150	3,674
LPL Financial Holdings, Inc.[1]	69	3,245
Ocwen Financial Corp.*,1	53	2,939
Fifth Third Bancorp[1]	138	2,902
Unum Group[1]	13	456
Total Financials		2,252,223
HEALTH CARE - 6.8%
Health Management Associates,
Inc. — Class A*,1	27,746	363,457
Life Technologies Corp.*,1	3,338	253,020
Hi-Tech Pharmacal Company, Inc.*,1	4,400	190,916
ViroPharma, Inc.*,1	2,871	143,119
United Therapeutics Corp.*,1	528	59,706
Express Scripts Holding Co.*,1	748	52,540
Omnicare, Inc.[1]	862	52,030
DENTSPLY International, Inc.[1]	1,057	51,243
MEDNAX, Inc.*,1	892	47,615
Cooper Companies, Inc.[1]	371	45,945
Pfizer, Inc.[1]	1,428	43,740
Medtronic, Inc.[1]	742	42,584
Biogen Idec, Inc.*,1	138	38,606
Amgen, Inc.[1]	287	32,764
McKesson Corp.[1]	189	30,505
Jazz Pharmaceuticals plc*,1	189	23,920
Johnson & Johnson[1]	208	19,051
Abbott Laboratories[1]	377	14,450
Covance, Inc.*,1	151	13,297
Universal Health Services, Inc. — Class B1	126	10,239
UnitedHealth Group, Inc.[1]	75	5,648
Mylan, Inc.*,1	101	4,383
Zimmer Holdings, Inc.[1]	25	2,330
Cigna Corp.[1]	25	2,187
Total Health Care		1,543,295
INFORMATION TECHNOLOGY - 6.1%
LSI Corp.	17,459	192,399
Pactera Technology International
Ltd. ADR*,1	17,934	128,228
RDA Microelectronics, Inc. ADR[1]	5,626	100,593
AsiaInfo-Linkage, Inc.*,1	7,917	94,688
Anaren, Inc.*,1	2,205	61,717
Brocade Communications Systems, Inc.*,1	5,856	51,943
Activision Blizzard, Inc.[1]	2,912	51,921
Texas Instruments, Inc.[1]	1,164	51,111
DST Systems, Inc.[1]	541	49,090
Cisco Systems, Inc.[1]	2,063	46,314
Cadence Design Systems, Inc.*,1	3,252	45,593
CA, Inc.[1]	1,145	38,530
Hewlett-Packard Co.[1]	1,352	37,830
Computer Sciences Corp.[1]	661	36,937
NeuStar, Inc. — Class A*,1	692	34,503
Maxim Integrated Products, Inc.[1]	1,151	32,124
Ebix, Inc.[2]	2,064	30,382
Harris Corp.[1]	434	30,298
QUALCOMM, Inc.[1]	390	28,958
Fidelity National Information
Services, Inc.[1]	535	28,719
CoreLogic, Inc.*,1	786	27,927
Leidos Holdings, Inc.[1]	585	27,197
Intel Corp.[1]	887	23,027
Xerox Corp.[1]	1,874	22,807
IAC/InterActiveCorp[1]	289	19,851
NVIDIA Corp.[1]	1,044	16,725
Ingram Micro, Inc. — Class A*,1	623	14,616
Western Digital Corp.[1]	164	13,760
Microsoft Corp.[1]	308	11,528
Symantec Corp.[1]	428	10,092
Alliance Data Systems Corp.*,1	19	4,996
EMC Corp.[1]	195	4,904
KLA-Tencor Corp.[1]	75	4,834
FLIR Systems, Inc.[1]	75	2,258
Broadridge Financial Solutions, Inc.[1]	44	1,739

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

Lam Research Corp.*,1	19	$1,035
SanDisk Corp.[1]	13	917
First Solar, Inc.*	6	328
Total Information Technology		1,380,419
CONSUMER DISCRETIONARY - 3.7%
Cooper Tire & Rubber Co.[1]	7,725	185,710
Liberty Interactive Corp. — Class A*,1	1,774	52,067
Lowe’s Companies, Inc.[1]	1,044	51,730
Wyndham Worldwide Corp.[1]	692	50,994
Thomson Reuters Corp.[1]	1,333	50,414
Time Warner, Inc.[1]	711	49,572
Lear Corp.[1]	503	40,729
Abercrombie & Fitch Co. — Class A1	1,189	39,129
H&R Block, Inc.[1]	1,333	38,710
Macy’s, Inc.[1]	723	38,608
Six Flags Entertainment Corp.[1]	899	33,101
Hanesbrands, Inc.[1]	459	32,254
Whirlpool Corp.[1]	176	27,607
Fossil Group, Inc.*,1	195	23,388
PulteGroup, Inc.[1]	1,132	23,059
American Eagle Outfitters, Inc.[1]	1,541	22,190
Leggett & Platt, Inc.[1]	692	21,410
Comcast Corp. — Class A1	340	17,668
Wendy’s Co.[1]	1,994	17,388
Dillard’s, Inc. — Class A1	132	12,832
Visteon Corp.*,1	88	7,206
The Gap, Inc.[1]	94	3,674
Viacom, Inc. — Class B1	19	1,659
Total Consumer Discretionary		841,099
INDUSTRIALS - 3.4%
Crane Co.[1]	799	53,733
Trinity Industries, Inc.[1]	981	53,484
Oshkosh Corp.[1]	1,025	51,640
Northrop Grumman Corp.[1]	440	50,429
Union Pacific Corp.[1]	294	49,392
URS Corp.[1]	918	48,646
Southwest Airlines Co.[1]	2,359	44,444
FedEx Corp.[1]	308	44,281
Exelis, Inc.[1]	2,000	38,120
Alliant Techsystems, Inc.[1]	296	36,017
Raytheon Co.[1]	359	32,561
Air Lease Corp. — Class A1	1,038	32,260
AECOM Technology Corp.*,1	1,038	30,548
Dover Corp.[1]	308	29,734
MRC Global, Inc.*,1	862	27,808
AGCO Corp.[1]	446	26,399
Ingersoll-Rand plc[1]	403	24,825
Ryder System, Inc.[1]	327	24,126
Pitney Bowes, Inc.[1]	742	17,289
Waste Connections, Inc.[1]	296	12,914
Alaska Air Group, Inc.[1]	138	10,125
GATX Corp.[1]	170	8,869
Manpowergroup, Inc.[1]	94	8,071
AMERCO*,1	32	7,611
Kirby Corp.*,1	75	7,444
United Rentals, Inc.*,1	69	5,379
Delta Air Lines, Inc.[1]	145	3,983
Boeing Co.[1]	19	2,593
Dun & Bradstreet Corp.[1]	19	2,332
ITT Corp.[1]	19	825
Total Industrials		785,882
ENERGY - 3.1%
PAA Natural Gas Storage, LP1	6,446	148,258
PVR Partners, LP1	5,484	147,136
Hess Corp.[1]	610	50,630
Chevron Corp.[1]	403	50,339
Murphy Oil Corp.[1]	761	49,375
ConocoPhillips[1]	547	38,646
Superior Energy Services, Inc.*,1	1,277	33,981
Helmerich & Payne, Inc.[1]	384	32,286
Denbury Resources, Inc.*,1	1,654	27,175
Marathon Petroleum Corp.[1]	270	24,768
Continental Resources, Inc.*,1	189	21,266
SM Energy Co.[1]	245	20,362
Chesapeake Energy Corp.[1]	730	19,812
Phillips 66[1]	164	12,649
Valero Energy Corp.[1]	226	11,390
Patterson-UTI Energy, Inc.[1]	371	9,394
Noble Energy, Inc.[1]	113	7,696
Energen Corp.[1]	69	4,882
Anadarko Petroleum Corp.[1]	32	2,538
Golar LNG Ltd.[1]	69	2,504
Pioneer Natural Resources Co.	1	184
Total Energy		715,271
UTILITIES - 3.0%
UNS Energy Corp.	3,624	216,897
Westar Energy, Inc.[1]	1,573	50,603
CMS Energy Corp.[1]	1,874	50,168
DTE Energy Co.[1]	748	49,660
Alliant Energy Corp.[1]	962	49,639
Atmos Energy Corp.[1]	1,038	47,146
Great Plains Energy, Inc.[1]	1,843	44,674
Pinnacle West Capital Corp.[1]	812	42,971
Northeast Utilities[1]	899	38,109
NRG Energy, Inc.[1]	1,120	32,166
AES Corp.[1]	1,480	21,475
UGI Corp.[1]	365	15,133
NiSource, Inc.[1]	446	14,664
AGL Resources, Inc.[1]	308	14,547
Integrys Energy Group, Inc.[1]	119	6,475
Total Utilities		694,327
CONSUMER STAPLES - 2.1%
Archer-Daniels-Midland Co.[1]	1,215	52,707
Tyson Foods, Inc. — Class A1	1,516	50,725
Energizer Holdings, Inc.[1]	453	49,033
Molson Coors Brewing Co. — Class B1	862	48,402
Kroger Co.[1]	1,183	46,764
JM Smucker Co.[1]	421	43,624
General Mills, Inc.[1]	761	37,982
Hormel Foods Corp.[1]	786	35,504
Herbalife Ltd.	373	29,355
CVS Caremark Corp.[1]	371	26,552
Flowers Foods, Inc.[1]	1,192	25,592

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

Coca-Cola Enterprises, Inc.[1]	551	$24,316
Nu Skin Enterprises, Inc. — Class A1	94	12,993
Constellation Brands, Inc. — Class A*,1	44	3,097
Green Mountain Coffee Roasters, Inc.*,1	38	2,872
Total Consumer Staples		489,518
MATERIALS - 1.7%
Dow Chemical Co.[1]	1,264	56,122
Westlake Chemical Corp.[1]	434	52,979
LyondellBasell Industries N.V. — Class A1	642	51,540
Reliance Steel & Aluminum Co.[1]	673	51,040
Rock Tenn Co. — Class A1	484	50,825
Avery Dennison Corp.[1]	837	42,009
Cabot Corp.[1]	497	25,546
Greif, Inc. — Class A1	434	22,742
Steel Dynamics, Inc.[1]	1,000	19,540
Packaging Corporation of America[1]	44	2,784
NewMarket Corp.	6	2,005
CF Industries Holdings, Inc.	6	1,398
Ecolab, Inc.	6	626
Total Materials		379,156
TELECOMMUNICATION SERVICES - 0.1%
Verizon Communications, Inc.[1]	327	16,069
AT&T, Inc.[1]	69	2,427
Total Telecommunication Services		18,496
Total Common Stocks
(Cost $7,929,423)		9,099,686
CLOSED-END FUNDS† - 13.4%
BlackRock Enhanced Equity
Dividend Trust[1]	20,338	161,484
BlackRock Credit Allocation
Income Trust[1]	11,924	155,727
Eaton Vance Enhanced Equity
Income Fund II1	11,583	150,463
AllianceBernstein Income Fund, Inc.[1]	20,566	146,635
Adams Express Co.[1]	11,108	145,182
Western Asset/Claymore
Inflation-Linked Opportunities
&Income Fund[1,6]	12,772	143,940
Cohen & Steers REIT and
Preferred Income Fund, Inc.[1]	8,894	139,636
AllianzGI Equity & Convertible
Income Fund[1]	6,301	122,995
Nuveen Dividend Advantage
Municipal Income Fund[1]	8,848	110,776
BlackRock Income Opportunity Trust, Inc.[1]	8,998	87,281
Zweig Total Return Fund, Inc.[1]	5,663	78,942
Western Asset/Claymore
Inflation-Linked Securities
&Income Fund[1,6]	6,652	75,966
Tri-Continental Corp.[1]	3,664	73,207
Gabelli Dividend & Income Trust[1]	3,258	72,230
Eaton Vance Risk-Managed
Diversified Equity Income Fund[1]	6,066	68,364
Morgan Stanley Emerging
Markets Debt Fund, Inc.[1]	6,960	66,398
Advent Claymore Convertible
Securities and Income Fund II1,6	8,117	59,092
BlackRock Global
Opportunities Equity Trust[1]	3,947	59,047
Swiss Helvetia Fund, Inc.[1]	3,979	55,507
John Hancock Hedged
Equity & Income Fund[1]	3,230	55,136
Nuveen Maryland Premium
Income Municipal Fund[1]	4,602	54,902
General American Investors
Company, Inc.[1]	1,514	53,293
Gabelli Healthcare & WellnessRx Trust[1]	4,666	48,433
First Trust Enhanced Equity Income Fund[1]	3,413	45,461
Western Asset Worldwide
Income Fund, Inc.[1]	3,540	43,117
China Fund, Inc.[1]	2,050	42,661
Madison Covered Call &
Equity Strategy Fund[1]	5,124	41,863
GDL Fund[1]	3,571	39,352
BlackRock MuniYield
Michigan Quality Fund II, Inc.[1]	3,379	38,825
Central Europe Russia and
Turkey Fund, Inc.[1]	1,209	36,935
Royce Value Trust, Inc.[1]	2,129	34,064
Putnam High Income Securities Fund[1]	3,922	32,396
Royce Micro-Capital Trust, Inc.[1]	2,549	32,143
Morgan Stanley Income Securities, Inc.[1]	1,908	32,112
Cohen & Steers Infrastructure Fund, Inc.[1]	1,551	31,951
Clough Global Allocation Fund[1]	2,036	31,314
MFS InterMarket Income Trust I1	3,310	26,844
Lazard Global Total Return and
Income Fund, Inc.[1]	1,497	26,377
Clough Global Opportunities Fund[1]	1,642	21,461
Eaton Vance Enhanced
Equity Income Fund[1]	1,527	19,851
Ellsworth Fund Ltd.[1]	2,398	19,640
Bancroft Fund Ltd.[1]	1,037	19,288
Liberty All Star Equity Fund[1]	3,137	18,728
Morgan Stanley India
Investment Fund, Inc.*,1	1,066	18,634
New Ireland Fund, Inc.[1]	1,451	18,631
Korea Equity Fund, Inc.[1]	2,154	17,921
Nuveen New Jersey Dividend
Advantage Municipal Fund[1]	1,400	17,472
Liberty All Star Growth Fund, Inc.[1]	3,108	17,467
Morgan Stanley Asia-Pacific Fund, Inc.[1]	1,037	17,276
Delaware Investments National
Municipal Income Fund[1]	1,444	16,866
Helios Strategic Income Fund, Inc.[1]	2,176	14,492
Madison Strategic Sector Premium Fund[1]	1,144	13,682
Japan Smaller Capitalization Fund, Inc.[1]	1,317	12,077
First Trust Dividend and Income Fund[1]	1,282	11,282
DWS Global High Income Fund, Inc.[1]	1,260	10,080
Asia Tigers Fund, Inc.[1]	873	9,804
Nuveen Pennsylvania Dividend
Advantage Municipal Fund 2[1]	736	8,758
Korea Fund, Inc.*,1	185	7,657
European Equity Fund, Inc.*,1	834	7,523

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED Schedule of Investments (continued)	December 31, 2013
multi-hedge strategies fund

	Shares	Value

India Fund, Inc.[1]	340	$6,800
New Germany Fund, Inc.[1]	313	6,238
Templeton Dragon Fund, Inc.[1]	208	5,383
Aberdeen Greater China Fund, Inc.[1]	109	1,107
Total Closed-End Funds
(Cost $2,849,573)		3,058,169

	Face
	amount
REPURCHASE AGREEMENTS††,3 - 34.6%
Deutsche Bank
issued 12/31/13 at 0.01%
due 01/02/14	$1,977,609	1,977,609
HSBC Group
issued 12/31/13 at 0.01%
due 01/02/14	1,977,609	1,977,609
Credit Suisse Group
issued 12/31/13 at 0.00%
due 01/02/14	1,977,609	1,977,609
Mizuho Financial Group, Inc.
issued 12/31/13 at 0.01%
due 01/02/14	1,968,664	1,968,664
Total Repurchase Agreements
(Cost $7,901,491)		7,901,491
SECURITIES LENDING COLLATERAL††,4 - 0.1%
Repurchase Agreements
HSBC Securities, Inc.
issued 12/31/13 at 0.01%
due 01/02/14	27,889	27,889
Deutsche Bank Securities, Inc.
issued 12/31/13 at 0.02%
due 01/02/14	4,111	4,111
Total Securities Lending Collateral
(Cost $32,000)		32,000
Total Investments - 88.0%
(Cost $18,712,487)		$20,091,346

	Shares
COMMON STOCKS SOLD SHORT† - (31.1)%
Telecommunication Services - (0.1)%
Crown Castle International Corp.*	57	(4,186)
Level 3 Communications, Inc.*	308	(10,216)
Total Telecommunication Services		(14,402)
Materials - (1.6)%
Domtar Corp.	13	(1,226)
Kronos Worldwide, Inc.	82	(1,562)
Newmont Mining Corp.	88	(2,027)
Alcoa, Inc.	955	(10,152)
Air Products & Chemicals, Inc.	94	(10,507)
Royal Gold, Inc.	352	(16,216)
Silgan Holdings, Inc.	358	(17,191)
Aptargroup, Inc.	314	(21,292)
Southern Copper Corp.	761	(21,848)
Sigma-Aldrich Corp.	251	(23,597)
MeadWestvaco Corp.	660	(24,374)
Celanese Corp. — Class A	446	(24,668)
FMC Corp.	327	(24,675)
Praxair, Inc.	195	(25,356)
Ball Corp.	497	(25,676)
Tahoe Resources, Inc.*	1,565	(26,042)
EI du Pont de Nemours & Co.	408	(26,508)
Huntsman Corp.	1,081	(26,593)
Compass Minerals International, Inc.	346	(27,698)
Total Materials		(357,208)
Utilities - (1.7)%
American Water Works Company, Inc.	170	(7,184)
Hawaiian Electric Industries, Inc.	585	(15,245)
ITC Holdings Corp.	164	(15,714)
Aqua America, Inc.	677	(15,971)
TECO Energy, Inc.	1,194	(20,585)
FirstEnergy Corp.	660	(21,767)
NextEra Energy, Inc.	258	(22,090)
Exelon Corp.	830	(22,734)
Questar Corp.	1,012	(23,266)
CenterPoint Energy, Inc.	1,018	(23,597)
Consolidated Edison, Inc.	434	(23,992)
Dominion Resources, Inc.	381	(24,647)
Ameren Corp.	685	(24,770)
Pepco Holdings, Inc.	1,308	(25,022)
Southern Co.	610	(25,077)
Calpine Corp.*	1,289	(25,148)
MDU Resources Group, Inc.	840	(25,662)
ONEOK, Inc.	415	(25,805)
Total Utilities		(388,276)
Consumer Staples - (2.0)%
Costco Wholesale Corp.	38	(4,522)
PepsiCo, Inc.	107	(8,875)
Whole Foods Market, Inc.	182	(10,525)
Philip Morris International, Inc.	126	(10,978)
Church & Dwight Company, Inc.	207	(13,720)
Avon Products, Inc.	1,142	(19,665)
Fresh Market, Inc.*	553	(22,397)
Wal-Mart Stores, Inc.	289	(22,742)
Dean Foods Co.*	1,380	(23,722)
Mead Johnson Nutrition Co. — Class A	289	(24,207)
Brown-Forman Corp. — Class B	324	(24,485)
Kellogg Co.	402	(24,550)
McCormick & Company, Inc.	358	(24,673)
Beam, Inc.	365	(24,842)
Colgate-Palmolive Co.	381	(24,845)
Estee Lauder Companies, Inc. — Class A	333	(25,082)
Bunge Ltd.	308	(25,290)
Coca-Cola Co.	616	(25,447)
Mondelez International, Inc. — Class A	736	(25,981)
Sysco Corp.	736	(26,570)
Campbell Soup Co.	629	(27,223)
Monster Beverage Corp.*	402	(27,243)
Total Consumer Staples		(467,584)
Health Care - (2.2)%
IDEXX Laboratories, Inc.*	13	(1,383)
Boston Scientific Corp.*	132	(1,587)
Bruker Corp.*	182	(3,598)

See Notes to Financial Statements.	The GUGGENHEIM FUNDS annual report | 29

CONSOLIDATED Schedule of Investments (continued)	December 31, 2013
multi-hedge strategies fund

	Shares	Value

Cubist Pharmaceuticals, Inc.*	69	$(4,752)
Pharmacyclics, Inc.*	50	(5,289)
Varian Medical Systems, Inc.*	88	(6,837)
Agilent Technologies, Inc.	126	(7,206)
Salix Pharmaceuticals Ltd.*	101	(9,084)
HCA Holdings, Inc.*	314	(14,981)
Techne Corp.	182	(17,230)
Actavis plc*	113	(18,984)
Alexion Pharmaceuticals, Inc.*	145	(19,294)
Theravance, Inc.*	591	(21,069)
Health Net, Inc.*	754	(22,372)
CR Bard, Inc.	170	(22,770)
Alere, Inc.*	635	(22,987)
BioMarin Pharmaceutical, Inc.*	352	(24,735)
Merck & Company, Inc.	497	(24,875)
Endo Health Solutions, Inc.*	371	(25,028)
Incyte Corporation Ltd.*	497	(25,163)
Medivation, Inc.*	396	(25,273)
Allscripts Healthcare Solutions, Inc.*	1,666	(25,756)
Hologic, Inc.*	1,176	(26,283)
Forest Laboratories, Inc.*	440	(26,413)
Vertex Pharmaceuticals, Inc.*	365	(27,120)
Community Health Systems, Inc.*	1,926	(75,634)
Total Health Care		(505,703)
Energy - (3.1)%
RPC, Inc.	19	(339)
Tesoro Corp.	13	(761)
FMC Technologies, Inc.*	289	(15,089)
Newfield Exploration Co.*	855	(21,059)
Laredo Petroleum, Inc.*	786	(21,764)
Cobalt International Energy, Inc.*	1,421	(23,375)
Concho Resources, Inc.*	220	(23,760)
Kosmos Energy Ltd.*	2,206	(24,663)
Ultra Petroleum Corp.*	1,144	(24,768)
Devon Energy Corp.	402	(24,872)
Southwestern Energy Co.*	641	(25,211)
CONSOL Energy, Inc.	679	(25,829)
Range Resources Corp.	308	(25,967)
Dresser-Rand Group, Inc.*	440	(26,237)
Peabody Energy Corp.	1,351	(26,385)
Williams Companies, Inc.	685	(26,420)
SandRidge Energy, Inc.*	4,469	(27,127)
Teekay Corp.	566	(27,174)
McDermott International, Inc.*	3,193	(29,248)
Regency Energy Partners, LP	5,594	(146,898)
Plains All American Pipeline, LP	2,868	(148,477)
Total Energy		(715,423)
Information Technology - (3.1)%
Applied Materials, Inc.	13	(230)
Compuware Corp.	38	(426)
Red Hat, Inc.*	25	(1,401)
F5 Networks, Inc.*	44	(3,998)
Western Union Co.	283	(4,882)
Pandora Media, Inc.*	214	(5,692)
Concur Technologies, Inc.*	57	(5,881)
Nuance Communications, Inc.*	446	(6,779)
Linear Technology Corp.	151	(6,878)
JDS Uniphase Corp.*	559	(7,256)
Citrix Systems, Inc.*	126	(7,970)
National Instruments Corp.	421	(13,481)
Freescale Semiconductor Ltd.*	930	(14,927)
Teradata Corp.*	339	(15,421)
Rackspace Hosting, Inc.*	427	(16,709)
NCR Corp.*	547	(18,631)
Global Payments, Inc.	321	(20,862)
Altera Corp.	673	(21,893)
Juniper Networks, Inc.*	999	(22,547)
Zynga, Inc. — Class A*	6,097	(23,169)
TIBCO Software, Inc.*	1,056	(23,739)
Automatic Data Processing, Inc.	302	(24,405)
Diebold, Inc.	754	(24,890)
Atmel Corp.*	3,275	(25,643)
Equinix, Inc.*	145	(25,730)
Paychex, Inc.	566	(25,770)
VMware, Inc. — Class A*	289	(25,926)
Informatica Corp.*	629	(26,104)
Riverbed Technology, Inc.*	1,446	(26,144)
Solera Holdings, Inc.	371	(26,252)
Fairchild Semiconductor International,
Inc. — Class A*	1,974	(26,353)
Salesforce.com, Inc.*	478	(26,381)
Polycom, Inc.*	2,357	(26,469)
Visa, Inc. — Class A	119	(26,499)
VeriFone Systems, Inc.*	999	(26,793)
Stratasys Ltd.*	201	(27,075)
ON Semiconductor Corp.*	3,344	(27,555)
Fortinet, Inc.*	1,458	(27,892)
Palo Alto Networks, Inc.*	509	(29,252)
Total Information Technology		(717,905)
Consumer Discretionary - (3.4)%
Delphi Automotive plc	13	(782)
Goodyear Tire & Rubber Co.	50	(1,192)
Deckers Outdoor Corp.*	19	(1,605)
Dollar Tree, Inc.*	50	(2,821)
Hasbro, Inc.	63	(3,466)
Tesla Motors, Inc.*	25	(3,760)
McDonald’s Corp.	44	(4,269)
Harley-Davidson, Inc.	69	(4,778)
Best Buy Company, Inc.	126	(5,025)
Garmin Ltd.	126	(5,824)
Madison Square Garden Co. — Class A*	107	(6,161)
Choice Hotels International, Inc.	166	(8,152)
Cabela’s, Inc.*	138	(9,199)
Wynn Resorts Ltd.	63	(12,235)
Harman International Industries, Inc.	164	(13,423)
Ulta Salon Cosmetics & Fragrance, Inc.*	145	(13,995)
Coach, Inc.	270	(15,155)
DSW, Inc. — Class A	377	(16,109)
Netflix, Inc.*	50	(18,409)
Carnival Corp.	459	(18,438)
Groupon, Inc. — Class A*	1,590	(18,714)
Morningstar, Inc.	283	(22,099)
Family Dollar Stores, Inc.	346	(22,480)
CarMax, Inc.*	484	(22,758)

30 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

CONSOLIDATED Schedule of Investments (continued)	December 31, 2013
multi-hedge strategies fund

	Shares	Value

L Brands, Inc.	377	$(23,317)
Marriott International, Inc. — Class A	488	(24,088)
Panera Bread Co. — Class A*	138	(24,383)
Yum! Brands, Inc.	327	(24,725)
Apollo Education Group, Inc. — Class A*	911	(24,889)
Chico’s FAS, Inc.	1,326	(24,982)
Clear Channel Outdoor Holdings,
Inc. — Class A	2,483	(25,178)
Allison Transmission Holdings, Inc.	918	(25,346)
Cinemark Holdings, Inc.	761	(25,364)
Ross Stores, Inc.	339	(25,401)
PVH Corp.	189	(25,708)
Advance Auto Parts, Inc.	233	(25,788)
Dick’s Sporting Goods, Inc.	446	(25,913)
DISH Network Corp. — Class A*	459	(26,585)
Tempur Sealy International, Inc.*	497	(26,818)
DreamWorks Animation SKG,
Inc. — Class A*	761	(27,016)
Expedia, Inc.	396	(27,585)
Cablevision Systems Corp. — Class A	1,540	(27,612)
Lennar Corp. — Class A	704	(27,850)
DR Horton, Inc.	1,301	(29,039)
Total Consumer Discretionary		(768,436)
Industrials - (4.3)%
Stericycle, Inc.*	13	(1,510)
Owens Corning*	75	(3,054)
Regal-Beloit Corp.	44	(3,244)
Parker Hannifin Corp.	32	(4,116)
Cintas Corp.	75	(4,469)
Nordson Corp.	63	(4,681)
Clean Harbors, Inc.*	107	(6,416)
Lockheed Martin Corp.	44	(6,541)
WESCO International, Inc.*	88	(8,014)
Joy Global, Inc.	145	(8,481)
Kennametal, Inc.	189	(9,841)
IHS, Inc. — Class A*	126	(15,082)
MSC Industrial Direct Company,
Inc. — Class A	189	(15,284)
Con-way, Inc.	415	(16,480)
WABCO Holdings, Inc.*	207	(19,336)
J.B. Hunt Transport Services, Inc.	251	(19,402)
CH Robinson Worldwide, Inc.	352	(20,536)
CSX Corp.	748	(21,520)
Stanley Black & Decker, Inc.	270	(21,786)
Covanta Holding Corp.	1,251	(22,205)
WW Grainger, Inc.	90	(22,988)
KBR, Inc.	748	(23,854)
Navistar International Corp.*	629	(24,022)
Verisk Analytics, Inc. — Class A*	371	(24,382)
Fastenal Co.	522	(24,800)
Cummins, Inc.	176	(24,811)
Kansas City Southern	201	(24,890)
United Parcel Service, Inc. — Class B	239	(25,114)
Pall Corp.	296	(25,264)
TransDigm Group, Inc.	157	(25,280)
Expeditors International of
Washington, Inc.	572	(25,311)
Landstar System, Inc.	444	(25,508)
Xylem, Inc.	742	(25,673)
United Technologies Corp.	226	(25,719)
Triumph Group, Inc.	339	(25,788)
General Dynamics Corp.	270	(25,799)
Copart, Inc.*	704	(25,802)
Donaldson Company, Inc.	597	(25,946)
Toro Co.	408	(25,949)
Emerson Electric Co.	371	(26,036)
Harsco Corp.	937	(26,264)
SPX Corp.	264	(26,297)
Rollins, Inc.	874	(26,473)
Iron Mountain, Inc.	893	(27,103)
Armstrong World Industries, Inc.*	471	(27,134)
Chicago Bridge & Iron Company N.V.	327	(27,187)
3M Co.	195	(27,349)
Textron, Inc.	761	(27,974)
United Continental Holdings, Inc.*	805	(30,453)
Total Industrials		(981,168)
Financials - (9.6)%
Investors Bancorp, Inc.	5	(128)
Plum Creek Timber Company, Inc.	13	(605)
Equity Residential	19	(986)
Chubb Corp.	13	(1,256)
BioMed Realty Trust, Inc.	75	(1,359)
St. Joe Co.*	189	(3,627)
WR Berkley Corp.	101	(4,382)
Aflac, Inc.	69	(4,609)
Principal Financial Group, Inc.	94	(4,635)
Invesco Ltd.	132	(4,805)
Prudential Financial, Inc.	69	(6,363)
Franklin Resources, Inc.	113	(6,523)
T. Rowe Price Group, Inc.	82	(6,869)
Kilroy Realty Corp.	145	(7,276)
UDR, Inc.	365	(8,523)
McGraw Hill Financial, Inc.	119	(9,306)
Comerica, Inc.	220	(10,459)
Legg Mason, Inc.	314	(13,653)
BB&T Corp.	371	(13,846)
BRE Properties, Inc.	270	(14,772)
CNA Financial Corp.	377	(16,170)
MetLife, Inc.	327	(17,632)
American Tower Corp. — Class A	226	(18,039)
E*TRADE Financial Corp.*	930	(18,265)
BankUnited, Inc.	591	(19,456)
American Campus Communities, Inc.	610	(19,648)
Realty Income Corp.	528	(19,710)
Washington Federal, Inc.	849	(19,774)
Boston Properties, Inc.	207	(20,777)
Mack-Cali Realty Corp.	968	(20,793)
AvalonBay Communities, Inc.	182	(21,517)
Lazard Ltd. — Class A	490	(22,207)
Eaton Vance Corp.	528	(22,593)
White Mountains Insurance Group Ltd.	38	(22,917)
Piedmont Office Realty Trust,
Inc. — Class A	1,389	(22,946)
Alexandria Real Estate Equities, Inc.	365	(23,221)

See Notes to Financial St atements.	The GUGGENHEIM FUNDS annual report | 31

CONSOLIDATED Schedule of Investments (continued)	December 31, 2013
multi-hedge strategies fund

	Shares	Value

Arthur J Gallagher & Co.	497	$(23,324)
Brown & Brown, Inc.	744	(23,354)
Interactive Brokers Group, Inc. — Class A	968	(23,561)
First Citizens BancShares, Inc. — Class A	107	(23,821)
Duke Realty Corp.	1,603	(24,109)
CME Group, Inc. — Class A	308	(24,166)
Vornado Realty Trust	277	(24,595)
Forest City Enterprises, Inc. — Class A*	1,289	(24,620)
Bank of Hawaii Corp.	421	(24,898)
SL Green Realty Corp.	270	(24,943)
ProAssurance Corp.	515	(24,967)
Validus Holdings Ltd.	622	(25,060)
Commerce Bancshares, Inc.	561	(25,215)
Marsh & McLennan Companies, Inc.	522	(25,244)
Mercury General Corp.	509	(25,302)
Loews Corp.	528	(25,471)
Hartford Financial Services Group, Inc.	704	(25,506)
Markel Corp.*	44	(25,535)
MSCI, Inc. — Class A*	586	(25,620)
Signature Bank*	239	(25,673)
Jones Lang LaSalle, Inc.	251	(25,700)
Howard Hughes Corp.*	214	(25,701)
Cullen/Frost Bankers, Inc.	346	(25,753)
Bank of New York Mellon Corp.	748	(26,135)
American Express Co.	289	(26,221)
Northern Trust Corp.	427	(26,427)
United Bankshares, Inc.	4,098	(128,882)
KKR & Company, LP	5,997	(145,968)
Union First Market Bankshares Corp.	8,379	(207,883)
Umpqua Holdings Corp.	15,477	(296,230)
M&T Bank Corp.	2,695	(313,752)
Total Financials		(2,193,283)
Total Common Stock Sold Short
(Proceeds $6,320,619)		(7,109,388)
EXCHANGE TRADED FUNDS SOLD SHORT† - (14.1)%
iShares MSCI EAFE ETF	5	(335)
iShares MSCI Emerging Markets ETF	24	(1,002)
iShares MSCI Australia ETF	128	(3,119)
iShares MSCI Thailand Capped ETF	50	(3,433)
iShares MSCI Austria Capped ETF	174	(3,447)
iShares MSCI South Africa ETF	54	(3,482)
iShares MSCI France ETF	148	(4,211)
iShares MSCI Sweden ETF	142	(5,088)
iShares MSCI Italy Capped ETF	384	(5,987)
iShares MSCI Spain Capped ETF	175	(6,750)
iShares MSCI Mexico Capped ETF	106	(7,208)
iShares MSCI Chile Capped ETF	157	(7,459)
iShares MSCI Turkey ETF	160	(7,626)
Market Vectors Gold Miners ETF	390	(8,237)
iShares MSCI Singapore ETF	659	(8,679)
iShares JP Morgan USD Emerging
Markets Bond ETF	82	(8,869)
iShares MSCI Belgium Capped ETF	592	(9,703)
iShares MSCI Germany ETF	329	(10,449)
iShares MSCI Malaysia ETF	669	(10,584)
iShares MSCI Brazil Capped ETF	243	(10,857)
iShares MSCI Hong Kong ETF	711	(14,647)
iShares MSCI Netherlands ETF	612	(15,869)
iShares MSCI United Kingdom ETF	867	(18,103)
iShares MSCI Taiwan ETF	1,468	(21,169)
iShares China Large-Capital ETF	577	(22,128)
iShares MSCI Canada ETF	760	(22,162)
iShares MSCI Japan ETF	2,049	(24,854)
iShares MSCI South Korea Capped ETF	430	(27,808)
Market Vectors Russia ETF	998	(28,812)
iShares MSCI Switzerland Capped ETF	1,560	(51,464)
iShares 20+ Year Treasury Bond ETF	529	(53,884)
Powershares QQQ Trust Series 1	722	(63,507)
iShares iBoxx $ Investment Grade
Corporate Bond ETF	597	(68,183)
iShares TIPS Bond ETF	825	(90,668)
iShares US Real Estate ETF	1,605	(101,259)
iShares Russell 1000 Value ETF	1,313	(123,632)
iShares Russell 2000 ETF	1,250	(144,138)
PowerShares Emerging Markets
Sovereign Debt Portfolio	5,623	(151,821)
SPDR Barclays High Yield Bond ETF	6,502	(263,721)
iShares 7-10 Year Treasury Bond ETF	4,119	(408,770)
iShares Core Total US Bond Market ETF	4,123	(438,811)
SPDR S&P 500 ETF Trust	5,045	(931,644)
Total Exchange Traded Funds Sold Short
(Proceeds $3,049,356)		(3,213,579)
EXCHANGE TRADED NOTES SOLD SHORT† - (0.1)%
iPath MSCI India Index ETN*	564	(32,126)
Total Exchange Traded Notes Sold Short
(Proceeds $31,217)		(32,126)
Total Securities Sold Short - (45.3)%
(Proceeds $9,401,192)		$(10,355,093)
Other Assets & Liabilities, net - 57.3%		13,072,983
Total Net Assets - 100.0%		$22,809,236

		Unrealized
	Contracts	Gain
CURRENCY FUTURES CONTRACTS PURCHASED†
March 2014 British Pound
Futures Contracts
(Aggregate Value of
Contracts $931,050)	9	$13,722
March 2014 Euro FX
Futures Contracts
(Aggregate Value of
Contracts $1,031,850)	6	5,996
March 2014 Swiss Franc
Futures Contracts
(Aggregate Value of
Contracts $701,063)	5	4,169
(Total Aggregate Value of
Contracts $2,663,963)		$23,887

32 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

CONSOLIDATED Schedule of Investments (continued)	December 31, 2013
multi-hedge strategies fund

		Unrealized
	Contracts	Gain (Loss)

COMMODITY FUTURES CONTRACTS PURCHASED†
September 2014 WTI Crude
Futures Contracts
(Aggregate Value of
Contracts $1,137,240)	12	$20,632
June 2014 Live Cattle
Futures Contracts
(Aggregate Value of
Contracts $984,200)	19	19,376
October 2014 Lean Hogs
Futures Contracts
(Aggregate Value of
Contracts $1,004,700)	30	17,856
December 2014 Cotton #2
Futures Contracts
(Aggregate Value of
Contracts $1,097,880)	28	16,372
March 2014 Cocoa
Futures Contracts
(Aggregate Value of
Contracts $162,420)	6	12,901
May 2014 Gasoline RBOB
Futures Contracts
(Aggregate Value of
Contracts $993,586)	8	2,362
March 2014 Copper
Futures Contracts
(Aggregate Value of
Contracts $84,850)	1	51
February 2014 New York Harbor
Ultra-Low Sulfur Diesel
Futures Contracts
(Aggregate Value of
Contracts $128,869)	1	39
February 2014 Gasoline RBOB
Futures Contracts
(Aggregate Value of
Contracts $234,209)	2	(2,484)
March 2014 LME Zinc
Futures Contracts
(Aggregate Value of
Contracts $154,350)	3	(4,511)
March 2014 LME Lead
Futures Contracts
(Aggregate Value of
Contracts $166,414)	3	(5,328)
March 2014 Natural Gas
Futures Contracts
(Aggregate Value of
Contracts $252,840)	6	(7,751)
December 2014 Cocoa
Futures Contracts
(Aggregate Value of
Contracts $1,029,800)	38	(18,134)
November 2014 Soybean
Futures Contracts
(Aggregate Value of
Contracts $1,075,400)	19	(57,779)
(Total Aggregate Value of
Contracts $8,506,758)		$(6,398)
INTEREST RATE FUTURES CONTRACTS PURCHASED†
March 2014 U.S. Treasury 10 Year Note
Futures Contracts
(Aggregate Value of
Contracts $3,686,250)	30	$(68,950)
EQUITY FUTURES CONTRACTS PURCHASED†
March 2014 S&P 500 Index Mini
Futures Contracts
(Aggregate Value of
Contracts $3,504,075)	38	$132,330
March 2014 NASDAQ-100 Index Mini
Futures Contracts
(Aggregate Value of
Contracts $143,560)	2	5,201
March 2014 Dow Jones Industrial Average Index Mini
Futures Contracts
(Aggregate Value of
Contracts $82,625)	1	4,118
January 2014 MSCI Taiwan Stock Index
Futures Contracts††
(Aggregate Value of
Contracts $122,192)	4	3,938
January 2014 Nikkei 225 Mini
Futures Contracts††
(Aggregate Value of
Contracts $46,413)	3	3,071
January 2014 Mini-Hang Seng Index
Futures Contracts††
(Aggregate Value of
Contracts $30,211)	1	660
January 2014 CBOE VIX Index
Futures Contracts
(Aggregate Value of
Contracts $1,170,960)	84	(128,480)
April 2014 CBOE VIX Index
Futures Contracts
(Aggregate Value of
Contracts $1,201,020)	74	(151,809)
(Total Aggregate Value of
Contracts $6,301,056)		$(130,971)
EQUITY FUTURES CONTRACTS SOLD SHORT†
February 2014 CBOE VIX Index
Futures Contracts
(Aggregate Value of
Contracts $1,165,250)	79	$196,988

See Notes to Financial Statements.	The GUGGENHEIM FUNDS annual report | 33

CONSOLIDATED Schedule of Investments (continued)	December 31, 2013
multi-hedge strategies fund

		Unrealized
	Contracts	Gain (Loss)
March 2014 CBOE VIX Index
Futures Contracts
(Aggregate Value of
Contracts $1,185,600)	76	$105,332
May 2014 CBOE VIX Index
Futures Contracts
(Aggregate Value of
Contracts $184,580)	11	12,097
March 2014 Russell 2000 Index Mini
Futures Contracts
(Aggregate Value of
Contracts $1,624,840)	14	(68,654)
March 2014 S&P MidCap 400 Index Mini
Futures Contracts
(Aggregate Value of
Contracts $1,609,080)	12	(69,331)
(Total Aggregate Value of
Contracts $5,769,350)		$176,432
COMMODITY FUTURES CONTRACTS SOLD SHORT†
March 2014 Corn
Futures Contracts
(Aggregate Value of
Contracts $147,525)	7	$40,906
February 2014 Gold 100 oz.
Futures Contracts
(Aggregate Value of
Contracts $481,520)	4	32,336
March 2014 Soybean Oil
Futures Contracts
(Aggregate Value of
Contracts $468,000)	20	17,918
May 2014 Cocoa
Futures Contracts
(Aggregate Value of
Contracts $569,730)	21	17,437
March 2014 Silver
Futures Contracts
(Aggregate Value of
Contracts $194,400)	2	15,264
May 2014 Wheat
Futures Contracts
(Aggregate Value of
Contracts $183,600)	6	10,805
March 2014 WTI Crude
Futures Contracts
(Aggregate Value of
Contracts $1,086,250)	11	10,618
September 2014 Cocoa
Futures Contracts
(Aggregate Value of
Contracts $464,610)	17	6,804
March 2014 Sugar #11
Futures Contracts
(Aggregate Value of
Contracts $166,018)	9	2,020
April 2014 Gasoline RBOB
Futures Contracts
(Aggregate Value of
Contracts $995,333)	8	1,589
January 2014 LME Primary Aluminum
Futures Contracts
(Aggregate Value of
Contracts $220,200)	5	(438)
January 2014 LME Nickel
Futures Contracts
(Aggregate Value of
Contracts $83,058)	1	(781)
June 2014 Lean Hogs
Futures Contracts
(Aggregate Value of
Contracts $1,201,200)	30	(1,220)
April 2014 Live Cattle
Futures Contracts
(Aggregate Value of
Contracts $974,160)	18	(3,171)
March 2014 Coffee ‘C’
Futures Contracts
(Aggregate Value of
Contracts $165,900)	4	(4,386)
July 2014 Soybean
Futures Contracts
(Aggregate Value of
Contracts $1,008,600)	16	(4,516)
July 2014 Cotton #2
Futures Contracts
(Aggregate Value of
Contracts $1,090,830)	26	(18,201)
(Total Aggregate Value of
Contracts $9,500,934)		$122,984
CURRENCY FUTURES CONTRACTS SOLD SHORT†
March 2014 Japanese Yen
Futures Contracts
(Aggregate Value of
Contracts $1,068,975)	9	$34,304
March 2014 Australian Dollar
Futures Contracts
(Aggregate Value of
Contracts $888,400)	10	8,952
March 2014 Canadian Dollar
Futures Contracts
(Aggregate Value of
Contracts $563,760)	6	(622)
(Total Aggregate Value of
Contracts $2,521,135)		$42,634
INTEREST RATE FUTURES CONTRACTS SOLD SHORT†
March 2014 U.S. Treasury 2 Year Note
Futures Contracts
(Aggregate Value of
Contracts $12,310,376)	56	$20,044

34 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

CONSOLIDATED Schedule of Investments (concluded)	December 31, 2013
multi-hedge strategies fund

		Unrealized
	Units	Gain (Loss)

EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Goldman Sachs International
January 2014 Goldman Sachs
Multi-Hedge Strategies Index Swap,
Terminating 01/14/14[5]
(Notional Value $723,395)	6,456	$(20,899)
EQUITY INDEX SWAP AGREEMENTS††
Goldman Sachs International
January 2014 Goldman Sachs
Multi-Hedge Strategies Index Swap,
Terminating 01/14/14[5]
(Notional Value $2,293,960)	18,458	$87,581

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as short security collateral at December 31, 2013.
[2]	All or portion of this security is on loan at December 31, 2013 — See Note 10.
[3]	Repurchase Agreements — See Note 5.
[4]	Securities lending collateral — See Note 10.
[5]	Total Return based on Goldman Sachs Multi-Hedge Strategies Index +/- financing at a variable rate.
[6]	Investment in a product that pays a management fee to a party related to the advisor.

See Notes to Financial Statements.	The GUGGENHEIM FUNDS annual report | 35

multi-hedge strategies fund

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

Assets:
Investments, at value - including $29,440 of securities loaned
(cost $10,778,996)	$12,157,855
Repurchase agreements, at value
(cost $7,933,491)	7,933,491
Total investments
(cost $18,712,487)	20,091,346
Segregated cash with broker	12,601,660
Unrealized appreciation on swap agreements	87,581
Receivables:
Securities sold	543,638
Dividends	31,782
Variation margin	6,973
Fund shares sold	1,045
Interest	175
Total assets	33,364,200
Liabilities:
Securities sold short, at value (proceeds $9,401,192)	10,355,093
Due to broker	38,064
Unrealized depreciation on swap agreements	20,899
Overdraft due to custodian bank	13,552
Payable for:
Securities purchased	46,578
Upon return of securities loaned	32,000
Management fees	21,381
Fund shares redeemed	2,060
Miscellaneous	25,337
Total liabilities	10,554,964
Net assets	$22,809,236
Net assets consist of:
Paid in capital	$31,637,965
Accumulated net investment loss	(311,811)
Accumulated net realized loss on investments	(9,188,211)
Net unrealized appreciation on investments	671,293
Net assets	$22,809,236
Capital shares outstanding	1,002,585
Net asset value per share	$22.75

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended December 31, 2013

Investment Income:
Dividends (net of foreign withholding tax of $497)	$389,313
Interest	2,243
Income from securities lending, net	939
Total investment income	392,495

Expenses:
Management fees	266,057
Short sales dividend expense	195,253
Prime broker interest expense	86,368
Trustees’ fees*	2,403
Custodian fees	144
Miscellaneous	(1,502)
Total expenses	548,723
Less:
Expenses waived by Advisor	(14,520)
Net expenses	534,203
Net investment loss	(141,708)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,636,052
Swap agreements	296,157
Futures contracts	(59,157)
Foreign currency	62
Securities sold short	(2,167,420)
Options purchased	(760)
Net realized gain	704,934
Net change in unrealized appreciation (depreciation) on:
Investments	144,881
Securities sold short	(448,360)
Swap agreements	66,682
Futures contracts	7,266
Options purchased	310
Foreign currency	(9)
Net change in unrealized appreciation (depreciation)	(229,230)
Net realized and unrealized gain	475,704
Net increase in net assets resulting from operations	$333,996

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

36 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

multi-hedge strategies fund

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012
Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(141,708)	$(276,763)
Net realized gain (loss) on investments and foreign currency	704,934	(172,528)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(229,230)	809,455
Net increase in net assets resulting from operations	333,996	360,164

Distributions to shareholders from:
Net investment income	—	(129,137)
Total distributions to shareholders	—	(129,137)

Capital share transactions:
Proceeds from sale of shares	13,501,356	17,824,650
Value of proceeds from merger	—	4,378,044
Distributions reinvested	—	129,137
Cost of shares redeemed	(13,400,908)	(18,796,037)
Net increase from capital share transactions	100,448	3,535,794
Net increase in net assets	434,444	3,766,821

Net assets:
Beginning of year	22,374,792	18,607,971
End of year	$22,809,236	$22,374,792
Accumulated net investment loss at end of year	$(311,811)	$(319,958)

Capital share activity:
Shares sold	596,618	990,880 †
Shares issued from reinvestment of distributions	—	5,807
Shares redeemed	(593,675)	(842,713)
Net increase in shares	2,943	153,974

† Includes 196,061 shares issued in connection with Fund merger—See Note 13.

See Notes to Financial Statements.	The GUGGENHEIM FUNDS annual report | 37

multi-hedge strategies fund

Consolidated FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013[e]	2012[e]	2011[e]	2010[e]	2009[e]
Per Share Data
Net asset value, beginning of period	$22.38	$22.00	$21.30	$20.06	$20.97
Income (loss) from investment operations:
Net investment loss[a]	(.15)	(.31)	(.21)	(.37)	(.19)
Net gain (loss) on investments (realized and unrealized)	.52	.82	.91	1.61	(.50)
Total from investment operations	.37	.51	.70	1.24	(.69)
Less distributions from:
Net investment income	—	(.13)	—	—	(.22)
Total distributions	—	(.13)	—	—	(.22)
Net asset value, end of period	$22.75	$22.38	$22.00	$21.30	$20.06

Total Return[b]	1.65%	2.23%	3.38%	6.18%	(3.28%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,809	$22,375	$18,608	$17,637	$25,563
Ratios to average net assets:
Net investment loss	(0.65%)	(1.37%)	(0.96%)	(1.83%)	(0.95%)
Total expenses[c]	2.51%	2.16%	2.55%	3.39%	1.87%
Net expenses[d]	2.44%	2.08%	2.44%	3.26%	1.84%
Portfolio turnover rate	324%	461%	397%	845%	1,074%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers, and may include interest and dividend expense. Excluding interest and dividend expense, related to short sales, operating expense ratios for the years ended December 31 would be:

2013	2012	2011	2010	2009
1.15%	1.15%	1.17%	1.17%	1.15%

[e]	Consolidated.

38 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

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the GUGGENHEIM FUNDS annual report | 39

performance report and FUND PROFILE (Unaudited)	December 31, 2013

COMMODITIES STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a benchmark for commodities. The Fund’s current benchmark is the S&P GSCI™ (the “underlying index”).

For the one-year period ended December 31, 2013, the Fund returned -3.21%, compared with a return of -1.24% for its benchmark, the S&P GSCI.

Brent crude, crude oil and soybeans were the components which contributed the most to the underlying index during the year.

Corn, wheat and gold were the components which detracted the most from the underlying index during the year.

Investors confronted what many analysts termed the end of the commodities supercycle, as a 10-year rise in commodities prices reversed in 2013 on news of growing supplies and the prospect of less stimulus from the world’s major central banks. Slowing growth in developing markets contributed to lower demand.

Lower prices for precious metals and some agricultural commodities led the decline in the underlying index, as gold had its worst performance since 1980 and corn since 1970. Economists continue to grow concerned about a three-year slump in industrial metals, such as copper and aluminum. The modest performance of energy prices was one of the few commodities bright spots for the year. Only when weather turned colder late in the period did prices of some assets, such as natural gas and orange juice, jump.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the most efficient manner, as well as to provide liquidity.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: September 30, 2005

The Fund invests principally in derivative investments such as commodity-linked futures contracts.

40 | the GUGGENHEIM FUNDS annual report

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*,†

Average Annual Returns

Periods Ended December 31, 2013*,†

			Since
			Inception
	1 Year	5 Year	(09/30/05)
Commodities Strategy Fund	-3.21%	1.43%	-7.57%
S&P 500 Index	32.39%	17.94%	7.33%
S&P GSCI	-1.24%	3.87%	-5.15%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P Goldman Sachs Commodity Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.

the GUGGENHEIM FUNDS annual report | 41

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2013
Commodities Strategy Fund

	Face
	Amount	Value

FEDERAL AGENCY DISCOUNT NOTES†† - 40.5%
Fannie Mae[1]
0.08% due 01/02/14	$1,000,000	$1,000,000
Farmer Mac[2]
0.03% due 01/02/14	1,000,000	999,999
Federal Farm Credit Bank[2]
0.03% due 01/10/14	500,000	499,996
Total Federal Agency Discount Notes
(Cost $2,499,993)		2,499,995

REPURCHASE AGREEMENTS††,3 - 53.4%
Deutsche Bank
issued 12/31/13 at 0.01%
due 01/02/14	825,069	825,069
HSBC Group
issued 12/31/13 at 0.01%
due 01/02/14	825,069	825,069
Credit Suisse Group
issued 12/31/13 at 0.00%
due 01/02/14	825,069	825,069
Mizuho Financial Group, Inc.
issued 12/31/13 at 0.01%
due 01/02/14	821,335	821,335
Total Repurchase Agreements
(Cost $3,296,542)		3,296,542
Total Investments - 93.9%
(Cost $5,796,535)		$5,796,537
Other Assets & Liabilities, net - 6.1%		373,553
Total Net Assets - 100.0%		$6,170,090

		Unrealized
	Contracts	Gain
COMMODITY FUTURES CONTRACTS PURCHASED†
January 2014 Goldman Sachs
Commodity Index
Futures Contracts
(Aggregate Value of
Contracts $6,171,750)	39	$17,161

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	Repurchase Agreements — See Note 5.

42 | The Guggenheim Funds annual REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

COMMODITIES STRATEGY FUND

CONSOLIDATED STATEMENT OF
ASSETS AND LIABILITIES

December 31, 2013

Assets:
Investments, at value
(cost $2,499,993)	$2,499,995
Repurchase agreements, at value
(cost $3,296,542)	3,296,542
Total investments
(cost $5,796,535)	5,796,537
Segregated cash with broker	420,000
Total assets	6,216,537
Liabilities:
Payable for:
Variation margin	22,003
Fund shares redeemed	6,403
Management fees	3,839
Transfer agent and administrative fees	1,280
Investor service fees	1,280
Portfolio accounting fees	512
Miscellaneous	11,130
Total liabilities	46,447
Net assets	$6,170,090
Net assets consist of:
Paid in capital	$24,982,277
Accumulated net investment loss	(1,734,738)
Accumulated net realized loss on investments	(17,094,612)
Net unrealized appreciation on investments	17,163
Net assets	$6,170,090
Capital shares outstanding	568,858
Net asset value per share	$10.85

CONSOLIDATED STATEMENT OF
OPERATIONS

Year Ended December 31, 2013

Investment Income:
Interest	$3,444
Total investment income	3,444

Expenses:
Management fees	59,525
Transfer agent and administrative fees	17,333
Investor service fees	17,333
Portfolio accounting fees	6,933
Professional fees	6,408
Trustees’ fees*	924
Custodian fees	795
Miscellaneous	5,456
Total expenses	114,707
Less:
Expenses waived by Advisor	(7,524)
Net expenses	107,183
Net investment loss	(103,739)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Futures contracts	(191,880)
Net realized loss	(191,880)
Net change in unrealized appreciation (depreciation) on:
Investments	(398)
Futures contracts	(118,954)
Net change in unrealized appreciation (depreciation)	(119,352)
Net realized and unrealized loss	(311,232)
Net decrease in net assets resulting from operations	$(414,971)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

COMMODITIES STRATEGY FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(103,739)	$(140,900)
Net realized loss on investments	(191,880)	(285,427)
Net change in unrealized appreciation (depreciation) on investments	(119,352)	228,487
Net decrease in net assets resulting from operations	(414,971)	(197,840)

Capital share transactions:
Proceeds from sale of shares	34,174,511	43,525,171
Cost of shares redeemed	(35,226,952)	(46,442,259)
Net decrease from capital share transactions	(1,052,441)	(2,917,088)
Net decrease in net assets	(1,467,412)	(3,114,928)

Net assets:
Beginning of year	7,637,502	10,752,430
End of year	$6,170,090	$7,637,502
Accumulated net investment loss at end of year	$(1,734,738)	$(1,734,738)

Capital share activity:
Shares sold	3,100,067	3,753,345
Shares redeemed	(3,212,437)	(4,018,021)
Net decrease in shares	(112,370)	(264,676)

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

COMMODITIES STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013[d]	2012[d]	2011[d]	2010[d]	2009[d]
Per Share Data
Net asset value, beginning of period	$11.21	$11.37	$13.59	$12.58	$11.47
Income (loss) from investment operations:
Net investment loss[a]	(.16)	(.17)	(.22)	(.17)	(.13)
Net gain (loss) on investments (realized and unrealized)	(.20)	.01	(.65)	1.18	1.45
Total from investment operations	(.36)	(.16)	(.87)	1.01	1.32
Less distributions from:
Net investment income	—	—	(1.35)	—	(.21)
Total distributions	—	—	(1.35)	—	(.21)
Net asset value, end of period	$10.85	$11.21	$11.37	$13.59	$12.58

Total Return[b]	(3.21%)	(1.41%)	(6.64%)	8.03%	11.56%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,170	$7,638	$10,752	$16,006	$21,386
Ratios to average net assets:
Net investment loss	(1.50%)	(1.46%)	(1.59%)	(1.46%)	(1.10%)
Total expenses	1.65%	1.69%	1.76%	1.67%	1.58%
Net expenses[c]	1.55%	1.58%	1.64%	1.58%	1.46%
Portfolio turnover rate	—	—	—	69%	359%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Net expense information reflects the expense ratios after expense waivers.
[d]	Consolidated.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

1. Organization, Consolidation of Subsidiary, and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware business trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”) as a non-diversified, open-ended investment company and is authorized to issue an unlimited number of no par value shares. The Trust offers shares of the funds to insurance companies for their variable annuity and variable life insurance contracts.

At December 31, 2013, the Trust consisted of fifty-one separate funds. This report covers the Alternatives Funds (the “Funds”), while the other funds are contained in separate reports.

Guggenheim Investments (“GI”) provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent and administrative services and accounting services to the Trust. Guggenheim Distributors, LLC (“GDL”) acts as principal underwriter for the Trust. GI, RFS and GDL are affiliated entities.

Consolidation of Subsidiary

Each of the consolidated financial statements of the Global Managed Futures Strategy Fund, Multi-Hedge Strategies Fund and Commodities Strategy Fund include the accounts of a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). Significant inter-company accounts and transactions have been eliminated in consolidation for the Funds.

Each Fund may invest up to 25% of its total assets in its Subsidiary which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

A summary of each Fund’s investment in its respective Subsidiary is as follows:

			% of Total
		Subsidiary	Net Assets of
	Inception	Net Assets at	the Fund at
	Date of	December 31,	December 31,
	Subsidiary	2013	2013
Global Managed Futures Strategy Fund	11/07/08	$1,233,608	13.4%
Multi-Hedge Strategies Fund	04/15/09	1,238,150	5.4%
Commodities Strategy Fund	07/21/09	859,250	13.9%

Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

A. Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date.

Listed options held by a fund are valued at the Official Settlement Price listed by the exchange, usually as of 4:00 p.m. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not available, fair valuation is enacted. Over-the-counter options held by a fund are valued using the average bid price (for long options) or average ask price (for short options) obtained from one or more security dealers.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, which approximates market value.

Open-end investment companies (“Mutual Funds”) are valued at their net asset value per share (“NAV”) as of the close of business on the valuation date. Exchange Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sales price.

The value of swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value of the index that the swap pertains to at the close of the NYSE. The swap’s market value is then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreements.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (continued)

direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) obtaining general information as to how these securities and assets trade; (ii) in connection with futures contracts and options thereupon, and other derivative investments, obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market; and (iii) obtaining other information and considerations, including current values in related markets.

B. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Distributions received from investments in REITs are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.

C. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

D. When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the security exceeds the market value of the securities in the segregated account.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the treasury obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Funds may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

E. Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

F. Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

G. Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of the agreement are recognized as realized gains or losses.

H. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain and loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

I. Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of

THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (continued)

Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

J. The Funds may leave cash overnight in their cash account with the custodian, U.S. Bank. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Segregated cash with the broker is held as collateral for short sales and investments in derivative instruments such as futures contracts or swap agreements.

K. Throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Financial Instruments

As part of their investment strategy, the Funds utilize short sales and a variety of derivative instruments including futures, option and swap agreements. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities.

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, that Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, that Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

An option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security (put option) or the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security (call option) at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities and a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty’s inability to perform.

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts and related options, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

In conjunction with the use of short sales, futures, options and swap agreements, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or the repurchase agreements allocated to each Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Trust pays GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds for the year:

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (continued)

Management Fees
Fund	(as a % of Net Assets)
Long Short Equity Fund	0.90%
Global Managed Futures Strategy Fund	0.90%
Multi-Hedge Strategies Fund	1.15%
Commodities Strategy Fund	0.75%

GI has contractually agreed to waive the management fee it receives from each Subsidiary. This undertaking will continue in effect for so long as each Fund invests in the Subsidiary, and may not be terminated by GI unless GI obtains the prior approval of the Fund’s Board of Trustees for such termination. In any event, this undertaking will continue through April 30, 2014.

As part of its agreement with the Trust, GI will pay all expenses of the Multi-Hedge Strategies Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with execution of portfolio transactions, short dividend expenses and extraordinary expenses.

RFS provides transfer agent and administrative services to the Funds for fees calculated at an annualized rate of 0.25% of the average daily net assets of each Fund. Fees related to the Multi-Hedge Strategies Fund are paid by GI, as previously noted.

Effective August 1, 2013, the transfer agent and administrative services fee has been amended to an annual percentage rate of 0.10% of the average daily net assets of the Long Short Equity and the Global Managed Futures Fund. Prior to August 1, 2013, the annual percentage rate was 0.25% of the average daily net assets of each Fund.

RFS also provides accounting services to the Funds for fees calculated at annualized rates below, based on the average daily net assets each Fund.

Fund Accounting Fees	(as a % of Net Assets)
On the first $250 million	0.10%
On the next $250 million	0.075%
On the next $250 million	0.05%
Over $750 million	0.03%

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses vary from Fund to Fund and are allocated to the Funds based on relative net assets. Certain expenses allocated to the Multi-Hedge Strategies Fund are paid by GI, as previously noted.

The Trust has adopted an Investor Services Plan for which GDL and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds, except Multi-Hedge Strategies Fund, will pay investor service fees to GDL at an annual rate not to exceed 0.25% of average daily net assets. GDL, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

Fees related to the Multi-Hedge Strategies Fund are paid by GI, as previously noted.

Certain officers and trustees of the Trust are also officers of GI, RFS and GDL.

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Funds’ net assets at December 31, 2013:

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CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1	Level 1	Level 2	Level 2	Level 3
	Investments	Other Financial	Investments	Other Financial	Investments
	In Securities	Instruments*	In Securities	Instruments*	In Securities	Total
Assets
Long Short Equity Fund	$30,465,618	$—	$16,582,298	$—	$—	$47,047,916
Global Managed Futures Strategy Fund	—	346,220	8,281,657	162,068	—	8,789,945
Multi-Hedge Strategies Fund	12,157,855	788,539	7,933,491	95,250	—	20,975,135
Commodities Strategy Fund	—	17,161	5,796,537	—	—	5,813,698

Liabilities
Long Short Equity Fund	$9,559,823	$—	$—	$—	$—	$9,559,823
Global Managed Futures Strategy Fund	—	62,162	—	30,338	—	92,500
Multi-Hedge Strategies Fund	10,355,093	616,546	—	20,899	—	10,992,538

*	Other financial instruments may include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

For the year ended December 31, 2013, there were no transfers between levels.

5. Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At December 31, 2013, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
HSBC Group			U.S. Treasury Strips
0.01%			0.00%
Due 01/02/14	$34,100,000	$34,100,009	02/15/43	$116,737,200	$34,411,867
			Freddie Mac
			2.00%
			04/01/23	370,745	370,158
Credit Suisse Group			U.S. Treasury Notes
0.00%			2.13%
Due 01/02/14	53,714,479	53,714,479	12/31/15	52,969,400	54,788,830
Deutsche Bank			U.S. Treasury Note
0.01%			0.25%
Due 01/02/14	34,100,000	34,100,009	04/15/16	34,954,600	34,782,068
Mizuho Financial Group, Inc.			U.S. Treasury Strips
0.01%			0.00%
Due 01/02/14	33,945,739	33,945,748	08/15/22 - 02/15/36	27,125,000	16,169,404
			U.S. Treasury Notes
			1.50% - 8.00%
			12/31/18 - 05/15/22	15,109,500	18,455,296

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (continued)

6. Derivative Investment Holdings Categorized by Risk Exposure

U.S. GAAP requires disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

The following Funds utilized derivatives for the following purposes:

Fund	Index Exposure	Liquidity	Hedging	Income	Speculation
Long Short Equity Fund	x	x	x
Global Managed Futures Strategy Fund	x	x
Multi-Hedge Strategies Fund			x	x	x
Commodities Strategy Fund	x	x

The following table represents the notional amount of derivative instruments outstanding, as an approximate percentage of the Funds’ net assets on a daily basis.

	Approximate percentage of Fund’s
	net assets on a daily basis
Fund	Long	Short
Long Short Equity Fund	—	—
Global Managed Futures Strategy Fund	165%	170%
Multi-Hedge Strategies Fund	105%	135%
Commodities Strategy Fund	100%	—

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of December 31, 2013:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Interest Rate/Currency/Commodity contracts	Variation margin	Variation margin
Equity contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at December 31, 2013:

Asset Derivative Investments Value
	Futures	Swaps	Futures	Futures	Futures	Total Value at
	Equity	Equity	Currency	Interest Rate	Commodity	December 31,
Fund	Contracts*	Contracts	Contracts*	Contracts*	Contracts*	2013
Global Managed Futures Strategy Fund	$214,694	$—	$90,819	$28,159	$174,616	$508,208
Multi-Hedge Strategies Fund	463,735	87,581	67,143	20,044	245,286	883,789
Commodities Strategy Fund	—	—	—	—	17,161	17,161

Liability Derivative Investments Value
	Futures	Swaps	Futures	Futures	Futures	Total Value at
	Equity	Equity	Currency	Interest Rate	Commodity	December 31,
Fund	Contracts*	Contracts	Contracts*	Contracts*	Contracts*	2013
Global Managed Futures Strategy Fund	$—	$—	$6,048	$30,338	$56,114	$92,500
Multi-Hedge Strategies Fund	418,274	20,899	622	68,950	128,700	637,445

*	Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended December 31, 2013:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate/Currency/Commodity contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity contracts	Net realized gain (loss) on swap agreement
Net change in unrealized appreciation (depreciation) on swap agreements
Net realized gain (loss) on options purchased
Net change in appreciation (depreciation) on options purchased

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CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended December 31, 2013:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
	Futures	Swaps	Futures	Futures	Futures	Options
	Equity	Equity	Currency	Interest Rate	Commodity	Purchased Equity
Fund	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Long Short Equity Fund	$(925)	$—	$—	$—	$—	$—	$(925)
Global Managed Futures Strategy Fund	734,753	—	58,323	(299,476)	(502,143)	—	(8,543)
Multi-Hedge Strategies Fund	8,608	296,157	28,151	(15,675)	(80,241)	(760)	236,240
Commodities Strategy Fund	—	—	—	—	(191,880)	—	(191,880)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
	Futures	Swaps	Futures	Futures	Futures	Options
	Equity	Equity	Currency	Interest Rate	Commodity	Purchased Equity
Fund	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Global Managed Futures Strategy Fund	$148,504	$—	$46,270	$(43,256)	$200,160	$—	$351,678
Multi-Hedge Strategies Fund	(96,140)	66,682	66,520	(48,906)	85,792	310	74,258
Commodities Strategy Fund	—	—	—	—	(118,954)	—	(118,954)

7. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on Federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed.

The Global Managed Futures Strategy Fund, the Multi-Hedge Strategies Fund and the Commodities Strategy Fund intend to invest up to 25% of their assets in the Subsidiary which is expected to provide the Funds with exposure to the commodities markets within the limitations of the federal tax requirements under Subchapter M of the Internal Revenue Code. The Global Managed Futures Strategy Fund, the Multi-Hedge Strategies Fund and the Commodities Strategy Fund have received a private letter ruling from the IRS that concludes that the income the Funds receive from the Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code. The Subsidiary will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business.

The RIC Modernization Act of 2010 was signed into law on December 22, 2010, and seeks to simplify some of the tax provisions applicable to regulated investment companies, the tax reporting to their shareholders and to improve the tax efficiency of certain fund structures. The greatest impact to the disclosure in the financial reports for the Funds was on the treatment of net capital losses, effective for tax years beginning after December 22, 2010.

One of the more prominent changes addresses capital loss carryforwards. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. As a result of this ordering rule, pre-enactment capital carryforwards may potentially expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (continued)

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended December 31, 2013, the following capital loss carryforward amounts expired, were used, or were permanently lost due to loss limitation rules in Section 382 of the Internal Revenue Code:

Fund	Amount
Long Short Equity Fund	$4,868,587
Global Managed Futures Strategy Fund	562,376
Multi-Hedge Strategies Fund	740,481

The tax character of distributions paid during the year ended December 31, 2013, was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
Long Short Equity Fund	$1,298	$—	$1,298

The tax character of distributions paid during the year ended December 31, 2012, was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
Multi-Hedge Strategies Fund	$129,137	$—	$129,137

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax character of distributable earnings/(accumulated losses) at December 31, 2013, was as follows:

	Undistributed	Undistributed	Net Unrealized
	Ordinary	Long-Term	Appreciation/	Capital Loss
Fund	Income	Capital Gain	Depreciation	Carryforward[1]
Long Short Equity Fund	$—	$—	$3,626,306	$(13,080,433)
Global Managed Futures Strategy Fund	—	—	224,341	(426,807)
Multi-Hedge Strategies Fund	—	—	282,104	(9,110,834)
Commodities Strategy Fund	—	—	(1,717,575)	(17,094,612)

1 A summary of the expiration of the aforementioned Capital Loss Carryforward is as follows:

								Total
	Expires in	Expires in	Expires in	Expires in	Expires in	Unlimited		Capital Loss
Fund	2014	2015	2016	2017	2018	Short-Term	Long-Term	Carryforward
Long Short Equity Fund	$—	$—	$(13,080,433)	$—	$—	$—	$—	$(13,080,433)
Global Managed Futures Strategy Fund	—	—	—	(57,408)	(369,399)	—	—	(426,807)
Multi-Hedge Strategies Fund	—	(1,258,216)	(3,935,675)	(3,551,038)	(218,950)	(13,773)	(133,182)	(9,110,834)*
Commodities Strategy Fund	(2,783,728)	—	(4,932,556)	(9,377,788)	—	—	(540)	(17,094,612)

*In accordance with Section 382 of the Internal Revenue Code, a portion of certain fund losses are subject to an annual limitation. Note, this annual limitation is generally applicable to all of the capital loss carryforwards shown with respect to each Fund.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to wash sales, and mark-to-market of passive foreign investment companies and futures contracts. Additional differences may result from the tax treatment of net investment losses and expired capital loss carryforwards. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

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CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (continued)

On the Statements of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

		Undistributed	Accumulated
	Paid In	Net Investment	Net Realized
Fund	Capital	Income	Gain
Long Short Equity Fund	$(475,498)	$445,785	$29,713
Global Managed Futures Strategy Fund	(638,982)	138,434	500,548
Multi-Hedge Strategies Fund	(306,041)	149,855	156,186
Commodities Strategy Fund	(295,619)	103,739	191,880

At December 31, 2013, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Gain (Loss)
Long Short Equity Fund	$43,138,680	$3,978,525	$(69,289)	$3,909,236
Global Managed Futures Strategy Fund	8,281,655	2	—	2
Multi-Hedge Strategies Fund	19,046,269	1,359,983	(314,906)	1,045,077
Commodities Strategy Fund	7,531,275	—	(1,734,740)	(1,734,740)

8. Securities Transactions

For the year ended December 31, 2013, the cost of purchases and proceeds from sales of investment securities, excluding government securities and short-term investments, were as follows:

Fund	Purchases	Sales
Long Short Equity Fund	$56,167,330	$53,119,779
Global Managed Futures Strategy Fund	—	—
Multi-Hedge Strategies Fund	14,433,894	17,248,595
Commodities Strategy Fund	—	—

9. Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted, $75,000,000 line of credit from U.S. Bank, N.A., which expires June 15, 2014. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended December 31, 2013. The Funds did not have any borrowings under this agreement at December 31, 2013.

The average daily balances borrowed for the year ended December 31, 2013, was as follows:

Fund	Average Daily Balance
Multi-Hedge Strategies Fund	$ 230

10. Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, Credit Suisse acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with Credit Suisse, cash collateral is invested in one or more joint repurchase agreements collateralized by obligations of the U.S. Treasury or Government Agencies and cash. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand.

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013, the Funds participated in securities lending as follows:

Fund	Value of Securities Loaned	Cash Collateral Received
Multi-Hedge Strategies Fund	$29,440	$32,000

The following represents a breakdown of the collateral for the joint repurchase agreements at December 31, 2013:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
HSBC Securities, Inc.			Freddie Mac
0.01%			0.00%
Due 01/02/14	$27,889	$27,889	01/15/14 - 07/15/32	$47,262	$28,450
Deutsche Bank Securities, Inc.			Fannie Mae
0.02%			0.00% - 1.38%
Due 01/02/14	4,111	4,111	11/15/16 - 05/15/30	6,293	4,180
			Federal Home Loan Bank
			0.38%
			06/24/16	7	7
			Freddie Mac
			3.00%
			07/28/14	4	4

11. Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counter-party must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP.

Gross Amounts Not Offset
in the Statements of
Assets and Liabilities
Net Amount of Assets
			Gross Amounts Offset	Presented on the		Cash
		Gross Amounts of	in the Statements of	Statements of Assets	Financial	Collateral	Net
Fund	Instrument	Recognized Assets[1]	Assets and Liabilities	and Liabilities	Instruments	Received[2]	Amount
Multi-Hedge Strategies Fund	Swap equity contracts	$87,581	$—	$87,581	$20,899	$—	$66,682

Gross Amounts Not Offset
in the Statements of
Assets and Liabilities
Net Amount of Liabilities
			Gross Amounts Offset	Presented on the		Cash
		Gross Amounts of	in the Statements of	Statements of Assets	Financial	Collateral	Net
Fund	Instrument	Recognized Liabilities[1]	Assets and Liabilities	and Liabilities	Instruments	Pledged[2]	Amount
Multi-Hedge Strategies Fund	Swap equity contracts	$20,899	$—	$20,899	$20,899	$—	$—

[1]	Exchange traded futures are excluded from these reported amounts.
[2]	Excludes maintenance margin deposits held at the broker related to derivatives. These amounts are reflected as Segregated cash with broker on the Statements of Assets and Liabilities.

12. Name Change

U.S. Long Short Momentum Fund Name and Principal Investment Strategies Change

At a meeting held on August 26, 2013, the Board of Trustees (the “Board”) of Rydex Series Funds (the “Trust”) approved a new name and revised principal investment strategies for the U.S. Long Short Momentum Fund. Effective October 30, 2013, the new name of the Fund is “Long Short Equity Fund”. The changes to the Fund’s name and principal investment strategies will not result in an increase in the Fund’s fees.

13. Fund Merger

On July 13, 2012, the Multi-Hedge Strategies Fund acquired all of the net assets of Alternative Strategies Allocation Fund, a separate series of the Trust, in exchange for shares of the Multi-Hedge Strategies Fund, pursuant to an agreement and plan of reorganization approved by the Board of Trustees and approved by the shareholders of the Alternative Strategies Allocation Fund. The primary reason for the transaction was to combine a smaller fund into a larger fund with a similar investment objective. The acquisition was accomplished through a combination of a tax-free exchange of the outstanding shares of the Alternative Strategies Allocation Fund 236,140 valued at $4,378,044 for respective shares of the Multi-Hedge Strategies Fund 196,061, with the remainder coming from capital transactions. For financial reporting purposes, the net assets received and shares issued by Multi-Hedge Strategies Fund were recorded at fair value; however, the Alternative Strategies Allocation Fund’s cost of the investments were carried forward to align ongoing reporting of Multi-Hedge Strategies Fund realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Alternative Strategies Allocation Fund’s net assets on July 13, 2012, were $4,378,044, including $91,645 of unrealized appreciation. Alternative Strategies Allocation Fund’s net assets were primarily comprised of investments with a fair value of $7,009,565. The aggregate net assets of Multi-Hedge Strategies Fund immediately before and after the acquisition were $18,483,956 and $22,862,000, respectively.

The financial statements reflect the operations of the Multi-Hedge Strategies Fund for the period prior to the acquisition and the combined fund for the period subsequent to the fund merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Alternative Strategies Allocation Fund that have been included in the combined fund’s Statement of Operations since the acquisition was completed. Assuming the acquisition had been completed on January 1, 2011, Multi-Hedge Strategies Fund pro-forma net investment loss, net gain on investments and net increase in net assets from operations for the period January 1, 2011 to December 31, 2011 would have been ($275,605), $595,571 and $319,966, respectively. Guggenheim Investments and its affiliates bore all of the expenses related to the reorganization.

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (continued)

14. Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant in the case entitled Marc S. Kirscher, as Litigation Trustee for the Tribune Litigation Trust v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons” Action), as a result of the ownership of shares in the Tribune Company (“Tribune”) in 2007 by certain series of the Rydex Variable Trust when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. The plaintiff has alleged that, in connection with the LBO, insiders and shareholders were paid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune insolvent. The plaintiff has asserted claims against certain insiders, shareholders, professional advisers, and others involved in the LBO, and is attempting to obtain from these individuals and entities the proceeds paid out in connection with the LBO.

Rydex Variable Trust also has been named as a defendant in one or more of a group of lawsuits filed by a group of Tribune creditors that allege state law constructive fraudulent conveyance claims against former Tribune shareholders (the “SLCFC actions”).

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”). On November 6, 2012, the defendants moved to dismiss the SLCFC actions. On December 21, 2012, the plaintiffs filed a memorandum in opposition to the motion to dismiss. On February 4, 2013, the defendants filed a reply in support of the motion to dismiss. The Court has not yet issued a decision on the motion.

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On November 20, 2013, the District Court ordered the parties in the FitzSimons action to meet and confer regarding a potential protocol for the briefing and argument of motions to dismiss to be filed in that action. On January 24, 2014, the Court extended the time for service of summonses and complaints in the FitzSimons action to February 28, 2014.

None of these lawsuits allege any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Lyondell Chemical Company

In December 2011, Rydex Variable Trust was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.).

Similar to the claims made in the Tribune matter, the Weisfelner complaint seeks to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

On January 14, 2014, the Court granted in part and denied in part the defendants’ motion to dismiss the Creditor Trust action. In particular, the Court dismissed all defendants who were conduits for the proceeds from the merger transaction, and also ruled that the plaintiff could not bring any claims on behalf of certain entities who had ratified the merger transaction. The Court also dismissed without prejudice the plaintiff’s claims for intentional fraudulent transfer against the remaining defendants, and gave the Credit Trustee leave to replead these claims. Finally, the Court denied the motion to dismiss with respect to the plaintiff’s claims for constructive fraudulent transfer against the remaining defendants.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (concluded)

This lawsuit does not allege any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,235,952; U.S. Long Short Momentum Fund - $523,200; Multi-Cap Core Equity Fund - $5,760; Hedged Equity Fund - $480; and Multi-Hedge Strategies Fund - $112,848. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders

of Rydex Variable Trust:

We have audited the accompanying statement of assets and liabilities, including the schedules of investments, of Long Short Equity Fund, Global Managed Futures Strategy Fund (consolidated), Multi-Hedge Strategies Fund (consolidated) and Commodities Strategy Fund (consolidated) (four of the series constituting the Rydex Variable Trust) (the “Funds”) as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds at December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia

February 27, 2014

THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the ordinary income distributions paid during the year, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying
Long Short Equity Fund	100%

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1.800.820.0888.

Office Locations

The offices of Guggenheim Investments can be found in the following locations:

330 Madison Avenue

10th Floor

New York, NY 10017

(Headquarters)

Four Irvington Centre

805 King Farm Boulevard

Suite 600

Rockville, MD 20850

9401 Indian Creek Parkway

40 Corporate Woods

Suite 850

Overland Park, KS 66210

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.

TRUSTEE AND OFFICER
Name and	Length of Service as Trustee	Number of Funds
Year of Birth	(Year Began)	Overseen
Donald C. Cacciapaglia*	Rydex Series Funds – 2012	213
(1951)	Rydex Variable Trust – 2012
Rydex Dynamic Funds – 2012
Rydex ETF Trust – 2012

Principal Occupations During Past Five Years: Current: Security Investors, LLC: President and CEO from April 2012 to present; Guggenheim Investments: President and Chief Administrative Officer from February 2010 to present; Previous: Channel Capital Group, Inc.: Chairman and CEO from April 2002 to February 2010

Positions held within the Trust: Trustee from 2012 to present; President from 2012 to present

INDEPENDENT TRUSTEES
Name and	Length of Service as Trustee	Number of Funds
Year of Birth	(Year Began)	Overseen
Corey A. Colehour	Rydex Series Funds – 1993	132
(1945)	Rydex Variable Trust – 1998
Rydex Dynamic Funds – 1999
Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired; Previous: President and Senior Vice President of Schield Management Company (registered investment adviser) from 2003 to 2006

Positions held within the Trust: Trustee from 1993 to present; Member of the Audit and Governance and Nominating Committees from 1995 to present

J. Kenneth Dalton	Rydex Series Funds – 1995	132
(1941)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired

Positions held within the Trust: Trustee from 1995 to present; Member and Chairman of the Audit Committee from 1997 to present; Member of the Governance and Nominating Committees from 1995 to present; and Member of the Risk Oversight Committee from 2010 to present

John O. Demaret	Rydex Series Funds – 1997	132
(1940)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired

Positions held within the Trust: Trustee from 1997 to present; Chairman of the Board from 2006 to present; Member of the Audit Committee from 1997 to present; and Member of the Risk Oversight Committee from 2010 to present

the GUGGENHEIM FUNDS annual report | 61

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (continued)

INDEPENDENT TRUSTEES – continued
Name and	Length of Service as Trustee	Number of Funds
Year of Birth	(Year Began)	Overseen
Werner E. Keller	Rydex Series Funds – 2005	132
(1940)	Rydex Variable Trust – 2005
Rydex Dynamic Funds – 2005
Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Current: Founder and President of Keller Partners, LLC (investment research firm) from 2005 to present; Previous: Retired from 2001 to 2005

Positions held within the Trust: Vice Chairman of the Board of Trustees from 2010 to present; Trustee and Member of the Audit and Governance and Nominating Committees from 2005 to present; and Chairman and Member of the Risk Oversight Committee from 2010 to present

Thomas F. Lydon, Jr.	Rydex Series Funds – 2005	132
(1960)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Current: President of Global Trends Investments (registered investment adviser) from 1996 to present

Positions held within the Trust: Trustee and Member of the Audit and Governance and Nominating Committees from 2005 to present

Patrick T. McCarville	Rydex Series Funds – 1997	132
(1942)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired; Previous: Chief Executive Officer of Par Industries, Inc., d/b/a Par Leasing from 1977 to 2010

Positions held within the Trust: Trustee from 1997 to present; Member of the Audit Committee from 1997 to present; and Chairman of the Governance and Nominating Committees from 1997 to present

Roger Somers	Rydex Series Funds – 1993	132
(1944)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Founder and Chief Executive Officer of Arrow Limousine from 1965 to present

Positions held within the Trust: Trustee from 1993 to present; Member of the Audit and Governance and Nominating Committees from 1995 to present

EXECUTIVE OFFICERS

Name, Position and	Principal Occupations
Year of Birth	During Past Five Years

Michael P. Byrum* Vice President (1970)	Current: President, Security Benefit Asset Management Holdings, LLC; Senior Vice President, Security Investors, LLC; President & Chief Investment Officer, Rydex Holdings, LLC; Director & Chairman of the Board, Advisor Research Center, Inc.; and Manager, Rydex Specialized Products, LLC

Previous: Guggenheim Distributors, LLC (f/k/a Rydex Distributors, LLC), Vice President (2009); Rydex Fund Services, LLC, Director (2009–2010), Secretary (2002–2010); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.), Director (2008–2010), Chief Investment Officer (2006–2010), President (2004–2010), Secretary (2002–2010); Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Director (2008–2010), Chief Investment Officer (2006–2010), President (2004–2010), Secretary (2002–2010); Advisor Research Center, Inc., Secretary (2006–2009), and Executive Vice President (2006)

62 | the GUGGENHEIM FUNDS annual report

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

EXECUTIVE OFFICERS – concluded

Name, Position and	Principal Occupations
Year of Birth	During Past Five Years

Nikolaos Bonos* Vice President and Treasurer (1963)	Current: Senior Vice President, Security Investors, LLC; Chief Executive Officer & Manager, Rydex Specialized Products, LLC; Chief Executive Officer & President, Rydex Fund Services, LLC; Vice President, Rydex Holdings, LLC; Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; and Vice President, Security Benefit Asset Management Holdings, LLC

Previous: Security Global Investors, LLC, Senior Vice President (2010–2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) Senior Vice President (2006–2011); Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Director (2009); and Rydex Specialized Products, LLC, Chief Financial Officer (2005–2009)

Elisabeth Miller* Chief Compliance Officer (1968)	Current: Chief Compliance Officer, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, Rydex ETF Trust, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, SBL Fund, Security Investors, LLC, and Guggenheim Distributors, LLC

Previous: Senior Manager, Security Investors, LLC and Guggenheim Distributors, LLC (2004–2009)

Amy J. Lee* Vice President and	Current: Secretary and Senior Vice President, Security Investors, LLC (2004– present)
Secretary (1961)	Previous: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004–2012)

Joseph M. Arruda* Assistant Treasurer (1966)	Current: Assistant Treasurer, SBL Fund, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President, Security Investors, LLC; and Chief Financial Officer & Manager, Rydex Specialized Products, LLC

Previous: Security Global Investors, LLC, Vice President (2010–2011); and Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Vice President (2004–2011)

*	Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with Guggenheim Investments.

the GUGGENHEIM FUNDS annual report | 63

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Distributors, LLC, Security Investors, LLC, Security Distributors, Inc. and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

64 | the GUGGENHEIM FUNDS annual report

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited) (concluded)

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

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Item 2. Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Werner Keller, an "independent" Trustee serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate Audit Fees billed by the registrant’s principal accountant, for the audit of the annual financial statements in connection with statutory and regulatory filings for the fiscal years ended December 31, 2013 and December 31, 2012 were $743,330 and $821,880, respectively.

(b) Audit-Related Fees. The aggregate Audit Related Fees billed by the registrant’s principal accountant for the fiscal years ended December 31, 2013 and December 31, 2012 were $0 and $0, respectively.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”) which required pre-approval by the Audit Committee which related to the review of the transfer agent function for the fiscal years ended December 31, 2013 and December 31, 2012 were $35,000 and $35,000, respectively.

(c) Tax Fees. The aggregate Tax Fees billed by the registrant’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended December 31, 2013 and December 31, 2012 were $220,941 and $0, respectively.

(d) All Other Fees. The aggregate All Other Fees billed by the registrant’s principal accountant for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, for the fiscal years ended December 31, 2013 and December 31, 2012 were $0 and $0, respectively.

(e) Audit Committee Pre-Approval Policies and Procedures. The audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such service is required between regularly scheduled audit committee meetings, the chairman of the audit committee, J. Kenneth Dalton, is authorized to pre-approve the service with full committee approval at the next scheduled meeting. There shall be no waivers of the pre-approval process. No services described in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $255,941 and $35,000, respectively. These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.

(h) Auditor Independence. All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. As such, the audit committee has considered these services in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b) A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Rydex Variable Trust

By (Signature and Title)*    /s/ Donald C. Cacciapaglia

Donald C. Cacciapaglia, President

Date March 10, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Donald C. Cacciapaglia

Donald C. Cacciapaglia, President

Date March 10, 2014

By (Signature and Title)*    /s/ Nikolaos Bonos

Nikolaos Bonos, Vice President and Treasurer

Date March 10, 2014

* Print the name and title of each signing officer under his or her signature.